      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 1, 2008
                                           Registration No. 333-74295; 811-09253
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ---------------
                                   FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     []

PRE-EFFECTIVE AMENDMENT NO.                                                 []
                           --

POST-EFFECTIVE AMENDMENT NO. 127                                           [x]

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             []

AMENDMENT NO. 128                                                          [x]

                                ---------------
                            WELLS FARGO FUNDS TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               525 MARKET STREET
                            SAN FRANCISCO, CA 94105
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                ---------------
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 643-9691
                                C. DAVID MESSMAN
                       WELLS FARGO FUNDS MANAGEMENT, LLC
                         525 MARKET STREET, 12TH FLOOR
                            SAN FRANCISCO, CA 94105
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                WITH A COPY TO:

                             MARCO E. ADELFIO, ESQ.
                            MORRISON & FOERSTER LLP
                          2000 PENNSYLVANIA AVE., N.W.
                             WASHINGTON, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[x]   Immediately upon filing pursuant to Rule 485(b), or

[]   on [date] pursuant to Rule 485(b)

[]   60 days after filing pursuant to Rule 485(a)(1), or

[]   on [date], pursuant to Rule 485(a)(1)

[]   75 days after filing pursuant to Rule 485(a)(2), or

[]   on [date], pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 127 to the Registration Statement of Wells Fargo Funds Trust (the "Trust") is being filed primarily to add the audited financial statements and certain related financial information for the fiscal period ended February 29, 2007, for the Wells Fargo Advantage Target Date Funds, Money Market Funds, and Life Stage Funds, and to make certain non-material changes to the Registration Statement.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                  JULY 1, 2008


                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - DOW JONES TARGET DATE FUNDS

Target Today Fund

Target 2010 Fund

Target 2020 Fund

Target 2030 Fund

Target 2040 Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS

INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information                                3
Target Date Funds                                   4
Information on Dow Jones Target Date Indexes       28
Description of Principal Investment Risks          30
Portfolio Holdings Information                     34


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds       35
About Wells Fargo Funds Trust                  35
The Investment Adviser                         35
The Sub-Adviser and Portfolio Managers         35
Dormant Investment Advisory Arrangements       36
Dormant Multi-Manager Arrangement              36


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



A Choice of Share Classes                     37
Reductions and Waivers of Sales Charges       39
Compensation to Dealers and Shareholder       42
   Servicing Agents
Pricing Fund Shares                           44
How to Open an Account                        45
How to Buy Shares                             46
How to Sell Shares                            48
How to Exchange Shares                        51
Account Policies                              53


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                    55
Taxes                                            56
Master/Gateway (Reg. TM) Structure               57
Financial Highlights                             60
For More Information                     Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

"Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Global Index Advisors, Inc. and Wells Fargo Funds Management, LLC. The WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).


Throughout this Prospectus, the WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND/SM/ is referred to as the Target Today Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND/SM/ is referred to as the Target 2010 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND/SM/ is referred to as the Target 2020 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND/SM/ is referred to as the Target 2030 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND/SM/ is referred to as the Target 2040 Fund; and collectively the Funds are referred to as the Target Date Funds.


The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

This section lists the principal risk factors for each Fund and indirectly, the principal risk factors for the master portfolios in which each Fund invests. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATIONS
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM) STRUCTURE
The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

TARGET DATE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Global Index Advisors, Inc.

PORTFOLIO MANAGERS
Rodney H. Alldredge
George V. Daniels, Jr.
James P. Lauder

TARGET TODAY FUND
Inception:3/1/1994
CLASS A TICKER: STWRX
CLASS B TICKER: WFOKX
CLASS C TICKER: WFODX

TARGET 2010 FUND
Inception:3/1/1994
CLASS A TICKER: STNRX
CLASS B TICKER: SPTBX
CLASS C TICKER: WFOCX

TARGET 2020 FUND
Inception:3/1/1994
CLASS A TICKER: STTRX
CLASS B TICKER: STPBX
CLASS C TICKER: WFLAX

TARGET 2030 FUND
Inception:3/1/1994
CLASS A TICKER: STHRX
CLASS B TICKER: SGPBX
CLASS C TICKER: WFDMX

TARGET 2040 FUND
Inception:3/1/1994
CLASS A TICKER: STFRX
CLASS B TICKER: SLPBX
CLASS C TICKER: WFOFX


(THESE CLASSES ARE CLOSED TO NEW INVESTORS, EXCEPT CERTAIN ELIGIBLE INVESTORS.)



INVESTMENT OBJECTIVE
Each Fund's objective is to approximate, before fees and expenses, the total return of the appropriate Dow Jones Target Date Index. Specifically:

o The Target Today Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target Today IndexSM.

o The Target 2010 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2010 IndexSM.

o The Target 2020 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2020 IndexSM.

o The Target 2030 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2030 IndexSM.

o The Target 2040 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2040 IndexSM.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of each Fund's total assets in equity, fixed income and money market securities designed to approximate the holdings and weightings of the securities in the appropriate Dow Jones Target Date Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
Each Fund is a gateway fund that invests in various master portfolios which in turn invest in a combination of equity, fixed income and money market securities using an asset allocation strategy designed to replicate, before fees and expenses, the total return of a Dow Jones Target Date Index that has the same target year as the Fund. Similar to the methodology of the Dow Jones Target Date Indexes, each Fund's investment strategy focuses on reducing the Fund's potential risk exposure over time by allocating the Funds' assets among these major asset classes: equity, fixed income and money market instruments. Funds with longer time horizons generally allocate more of their assets to equity securities to pursue capital appreciation over the long term. Funds with shorter time horizons replace some of their equity holdings with fixed income and money market holdings to reduce risk and price volatility. Each Fund's asset allocation among the three major asset classes generally becomes more conservative as the Fund's target year approaches. Each Fund's target year serves as a guide to the relative risk exposure of the Fund. For instance, the Target 2040 Fund has the most aggressive asset allocation and the Target Today Fund has the most conservative asset allocation. If you have a low risk tolerance, you may not wish to invest in the Target 2040 Fund, even if your expected retirement date is in the year 2040. Conversely, you may feel comfortable choosing a more aggressive Fund for a near-term investment goal if you have a higher risk tolerance.

Currently, the master portfolios in which the Funds invest are the Wells Fargo Advantage Diversified Stock Portfolio, the Wells Fargo Advantage Diversified Fixed Income Portfolio, and the Wells Fargo Advantage Money Market Portfolio. The Diversified Stock Portfolio seeks to approximate, before fees and expenses, the total return of the equity portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the equity asset class.

4 TARGET DATE FUNDS

The Diversified Fixed Income Portfolio seeks to approximate, before fees and expenses, the total return of the fixed income portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the fixed income asset class. The Diversified Stock Portfolio and the Diversified Fixed Income Portfolio use an optimization process, which seeks to balance the replication of index performance and security transaction costs. Using a statistical sampling technique, each of these master portfolios purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, each of these master portfolios attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs.


The Funds invest in the Money Market Portfolio to represent the cash component of the Dow Jones Target Date Indexes. The Money Market Portfolio invests in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt securities and repurchase agreements. Unlike the cash component of the Dow Jones Target Date Indexes, the Money Market Portfolio does not seek to replicate the Lehman Brothers 1-3 Month Treasury-Bill Index. This could result in potential tracking error between the performances of the Funds and the Dow Jones Target Date Indexes.


Although they do not currently intend to do so, the Funds reserve the right to invest in more or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
Each Fund is primarily subject to the risks mentioned below to the extent that each Fund is exposed to these risks depending on its asset allocation and target year:


   o Active Trading Risk

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Index Tracking Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o U.S. Government Obligations Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in a Fund and could adversely affect a Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

--------------------------------------------------------------------------------
RISK TOLERANCE
Two general rules of investing have shaped the Funds' strategies:

(1) Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment's potential return, the greater its potential for loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds; and

(2) Generally, the longer an investor's time horizon, the greater the capacity or ability to withstand market volatility because there is more time to recoup any losses that might be incurred.

                                                             TARGET DATE FUNDS 5

As illustrated by the line graph below, the Funds with longer time horizons are subject to more risk. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its target year, and its investors have less time to recover from market declines, the Fund reduces its amount of risk exposure. This reduction in risk exposure should help secure the value of your investment as the time nears for you to begin drawing on it. The graph shows the relative amount of potential risk that each Fund is expected to assume given its time horizon.

[GRAPHIC APPEARS HERE]

                    Percentage of Potential Risk   Years Until    Years After
                    of the Equity Market           Target Date    Target Date
Target 2040 Fund    90                             35
Target 2030 Fund    80                             25
Target 2020 Fund    60                             15
Target 2010 Fund    38                             5
Target Today Fund   20                                            10

--------------------------------------------------------------------------------
AFTER A FUND REACHES ITS TARGET YEAR

As illustrated above, by the time a Fund reaches its target year, its risk level will approach 28% of the risk of the global equity market. A Fund will not reach its lowest risk level of 20% of the risk of the global equity market until ten years past the Fund's target date. During the ten-year period after the Fund's target date, the Fund will increasingly resemble the Target Today Fund. At the end of the 10-year period, we will likely combine the Fund with the Target Today Fund.


6 TARGET DATE FUNDS

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATIONS
Each Fund's asset allocation is determined using the index methodology described in the "Information on Dow Jones Target Date Indexes" section, which results in a systematic reduction in potential equity risk exposure over time as illustrated in the line graph above. This methodology provides you with higher exposure to equity risk in the early years of investing and lower exposure to equity risk in the years prior to the Fund's target date and 10 years thereafter. Each Fund reserves the right to adjust its risk exposure upwards or downwards to meet its investment objective.


As of March 1, 2008, the Dow Jones Target Date Indexes included equity, fixed income and money market securities in the following weights. The weightings of the indexes in equity fixed income and money market securities shown in the table below represent a percentage breakdown of each corresponding Fund's assets across the Diversified Stock, Diversified Fixed Income and Money Market Portfolios, respectively, as of such date. Each Fund reserves the right to change its percentage allocation in the Diversified Stock Portfolio, Diversified Fixed Income Portfolio and Money Market Portfolio as it deems necessary to meet its investment objective.



                                          EQUITY           FIXED INCOME           MONEY MARKET
                                      SECURITIES           SECURITIES            SECURITIES
 Dow Jones Target Today Index              18%                 55%                     27%
 Dow Jones Target 2010 Index               36%                 60%                     4%
 Dow Jones Target 2020 Index               59%                 37%                     4%
 Dow Jones Target 2030 Index               80%                 16%                     4%
 Dow Jones Target 2040 Index               90%                  6%                     4%


                                                             TARGET DATE FUNDS 7

TARGET TODAY FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

On June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target Today Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]


                        CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                                  AS OF 12/31 EACH YEAR
 1998       1999       2000       2001        2002        2003       2004       2005       2006       2007
10.14%      4.50%      4.36%      3.31%       -4.03%     11.40%      5.10%      2.29%      5.12%      5.59%



               BEST AND WORST QUARTER
  Best Quarter:            Q2 '03           7.24%
  Worst Quarter:           Q3 '02           -4.40%



          The Fund's year-to-date performance through March 31, 2008, was
          0.74%.


8 TARGET TODAY FUND

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007                                 1 YEAR           5 YEARS          10 YEARS
 CLASS A/1/
  Returns Before Taxes                                   -0.49%            4.60%            4.09%
  Returns After Taxes on Distributions/2/                -2.00%            3.51%            2.55%
  Returns After Taxes on Distributions and               -0.25%            3.40%            2.68%
  Sale of Fund Shares/2,3/
 CLASS B/1/ Returns Before Taxes                         -0.07%            4.78%            4.06%
 CLASS C/1/ Returns Before Taxes                          3.86%            5.08%            4.05%
 RUSSELL 3000 INDEX/4/                                    5.14%           13.63%            6.22%
  (reflects no deduction for expenses or
  taxes)
 DOW JONES TARGET TODAY INDEX/5/                          6.48%            6.82%            6.49%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/6/             6.97%            4.42%            5.97%
  (reflects no deduction for expenses or
  taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on March 1, 1994. Class B shares incepted on August 1, 1998. Class C shares incepted on December 1, 1998. Prior to June 26, 2006, the WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND was named the Wells Fargo Advantage Outlook Today Fund. Performance shown prior to the inception of the Class B and Class C shares reflects the performance of the Class A shares, adjusted to reflect Class B and Class C sales charges and expenses.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.

3 Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.
4 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
5 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Information on Dow Jones Target Date Indexes" section for further information. You cannot invest directly in an index.
6 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                             TARGET TODAY FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)           CLASS A          CLASS B           CLASS C
  Maximum sales charge (load) imposed on           5.75%              None             None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)             None/1/          5.00%            1.00%
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)         CLASS A          CLASS B          CLASS C
  Management Fees/2/                                  0.25%            0.25%            0.25%
  Distribution (12b-1) Fees                           0.00%            0.75%            0.75%
  Other Expenses/3/                                   0.74%            0.74%            0.74%
  Acquired Fund Fees and Expenses                     0.26%            0.26%            0.26%
  (Underlying Master Portfolios)/4/
  TOTAL ANNUAL FUND OPERATING EXPENSES                1.25%            2.00%            2.00%
  Fee Waivers                                         0.10%            0.10%            0.10%
  NET EXPENSES/5/                                     1.15%            1.90%            1.90%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.

2 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

5 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


10 TARGET TODAY FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                                                     CLASS A           CLASS B           CLASS C
 If you sell your shares at the end of the
period:
   1 Year                                              $685              $693              $293
   3 Years                                             $939              $918              $618
   5 Years                                           $1,213            $1,269            $1,069
  10 Years                                           $1,991            $2,035            $2,319
 If you do NOT sell your shares at the end
of the period:
   1 Year                                              $685              $193              $193
   3 Years                                             $939              $618              $618
   5 Years                                           $1,213            $1,069            $1,069
  10 Years                                           $1,991            $2,035            $2,319


                                                            TARGET TODAY FUND 11

TARGET 2010 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

On June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2010 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]


                CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                           AS OF 12/31 EACH YEAR
1998     1999    2000    2001     2002     2003     2004    2005    2006    2007
15.67%   9.10%   0.39%   -1.04%   -9.23%   15.56%   6.62%   2.94%   6.97%   6.58%



              BEST AND WORST QUARTER
  Best Quarter:            Q4 '98           9.99%
  Worst Quarter:           Q3 '02          -8.62%



          The Fund's year-to-date performance through March 31, 2008, was
          -0.56%.


12 TARGET 2010 FUND

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007                                1 YEAR           5 YEARS          10 YEARS
 CLASS A/1/
  Returns Before Taxes                                   0.49%            6.39%           4.48%
  Returns After Taxes on Distributions/2/               -0.90%            5.39%           3.11%
  Returns After Taxes on Distributions and               0.41%            5.02%           3.16%
  Sale of Fund Shares/2/
 CLASS B/1/ Returns Before Taxes                         0.79%            6.59%           4.46%
 CLASS C/1/ Returns Before Taxes                         4.77%            6.90%           4.46%
 RUSSELL 3000 INDEX/3/                                   5.14%           13.63%           6.22%
  (reflects no deduction for expenses or
  taxes)
 DOW JONES TARGET 2010 INDEX/4/                          7.73%           10.16%           7.19%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/5/            6.97%            4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on March 1, 1994. Class B shares incepted on March 1, 1997. Class C shares incepted on December 1, 1998. Prior to June 26, 2006, the WELLS FARGO ADVANTAGE DOW JONES TARGET
  2010 FUND was named the Wells Fargo Advantage Outlook 2010 Fund. Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.


3 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Information on Dow Jones Target Date Indexes" section for further information. You cannot invest directly in an index.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                             TARGET 2010 FUND 13

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)           CLASS A          CLASS B          CLASS C
  Maximum sales charge (load) imposed on            5.75%             None             None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)             None/1/           5.00%            1.00%
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)         CLASS A          CLAS B          CLASS C
  Management Fees/2/                                  0.25%            0.25%           0.25%
  Distribution (12b-1) Fees                           0.00%            0.75%           0.75%
  Other Expenses/3/                                   0.64%            0.64%           0.64%
  Acquired Fund Fees and Expenses                     0.36%            0.36%           0.36%
  (Underlying Master Portfolios)/4/
  TOTAL ANNUAL FUND OPERATING EXPENSES                1.25%            2.00%           2.00%
  Fee Waivers                                         0.07%            0.07%           0.07%
  NET EXPENSES/5/                                     1.18%            1.93%           1.93%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.

2 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

5 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


14 TARGET 2010 FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                                                     CLASS A           CLASS B           CLASS C
 If you sell your shares at the end of the
period:
   1 Year                                              $688              $696              $296
   3 Years                                             $942              $921              $621
   5 Years                                           $1,216            $1,271            $1,071
  10 Years                                           $1,994            $2,037            $2,322
 If you do NOT sell your shares at the end
of the period:
   1 Year                                              $688              $196              $196
   3 Years                                             $942              $621              $621
   5 Years                                           $1,216            $1,071            $1,071
  10 Years                                           $1,994            $2,037            $2,322


                                                             TARGET 2010 FUND 15

TARGET 2020 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

On June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2020 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]


                  CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                             AS OF 12/31 EACH YEAR
1998     1999     2000     2001     2002      2003     2004    2005    2006     2007
19.61%   13.72%   -4.03%   -6.51%   -14.04%   19.66%   8.23%   4.33%   10.67%   6.93%



             BEST AND WORST QUARTER
  Best Quarter:           Q4 '98          14.48%
  Worst Quarter:          Q3 '02         -11.79%



          The Fund's year-to-date performance through March 31, 2008, was
          -4.05%.


           16 TARGET 2020 FUND

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007                                1 YEAR           5 YEARS          10 YEARS
 CLASS A/1/
  Returns Before Taxes                                   0.76%            8.55%           4.68%
  Returns After Taxes on Distributions/2/               -0.68%            7.58%           3.43%
  Returns After Taxes on Distributions and               0.69%            6.98%           3.46%
  Sale of Fund Shares/2/
 CLASS B/1/ Returns Before Taxes                         1.14%            8.76%           4.67%
 CLASS C/1/ Returns Before Taxes                         5.12%            9.04%           4.66%
 RUSSELL 3000 INDEX/3/                                   5.14%           13.63%           6.22%
  (reflects no deduction for expenses or
  taxes)
 DOW JONES TARGET 2020 INDEX/4/                          8.11%           13.83%           7.91%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/5/            6.97%            4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on March 1, 1994. Class B shares incepted on March 1, 1997. Class C shares incepted on December 1, 1998. Prior to June 26, 2006, the WELLS FARGO ADVANTAGE DOW JONES TARGET
  2020 FUND was named the Wells Fargo Advantage Outlook 2020 Fund. Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Information on Dow Jones Target Date Indexes" section for further information. You cannot invest directly in an index.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                             TARGET 2020 FUND 17

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)           CLASS A          CLASS B          CLASS C
  Maximum sales charge (load) imposed on            5.75%             None             None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)             None/1/           5.00%            1.00%
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)         CLASS A          CLASS B          CLASS C
  Management Fees/2/                                  0.25%            0.25%            0.25%
  Distribution (12b-1) Fees                           0.00%            0.75%            0.75%
  Other Expenses/3/                                   0.63%            0.63%            0.63%
  Acquired Fund Fees and Expenses                     0.39%            0.39%            0.39%
  (Underlying Master Portfolios)/4/
  TOTAL ANNUAL FUND OPERATING EXPENSES                1.27%            2.02%            2.02%
  Fee Waivers                                         0.07%            0.07%            0.07%
  NET EXPENSES/5/                                     1.20%            1.95%            1.95%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.

2 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

5 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


           18 TARGET 2020 FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                                                     CLASS A           CLASS B           CLASS C
 If you sell your shares at the end of the
period:
   1 Year                                              $690              $698              $298
   3 Years                                             $948              $927              $627
   5 Years                                           $1,226            $1,282            $1,082
  10 Years                                           $2,015            $2,059            $2,342
 If you do not sell your shares at the end
of the period:
   1 Year                                              $690              $198              $198
   3 Years                                             $948              $627              $627
   5 Years                                           $1,226            $1,082            $1,082
  10 Years                                           $2,015            $2,059            $2,342


                                                             TARGET 2020 FUND 19

TARGET 2030 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

On June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2030 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]


                   CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                             AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004    2005    2006     2007
22.40%   16.46%   -5.99%   -10.17%   -16.99%   23.50%   9.87%   5.23%   12.74%   7.28%



             BEST AND WORST QUARTER
  Best Quarter:           Q4 '98          17.93%
  Worst Quarter:          Q3 '02         -14.08%



          The Fund's year-to-date performance through March 31, 2008, was
          -6.89%.


           20 TARGET 2030 FUND

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007                                1 YEAR           5 YEARS          10 YEARS
 CLASS A/1/
  Returns Before Taxes                                   1.12%           10.23%           4.98%
  Returns After Taxes on Distributions/2/               -0.24%            9.19%           3.66%
  Returns After Taxes on Distributions and               0.98%            8.46%           3.73%
  Sale of Fund Shares/2/
 CLASS B/1/ Returns Before Taxes                         1.50%           10.46%           4.96%
 CLASS C/1/ Returns Before Taxes                         5.46%           10.73%           4.94%
 RUSSELL 3000 INDEX/3/                                   5.14%           13.63%           6.22%
  (reflects no deduction for expenses or
  taxes)
 DOW JONES TARGET 2030 INDEX/4/                          8.43%           16.74%           8.44%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/5/            6.97%            4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on March 1, 1994. Class B shares incepted on March 1, 1997. Class C shares incepted on December 1, 1998. Prior to June 26, 2006, the WELLS FARGO ADVANTAGE DOW JONES TARGET
  2030 FUND was named the Wells Fargo Advantage Outlook 2030 Fund. Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Information on Dow Jones Target Date Indexes" section for further information. You cannot invest directly in an index.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                             TARGET 2030 FUND 21

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)           CLASS A          CLASS B          CLASS C
  Maximum sales charge (load) imposed on            5.75%             None             None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)             None/1/           5.00%            1.00%
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)         CLASS A          CLASS B          CLASS C
  Management Fees/2/                                  0.25%            0.25%            0.25%
  Distribution (12b-1) Fees                           0.00%            0.75%            0.75%
  Other Expenses/3/                                   0.63%            0.63%            0.63%
  Acquired Fund Fees and Expenses                     0.41%            0.41%            0.41%
  (Underlying Master Portfolios)/4/
  TOTAL ANNUAL FUND OPERATING EXPENSES                1.29%            2.04%            2.04%
  Fee Waivers                                         0.08%            0.08%            0.08%
  NET EXPENSES/5/                                     1.21%            1.96%            1.96%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.

2 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

5 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


           22 TARGET 2030 FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                                                     CLASS A           CLASS B           CLASS C
 If you sell your shares at the end of the
period:
   1 Year                                              $691              $699              $299
   3 Years                                             $953              $932              $632
   5 Years                                           $1,235            $1,291            $1,091
  10 Years                                           $2,035            $2,079            $2,363
 If you do NOT sell your shares at the end
of the period:
   1 Year                                              $691              $199              $199
   3 Years                                             $953              $632              $632
   5 Years                                           $1,235            $1,091            $1,091
  10 Years                                           $2,035            $2,079            $2,363


                                                             TARGET 2030 FUND 23

TARGET 2040 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

On June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2040 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS FOR CLASS A/1/
                              AS OF 12/31 EACH YEAR
1998     1999     2000      2001      2002      2003     2004     2005    2006     2007
25.17%   21.02%   -10.01%   -13.82%   -20.01%   27.08%   11.18%   6.03%   14.55%   7.41%



             BEST AND WORST QUARTER
  Best Quarter:           Q4 '98          21.54%
  Worst Quarter:          Q3 '02         -16.20%



          The Fund's year-to-date performance through March 31, 2008, was
          -8.26%.


           24 TARGET 2040 FUND

 AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2007                                1 YEAR           5 YEARS          10 YEARS
 CLASS A/1///
  Returns Before Taxes                                   1.21%           11.69%           5.02%
  Returns After Taxes on Distributions/2/               -0.42%           10.82%           3.99%
  Returns After Taxes on Distributions and               1.30%            9.85%           3.95%
  Sale of Fund Shares/2,3/
 CLASS B/1/ Returns Before Taxes                         1.60%           11.95%           5.01%
 CLASS C/1/ Returns Before Taxes                         5.63%           12.20%           5.00%
 RUSSELL 3000 INDEX/4/                                   5.14%           13.63%           6.22%
  (reflects no deduction for expenses or
  taxes)
 DOW JONES TARGET 2040 INDEX/5/                          8.48%           17.68%           8.69%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/6/            6.97%            4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on March 1, 1994. Class B shares incepted on March 1, 1997. Class C shares incepted on July 1, 1998. Prior to June 26, 2006, the WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND was named the Wells Fargo Advantage Outlook 2040 Fund. Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

4 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
5 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Information on Dow Jones Target Date Indexes" section for further information. You cannot invest directly in an index.
6 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                             TARGET 2040 FUND 25

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)           CLASS A          CLASS B          CLASS C
  Maximum sales charge (load) imposed on            5.75%             None             None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)             None/1/           5.00%            1.00%
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)         CLASS A          CLASS B          CLASS C
  Management Fees/2/                                  0.25%            0.25%            0.25%
  Distribution (12b-1) Fees                           0.00%            0.75%            0.75%
  Other Expenses/3/                                   0.62%            0.62%            0.62%
  Acquired Fund Fees and Expenses                     0.42%            0.42%            0.42%
  (Underlying Master Portfolios)/4/
  TOTAL ANNUAL FUND OPERATING EXPENSES                1.29%            2.04%            2.04%
  Fee Waivers                                         0.07%            0.07%            0.07%
  NET EXPENSES/5/                                     1.22%            1.97%            1.97%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within eighteen months from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.

2 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

5 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


           26 TARGET 2040 FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                                                     CLASS A           CLASS B           CLASS C
 If you sell your shares at the end of the
period:
   1 Year                                              $692              $700              $300
   3 Years                                             $954              $933              $633
   5 Years                                           $1,236            $1,292            $1,092
  10 Years                                           $2,036            $2,080            $2,363
 If you do NOT sell your shares at the end
of the period:
   1 Year                                              $692              $200              $200
   3 Years                                             $954              $633              $633
   5 Years                                           $1,236            $1,092            $1,092
  10 Years                                           $2,036            $2,080            $2,363


                                                             TARGET 2040 FUND 27

INFORMATION ON DOW JONES TARGET DATE INDEXES
--------------------------------------------------------------------------------

INDEX PERFORMANCE
While the objective of each Fund is to replicate, before fees and expenses, the total return of its target index, the performance shown for each target index is not the past performance of the corresponding Wells Fargo Advantage Dow Jones Target Date Fund or any other investment. Index performance does not include any fees and expenses associated with investing, including management fees and brokerage costs, and would be lower if it did. Past index performance is no guarantee of future results, either for the index or for any mutual fund. You cannot invest directly in an index.

The Dow Jones Target Date Indexes described in this Prospectus were launched by Dow Jones & Company, Inc. (Dow Jones) on April 1, 2005. This Prospectus contains comparisons, assertions, and conclusions regarding the performance of the Dow Jones Target Date Indexes based on back-testing (I.E., strictly quantitative calculations of how an index might have performed in the past if it had existed, using substantially the same index methodology employed by Dow Jones today). Back-tested performance information is hypothetical and is provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance.


Each Dow Jones Target Date Index is comprised of a set of equity, bond and cash sub-indexes. The equity component is represented by the Dow Jones U.S. Style Indexes (sub-indexes numbers 1 through 6 in the table on the next page), Dow Jones Asia/Pacific Index, Dow Jones Europe/Canada Index and Dow Jones Wilshire Emerging Markets Large-Cap Specialty Index. The bond component is represented by the Lehman Brothers Government Bond, Corporate Bond, Fixed Rate Mortgage Backed Securities and Majors (ex-U.S.) Indexes. Finally, the cash component is represented by the Lehman Brothers 1-3 Month Treasury-Bill Index. Dow Jones created back-tested theoretical history for the Dow Jones Target Date Indexes for the period December 31, 1991, through March 31, 2005, using these sub-indexes.


THE BACK-TESTED PERFORMANCE RESULTS HAVE MANY INHERENT LIMITATIONS. AMONG OTHER THINGS, BACK-TESTED PERFORMANCE DIFFERS FROM ACTUAL PERFORMANCE BECAUSE IT IS ACHIEVED THROUGH THE RETROACTIVE APPLICATION OF DATA THAT IS DESIGNED WITH THE BENEFIT OF HINDSIGHT. RULES USED TO CALCULATE "PRIOR PERFORMANCE" ARE NOT CHANGED. HOWEVER, DOW JONES DOES RESERVE THE RIGHT TO ALTER THE RESULTS AND THE METHODOLOGIES OF THEIR INDEXES, INCLUDING STYLE AND TARGET INDEXES, IN THE FUTURE. IN THE EVENT OF A CHANGE IN METHODOLOGY, IT IS NOT STANDARD PRACTICE TO RECALCULATE OR "RECAST" PAST PERFORMANCE IF THE CONDITIONS, OBJECTIVES AND INVESTMENT STRATEGIES OF THE INDEXES HAVE NOT CHANGED MATERIALLY DURING THE TIME PERIOD PORTRAYED ABOVE.

NEITHER DOW JONES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION THAT THE DOW JONES TARGET DATE INDEXES WILL OR ARE LIKELY TO ACHIEVE PERFORMANCE SIMILAR TO THAT SHOWN USING BACK-TESTED PERFORMANCE INFORMATION. ACTUAL PERFORMANCE OF THE INDEXES MAY BE MATERIALLY LOWER THAN THE BACK-TESTED PERFORMANCE. THERE ARE FREQUENTLY SIGNIFICANT DIFFERENCES BETWEEN HYPOTHETICAL PERFORMANCE RESULTS AND THE ACTUAL RESULTS SUBSEQUENTLY ACHIEVED BY ANY PARTICULAR TRADING OR INVESTMENT STRATEGY. AMONG OTHER THINGS, BACK-TESTED PERFORMANCE RESULTS DO NOT REFLECT THE IMPACT THAT MATERIAL ECONOMIC AND MARKET FACTORS MIGHT HAVE ON THE DECISIONS AN INVESTMENT ADVISER MANAGING AN INVESTMENT STRATEGY BASED ON THE DOW JONES TARGET DATE INDEXES MIGHT MAKE IF THE ADVISER WERE ACTUALLY MANAGING CLIENT ASSETS.

--------------------------------------------------------------------------------
INDEX METHODOLOGY
The Dow Jones Target Date Indexes are a series of Indexes designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time. Each Index is a blend of sub-indexes representing three major asset classes: equity securities, fixed income securities and money market instruments. The allocation of each Index generally becomes more conservative as the Index's time horizon becomes shorter. The Index weightings among the major asset classes are adjusted monthly based on a published set of Index rules. The Indexes with longer time horizons have higher allocations to equity securities, while the Indexes with shorter time horizons replace some of their stock allocations with allocations to fixed income securities and money market instruments.

 28 INFORMATION ON DOW JONES TARGET DATE INDEXES

The equity asset class is currently comprised of nine sub-asset classes; the fixed income asset class is currently comprised of four sub-asset classes; the money market asset class is currently comprised of one sub-asset class. Each sub-asset class is represented by an underlying index and is equally weighted with other sub-asset classes within its major asset class. The market risk of each Dow Jones Target Date Index will gradually decline over a period of years by changing its allocation among the three major asset classes and not by excluding any asset classes or sub-asset classes or by changing allocations among sub-asset classes.

The sub-asset classes that currently comprise each major asset class of the Dow Jones Target Date Indexes are detailed in the table below:

                                                                  MAJOR ASSET CLASSES
                       EQUITY COMPONENT                      FIXED INCOME COMPONENT                 MONEY MARKET COMPONENT
                       1. Dow Jones U.S. Large-Cap Growth    1. Lehman Brothers Government          1. Lehman Brothers 1-3 Month
                      Index                                 Bond Index                             Treasury-Bill Index
                       2. Dow Jones U.S. Large-Cap Value     2. Lehman Brothers Corporate
                      Index                                 Bond Index
                       3. Dow Jones U.S. Mid-Cap Growth      3. Lehman Brothers Fixed Rate
                      Index                                 Mortgage Backed Securities Index
                       4. Dow Jones U.S. Mid-Cap Value       4. Lehman Brothers Majors (ex-U.S.)
                      Index                                 Index
                       5. Dow Jones U.S. Small-Cap Growth
                      Index
 SUB-ASSET CLASSES/1/
                       6. Dow Jones U.S. Small-Cap Value
                      Index
                       7. Dow Jones Asia/Pacific Index
                       8. Dow Jones Europe/Canada Index
                       9. Dow Jones Wilshire Emerging
                      Markets Large-Cap Specialty Index

Each Dow Jones Target Date Index will exhibit higher market risk in its early years and lower market risk in the years approaching its target year. At more than 35 years prior to the target year, the Index's targeted risk level is set at 90% of the risk of the global equity market/2/. The major asset classes are rebalanced monthly within the Index to maximize the weighting to the asset class with the highest historical return at the 90% risk level. At 35 years before the target year, each Index will begin to gradually reduce market risk. A new targeted risk level is calculated each month as a function of the current risk of the equity component and the number of months remaining to the Index's target year. The monthly risk reductions continue until the Index reflects 20% of the risk of the global equity market, on December 1 of the year ten years after the Index's target year. Once an Index reaches that date, it always reflects 20% of the risk of the global equity market.

1 Additional information about the sub-indexes comprising the sub-asset classes is available in the Statement of Additional Information.
2 The global equity market is measured by the sub-indexes comprising the equity component of the Dow Jones Target Date Indexes.

                                 INFORMATION ON DOW JONES TARGET DATE INDEXES 29

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolio(s) in which each Fund invests, are identified in the Funds' description pages and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


ACTIVE TRADING RISK    Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK     When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                       Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                       Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK   Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                       Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.
DERIVATIVES RISK       The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                       For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 30 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKETS RISK          Countries with emerging markets include, but are not limited to, the following: (1) countries included in the MSCI Emerging Markets Index; and (2) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank). Markets in these countries may be under-
                               capitalized, have less developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities:
                               (1) issued by companies with their principal place of business or principal office in an emerging market country; or (2) issued by companies for which the principal securities trading market is an emerging market country. Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk"and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
FOREIGN INVESTMENT RISK        Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
INDEX TRACKING RISK            The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 31

ISSUER RISK                  The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.
LEVERAGE RISK                Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK               A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.


 32 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

SMALLER COMPANY SECURITIES    Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                          liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or may be newer public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
U.S. GOVERNMENT OBLIGATIONS   Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                          be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                              a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                              Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                              agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                              U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                              Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an
                              Underlying Fund that holds securities of the entity will be adversely impacted. U.S.
                              Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.
VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 33

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


 34 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended August 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds. For information regarding the sub-advisers that perform day-to-day investment management

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 35
activities for the master portfolios in which the Funds invest, see "The Sub-Advisers for the Master Portfolios" under the "Master/Gateway (Reg.
TM)Structure" section.

GLOBAL INDEX ADVISORS, INC. (GIA), located at 29 North Park Square, Suite 201, Marietta, Georgia 30060, is the investment sub-adviser for each Fund. Accordingly, GIA is responsible for the day-to-day investment management activities of the Funds. GIA is a registered investment adviser that, through its relationships with Dow Jones Indexes and State Street Global Advisors, offers a series of collective investment funds, which are investable Dow Jones U.S. Style and Dow Jones Portfolio Index Funds.


Rodney H. Alldredge      Mr. Alldredge is jointly responsible for managing the Funds. Mr. Alldredge co-founded
                         GIA in 1994 and currently serves as co-portfolio manager and Director of Portfolio
                         Operations of GIA. Mr. Alldredge has served as a consulting analyst and asset allocation strategist for both defined benefit and defined contribution retirement plans since
                         1989. Education: B.S., Computer Information Systems, Birmingham Southern College.
George V. Daniels, Jr.   Mr. Daniels is jointly responsible for managing the Funds. Mr. Daniels co-founded GIA in
                         1994 and currently serves as co-portfolio manager and chairman/chief compliance officer of GIA. Mr. Daniels has served as an investment management consultant to both defined benefit and defined contribution retirement plans since 1966. Education: B.S.,
                         Electrical Engineering, Louisiana State University; M.S., Applied Mathematics, University
                         of Florida.
James P. Lauder          Mr. Lauder is jointly responsible for managing the Funds. Mr. Lauder joined GIA in 2002 and currently serves as co-portfolio manager and chief executive officer of GIA. Prior to joining GIA, Mr. Lauder served as president and founder of the Lauder Consulting
                         Group, a bank strategy firm, from 2001 to 2002 and was a manager of corporate strategy at SunTrust Banks, Inc. from 2000 to 2001. Education: B.S., Finance, University of
                         South Alabama; M.B.A., Goizueta Business School, Emory University.


DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the gateway Funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly in a portfolio of securities, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, each Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 36 ORGANIZATION AND MANAGEMENT OF THE FUNDS

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------


After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. Not all Funds offer all three share classes. Specific Fund charges may vary, so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.

The Funds no longer offer Class B shares, except in connection with the reinvestment of any distributions and exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS permitted by our exchange policy (see "How to Exchange Shares" later in this Prospectus).



                            CLASS A                            CLASS B/1/                         CLASS C
 INITIAL SALES CHARGE       5.75%                              None. Your entire investment       None. Your entire investment
                                                              goes to work immediately.          goes to work immediately.
 CONTINGENT DEFERRED        None (except that a charge         5% and declines until it           1% if shares are sold within
 SALES CHARGE (CDSC)       of 1% applies to certain           reaches 0% at the beginning        one year after purchase.
                           redemptions made within            of the 7th year.
                           eighteen months, following
                           purchases of $1 million or
                           more without an initial sales
                           charge).
 ONGOING DISTRIBUTION       None.                              0.75%                              0.75%
 (12B-1) FEES
 PURCHASE MAXIMUM           None. Volume reductions            $100,000                           $1,000,000
                           given upon providing
                           adequate proof of eligibility.
 ANNUAL EXPENSES            Lower ongoing expenses             Higher ongoing expenses            Higher ongoing expenses
                           than Classes B and C.              than Class A because of            than Class A because of
                                                              higher 12b-1 fees.                 higher 12b-1 fees.
 CONVERSION FEATURE         Not applicable.                    Yes. Converts to Class A           No. Does not convert to
                                                              shares after a certain             Class A shares, so annual
                                                              number of years depending          expenses do not decrease.
                                                              on the Fund, so annual
                                                              expenses decrease.



1 Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect.


Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

CLASS A SHARES SALES CHARGE SCHEDULE
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

                                                    A CHOICE OF SHARE CLASSES 37

                    CLASS A SHARES SALES CHARGE SCHEDULE
                                   FRONT-END SALES           FRONT-END SALES
                                    CHARGE AS %              CHARGE AS %
                                     OF PUBLIC              OF NET AMOUNT
 AMOUNT OF PURCHASE               OFFERING PRICE               INVESTED
  Less than $50,000                     5.75%                     6.10%
  $50,000 to $99,999                    4.75%                     4.99%
  $100,000 to $249,999                  3.75%                     3.90%
  $250,000 to $499,999                  2.75%                     2.83%
  $500,000 to $999,999                  2.00%                     2.04%
  $1,000,000 and over/1/                0.00%                     0.00%


1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


CLASS B SHARES CDSC SCHEDULES

Class B shares are closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS (as permitted by our exchange policy). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. Existing shareholders of Class B shares who redeem their shares within six years of the purchase date may pay a CDSC based on how long such shareholders have held their shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:



 CLASS      RES CDSC      ULE FOR TH     DS
 REDEMP       1 YEAR        2 YEARS        3 YEARS        4 YEARS        5 YEARS        6 YEARS        7 YEARS        8 YEARS
 CDSC         5.00%          4.00%          3.00%          3.00%          2.00%          1.00%          0.00%         A shares


The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.


CLASS C SHARES SALES CHARGES

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay higher ongoing expenses.


 38 A CHOICE OF SHARE CLASSES

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)


o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.


o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 39

ACCOUNTS THAT CAN BE AGGREGATED
You may aggregate the following types of accounts indicated below to qualify for a volume discount:


 CAN THIS TYPE OF ACCOUNT BE AGGREGATED?             YES         NO
 Individual accounts                                X
 Joint accounts                                     X
 UGMA/UTMA accounts                                 X
 Trust accounts over which the shareholder          X
  has individual or shared authority
 Solely owned business accounts                     X
 RETIREMENT PLANS
 Traditional and Roth IRAs                          X
 SEP IRAs                                           X
 SIMPLE IRAs that do not use the WELLS FARGO        X
  ADVANTAGE FUNDS prototype agreement
 403(b) Plan accounts                               X
 401(k) Plan accounts                                           X
 OTHER ACCOUNTS
 529 Plan accounts*                                             X
 Accounts held through other brokerage firms                    X


* These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.


Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.


CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

o  Current and retired employees, directors/trustees and officers of:
   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

o  Current employees of:
   o the Fund's transfer agent;
   o broker-dealers who act as selling agents;
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
   o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

 40 REDUCTIONS AND WAIVERS OF SALES CHARGES

o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

o  Section 529 college savings plan accounts.

o  Insurance company separate accounts.


o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/), subject to review and approval by Funds Management.


o Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.

o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS
o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

o We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)


o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

o For Class B shares purchased after May 18, 1999, for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:

   o withdrawals are made by participating in the Systematic Withdrawal Plan;
     and
   o withdrawals may not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

o We waive the Class C shares CDSC if the dealer of record waived its commission with a Fund's approval.

o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 41

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------


DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. After Class B shares were closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges) at the close of business on February 14, 2008, fees paid under the 12b-1 Plan may be used to make payments to selling or servicing agents for past sales and distribution efforts, as well as the provision of ongoing services to shareholders. The fees paid under this 12b-1 Plan are as follows:


 FUND                          CLASS B             CLASS C
 Target Today Fund             0.75%               0.75%
 Target 2010 Fund              0.75%               0.75%
 Target 2020 Fund              0.75%               0.75%
 Target 2030 Fund              0.75%               0.75%
 Target 2040 Fund              0.75%               0.75%


These fees are paid out of each Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.


SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS

In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the


 42 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 43

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 44 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:


   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)


NOTE: The Target Today, Target 2010, Target 2020, Target 2030, and Target 2040 Funds' Class A, Class B and Class C shares are closed to certain new investors, therefore you cannot open an account in these Funds unless you are an eligible investor. Please see the Statement of Additional Information for eligibility requirements.

                                                       HOW TO OPEN AN ACCOUNT 45

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.


 MINIMUM INVESTMENTS               INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts                  $1,000                                             $100
 IRAs, IRA rollovers, Roth IRAs      $250                                             $100
 UGMA/UTMA accounts                   $50                                              $50
 Employer Sponsored                no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                     OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------------- -------------------------------------------------- -------------------------------------
 By Internet                       A new account may not be opened by                 o To buy additional shares or buy
---------------------------------
                                  Internet unless you have another Wells Fargo       shares of a new Fund, visit
                                  Advantage Fund account with your bank              www.wellsfargo.com/
                                  information on file. If you do not currently       advantagefunds.
                                  have an account, refer to the section on           o Subsequent online purchases
                                  buying shares by mail or wire.                     have a minimum of $100 and a
                                  --------------------------------------------------
                                                                                     maximum of $100,000. You may
                                                                                     be eligible for an exception to
                                                                                     this maximum. Please call
                                                                                     Investor Services at
                                                                                     1-800-222-8222 for more
                                                                                     information.
                                                                                     -----
 By Mail                           o Complete and sign your account                   o Enclose a voided check (for
---------------------------------
                                  application.                                       checking accounts) or a deposit
                                  o Mail the application with your check made        slip (savings accounts).
                                  payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                                     with your name, the Fund name,
                                                    REGULAR MAIL
                                  --------------------------------------------------
                                                                                     and your account number.
                                            WELLS FARGO ADVANTAGE FUNDS
                                                                                     o Mail the deposit slip or note
                                                   P.O. Box 8266
                                                                                     with your check made payable
                                               Boston, MA 02266-8266
                                                                                     to the Fund to the address on
                                                   OVERNIGHT ONLY                    the left.
                                  -------------------------------------------------- -------------------------------------
                                            WELLS FARGO ADVANTAGE FUNDS
                                         c/o Boston Financial Data Services
                                                    30 Dan Road
                                               Canton, MA 02021-2809
                                  --------------------------------------------------
 By Telephone                      A new account may not be opened by                 To buy additional shares or to buy
---------------------------------
                                  telephone unless you have another Wells            shares of a new Fund call:
                                  Fargo Advantage Fund account with your             o Investor Services at
                                  bank information on file. If you do not            1-800-222-8222 or
                                  currently have an account, refer to the section    o 1-800-368-7550 for the
                                  on buying shares by mail or wire.                  automated phone system.
                                  -------------------------------------------------- -------------------------------------


 46 HOW TO BUY SHARES

 BUYING SHARES
-----------------------------------------------------------------------------------------------------------------
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- ---------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
--------------------------                                                --------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve,
                           Menomonee Falls,Wisconsin 53051.
                           ----------------------------------------------
 By Wire                    o Complete, sign and mail your account         To buy additional shares, instruct
--------------------------
                           application (refer to the section on buying    your bank or financial institution to
                           shares by mail)                                use the same wire instructions
                           o Provide the following instructions to your   shown to the left.
                                                                          --------------------------------------
                           financial institution:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number and any applicable
                           share class)
                           Account Name: Provide your
                           name as registered on the
                           Fund account
                           ----------------------------------------------
 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                           representative.

-------------------------- ---------------------------------------------- --------------------------------------

GENERAL NOTES FOR BUYING SHARES
   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $50 if you sign up for at least a $50 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.


                                                            HOW TO BUY SHARES 47

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES        TO SELL SOME OR ALL OF YOUR SHARES
--------------------- ----------------------------------------------------------------------
 Minimum Redemption    $100 (or remainder of account balance)
--------------------- ----------------------------------------------------------------------
 By Internet           Visit our Web site at www.wellsfargo.com/advantagefunds.
---------------------
                      Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
                      ----------------------------------------------------------------------
 By Mail               o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                      dollar amount you wish to receive (or write "Full Redemption"
                      to redeem your remaining account balance) to the address
                      below.
                      o Make sure all account owners sign the request exactly as their names appear on the account application.
                      o  A medallion guarantee may be required under certain
                      circumstances (see "General Notes for Selling Shares").
                                                       REGULAR MAIL
--------------------- ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                                  P.O. Box 8266
                                              Boston, MA 02266-8266
                                                 OVERNIGHT ONLY
                      ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                       c/o Boston Financial Data Services
                                                   30 Dan Road
                                              Canton, MA 02021-2809
                      ----------------------------------------------------------------------
 By Wire               o To arrange for a Federal Funds wire, call 1-800-222-8222.
---------------------
                      o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                      o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                      o There is a $10 fee for each request.
                      ----------------------------------------------------------------------
 In Person             Investors are welcome to visit the Investor Center in person to ask
---------------------
                      questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls,
                      Wisconsin 53051.
                      ----------------------------------------------------------------------


 48 HOW TO SELL SHARES

 SELLING SHARES                            TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------- ------------------------------------------------------------------
 By Telephone /                            o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer (EFT)          use the automated phone system 1-800-368-7550.
-----------------------------------------
                                          o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                          application or subsequently in writing.
                                          o Redemption requests may not be made by phone if the
                                          address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                                          o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                                          or transferred to a linked bank account.
                                          o Transfers made to a Wells Fargo Bank account are made
                                          available sooner than transfers to an unaffiliated institution.
                                          o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                          market funds, and next day for all other WELLS FARGO ADVANTAGE
                                          FUNDS.
                                          o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                                          NOTE: Telephone transactions such as redemption requests
                                          made over the phone generally require only one of the
                                          account owners to call unless you have instructed us
                                          otherwise.
                                          -----------------------------------------------------------------
 Through Your Investment Representative    Contact your investment representative.

----------------------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o CDSC FEES. Your redemption proceeds are net of any applicable CDSC fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

                                                           HOW TO SELL SHARES 49

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

 50 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:

   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and

   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.


o An exchange request will be processed on the same business day, provided that both Funds are open at the same time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it


                                                       HOW TO EXCHANGE SHARES 51
determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


 52 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

                                                             ACCOUNT POLICIES 53

STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/ nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 54 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least quarterly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 55

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. These reduced rates of tax will expire after December 31, 2010.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to backup withholding taxes.


 56 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------

Each Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.


 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DIVERSIFIED FIXED INCOME       INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of the
 PORTFOLIO                     fixed income portion of the Dow Jones Target Date Indexes.
                               PRINCIPAL INVESTMENT STRATEGIES: The Portfolio invests principally in securities comprising the fixed income portion of the Dow Jones Target Date Indexes. We attempt to achieve a correlation of at least 95% between the performance of the fixed income portion of the Dow Jones Target Date Indexes and the Portfolio's
                               investment results, before expenses. The Portfolio seeks to approximate, before expenses, the total return of the fixed income portion of the Dow Jones Target Date
                               Indexes by investing in the securities that comprise the sub-indexes representing the fixed income asset class. The Portfolio uses an optimization process, which seeks to balance the replication of index performance and security transaction costs.
                               Using a statistical sampling technique, the Portfolio purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, the Portfolio attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 57

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DIVERSIFIED STOCK PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of the equity portion of the Dow Jones Target Date Indexes.
                                  PRINCIPAL INVESTMENT STRATEGIES: The Portfolio invests principally in securities comprising the equity portion of the Dow Jones Target Date Indexes. We attempt to achieve a correlation of at least 95% between the performance of the equity portion of the Dow Jones Target Date Indexes and the Portfolio's investment results, before expenses. The Portfolio seeks to approximate, before expenses, the total return of the equity portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the equity asset class. The
                                  Portfolio uses an optimization process, which seeks to balance the replication of index performance and security transaction costs. Using a statistical sampling technique, the Portfolio purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, the Portfolio attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
 MONEY MARKET PORTFOLIO            INVESTMENT OBJECTIVE: The Portfolio seeks current income while preserving capital and liquidity.
                                  PRINCIPAL INVESTMENT STRATEGIES: We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-
                                  backed securities, commercial paper, corporate bonds and repurchase agreements.
                                  These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar denominated obligations of U.S. banks. Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.


 58 MASTER/GATEWAY(Reg. TM) STRUCTURE

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.

SSGA FUNDS MANAGEMENT, INC. (SSgA FM), located at One Lincoln Street, Boston MA 02110, is the investment sub-adviser for the Diversified Fixed Income Portfolio and Diversified Stock Portfolio, master portfolios in which the gateway Funds invest a portion of their assets. In this capacity, SSgA FM is responsible for the day-to-day investment management activities of the Portfolios. SSgA FM is a registered investment adviser and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM, State Street, and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation.
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Money Market Portfolio in which the Funds invest a portion of their assets. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Portfolio. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 59

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


 60 FINANCIAL HIGHLIGHTS

TARGET TODAY FUND
CLASS A SHARES - COMMENCED ON MARCH 1, 1994
For a share outstanding throughout each period


                                     FEB. 29,      FEB. 28,      FEB. 28,      FEB. 28,      FEB. 29,
 FOR THE PERIOD ENDED:                2008          2007          2006          2005          2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $10.07        $10.28        $10.20        $10.17         $8.96
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                            0.35/6/       0.33/6/          0.20          0.17          0.15
  Net realized and
   unrealized gain (loss)
   on investments                       0.15          0.15          0.23          0.05          1.22
                                   ---------     ---------      --------      --------       -------
  Total from investment
   operations                           0.50          0.48          0.43          0.22          1.37
                                   ---------     ---------      --------      --------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.36)        (0.30)        (0.20)        (0.16)        (0.16)
  Distributions from net
   realized capital gain               (0.11)        (0.39)        (0.15)        (0.03)         0.00
  Return of capital                     0.00          0.00          0.00          0.00          0.00
                                   ---------     ---------      --------      --------       -------
  Total from distributions             (0.47)        (0.69)        (0.35)        (0.19)        (0.16)
                                   ---------     ---------      --------      --------       -------
 NET ASSET VALUE, END OF
PERIOD                                $10.10        $10.07        $10.28        $10.20        $10.17
                                   =========     =========      ========      ========      ========
 TOTAL RETURN/1/                        5.06%         4.83%         4.31%         2.23%        15.41%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $30,416       $35,375       $38,547       $39,418       $39,856
  Ratio of net investment
   income (loss) to
   average net assets/2/                3.49%         3.19%         1.96%         1.73%         1.58%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/             1.25%         1.28%         1.38%         1.34%         1.36%
  Waived fees and
   reimbursed expenses/2/              (0.10)%       (0.10)%       (0.13)%       (0.07)%       (0.08)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/             1.15%         1.18%         1.25%         1.27%         1.28%
  Portfolio turnover rate/4,5/            51%          143%           36%          106%           33%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.

                                                         FINANCIAL HIGHLIGHTS 61

TARGET TODAY FUND
CLASS B SHARES - COMMENCED ON AUGUST 1, 1998
For a share outstanding throughout each period


                                     FEB. 29,       FEB. 28,      FEB. 28,      FEB. 28,       FEB.29,
 FOR THE PERIOD ENDED:                2008           2007          2006          2005          2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $10.29         $10.48        $10.39        $10.35         $9.12
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                            0.28/6/        0.25/6/          0.13          0.10          0.09
  Net realized and
   unrealized gain (loss)
   on investments                       0.15           0.17          0.23          0.05          1.24
                                   ---------      ---------      --------      --------       -------
  Total from investment
   operations                           0.43           0.42          0.36          0.15          1.33
                                   ---------      ---------      --------      --------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.28)         (0.22)        (0.12)        (0.08)        (0.10)
  Distributions from net
   realized capital gain               (0.11)         (0.39)        (0.15)        (0.03)         0.00
  Return of capital                     0.00           0.00          0.00          0.00          0.00
                                   ---------      ---------      --------      --------       -------
  Total from distributions             (0.39)         (0.61)        (0.27)        (0.11)        (0.10)
                                   ---------      ---------      --------      --------       -------
 NET ASSET VALUE, END OF
PERIOD                                $10.33         $10.29        $10.48        $10.39        $10.35
                                   =========      =========      ========      ========      ========
 TOTAL RETURN/1/                        4.21%          4.11%         3.50%         1.49%        14.65%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $8,411        $11,330       $14,778       $19,690       $22,616
  Ratio of net investment
   income (loss) to
   average net assets/2/                2.74%          2.41%         1.21%         0.97%         0.91%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/             2.00%          2.04%         2.12%         2.09%         2.11%
  Waived fees and
   reimbursed expenses/2/              (0.10)%        (0.10)%       (0.12)%       (0.07)%       (0.16)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/             1.90%          1.94%         2.00%         2.02%         1.95%
  Portfolio turnover rate/4,5/            51%           143%           36%          106%           33%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.

 62 FINANCIAL HIGHLIGHTS

TARGET TODAY FUND
CLASS C SHARES - COMMENCED ON DECEMBER 1, 1998
For a share outstanding throughout each period


                                     FEB. 29,       FEB. 28,       FEB. 28,      FEB. 28,       FEB.29,
 FOR THE PERIOD ENDED:                2008           2007           2006          2005          2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $10.26         $10.45         $10.36        $10.33         $9.11
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                            0.28/6/        0.25/6/           0.13          0.10          0.08
  Net realized and
   unrealized gain (loss)
   on investments                       0.15           0.17           0.23          0.05          1.24
                                   ---------      ---------       --------      --------       -------
  Total from investment
   operations                           0.43           0.42           0.36          0.15          1.32
                                   ---------      ---------       --------      --------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.28)         (0.22)         (0.12)        (0.09)        (0.10)
  Distributions from net
   realized capital gain               (0.11)         (0.39)         (0.15)        (0.03)         0.00
  Return of capital                     0.00           0.00           0.00          0.00          0.00
                                   ---------      ---------       --------      --------       -------
  Total from distributions             (0.39)         (0.61)         (0.27)        (0.12)        (0.10)
                                   ---------      ---------       --------      --------       -------
 NET ASSET VALUE, END OF
PERIOD                                $10.30         $10.26         $10.45        $10.36        $10.33
                                   =========      =========       ========      ========      ========
 TOTAL RETURN/1/                        4.25%          4.11%          3.52%         1.43%        14.61%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $6,877         $8,269        $10,774       $13,680       $13,800
  Ratio of net investment
   income (loss) to
   average net assets/2/                2.74%          2.41%          1.21%         0.98%         0.88%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/             1.99%          2.04%          2.12%         2.09%         2.10%
  Waived fees and
   reimbursed expenses/2/              (0.09)%        (0.10)%        (0.12)%       (0.07)%       (0.14)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/             1.90%          1.94%          2.00%         2.02%         1.96%
  Portfolio turnover rate/4,5/            51%           143%            36%          106%           33%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.

                                                         FINANCIAL HIGHLIGHTS 63

TARGET 2010 FUND
CLASS A SHARES - COMMENCED ON MARCH 1, 1994
For a share outstanding throughout each period


                                     FEB. 29,      FEB. 28,      FEB. 28,      FEB. 28,      FEB. 29,
 FOR THE PERIOD ENDED:                2008          2007          2006          2005          2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $12.68        $12.91        $12.48        $12.22        $10.25
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                            0.38/6/       0.36/6/          0.23          0.18          0.15
  Net realized and
   unrealized gain (loss)
   on investments                       0.20          0.45          0.44          0.25          1.98
                                   ---------     ---------      --------      --------      --------
  Total from investment
   operations                           0.58          0.81          0.67          0.43          2.13
                                   ---------     ---------      --------      --------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.39)        (0.33)        (0.21)        (0.17)        (0.16)
  Distributions from net
   realized capital gain               (0.16)        (0.71)        (0.03)         0.00          0.00
  Return of capital                     0.00          0.00          0.00          0.00          0.00
                                   ---------     ---------      --------      --------      --------
  Total from distributions             (0.55)        (1.04)        (0.24)        (0.17)        (0.16)
                                   ---------     ---------      --------      --------      --------
 NET ASSET VALUE, END OF
PERIOD                                $12.71        $12.68        $12.91        $12.48        $12.22
                                   =========     =========      ========      ========      ========
 TOTAL RETURN/1/                        4.67%         6.40%         5.39%         3.60%        20.94%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $60,969       $69,835       $74,437       $82,296       $88,910
  Ratio of net investment
   income (loss) to
   average net assets/2/                2.99%         2.78%         1.72%         1.52%         1.36%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/             1.25%         1.27%         1.33%         1.30%         1.33%
  Waived fees and
   reimbursed expenses/2/              (0.07)%       (0.06)%       (0.08)%       (0.03)%       (0.05)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/             1.18%         1.20%         1.25%         1.27%         1.28%
  Portfolio turnover rate/4,5/            61%          152%           38%           81%           31%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.

 64 FINANCIAL HIGHLIGHTS

TARGET 2010 FUND
CLASS B SHARES - COMMENCED ON MARCH 1, 1997
For a share outstanding throughout each period


                                     FEB. 29,       FEB. 28,      FEB. 28,      FEB. 28,      FEB. 29,
 FOR THE PERIOD ENDED:                2008           2007          2006          2005          2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $12.70         $12.92        $12.48        $12.23        $10.26
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                            0.29/6/        0.26/6/          0.14          0.11          0.08
  Net realized and
   unrealized gain (loss)
   on investments                       0.18           0.46          0.44          0.22          1.98
                                   ---------      ---------      --------      --------      --------
  Total from investment
   operations                           0.47           0.72          0.58          0.33          2.06
                                   ---------      ---------      --------      --------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.28)         (0.23)        (0.11)        (0.08)        (0.09)
  Distributions from net
   realized capital gain               (0.16)         (0.71)        (0.03)         0.00          0.00
  Return of capital                     0.00           0.00          0.00          0.00          0.00
                                   ---------      ---------      --------      --------      --------
  Total from distributions             (0.44)         (0.94)        (0.14)        (0.08)        (0.09)
                                   ---------      ---------      --------      --------      --------
 NET ASSET VALUE, END OF
PERIOD                                $12.73         $12.70        $12.92        $12.48        $12.23
                                   =========      =========      ========      ========      ========
 TOTAL RETURN/1/                        3.81%          5.65%         4.64%         2.70%        20.16%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $9,715        $15,211       $19,711       $26,480       $34,284
  Ratio of net investment
   income (loss) to
   average net assets/2/                2.25%          2.01%         0.98%         0.76%         0.70%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/             2.00%          2.02%         2.08%         2.05%         2.09%
  Waived fees and
   reimbursed expenses/2/              (0.07)%        (0.06)%       (0.08)%       (0.03)%       (0.14)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/             1.93%          1.96%         2.00%         2.02%         1.95%
  Portfolio turnover rate/4,5/            61%           152%           38%           81%           31%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 Calculated based upon average shares outstanding.


                                                         FINANCIAL HIGHLIGHTS 65

TARGET 2010 FUND
CLASS C SHARES - COMMENCED ON DECEMBER 1, 1998
For a share outstanding throughout each period


                                     FEB. 29,       FEB. 28,       FEB. 28,       FEB. 28,       FEB. 29,
 FOR THE PERIOD ENDED:                2008           2007           2006           2005           2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $12.82         $13.04         $12.59         $12.33         $10.35
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                            0.29/6/        0.26/6/           0.14           0.11           0.07
  Net realized and
   unrealized gain (loss)
   on investments                       0.19           0.45           0.45           0.22           2.00
                                   ---------      ---------       --------       --------       --------
  Total from investment
   operations                           0.48           0.71           0.59           0.33           2.07
                                   ---------      ---------       --------       --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.29)         (0.22)         (0.11)         (0.07)         (0.09)
  Distributions from net
   realized capital gain               (0.16)         (0.71)         (0.03)          0.00           0.00
  Return of capital                     0.00           0.00           0.00           0.00           0.00
                                   ---------      ---------       --------       --------       --------
  Total from distributions             (0.45)         (0.93)         (0.14)         (0.07)         (0.09)
                                   ---------      ---------       --------       --------       --------
 NET ASSET VALUE, END OF
PERIOD                                $12.85         $12.82         $13.04         $12.59         $12.33
                                   =========      =========       ========       ========       ========
 TOTAL RETURN/1/                        3.81%          5.59%          4.69%          2.72%         20.13%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $3,609         $4,194         $4,729         $5,724         $8,190
  Ratio of net investment
   income (loss) to
   average net assets/2/                2.23%          2.02%          0.97%          0.76%          0.67%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/             2.00%          2.02%          2.08%          2.05%          2.08%
  Waived fees and
   reimbursed expenses/2/              (0.07)%        (0.06)%        (0.08)%        (0.03)%        (0.12)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/             1.93%          1.96%          2.00%          2.02%          1.96%
  Portfolio turnover rate/4,5/            61%           152%            38%            81%            31%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.

 66 FINANCIAL HIGHLIGHTS

TARGET 2020 FUND
CLASS A SHARES - COMMENCED ON MARCH 1, 1994
For a share outstanding throughout each period


                                     FEB. 29,        FEB.28,        FEB.28,       FEB. 28,       FEB. 29,
 FOR THE PERIOD ENDED:                2008           2007           2006           2005           2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $14.22         $14.24         $13.44         $12.96         $10.36
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                            0.33/6/        0.28/6/           0.19           0.16           0.14
  Net realized and
   unrealized gain (loss)
   on investments                      (0.08)          1.04           0.80           0.47           2.60
                                   ---------      ---------       --------       --------       --------
  Total from investment
   operations                           0.25           1.32           0.99           0.63           2.74
                                   ---------      ---------       --------       --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.32)         (0.27)         (0.19)         (0.15)         (0.14)
  Distributions from net
   realized capital gain               (0.37)         (1.07)          0.00           0.00           0.00
  Return of capital                     0.00           0.00           0.00           0.00           0.00
                                   ---------      ---------       --------       --------       --------
  Total from distributions             (0.69)         (1.34)         (0.19)         (0.15)         (0.14)
                                   ---------      ---------       --------       --------       --------
 NET ASSET VALUE, END OF
PERIOD                                $13.78         $14.22         $14.24         $13.44         $12.96
                                   =========      =========       ========       ========       ========
 TOTAL RETURN/1/                        1.60%          9.49%          7.44%          4.92%         26.58%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $124,555       $152,049       $155,896       $151,258       $139,981
  Ratio of net investment
   income (loss) to
   average net assets/2/                2.17%          1.98%          1.39%          1.31%          1.16%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/             1.27%          1.28%          1.32%          1.31%          1.32%
  Waived fees and
   reimbursed expenses/2/              (0.07)%        (0.06)%        (0.07)%        (0.04)%        (0.04)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/             1.20%          1.22%          1.25%          1.27%          1.28%
  Portfolio turnover rate/4,5/            48%           135%            30%            60%            31%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.

                                                         FINANCIAL HIGHLIGHTS 67

TARGET 2020 FUND
CLASS B SHARES - COMMENCED ON MARCH 1, 1997
For a share outstanding throughout each period


                                     FEB. 29,      FEB.28,       FEB. 28,      FEB. 28,      FEB. 29,
 FOR THE PERIOD ENDED:                2008          2007          2006          2005          2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $14.09        $14.12        $13.33        $12.85        $10.28
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                            0.20/6/       0.18/6/          0.10          0.08          0.06
  Net realized and
   unrealized gain (loss)
   on investments                      (0.06)         1.02          0.77          0.45          2.57
                                   ---------     ---------      --------      --------      --------
  Total from investment
   operations                           0.14          1.20          0.87          0.53          2.63
                                   ---------     ---------      --------      --------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.20)        (0.16)        (0.08)        (0.05)        (0.06)
  Distributions from net
   realized capital gain               (0.37)        (1.07)         0.00          0.00          0.00
  Return of capital                     0.00          0.00          0.00          0.00          0.00
                                   ---------     ---------      --------      --------      --------
  Total from distributions             (0.57)        (1.23)        (0.08)        (0.05)        (0.06)
                                   ---------     ---------      --------      --------      --------
 NET ASSET VALUE, END OF
PERIOD                                $13.66        $14.09        $14.12        $13.33        $12.85
                                   =========     =========      ========      ========      ========
 TOTAL RETURN/1/                        0.87%         8.67%         6.58%         4.13%        25.71%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $11,516       $16,841       $18,833       $25,378       $32,803
  Ratio of net investment
   income (loss) to
   average net assets/2/                1.43%         1.23%         0.66%         0.55%         0.51%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/             2.02%         2.03%         2.06%         2.07%         2.08%
  Waived fees and
   reimbursed expenses/2/              (0.07)%       (0.06)%       (0.06)%       (0.05)%       (0.13)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/             1.95%         1.97%         2.00%         2.02%         1.95%
  Portfolio turnover rate/4,5/            48%          135%           30%           60%           31%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.

 68 FINANCIAL HIGHLIGHTS

TARGET 2020 FUND
CLASS C SHARES - COMMENCED ON DECEMBER 1, 1998
For a share outstanding throughout each period


                                     FEB. 29,       FEB.28,       FEB. 28,       FEB. 28,       FEB. 29,
 FOR THE PERIOD ENDED:                2008           2007          2006           2005           2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $14.21         $14.23        $13.43         $12.93         $10.34
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                            0.21/6/        0.18/6/          0.09           0.09           0.06
  Net realized and
   unrealized gain (loss)
   on investments                      (0.06)          1.03          0.79           0.44           2.60
                                   ---------      ---------      --------       --------       --------
  Total from investment
   operations                           0.15           1.21          0.88           0.53           2.66
                                   ---------      ---------      --------       --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.21)         (0.16)        (0.08)         (0.03)         (0.07)
  Distributions from net
   realized capital gain               (0.37)         (1.07)         0.00           0.00           0.00
  Return of capital                     0.00           0.00          0.00           0.00           0.00
                                   ---------      ---------      --------       --------       --------
  Total from distributions             (0.58)         (1.23)        (0.08)         (0.03)         (0.07)
                                   ---------      ---------      --------       --------       --------
 NET ASSET VALUE, END OF
PERIOD                                $13.78         $14.21        $14.23         $13.43         $12.93
                                   =========      =========      ========       ========       ========
 TOTAL RETURN/1/                        0.90%          8.67%         6.64%          4.09%         25.79%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $3,318         $4,083        $3,887         $4,155         $8,040
  Ratio of net investment
   income (loss) to
   average net assets/2/                1.42%          1.23%         0.65%          0.54%          0.47%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/             2.02%          2.03%         2.07%          2.07%          2.07%
  Waived fees and
   reimbursed expenses/2/              (0.07)%        (0.06)%       (0.07)%        (0.05)%        (0.11)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/             1.95%          1.97%         2.00%          2.02%          1.96%
  Portfolio turnover rate/4,5/            48%           135%           30%            60%            31%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.

                                                         FINANCIAL HIGHLIGHTS 69

TARGET 2030 FUND
CLASS A SHARES - COMMENCED ON MARCH 1, 1994
For a share outstanding throughout each period


                                      FEB. 29,        FEB. 28,       FEB. 28,       FEB. 28,       FEB. 29,
 FOR THE PERIOD ENDED:                 2008            2007           2006           2005           2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                              $15.16          $15.04         $14.21         $13.53         $10.48
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                             0.24/6/         0.20/6/        0.16/6/           0.16           0.13
  Net realized and
   unrealized gain (loss)
   on investments                       (0.32)           1.44           1.05           0.67           3.17
                                    ---------       ---------      ---------       --------       --------
  Total from investment
   operations                           (0.08)           1.64           1.21           0.83           3.30
                                    ---------       ---------      ---------       --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.23)          (0.20)         (0.15)         (0.15)         (0.13)
  Distributions from net
   realized capital gain                (0.49)          (1.32)         (0.23)          0.00          (0.12)
  Return of capital                      0.00            0.00           0.00           0.00           0.00
                                    ---------       ---------      ---------       --------       --------
  Total from distributions              (0.72)          (1.52)         (0.38)         (0.15)         (0.25)
                                    ---------       ---------      ---------       --------       --------
 NET ASSET VALUE, END OF
PERIOD                                 $14.36          $15.16         $15.04         $14.21         $13.53
                                    =========       =========      =========       ========       ========
 TOTAL RETURN/1/                        (0.77)%         11.20%          8.63%          6.17%         31.73%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $95,985         $110,904       $110,900       $109,923       $106,449
  Ratio of net investment
   income (loss) to
   average net assets/2/                 1.53%           1.33%          1.08%          1.17%          1.15%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/              1.29%           1.31%          1.34%          1.31%          1.33%
  Waived fees and
   reimbursed expenses/2/               (0.08)%         (0.08)%        (0.09)%        (0.04)%        (0.05)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/              1.21%           1.23%          1.25%          1.27%          1.28%
  Portfolio turnover rate/4,5/             36%            109%            24%            48%            27%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.

 70 FINANCIAL HIGHLIGHTS

TARGET 2030 FUND
CLASS B SHARES - COMMENCED ON MARCH 1, 1997
For a share outstanding throughout each period


                                     FEB. 29,       FEB. 28,      FEB. 28,      FEB. 28,      FEB. 29,
 FOR THE PERIOD ENDED:                2008           2007          2006          2005          2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $14.88         $14.79        $13.97        $13.31        $10.32
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                            0.12/6/        0.09/6/       0.05/6/          0.06          0.06
  Net realized and
   unrealized gain (loss)
   on investments                      (0.31)          1.41          1.04          0.64          3.11
                                   ---------      ---------     ---------      --------      --------
  Total from investment
   operations                          (0.19)          1.50          1.09          0.70          3.17
                                   ---------      ---------     ---------      --------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.11)         (0.09)        (0.04)        (0.04)        (0.06)
  Distributions from net
   realized capital gain               (0.49)         (1.32)        (0.23)         0.00         (0.12)
  Return of capital                     0.00           0.00          0.00          0.00          0.00
                                   ---------      ---------     ---------      --------      --------
  Total from distributions             (0.60)         (1.41)        (0.27)        (0.04)        (0.18)
                                   ---------      ---------     ---------      --------      --------
 NET ASSET VALUE, END OF
PERIOD                                $14.09         $14.88        $14.79        $13.97        $13.31
                                   =========      =========     =========      ========      ========
 TOTAL RETURN/1/                       (1.50)%        10.35%         7.86%         5.28%        30.82%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $7,358        $10,955       $12,518       $16,372       $21,131
  Ratio of net investment
   income (loss) to
   average net assets/2/                0.79%          0.59%         0.35%         0.43%         0.50%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/             2.04%          2.06%         2.09%         2.06%         2.09%
  Waived fees and
   reimbursed expenses/2/              (0.08)%        (0.08)%       (0.09)%       (0.04)%       (0.15)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/             1.96%          1.98%         2.00%         2.02%         1.94%
  Portfolio turnover rate/4,5/            36%           109%           24%           48%           27%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.

                                                         FINANCIAL HIGHLIGHTS 71

TARGET 2030 FUND
CLASS C SHARES - COMMENCED ON DECEMBER 1, 1998
For a share outstanding throughout each period


                                     FEB. 29,       FEB. 28,       FEB. 28,       FEB. 28,       FEB. 29,
 FOR THE PERIOD ENDED:                2008           2007           2006           2005           2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $14.91         $14.82         $14.00         $13.32         $10.33
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                            0.12/6/        0.09/6/        0.05/6/           0.05           0.06
  Net realized and
   unrealized gain (loss)
   on investments                      (0.32)          1.41           1.05           0.65           3.12
                                   ---------      ---------      ---------       --------       --------
  Total from investment
   operations                          (0.20)          1.50           1.10           0.70           3.18
                                   ---------      ---------      ---------       --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.11)         (0.09)         (0.05)         (0.02)         (0.07)
  Distributions from net
   realized capital gain               (0.49)         (1.32)         (0.23)          0.00          (0.12)
  Return of capital                     0.00           0.00           0.00           0.00           0.00
                                   ---------      ---------      ---------       --------       --------
  Total from distributions             (0.60)         (1.41)         (0.28)         (0.02)         (0.19)
                                   ---------      ---------      ---------       --------       --------
 NET ASSET VALUE, END OF
PERIOD                                $14.11         $14.91         $14.82         $14.00         $13.32
                                   =========      =========      =========       ========       ========
 TOTAL RETURN/1/                       (1.53)%        10.34%          7.89%          5.26%         30.88%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $2,385         $2,592         $3,159         $2,991         $5,559
  Ratio of net investment
   income (loss) to
   average net assets/2/                0.77%          0.59%          0.33%          0.43%          0.45%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/             2.04%          2.06%          2.10%          2.07%          2.08%
  Waived fees and
   reimbursed expenses/2/              (0.08)%        (0.08)%        (0.10)%        (0.05)%        (0.12)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/             1.96%          1.98%          2.00%          2.02%          1.96%
  Portfolio turnover rate/4,5/            36%           109%            24%            48%            27%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.

 72 FINANCIAL HIGHLIGHTS

TARGET 2040 FUND
CLASS A SHARES - COMMENCED ON MARCH 1, 1994
For a share outstanding throughout each period


                                     FEB. 29,       FEB. 28,       FEB. 28,       FEB. 28,        FEB. 29,
 FOR THE PERIOD ENDED:                2008           2007           2006           2005            2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $17.42         $16.69         $15.27         $14.40          $10.65
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                            0.22/6/        0.17/6/        0.14/6/        0.14/6/         0.12/6/
  Net realized and
   unrealized gain (loss)
   on investments                      (0.49)          1.85           1.42           0.86            3.75
                                   ---------      ---------      ---------      ---------       ---------
  Total from investment
   operations                          (0.27)          2.02           1.56           1.00            3.87
                                   ---------      ---------      ---------      ---------       ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.22)         (0.18)         (0.14)         (0.13)          (0.12)
  Distributions from net
   realized capital gain               (0.89)         (1.11)          0.00           0.00            0.00
  Return of capital                     0.00           0.00           0.00           0.00            0.00
                                   ---------      ---------      ---------      ---------       ---------
  Total from distributions             (1.11)         (1.29)         (0.14)         (0.13)          (0.12)
                                   ---------      ---------      ---------      ---------       ---------
 NET ASSET VALUE, END OF
PERIOD                                $16.04         $17.42         $16.69         $15.27          $14.40
                                   =========      =========      =========      =========       =========
 TOTAL RETURN/1/                       (2.02)         12.31%         10.28%          6.98%          36.52%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $142,158       $166,671       $163,232       $165,145        $156,806
  Ratio of net investment
   income (loss) to
   average net assets/2/                1.22%          0.99%          0.92%          1.01%           0.95%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/             1.29%          1.30%          1.27%          1.28%           1.33%
  Waived fees and
   reimbursed expenses/2/              (0.07)%        (0.07)%        (0.02)%        (0.01)%         (0.06)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/             1.22%          1.23%          1.25%          1.27%           1.27%
  Portfolio turnover rate/4,5/            31%           100%            11%            29%             18%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 Calculated based upon average shares outstanding.


                                                         FINANCIAL HIGHLIGHTS 73

TARGET 2040 FUND
CLASS B SHARES - COMMENCED ON MARCH 1, 1997
For a share outstanding throughout each period


                                     FEB. 29,       FEB. 28,      FEB. 28,      FEB. 28,       FEB. 29,
 FOR THE PERIOD ENDED:                2008           2007          2006          2005           2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $16.75         $16.10        $14.72         $13.86        $10.28
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                            0.09/6/        0.04/6/       0.03/6/        0.04/6/       0.04/6/
  Net realized and
   unrealized gain (loss)
   on investments                      (0.47)          1.78          1.36           0.82          3.61
                                   ---------      ---------     ---------      ---------     ---------
  Total from investment
   operations                          (0.38)          1.82          1.39           0.86          3.65
                                   ---------      ---------     ---------      ---------     ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.08)         (0.06)        (0.01)          0.00         (0.07)
  Distributions from net
   realized capital gain               (0.89)         (1.11)         0.00           0.00          0.00
  Return of capital                     0.00           0.00          0.00           0.00          0.00
                                   ---------      ---------     ---------      ---------     ---------
  Total from distributions             (0.97)         (1.17)        (0.01)          0.00         (0.07)
                                   ---------      ---------     ---------      ---------     ---------
 NET ASSET VALUE, END OF
PERIOD                                $15.40         $16.75        $16.10         $14.72        $13.86
                                   =========      =========     =========      =========     =========
 TOTAL RETURN/1/                       (2.69)%        11.42%         9.47%          6.20%        35.58%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $9,899        $16,692       $19,547        $27,229       $42,603
  Ratio of net investment
   income (loss) to
   average net assets/2/                0.50%          0.26%         0.19%          0.26%         0.31%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/             2.04%          2.05%         2.02%          2.03%         2.09%
  Waived fees and
   reimbursed expenses/2/              (0.07)%        (0.07)%       (0.02)%        (0.01)%       (0.15)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/             1.97%          1.98%         2.00%          2.02%         1.94%
  Portfolio turnover rate/4,5/            31%           100%           11%            29%           18%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.

 74 FINANCIAL HIGHLIGHTS

TARGET 2040 FUND
CLASS C SHARES - COMMENCED ON JULY 1, 1998
For a share outstanding throughout each period


                                     FEB. 29,       FEB. 28,       FEB. 28,       FEB. 28,       FEB. 29,
 FOR THE PERIOD ENDED:                2008           2007           2006           2005           2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $16.73         $16.08         $14.71          $13.86        $10.28
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                            0.08/6/        0.04/6/        0.03/6/         0.04/6/       0.03/6/
  Net realized and
   unrealized gain (loss)
   on investments                      (0.47)          1.78           1.36            0.81          3.62
                                   ---------      ---------      ---------       ---------     ---------
  Total from investment
   operations                          (0.39)          1.82           1.39            0.85          3.65
                                   ---------      ---------      ---------       ---------     ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.09)         (0.06)         (0.02)           0.00         (0.07)
  Distributions from net
   realized capital gain               (0.89)         (1.11)          0.00            0.00          0.00
  Return of capital                     0.00           0.00           0.00            0.00          0.00
                                   ---------      ---------      ---------       ---------     ---------
  Total from distributions             (0.98)         (1.17)         (0.02)           0.00         (0.07)
                                   ---------      ---------      ---------       ---------     ---------
 NET ASSET VALUE, END OF
PERIOD                                $15.36         $16.73         $16.08          $14.71        $13.86
                                   =========      =========      =========       =========     =========
 TOTAL RETURN/1/                       (2.75)%        11.46%          9.49%           6.13%        35.62%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $3,023         $3,437         $3,376          $3,681        $5,146
  Ratio of net investment
   income (loss) to
   average net assets/2/                0.46%          0.24%          0.17%           0.26%         0.28%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/             2.04%          2.05%          2.02%           2.03%         2.08%
  Waived fees and
   reimbursed expenses/2/              (0.07)%        (0.07)%        (0.02)%         (0.01)%       (0.14)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/             1.97%          1.98%          2.00%           2.02%         1.94%
  Portfolio turnover rate/4,5/            31%           100%            11%             29%           18%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.

                                                         FINANCIAL HIGHLIGHTS 75

The Funds are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Dow Jones' only relationship to the Licensee is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Target Date Indexes/SM/, which is determined, composed and calculated by Dow Jones without regard to Global Index Advisors, Inc., Wells Fargo Funds Management, LLC, or the Funds. Dow Jones has no obligation to take the needs of Global Index Advisors, Inc., Wells Fargo Funds Management, LLC or the owners of the Funds into consideration in determining, composing or calculating the Dow Jones Target Date Indexes/SM/. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Funds.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES TARGET DATE INDEXES/SM/, OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY GLOBAL INDEX ADVISORS, INC., WELLS FARGO FUNDS MANAGEMENT, LLC, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES TARGET DATE INDEXES/SM/, OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES TARGET DATE INDEXES/SM/, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND GLOBAL INDEX ADVISORS, INC., OR WELLS FARGO FUNDS MANAGEMENT, LLC.

76 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                              078TDR/P601 (7-08)
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                  JULY 1, 2008


                                   Prospectus

                              Institutional Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - DOW JONES TARGET DATE FUNDS

Target Today Fund

Target 2010 Fund

Target 2015 Fund

Target 2020 Fund

Target 2025 Fund

Target 2030 Fund

Target 2035 Fund

Target 2040 Fund

Target 2045 Fund

Target 2050 Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS

INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information                                3
Target Date Funds                                   4
Information on Dow Jones Target Date Indexes       33
Description of Principal Investment Risks          35
Portfolio Holdings Information                     39


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds       40
About Wells Fargo Funds Trust                  40
The Investment Adviser                         40
The Sub-Adviser and Portfolio Managers         40
Dormant Investment Advisory Arrangements       41
Dormant Multi-Manager Arrangement              41


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Compensation to Dealers and Shareholder       42
   Servicing Agents
Pricing Fund Shares                           43
How to Buy Shares                             44
How to Sell Shares                            46
How to Exchange Shares                        48
Account Policies                              50


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                    52
Taxes                                            52
Master/Gateway (Reg. TM) Structure               53
Financial Highlights                             56
For More Information                     Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

"Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Global Index Advisors, Inc. and Wells Fargo Funds Management, LLC. The WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).


Throughout this Prospectus, the WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND/SM/ is referred to as the Target Today Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND/SM/ is referred to as the Target 2010 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND/SM/ is referred to as the Target 2015 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND/SM/ is referred to as the Target 2020 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND/SM/ is referred to as the Target 2025 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND/SM/ is referred to as the Target 2030 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND/SM/ is referred to as the Target 2035 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND/SM/ is referred to as the Target 2040 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND/SM/ is referred to as the Target 2045 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND/SM/ is referred to as the Target 2050 Fund; and collectively the Funds are referred to as the Target Date Funds.


The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

This section lists the principal risk factors for each Fund and indirectly, the principal risk factors for the master portfolios in which each Fund invests. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATIONS
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM) STRUCTURE
The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

TARGET DATE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Global Index Advisors, Inc.

PORTFOLIO MANAGERS
Rodney H. Alldredge
George V. Daniels, Jr.
James P. Lauder

TARGET TODAY FUND
Inception:3/1/1994
Ticker: WOTDX

TARGET 2010 FUND
Inception:3/1/1994
Ticker: WFOAX

TARGET 2015 FUND
Inception:6/29/2007
Ticker:WFSCX

TARGET 2020 FUND
Inception:3/1/1994
Ticker: WFOBX

TARGET 2025 FUND
Inception:6/29/2007
Ticker:WFTYX

TARGET 2030 FUND
Inception:3/1/1994
Ticker: WFOOX

TARGET 2035 FUND
Inception:6/29/2007
Ticker:WFQRX

TARGET 2040 FUND
Inception:3/1/1994
Ticker: WFOSX

TARGET 2045 FUND
Inception:6/29/2007
Ticker:WFQPX

TARGET 2050 FUND
Inception:6/29/2007
Ticker:WFQFX

INVESTMENT OBJECTIVE
Each Fund's objective is to approximate, before fees and expenses, the total return of the appropriate Dow Jones Target Date Index. Specifically:

o The Target Today Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target Today Index/SM/.

o The Target 2010 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2010 Index/SM/.

o The Target 2015 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2015 Index/SM/.

o The Target 2020 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2020 Index/SM/.

o The Target 2025 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2025 Index/SM/.

o The Target 2030 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2030 Index/SM/.

o The Target 2035 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2035 Index/SM/.

o The Target 2040 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2040 Index/SM/.

o The Target 2045 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2045 Index/SM/.

o The Target 2050 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2050 Index/SM/.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of each Fund's total assets in equity, fixed income and money market securities designed to approximate the holdings and weightings of the securities in the appropriate Dow Jones Target Date Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
Each Fund is a gateway fund that invests in various master portfolios which in turn invest in a combination of equity, fixed income and money market securities using an asset allocation strategy designed to replicate, before fees and expenses, the total return of a Dow Jones Target Date Index that has the same target year as the Fund. Similar to the methodology of the Dow Jones Target Date Indexes, each Fund's investment strategy focuses on reducing the Fund's potential risk exposure over time by allocating the Funds' assets among these major asset classes: equity, fixed income and money market instruments. Funds with longer time horizons generally allocate more of their assets to equity securities to pursue capital appreciation over the long term. Funds with shorter time horizons replace some of their equity holdings with fixed income and money market holdings to reduce risk and price volatility. Each Fund's asset allocation among the three major asset classes generally becomes more conservative as the Fund's target year approaches.

 4 TARGET DATE FUNDS

Each Fund's target year serves as a guide to the relative risk exposure of the Fund. For instance, the Target 2050 Fund has the most aggressive asset allocation and the Target Today Fund has the most conservative asset allocation. If you have a low risk tolerance, you may not wish to invest in the Target 2050 Fund, even if your expected retirement date is in the year 2050. Conversely, you may feel comfortable choosing a more aggressive Fund for a near-term investment goal if you have a higher risk tolerance.

Currently, the master portfolios in which the Funds invest are the Wells Fargo Advantage Diversified Stock Portfolio, the Wells Fargo Advantage Diversified Fixed Income Portfolio, and the Wells Fargo Advantage Money Market Portfolio. The Diversified Stock Portfolio seeks to approximate, before fees and expenses, the total return of the equity portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the equity asset class. The Diversified Fixed Income Portfolio seeks to approximate, before fees and expenses, the total return of the fixed income portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the fixed income asset class. The Diversified Stock Portfolio and the Diversified Fixed Income Portfolio use an optimization process, which seeks to balance the replication of index performance and security transaction costs. Using a statistical sampling technique, each of these master portfolios purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, each of these master portfolios attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs.


The Funds invest in the Money Market Portfolio to represent the cash component of the Dow Jones Target Date Indexes. The Money Market Portfolio invests in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt securities and repurchase agreements. Unlike the cash component of the Dow Jones Target Date Indexes, the Money Market Portfolio does not seek to replicate the Lehman Brothers 1-3 Month Treasury-Bill Index. This could result in potential tracking error between the performances of the Funds and the Dow Jones Target Date Indexes.


Although they do not currently intend to do so, the Funds reserve the right to invest in more or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
Each Fund is primarily subject to the risks mentioned below to the extent that each Fund is exposed to these risks depending on its asset allocation and target year:


   o Active Trading Risk

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Index Tracking Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o U.S. Government Obligations Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in a Fund and could adversely affect a Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                             TARGET DATE FUNDS 5

--------------------------------------------------------------------------------
RISK TOLERANCE
Two general rules of investing have shaped the Funds' strategies:

(1) Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment's potential return, the greater its potential for loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds; and

(2) Generally, the longer an investor's time horizon, the greater the capacity or ability to withstand market volatility because there is more time to recoup any losses that might be incurred.

As illustrated by the line graph below, the Funds with longer time horizons are subject to more risk. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its target year, and its investors have less time to recover from market declines, the Fund reduces its amount of risk exposure. This reduction in risk exposure should help secure the value of your investment as the time nears for you to begin drawing on it. The graph shows the relative amount of potential risk that each Fund is expected to assume given its time horizon.

[GRAPHIC APPEARS HERE]


                    Percentage of Potential Risk   Years Until    Years After
                    of the Equity Market           Target Date    Target Date
Target 2050 Fund    90                             45
Target 2045 Fund    90                             40
Target 2040 Fund    90                             35
Target 2035 Fund    88                             30
Target 2030 Fund    80                             25
Target 2025 Fund    70                             20
Target 2020 Fund    60                             15
Target 2015 Fund    49                             10
Target 2010 Fund    38                             5
Target Today Fund   20                                            10


--------------------------------------------------------------------------------
AFTER A FUND REACHES ITS TARGET YEAR

As illustrated above, by the time a Fund reaches its target year, its risk level will approach 28% of the risk of the global equity market. A Fund will not reach its lowest risk level of 20% of the risk of the global equity market until ten years past the Fund's target date. During the ten-year period after the Fund's target date, the Fund will increasingly resemble the Target Today Fund. At the end of the 10-year period, we will likely combine the Fund with the Target Today Fund.


 6 TARGET DATE FUNDS

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATIONS
Each Fund's asset allocation is determined using the index methodology described in the "Information on Dow Jones Target Date Indexes" section, which results in a systematic reduction in potential equity risk exposure over time as illustrated in the line graph above. This methodology provides you with higher exposure to equity risk in the early years of investing and lower exposure to equity risk in the years prior to the Fund's target date and 10 years thereafter. Each Fund reserves the right to adjust its risk exposure upwards or downwards to meet its investment objective.


As of March 1, 2008, the Dow Jones Target Date Indexes included equity, fixed income and money market securities in the following weights. The weightings of the indexes in equity, fixed income and money market securities shown in the table below represent a percentage breakdown of each corresponding Fund's assets across the Diversified Stock, Diversified Fixed Income and Money Market Portfolios, respectively, as of such date. Each Fund reserves the right to change its percentage allocation in the Diversified Stock Portfolio, Diversified Fixed Income Portfolio and Money Market Portfolio as it deems necessary to meet its investment objective.



                                          EQUITY           FIXED INCOME           MONEY MARKET
                                      SECURITIES           SECURITIES            SECURITIES
 Dow Jones Target Today Index              18%                 55%                     27%
 Dow Jones Target 2010 Index               36%                 60%                     4%
 Dow Jones Target 2015 Index               47%                 49%                     4%
 Dow Jones Target 2020 Index               59%                 37%                     4%
 Dow Jones Target 2025 Index               70%                 26%                     4%
 Dow Jones Target 2030 Index               80%                 16%                     4%
 Dow Jones Target 2035 Index               87%                  9%                     4%
 Dow Jones Target 2040 Index               90%                  6%                     4%
 Dow Jones Target 2045 Index               91%                  5%                     4%
 Dow Jones Target 2050 Index               91%                  5%                     4%


                                                             TARGET DATE FUNDS 7

TARGET TODAY FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

On June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target Today Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]


                       CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                                       AS OF 12/31 EACH YEAR
 1998       1999       2000       2001        2002        2003       2004        2005      2006     2007
10.14%      4.32%      4.62%      3.54%       -3.73%     11.89%      5.43%      2.76%      5.67%    6.14%



               BEST AND WORST QUARTER
  Best Quarter:            Q2 '03           7.21%
  Worst Quarter:           Q3 '02           -4.36%



          The Fund's year-to-date performance through March 31, 2008, was
          0.83%.


 8 TARGET TODAY FUND

 AVERAGE ANNUAL TOTAL RETURNS AS OF
December 31, 2007                                      1 YEAR           5 YEARS          10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                                   6.14%            6.34%            5.00%
  Returns After Taxes on Distributions/2/                4.38%            5.08%            3.30%
  Returns After Taxes on Distributions and               4.06%            4.81%            3.34%
  Sale of Fund Shares/2/
 RUSSELL 3000 INDEX/3/                                   5.14%           13.63%            6.22%
  (reflects no deduction for expenses or
  taxes)
 DOW JONES TARGET TODAY INDEX/4/                         6.48%            6.82%            6.49%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/5/            6.97%            4.42%            5.97%
  (reflects no deduction for expenses or
  taxes)



1 Institutional Class shares incepted on June 30, 2004. Prior to June 26, 2006, the WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND was named the Wells Fargo Advantage Outlook Today Fund. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Information on Dow Jones Target Date Indexes" section for further information. You cannot invest directly in an index.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                             TARGET TODAY FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.30%
  Acquired Fund Fees and Expenses                          0.26%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     0.81%
  Fee Waivers                                              0.19%
  NET EXPENSES/4/                                          0.62%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                   $63
   3 Years                 $240
   5 Years                 $431
  10 Years                 $984


 10 TARGET TODAY FUND

TARGET 2010 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

On June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2010 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]


            CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                           AS OF 12/31 EACH YEAR
1998     1999    2000    2001     2002     2003     2004    2005    2006     2007
15.67%   8.91%   0.42%   -0.76%   -8.98%   15.99%   7.01%   3.44%   7.54%    7.10%



              BEST AND WORST QUARTER
  Best Quarter:            Q4 '98           9.99%
  Worst Quarter:           Q3 '02          -8.55%



          The Fund's year-to-date performance through March 31, 2008, was
          -0.44%.


                                                             TARGET 2010 FUND 11

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007                               1 YEAR          5 YEARS          10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                                7.10%             8.14%           5.39%
  Returns After Taxes on Distributions/2/             5.43%             6.96%           3.82%
  Returns After Taxes on Distributions and            4.70%             6.44%           3.79%
  Sale of Fund Shares/2/
 RUSSELL 3000 INDEX/3/                                5.14%            13.63%           6.22%
  (reflects no deduction for expenses or
  taxes)
 DOW JONES TARGET 2010 INDEX/4/                       7.73%            10.16%           7.19%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/5/         6.97%             4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)



1 Institutional Class shares incepted on June 30, 2004. Prior to June 26, 2006, the WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND was named the Wells Fargo Advantage Outlook 2010 Fund. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Information on Dow Jones Target Date Indexes" section for further information. You cannot invest directly in an index.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 12 TARGET 2010 FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.20%
  Acquired Fund Fees and Expenses                          0.36%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     0.81%
  Fee Waivers                                              0.16%
  NET EXPENSES/4/                                          0.65%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                   $66
   3 Years                 $243
   5 Years                 $434
  10 Years                 $987


                                                             TARGET 2010 FUND 13

TARGET 2015 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        3.21%
  Acquired Fund Fees and Expenses                          0.25%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     3.71%
  Fee Waivers                                              3.05%
  NET EXPENSES/4/                                          0.66%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 14 TARGET 2015 FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                      $67
   3 Years                    $852
   5 Years                  $1,656
   10 Years                 $3,760


                                                             TARGET 2015 FUND 15

TARGET 2020 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

On June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2020 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]


             CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998     1999     2000     2001     2002      2003     2004    2005    2006     2007
19.61%   13.79%   -3.83%   -6.30%   -13.76%   20.01%   8.81%   4.87%   11.24%   7.55%



             BEST AND WORST QUARTER
  Best Quarter:           Q4 '98          14.48%
  Worst Quarter:          Q3 '02         -11.76%



          The Fund's year-to-date performance through March 31, 2008, was
          -3.95%.


 16 TARGET 2020 FUND

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007                               1 YEAR          5 YEARS          10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                                7.55%            10.38%           5.65%
  Returns After Taxes on Distributions/2/             5.84%             9.24%           4.16%
  Returns After Taxes on Distributions and            5.11%             8.48%           4.11%
  Sale of Fund Shares/2/
 RUSSELL 3000 INDEX/3/                                5.14%            13.63%           6.22%
  (reflects no deduction for expenses or
  taxes)
 DOW JONES TARGET 2020 INDEX/4/                       8.11%            13.83%           7.91%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/5/         6.97%             4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)



1 Institutional Class shares incepted on June 30, 2004. Prior to June 26, 2006, the WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND was named the Wells Fargo Advantage Outlook 2020 Fund. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Information on Dow Jones Target Date Indexes" section for further information. You cannot invest directly in an index.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                             TARGET 2020 FUND 17

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.18%
  Acquired Fund Fees and Expenses                          0.39%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     0.82%
  Fee Waivers                                              0.15%
  NET EXPENSES/4/                                          0.67%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                     $68
   3 Years                   $247
   5 Years                   $440
  10 Years                 $1,000

 18 TARGET 2020 FUND

TARGET 2025 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        2.93%
  Acquired Fund Fees and Expenses                          0.23%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     3.41%
  Fee Waivers                                              2.74%
  NET EXPENSES/4/                                          0.67%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                             TARGET 2025 FUND 19

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                      $68
   3 Years                    $791
   5 Years                  $1,537
   10 Years                 $3,509


 20 TARGET 2025 FUND

TARGET 2030 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

On June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2030 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]


              CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998     1999     2000     2001     2002      2003     2004     2005    2006     2007
22.40%   16.33%   -5.74%   -9.95%   -16.69%   23.75%   10.38%   5.71%   13.33%   7.84%



             BEST AND WORST QUARTER
  Best Quarter:           Q4 '98          17.93%
  Worst Quarter:          Q3 '02         -13.98%



          The Fund's year-to-date performance through March 31, 2008, was
          -6.72%.


                                                             TARGET 2030 FUND 21

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007                               1 YEAR          5 YEARS          10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                                7.84%            12.03%           5.92%
  Returns After Taxes on Distributions/2/             6.21%            10.80%           4.35%
  Returns After Taxes on Distributions and            5.36%             9.95%           4.35%
  Sale of Fund Shares/2/
 RUSSELL 3000 INDEX/3/                                5.14%            13.63%           6.22%
  (reflects no deduction for expenses or
  taxes)
 DOW JONES TARGET 2030 INDEX/4/                       8.43%            16.74%           8.44%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/5/         6.97%             4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)



1 Institutional Class shares incepted on June 30, 2004. Prior to June 26, 2006, the WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND was named the Wells Fargo Advantage Outlook 2030 Fund. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Information on Dow Jones Target Date Indexes" section for further information. You cannot invest directly in an index.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 22 TARGET 2030 FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.19%
  Acquired Fund Fees and Expenses                          0.41%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     0.85%
  Fee Waivers                                              0.17%
  NET EXPENSES/4/                                          0.68%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                     $69
   3 Years                   $254
   5 Years                   $455
  10 Years                 $1,033

                                                             TARGET 2030 FUND 23

TARGET 2035 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        5.16%
  Acquired Fund Fees and Expenses                          0.23%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     5.64%
  Fee Waivers                                              4.95%
  NET EXPENSES/4/                                          0.69%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 24 TARGET 2035 FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                      $70
   3 Years                  $1,240
   5 Years                  $2,394
   10 Years                 $5,215


                                                             TARGET 2035 FUND 25

TARGET 2040 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

On June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2040 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]


              CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                              AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004     2005    2006     2007
25.17%   20.97%   -9.69%   -13.52%   -19.77%   27.49%   11.64%   6.55%   15.19%   7.98%



             BEST AND WORST QUARTER
  Best Quarter:           Q4 '98          21.54%
  Worst Quarter:          Q3 '02         -16.08%



          The Fund's year-to-date performance through March 31, 2008, was
          -8.13%.


 26 TARGET 2040 FUND

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007                               1 YEAR          5 YEARS          10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                                7.98%            13.53%           5.99%
  Returns After Taxes on Distributions/2/             6.07%            12.49%           4.69%
  Returns After Taxes on Distributions and            5.72%            11.39%           4.57%
  Sale of Fund Shares/2/
 RUSSELL 3000 INDEX/3/                                5.14%            13.63%           6.22%
  (reflects no deduction for expenses or
  taxes)
 DOW JONES TARGET 2040 INDEX/4/                       8.48%            17.68%           8.69%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/5/         6.97%             4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)



1 Institutional Class shares incepted on June 30, 2004. Prior to June 26, 2006, the WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND was named the Wells Fargo Advantage Outlook 2040 Fund. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Information on Dow Jones Target Date Indexes" section for further information. You cannot invest directly in an index.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                             TARGET 2040 FUND 27

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.18%
  Acquired Fund Fees and Expenses                          0.42%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     0.85%
  Fee Waivers                                              0.16%
  NET EXPENSES/4/                                          0.69%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                     $70
   3 Years                   $255
   5 Years                   $456
  10 Years                 $1,034


 28 TARGET 2040 FUND

TARGET 2045 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                       12.12%
  Acquired Fund Fees and Expenses                          0.23%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                    12.60%
  Fee Waivers                                             11.91%
  NET EXPENSES/4/                                          0.69%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                             TARGET 2045 FUND 29

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                      $70
   3 Years                  $2,503
   5 Years                  $4,580
   10 Years                 $8,539


 30 TARGET 2045 FUND

TARGET 2050 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        4.84%
  Acquired Fund Fees and Expenses                          0.23%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     5.32%
  Fee Waivers                                              4.63%
  NET EXPENSES/4/                                          0.69%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                             TARGET 2050 FUND 31

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                       $0
   3 Years                  $1,177
   5 Years                  $2,276
   10 Years                 $4,994


 32 TARGET 2050 FUND

INFORMATION ON DOW JONES TARGET DATE INDEXES
--------------------------------------------------------------------------------

INDEX PERFORMANCE
While the objective of each Fund is to replicate, before fees and expenses, the total return of its target index, the performance shown for each target index is not the past performance of the corresponding Wells Fargo Advantage Dow Jones Target Date Fund or any other investment. Index performance does not include any fees and expenses associated with investing, including management fees and brokerage costs, and would be lower if it did. Past index performance is no guarantee of future results, either for the index or for any mutual fund. You cannot invest directly in an index.

The Dow Jones Target Date Indexes described in this Prospectus were launched by Dow Jones & Company, Inc. (Dow Jones) on April 1, 2005. This Prospectus contains comparisons, assertions, and conclusions regarding the performance of the Dow Jones Target Date Indexes based on back-testing (I.E., strictly quantitative calculations of how an index might have performed in the past if it had existed, using substantially the same index methodology employed by Dow Jones today). Back-tested performance information is hypothetical and is provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance.


Each Dow Jones Target Date Index is comprised of a set of equity, bond and cash sub-indexes. The equity component is represented by the Dow Jones U.S. Style Indexes (sub-indexes numbers 1 through 6 in the table on the next page), Dow Jones Asia/Pacific Index, Dow Jones Europe/Canada Index and Dow Jones Wilshire Emerging Markets Large-Cap Specialty Index. The bond component is represented by the Lehman Brothers Government Bond, Corporate Bond, Fixed Rate Mortgage Backed Securities and Majors (ex-U.S.) Indexes. Finally, the cash component is represented by the Lehman Brothers 1-3 Month Treasury-Bill Index. Dow Jones created back-tested theoretical history for the Dow Jones Target Date Indexes for the period December 31, 1991, through March 31, 2005, using these sub-indexes.


THE BACK-TESTED PERFORMANCE RESULTS HAVE MANY INHERENT LIMITATIONS. AMONG OTHER THINGS, BACK-TESTED PERFORMANCE DIFFERS FROM ACTUAL PERFORMANCE BECAUSE IT IS ACHIEVED THROUGH THE RETROACTIVE APPLICATION OF DATA THAT IS DESIGNED WITH THE BENEFIT OF HINDSIGHT. RULES USED TO CALCULATE "PRIOR PERFORMANCE" ARE NOT CHANGED. HOWEVER, DOW JONES DOES RESERVE THE RIGHT TO ALTER THE RESULTS AND THE METHODOLOGIES OF THEIR INDEXES, INCLUDING STYLE AND TARGET INDEXES, IN THE FUTURE. IN THE EVENT OF A CHANGE IN METHODOLOGY, IT IS NOT STANDARD PRACTICE TO RECALCULATE OR "RECAST" PAST PERFORMANCE IF THE CONDITIONS, OBJECTIVES AND INVESTMENT STRATEGIES OF THE INDEXES HAVE NOT CHANGED MATERIALLY DURING THE TIME PERIOD PORTRAYED ABOVE.

NEITHER DOW JONES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION THAT THE DOW JONES TARGET DATE INDEXES WILL OR ARE LIKELY TO ACHIEVE PERFORMANCE SIMILAR TO THAT SHOWN USING BACK-TESTED PERFORMANCE INFORMATION. ACTUAL PERFORMANCE OF THE INDEXES MAY BE MATERIALLY LOWER THAN THE BACK-TESTED PERFORMANCE. THERE ARE FREQUENTLY SIGNIFICANT DIFFERENCES BETWEEN HYPOTHETICAL PERFORMANCE RESULTS AND THE ACTUAL RESULTS SUBSEQUENTLY ACHIEVED BY ANY PARTICULAR TRADING OR INVESTMENT STRATEGY. AMONG OTHER THINGS, BACK-TESTED PERFORMANCE RESULTS DO NOT REFLECT THE IMPACT THAT MATERIAL ECONOMIC AND MARKET FACTORS MIGHT HAVE ON THE DECISIONS AN INVESTMENT ADVISER MANAGING AN INVESTMENT STRATEGY BASED ON THE DOW JONES TARGET DATE INDEXES MIGHT MAKE IF THE ADVISER WERE ACTUALLY MANAGING CLIENT ASSETS.

--------------------------------------------------------------------------------
INDEX METHODOLOGY
The Dow Jones Target Date Indexes are a series of Indexes designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time. Each Index is a blend of sub-indexes representing three major asset classes: equity securities, fixed income securities and money market instruments. The allocation of each Index generally becomes more conservative as the Index's time horizon becomes shorter. The Index weightings among the major asset classes are adjusted monthly based on a published set of Index rules. The Indexes with longer time horizons have higher allocations to equity securities, while the Indexes with shorter time horizons replace some of their stock allocations with allocations to fixed income securities and money market instruments.

                                 INFORMATION ON DOW JONES TARGET DATE INDEXES 33

The equity asset class is currently comprised of nine sub-asset classes; the fixed income asset class is currently comprised of four sub-asset classes; the money market asset class is currently comprised of one sub-asset class. Each sub-asset class is represented by an underlying index and is equally weighted with other sub-asset classes within its major asset class. The market risk of each Dow Jones Target Date Index will gradually decline over a period of years by changing its allocation among the three major asset classes and not by excluding any asset classes or sub-asset classes or by changing allocations among sub-asset classes.

The sub-asset classes that currently comprise each major asset class of the Dow Jones Target Date Indexes are detailed in the table below:

                                                                  MAJOR ASSET CLASSES
                       EQUITY COMPONENT                      FIXED INCOME COMPONENT                 MONEY MARKET COMPONENT
                       1. Dow Jones U.S. Large-Cap Growth    1. Lehman Brothers Government          1. Lehman Brothers 1-3 Month
                      Index                                 Bond Index                             Treasury-Bill Index
                       2. Dow Jones U.S. Large-Cap Value     2. Lehman Brothers Corporate
                      Index                                 Bond Index
                       3. Dow Jones U.S. Mid-Cap Growth      3. Lehman Brothers Fixed Rate
                      Index                                 Mortgage Backed Securities Index
                       4. Dow Jones U.S. Mid-Cap Value       4. Lehman Brothers Majors (ex-U.S.)
                      Index                                 Index
                       5. Dow Jones U.S. Small-Cap Growth
                      Index
 SUB-ASSET CLASSES/1/
                       6. Dow Jones U.S. Small-Cap Value
                      Index
                       7. Dow Jones Asia/Pacific Index
                       8. Dow Jones Europe/Canada Index
                       9. Dow Jones Wilshire Emerging
                      Markets Large-Cap Specialty Index

Each Dow Jones Target Date Index will exhibit higher market risk in its early years and lower market risk in the years approaching its target year. At more than 35 years prior to the target year, the Index's targeted risk level is set at 90% of the risk of the global equity market/2/. The major asset classes are rebalanced monthly within the Index to maximize the weighting to the asset class with the highest historical return at the 90% risk level. At 35 years before the target year, each Index will begin to gradually reduce market risk. A new targeted risk level is calculated each month as a function of the current risk of the equity component and the number of months remaining to the Index's target year. The monthly risk reductions continue until the Index reflects 20% of the risk of the global equity market, on December 1 of the year ten years after the Index's target year. Once an Index reaches that date, it always reflects 20% of the risk of the global equity market.

1 Additional information about the sub-indexes comprising the sub-asset classes is available in the Statement of Additional Information.
2 The global equity market is measured by the sub-indexes comprising the equity component of the Dow Jones Target Date Indexes.

 34 INFORMATION ON DOW JONES TARGET DATE INDEXES

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolio(s) in which each Fund invests, are identified in the Funds' description pages and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


ACTIVE TRADING RISK    Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK     When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                       Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                       Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK   Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                       Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.
DERIVATIVES RISK       The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                       For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 35

EMERGING MARKETS RISK          Countries with emerging markets include, but are not limited to, the following: (1) countries included in the MSCI Emerging Markets Index; and (2) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank). Markets in these countries may be under-
                               capitalized, have less developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities:
                               (1) issued by companies with their principal place of business or principal office in an emerging market country; or (2) issued by companies for which the principal securities trading market is an emerging market country. Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk"and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
FOREIGN INVESTMENT RISK        Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
INDEX TRACKING RISK            The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.


 36 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

ISSUER RISK                  The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.
LEVERAGE RISK                Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK               A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 37

SMALLER COMPANY SECURITIES    Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                          liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or may be newer public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
U.S. GOVERNMENT OBLIGATIONS   Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                          be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                              a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                              Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                              agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                              U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                              Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an
                              Underlying Fund that holds securities of the entity will be adversely impacted. U.S.
                              Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.
VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


 38 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                               PORTFOLIO HOLDINGS INFORMATION 39

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended August 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds. For information regarding the sub-advisers that perform day-to-day investment management

 40 ORGANIZATION AND MANAGEMENT OF THE FUNDS activities for the master portfolios in which the Funds invest, see "The Sub-Advisers for the Master Portfolios" under the "Master/Gateway (Reg.
TM)Structure" section.

GLOBAL INDEX ADVISORS, INC. (GIA), located at 29 North Park Square, Suite 201, Marietta, Georgia 30060, is the investment sub-adviser for each Fund. Accordingly, GIA is responsible for the day-to-day investment management activities of the Funds. GIA is a registered investment adviser that, through its relationships with Dow Jones Indexes and State Street Global Advisors, offers a series of collective investment funds, which are investable Dow Jones U.S. Style and Dow Jones Portfolio Index Funds.


Rodney H. Alldredge      Mr. Alldredge is jointly responsible for managing the Funds. Mr. Alldredge co-founded
                         GIA in 1994 and currently serves as co-portfolio manager and Director of Portfolio
                         Operations of GIA. Mr. Alldredge has served as a consulting analyst and asset allocation strategist for both defined benefit and defined contribution retirement plans since
                         1989. Education: B.S., Computer Information Systems, Birmingham Southern College.
George V. Daniels, Jr.   Mr. Daniels is jointly responsible for managing the Funds. Mr. Daniels co-founded GIA in
                         1994 and currently serves as co-portfolio manager and chairman/chief compliance officer of GIA. Mr. Daniels has served as an investment management consultant to both defined benefit and defined contribution retirement plans since 1966. Education: B.S.,
                         Electrical Engineering, Louisiana State University; M.S., Applied Mathematics, University
                         of Florida.
James P. Lauder          Mr. Lauder is jointly responsible for managing the Funds. Mr. Lauder joined GIA in 2002 and currently serves as co-portfolio manager and chief executive officer of GIA. Prior to joining GIA, Mr. Lauder served as president and founder of the Lauder Consulting
                         Group, a bank strategy firm, from 2001 to 2002 and was a manager of corporate strategy at SunTrust Banks, Inc. from 2000 to 2001. Education: B.S., Finance, University of
                         South Alabama; M.B.A., Goizueta Business School, Emory University.


DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the gateway Funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly in a portfolio of securities, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, each Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 41

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


 42 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------



The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


                                                          PRICING FUND SHARES 43

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $100 million in plan assets;


o Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $100 million;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $100 million;


o  Internal Revenue Code Section 529 college savings plan accounts;


o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOSSM);


o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $5 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.

 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------- ------------------------------------
 SHARES DIRECTLY
---------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
---------------------------
                            telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund          o Call Investor Services at
                            account. If the institution does not currently  1-800-222-8222 or have an account, contact your investment
                                                                            o Call 1-800-368-7550 for the
                            representative.
                            -----------------------------------------------
                                                                            automated phone system or
                                                                            o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
                                                                            ------------------------------------

 44 HOW TO BUY SHARES

 INSTITUTIONS PURCHASING
                            OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                           ----------------------------------------------- ---------------------------------------
 SHARES DIRECTLY
------------------------------------------------------------------------------------------------------------------
 By Wire                                                                    To buy additional shares, instruct
--------------------------
                            o Complete and sign the Institutional Class
                                                                           your bank or financial institution to
                           account application
                                                                           use the same wire instructions
                           o Call Investor Services at 1-800-222-8222 for
                                                                           shown to the left.
                                                                           --------------------------------------
                           faxing instructions
                           o Use the following wiring instructions:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number and any applicable
                           share class )
                           Account Name: Provide your
                           name as registered on the
                           Fund account
                           -----------------------------------------------
 In Person                  Investors are welcome to visit the Investor     See instructions shown to the left.
--------------------------                                                 --------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
                           -----------------------------------------------
 Through Your Investment    Contact your investment representative.         Contact your investment
 Representative                                                            representative.

-------------------------- ----------------------------------------------- --------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Institutional Class shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

                                                            HOW TO BUY SHARES 45

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.


 INSTITUTIONS SELLING SHARES DIRECTLY      TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------- ---------------------------------------------------------------------
 By Telephone /                            o To speak with an investor services representative call
 Electronic Funds Transfer (EFT)          1-800-222-8222 or use the automated phone system at
-----------------------------------------
                                          1-800-368-7550.
                                          o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                          market funds, and next day for all other WELLS FARGO ADVANTAGE
                                          FUNDS.
                                          o Transfers made to a Wells Fargo Bank account are made
                                          available sooner than transfers to an unaffiliated institution.
                                          o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                          NOTE: Telephone transactions such as redemption requests
                                          made over the phone generally require only one of the
                                          account owners to call unless you have instructed us
                                          otherwise.
                                          --------------
 By Wire                                   o To arrange for a Federal Funds wire, call 1-800-222-8222.
-----------------------------------------
                                          o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                                          o Redemption proceeds are usually wired to the financial
                                          intermediary the following business day.
                                          ---------------------------------------------------------------------
 By Internet                               Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------------------- ---------------------------------------------------------------------
 In Person                                 Investors are welcome to visit the Investor Center in person to ask
-----------------------------------------
                                          questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                                          53051.
                                          --------------
 Through Your Investment Representative    Contact your investment representative.

----------------------------------------- --------------


GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments

 46 HOW TO SELL SHARES
     coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.


   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

                                                           HOW TO SELL SHARES 47

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).


o An exchange request will be processed on the same business day, provided that both Funds are open at the same time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.


Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds


 48 HOW TO EXCHANGE SHARES

Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


                                                       HOW TO EXCHANGE SHARES 49

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/


 50 ACCOUNT POLICIES
nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 51

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least quarterly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. These reduced rates of tax will expire after December 31, 2010.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to backup withholding taxes.


 52 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------

Each Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.


 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DIVERSIFIED FIXED INCOME       INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of the
 PORTFOLIO                     fixed income portion of the Dow Jones Target Date Indexes.
                               PRINCIPAL INVESTMENT STRATEGIES: The Portfolio invests principally in securities comprising the fixed income portion of the Dow Jones Target Date Indexes. We attempt to achieve a correlation of at least 95% between the performance of the fixed income portion of the Dow Jones Target Date Indexes and the Portfolio's
                               investment results, before expenses. The Portfolio seeks to approximate, before expenses, the total return of the fixed income portion of the Dow Jones Target Date
                               Indexes by investing in the securities that comprise the sub-indexes representing the fixed income asset class. The Portfolio uses an optimization process, which seeks to balance the replication of index performance and security transaction costs.
                               Using a statistical sampling technique, the Portfolio purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, the Portfolio attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 53

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DIVERSIFIED STOCK PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of the equity portion of the Dow Jones Target Date Indexes.
                                  PRINCIPAL INVESTMENT STRATEGIES: The Portfolio invests principally in securities comprising the equity portion of the Dow Jones Target Date Indexes. We attempt to achieve a correlation of at least 95% between the performance of the equity portion of the Dow Jones Target Date Indexes and the Portfolio's investment results, before expenses. The Portfolio seeks to approximate, before expenses, the total return of the equity portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the equity asset class. The
                                  Portfolio uses an optimization process, which seeks to balance the replication of index performance and security transaction costs. Using a statistical sampling technique, the Portfolio purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, the Portfolio attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
 MONEY MARKET PORTFOLIO            INVESTMENT OBJECTIVE: The Portfolio seeks current income while preserving capital and liquidity.
                                  PRINCIPAL INVESTMENT STRATEGIES: We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-
                                  backed securities, commercial paper, corporate bonds and repurchase agreements.
                                  These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar denominated obligations of U.S. banks. Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.


 54 MASTER/GATEWAY(Reg. TM) STRUCTURE

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.

SSGA FUNDS MANAGEMENT, INC. (SSgA FM), located at One Lincoln Street, Boston MA 02110, is the investment sub-adviser for the Diversified Fixed Income Portfolio and Diversified Stock Portfolio, master portfolios in which the gateway Funds invest a portion of their assets. In this capacity, SSgA FM is responsible for the day-to-day investment management activities of the Portfolios. SSgA FM is a registered investment adviser and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM, State Street, and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation.
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Money Market Portfolio in which the Funds invest a portion of their assets. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Portfolio. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 55

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


TARGET TODAY FUND

INSTITUTIONAL CLASS/7/SHARES - COMMENCED ON JUNE 30, 2004

For a share outstanding throughout each period


                                             FEB. 29,    FEB. 28,    FEB. 28,   FEB. 28,
 FOR THE PERIOD ENDED:                        2008        2007        2006       2005/8/
 NET ASSET VALUE, BEGINNING OF PERIOD         $10.26      $10.45      $10.37     $10.09
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.41/6/     0.39/6/        0.26       0.14
  Net realized and unrealized gain (loss)
   on investments                               0.14        0.17        0.22       0.29
                                             -------     -------     -------    -------
  Total from investment operations              0.56        0.56        0.48       0.43
                                             -------     -------     -------    -------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                      (0.41)      (0.36)      (0.25)     (0.12)
  Distributions from net realized capital
   gain                                        (0.11)      (0.39)      (0.15)     (0.03)
  Return of capital                             0.00        0.00        0.00       0.00
                                             -------     -------     -------    -------
  Total distributions                          (0.52)       0.75       (0.40)     (0.15)
                                             -------     -------     -------    -------
 NET ASSET VALUE, END OF PERIOD               $10.29      $10.26      $10.45     $10.37
                                             =======     =======     =======    =======
 TOTAL RETURN/1/                                5.52%       5.49%       4.76%      4.26%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)           $50,105     $20,338      $9,721     $6,640
  Ratio of net investment income (loss) to
   average net assets/2/                        3.96%       3.80%       2.46%      2.41%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                0.81%       0.82%       0.93%      0.91%
  Waived fees and reimbursed expenses/2/       (0.19)%     (0.17)%     (0.18)%    (0.16)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                0.62%       0.66%       0.75%      0.75%
  Portfolio turnover rate/4,5/                    51%        143%         36%       106%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.
7 Formerly named the Select Class.
8 For the period from June 30, 2004 (commencement of Class) to February 28,
  2005.

 56 FINANCIAL HIGHLIGHTS

TARGET 2010 FUND

INSTITUTIONAL CLASS/7/ SHARES - COMMENCED ON JUNE 30, 2004

For a share outstanding throughout each period


                                                     FEB. 29,            FEB. 28,           FEB. 28,           FEB. 28,
 FOR THE PERIOD ENDED:                                2008                2007               2006             2005/8/
 NET ASSET VALUE, BEGINNING OF PERIOD                 $12.78              $13.01             $12.57             $12.08
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       0.44/6/             0.44/6/               0.28               0.15
  Net realized and unrealized gain (loss)
   on investments                                       0.21                0.43               0.46               0.47
                                                   ---------           ---------           --------           --------
  Total from investment operations                      0.65                0.87               0.74               0.62
                                                   ---------           ---------           --------           --------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                              (0.46)              (0.39)             (0.27)             (0.13)
  Distributions from net realized capital
   gain                                                (0.16)              (0.71)             (0.03)              0.00
  Return of capital                                     0.00                0.00               0.00               0.00
                                                   ---------           ---------           --------           --------
  Total distributions                                  (0.62)              (1.10)             (0.30)             (0.13)
                                                   ---------           ---------           --------           --------
 NET ASSET VALUE, END OF PERIOD                       $12.81              $12.78             $13.01             $12.57
                                                   =========           =========           ========           ========
 TOTAL RETURN/1/                                        5.18%               6.89%              5.97%              5.20%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                   $206,461            $80,427            $25,023            $25,512
  Ratio of net investment income (loss) to
   average net assets/2/                                3.45%               3.41%              2.23%              2.20%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                        0.81%               0.81%              0.88%              0.87%
  Waived fees and reimbursed expenses/2/               (0.16)%             (0.14)%            (0.13)%            (0.12)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                        0.65%               0.67%              0.75%              0.75%
  Portfolio turnover rate/4,5/                            61%                152%                38%                81%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.
7 Formerly named the Select Class.
8 For the period from June 30, 2004 (commencement of Class) to February 28,
  2005.

                                                         FINANCIAL HIGHLIGHTS 57

TARGET 2015 FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON JUNE 29, 2007
For a share outstanding throughout each period



                                                               FEB. 29,
 FOR THE PERIOD ENDED:                                   2008/7/
 NET ASSET VALUE, BEGINNING OF PERIOD                           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.19/6/
  Net realized and unrealized gain (loss)
   on investments                                                (0.10)
                                                   -------------------
  Total from investment operations                                0.09
                                                   -------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                        (0.17)
  Distributions from net realized capital
   gain                                                           0.00
  Return of capital                                               0.00
                                                   -------------------
  Total distributions                                            (0.17)
                                                   -------------------
 NET ASSET VALUE, END OF PERIOD                                  $9.92
                                                   ===================
 TOTAL RETURN/1/                                                  0.92%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                             $10,088
  Ratio of net investment income (loss) to
   average net assets/2/                                          2.91%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                                  3.71%
  Waived fees and reimbursed expenses/2/                         (3.18)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                                  0.53%
  Portfolio turnover rate/4,5/                                      54%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 Calculated based upon average shares outstanding.
7 For the period from June 29, 2007 (commencement of Class) to February 29,
  2008.


 58 FINANCIAL HIGHLIGHTS

TARGET 2020 FUND

INSTITUTIONAL CLASS/7/ SHARES - COMMENCED ON JUNE 30, 2004

For a share outstanding throughout each period


                                                     FEB. 29,            FEB. 28,            FEB. 28,           FEB. 28,
 FOR THE PERIOD ENDED:                                2008                2007                2006             2005/8/
 NET ASSET VALUE, BEGINNING OF PERIOD                 $14.41              $14.41              $13.60             $12.87
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                       0.39/6/             0.36/6/                0.25               0.09
  Net realized and unrealized gain (loss)
   on investments                                      (0.06)               1.05                0.81               0.76
                                                   ---------           ---------            --------           --------
  Total from investment operations                      0.33                1.41                1.06               0.85
                                                   ---------           ---------            --------           --------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                              (0.39)              (0.34)              (0.25)             (0.12)
  Distributions from net realized capital
   gain                                                (0.37)              (1.07)               0.00               0.00
  Return of capital                                     0.00                0.00                0.00               0.00
                                                   ---------           ---------            --------           --------
  Total distributions                                  (0.76)              (1.41)              (0.25)             (0.12)
                                                   ---------           ---------            --------           --------
 NET ASSET VALUE, END OF PERIOD                       $13.98              $14.41              $14.41             $13.60
                                                   =========           =========            ========           ========
 TOTAL RETURN/1/                                        2.18%              10.07%               7.96%              6.61%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                   $367,360            $164,260            $50,928            $51,662
  Ratio of net investment income (loss) to
   average net assets/2/                                2.63%               2.48%               1.90%              1.89%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                        0.82%               0.83%               0.87%              0.88%
  Waived fees and reimbursed expenses/2/               (0.15)%             (0.14)%             (0.12)%            (0.13)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                        0.67%               0.69%               0.75%              0.75%
  Portfolio turnover rate/4,5/                            48%                135%                 30%                60%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.
7 Formerly named the Select Class.
8 For the period from June 30, 2004 (commencement of Class) to February 28,
  2005.

                                                         FINANCIAL HIGHLIGHTS 59

TARGET 2025 FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON JUNE 29, 2007
For a share outstanding throughout each period



                                                                FEB. 29,
 FOR THE PERIOD ENDED:                                    2008/7/
 NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  0.14/6/
  Net realized and unrealized gain (loss)
   on investments                                                 (0.55)
                                                    -------------------
  Total from investment operations                                (0.41)
                                                    -------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                         (0.10)
  Distributions from net realized capital
   gain                                                            0.00
  Return of capital                                                0.00
                                                    -------------------
  Total distributions                                             (0.10)
                                                    -------------------
 NET ASSET VALUE, END OF PERIOD                                   $9.49
                                                    ===================
 TOTAL RETURN/1/                                                  (4.16)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $17,248
  Ratio of net investment income (loss) to
   average net assets/2/                                           2.09%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                                   3.41%
  Waived fees and reimbursed expenses/2/                          (2.94)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                                   0.47%
  Portfolio turnover rate/4,5/                                       42%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 Calculated based upon average shares outstanding.
7 For the period from June 29, 2007 (commencement of Class) to February 29,
  2008.


 60 FINANCIAL HIGHLIGHTS

TARGET 2030 FUND

INSTITUTIONAL CLASS/7/ SHARES - COMMENCED ON JUNE 30, 2004

For a share outstanding throughout each period


                                                       FEB. 29,             FEB. 28,           FEB. 28,           FEB. 28,
 FOR THE PERIOD ENDED:                                  2008                 2007               2006             2005/8/
 NET ASSET VALUE, BEGINNING OF PERIOD                   $15.31               $15.18             $14.33             $13.42
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                         0.31/6/              0.26/6/            0.23/6/               0.08
  Net realized and unrealized gain (loss)
   on investments                                        (0.31)                1.47               1.07               0.94
                                                     ---------            ---------          ---------           --------
  Total from investment operations                        0.00                 1.73               1.30               1.02
                                                     ---------            ---------          ---------           --------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                (0.31)               (0.28)             (0.22)             (0.11)
  Distributions from net realized capital
   gain                                                  (0.49)               (1.32)             (0.23)              0.00
  Return of capital                                       0.00                 0.00               0.00               0.00
                                                     ---------            ---------          ---------           --------
  Total distributions                                    (0.80)               (1.60)             (0.45)             (0.11)
                                                     ---------            ---------          ---------           --------
 NET ASSET VALUE, END OF PERIOD                         $14.51               $15.31             $15.18             $14.33
                                                     =========            =========          =========           ========
 TOTAL RETURN/1/                                         (0.24)%              11.73%              9.24%              7.64%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                     $263,663             $94,881            $26,726            $28,149
  Ratio of net investment income (loss) to
   average net assets/2/                                  1.97%                1.71%              1.60%              1.74%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                          0.85%                0.86%              0.89%              0.87%
  Waived fees and reimbursed expenses/2/                 (0.17)%              (0.16)%            (0.14)%            (0.12)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                          0.68%                0.70%              0.75%              0.75%
  Portfolio turnover rate/4,5/                              36%                 109%                24%                48%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.
7 Formerly named the Select Class.
8 For the period from June 30, 2004 (commencement of Class) to February 28,
  2005.

                                                         FINANCIAL HIGHLIGHTS 61

TARGET 2035 FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON JUNE 29, 2007
For a share outstanding throughout each period



                                                               FEB. 29,
 FOR THE PERIOD ENDED:                                   2008/7/
 NET ASSET VALUE, BEGINNING OF PERIOD                           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.10/6/
  Net realized and unrealized gain (loss)
   on investments                                                (0.84)
                                                   -------------------
  Total from investment operations                               (0.74)
                                                   -------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                        (0.11)
  Distributions from net realized capital
   gain                                                           0.00
  Return of capital                                               0.00
                                                   -------------------
  Total distributions                                            (0.11)
                                                   -------------------
 NET ASSET VALUE, END OF PERIOD                                  $9.15
                                                   ===================
 TOTAL RETURN/1/                                                 (7.48)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $8,983
  Ratio of net investment income (loss) to
   average net assets/2/                                          1.52%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                                  5.64%
  Waived fees and reimbursed expenses/2/                         (5.15)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                                  0.49%
  Portfolio turnover rate/4,5/                                      33%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 Calculated based upon average shares outstanding.
7 For the period from June 29, 2007 (commencement of Class) to February 29,
  2008.


 62 FINANCIAL HIGHLIGHTS

TARGET 2040 FUND

INSTITUTIONAL CLASS/7/ SHARES - COMMENCED ON JUNE 30, 2004

For a share outstanding throughout each period


                                                       FEB. 29,             FEB. 28,           FEB. 28,           FEB. 28,
 FOR THE PERIOD ENDED:                                  2008                 2007               2006             2005/8/
 NET ASSET VALUE, BEGINNING OF PERIOD                   $17.67               $16.91             $15.47             $14.47
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                         0.30/6/              0.24/6/            0.23/6/            0.15/6/
  Net realized and unrealized gain (loss)
   on investments                                        (0.48)                1.89               1.43               1.06
                                                     ---------            ---------          ---------          ---------
  Total from investment operations                       (0.18)                2.13               1.66               1.21
                                                     ---------            ---------          ---------          ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                (0.31)               (0.26)             (0.22)             (0.21)
  Distributions from net realized capital
   gain                                                  (0.89)               (1.11)              0.00               0.00
  Return of capital                                       0.00                 0.00               0.00               0.00
                                                     ---------            ---------          ---------          ---------
  Total distributions                                    (1.20)               (1.37)             (0.22)             (0.21)
                                                     ---------            ---------          ---------          ---------
 NET ASSET VALUE, END OF PERIOD                         $16.29               $17.67             $16.91             $15.47
                                                     =========            =========          =========          =========
 TOTAL RETURN/1/                                         (1.47)%              12.90%             10.83%              8.37%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                     $125,256             $44,459            $15,322            $14,712
  Ratio of net investment income (loss) to
   average net assets/2/                                  1.66%                1.39%              1.42%              1.55%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                          0.85%                0.85%              0.83%              0.85%
  Waived fees and reimbursed expenses/2/                 (0.16)%              (0.14)%            (0.08)%            (0.10)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                          0.69%                0.71%              0.75%              0.75%
  Portfolio turnover rate/4,5/                              31%                 100%                11%                29%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.
7 Formerly named the Select Class.

8 For the period from June 30, 2004 (commencement of Class) to February 28,
  2005.


                                                         FINANCIAL HIGHLIGHTS 63

TARGET 2045 FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON JUNE 29, 2007
For a share outstanding throughout each period



                                              FEB. 29,
 FOR THE PERIOD ENDED:                         2008/7/
 NET ASSET VALUE, BEGINNING OF PERIOD          $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                0.09/6/
  Net realized and unrealized gain (loss)
   on investments                               (0.90)
                                              -------
  Total from investment operations              (0.81)
                                              -------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                       (0.10)
  Distributions from net realized capital
   gain                                          0.00
  Return of capital                              0.00
                                              -------
  Total distributions                           (0.10)
                                              -------
 NET ASSET VALUE, END OF PERIOD                 $9.09
                                              =======
 TOTAL RETURN/1/                                (8.12)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)             $4,339
  Ratio of net investment income (loss) to
   average net assets/2/                         1.46%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                12.60%
  Waived fees and reimbursed expenses/2/       (12.07)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                 0.53%
  Portfolio turnover rate/4,5/                     30%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 Calculated based upon average shares outstanding.
7 For the period from June 29, 2007 (commencement of Class) to February 29,
  2008.


 64 FINANCIAL HIGHLIGHTS

TARGET 2050 FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON JUNE 29, 2007
For a share outstanding throughout each period



                                              FEB. 29,
 FOR THE PERIOD ENDED:                         2008/7/
 NET ASSET VALUE, BEGINNING OF PERIOD          $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                0.08/6/
  Net realized and unrealized gain (loss)
   on investments                               (0.90)
                                              -------
  Total from investment operations              (0.82)
                                              -------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                       (0.05)
  Distributions from net realized capital
   gain                                          0.00
  Return of capital                              0.00
                                              -------
  Total distributions                           (0.05)
                                              -------
 NET ASSET VALUE, END OF PERIOD                 $9.13
                                              =======
 TOTAL RETURN/1/                                (8.26)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)             $8,102
  Ratio of net investment income (loss) to
   average net assets/2/                         1.32%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                 5.32%
  Waived fees and reimbursed expenses/2/        (4.65)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                 0.67%
  Portfolio turnover rate/4,5/                     30%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 Calculated based upon average shares outstanding.
7 For the period from June 29, 2007 (commencement of Class) to February 29,
  2008.


                                                         FINANCIAL HIGHLIGHTS 65

The Funds are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Dow Jones' only relationship to the Licensee is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Target Date Indexes/SM/, which is determined, composed and calculated by Dow Jones without regard to Global Index Advisors, Inc., Wells Fargo Funds Management, LLC, or the Funds. Dow Jones has no obligation to take the needs of Global Index Advisors, Inc., Wells Fargo Funds Management, LLC or the owners of the Funds into consideration in determining, composing or calculating the Dow Jones Target Date Indexes/SM/. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Funds.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES TARGET DATE INDEXES/SM/, OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY GLOBAL INDEX ADVISORS, INC., WELLS FARGO FUNDS MANAGEMENT, LLC, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES TARGET DATE INDEXES/SM/, OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES TARGET DATE INDEXES/SM/, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND GLOBAL INDEX ADVISORS, INC., OR WELLS FARGO FUNDS MANAGEMENT, LLC.

66 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                             078TDIT/P604 (7-08)
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                  JULY 1, 2008


                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - DOW JONES TARGET DATE FUNDS

Target Today Fund

Target 2010 Fund

Target 2015 Fund

Target 2020 Fund

Target 2025 Fund

Target 2030 Fund

Target 2035 Fund

Target 2040 Fund

Target 2045 Fund

Target 2050 Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS

INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information                                3
Target Date Funds                                   4
Information on Dow Jones Target Date Indexes       33
Description of Principal Investment Risks          35
Portfolio Holdings Information                     39


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Funds       40
About Wells Fargo Funds Trust                  40
The Investment Adviser                         40
The Sub-Adviser and Portfolio Managers         40
Dormant Investment Advisory Arrangements       41
Dormant Multi-Manager Arrangement              41


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Compensation to Dealers and Shareholder       42
   Servicing Agents
Pricing Fund Shares                           43
How to Buy Shares                             44
How to Sell Shares                            46
How to Exchange Shares                        48
Account Policies                              50


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                    52
Taxes                                            52
Master/Gateway (Reg. TM) Structure               53
Financial Highlights                             56
For More Information                     Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

"Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Global Index Advisors, Inc. and Wells Fargo Funds Management, LLC. The WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).


Throughout this Prospectus, the WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND/SM/ is referred to as the Target Today Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND/SM/ is referred to as the Target 2010 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND/SM/ is referred to as the Target 2015 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND/SM/ is referred to as the Target 2020 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND/SM/ is referred to as the Target 2025 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND/SM/ is referred to as the Target 2030 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND/SM/ is referred to as the Target 2035 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND/SM/ is referred to as the Target 2040 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND/SM/ is referred to as the Target 2045 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND/SM/ is referred to as the Target 2050 Fund; and collectively the Funds are referred to as the Target Date Funds.


The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

This section lists the principal risk factors for each Fund and indirectly, the principal risks for the master portfolios in which each Fund invests. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATIONS
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM) STRUCTURE
The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

TARGET DATE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Global Index Advisors, Inc.

PORTFOLIO MANAGERS
Rodney H. Alldredge
George V. Daniels, Jr.
James P. Lauder

TARGET TODAY FUND
Inception:3/1/1994
Ticker: WFLOX

TARGET 2010 FUND
Inception:3/1/1994
Ticker: WFLGX

TARGET 2015 FUND
Inception:6/29/2007
Ticker:WFFFX

TARGET 2020 FUND
Inception:3/1/1994
Ticker: WFLPX

TARGET 2025 FUND
Inception:6/29/2007
Ticker:WFTRX

TARGET 2030 FUND
Inception:3/1/1994
Ticker: WFLIX

TARGET 2035 FUND
Inception:6/29/2007
Ticker:WFQWX

TARGET 2040 FUND
Inception:3/1/1994
Ticker: WFLWX

TARGET 2045 FUND
Inception:6/29/2007
Ticker:WFQYX

TARGET 2050 FUND
Inception:6/29/2007
Ticker:WFQDX

INVESTMENT OBJECTIVE
Each Fund's objective is to approximate, before fees and expenses, the total return of the appropriate Dow Jones Target Date Index. Specifically:

o The Target Today Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target Today Index/SM/.

o The Target 2010 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2010 Index/SM/.

o The Target 2015 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2015 Index/SM/.

o The Target 2020 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2020 Index/SM/.

o The Target 2025 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2025 Index/SM/.

o The Target 2030 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2030 Index/SM/.

o The Target 2035 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2035 Index/SM/.

o The Target 2040 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2040 Index/SM/.

o The Target 2045 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2045 Index/SM/.

o The Target 2050 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2050 Index/SM/.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of each Fund's total assets in equity, fixed income and money market securities designed to approximate the holdings and weightings of the securities in the appropriate Dow Jones Target Date Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
Each Fund is a gateway fund that invests in various master portfolios which in turn invest in a combination of equity, fixed income and money market securities using an asset allocation strategy designed to replicate, before fees and expenses, the total return of a Dow Jones Target Date Index that has the same target year as the Fund. Similar to the methodology of the Dow Jones Target Date Indexes, each Fund's investment strategy focuses on reducing the Fund's potential risk exposure over time by allocating the Funds' assets among these major asset classes: equity, fixed income and money market instruments. Funds with longer time horizons generally allocate more of their assets to equity securities to pursue capital appreciation over the long term. Funds with shorter time horizons replace some of their equity holdings with fixed income and money market holdings to reduce risk and price volatility. Each Fund's asset allocation among the three major asset classes generally becomes more conservative as the Fund's target year approaches.

 4 TARGET DATE FUNDS

Each Fund's target year serves as a guide to the relative risk exposure of the Fund. For instance, the Target 2050 Fund has the most aggressive asset allocation and the Target Today Fund has the most conservative asset allocation. If you have a low risk tolerance, you may not wish to invest in the Target 2050 Fund, even if your expected retirement date is in the year 2050. Conversely, you may feel comfortable choosing a more aggressive Fund for a near-term investment goal if you have a higher risk tolerance.

Currently, the master portfolios in which the Funds invest are the Wells Fargo Advantage Diversified Stock Portfolio, the Wells Fargo Advantage Diversified Fixed Income Portfolio, and the Wells Fargo Advantage Money Market Portfolio. The Diversified Stock Portfolio seeks to approximate, before fees and expenses, the total return of the equity portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the equity asset class. The Diversified Fixed Income Portfolio seeks to approximate, before fees and expenses, the total return of the fixed income portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the fixed income asset class. The Diversified Stock Portfolio and the Diversified Fixed Income Portfolio use an optimization process, which seeks to balance the replication of index performance and security transaction costs. Using a statistical sampling technique, each of these master portfolios purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, each of these master portfolios attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs.


The Funds invest in the Money Market Portfolio to represent the cash component of the Dow Jones Target Date Indexes. The Money Market Portfolio invests in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt securities and repurchase agreements. Unlike the cash component of the Dow Jones Target Date Indexes, the Money Market Portfolio does not seek to replicate the Lehman Brothers 1-3 Month Treasury-Bill Index. This could result in potential tracking error between the performances of the Funds and the Dow Jones Target Date Indexes.


Although they do not currently intend to do so, the Funds reserve the right to invest in more or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
Each Fund is primarily subject to the risks mentioned below to the extent that each Fund is exposed to these risks depending on its asset allocation and target year:


   o Active Trading Risk

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Index Tracking Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o U.S. Government Obligations Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in a Fund and could adversely affect a Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                             TARGET DATE FUNDS 5

--------------------------------------------------------------------------------
RISK TOLERANCE
Two general rules of investing have shaped the Funds' strategies:

(1) Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment's potential return, the greater its potential for loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds; and

(2) Generally, the longer an investor's time horizon, the greater the capacity or ability to withstand market volatility because there is more time to recoup any losses that might be incurred.

As illustrated by the line graph below, the Funds with longer time horizons are subject to more risk. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its target year, and its investors have less time to recover from market declines, the Fund reduces its amount of risk exposure. This reduction in risk exposure should help secure the value of your investment as the time nears for you to begin drawing on it. The graph shows the relative amount of potential risk that each Fund is expected to assume given its time horizon.

[GRAPHIC APPEARS HERE]


                    Percentage of Potential Risk   Years Until    Years After
                    of the Equity Market           Target Date    Target Date
Target 2050 Fund    90                             45
Target 2045 Fund    90                             40
Target 2040 Fund    90                             35
Target 2035 Fund    88                             30
Target 2030 Fund    80                             25
Target 2025 Fund    70                             20
Target 2020 Fund    60                             15
Target 2015 Fund    49                             10
Target 2010 Fund    38                             5
Target Today Fund   20                                            10


--------------------------------------------------------------------------------
AFTER A FUND REACHES ITS TARGET YEAR

As illustrated above, by the time a Fund reaches its target year, its risk level will approach 28% of the risk of the global equity market. A Fund will not reach its lowest risk level of 20% of the risk of the global equity market until ten years past the Fund's target date. During the ten-year period after the Fund's target date, the Fund will increasingly resemble the Target Today Fund. At the end of the 10-year period, we will likely combine the Fund with the Target Today Fund.


 6 TARGET DATE FUNDS

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATIONS
Each Fund's asset allocation is determined using the index methodology described in the "Information on Dow Jones Target Date Indexes" section, which results in a systematic reduction in potential equity risk exposure over time as illustrated in the line graph above. This methodology provides you with higher exposure to equity risk in the early years of investing and lower exposure to equity risk in the years prior to the Fund's target date and 10 years thereafter. Each Fund reserves the right to adjust its risk exposure upwards or downwards to meet its investment objective.


As of March 1, 2008, the Dow Jones Target Date Indexes included equity, fixed income and money market securities in the following weights. The weightings of the indexes in equity, fixed income and money market securities shown in the table below represent a percentage breakdown of each corresponding Fund's assets across the Diversified Stock, Diversified Fixed Income and Money Market Portfolios, respectively, as of such date. Each Fund reserves the right to change its percentage allocation in the Diversified Stock Portfolio, Diversified Fixed Income Portfolio and Money Market Portfolio as it deems necessary to meet its investment objective.



                                          EQUITY           FIXED INCOME           MONEY MARKET
                                      SECURITIES           SECURITIES            SECURITIES
 Dow Jones Target Today Index              18%                 55%                     27%
 Dow Jones Target 2010 Index               36%                 60%                     4%
 Dow Jones Target 2015 Index               47%                 49%                     4%
 Dow Jones Target 2020 Index               59%                 37%                     4%
 Dow Jones Target 2025 Index               70%                 26%                     4%
 Dow Jones Target 2030 Index               80%                 16%                     4%
 Dow Jones Target 2035 Index               87%                  9%                     4%
 Dow Jones Target 2040 Index               90%                  6%                     4%
 Dow Jones Target 2045 Index               91%                  5%                     4%
 Dow Jones Target 2050 Index               91%                  5%                     4%


                                                             TARGET DATE FUNDS 7

TARGET TODAY FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

On June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target Today Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]


                        Calendar Year Returns for the Administrator Class/1/
                                        AS OF 12/31 EACH YEAR
 1998       1999       2000       2001        2002        2003       2004       2005       2006       2007
10.14%      4.32%      4.62%      3.54%       -3.73%     11.89%      5.33%      2.65%      5.35%      5.91%



               BEST AND WORST QUARTER
  Best Quarter:            Q2 '03           7.21%
  Worst Quarter:           Q3 '02           -4.36%



          The Fund's year-to-date performance through March 31, 2008, was
          0.79%.


 8 TARGET TODAY FUND

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007                                1 YEAR           5 YEARS          10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                   5.91%            6.18%            4.93%
  Returns After Taxes on Distributions/2/                4.23%            4.98%            3.25%
  Returns After Taxes on Distributions and               3.91%            4.71%            3.29%
  Sale of Fund Shares/2/
 RUSSELL 3000 INDEX3                                     5.14%           13.63%            6.22%
  (reflects no deduction for expenses or
  taxes)
 DOW JONES TARGET TODAY INDEX4                           6.48%            6.82%            6.49%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/5/            6.97%            4.42%            5.97%
  (reflects no deduction for expenses or
  taxes)



1 Administrator Class shares incepted on November 8, 1999. Prior to June 26,
  2006, the WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND was named the Wells Fargo Advantage Outlook Today Fund. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Information on Dow Jones Target Date Indexes" section for further information. You cannot invest directly in an index.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                             TARGET TODAY FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.57%
  Acquired Fund Fees and Expenses                          0.26%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.08%
  Fee Waivers                                              0.23%
  NET EXPENSES/4/                                          0.85%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                     $87
   3 Years                   $321
   5 Years                   $573
  10 Years                 $1,296


 10 TARGET TODAY FUND

TARGET 2010 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

On June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2010 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]


           CALENDAR YEAR RETURNS FOR THE ADMINISTRATOR CLASS/1/
                           AS OF 12/31 EACH YEAR
1998     1999    2000    2001     2002     2003     2004    2005    2006    2007
15.67%   8.91%   0.42%   -0.76%   -8.98%   15.99%   6.90%   3.32%   7.23%   6.94%


             BEST AND WORST QUARTER
  Best Quarter:           Q4 1998         9.99%
  Worst Quarter:          Q3 2002        -8.55%


          The Fund's year-to-date performance through March 31, 2008, was
          -0.57%.


                                                             TARGET 2010 FUND 11

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007                               1 YEAR          5 YEARS          10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                6.94%             7.99%           5.32%
  Returns After Taxes on Distributions/2/             5.36%             6.88%           3.78%
  Returns After Taxes on Distributions and            4.60%             6.35%           3.74%
  Sale of Fund Shares/2/
 RUSSELL 3000 INDEX/3/                                5.14%            13.63%           6.22%
  (reflects no deduction for expenses or
  taxes)
 DOW JONES TARGET 2010 INDEX/4/                       7.73%            10.16%           7.19%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/5/         6.97%             4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)



1 Administrator Class shares incepted on November 8, 1999. Prior to June 26,
  2006, the WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND was named the Wells Fargo Advantage Outlook 2010 Fund. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Information on Dow Jones Target Date Indexes" section for further information. You cannot invest directly in an index.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 12 TARGET 2010 FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.46%
  Acquired Fund Fees and Expenses                          0.36%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.07%
  Fee Waivers                                              0.19%
  NET EXPENSES/4/                                          0.88%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                     $90
   3 Years                   $321
   5 Years                   $572
  10 Years                 $1,289


                                                             TARGET 2010 FUND 13

TARGET 2015 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        3.08%
  Acquired Fund Fees and Expenses                          0.25%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     3.58%
  Fee Waivers                                              2.69%
  NET EXPENSES/4/                                          0.89%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 14 TARGET 2015 FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                      $91
   3 Years                    $847
   5 Years                  $1,625
   10 Years                 $3,667


                                                             TARGET 2015 FUND 15

TARGET 2020 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

On June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2020 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]


             CALENDAR YEAR RETURNS FOR THE ADMINISTRATOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998     1999     2000     2001     2002      2003     2004    2005    2006     2007
19.61%   13.79%   -3.83%   -6.30%   -13.76%   20.01%   8.61%   4.67%   10.94%   7.32%



             BEST AND WORST QUARTER
  Best Quarter:           Q4 '98          14.48%
  Worst Quarter:          Q3 '02         -11.76%



          The Fund's year-to-date performance through March 31, 2008, was
          -4.01%.


           16 TARGET 2020 FUND

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007                               1 YEAR          5 YEARS          10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                7.32%            10.19%           5.56%
  Returns After Taxes on Distributions/2/             5.70%             9.11%           4.10%
  Returns After Taxes on Distributions and            4.96%             8.35%           4.05%
  Sale of Fund Shares/2/
 RUSSELL 3000 INDEX/3/                                5.14%            13.63%           6.22%
  (reflects no deduction for expenses or
  taxes)
 DOW JONES TARGET 2020 INDEX/4/                       8.11%            13.83%           7.91%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/5/         6.97%             4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)



1 Administrator Class shares incepted on November 8, 1999. Prior to June 26,
  2006, the WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND was named the Wells Fargo Advantage Outlook 2020 Fund. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Information on Dow Jones Target Date Indexes" section for further information. You cannot invest directly in an index.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                             TARGET 2020 FUND 17

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.45%
  Acquired Fund Fees and Expenses                          0.39%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.09%
  Fee Waivers                                              0.19%
  NET EXPENSES/4/                                          0.90%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                     $92
   3 Years                   $328
   5 Years                   $582
  10 Years                 $1,312

 18 TARGET 2020 FUND

TARGET 2025 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        3.20%
  Acquired Fund Fees and Expenses                          0.23%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     3.68%
  Fee Waivers                                              2.78%
  NET EXPENSES/4/                                          0.90%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                             TARGET 2025 FUND 19

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                      $92
   3 Years                    $868
   5 Years                  $1,665
   10 Years                 $3,751


 20 TARGET 2025 FUND

TARGET 2030 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

On June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2030 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]


              CALENDAR YEAR RETURNS FOR THE ADMINISTRATOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998     1999     2000     2001     2002      2003     2004     2005    2006     2007
22.40%   16.33%   -5.74%   -9.95%   -16.69%   23.75%   10.27%   5.50%   13.10%   7.61%


             BEST AND WORST QUARTER
  Best Quarter:           Q4 1998        17.93%
  Worst Quarter:          Q3 2002       -13.98%


          The Fund's year-to-date performance through March 31, 2008, was
          -6.76%.


                                                             TARGET 2030 FUND 21

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007                               1 YEAR          5 YEARS          10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                7.61%            11.87%           5.84%
  Returns After Taxes on Distributions/2/             6.06%            10.70%           4.30%
  Returns After Taxes on Distributions and            5.21%             9.84%           4.30%
  Sale of Fund Shares/2/
 RUSSELL 3000 INDEX/3/                                5.14%            13.63%           6.22%
  (reflects no deduction for expenses or
  taxes)
 DOW JONES TARGET 2030 INDEX/4/                       8.43%            16.74%           8.44%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/5/         6.97%             4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)



1 Administrator Class shares incepted on November 8, 1999. Prior to June 26,
  2006, the WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND was named the Wells Fargo Advantage Outlook 2030 Fund. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Information on Dow Jones Target Date Indexes" section for further information. You cannot invest directly in an index.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 22 TARGET 2030 FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.45%
  Acquired Fund Fees and Expenses                          0.41%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.11%
  Fee Waivers                                              0.20%
  NET EXPENSES/4/                                          0.91%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                     $93
   3 Years                   $333
   5 Years                   $592
  10 Years                 $1,334


                                                             TARGET 2030 FUND 23

TARGET 2035 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        4.91%
  Acquired Fund Fees and Expenses                          0.23%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     5.39%
  Fee Waivers                                              4.47%
  NET EXPENSES/4/                                          0.92%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 24 TARGET 2035 FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                      $94
   3 Years                  $1,211
   5 Years                  $2,320
   10 Years                 $5,055


                                                             TARGET 2035 FUND 25

TARGET 2040 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

On June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2040 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]


              CALENDAR YEAR RETURNS FOR THE ADMINISTRATOR CLASS/1/
                              AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004     2005    2006     2007
25.17%   20.97%   -9.69%   -13.52%   -19.77%   27.49%   11.44%   6.41%   14.89%   7.74%


             BEST AND WORST QUARTER
  Best Quarter:           Q4 1998        21.54%
  Worst Quarter:          Q3 2002        -16.08


          The Fund's year-to-date performance through March 31, 2008, was
          -8.19%.


           26 TARGET 2040 FUND

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007                               1 YEAR          5 YEARS          10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                7.74%            13.35%           5.91%
  Returns After Taxes on Distributions/2/             5.92%            12.38%           4.64%
  Returns After Taxes on Distributions and            5.56%            11.27%           4.52%
  Sale of Fund Shares/2/
 RUSSELL 3000 INDEX/3/                                5.14%            13.63%           6.22%
  (reflects no deduction for expenses or
  taxes)
 DOW JONES TARGET 2040 INDEX/4/                       8.48%            17.68%           8.69%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/5/         6.97%             4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)



1 Administrator Class shares incepted on November 8, 1999. Prior to June 26,
  2006, the WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND was named the Wells Fargo Advantage Outlook 2040 Fund. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Information on Dow Jones Target Date Indexes" section for further information. You cannot invest directly in an index.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                             TARGET 2040 FUND 27

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.44%
  Acquired Fund Fees and Expenses                          0.42%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     1.11%
  Fee Waivers                                              0.19%
  NET EXPENSES/4/                                          0.92%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                     $94
   3 Years                   $334
   5 Years                   $593
  10 Years                 $1,335

 28 TARGET 2040 FUND

TARGET 2045 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                       12.88%
  Acquired Fund Fees and Expenses                          0.23%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                    13.36%
  Fee Waivers                                             12.44%
  NET EXPENSES/4/                                          0.92%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                             TARGET 2045 FUND 29

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                      $94
   3 Years                  $2,647
   5 Years                  $4,792
   10 Years                 $8,767


 30 TARGET 2045 FUND

TARGET 2050 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        4.65%
  Acquired Fund Fees and Expenses                          0.23%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     5.13%
  Fee Waivers                                              4.21%
  NET EXPENSES/4/                                          0.92%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                             TARGET FUND 2050 31

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                      $94
   3 Years                  $1,160
   5 Years                  $2,224
   10 Years                 $4,871


 32 TARGET FUND 2050

INFORMATION ON DOW JONES TARGET DATE INDEXES
--------------------------------------------------------------------------------

INDEX PERFORMANCE
While the objective of each Fund is to replicate, before fees and expenses, the total return of its target index, the performance shown for each target index is not the past performance of the corresponding Wells Fargo Advantage Dow Jones Target Date Fund or any other investment. Index performance does not include any fees and expenses associated with investing, including management fees and brokerage costs, and would be lower if it did. Past index performance is no guarantee of future results, either for the index or for any mutual fund. You cannot invest directly in an index.

The Dow Jones Target Date Indexes described in this Prospectus were launched by Dow Jones & Company, Inc. (Dow Jones) on April 1, 2005. This Prospectus contains comparisons, assertions, and conclusions regarding the performance of the Dow Jones Target Date Indexes based on back-testing (I.E., strictly quantitative calculations of how an index might have performed in the past if it had existed, using substantially the same index methodology employed by Dow Jones today). Back-tested performance information is hypothetical and is provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance.


Each Dow Jones Target Date Index is comprised of a set of equity, bond and cash sub-indexes. The equity component is represented by the Dow Jones U.S. Style Indexes (sub-indexes numbers 1 through 6 in the table on the next page), Dow Jones Asia/Pacific Index, Dow Jones Europe/Canada Index and Dow Jones Wilshire Emerging Markets Large-Cap Specialty Index. The bond component is represented by the Lehman Brothers Government Bond, Corporate Bond, Fixed Rate Mortgage Backed Securities and Majors (ex-U.S.) Indexes. Finally, the cash component is represented by the Lehman Brothers 1-3 Month Treasury-Bill Index. Dow Jones created back-tested theoretical history for the Dow Jones Target Date Indexes for the period December 31, 1991, through March 31, 2005, using these sub-indexes.


THE BACK-TESTED PERFORMANCE RESULTS HAVE MANY INHERENT LIMITATIONS. AMONG OTHER THINGS, BACK-TESTED PERFORMANCE DIFFERS FROM ACTUAL PERFORMANCE BECAUSE IT IS ACHIEVED THROUGH THE RETROACTIVE APPLICATION OF DATA THAT IS DESIGNED WITH THE BENEFIT OF HINDSIGHT. RULES USED TO CALCULATE "PRIOR PERFORMANCE" ARE NOT CHANGED. HOWEVER, DOW JONES DOES RESERVE THE RIGHT TO ALTER THE RESULTS AND THE METHODOLOGIES OF THEIR INDEXES, INCLUDING STYLE AND TARGET INDEXES, IN THE FUTURE. IN THE EVENT OF A CHANGE IN METHODOLOGY, IT IS NOT STANDARD PRACTICE TO RECALCULATE OR "RECAST" PAST PERFORMANCE IF THE CONDITIONS, OBJECTIVES AND INVESTMENT STRATEGIES OF THE INDEXES HAVE NOT CHANGED MATERIALLY DURING THE TIME PERIOD PORTRAYED ABOVE.

NEITHER DOW JONES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION THAT THE DOW JONES TARGET DATE INDEXES WILL OR ARE LIKELY TO ACHIEVE PERFORMANCE SIMILAR TO THAT SHOWN USING BACK-TESTED PERFORMANCE INFORMATION. ACTUAL PERFORMANCE OF THE INDEXES MAY BE MATERIALLY LOWER THAN THE BACK-TESTED PERFORMANCE. THERE ARE FREQUENTLY SIGNIFICANT DIFFERENCES BETWEEN HYPOTHETICAL PERFORMANCE RESULTS AND THE ACTUAL RESULTS SUBSEQUENTLY ACHIEVED BY ANY PARTICULAR TRADING OR INVESTMENT STRATEGY. AMONG OTHER THINGS, BACK-TESTED PERFORMANCE RESULTS DO NOT REFLECT THE IMPACT THAT MATERIAL ECONOMIC AND MARKET FACTORS MIGHT HAVE ON THE DECISIONS AN INVESTMENT ADVISER MANAGING AN INVESTMENT STRATEGY BASED ON THE DOW JONES TARGET DATE INDEXES MIGHT MAKE IF THE ADVISER WERE ACTUALLY MANAGING CLIENT ASSETS.

--------------------------------------------------------------------------------
INDEX METHODOLOGY
The Dow Jones Target Date Indexes are a series of Indexes designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time. Each Index is a blend of sub-indexes representing three major asset classes: equity securities, fixed income securities and money market instruments. The allocation of each Index generally becomes more conservative as the Index's time horizon becomes shorter. The Index weightings among the major asset classes are adjusted monthly based on a published set of Index rules. The Indexes with longer time horizons have higher allocations to equity securities, while the Indexes with shorter time horizons replace some of their stock allocations with allocations to fixed income securities and money market instruments.

                                 INFORMATION ON DOW JONES TARGET DATE INDEXES 33

The equity asset class is currently comprised of nine sub-asset classes; the fixed income asset class is currently comprised of four sub-asset classes; the money market asset class is currently comprised of one sub-asset class. Each sub-asset class is represented by an underlying index and is equally weighted with other sub-asset classes within its major asset class. The market risk of each Dow Jones Target Date Index will gradually decline over a period of years by changing its allocation among the three major asset classes and not by excluding any asset classes or sub-asset classes or by changing allocations among sub-asset classes.

The sub-asset classes that currently comprise each major asset class of the Dow Jones Target Date Indexes are detailed in the table below:

                                                                  MAJOR ASSET CLASSES
                       EQUITY COMPONENT                      FIXED INCOME COMPONENT                 MONEY MARKET COMPONENT
                       1. Dow Jones U.S. Large-Cap Growth    1. Lehman Brothers Government          1. Lehman Brothers 1-3 Month
                      Index                                 Bond Index                             Treasury-Bill Index
                       2. Dow Jones U.S. Large-Cap Value     2. Lehman Brothers Corporate
                      Index                                 Bond Index
                       3. Dow Jones U.S. Mid-Cap Growth      3. Lehman Brothers Fixed Rate
                      Index                                 Mortgage Backed Securities Index
                       4. Dow Jones U.S. Mid-Cap Value       4. Lehman Brothers Majors (ex-U.S.)
                      Index                                 Index
                       5. Dow Jones U.S. Small-Cap Growth
                      Index
 SUB-ASSET CLASSES/1/
                       6. Dow Jones U.S. Small-Cap Value
                      Index
                       7. Dow Jones Asia/Pacific Index
                       8. Dow Jones Europe/Canada Index
                       9. Dow Jones Wilshire Emerging
                      Markets Large-Cap Specialty Index

Each Dow Jones Target Date Index will exhibit higher market risk in its early years and lower market risk in the years approaching its target year. At more than 35 years prior to the target year, the Index's targeted risk level is set at 90% of the risk of the global equity market/2/. The major asset classes are rebalanced monthly within the Index to maximize the weighting to the asset class with the highest historical return at the 90% risk level. At 35 years before the target year, each Index will begin to gradually reduce market risk. A new targeted risk level is calculated each month as a function of the current risk of the equity component and the number of months remaining to the Index's target year. The monthly risk reductions continue until the Index reflects 20% of the risk of the global equity market, on December 1 of the year ten years after the Index's target year. Once an Index reaches that date, it always reflects 20% of the risk of the global equity market.

1 Additional information about the sub-indexes comprising the sub-asset classes is available in the Statement of Additional Information.
2 The global equity market is measured by the sub-indexes comprising the equity component of the Dow Jones Target Date Indexes.

 34 INFORMATION ON DOW JONES TARGET DATE INDEXES

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolio(s) in which each Fund invests, are identified in the Funds' description pages and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


ACTIVE TRADING RISK    Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK     When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                       Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                       Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK   Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                       Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.
DERIVATIVES RISK       The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                       For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 35

EMERGING MARKETS RISK          Countries with emerging markets include, but are not limited to, the following: (1) countries included in the MSCI Emerging Markets Index; and (2) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank). Markets in these countries may be under-
                               capitalized, have less developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities:
                               (1) issued by companies with their principal place of business or principal office in an emerging market country; or (2) issued by companies for which the principal securities trading market is an emerging market country. Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk"and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
FOREIGN INVESTMENT RISK        Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
INDEX TRACKING RISK            The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.


 36 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

ISSUER RISK                  The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.
LEVERAGE RISK                Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK               A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 37

SMALLER COMPANY SECURITIES    Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                          liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or may be newer public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
U.S. GOVERNMENT OBLIGATIONS   Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                          be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                              a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                              Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                              agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                              U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                              Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an
                              Underlying Fund that holds securities of the entity will be adversely impacted. U.S.
                              Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.
VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


 38 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                               PORTFOLIO HOLDINGS INFORMATION 39

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended August 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds. For information regarding the sub-advisers that perform day-to-day investment management

 40 ORGANIZATION AND MANAGEMENT OF THE FUNDS activities for the master portfolios in which the Funds invest, see "The Sub-Advisers for the Master Portfolios" under the "Master/Gateway (Reg.
TM)Structure" section.

GLOBAL INDEX ADVISORS, INC. (GIA), located at 29 North Park Square, Suite 201, Marietta, Georgia 30060, is the investment sub-adviser for each Fund. Accordingly, GIA is responsible for the day-to-day investment management activities of the Funds. GIA is a registered investment adviser that, through its relationships with Dow Jones Indexes and State Street Global Advisors, offers a series of collective investment funds, which are investable Dow Jones U.S. Style and Dow Jones Portfolio Index Funds.


Rodney H. Alldredge      Mr. Alldredge is jointly responsible for managing the Funds. Mr. Alldredge co-founded
                         GIA in 1994 and currently serves as co-portfolio manager and Director of Portfolio
                         Operations of GIA. Mr. Alldredge has served as a consulting analyst and asset allocation strategist for both defined benefit and defined contribution retirement plans since
                         1989. Education: B.S., Computer Information Systems, Birmingham Southern College.
George V. Daniels, Jr.   Mr. Daniels is jointly responsible for managing the Funds. Mr. Daniels co-founded GIA in
                         1994 and currently serves as co-portfolio manager and chairman/chief compliance officer of GIA. Mr. Daniels has served as an investment management consultant to both defined benefit and defined contribution retirement plans since 1966. Education: B.S.,
                         Electrical Engineering, Louisiana State University; M.S., Applied Mathematics, University
                         of Florida.
James P. Lauder          Mr. Lauder is jointly responsible for managing the Funds. Mr. Lauder joined GIA in 2002 and currently serves as co-portfolio manager and chief executive officer of GIA. Prior to joining GIA, Mr. Lauder served as president and founder of the Lauder Consulting
                         Group, a bank strategy firm, from 2001 to 2002 and was a manager of corporate strategy at SunTrust Banks, Inc. from 2000 to 2001. Education: B.S., Finance, University of
                         South Alabama; M.B.A., Goizueta Business School, Emory University.


DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the gateway Funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly in a portfolio of securities, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, each Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 41

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


 42 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------



The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


                                                          PRICING FUND SHARES 43

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $10 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

o  Internal Revenue Code Section 529 college savings plan accounts;


o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOSSM);


o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $1 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.

 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------- --------------------------------------
 SHARES DIRECTLY
---------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
---------------------------
                            telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund          o Call Investor Services at
                            account. If the institution does not currently  1-800-222-8222 or have an account, contact your investment
                                                                            o Call 1-800-368-7550 for the
                            representative.
                            -----------------------------------------------
                                                                            automated phone system or
                                                                            o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
                                                                            --------------------------------------
 By Wire                                                                     To buy additional shares, instruct
---------------------------
                             o Complete and sign the Administrator Class
                                                                            your bank or financial institution to
                            account application
                                                                            use the same wire instructions
                            o Call Investor Services at 1-800-222-8222 for
                                                                            shown to the left.
                                                                            --------------------------------------
                            faxing instructions
                            o Use the following wiring instructions:
                            State Street Bank & Trust
                            Boston, MA
                            Bank Routing Number: ABA 011000028
                            Wire Purchase Account: 9905-437-1
                            Attention: WELLS FARGO ADVANTAGE FUNDS
                            (Name of Fund, Account
                            Number and any applicable
                            share class )
                            Account Name: Provide your
                            name as registered on the
                            Fund account
                            -----------------------------------------------

 44 HOW TO BUY SHARES

 INSTITUTIONS PURCHASING
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- --------------------------------------
 SHARES DIRECTLY
----------------------------------------------------------------------------------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
--------------------------                                                -------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
                           ----------------------------------------------
 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                           representative.

-------------------------- ---------------------------------------------- -------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

                                                            HOW TO BUY SHARES 45

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.


 INSTITUTIONS SELLING SHARES DIRECTLY      TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------- ---------------------------------------------------------------------
 By Telephone /                            o To speak with an investor services representative call
 Electronic Funds Transfer (EFT)          1-800-222-8222 or use the automated phone system at
-----------------------------------------
                                          1-800-368-7550.
                                          o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                          market funds, and next day for all other WELLS FARGO ADVANTAGE
                                          FUNDS.
                                          o Transfers made to a Wells Fargo Bank account are made
                                          available sooner than transfers to an unaffiliated institution.
                                          o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                          NOTE: Telephone transactions such as redemption requests
                                          made over the phone generally require only one of the
                                          account owners to call unless you have instructed us
                                          otherwise.
                                          --------------
 By Wire                                   o To arrange for a Federal Funds wire, call 1-800-222-8222.
-----------------------------------------
                                          o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                                          o Redemption proceeds are usually wired to the financial
                                          intermediary the following business day.
                                          ---------------------------------------------------------------------
 By Internet                               Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------------------- ---------------------------------------------------------------------
 In Person                                 Investors are welcome to visit the Investor Center in person to ask
-----------------------------------------
                                          questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                                          53051.
                                          --------------
 Through Your Investment Representative    Contact your investment representative.

----------------------------------------- --------------


GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments

 46 HOW TO SELL SHARES
     coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.


   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

                                                           HOW TO SELL SHARES 47

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).


o An exchange request will be processed on the same business day, provided that both Funds are open at the same time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.


Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds


 48 HOW TO EXCHANGE SHARES

Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


                                                       HOW TO EXCHANGE SHARES 49

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/


 50 ACCOUNT POLICIES
nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 51

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least quarterly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. These reduced rates of tax will expire after December 31, 2010.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to backup withholding taxes.


 52 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------

Each Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.


 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DIVERSIFIED FIXED INCOME       INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of the
 PORTFOLIO                     fixed income portion of the Dow Jones Target Date Indexes.
                               PRINCIPAL INVESTMENT STRATEGIES: The Portfolio invests principally in securities comprising the fixed income portion of the Dow Jones Target Date Indexes. We attempt to achieve a correlation of at least 95% between the performance of the fixed income portion of the Dow Jones Target Date Indexes and the Portfolio's
                               investment results, before expenses. The Portfolio seeks to approximate, before expenses, the total return of the fixed income portion of the Dow Jones Target Date
                               Indexes by investing in the securities that comprise the sub-indexes representing the fixed income asset class. The Portfolio uses an optimization process, which seeks to balance the replication of index performance and security transaction costs.
                               Using a statistical sampling technique, the Portfolio purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, the Portfolio attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 53

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DIVERSIFIED STOCK PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of the equity portion of the Dow Jones Target Date Indexes.
                                  PRINCIPAL INVESTMENT STRATEGIES: The Portfolio invests principally in securities comprising the equity portion of the Dow Jones Target Date Indexes. We attempt to achieve a correlation of at least 95% between the performance of the equity portion of the Dow Jones Target Date Indexes and the Portfolio's investment results, before expenses. The Portfolio seeks to approximate, before expenses, the total return of the equity portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the equity asset class. The
                                  Portfolio uses an optimization process, which seeks to balance the replication of index performance and security transaction costs. Using a statistical sampling technique, the Portfolio purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, the Portfolio attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
 MONEY MARKET PORTFOLIO            INVESTMENT OBJECTIVE: The Portfolio seeks current income while preserving capital and liquidity.
                                  PRINCIPAL INVESTMENT STRATEGIES: We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-
                                  backed securities, commercial paper, corporate bonds and repurchase agreements.
                                  These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar denominated obligations of U.S. banks. Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.


 54 MASTER/GATEWAY(Reg. TM) STRUCTURE

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.

SSGA FUNDS MANAGEMENT, INC. (SSgA FM), located at One Lincoln Street, Boston MA 02110, is the investment sub-adviser for the Diversified Fixed Income Portfolio and Diversified Stock Portfolio, master portfolios in which the gateway Funds invest a portion of their assets. In this capacity, SSgA FM is responsible for the day-to-day investment management activities of the Portfolios. SSgA FM is a registered investment adviser and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM, State Street, and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation.
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Money Market Portfolio in which the Funds invest a portion of their assets. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Portfolio. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 55

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


 56 FINANCIAL HIGHLIGHTS

TARGET TODAY FUND

ADMINISTRATOR CLASS/7/ SHARES - COMMENCED ON NOVEMBER 8, 1999

For a share outstanding throughout each period


                                     FEB. 29,      FEB. 28,      FEB. 28,      FEB. 28,      FEB. 29,
 FOR THE PERIOD ENDED:                2008          2007          2006          2005          2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $10.25        $10.45        $10.37        $10.33         $9.10
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                            0.38/6/       0.37/6/          0.23          0.21          0.19
  Net realized and
   unrealized gain (loss)
   on investments                       0.16          0.16          0.23          0.06          1.23
                                   ---------     ---------      --------      --------       -------
  Total from investment
   operations                           0.54          0.53          0.46          0.27          1.42
                                   ---------     ---------      --------      --------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.39)        (0.34)        (0.23)        (0.20)        (0.19)
  Distributions from net
   realized capital gain               (0.11)        (0.39)        (0.15)        (0.03)         0.00
  Return of capital                     0.00          0.00          0.00          0.00          0.00
                                   ---------     ---------      --------      --------       -------
  Total distributions                  (0.50)        (0.73)        (0.38)        (0.23)        (0.19)
                                   ---------     ---------      --------      --------       -------
 NET ASSET VALUE, END OF
PERIOD                                $10.29        $10.25        $10.45        $10.37        $10.33
                                   =========     =========      ========      ========      ========
 TOTAL RETURN/1/                        5.39%         5.17%         4.55%         2.60%        15.73%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $48,453       $16,728       $14,042       $12,989       $12,410
  Ratio of net investment
   income (loss) to
   average net assets/2/                3.71%         3.52%         2.26%         2.04%         1.89%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/             1.08%         1.10%         1.18%         1.01%         1.03%
  Waived fees and
   reimbursed expenses/2/              (0.23)%       (0.22)%       (0.23)%       (0.04)%       (0.06)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/             0.85%         0.88%         0.95%         0.97%         0.97%
  Portfolio turnover rate/4,5/            51%          143%           36%          106%           33%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.
7 Formerly named the Institutional Class.

                                                         FINANCIAL HIGHLIGHTS 57

TARGET 2010 FUND

ADMINISTRATOR CLASS/7/ SHARES - COMMENCED ON NOVEMBER 8, 1999

For a share outstanding throughout each period


                                     FEB. 29,       FEB. 28,      FEB. 28,      FEB. 28,      FEB. 29,
 FOR THE PERIOD ENDED:                2008           2007          2006          2005          2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $12.79         $13.01        $12.57        $12.32        $10.33
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                            0.42/6/        0.40/6/          0.26          0.22          0.19
  Net realized and
   unrealized gain (loss)
   on investments                       0.20           0.45          0.46          0.24          1.99
                                   ---------      ---------      --------      --------      --------
  Total from investment
   operations                           0.62           0.85          0.72          0.46          2.18
                                   ---------      ---------      --------      --------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.43)         (0.36)        (0.25)        (0.21)        (0.19)
  Distributions from net
   realized capital gain               (0.16)         (0.71)        (0.03)         0.00          0.00
  Return of capital                     0.00           0.00          0.00          0.00          0.00
                                   ---------      ---------      --------      --------      --------
  Total distributions                  (0.59)         (1.07)        (0.28)        (0.21)        (0.19)
                                   ---------      ---------      --------      --------      --------
 NET ASSET VALUE, END OF
PERIOD                                $12.82         $12.79        $13.01        $12.57        $12.32
                                   =========      =========      ========      ========      ========
 TOTAL RETURN/1/                        4.95%          6.75%         5.76%         3.81%        21.33%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $138,418       $99,261       $87,473       $68,055       $63,530
  Ratio of net investment
   income (loss) to
   average net assets/2/                3.26%          3.09%         2.02%         1.82%         1.66%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/             1.07%          1.09%         1.14%         0.97%         1.00%
  Waived fees and
   reimbursed expenses/2/              (0.19)%        (0.19)%       (0.19)%        0.00%        (0.04)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/             0.88%          0.90%         0.95%         0.97%         0.96%
  Portfolio turnover rate/4,5/            61%           152%           38%           81%           31%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 Calculated based upon average shares outstanding.
7 Formerly named the Institutional Class.


 58 FINANCIAL HIGHLIGHTS

TARGET 2015 FUND
ADMINISTRATOR CLASS/7/ SHARES - COMMENCED ON JUNE 29, 2007
For a share outstanding throughout each period



                                                               FEB. 29,
 FOR THE PERIOD ENDED:                                   2008/8/
 NET ASSET VALUE, BEGINNING OF PERIOD                           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.20/6/
  Net realized and unrealized gain (loss)
   on investments                                                (0.11)
                                                   -------------------
  Total from investment operations                                0.09
                                                   -------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                        (0.05)
  Distributions from net realized capital
   gain                                                           0.00
  Return of capital                                               0.00
                                                   -------------------
  Total distributions                                            (0.05)
                                                   -------------------
 NET ASSET VALUE, END OF PERIOD                                 $10.04
                                                   ===================
 TOTAL RETURN/1/                                                  0.88%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $9,354
  Ratio of net investment income (loss) to
   average net assets/2/                                          2.90%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                                  3.58%
  Waived fees and reimbursed expenses/2/                         (3.02)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                                  0.56%
  Portfolio turnover rate/4,5/                                      54%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.

7 Formerly named the Institutional Class.
8 For the period from June 29, 2007 (commencement of Class) to February 29,
  2008.


                                                         FINANCIAL HIGHLIGHTS 59

TARGET 2020 FUND

ADMINISTRATOR CLASS/7/ SHARES - COMMENCED ON NOVEMBER 8, 1999

For a share outstanding throughout each period


                                     FEB. 29,       FEB. 28,       FEB. 28,       FEB. 28,       FEB. 29,
 FOR THE PERIOD ENDED:                2008           2007           2006           2005           2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $14.39         $14.40         $13.58         $13.10         $10.47
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                            0.36/6/        0.33/6/           0.23           0.22           0.18
  Net realized and
   unrealized gain (loss)
   on investments                      (0.06)          1.04           0.82           0.45           2.62
                                   ---------      ---------       --------       --------       --------
  Total from investment
   operations                           0.30           1.37           1.05           0.67           2.80
                                   ---------      ---------       --------       --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.36)         (0.31)         (0.23)         (0.19)         (0.17)
  Distributions from net
   realized capital gain               (0.37)         (1.07)          0.00           0.00           0.00
  Return of capital                     0.00           0.00           0.00           0.00           0.00
                                   ---------      ---------       --------       --------       --------
  Total distributions                  (0.73)         (1.38)         (0.23)         (0.19)         (0.17)
                                   ---------      ---------       --------       --------       --------
 NET ASSET VALUE, END OF
PERIOD                                $13.96         $14.39         $14.40         $13.58         $13.10
                                   =========      =========       ========       ========       ========
 TOTAL RETURN/1/                        1.96%          9.77%          7.83%          5.17%         26.96%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $234,169       $176,133       $148,494       $131,133       $116,214
  Ratio of net investment
   income (loss) to
   average net assets/2/                2.44%          2.28%          1.69%          1.61%          1.48%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/             1.09%          1.10%          1.12%          0.98%          0.99%
  Waived fees and
   reimbursed expenses/2/              (0.19)%        (0.18)%        (0.17)%        (0.01)%        (0.03)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/             0.90%          0.92%          0.95%          0.97%          0.96%
  Portfolio turnover rate/4,5/            48%           135%            30%            60%            31%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 Calculated based upon average shares outstanding.
7 Formerly named the Institutional Class.


 60 FINANCIAL HIGHLIGHTS

TARGET 2025 FUND
ADMINISTRATOR CLASS/7/ SHARES - COMMENCED ON JUNE 29, 2007
For a share outstanding throughout each period



                                                               FEB. 29,
 FOR THE PERIOD ENDED:                                   2008/8/
 NET ASSET VALUE, BEGINNING OF PERIOD                           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.14/6/
  Net realized and unrealized gain (loss)
   on investments                                                (0.57)
                                                   -------------------
  Total from investment operations                               (0.43)
                                                   -------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                        (0.04)
  Distributions from net realized capital
   gain                                                           0.00
  Return of capital                                               0.00
                                                   -------------------
  Total distributions                                            (0.04)
                                                   -------------------
 NET ASSET VALUE, END OF PERIOD                                  $9.53
                                                   ===================
 TOTAL RETURN/1/                                                 (4.30)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $7,206
  Ratio of net investment income (loss) to
   average net assets/2/                                          2.13%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                                  3.68%
  Waived fees and reimbursed expenses/2/                         (3.17)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                                  0.51%
  Portfolio turnover rate/4,5/                                      42%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.

7 Formerly named the Institutional Class.
8 For the period from June 29, 2007 (commencement of Class) to February 29,
  2008.


                                                         FINANCIAL HIGHLIGHTS 61

TARGET 2030 FUND

ADMINISTRATOR CLASS/7/ SHARES - COMMENCED ON NOVEMBER 8, 1999

For a share outstanding throughout each period


                                       FEB. 29,        FEB. 28,       FEB. 28,      FEB. 28,      FEB. 29,
 FOR THE PERIOD ENDED:                  2008            2007           2006          2005          2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                               $15.31          $15.18         $14.33        $13.65        $10.57
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                              0.28/6/         0.25/6/        0.20/6/          0.21          0.18
  Net realized and
   unrealized gain (loss)
   on investments                        (0.32)           1.45           1.08          0.66          3.19
                                     ---------       ---------      ---------      --------      --------
  Total from investment
   operations                            (0.04)           1.70           1.28          0.87          3.37
                                     ---------       ---------      ---------      --------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.28)          (0.25)         (0.20)        (0.19)        (0.17)
  Distributions from net
   realized capital gain                 (0.49)          (1.32)         (0.23)         0.00         (0.12)
  Return of capital                       0.00            0.00           0.00          0.00          0.00
                                     ---------       ---------      ---------      --------      --------
  Total distributions                    (0.77)          (1.57)         (0.43)        (0.19)        (0.29)
                                     ---------       ---------      ---------      --------      --------
 NET ASSET VALUE, END OF
PERIOD                                  $14.50          $15.31         $15.18        $14.33        $13.65
                                     =========       =========      =========      ========      ========
 TOTAL RETURN/1/                         (0.53)%         11.50%          9.03%         6.42%        32.13%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $162,897        $110,742       $81,874       $65,968       $56,586
  Ratio of net investment
   income (loss) to
   average net assets/2/                  1.79%           1.61%          1.37%         1.47%         1.46%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/               1.11%           1.13%          1.14%         0.98%         1.00%
  Waived fees and
   reimbursed expenses/2/                (0.20)%         (0.20)%        (0.19)%       (0.02)%       (0.04)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/               0.91%           0.93%          0.95%         0.96%         0.96%
  Portfolio turnover rate/4,5/              36%            109%            24%           48%           27%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 Calculated based upon average shares outstanding.
7 Formerly named the Institutional Class.


 62 FINANCIAL HIGHLIGHTS

TARGET 2035 FUND
ADMINISTRATOR CLASS/7/ SHARES - COMMENCED ON JUNE 29, 2007
For a share outstanding throughout each period



                                                               FEB. 29,
 FOR THE PERIOD ENDED:                                   2008/8/
 NET ASSET VALUE, BEGINNING OF PERIOD                           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.10/6/
  Net realized and unrealized gain (loss)
   on investments                                                (0.85)
                                                   -------------------
  Total from investment operations                               (0.75)
                                                   -------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                        (0.01)
  Distributions from net realized capital
   gain                                                           0.00
  Return of capital                                               0.00
                                                   -------------------
  Total distributions                                            (0.01)
                                                   -------------------
 NET ASSET VALUE, END OF PERIOD                                  $9.24
                                                   ===================
 TOTAL RETURN/1/                                                 (7.52)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $3,524
  Ratio of net investment income (loss) to
   average net assets/2/                                          1.58%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                                  5.39%
  Waived fees and reimbursed expenses/2/                         (4.86)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                                  0.53%
  Portfolio turnover rate/4,5/                                      33%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.

7 Formerly named the Institutional Class.
8 For the period from June 29, 2007 (commencement of Class) to February 29,
  2008.


                                                         FINANCIAL HIGHLIGHTS 63

TARGET 2040 FUND

ADMINISTRATOR CLASS/7/ SHARES - COMMENCED ON NOVEMBER 8, 1999

For a share outstanding throughout each period


                                       FEB. 29,        FEB. 28,      FEB. 28,      FEB. 28,      FEB. 29,
 FOR THE PERIOD ENDED:                  2008            2007          2006          2005          2004
 NET ASSET VALUE, BEGINNING
OF PERIOD                               $17.67          $16.91        $15.48        $14.59        $10.77
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                              0.27/6/         0.22/6/       0.19/6/       0.19/6/       0.16/6/
  Net realized and
   unrealized gain (loss)
   on investments                        (0.49)           1.88          1.43          0.88          3.81
                                     ---------       ---------     ---------     ---------     ---------
  Total from investment
   operations                            (0.22)           2.10          1.62          1.07          3.97
                                     ---------       ---------     ---------     ---------     ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.27)          (0.23)        (0.19)        (0.18)        (0.15)
  Distributions from net
   realized capital gain                 (0.89)          (1.11)         0.00          0.00          0.00
  Return of capital                       0.00            0.00          0.00          0.00          0.00
                                     ---------       ---------     ---------     ---------     ---------
  Total distributions                    (1.16)          (1.34)        (0.19)        (0.18)        (0.15)
                                     ---------       ---------     ---------     ---------     ---------
 NET ASSET VALUE, END OF
PERIOD                                  $16.29          $17.67        $16.91        $15.48        $14.59
                                     =========       =========     =========     =========     =========
 TOTAL RETURN/1/                         (1.69)%         12.67%        10.55%         7.35%        37.06%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $117,859        $90,981       $52,239       $42,700       $33,396
  Ratio of net investment
   income (loss) to
   average net assets/2/                  1.49%           1.26%         1.22%         1.31%         1.29%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/               1.11%           1.12%         1.08%         0.95%         1.01%
  Waived fees and
   reimbursed expenses/2/                (0.19)%         (0.19)%       (0.13)%        0.00%        (0.05)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,3/               0.92%           0.93%         0.95%         0.95%         0.96%
  Portfolio turnover rate/4,5/              31%            100%           11%           29%           18%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 Calculated based upon average shares outstanding.
7 Formerly named the Institutional Class.


 64 FINANCIAL HIGHLIGHTS

TARGET 2045 FUND
ADMINISTRATOR CLASS/7/ SHARES - COMMENCED ON JUNE 29, 2007
For a share outstanding throughout each period



                                                                FEB. 29,
 FOR THE PERIOD ENDED:                                    2008/8/
 NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  0.09/6/
  Net realized and unrealized gain (loss)
   on investments                                                 (0.91)
                                                    -------------------
  Total from investment operations                                (0.82)
                                                    -------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                          0.00
  Distributions from net realized capital
   gain                                                            0.00
  Return of capital                                                0.00
                                                    -------------------
  Total distributions                                              0.00
                                                    -------------------
 NET ASSET VALUE, END OF PERIOD                                   $9.18
                                                    ===================
 TOTAL RETURN/1/                                                  (8.20)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                 $948
  Ratio of net investment income (loss) to
   average net assets/2/                                           1.45%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                                  13.36%
  Waived fees and reimbursed expenses/2/                         (12.80)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                                   0.56%
  Portfolio turnover rate/4,5/                                       30%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.


5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.

7 Formerly named the Institutional Class.
8 For the period from June 29, 2007 (commencement of Class) to February 29,
  2008.


                                                         FINANCIAL HIGHLIGHTS 65

TARGET 2050 FUND
ADMINISTRATOR CLASS/7/ SHARES - COMMENCED ON JUNE 29, 2007
For a share outstanding throughout each period



                                                               FEB. 29,
 FOR THE PERIOD ENDED:                                   2008/8/
 NET ASSET VALUE, BEGINNING OF PERIOD                           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.08/6/
  Net realized and unrealized gain (loss)
   on investments                                                (0.92)
                                                   -------------------
  Total from investment operations                               (0.84)
                                                   -------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                        (0.02)
  Distributions from net realized capital
   gain                                                           0.00
  Return of capital                                               0.00
                                                   -------------------
  Total distributions                                            (0.02)
                                                   -------------------
 NET ASSET VALUE, END OF PERIOD                                  $9.14
                                                   ===================
 TOTAL RETURN/1/                                                 (8.37)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $5,420
  Ratio of net investment income (loss) to
   average net assets/2/                                          1.18%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                                  5.13%
  Waived fees and reimbursed expenses/2/                         (4.26)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                                  0.87%
  Portfolio turnover rate/4,5/                                      30%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 Calculated based upon average shares outstanding.
7 Formerly named the Institutional Class.
8 For the period from June 29, 2007 (commencement of Class) to February 29,
  2008.


 66 FINANCIAL HIGHLIGHTS

The Funds are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Dow Jones' only relationship to the Licensee is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Target Date Indexes/SM/, which is determined, composed and calculated by Dow Jones without regard to Global Index Advisors, Inc., Wells Fargo Funds Management, LLC, or the Funds. Dow Jones has no obligation to take the needs of Global Index Advisors, Inc., Wells Fargo Funds Management, LLC or the owners of the Funds into consideration in determining, composing or calculating the Dow Jones Target Date Indexes/SM/. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Funds.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES TARGET DATE INDEXES/SM/, OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY GLOBAL INDEX ADVISORS, INC., WELLS FARGO FUNDS MANAGEMENT, LLC, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES TARGET DATE INDEXES/SM/, OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES TARGET DATE INDEXES/SM/, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND GLOBAL INDEX ADVISORS, INC., OR WELLS FARGO FUNDS MANAGEMENT, LLC.

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                             078TDAM/P603 (7-08)
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                  JULY 1, 2008


                                   Prospectus

                                 Investor Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - DOW JONES TARGET DATE FUNDS

Target Today Fund

Target 2010 Fund

Target 2015 Fund

Target 2020 Fund

Target 2025 Fund

Target 2030 Fund

Target 2035 Fund

Target 2040 Fund

Target 2045 Fund

Target 2050 Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS

INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information                                3
Target Date Funds                                   4
Information on Dow Jones Target Date Indexes       33
Description of Principal Investment Risks          35
Portfolio Holdings Information                     39


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds       40
About Wells Fargo Funds Trust                  40
The Investment Adviser                         40
The Sub-Adviser and Portfolio Managers         40
Dormant Investment Advisory Arrangements       41
Dormant Multi-Manager Arrangement              41


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



Compensation to Dealers and Shareholder       42
   Servicing Agents
Pricing Fund Shares                           43
How to Open an Account                        44
How to Buy Shares                             45
How to Sell Shares                            47
How to Exchange Shares                        50
Account Policies                              52


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                    54
Taxes                                            55
Master/Gateway (Reg. TM) Structure               56
Financial Highlights                             59
For More Information                     Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

"Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Global Index Advisors, Inc. and Wells Fargo Funds Management, LLC. The WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).


Throughout this Prospectus, the WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND/SM/ is referred to as the Target Today Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND/SM/ is referred to as the Target 2010 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND/SM/ is referred to as the Target 2015 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND/SM/ is referred to as the Target 2020 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND/SM/ is referred to as the Target 2025 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND/SM/ is referred to as the Target 2030 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND/SM/ is referred to as the Target 2035 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND/SM/ is referred to as the Target 2040 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND/SM/ is referred to as the Target 2045 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND/SM/ is referred to as the Target 2050 Fund; and collectively the Funds are referred to as the Target Date Funds.


The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

This section lists the principal risk factors for each Fund and indirectly, the principal risk factors for the master portfolios in which each Fund invests. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.


--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATIONS
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM) STRUCTURE
The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

TARGET DATE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Global Index Advisors, Inc.

PORTFOLIO MANAGERS
Rodney H. Alldredge
George V. Daniels, Jr.
James P. Lauder

TARGET TODAY FUND
Inception:3/1/1994
Ticker: WFBTX

TARGET 2010 FUND
Inception:3/1/1994
Ticker: WFCTX

TARGET 2015 FUND
Inception:6/29/2007
Ticker:WFQEX

TARGET 2020 FUND
Inception:3/1/1994
Ticker: WFDTX

TARGET 2025 FUND
Inception:6/29/2007
Ticker:WFGYX

TARGET 2030 FUND
Inception:3/1/1994
Ticker: WFETX

TARGET 2035 FUND
Inception:6/29/2007
Ticker:WFQTX

TARGET 2040 FUND
Inception:3/1/1994
Ticker: WFFTX

TARGET 2045 FUND
Inception:6/29/2007
Ticker:WFQSX

TARGET 2050 FUND
Inception:6/29/2007
Ticker:WFQGX

INVESTMENT OBJECTIVE
Each Fund's objective is to approximate, before fees and expenses, the total return of the appropriate Dow Jones Target Date Index. Specifically:

o The Target Today Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target Today Index/SM/.

o The Target 2010 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2010 Index/SM/.

o The Target 2015 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2015 Index/SM/.

o The Target 2020 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2020 Index/SM/.

o The Target 2025 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2025 Index/SM/.

o The Target 2030 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2030 Index/SM/.

o The Target 2035 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2035 Index/SM/.

o The Target 2040 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2040 Index/SM/.

o The Target 2045 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2045 Index/SM/.

o The Target 2050 Fund seeks to approximate, before fees and expenses, the total return of the Dow Jones Target 2050 Index/SM/.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of each Fund's total assets in equity, fixed income and money market securities designed to approximate the holdings and weightings of the securities in the appropriate Dow Jones Target Date Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
Each Fund is a gateway fund that invests in various master portfolios which in turn invest in a combination of equity, fixed income and money market securities using an asset allocation strategy designed to replicate, before fees and expenses, the total return of a Dow Jones Target Date Index that has the same target year as the Fund. Similar to the methodology of the Dow Jones Target Date Indexes, each Fund's investment strategy focuses on reducing the Fund's potential risk exposure over time by allocating the Funds' assets among these major asset classes: equity, fixed income and money market instruments. Funds with longer time horizons generally allocate more of their assets to equity securities to pursue capital appreciation over the long term. Funds with shorter time horizons replace some of their equity holdings with fixed income and money market holdings to reduce risk and price volatility. Each Fund's asset allocation among the three major asset classes generally becomes more conservative as the Fund's target year approaches.

 4 TARGET DATE FUNDS

Each Fund's target year serves as a guide to the relative risk exposure of the Fund. For instance, the Target 2050 Fund has the most aggressive asset allocation and the Target Today Fund has the most conservative asset allocation. If you have a low risk tolerance, you may not wish to invest in the Target 2050 Fund, even if your expected retirement date is in the year 2050. Conversely, you may feel comfortable choosing a more aggressive Fund for a near-term investment goal if you have a higher risk tolerance.

Currently, the master portfolios in which the Funds invest are the Wells Fargo Advantage Diversified Stock Portfolio, the Wells Fargo Advantage Diversified Fixed Income Portfolio, and the Wells Fargo Advantage Money Market Portfolio. The Diversified Stock Portfolio seeks to approximate, before fees and expenses, the total return of the equity portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the equity asset class. The Diversified Fixed Income Portfolio seeks to approximate, before fees and expenses, the total return of the fixed income portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the fixed income asset class. The Diversified Stock Portfolio and the Diversified Fixed Income Portfolio use an optimization process, which seeks to balance the replication of index performance and security transaction costs. Using a statistical sampling technique, each of these master portfolios purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, each of these master portfolios attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs.


The Funds invest in the Money Market Portfolio to represent the cash component of the Dow Jones Target Date Indexes. The Money Market Portfolio invests in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt securities and repurchase agreements. Unlike the cash component of the Dow Jones Target Date Indexes, the Money Market Portfolio does not seek to replicate the Lehman Brothers 1-3 Month Treasury-Bill Index. This could result in potential tracking error between the performances of the Funds and the Dow Jones Target Date Indexes.


Although they do not currently intend to do so, the Funds reserve the right to invest in more or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
Each Fund is primarily subject to the risks mentioned below to the extent that each Fund is exposed to these risks depending on its asset allocation and target year:


   o Active Trading Risk

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Emerging Markets Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Index Tracking Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o U.S. Government Obligations Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in a Fund and could adversely affect a Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                             TARGET DATE FUNDS 5

--------------------------------------------------------------------------------
RISK TOLERANCE
Two general rules of investing have shaped the Funds' strategies:

(1) Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment's potential return, the greater its potential for loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds; and

(2) Generally, the longer an investor's time horizon, the greater the capacity or ability to withstand market volatility because there is more time to recoup any losses that might be incurred.

As illustrated by the line graph below, the Funds with longer time horizons are subject to more risk. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its target year, and its investors have less time to recover from market declines, the Fund reduces its amount of risk exposure. This reduction in risk exposure should help secure the value of your investment as the time nears for you to begin drawing on it. The graph shows the relative amount of potential risk that each Fund is expected to assume given its time horizon.

[GRAPHIC APPEARS HERE]


                    Percentage of Potential Risk   Years Until    Years After
                    of the Equity Market           Target Date    Target Date
Target 2050 Fund    90                             45
Target 2045 Fund    90                             40
Target 2040 Fund    90                             35
Target 2035 Fund    88                             30
Target 2030 Fund    80                             25
Target 2025 Fund    70                             20
Target 2020 Fund    60                             15
Target 2015 Fund    49                             10
Target 2010 Fund    38                             5
Target Today Fund   20                                            10


--------------------------------------------------------------------------------
AFTER A FUND REACHES ITS TARGET YEAR

As illustrated above, by the time a Fund reaches its target year, its risk level will approach 28% of the risk of the global equity market. A Fund will not reach its lowest risk level of 20% of the risk of the global equity market until ten years past the Fund's target date. During the ten-year period after the Fund's target date, the Fund will increasingly resemble the Target Today Fund. At the end of the 10-year period, we will likely combine the Fund with the Target Today Fund.


 6 TARGET DATE FUNDS

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATIONS
Each Fund's asset allocation is determined using the index methodology described in the "Information on Dow Jones Target Date Indexes" section, which results in a systematic reduction in potential equity risk exposure over time as illustrated in the line graph above. This methodology provides you with higher exposure to equity risk in the early years of investing and lower exposure to equity risk in the years prior to the Fund's target date and 10 years thereafter. Each Fund reserves the right to adjust its risk exposure upwards or downwards to meet its investment objective.


As of March 1, 2008, the Dow Jones Target Date Indexes included equity, fixed income and money market securities in the following weights. The weightings of the indexes in equity, fixed income and money market securities shown in the table below represent a percentage breakdown of each corresponding Fund's assets across the Diversified Stock, Diversified Fixed Income and Money Market Portfolios, respectively, as of such date. Each Fund reserves the right to change its percentage allocation in the Diversified Stock Portfolio, Diversified Fixed Income Portfolio and Money Market Portfolio as it deems necessary to meet its investment objective.



                                          EQUITY           FIXED INCOME           MONEY MARKET
                                      SECURITIES           SECURITIES            SECURITIES
 Dow Jones Target Today Index              18%                 55%                     27%
 Dow Jones Target 2010 Index               36%                 60%                     4%
 Dow Jones Target 2015 Index               47%                 49%                     4%
 Dow Jones Target 2020 Index               59%                 37%                     4%
 Dow Jones Target 2025 Index               70%                 26%                     4%
 Dow Jones Target 2030 Index               80%                 16%                     4%
 Dow Jones Target 2035 Index               87%                  9%                     4%
 Dow Jones Target 2040 Index               90%                  6%                     4%
 Dow Jones Target 2045 Index               91%                  5%                     4%
 Dow Jones Target 2050 Index               91%                  5%                     4%


                                                             TARGET DATE FUNDS 7

TARGET TODAY FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

On June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target Today Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]


                           CALENDAR YEAR RETURNS FOR THE INVESTOR CLASS/1/
                                        AS OF 12/31 EACH YEAR
 1998       1999       2000       2001        2002        2003       2004       2005       2006       2007
10.14%      4.32%      4.62%      3.54%       -3.73%     11.89%      5.33%      2.65%      5.32%      5.83%



               BEST AND WORST QUARTER
  Best Quarter:            Q2 '03           7.21%
  Worst Quarter:           Q3 '02           -4.36%



          The Fund's year-to-date performance through March 31, 2008, was
          0.79%.


           8 TARGET TODAY FUND

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007                                1 YEAR           5 YEARS          10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes                                   5.83%            6.16%            4.91%
  Returns After Taxes on Distributions/2/                4.14%            4.96%            3.24%
  Returns After Taxes on Distributions and               3.86%            4.69%            3.28%
  Sale of Fund Shares/2/
 RUSSELL 3000 INDEX/3/                                   5.14%           13.63%            6.22%
  (reflects no deduction for expenses or
  taxes)
 DOW JONES TARGET TODAY INDEX/4/                         6.48%            6.82%            6.49%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/5/            6.97%            4.42%            5.97%
  (reflects no deduction for expenses or
  taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Investor Class shares incepted on January 31, 2007. Performance shown prior to the inception of the Investor Class shares reflects the performance of the Administrator Class shares, adjusted to reflect Investor Class expenses (except during those periods in which expenses of the Investor Class would have been lower than those of the Administrator Class no such adjustment is reflected).

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Information on Dow Jones Target Date Indexes" section for further information. You cannot invest directly in an index.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                             TARGET TODAY FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.87%
  Acquired Fund Fees and Expenses                          0.26%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES/4/                  1.38%
  Fee Waivers                                              0.47%
  NET EXPENSES/5/                                          0.91%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 Expenses haven been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.


5 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                     $93
   3 Years                   $391
   5 Years                   $710
  10 Years                 $1,617


 10 TARGET TODAY FUND

TARGET 2010 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

On June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2010 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]


              CALENDAR YEAR RETURNS FOR THE INVESTOR CLASS/1/
                           AS OF 12/31 EACH YEAR
1998     1999    2000    2001     2002     2003     2004    2005    2006    2007
15.67%   8.91%   0.42%   -0.76%   -8.98%   15.99%   6.90%   3.32%   7.19%   6.79%



              BEST AND WORST QUARTER
  Best Quarter:            Q4 '98           9.99%
  Worst Quarter:           Q3 '02          -8.55%



          The Fund's year-to-date performance through March 31, 2008, was
          -0.57%.


                                                             TARGET 2010 FUND 11

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007                               1 YEAR          5 YEARS          10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes                                6.79%             7.96%           5.30%
  Returns After Taxes on Distributions/2/             5.20%             6.84%           3.76%
  Returns After Taxes on Distributions and            4.50%             6.32%           3.73%
  Sale of Fund Shares/2/
 RUSSELL 3000 INDEX/3/                                5.14%            13.63%           6.22%
  (reflects no deduction for expenses or
  taxes)
 DOW JONES TARGET 2010 INDEX/4/                       7.73%            10.16%           7.19%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/5/         6.97%             4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Investor Class shares incepted on January 31, 2007. Performance shown prior to the inception of the Investor Class shares reflects the performance of the Administrator Class shares, adjusted to reflect Investor Class expenses (except during those periods in which expenses of the Investor Class would have been lower than those of the Administrator Class no such adjustment is reflected).

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

3 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Information on Dow Jones Target Date Indexes" section for further information. You cannot invest directly in an index.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 12 TARGET 2010 FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.76%
  Acquired Fund Fees and Expenses                          0.36%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES/4/                  1.37%
  Fee Waivers                                              0.43%
  NET EXPENSES/5/                                          0.94%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 Expenses haven been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.


5 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                     $96
   3 Years                   $391
   5 Years                   $709
  10 Years                 $1,609


                                                             TARGET 2010 FUND 13

TARGET 2015 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        3.27%
  Acquired Fund Fees and Expenses                          0.25%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     3.77%
  Fee Waivers                                              2.82%
  NET EXPENSES/4/                                          0.95%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 14 TARGET 2015 FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                      $97
   3 Years                    $891
   5 Years                  $1,705
   10 Years                 $3,829


                                                             TARGET 2015 FUND 15

TARGET 2020 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

On June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2020 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]


                CALENDAR YEAR RETURNS FOR THE INVESTOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998     1999     2000     2001     2002      2003     2004    2005    2006     2007
19.61%   13.79%   -3.83%   -6.30%   -13.76%   20.01%   8.61%   4.66%   10.90%   7.34%



             BEST AND WORST QUARTER
  Best Quarter:           Q4 '98          14.48%
  Worst Quarter:          Q3 '02         -11.76%



          The Fund's year-to-date performance through March 31, 2008, was
          -4.01%.


 16 TARGET 2020 FUND

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007                               1 YEAR          5 YEARS          10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes                                7.34%            10.18%           5.56%
  Returns After Taxes on Distributions/2/             5.71%             9.10%           4.09%
  Returns After Taxes on Distributions and            4.97%             8.35%           4.04%
  Sale of Fund Shares/2/
 RUSSELL 3000 INDEX/3/                                5.14%            13.63%           6.22%
  (reflects no deduction for expenses or
  taxes)
 DOW JONES TARGET 2020 INDEX/4/                       8.11%            13.83%           7.91%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/5/         6.97%             4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Investor Class shares incepted on January 31, 2007. Performance shown prior to the inception of the Investor Class shares reflects the performance of the Administrator Class shares, adjusted to reflect Investor Class expenses (except during those periods in which expenses of the Investor Class would have been lower than those of the Administrator Class no such adjustment is reflected).

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Information on Dow Jones Target Date Indexes" section for further information. You cannot invest directly in an index.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                             TARGET 2020 FUND 17

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.75%
  Acquired Fund Fees and Expenses                          0.39%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES/4/                  1.39%
  Fee Waivers                                              0.43%
  NET EXPENSES/5/                                          0.96%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 Expenses haven been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.


5 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                     $98
   3 Years                   $398
   5 Years                   $720
  10 Years                 $1,631


 18 TARGET 2020 FUND

TARGET 2025 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        3.83%
  Acquired Fund Fees and Expenses                          0.23%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     4.31%
  Fee Waivers                                              3.35%
  NET EXPENSES/4/                                          0.96%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                             TARGET 2025 FUND 19

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                      $98
   3 Years                  $1,001
   5 Years                  $1,916
   10 Years                 $4,261


 20 TARGET 2025 FUND

TARGET 2030 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

On June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2030 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]


                CALENDAR YEAR RETURNS FOR THE INVESTOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998     1999     2000     2001     2002      2003     2004     2005    2006     2007
22.40%   16.33%   -5.74%   -9.95%   -16.69%   23.75%   10.25%   5.48%   13.06%   7.61%



             BEST AND WORST QUARTER
  Best Quarter:           Q4 '98          17.93%
  Worst Quarter:          Q3 '02         -13.98%



          The Fund's year-to-date performance through March 31, 2008, was
          -6.84%.


                                                             TARGET 2030 FUND 21

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007                               1 YEAR          5 YEARS          10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes                                7.61%            11.85%           5.83%
  Returns After Taxes on Distributions/2/             6.06%            10.68%           4.30%
  Returns After Taxes on Distributions and            5.21%             9.82%           4.30%
  Sale of Fund Shares/2/
 RUSSELL 3000 INDEX/3/                                5.14%            13.63%           6.22%
  (reflects no deduction for expenses or
  taxes)
 DOW JONES TARGET 2030 INDEX/4/                       8.43%            16.74%           8.44%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/5/         6.97%             4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Investor Class shares incepted on January 31, 2007. Performance shown prior to the inception of the Investor Class shares reflects the performance of the Administrator Class shares, adjusted to reflect Investor Class expenses (except during those periods in which expenses of the Investor Class would have been lower than those of the Administrator Class no such adjustment is reflected).

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Information on Dow Jones Target Date Indexes" section for further information. You cannot invest directly in an index.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 22 TARGET 2030 FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.75%
  Acquired Fund Fees and Expenses                          0.41%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES/4/                  1.41%
  Fee Waivers                                              0.44%
  NET EXPENSES/5/                                          0.97%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 Expenses haven been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.


5 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                     $99
   3 Years                   $403
   5 Years                   $729
  10 Years                 $1,653


                                                             TARGET 2030 FUND 23

TARGET 2035 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        5.24%
  Acquired Fund Fees and Expenses                          0.23%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     5.72%
  Fee Waivers                                              4.74%
  NET EXPENSES/4/                                          0.98%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


 24 TARGET 2035 FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                     $100
   3 Years                  $1,281
   5 Years                  $2,446
   10 Years                 $5,285


                                                             TARGET 2035 FUND 25

TARGET 2040 FUND
--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

On June 26, 2006, the Fund was converted from a stand-alone fund to a gateway fund in a MASTER/GATEWAY structure to better pursue its objective of approximating, before fees and expenses, the Dow Jones Target 2040 Index. From June 23, 2001 to June 26, 2006, the Fund was a stand-alone fund that invested directly in a portfolio of securities. Prior to June 23, 2001, the Fund was a "feeder" fund in a master/feeder arrangement.

[GRAPHIC APPEARS HERE]


                 CALENDAR YEAR RETURNS FOR THE INVESTOR CLASS/1/
                              AS OF 12/31 EACH YEAR
1998     1999     2000     2001      2002      2003     2004     2005    2006     2007
25.17%   20.97%   -9.69%   -13.52%   -19.77%   27.49%   11.42%   6.38%   14.84%   7.75%



             BEST AND WORST QUARTER
  Best Quarter:           Q4 '98          21.54%
  Worst Quarter:          Q3 '02         -16.08%



          The Fund's year-to-date performance through March 31, 2008, was
          -8.19%.


 26 TARGET 2040 FUND

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007                               1 YEAR          5 YEARS          10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes                                7.75%            13.33%           5.90%
  Returns After Taxes on Distributions/2/             5.92%            12.36%           4.63%
  Returns After Taxes on Distributions and            5.57%            11.25%           4.51%
  Sale of Fund Shares/2/
 RUSSELL 3000 INDEX/3/                                5.14%            13.63%           6.22%
  (reflects no deduction for expenses or
  taxes)
 DOW JONES TARGET 2040 INDEX/4/                       8.48%            17.68%           8.69%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/5/         6.97%             4.42%           5.97%
  (reflects no deduction for expenses or
  taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Investor Class shares incepted on January 31, 2007. Performance shown prior to the inception of the Investor Class shares reflects the performance of the Administrator Class shares, adjusted to reflect Investor Class expenses (except during those periods in which expenses of the Investor Class would have been lower than those of the Administrator Class no such adjustment is reflected).

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Russell 3000 Index measures the performance of the 3,000 largest U.S.
  companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.
4 These Index returns reflect back-tested index performance, which is hypothetical and provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. See the "Information on Dow Jones Target Date Indexes" section for further information. You cannot invest directly in an index.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                             TARGET 2040 FUND 27

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        0.74%
  Acquired Fund Fees and Expenses                          0.42%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES/4/                  1.41%
  Fee Waivers                                              0.43%
  NET EXPENSES/5/                                          0.98%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 Expenses haven been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.


5 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                    $100
   3 Years                   $404
   5 Years                   $730
  10 Years                 $1,654


 28 TARGET 2040 FUND

TARGET 2045 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 TARGET 2045 FUND ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                       12.07%
  Acquired Fund Fees and Expenses                          0.23%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                    12.55%
  Fee Waivers                                             11.57%
  NET EXPENSES/4/                                          0.98%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                             TARGET 2045 FUND 29

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                     $100
   3 Years                  $2,517
   5 Years                  $4,584
   10 Years                 $8,529


 30 TARGET 2045 FUND

TARGET 2050 FUND
--------------------------------------------------------------------------------
PERFORMANCE
Because the Fund has recently commenced operations, there is no performance to report.

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 TARGET 2050 FUND ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted from Fund assets)
  Management Fees/1/                                       0.25%
  Distribution (12b-1) Fees                                0.00%
  Other Expenses/2/                                        4.77%
  Acquired Fund Fees and Expenses                          0.23%
  (Underlying Master Portfolios)/3/
  TOTAL ANNUAL FUND OPERATING EXPENSES                     5.25%
  Fee Waivers                                              4.27%
  NET EXPENSES/4/                                          0.98%


1 Reflects the fees charged by Funds Management for providing asset allocation services to the Fund in determining the portion of the Fund's assets to be invested in each underlying master portfolio.

2 Includes expenses payable to affiliates of Wells Fargo & Company.

3 Reflects the pro-rata portion of the net operating expenses of the underlying master portfolios in which the Fund invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio, including the underlying master portfolios' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


                                                             TARGET 2050 FUND 31

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds and includes expenses allocated from the master portfolios in which the Fund invests. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                     $100
   3 Years                  $1,189
   5 Years                  $2,273
   10 Years                 $4,960


 32 TARGET 2050 FUND

INFORMATION ON DOW JONES TARGET DATE INDEXES
--------------------------------------------------------------------------------

INDEX PERFORMANCE
While the objective of each Fund is to replicate, before fees and expenses, the total return of its target index, the performance shown for each target index is not the past performance of the corresponding Wells Fargo Advantage Dow Jones Target Date Fund or any other investment. Index performance does not include any fees and expenses associated with investing, including management fees and brokerage costs, and would be lower if it did. Past index performance is no guarantee of future results, either for the index or for any mutual fund. You cannot invest directly in an index.

The Dow Jones Target Date Indexes described in this Prospectus were launched by Dow Jones & Company, Inc. (Dow Jones) on April 1, 2005. This Prospectus contains comparisons, assertions, and conclusions regarding the performance of the Dow Jones Target Date Indexes based on back-testing (I.E., strictly quantitative calculations of how an index might have performed in the past if it had existed, using substantially the same index methodology employed by Dow Jones today). Back-tested performance information is hypothetical and is provided solely for informational purposes. Back-tested performance does not represent actual performance, and should not be interpreted as an indication of actual performance.


Each Dow Jones Target Date Index is comprised of a set of equity, bond and cash sub-indexes. The equity component is represented by the Dow Jones U.S. Style Indexes (sub-indexes numbers 1 through 6 in the table on the next page), Dow Jones Asia/Pacific Index, Dow Jones Europe/Canada Index and Dow Jones Wilshire Emerging Markets Large-Cap Specialty Index. The bond component is represented by the Lehman Brothers Government Bond, Corporate Bond, Fixed Rate Mortgage Backed Securities and Majors (ex-U.S.) Indexes. Finally, the cash component is represented by the Lehman Brothers 1-3 Month Treasury-Bill Index. Dow Jones created back-tested theoretical history for the Dow Jones Target Date Indexes for the period December 31, 1991, through March 31, 2005, using these sub-indexes.


THE BACK-TESTED PERFORMANCE RESULTS HAVE MANY INHERENT LIMITATIONS. AMONG OTHER THINGS, BACK-TESTED PERFORMANCE DIFFERS FROM ACTUAL PERFORMANCE BECAUSE IT IS ACHIEVED THROUGH THE RETROACTIVE APPLICATION OF DATA THAT IS DESIGNED WITH THE BENEFIT OF HINDSIGHT. RULES USED TO CALCULATE "PRIOR PERFORMANCE" ARE NOT CHANGED. HOWEVER, DOW JONES DOES RESERVE THE RIGHT TO ALTER THE RESULTS AND THE METHODOLOGIES OF THEIR INDEXES, INCLUDING STYLE AND TARGET INDEXES, IN THE FUTURE. IN THE EVENT OF A CHANGE IN METHODOLOGY, IT IS NOT STANDARD PRACTICE TO RECALCULATE OR "RECAST" PAST PERFORMANCE IF THE CONDITIONS, OBJECTIVES AND INVESTMENT STRATEGIES OF THE INDEXES HAVE NOT CHANGED MATERIALLY DURING THE TIME PERIOD PORTRAYED ABOVE.

NEITHER DOW JONES NOR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATION THAT THE DOW JONES TARGET DATE INDEXES WILL OR ARE LIKELY TO ACHIEVE PERFORMANCE SIMILAR TO THAT SHOWN USING BACK-TESTED PERFORMANCE INFORMATION. ACTUAL PERFORMANCE OF THE INDEXES MAY BE MATERIALLY LOWER THAN THE BACK-TESTED PERFORMANCE. THERE ARE FREQUENTLY SIGNIFICANT DIFFERENCES BETWEEN HYPOTHETICAL PERFORMANCE RESULTS AND THE ACTUAL RESULTS SUBSEQUENTLY ACHIEVED BY ANY PARTICULAR TRADING OR INVESTMENT STRATEGY. AMONG OTHER THINGS, BACK-TESTED PERFORMANCE RESULTS DO NOT REFLECT THE IMPACT THAT MATERIAL ECONOMIC AND MARKET FACTORS MIGHT HAVE ON THE DECISIONS AN INVESTMENT ADVISER MANAGING AN INVESTMENT STRATEGY BASED ON THE DOW JONES TARGET DATE INDEXES MIGHT MAKE IF THE ADVISER WERE ACTUALLY MANAGING CLIENT ASSETS.

--------------------------------------------------------------------------------
INDEX METHODOLOGY
The Dow Jones Target Date Indexes are a series of Indexes designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time. Each Index is a blend of sub-indexes representing three major asset classes: equity securities, fixed income securities and money market instruments. The allocation of each Index generally becomes more conservative as the Index's time horizon becomes shorter. The Index weightings among the major asset classes are adjusted monthly based on a published set of Index rules. The Indexes with longer time horizons have higher allocations to equity securities, while the Indexes with shorter time horizons replace some of their stock allocations with allocations to fixed income securities and money market instruments.

                                 INFORMATION ON DOW JONES TARGET DATE INDEXES 33

The equity asset class is currently comprised of nine sub-asset classes; the fixed income asset class is currently comprised of four sub-asset classes; the money market asset class is currently comprised of one sub-asset class. Each sub-asset class is represented by an underlying index and is equally weighted with other sub-asset classes within its major asset class. The market risk of each Dow Jones Target Date Index will gradually decline over a period of years by changing its allocation among the three major asset classes and not by excluding any asset classes or sub-asset classes or by changing allocations among sub-asset classes.

The sub-asset classes that currently comprise each major asset class of the Dow Jones Target Date Indexes are detailed in the table below:

                                                                  MAJOR ASSET CLASSES
                       EQUITY COMPONENT                      FIXED INCOME COMPONENT                 MONEY MARKET COMPONENT
                       1. Dow Jones U.S. Large-Cap Growth    1. Lehman Brothers Government          1. Lehman Brothers 1-3 Month
                      Index                                 Bond Index                             Treasury-Bill Index
                       2. Dow Jones U.S. Large-Cap Value     2. Lehman Brothers Corporate
                      Index                                 Bond Index
                       3. Dow Jones U.S. Mid-Cap Growth      3. Lehman Brothers Fixed Rate
                      Index                                 Mortgage Backed Securities Index
                       4. Dow Jones U.S. Mid-Cap Value       4. Lehman Brothers Majors (ex-U.S.)
                      Index                                 Index
                       5. Dow Jones U.S. Small-Cap Growth
                      Index
 SUB-ASSET CLASSES/1/
                       6. Dow Jones U.S. Small-Cap Value
                      Index
                       7. Dow Jones Asia/Pacific Index
                       8. Dow Jones Europe/Canada Index
                       9. Dow Jones Wilshire Emerging
                      Markets Large-Cap Specialty Index

Each Dow Jones Target Date Index will exhibit higher market risk in its early years and lower market risk in the years approaching its target year. At more than 35 years prior to the target year, the Index's targeted risk level is set at 90% of the risk of the global equity market/2/. The major asset classes are rebalanced monthly within the Index to maximize the weighting to the asset class with the highest historical return at the 90% risk level. At 35 years before the target year, each Index will begin to gradually reduce market risk. A new targeted risk level is calculated each month as a function of the current risk of the equity component and the number of months remaining to the Index's target year. The monthly risk reductions continue until the Index reflects 20% of the risk of the global equity market, on December 1 of the year ten years after the Index's target year. Once an Index reaches that date, it always reflects 20% of the risk of the global equity market.

1 Additional information about the sub-indexes comprising the sub-asset classes is available in the Statement of Additional Information.
2 The global equity market is measured by the sub-indexes comprising the equity component of the Dow Jones Target Date Indexes.

 34 INFORMATION ON DOW JONES TARGET DATE INDEXES

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolio(s) in which each Fund invests, are identified in the Funds' description pages and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


ACTIVE TRADING RISK    Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK     When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                       Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                       Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK   Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                       Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.
DERIVATIVES RISK       The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                       For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 35

EMERGING MARKETS RISK          Countries with emerging markets include, but are not limited to, the following: (1) countries included in the MSCI Emerging Markets Index; and (2) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank). Markets in these countries may be under-
                               capitalized, have less developed legal and financial systems or may have less stable currencies than markets in the developed world. Emerging market securities are securities:
                               (1) issued by companies with their principal place of business or principal office in an emerging market country; or (2) issued by companies for which the principal securities trading market is an emerging market country. Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk"and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
FOREIGN INVESTMENT RISK        Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
INDEX TRACKING RISK            The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.


 36 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

ISSUER RISK                  The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.
LEVERAGE RISK                Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK               A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 37

SMALLER COMPANY SECURITIES    Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                          liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or may be newer public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
U.S. GOVERNMENT OBLIGATIONS   Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                          be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                              a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                              Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                              agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                              U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                              Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an
                              Underlying Fund that holds securities of the entity will be adversely impacted. U.S.
                              Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.
VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


 38 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                               PORTFOLIO HOLDINGS INFORMATION 39

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended August 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds. For information regarding the sub-advisers that perform day-to-day investment management

 40 ORGANIZATION AND MANAGEMENT OF THE FUNDS activities for the master portfolios in which the Funds invest, see "The Sub-Advisers for the Master Portfolios" under the "Master/Gateway (Reg.
TM)Structure" section.

GLOBAL INDEX ADVISORS, INC. (GIA), located at 29 North Park Square, Suite 201, Marietta, Georgia 30060, is the investment sub-adviser for each Fund. Accordingly, GIA is responsible for the day-to-day investment management activities of the Funds. GIA is a registered investment adviser that, through its relationships with Dow Jones Indexes and State Street Global Advisors, offers a series of collective investment funds, which are investable Dow Jones U.S. Style and Dow Jones Portfolio Index Funds.


Rodney H. Alldredge      Mr. Alldredge is jointly responsible for managing the Funds. Mr. Alldredge co-founded
                         GIA in 1994 and currently serves as co-portfolio manager and Director of Portfolio
                         Operations of GIA. Mr. Alldredge has served as a consulting analyst and asset allocation strategist for both defined benefit and defined contribution retirement plans since
                         1989. Education: B.S., Computer Information Systems, Birmingham Southern College.
George V. Daniels, Jr.   Mr. Daniels is jointly responsible for managing the Funds. Mr. Daniels co-founded GIA in
                         1994 and currently serves as co-portfolio manager and chairman/chief compliance officer of GIA. Mr. Daniels has served as an investment management consultant to both defined benefit and defined contribution retirement plans since 1966. Education: B.S.,
                         Electrical Engineering, Louisiana State University; M.S., Applied Mathematics, University
                         of Florida.
James P. Lauder          Mr. Lauder is jointly responsible for managing the Funds. Mr. Lauder joined GIA in 2002 and currently serves as co-portfolio manager and chief executive officer of GIA. Prior to joining GIA, Mr. Lauder served as president and founder of the Lauder Consulting
                         Group, a bank strategy firm, from 2001 to 2002 and was a manager of corporate strategy at SunTrust Banks, Inc. from 2000 to 2001. Education: B.S., Finance, University of
                         South Alabama; M.B.A., Goizueta Business School, Emory University.


DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the gateway Funds, Funds Management acts as investment adviser for each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as a gateway fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly in a portfolio of securities, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, each Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 41

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


 42 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------



The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


                                                          PRICING FUND SHARES 43

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------



You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)


 44 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------


This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.


 MINIMUM INVESTMENTS               INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts                  $2,500                                             $100
 IRAs, IRA rollovers, Roth IRAs    $1,000                                             $100
 UGMA/UTMA accounts                $1,000                                              $50
 Employer Sponsored                no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                     OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------------- -------------------------------------------------- -------------------------------------
 By Internet                       You may open an account online and fund            o To buy additional shares or buy
---------------------------------
                                  your account with an Electronic Funds              shares of a new Fund, visit
                                  Transfer from your bank account, by Federal        www.wellsfargo.com/
                                  Wire, or by sending us a check.                    advantagefunds.
                                  Visit www.wellsfargo.com/advantagefunds.           o Subsequent online purchases
                                  --------------------------------------------------
                                                                                     have a minimum of $100 and a
                                                                                     maximum of $100,000. You may
                                                                                     be eligible for an exception to
                                                                                     this maximum. Please call
                                                                                     Investor Services at
                                                                                     1-800-222-8222 for more
                                                                                     information.
                                                                                     -----
 By Mail                           o Complete and sign your account                   o Enclose a voided check (for
---------------------------------
                                  application.                                       checking accounts) or a deposit
                                  o Mail the application with your check made        slip (savings accounts).
                                  payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                                     with your name, the Fund name,
                                                    REGULAR MAIL
                                  --------------------------------------------------
                                                                                     and your account number.
                                            WELLS FARGO ADVANTAGE FUNDS
                                                                                     o Mail the deposit slip or note
                                                   P.O. Box 8266
                                                                                     with your check made payable
                                               Boston, MA 02266-8266
                                                                                     to the Fund to the address on
                                                   OVERNIGHT ONLY                    the left.
                                  -------------------------------------------------- -------------------------------------
                                            WELLS FARGO ADVANTAGE FUNDS
                                         c/o Boston Financial Data Services
                                                    30 Dan Road
                                               Canton, MA 02021-2809
                                  --------------------------------------------------
 By Telephone                      A new account may not be opened by                 To buy additional shares or to buy
---------------------------------
                                  telephone unless you have another Wells            shares of a new Fund call:
                                  Fargo Advantage Fund account with your             o Investor Services at
                                  bank information on file. If you do not            1-800-222-8222 or
                                  currently have an account, refer to the section    o 1-800-368-7550 for the
                                  on buying shares by mail or wire.                  automated phone system.
                                  -------------------------------------------------- -------------------------------------


                                                            HOW TO BUY SHARES 45

 BUYING SHARES
-----------------------------------------------------------------------------------------------------------------
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- ---------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
--------------------------                                                --------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve,
                           Menomonee Falls,Wisconsin 53051.
                           ----------------------------------------------
 By Wire                    o Complete, sign and mail your account         To buy additional shares, instruct
--------------------------
                           application (refer to the section on buying    your bank or financial institution to
                           shares by mail)                                use the same wire instructions
                           o Provide the following instructions to your   shown to the left.
                                                                          --------------------------------------
                           financial institution:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number and any applicable
                           share class)
                           Account Name: Provide your
                           name as registered on the
                           Fund account
                           ----------------------------------------------
 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                           representative.

-------------------------- ---------------------------------------------- --------------------------------------

GENERAL NOTES FOR BUYING SHARES
   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.


   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $100 if you sign up for at least a $100 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.


 46 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES        TO SELL SOME OR ALL OF YOUR SHARES
--------------------- ----------------------------------------------------------------------
 Minimum Redemption    $100 (or remainder of account balance)
--------------------- ----------------------------------------------------------------------
 By Internet           Visit our Web site at www.wellsfargo.com/advantagefunds.
---------------------
                      Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
                      ----------------------------------------------------------------------
 By Mail               o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                      dollar amount you wish to receive (or write "Full Redemption"
                      to redeem your remaining account balance) to the address
                      below.
                      o Make sure all account owners sign the request exactly as their names appear on the account application.
                      o  A medallion guarantee may be required under certain
                      circumstances (see "General Notes for Selling Shares").
                                                       REGULAR MAIL
--------------------- ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                                  P.O. Box 8266
                                              Boston, MA 02266-8266
                                                 OVERNIGHT ONLY
                      ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                       c/o Boston Financial Data Services
                                                   30 Dan Road
                                              Canton, MA 02021-2809
                      ----------------------------------------------------------------------
 By Wire               o To arrange for a Federal Funds wire, call 1-800-222-8222.
---------------------
                      o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                      o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                      o There is a $10 fee for each request.
                      ----------------------------------------------------------------------
 In Person             Investors are welcome to visit the Investor Center in person to ask
---------------------
                      questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls,
                      Wisconsin 53051.
                      ----------------------------------------------------------------------


                                                           HOW TO SELL SHARES 47

 SELLING SHARES                            TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------- ------------------------------------------------------------------
 By Telephone /                            o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer (EFT)          use the automated phone system 1-800-368-7550.
-----------------------------------------
                                          o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                          application or subsequently in writing.
                                          o Redemption requests may not be made by phone if the
                                          address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                                          o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                                          or transferred to a linked bank account.
                                          o Transfers made to a Wells Fargo Bank account are made
                                          available sooner than transfers to an unaffiliated institution.
                                          o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                          market funds, and next day for all other WELLS FARGO ADVANTAGE
                                          FUNDS.
                                          o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                                          NOTE: Telephone transactions such as redemption requests
                                          made over the phone generally require only one of the
                                          account owners to call unless you have instructed us
                                          otherwise.
                                          -----------------------------------------------------------------
 Through Your Investment Representative    Contact your investment representative.

----------------------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will

 48 HOW TO SELL SHARES
     not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

                                                           HOW TO SELL SHARES 49

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).

o An exchange request will be processed on the same business day, provided that both Funds are open at the same time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES


The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.


Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own


 50 HOW TO EXCHANGE SHARES
internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


                                                       HOW TO EXCHANGE SHARES 51

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

 52 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/ nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 53

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least quarterly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

 54 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. These reduced rates of tax will expire after December 31, 2010.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to backup withholding taxes.


                                                                        TAXES 55

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------

Each Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.


 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DIVERSIFIED FIXED INCOME       INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of the
 PORTFOLIO                     fixed income portion of the Dow Jones Target Date Indexes.
                               PRINCIPAL INVESTMENT STRATEGIES: The Portfolio invests principally in securities comprising the fixed income portion of the Dow Jones Target Date Indexes. We attempt to achieve a correlation of at least 95% between the performance of the fixed income portion of the Dow Jones Target Date Indexes and the Portfolio's
                               investment results, before expenses. The Portfolio seeks to approximate, before expenses, the total return of the fixed income portion of the Dow Jones Target Date
                               Indexes by investing in the securities that comprise the sub-indexes representing the fixed income asset class. The Portfolio uses an optimization process, which seeks to balance the replication of index performance and security transaction costs.
                               Using a statistical sampling technique, the Portfolio purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, the Portfolio attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


 56 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DIVERSIFIED STOCK PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of the equity portion of the Dow Jones Target Date Indexes.
                                  PRINCIPAL INVESTMENT STRATEGIES: The Portfolio invests principally in securities comprising the equity portion of the Dow Jones Target Date Indexes. We attempt to achieve a correlation of at least 95% between the performance of the equity portion of the Dow Jones Target Date Indexes and the Portfolio's investment results, before expenses. The Portfolio seeks to approximate, before expenses, the total return of the equity portion of the Dow Jones Target Date Indexes by investing in the securities that comprise the sub-indexes representing the equity asset class. The
                                  Portfolio uses an optimization process, which seeks to balance the replication of index performance and security transaction costs. Using a statistical sampling technique, the Portfolio purchases the most liquid securities in the index, in approximately the same proportion as the index. To replicate the performance of the less liquid securities, the Portfolio attempts to match the industry and risk characteristics of those securities, without incurring the transaction costs associated with purchasing every security in the index. This approach attempts to balance the goal of maximizing the replication of index performance, against the goal of trying to manage transaction costs. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
 MONEY MARKET PORTFOLIO            INVESTMENT OBJECTIVE: The Portfolio seeks current income while preserving capital and liquidity.
                                  PRINCIPAL INVESTMENT STRATEGIES: We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-
                                  backed securities, commercial paper, corporate bonds and repurchase agreements.
                                  These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar denominated obligations of U.S. banks. Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 57

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.

SSGA FUNDS MANAGEMENT, INC. (SSgA FM), located at One Lincoln Street, Boston MA 02110, is the investment sub-adviser for the Diversified Fixed Income Portfolio and Diversified Stock Portfolio, master portfolios in which the gateway Funds invest a portion of their assets. In this capacity, SSgA FM is responsible for the day-to-day investment management activities of the Portfolios. SSgA FM is a registered investment adviser and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM, State Street, and other advisory affiliates of State Street make up State Street Global Advisors
(SSgA), the investment management arm of State Street Corporation.
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Money Market Portfolio in which the Funds invest a portion of their assets. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Portfolio. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

 58 MASTER/GATEWAY(Reg. TM) STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


TARGET TODAY FUND
INVESTOR CLASS SHARES - COMMENCED ON JANUARY 31, 2007
For a share outstanding throughout each period


                                                        FEB. 29,                FEB. 28,
 FOR THE PERIOD ENDED:                                  2008                  2007/7/
 NET ASSET VALUE, BEGINNING OF PERIOD                     $10.26                  $10.18
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.37/6/                 0.04/6/
  Net realized and unrealized gain (loss)
   on investments                                           0.15                    0.04
                                                   -------------           -------------
  Total from investment operations                          0.52                    0.08
                                                   -------------           -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                  (0.39)                   0.00
  Distributions from net realized capital
   gain                                                    (0.11)                   0.00
  Return of capital                                         0.00                    0.00
                                                   -------------           -------------
  Total distributions                                      (0.50)                   0.00
                                                   -------------           -------------
 NET ASSET VALUE, END OF PERIOD                           $10.28                  $10.26
                                                   =============           =============
 TOTAL RETURN/1/                                            5.21%                   0.79%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                        $2,719                     $17
  Ratio of net investment income (loss) to
   average net assets/2/                                    3.58%                   3.81%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                            1.40%                   1.36%
  Waived fees and reimbursed expenses/2/                   (0.49)%                 (0.48)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                            0.91%                   0.88%
  Portfolio turnover rate/4,5/                                51%                    143%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.
7 For the period from January 31, 2007 (commencement of Class) to February 28,
  2007.

                                                         FINANCIAL HIGHLIGHTS 59

TARGET 2010 FUND
INVESTOR CLASS SHARES - COMMENCED ON JANUARY 31, 2007
For a share outstanding throughout each period


                                                        FEB. 29,                FEB. 28,
 FOR THE PERIOD ENDED:                                  2008                  2007/7/
 NET ASSET VALUE, BEGINNING OF PERIOD                     $12.78                  $12.66
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.40/6/                 0.04/6/
  Net realized and unrealized gain (loss)
   on investments                                           0.21                    0.08
                                                   -------------           -------------
  Total from investment operations                          0.61                    0.12
                                                   -------------           -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                  (0.43)                   0.00
  Distributions from net realized capital
   gain                                                    (0.16)                   0.00
  Return of capital                                         0.00                    0.00
                                                   -------------           -------------
  Total distributions                                      (0.59)                   0.00
                                                   -------------           -------------
 NET ASSET VALUE, END OF PERIOD                           $12.80                  $12.78
                                                   =============           =============
 TOTAL RETURN/1/                                            4.89%                   0.95%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                        $4,856                    $166
  Ratio of net investment income (loss) to
   average net asset/2/                                     3.10%                   3.30%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                            1.39%                   1.36%
  Waived fees and reimbursed expenses/2/                   (0.45)%                 (0.48)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                            0.94%                   0.88%
  Portfolio turnover rate/4,5/                                61%                    152%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.

7 For the period from January 31, 2007 (commencement of Class) to February 28,
  2007.


 60 FINANCIAL HIGHLIGHTS

TARGET 2015 FUND
INVESTOR CLASS SHARES - COMMENCED ON JUNE 29, 2007
For a share outstanding throughout each period



                                                               FEB. 29,
 FOR THE PERIOD ENDED:                                   2008/7/
 NET ASSET VALUE, BEGINNING OF PERIOD                           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.19/6/
  Net realized and unrealized gain (loss)
   on investments                                                (0.10)
                                                   -------------------
  Total from investment operations                                0.09
                                                   -------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                        (0.06)
  Distributions from net realized capital
   gain                                                           0.00
  Return of capital                                               0.00
                                                   -------------------
  Total distributions                                            (0.06)
                                                   -------------------
 NET ASSET VALUE, END OF PERIOD                                 $10.03
                                                   ===================
 TOTAL RETURN/1/                                                  0.85%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $2,249
  Ratio of net investment income (loss) to
   average net assets/2/                                          2.85%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                                  3.79%
  Waived fees and reimbursed expenses/2/                         (3.19)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                                  0.60%
  Portfolio turnover rate/4,5/                                      54%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 Calculated based upon average shares outstanding.
7 For the period from June 29, 2007 (commencement of Class) to February 29,
  2008.


                                                         FINANCIAL HIGHLIGHTS 61

TARGET 2020 FUND
INVESTOR CLASS SHARES - COMMENCED ON JANUARY 31, 2007
For a share outstanding throughout each period


                                                         FEB. 29,                FEB. 28,
 FOR THE PERIOD ENDED:                                   2008                  2007/7/
 NET ASSET VALUE, BEGINNING OF PERIOD                      $14.40                  $14.30
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.33/6/                 0.02/6/
  Net realized and unrealized gain (loss)on
   investments                                              (0.03)                   0.08
                                                    -------------           -------------
  Total from investment operations                           0.30                    0.10
                                                    -------------           -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                   (0.37)                   0.00
  Distributions from net realized capital
   gain                                                     (0.37)                   0.00
  Return of capital                                          0.00                    0.00
                                                    -------------           -------------
  Total distributions                                       (0.74)                   0.00
                                                    -------------           -------------
 NET ASSET VALUE, END OF PERIOD                            $13.96                  $14.40
                                                    =============           =============
 TOTAL RETURN/1/                                             1.91%                   0.70%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                        $12,140                    $296
  Ratio of net investment income (loss) to
   average net assets/2/                                     2.27%                   2.08%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                             1.41%                   1.39%
  Waived fees and reimbursed expenses/2/                    (0.45)%                 (0.50)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                             0.96%                   0.89%
  Portfolio turnover rate/4,5/                                 48%                    135%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.

7 For the period from January 31, 2007 (commencement of Class) to February 28,
  2007.


 62 FINANCIAL HIGHLIGHTS

TARGET 2025 FUND
INVESTOR CLASS SHARES - COMMENCED ON JUNE 29, 2007
For a share outstanding throughout each period



                                                               FEB. 29,
 FOR THE PERIOD ENDED:                                   2008/7/
 NET ASSET VALUE, BEGINNING OF PERIOD                           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.14/6/
  Net realized and unrealized gain (loss)
   on investments                                                (0.57)
                                                   -------------------
  Total from investment operations                               (0.43)
                                                   -------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                        (0.06)
  Distributions from net realized capital
   gain                                                           0.00
  Return of capital                                               0.00
                                                   -------------------
  Total distributions                                            (0.06)
                                                   -------------------
 NET ASSET VALUE, END OF PERIOD                                  $9.51
                                                   ===================
 TOTAL RETURN/1/                                                 (4.29)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                              $2,432
  Ratio of net investment income (loss) to
   average net assets/2/                                          2.19%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                                  4.33%
  Waived fees and reimbursed expenses/2/                         (3.81)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                                  0.52%
  Portfolio turnover rate/4,5/                                      42%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 Calculated based upon average shares outstanding.
7 For the period from June 29, 2007 (commencement of Class) to February 29,
  2008.


                                                         FINANCIAL HIGHLIGHTS 63

TARGET 2030 FUND
INVESTOR CLASS SHARES - COMMENCED ON JANUARY 31, 2007
For a share outstanding throughout each period


                                                          FEB. 29,                FEB. 28,
 FOR THE PERIOD ENDED:                                   2008                   2007/7/
 NET ASSET VALUE, BEGINNING OF PERIOD                      $15.31                   $15.29
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                            0.25/6/                  0.01/6/
  Net realized and unrealized gain (loss)on
   investments                                              (0.29)                    0.01
                                                    -------------            -------------
  Total from investment operations                          (0.04)                    0.02
                                                    -------------            -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                   (0.28)                    0.00
  Distributions from net realized capital
   gain                                                     (0.49)                    0.00
  Return of capital                                          0.00                     0.00
                                                    -------------            -------------
  Total distributions                                       (0.77)                    0.00
                                                    -------------            -------------
 NET ASSET VALUE, END OF PERIOD                            $14.50                   $15.31
                                                    =============            =============
 TOTAL RETURN/1/                                            (0.52)%                   0.13%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                         $9,799                     $455
  Ratio of net investment income (loss) to
   average net assets/2/                                     1.62%                    0.95%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                             1.43%                    1.40%
  Waived fees and reimbursed expenses/2/                    (0.46)%                  (0.53)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                             0.97%                    0.87%
  Portfolio turnover rate/4,5/                                 36%                     109%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.
7 For the period from January 31, 2007 (commencement of Class) to February 28,
  2007.

 64 FINANCIAL HIGHLIGHTS

TARGET 2035 FUND
INVESTOR CLASS SHARES - COMMENCED ON JUNE 29, 2007
For a share outstanding throughout each period



                                                                 FEB. 29,
 FOR THE PERIOD ENDED:                                      2008/7/
 NET ASSET VALUE, BEGINNING OF PERIOD                             $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                   0.10/6/
  Net realized and unrealized gain (loss)
   on investments                                                  (0.86)
                                                     -------------------
  Total from investment operations                                 (0.76)
                                                     -------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                          (0.00)/8/
  Distributions from net realized capital
   gain                                                             0.00
  Return of capital                                                 0.00
                                                     ----------------------
  Total distributions                                               0.00
                                                     ----------------------
 NET ASSET VALUE, END OF PERIOD                                    $9.24
                                                     ======================
 TOTAL RETURN/1/                                                   (7.59)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                $1,736
  Ratio of net investment income (loss) to
   average net assets/2/                                            1.59%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                                    5.74%
  Waived fees and reimbursed expenses/2/                           (5.24)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                                    0.50%
  Portfolio turnover rate/4,5/                                        33%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 Calculated based upon average shares outstanding.
7 For the period from June 29, 2007 (commencement of Class) to February 29,
  2008.
8 Amount calculated is less than 0.005.


                                                         FINANCIAL HIGHLIGHTS 65

TARGET 2040 FUND
INVESTOR CLASS SHARES - COMMENCED ON JANUARY 31, 2007
For a share outstanding throughout each period


                                                         FEB. 29,                FEB. 28,
 FOR THE PERIOD ENDED:                                  2008                   2007/7/
 NET ASSET VALUE, BEGINNING OF PERIOD                     $17.67                  $17.69
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                           0.23/6/                 0.01/6/
  Net realized and unrealized gain (loss)
   on investments                                          (0.46)                  (0.03)
                                                   -------------           -------------
  Total from investment operations                         (0.23)                  (0.02)
                                                   -------------           -------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                  (0.27)                   0.00
  Distributions from net realized capital
   gain                                                    (0.89)                   0.00
  Return of capital                                         0.00                    0.00
                                                   -------------           -------------
  Total distributions                                      (1.16)                   0.00
                                                   -------------           -------------
 NET ASSET VALUE, END OF PERIOD                           $16.28                  $17.67
                                                   =============           =============
 TOTAL RETURN/1/                                           (1.74)%                 (0.11)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                        $5,133                    $305
  Ratio of net investment income (loss) to
   average net assets/2/                                    1.29%                   0.51%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                            1.43%                   1.39%
  Waived fees and reimbursed expenses/2/                   (0.45)%                 (0.51)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                            0.98%                   0.88%
  Portfolio turnover rate/4,5/                                31%                    100%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.


2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 Calculated based upon average shares outstanding.

7 For the period from January 31, 2007 (commencement of Class) to February 28,
  2007.


 66 FINANCIAL HIGHLIGHTS

TARGET 2045 FUND
INVESTOR CLASS SHARES - COMMENCED ON JUNE 29, 2007
For a share outstanding throughout each period



                                                                FEB. 29,
 FOR THE PERIOD ENDED:                                    2008/7/
 NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                  0.09/6/
  Net realized and unrealized gain (loss)
   on investments                                                 (0.92)
                                                    -------------------
  Total from investment operations                                (0.83)
                                                    -------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                          0.00
  Distributions from net realized capital
   gain                                                            0.00
  Return of capital                                                0.00
                                                    -------------------
  Total distributions                                              0.00
                                                    -------------------
 NET ASSET VALUE, END OF PERIOD                                   $9.17
                                                    ===================
 TOTAL RETURN/1/                                                  (8.30)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                 $547
  Ratio of net investment income (loss) to
   average net assets/2/                                           1.43%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                                  12.57%
  Waived fees and reimbursed expenses/2/                         (12.01)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                                   0.56%
  Portfolio turnover rate/4,5/                                       30%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 Calculated based upon average shares outstanding.
7 For the period from June 29, 2007 (commencement of Class) to February 29,
  2008.


                                                         FINANCIAL HIGHLIGHTS 67

TARGET 2050 FUND
INVESTOR CLASS SHARES - COMMENCED ON JUNE 29, 2007
For a share outstanding throughout each period



                                                               FEB. 29,
 FOR THE PERIOD ENDED:                                   2008/7/
 NET ASSET VALUE, BEGINNING OF PERIOD                           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.07/6/
  Net realized and unrealized gain (loss)
   on investments                                                (0.91)
                                                   -------------------
  Total from investment operations                               (0.84)
                                                   -------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                                         0.00
  Distributions from net realized capital
   gain                                                           0.00
  Return of capital                                               0.00
                                                   -------------------
  Total distributions                                             0.00
                                                   -------------------
 NET ASSET VALUE, END OF PERIOD                                  $9.16
                                                   ===================
 TOTAL RETURN/1/                                                 (8.40)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                $335
  Ratio of net investment income (loss) to
   average net assets/2/                                          1.06%
  Ratio of expenses to average net assets
   prior to waived fees and reimbursed
   expenses/2,3/                                                  5.27%
  Waived fees and reimbursed expenses/2/                         (4.33)%
  Ratio of expenses to average net assets
   after waived fees and reimbursed
   expenses/2,3/                                                  0.94%
  Portfolio turnover rate/4,5/                                      30%



1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Portfolio turnover rates presented for periods of less than one year are not annualized.
5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.
6 Calculated based upon average shares outstanding.
7 For the period from June 29, 2007 (commencement of Class) to February 29,
  2008.


 68 FINANCIAL HIGHLIGHTS

The Funds are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. Dow Jones' only relationship to the Licensee is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Target Date Indexes/SM/, which is determined, composed and calculated by Dow Jones without regard to Global Index Advisors, Inc., Wells Fargo Funds Management, LLC, or the Funds. Dow Jones has no obligation to take the needs of Global Index Advisors, Inc., Wells Fargo Funds Management, LLC or the owners of the Funds into consideration in determining, composing or calculating the Dow Jones Target Date Indexes/SM/. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Funds.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES TARGET DATE INDEXES/SM/, OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY GLOBAL INDEX ADVISORS, INC., WELLS FARGO FUNDS MANAGEMENT, LLC, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES TARGET DATE INDEXES/SM/, OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES TARGET DATE INDEXES/SM/, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND GLOBAL INDEX ADVISORS, INC., OR WELLS FARGO FUNDS MANAGEMENT, LLC.

                                                         FINANCIAL HIGHLIGHTS 69

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                             078TDIV/P606 (7-08)
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                  JULY 1, 2008


                                   Prospectus

                                 Investor Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - LIFE STAGE PORTFOLIOS

Conservative Portfolio

Moderate Portfolio

Aggressive Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. PORTFOLIO SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE PORTFOLIOS

INFORMATION ABOUT EACH PORTFOLIO YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Portfolio Information                         3
Conservative Portfolio                            4
Moderate Portfolio                                8
Aggressive Portfolio                             12
The Underlying Funds                             16
Description of Principal Investment Risks        17
Portfolio Holdings Information                   22


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
PORTFOLIOS
INFORMATION ABOUT THE PORTFOLIOS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Portfolios      23
About Wells Fargo Funds Trust                      23
The Investment Adviser and Portfolio Managers      23
Dormant Multi-Manager Arrangement                  24


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW PORTFOLIO SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE PORTFOLIO SHARES



Compensation to Dealers and Shareholder       25
   Servicing Agents
Pricing Portfolio Shares                      26
How to Open an Account                        27
How to Buy Shares                             28
How to Sell Shares                            30
How to Exchange Shares                        33
Account Policies                              35


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                      37
Taxes                              38
Financial Highlights               39
For More Information       Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

Throughout this Prospectus, the WELLS FARGO ADVANTAGE LIFE STAGE-CONSERVATIVE PORTFOLIO/SM/ is referred to as the Conservative Portfolio; the WELLS FARGO ADVANTAGE LIFE STAGE-MODERATE PORTFOLIO/SM/ is referred to as the Moderate Portfolio; and the WELLS FARGO ADVANTAGE LIFE STAGE-AGGRESSIVE PORTFOLIO/SM/ is referred to as the Aggressive Portfolio.


The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Portfolio shares to any registration requirement within such jurisdiction or country.


The Portfolios are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Portfolios within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Portfolios' other service providers. "You" refers to the shareholder or potential investor.

ABOUT WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/
The Life Stage Portfolios are funds-of-funds that invest in various affiliated mutual funds (Underlying Funds) to pursue their investment objectives. The Portfolios are designed to offer you access to an array of mutual funds that we manage. Each Portfolio allocates its assets across both stock and bond investment styles through investment in a number of Underlying Funds. In turn, each Underlying Fund invests its assets according to its own investment objective and investment style.

Each Portfolio holds an investment portfolio of stock funds, for growth potential, and an investment portfolio of bond funds, for income production, decreased volatility and increased price stability. We may select from a wide range of proprietary mutual funds based upon changing markets and risk/return characteristics of the asset classes. Each Portfolio provides a different level of risk exposure by allocating its investments in different proportions among various equity and bond investment styles.
--------------------------------------------------------------------------------
ASSET ALLOCATION STRATEGY

We allocate each Portfolio's investments in accordance with the Portfolio's investment objective among Underlying Funds that represent a broad spectrum of investment options. As a result of target allocation changes, appreciation or depreciation or other circumstances, the percentages of a Portfolio's assets invested in various Underlying Funds will vary over time. When a Portfolio's actual allocations deviate by a specified percentage from the target allocations, we rebalance the Portfolio primarily through the use of daily cash flows.
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of each Portfolio in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Portfolio tells you:

o  what the Portfolio is trying to achieve;
o  how we intend to invest your money; and
o what makes the Portfolio different from the other Portfolios offered in this Prospectus.

This section also provides a summary of each Portfolio's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.
--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS


This section lists the principal risk factors for each Portfolio and indirectly, the principal risks for the Underlying Funds in which each Portfolio invests. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Portfolio.

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION

This section provides a percentage breakdown of a Portfolio's assets across different Underlying Fund investment styles.

                                                     KEY PORTFOLIO INFORMATION 3

CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

PORTFOLIO INCEPTION:
12/31/1998
INVESTOR CLASS
Ticker: SCONX

INVESTMENT OBJECTIVE
The Conservative Portfolio seeks total return, consisting of current income and capital appreciation.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:
   o  60% of total assets in bond funds; and
   o  40% of total assets in stock funds.

The percentage of the Portfolio's assets invested in stock or bond funds may temporarily deviate from the percentages indicated above due to changes in market values. The adviser rebalances the Portfolio when the Portfolio's assets deviate by a specified percentage from these percentages primarily through the use of daily cash flows.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We seek to achieve the Portfolio's investment objective by allocating 60% of its total assets to affiliated bond funds and 40% of its total assets to affiliated stock funds (the "Underlying Funds"). Stock funds offer greater long-term capital appreciation potential, while bond funds help to moderate portfolio risk and provide income.

By investing in several Underlying Funds, the Portfolio achieves greater diversification. Stock fund holdings are diversified across market capitalization (large- and mid-size companies) and investment styles ("growth" and "value"), in both domestic and foreign markets. Bond fund holdings are also diversified across a range of short- to intermediate-term income-producing securities, which may include, but are not limited to, U.S. Government obligations and corporate debt securities.

 4 CONSERVATIVE PORTFOLIO

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Portfolio is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Currency Hedging Risk

   o Debt Securities Risk
   o Derivatives Risk

   o Emerging Markets Risk

   o Foreign Investment Risk
   o Growth Style Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Multi-Style Management Risk
   o Regulatory Risk

   o Sector Emphasis Risk

   o Smaller Company Securities Risk

   o Stripped Securities Risk

   o Underlying Funds Risk
   o U.S. Government Obligations Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.
--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION


Under normal circumstances, the Portfolio's allocation of its assets across investment styles is generally as follows:


 INVESTMENT STYLE                                      ALLOCATION
 US Large Cap Equity                                      25.0%
 US Mid Cap Equity                                        10.0%
 International Equity                                      5.0%
 Ultra Short-Term and Short-Term Bond                     37.5%
 Intermediate-Term Bond                                   22.5%
 TOTAL                                                   100.0%

                                                        CONSERVATIVE PORTFOLIO 5

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio's returns over time. The Portfolio's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.




[GRAPHIC APPEARS HERE]


                      Calendar Year Total Returns for the Investor Class/1/
                                      as of 12/31 each year
 1999       2000        2001        2002        2003       2004        2005      2006     2007
20.27%      0.66%       -5.13%      -8.53%     13.99%      5.99%      3.68%      7.95%    5.85%


                BEST AND WORST QUARTER
  Best Quarter:          Q4    1999          12.83%
  Worst Quarter:         Q3    2001          -7.24%


          The Portfolio's year-to-date performance through March 31, 2008, was -2.84%.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007                              1 YEAR        5 YEARS        LIFE OF PORTFOLIO/1/
 INVESTOR CLASS/1///
    Returns Before Taxes                              5.85%          7.44%                 4.64%
    Returns After Taxes on Distributions/2/           4.45%          6.31%                 3.20%
    Returns After Taxes on Distributions and          3.81%          5.75%                 3.12%
  Sale of Portfolio Shares/2/
 S&P 500 INDEX/3,4/                                   5.49%         12.82%                 3.65%
  (reflects no deduction for expenses or
  taxes)
 MSCI EAFE INDEX/5/                                  11.17%         21.59%                 7.47%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/6/         6.97%          4.42%                 5.68%
  (reflects no deduction for expenses or
  taxes)



1 Investor Class shares incepted on December 31, 1998. Returns for the Investor
  Class shares and Indices shown in the Life of Portfolio column are as of the Portfolio inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the Portfolio.
5 The Morgan Stanley Capital International Europe, Australasia and Far East
  ("MSCI EAFE") Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.
6 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 6 CONSERVATIVE PORTFOLIO

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio
  assets)
  Management Fees                                         0.00%
  Distribution (12b-1) Fees                               0.00%
  Other Expenses/1/                                       1.20%
  Acquired Fund Fees and Expenses                         0.64%
  (Underlying Funds)/2/
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES               1.84%
  Fee Waivers                                             0.59%
  NET EXPENSES/3/                                         1.25%



1 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.

2 Reflects the pro-rata portion of the net operating expenses of the Underlying
  Funds in which the Portfolio invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses. Several factors may affect the Acquired Fund Fees and Expenses, including the following: 1) changes in the Underlying Funds' expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.

3 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio, including the Underlying Funds' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds and includes expenses allocated from the Underlying Funds in which the Portfolio invests. It assumes:
   o You invest $10,000 in the Portfolio for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Portfolio's operating expenses remain the same.

The fee waivers shown in the Annual Portfolio Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                    $127
   3 Years                   $521
   5 Years                   $941
  10 Years                 $2,110


                                                        CONSERVATIVE PORTFOLIO 7

MODERATE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

PORTFOLIO INCEPTION:
12/31/1998
INVESTOR CLASS
Ticker: SMDPX

INVESTMENT OBJECTIVE
The Moderate Portfolio seeks total return, consisting of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:
   o  60% of total assets in stock funds; and
   o  40% of total assets in bond funds.

The percentage of the Portfolio's assets invested in stock or bond funds may temporarily deviate from the percentages indicated above due to changes in market values. The adviser rebalances the Portfolio when the Portfolio's assets deviate by a specified percentage from these percentages primarily through the use of daily cash flows.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We seek to achieve the Portfolio's investment objective by allocating 60% of its total assets to affiliated stock funds and 40% of its total assets to affiliated bond funds (the "Underlying Funds"). Stock funds offer greater long-term capital appreciation potential, while bond funds help to moderate portfolio risk and provide income.

By investing in several Underlying Funds, the Portfolio achieves greater diversification. Stock fund holdings are diversified across market capitalization (large- and mid-size companies) and investment styles ("growth" and "value"), in both domestic and foreign markets. Bond fund holdings are also diversified across a range of short- to intermediate-term income-producing securities, which may include, but are not limited to, U.S. Government obligations and corporate debt securities.

 8 MODERATE PORTFOLIO

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Currency Hedging Risk

   o Debt Securities Risk
   o Derivatives Risk

   o Emerging Markets Risk

   o Foreign Investment Risk
   o Growth Style Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Multi-Style Management Risk
   o Regulatory Risk

   o Sector Emphasis Risk

   o Smaller Company Securities Risk

   o Stripped Securities Risk

   o Underlying Funds Risk
   o U.S. Government Obligations Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION

Under normal circumstances, the Portfolio's allocation of its assets across investment styles is generally as follows:


 INVESTMENT STYLE                                      ALLOCATION
 US Large Cap Equity                                      37.5%
 US Mid Cap Equity                                        15.0%
 International Equity                                      7.5%
 Ultra Short-Term and Short-Term Bond                     25.0%
 Intermediate-Term Bond                                   15.0%
 TOTAL                                                   100.0%

                                                            MODERATE PORTFOLIO 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio's returns over time. The Portfolio's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.




[GRAPHIC APPEARS HERE]


             Calendar Year Total Returns for the Investor Class/1/
                             as of 12/31 each year
1999     2000     2001      2002      2003     2004    2005    2006     2007
26.65%   -1.75%   -10.20%   -13.27%   20.18%   7.71%   4.62%   9.83%    6.49%


            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       18.81%
  Worst Quarter:      Q3    2001      -10.87%


          The Portfolio's year-to-date performance through March 31, 2008, was -4.88%.



 AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 2007                              1 YEAR        5 YEARS        LIFE OF PORTFOLIO/1/
 INVESTOR CLASS/1/
 Returns Before Taxes                                 6.49%          9.63%                4.88%
 Returns After Taxes on Distributions/2/              5.36%          8.71%                3.73%
 Returns After Taxes on Distributions and             4.22%          7.82%                3.52%
  Sale of Portfolio Shares/2/
 S&P 500 INDEX/3/                                     5.49%         12.82%                3.65%
  (reflects no deduction for expenses or
  taxes)
 MSCI EAFE INDEX/4/                                  11.17%         21.59%                7.47%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/5/         6.97%          4.42%                5.68%
  (reflects no deduction for expenses or
  taxes)



1 Investor Class shares incepted on December 31, 1998. Returns for the Investor
  Class shares and Indices shown in the Life of Portfolio column are as of the Portfolio inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 The Morgan Stanley Capital International Europe, Australasia and Far East
  ("MSCI EAFE") Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 10 MODERATE PORTFOLIO

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio
  assets)
  Management Fees                                         0.00%
  Distribution (12b-1) Fees                               0.00%
  Other Expenses/1/                                       0.93%
  Acquired Fund Fees and Expenses                         0.74%
  (Underlying Funds)/2/
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES               1.67%
  Fee Waivers                                             0.32%
  NET EXPENSES/3/                                         1.35%



1 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.

2 Reflects the pro-rata portion of the net operating expenses of the Underlying
  Funds in which the Portfolio invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses. Several factors may affect the Acquired Fund Fees and Expenses, including the following: 1) changes in the Underlying Funds' expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.

3 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio, including the Underlying Funds' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds and includes expenses allocated from the Underlying Funds in which the Portfolio invests. It assumes:
   o You invest $10,000 in the Portfolio for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Portfolio's operating expenses remain the same.

The fee waivers shown in the Annual Portfolio Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                    $137
   3 Years                   $495
   5 Years                   $877
  10 Years                 $1,949


                                                           MODERATE PORTFOLIO 11

AGGRESSIVE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

PORTFOLIO INCEPTION:
12/31/1998
INVESTOR CLASS
Ticker: SAGGX

INVESTMENT OBJECTIVE
The Aggressive Portfolio seeks total return, consisting primarily of capital appreciation with a secondary emphasis on current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:
   o  80% of total assets in stock funds; and
   o  20% of total assets in bond funds.

The percentage of the Portfolio's assets invested in stock or bond funds may temporarily deviate from the percentages indicated above due to changes in market values. The adviser rebalances the Portfolio when the Portfolio's assets deviate by a specified percentage from these percentages primarily through the use of daily cash flows.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We seek to achieve the Portfolio's investment objective by allocating 80% of its total assets to affiliated stock funds and 20% of its total assets to affiliated bond funds (the "Underlying Funds"). Stock funds offer greater long-term capital appreciation potential, while bond funds help to moderate portfolio risk and provide income.

By investing in several Underlying Funds, the Portfolio achieves greater diversification. Stock fund holdings are diversified across market capitalization (large- and mid-size companies) and investment styles ("growth" and "value"), in both domestic and foreign markets. Bond fund holdings are also diversified across a range of short- to intermediate-term income-producing securities, which may include, but are not limited to, U.S. Government obligations and corporate debt securities.

 12 AGGRESSIVE PORTFOLIO

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

   o Counter-Party Risk

   o Currency Hedging Risk

   o Debt Securities Risk
   o Derivatives Risk

   o Emerging Markets Risk

   o Foreign Investment Risk
   o Growth Style Investment Risk
   o High Yield Securities Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Multi-Style Management Risk
   o Regulatory Risk

   o Sector Emphasis Risk

   o Smaller Company Securities Risk

   o Stripped Securities Risk

   o Underlying Funds Risk
   o U.S. Government Obligations Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION

Under normal circumstances, the Portfolio's allocation of its assets across investment styles is generally as follows:


 INVESTMENT STYLE                                      ALLOCATION
 US Large Cap Equity                                      50.0%
 US Mid Cap Equity                                        20.0%
 International Equity                                     10.0%
 Ultra Short-Term and Short-Term Bond                     12.5%
 Intermediate-Term Bond                                    7.5%
 TOTAL                                                   100.0%

                                                         AGGRESSIVE PORTFOLIO 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio's returns over time. The Portfolio's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.




[GRAPHIC APPEARS HERE]


          Calendar Year Total Returns for the Investor Class/1/
                          as of 12/31 each year
1999     2000     2001      2002      2003     2004    2005     2006      2007
37.77%   -5.26%   -15.38%   -18.54%   26.10%   9.60%   5.40%    11.84%    6.81%


            BEST AND WORST QUARTER
  Best Quarter:       Q4    1999       25.02%
  Worst Quarter:      Q3    2001      -14.85%


          The Portfolio's year-to-date performance through March 31, 2008, was -6.96%.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007                              1 YEAR        5 YEARS        LIFE OF PORTFOLIO/1/
 INVESTOR CLASS/1/
  Returns Before Taxes                                6.81%         11.72%                5.11%
  Returns After Taxes on Distributions/2/             5.89%         11.02%                4.19%
  Returns After Taxes on Distributions and            4.42%          9.81%                3.90%
  Sale of Portfolio Shares/2/
 S&P 500 INDEX/3/                                     5.49%         12.82%                3.65%
  (reflects no deduction for expenses or
  taxes)
 MSCI EAFE INDEX/4/                                  11.17%         21.59%                7.47%
  (reflects no deduction for expenses or
  taxes)
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/5/         6.97%          4.42%                5.68%
  (reflects no deduction for expenses or
  taxes)



1 Investor Class shares incepted on December 31, 1998. Returns for the Investor
  Class shares and Indices shown in the Life of Portfolio column are as of the Portfolio inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index.
4 The Morgan Stanley Capital International Europe, Australasia and Far East
  ("MSCI EAFE") Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an index.
5 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman
  Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

 14 AGGRESSIVE PORTFOLIO

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investment)
  Maximum sales charge (load) imposed on                  None
  purchases
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                    None
   (AS A PERCENTAGE OF THE NET ASSET VALUE
  AT PURCHASE)


 ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio
  assets)
  Management Fees                                         0.00%
  Distribution (12b-1) Fees                               0.00%
  Other Expenses/1/                                       0.87%
  Acquired Fund Fees and Expenses                         0.84%
  (Underlying Funds)/2/
  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES               1.71%
  Fee Waivers                                             0.26%
  NET EXPENSES/3/                                         1.45%



1 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.

2 Reflects the pro-rata portion of the net operating expenses of the Underlying
  Funds in which the Portfolio invests. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses. Several factors may affect the Acquired Fund Fees and Expenses, including the following: 1) changes in the Underlying Funds' expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.

3 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio, including the Underlying Funds' fees and expenses, as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds and includes expenses allocated from the Underlying Funds in which the Portfolio invests. It assumes:
   o You invest $10,000 in the Portfolio for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Portfolio's operating expenses remain the same.

The fee waivers shown in the Annual Portfolio Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                    $148
   3 Years                   $513
   5 Years                   $904
  10 Years                 $1,998


                                                         AGGRESSIVE PORTFOLIO 15

THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

The Portfolios invest in affiliated open-end management investment companies with the investment styles listed below. All of these investments are referred to as the Underlying Funds.

     (1) STOCK FUNDS. Stock funds invest primarily in domestic or foreign common stocks or securities convertible into or exchangeable for common stock. The Underlying Funds may include stock funds holding large company stocks, small company stocks, and international stocks.

     (2) BOND FUNDS. Bond funds invest primarily in debt securities issued by companies, governments, or government agencies. The issuer of a bond is required to pay the bond holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments.

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE UNDERLYING FUNDS

The Portfolios' shareholders will bear indirectly a pro-rata portion of the expenses of the Underlying Funds. In addition, Funds Management, Wells Capital Management Incorporated ("Wells Capital Management") and their affiliates, including the Portfolios' distributor, will receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees and Wells Capital Management may receive sub-advisory fees from the Underlying Funds and Wells Fargo Bank, N.A. may receive fees for providing custody services to certain Underlying Funds. These fees are separate from and in addition to fees received by Funds Management and its affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds. Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the Underlying Funds.


 16 THE UNDERLYING FUNDS

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Portfolio as a whole are called "principal risks." The principal risks for each Portfolio and indirectly, the principal risk factors for the Underlying Funds in which each Portfolio invests, have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



COUNTER-PARTY RISK      When a Portfolio enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                        Portfolio is exposed to the risk that the other party will not fulfill its contract obligation.
                        Similarly, the Portfolio is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Portfolio agrees to repurchase them at a later date.
CURRENCY HEDGING RISK   An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.
DEBT SECURITIES RISK    Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                        Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 17

DERIVATIVES RISK          The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                          For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Portfolio's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Portfolio. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
EMERGING MARKETS RISK     Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                          Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
FOREIGN INVESTMENT RISK   Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.


 18 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.
HIGH YIELD SECURITIES RISK     High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                               grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
ISSUER RISK                    The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.
LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK                We cannot guarantee that a Portfolio will meet its investment objective. We do not guarantee the performance of a Portfolio, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 19

MARKET RISK                   The market price of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MORTGAGE- AND ASSET-BACKED    Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK               assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                              Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
MULTI-STYLE MANAGEMENT RISK   Because certain portions of a Portfolio's assets are managed by different portfolio managers using different styles, a Portfolio could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Portfolio using a single investment management style.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SECTOR EMPHASIS RISK          Investing a substantial portion of a Fund's assets in related industries or sectors may have greater risks because companies in these sectors may share common characteristics and may react similarly to market developments.
SMALLER COMPANY SECURITIES    Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                          liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.


 20 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

STRIPPED SECURITIES RISK      Stripped securities are the separate income or principal components of debt securities.
                              These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.
UNDERLYING FUNDS RISK         The risks associated with each Portfolio include the risks related to each Underlying Fund in which the Portfolio invests. We seek to reduce the risk of your investment by diversifying among mutual funds that invest in stocks and, in some cases, bonds and among different fund managers. You still have, however, the risks of investing in various asset classes, such as market risks related to stocks and, in some cases, bonds, as well as the risks of investing in a particular Underlying Fund, such as risks related to the particular investment management style and that the Underlying Fund may underperform other similarly managed funds. To the extent that an Underlying Fund actively trades its securities, a Portfolio will experience a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains. Investments in a Portfolio result in your incurring greater expenses than if you were to invest directly in the Underlying Funds in which the
                              Portfolio invests. There can be no assurance that any mutual fund, including an Underlying
                              Fund, will achieve its investment objective.
U.S. GOVERNMENT OBLIGATIONS   Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                          be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                              a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                              Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                              agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                              U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                              Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an
                              Underlying Fund that holds securities of the entity will be adversely impacted. U.S.
                              Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.
VALUE STYLE INVESTMENT RISK   Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 21

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Portfolios' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Portfolios. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


 22 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Portfolio's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Portfolios and approves the selection of various companies hired to manage the Portfolios' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Portfolios. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Portfolios. For providing these services, Funds Management is entitled to receive fees as described in each Portfolio's table of Annual Portfolio Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Portfolio is available in the Portfolios' semi-annual report for the fiscal half-yearyear ended August 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Portfolio and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Portfolio. Funds Management applies various policies to address these situations, but a Portfolio may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Portfolio shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Portfolio. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                ORGANIZATION AND MANAGEMENT OF THE PORTFOLIOS 23

The following portfolio managers are responsible for determining the asset allocation of the Portfolio's investments in various Underlying Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolios.



THOMAS C. BIWER, CFA     Mr. Biwer is jointly responsible for managing each Portfolio, which he has managed
Conservative Portfolio   since 2005. He participates in determining the asset allocations of the Portfolios'
Moderate Portfolio       investments in various Underlying Funds or styles. Since joining Funds Management in
Aggressive Portfolio     2005, Mr. Biwer has continued to serve as a portfolio manager and member of the
                         Asset Allocation Team. Prior to joining Funds Management, Mr. Biwer served as an investment manager and portfolio strategist for the Strong Advisor service since 1999.
                         Education: B.S. and M.B.A., University of Illinois.
CHRISTIAN L. CHAN, CFA   Mr. Chan is jointly responsible for managing each Portfolio, which he has managed
Conservative Portfolio   since 2005. He participates in determining the asset allocations of the Portfolios'
Moderate Portfolio       investments in various Underlying Funds or styles. Since joining Funds Management in
Aggressive Portfolio     2002, Mr. Chan has continued to serve as a member of the Asset Allocation Team and manager of the Investment Team. Prior to joining Funds Management, Mr. Chan served as a director in the Investments Department at mPower Advisors, LLC from 1999 to
                         2001. Education: B.A., American Studies, University of California at Los Angeles.
ANDREW OWEN, CFA         Mr. Owen is jointly responsible for managing each Portfolio, which he has managed
Conservative Portfolio   since 2005. He participates in determining the asset allocations of the Portfolios'
Moderate Portfolio       investments in various Underlying Funds or styles. Since joining Funds Management in
Aggressive Portfolio     1996, Mr. Owen has continued to serve as a member of the Asset Allocation Team and head of the Product and Investment Teams overseeing product development, acquisitions and investment management for Wells Fargo's mutual and comingled funds. Education: B.A., University of Pennsylvania; M.B.A., University of Michigan.


DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for each Portfolio. Under this arrangement, each Portfolio and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Portfolio's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Portfolio: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Portfolio to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Portfolio will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Portfolio's sub-advisory arrangements without obtaining shareholder approval. The Portfolio will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 24 ORGANIZATION AND MANAGEMENT OF THE PORTFOLIOS

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



SHAREHOLDER SERVICING PLAN
The Portfolios have a shareholder servicing plan. Under this plan, each Portfolio has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Portfolio pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Portfolio shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by each Portfolio for distribution and shareholder servicing, the Portfolio's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Portfolio, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Portfolio or for services to the Portfolio and its shareholders. These Additional Payments, which may be significant, are paid by the Portfolio's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Portfolio's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Portfolio on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Portfolio under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Portfolio's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Portfolio by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Portfolio attributable to the selling agent. In addition, representatives of the Portfolio's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Portfolio shares. The costs associated with such visits may be paid for by the Portfolio's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 25

PRICING PORTFOLIO SHARES
--------------------------------------------------------------------------------



The share price (net asset value per share or NAV) for a Portfolio is calculated each business day as of the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. ET). To calculate a Portfolio's NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Portfolio shares is effected is based on the next calculation of NAV after the order is placed. Each Portfolio does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Portfolio's assets that may be invested in other mutual funds, the Portfolio's NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Portfolio's assets invested directly in securities, the Portfolio's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Portfolio could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Portfolio shares.


 26 PRICING PORTFOLIO SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------



You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Portfolio. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Portfolio name when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)


                                                       HOW TO OPEN AN ACCOUNT 27

HOW TO BUY SHARES
--------------------------------------------------------------------------------


This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Portfolio shares held through brokerage and other types of accounts, please consult your selling agent.


 MINIMUM INVESTMENTS               INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts                  $2,500                                             $100
 IRAs, IRA rollovers, Roth IRAs    $1,000                                             $100
 UGMA/UTMA accounts                $1,000                                              $50
 Employer Sponsored                no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                     OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------------- -------------------------------------------------- -------------------------------------
 By Internet                       You may open an account online and fund            o To buy additional shares or buy
---------------------------------
                                  your account with an Electronic Funds              shares of a new Portfolio, visit
                                  Transfer from your bank account, by Federal        www.wellsfargo.com/
                                  Wire, or by sending us a check. Initial            advantagefunds.
                                  investments made online are limited to             o Subsequent online purchases
                                  $25,000. Visit www.wellsfargo.com/                 have a minimum of $100 and a
                                  advantagefunds.                                    maximum of $100,000. You may
                                  -------
                                                                                     be eligible for an exception to
                                                                                     this maximum. Please call
                                                                                     Investor Services at
                                                                                     1-800-222-8222 for more
                                                                                     information.
                                                                                     -----
 By Mail                           o Complete and sign your account                   o Enclose a voided check (for
---------------------------------
                                  application.                                       checking accounts) or a deposit
                                  o Mail the application with your check made        slip (savings accounts).
                                  payable to the Portfolio to Investor               Alternatively, include a note
                                  Services at:                                       with your name, the Portfolio
                                                                                     name, and your account
                                                    REGULAR MAIL
                                  --------------------------------------------------
                                                                                     number.
                                            WELLS FARGO ADVANTAGE FUNDS
                                                                                     o Mail the deposit slip or note
                                                   P.O. Box 8266
                                                                                     with your check made payable
                                               Boston, MA 02266-8266
                                                                                     to the Portfolio to the address
                                                   OVERNIGHT ONLY                    on the left.
                                  -------------------------------------------------- -------------------------------------
                                            WELLS FARGO ADVANTAGE FUNDS
                                         c/o Boston Financial Data Services
                                                    30 Dan Road
                                               Canton, MA 02021-2809
                                  --------------------------------------------------
 By Telephone                      A new account may not be opened by                 To buy additional shares or to buy
---------------------------------
                                  telephone unless you have another Wells            shares of a new Portfolio call:
                                  Fargo Advantage Fund account with your             o Investor Services at
                                  bank information on file. If you do not            1-800-222-8222 or
                                  currently have an account, refer to the section    o 1-800-368-7550 for the
                                  on buying shares by mail or wire.                  automated phone system.
                                  -------------------------------------------------- -------------------------------------


 28 HOW TO BUY SHARES

 BUYING SHARES
------------------------------------------------------------------------------------------------------------------
                            OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                           ----------------------------------------------- ---------------------------------------
 In Person                  Investors are welcome to visit the Investor     See instructions shown to the left.
--------------------------                                                 --------------------------------------
                           Center in person to ask questions or conduct
                           any Portfolio transaction. The Investor Center
                           is located at 100 Heritage Reserve,
                           Menomonee Falls,Wisconsin 53051.
                           -----------------------------------------------
 By Wire                    o Complete, sign and mail your account          To buy additional shares, instruct
--------------------------
                           application (refer to the section on buying     your bank or financial institution to
                           shares by mail)                                 use the same wire instructions
                           o Provide the following instructions to your    shown to the left.
                                                                           --------------------------------------
                           financial institution:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Portfolio, Account
                           Number and any applicable
                           share class)
                           Account Name: Provide your
                           name as registered on the
                           Portfolio account
                           -----------------------------------------------
 Through Your Investment    Contact your investment representative.         Contact your investment
 Representative                                                            representative.

-------------------------- ----------------------------------------------- --------------------------------------


GENERAL NOTES FOR BUYING SHARES
   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO PORTFOLIO NAMED. When all or a portion of a payment is received for investment without a clear Portfolio designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Portfolio and its shareholders.


   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $100 if you sign up for at least a $100 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.


                                                            HOW TO BUY SHARES 29

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Portfolio shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES        TO SELL SOME OR ALL OF YOUR SHARES
--------------------- ----------------------------------------------------------------------
 Minimum Redemption    $100 (or remainder of account balance)
--------------------- ----------------------------------------------------------------------
 By Internet           Visit our Web site at www.wellsfargo.com/advantagefunds.
---------------------
                      Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
                      ----------------------------------------------------------------------
 By Mail               o Send a Letter of Instruction providing your name, account number, the Portfolio from which you wish to redeem and the dollar amount you wish to receive (or write "Full Redemption"
                      to redeem your remaining account balance) to the address
                      below.
                      o Make sure all account owners sign the request exactly as their names appear on the account application.
                      o  A medallion guarantee may be required under certain
                      circumstances (see "General Notes for Selling Shares").
                                                       REGULAR MAIL
--------------------- ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                                  P.O. Box 8266
                                              Boston, MA 02266-8266
                                                 OVERNIGHT ONLY
                      ----------------------------------------------------------------------
                                           WELLS FARGO ADVANTAGE FUNDS
                                       c/o Boston Financial Data Services
                                                   30 Dan Road
                                              Canton, MA 02021-2809
                      ----------------------------------------------------------------------
 By Wire               o To arrange for a Federal Funds wire, call 1-800-222-8222.
---------------------
                      o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                      o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                      o There is a $10 fee for each request.
                      ----------------------------------------------------------------------
 In Person             Investors are welcome to visit the Investor Center in person to ask
---------------------
                      questions or conduct any Portfolio transaction. The Investor
                      Center is located at 100 Heritage Reserve, Menomonee Falls,
                      Wisconsin 53051.
                      ----------------------------------------------------------------------


 30 HOW TO SELL SHARES

 SELLING SHARES                            TO SELL SOME OR ALL OF YOUR SHARES
----------------------------------------- ------------------------------------------------------------------
 By Telephone /                            o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer (EFT)          use the automated phone system 1-800-368-7550.
-----------------------------------------
                                          o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                          application or subsequently in writing.
                                          o Redemption requests may not be made by phone if the
                                          address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                                          o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                                          or transferred to a linked bank account.
                                          o Transfers made to a Wells Fargo Bank account are made
                                          available sooner than transfers to an unaffiliated institution.
                                          o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                          market funds, and next day for all other WELLS FARGO ADVANTAGE
                                          FUNDS.
                                          o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                                          NOTE: Telephone transactions such as redemption requests
                                          made over the phone generally require only one of the
                                          account owners to call unless you have instructed us
                                          otherwise.
                                          -----------------------------------------------------------------
 Through Your Investment Representative    Contact your investment representative.

----------------------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o WIRE FEES. Typically, there is a $10 fee for wiring funds, however we reserve the right to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges they may assess for an incoming wire transfer.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will

                                                           HOW TO SELL SHARES 31
     not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

 32 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Portfolio; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Portfolio shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Portfolio through an exchange, you must exchange at least the minimum initial purchase amount for the new Portfolio, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES


The Portfolios reserve the right to reject any purchase or exchange order for any reason. The Portfolios are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Portfolio determines could harm the Portfolio may be rejected.


Excessive trading by Portfolio shareholders can negatively impact a Portfolio and its long-term shareholders in several ways, including disrupting Portfolio investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Portfolio shares can negatively impact a Portfolio's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Portfolios may be more susceptible than others to these negative effects. For example, Portfolios that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Portfolios to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Portfolios that have a greater percentage of their investments in small company securities may be more susceptible than other Portfolios to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Portfolios also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Portfolios actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Portfolio shareholders. The Board has approved the Portfolios' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Portfolio by increasing expenses or lowering returns. In this regard, the Portfolios take steps to avoid accommodating frequent purchases and redemptions of shares by Portfolio shareholders.Funds Management monitors available shareholder trading information across all Portfolios on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Portfolio within 30 calendar days. Such investor will be precluded from investing in the Portfolio for a period of 30 calendar days.

A financial intermediary through whom you may purchase shares of the Portfolio may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Portfolio shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own


                                                       HOW TO EXCHANGE SHARES 33
internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Portfolio shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


 34 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Portfolio account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Portfolio of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Portfolio expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

                                                             ACCOUNT POLICIES 35

STATEMENTS AND CONFIRMATIONS

Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Portfolio shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF PORTFOLIO DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Portfolio prospectuses, shareholder reports and other Portfolio documents electronically. If you make this election, you will be notified by e-mail when the most recent Portfolio documents or statements are available for viewing and downloading on the Portfolios' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Portfolio documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Portfolios' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Portfolio documents electronically at any time by logging into your account online or by calling 1-800-359-3379.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 36 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Aggressive and Moderate Portfolios make distributions of any net investment income at least annually and the Conservative Portfolio makes such distributions quarterly, while distributions of any realized net capital gains are made annually for the Portfolios. Please contact your institution for distribution options. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.


We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the Portfolio that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Portfolio and account the distributions are coming from, and the Portfolio and account to which the distributions are being directed. You must meet any required minimum purchases in both Portfolios prior to establishing this option.

                                                                DISTRIBUTIONS 37

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Portfolios and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Portfolio shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Portfolio's shareholders substantially all of the Portfolio's net investment income and realized net capital gains, if any. Distributions from a Portfolio's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Portfolio's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. These reduced rates of tax will expire after December 31, 2010.


Distributions from a Portfolio normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Portfolio shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Portfolio shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Portfolio when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Portfolio sells the appreciated securities and distributes the gain. The Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Portfolio shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Portfolio shares may be disallowed.


In certain circumstances, Portfolio shareholders may be subject to backup withholding taxes.


 38 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Portfolios' financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Portfolios' financial statements, is also contained in the Portfolios' annual report, a copy of which is available upon request.


                                                         FINANCIAL HIGHLIGHTS 39

CONSERVATIVE PORTFOLIO
INVESTOR CLASS SHARES - COMMENCED DECEMBER 31, 1998
For a share outstanding throughout each period


                                   FEB. 29,       FEB. 28,      FEB. 28,      DEC. 31,      DEC. 31,      DEC. 31,
 FOR THE PERIOD ENDED:              2008           2007        2006/1/         2005          2004          2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $10.44         $10.06         $9.92         $9.86         $9.54         $8.59
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                             0.41           0.35          0.04          0.30          0.21          0.19
  Net realized and
   unrealized gain (loss)
   on investments                    (0.11)          0.37          0.10          0.06          0.36          1.00
                                  --------       --------       -------       -------       -------       -------
  Total from investment
   operations                         0.30           0.72          0.14          0.36          0.57          1.19
                                  --------       --------       -------       -------       -------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.41)         (0.34)         0.00         (0.30)        (0.25)        (0.24)
  Distributions from net
   realized gain                     (0.01)          0.00          0.00          0.00          0.00          0.00
                                  --------       --------       -------       -------       -------       -------
  Total distributions                (0.42)         (0.34)         0.00         (0.30)        (0.25)        (0.24)
                                  --------       --------       -------       -------       -------       -------
 NET ASSET VALUE, END OF
PERIOD                              $10.32         $10.44        $10.06         $9.92         $9.86         $9.54
                                  ========       ========      ========       =======       =======       =======
 TOTAL RETURN/2/                      2.75%          7.27%         1.41%         3.68%         5.99%        13.99%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $8,949        $13,468       $13,754       $14,760       $18,227       $33,915
  Ratio of net investment
   income (loss) to
   average net assets/3/              3.47%          3.34%         2.54%         2.83%         1.98%         2.03%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/             1.31%          1.28%         1.01%         0.97%         0.60%         0.46%
  Waived fees and
   reimbursed expenses/3/            (0.70)%        (0.68)%       (0.41)%       (0.57)%       (0.48)%       (0.25)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/3,4/           0.60%          0.60%         0.60%         0.40%         0.12%         0.21%
  Portfolio turnover rate/5/            41%            24%            2%           42%           70%           47%


1 In 2006, the Portfolio changed its fiscal year-end from December 31 to
  February 28.
2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 These ratios do not include expenses from the underlying funds.
5 Portfolio turnover rates presented for periods of less than one year are not annualized.

 40 FINANCIAL HIGHLIGHTS

MODERATE PORTFOLIO
INVESTOR CLASS SHARES - COMMENCED DECEMBER 31, 1998
For a share outstanding throughout each period


                                   FEB. 29,      FEB. 28,      FEB. 28,       DEC. 31,      DEC. 31,      DEC. 31,
 FOR THE PERIOD ENDED:              2008          2007         2006/1/         2005          2004          2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $11.18        $10.60         $10.40        $10.19         $9.69         $8.19
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                             0.36          0.31           0.03          0.26          0.18          0.12
  Net realized and
   unrealized gain (loss)
   on investments                    (0.20)         0.58           0.17          0.21          0.57          1.53
                                  --------      --------       --------      --------       -------       -------
  Total from investment
   operations                         0.16          0.89           0.20          0.47          0.75          1.65
                                  --------      --------       --------      --------       -------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.36)        (0.31)       0.00/2/         (0.26)        (0.25)        (0.15)
  Distributions from net
   realized gain                      0.00          0.00           0.00          0.00          0.00          0.00
                                  --------      --------      ---------      --------       -------       -------
  Total distributions                (0.36)        (0.31)          0.00         (0.26)        (0.25)        (0.15)
                                  --------      --------      ---------      --------       -------       -------
 NET ASSET VALUE, END OF
PERIOD                              $10.98        $11.18         $10.60        $10.40        $10.19         $9.69
                                  ========      ========      =========      ========      ========       =======
 TOTAL RETURN/3/                      1.31%         8.43%          1.93%         4.62%         7.71%        20.18%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $32,614       $36,415        $36,014       $36,783       $49,742       $72,629
  Ratio of net investment
   income (loss) to
   average net assets/4/              2.91%         2.64%          1.60%         2.28%         1.44%         1.41%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4/             0.98%         0.97%          1.21%         0.82%         0.45%         0.40%
  Waived fees and
   reimbursed expenses/4/            (0.38)%       (0.38)%        (0.62)%       (0.44)%       (0.35)%       (0.18)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/4,5/           0.60%         0.59%          0.59%         0.38%         0.10%         0.22%
  Portfolio turnover rate/6/            25%           25%             3%           38%           58%           20%


1 In 2006, the Portfolio changed its fiscal year-end from December 31 to
  February 28.
2 Amount calculated is less than $0.005.
3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 These ratios do not include expenses from the underlying funds.
6 Portfolio turnover rates presented for periods of less than one year are not annualized.

                                                         FINANCIAL HIGHLIGHTS 41

AGGRESSIVE PORTFOLIO
INVESTOR CLASS SHARES - COMMENCED DECEMBER 31, 1998
For a share outstanding throughout each period


                                    FEB. 29,        FEB. 28,      FEB. 28,      DEC. 31,      DEC. 31,      DEC. 31,
 FOR THE PERIOD ENDED:               2008            2007        2006/1/         2005          2004          2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                            $11.79          $10.95        $10.70        $10.33         $9.61         $7.69
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.31            0.23          0.01          0.20          0.11          0.07
  Net realized and
   unrealized gain (loss)
   on investments                     (0.32)           0.84          0.25          0.36          0.81          1.94
                                   --------        --------      --------      --------       -------       -------
  Total from investment
   operations                         (0.01)           1.07          0.26          0.56          0.92          2.01
                                   --------        --------      --------      --------       -------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.31)          (0.23)        (0.01)        (0.19)        (0.20)        (0.09)
  Distributions from net
   realized gain                       0.00            0.00          0.00          0.00          0.00          0.00
                                   --------        --------      --------      --------       -------       -------
  Total distributions                 (0.31)          (0.23)        (0.01)        (0.19)        (0.20)        (0.09)
                                   --------        --------      --------      --------       -------       -------
 NET ASSET VALUE, END OF
PERIOD                               $11.47          $11.79        $10.95        $10.70        $10.33         $9.61
                                   ========        ========      ========      ========      ========       =======
 TOTAL RETURN/2/                      (0.26)%          9.73%         2.44%         5.40%         9.60%        26.10%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $27,465         $30,373       $25,309       $26,215       $26,514       $35,394
  Ratio of net investment
   income (loss) to
   average net assets/3/               2.32%           2.06%         0.41%         1.90%         0.91%         0.84%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/              0.91%           0.93%         0.88%         0.86%         0.51%         0.55%
  Waived fees and
   reimbursed expenses/3/             (0.31)%         (0.34)%       (0.29)%       (0.51)%       (0.42)%       (0.32)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/3,4/            0.60%           0.59%         0.59%         0.35%         0.09%         0.23%
  Portfolio turnover rate/5/             28%             18%            1%           42%           61%           30%


1 In 2006, the Portfolio changed its fiscal year-end from December 31 to
  February 28.
2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and/or reimbursed as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 These ratios do not include the expenses from the underlying funds.
5 Portfolio turnover rates presented for periods of less than one year are not annualized.^

 42 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Portfolio is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Portfolio performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                             078LSIV/P706 (7-08)
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                  JULY 1, 2008


                                   Prospectus

                                  Classes A, B

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - MONEY MARKET FUNDS

California Tax-Free Money Market Fund

Government Money Market Fund

Minnesota Money Market Fund

Money Market Fund

National Tax-Free Money Market Fund

Treasury Plus Money Market Fund

100% Treasury Money Market Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS

INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information             3
California Tax-Free Money        5
  Market Fund
Government Money Market Fund     8
Minnesota Money Market Fund     11
Money Market Fund               14
National Tax-Free Money         17
  Market Fund
Treasury Plus Money Market      20
  Fund
100% Treasury Money Market      23
  Fund
Description of Principal        26
  Investment Risks
Portfolio Holdings              29
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management     30
  of the Funds
About Wells Fargo Funds Trust   30
The Investment Adviser          30
The Sub-Adviser                 31


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



Investments in Money Market    32
  Fund Class B Shares
Compensation to Dealers and    34
  Shareholder
   Servicing Agents
Pricing Fund Shares            36
How to Open an Account         37
How to Buy Shares              38
How to Sell Shares             41
How to Exchange Shares         44
Account Policies               45


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   47
Taxes                           48
Financial Highlights            49
For More Information    Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management) or the sub-adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Government Money Market Fund, Treasury Plus Money Market Fund and 100% Treasury Money Market Fund disclosed in each Fund's "Principal Investments" section may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice. The investment policies of the California Tax-Free Money Market Fund, Minnesota Money Market Fund and National Tax-Free Money Market Fund concerning "80% of the Fund's net assets" may only be changed with shareholder approval.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

--------------------------------------------------------------------------------
ABOUT WELLS FARGO ADVANTAGE MONEY MARKET FUNDS
All Wells Fargo Advantage Money Market Funds seek to provide current income, while preserving capital and liquidity by investing in a portfolio of money market instruments. A Fund may have additional investment objectives or restrictions.

Money market instruments are high quality, short-term investments that present minimal credit risk and may include securities such as U.S. Government obligations, bank obligations, corporate bonds, commercial paper, municipal securities, asset- and mortgage-backed securities, and repurchase agreements.

All Wells Fargo Advantage Money Market Funds are managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, which provides that:
   o Each Fund will seek to maintain a net asset value of $1.00 per share.
   o Each Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.
   o The dollar-weighted average maturity of each Fund will be 90 days or less.
   o Each Fund will invest only in U.S. dollar-denominated securities.
   o Each Fund will value its assets based on the total market value of all of the securities it holds using the amortized cost method.

In order to obtain a rating from a rating organization, some Funds may observe additional investment restrictions.

Under normal circumstances, the Funds will invest the majority of their assets in First Tier securities. Consistent with Rule 2a-7, a First Tier security is any security that has received the highest possible short-term rating for debt obligations from any two nationally recognized statistical rating organizations (NRSRO), has received one such rating if rated by only one NRSRO, or is deemed by us to be of comparable quality if unrated. A Government security is considered a First Tier security.

 4 KEY FUND INFORMATION

CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
1/1/1992
CLASS A
Ticker: SGCXX

INVESTMENT OBJECTIVE
The California Tax-Free Money Market Fund seeks current income exempt from federal income tax and California individual income tax, while preserving capital and liquidity.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:


o  exclusively in high-quality, short-term money market instruments; and
o at least 80% of the Fund's net assets in municipal obligations that pay interest exempt from California individual income tax, federal income tax and federal alternative minimum tax (AMT).


We may also invest:


o up to 20% of the Fund's net assets in municipal obligations that pay interest subject to federal AMT.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of the state of California, its cities, municipalities, political subdivisions and other public authorities. These investments may have fixed, floating, or variable rates of interest. We may invest a portion of the Fund's total assets in the securities of territories and possessions of the U.S. or their political subdivisions and financing authorities, that pay interest exempt from federal income tax, including federal AMT, and California individual income tax. We will only purchase First Tier securities. The Fund is considered to be non-diversified.

We invest principally in municipal obligations that pay interest exempt from California individual income tax, federal income tax and federal AMT. The Fund attempts to invest exclusively in municipal obligations that pay interest exempt from California individual income tax and federal income tax however, it is possible that the Fund may invest up to 20% of its net assets in high-quality, short-term money market instruments that pay interest subject to California individual income tax, federal income tax or federal AMT.


Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.


The Fund may temporarily deviate from its principal investment strategies by investing its assets in high-quality, short-term money market instruments that pay interest subject to California individual income tax, federal income tax or federal AMT. Circumstances in which the Fund may invest in these securities include, but are not limited to, periods of low or no availability of eligible municipal obligations or in order to manage liquidity. If the Fund invests in taxable securities, it may distribute taxable income.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

   o  California Municipal Securities Risk
   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Management Risk

   o  Market Risk
   o  Money Market Fund Risk
   o  Municipal Securities Risk
   o  Non-Diversification Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                         CALIFORNIA TAX-FREE MONEY MARKET FUND 5

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                                      CALENDAR YEAR RETURNS FOR CLASS A
                                            AS OF 12/31 EACH YEAR
1998       1999       2000       2001       2002       2003       2004       2005       2006       2007
2.61%      2.42%      3.05%      1.90%      0.81%      0.39%      0.58%      1.75%      2.77%      2.98%


        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     0.82%
  Worst Quarter:      Q3 '03     0.06%


          The Fund's year-to-date performance through March 31, 2008, was 0.50%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007             1 YEAR        5 YEARS       10 YEARS
 CLASS A                              2.98%         1.69%         1.92%


 6 CALIFORNIA TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.28%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.55%
  TOTAL ANNUAL FUND                    0.83%
  OPERATING EXPENSES
  Fee Waivers                          0.18%
  NET EXPENSES/3/                      0.65%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.30% for the first $1 billion; 0.275% for the next $4 billion; and 0.25% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.


3 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this date, the net operating expense ratios may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                  $66
   3 Years                $247
   5 Years                $443
  10 Years              $1,009


                                         CALIFORNIA TAX-FREE MONEY MARKET FUND 7

GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
11/16/1987
CLASS A
Ticker: WFGXX

INVESTMENT OBJECTIVE
The Government Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments that consist of U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of short-term U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations. These investments may have fixed, floating, or variable rates of interest.

Our security selection is based on several factors, including yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Management Risk

   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 8 GOVERNMENT MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                 CALENDAR YEAR RETURNS FOR CLASS A/1/
                         AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
4.81%   4.46%   5.73%   3.54%   1.19%   0.52%   0.77%   2.62%   4.45%   4.62%


        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     1.48%
  Worst Quarter:      Q3 '03     0.11%


          The Fund's year-to-date performance through March 31, 2008, was 0.72%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/                        4.62%        2.58%          3.26%


1 Class A shares incepted on November 8, 1999. Performance shown prior to the inception of the Class A shares reflects the performance of the Service Class shares, adjusted to reflect Class A expenses.

                                                  GOVERNMENT MONEY MARKET FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.54%
  TOTAL ANNUAL FUND                    0.64%
  OPERATING EXPENSES/2/


1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The total annual fund operating expense ratio of the Fund fell below its contractual net operating expense ratio limit for the most recent fiscal year. The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio at 0.65%. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                $66
   3 Years              $206
   5 Years              $358
  10 Years              $799


 10 GOVERNMENT MONEY MARKET FUND

MINNESOTA MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
8/14/2000
CLASS A
Ticker: WMNXX

INVESTMENT OBJECTIVE
The Minnesota Money Market Fund seeks current income exempt from federal income tax and Minnesota individual income tax, but not the federal AMT, while preserving capital and liquidity.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:
o  exclusively in high-quality, short-term money market instruments ; and
o at least 80% of the Fund's net assets in municipal obligations that pay interest exempt from Minnesota individual income tax, although it is our intention to invest substantially all of the Fund's assets in such obligations.

We may also invest:


o  any amount in securities that pay interest subject to federal AMT.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of the state of Minnesota, its cities, municipalities, political subdivisions and other public authorities. We invest principally in municipal obligations that pay interest exempt from Minnesota individual income tax and federal income tax, but not necessarily federal AMT. These investments may have fixed, floating, or variable rates of interest. We may invest a portion of the Fund's total assets in the securities of territories and possessions of the U.S. or their political subdivisions and financing authorities, that pay interest exempt from federal income tax and Minnesota individual income tax. We will only purchase First Tier securities. We may invest 25% or more of the Fund's total assets in industrial development bonds and in participation interests in these securities. The Fund is considered to be non-diversified.


Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.


The Fund may temporarily deviate from its principal investment strategies by investing its assets in high-quality, short-term money market instruments that pay interest subject to Minnesota individual income tax or federal income tax. Circumstances in which the Fund may invest in these securities include, but are not limited to, periods of low or no availability of eligible municipal obligations or in order to manage liquidity. If the Fund invests in taxable securities, it may distribute taxable income.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Management Risk
   o  Market Risk

   o  Minnesota Municipal Securities Risk
   o  Money Market Fund Risk
   o  Municipal Securities Risk
   o  Non-Diversification Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                  MINNESOTA MONEY MARKET FUND 11

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


     CALENDAR YEAR RETURNS FOR CLASS A/1/
             AS OF 12/31 EACH YEAR
2001    2002    2003    2004    2005    2006    2007
2.23%   0.84%   0.33%   0.47%   1.64%   2.68%   2.92%



        BEST AND WORST QUARTER
  Best Quarter:       Q2 '07     0.75%
  Worst Quarter:      Q3 '03     0.05%



          The Fund's year-to-date performance through March 31, 2008, was 0.47%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       LIFE OF FUND
 CLASS A/1/                        2.92%        1.60%            1.69%


1 Class A shares incepted on August 14, 2000. Returns for the Fund shown in the Life of Fund column are as of the Fund inception date.

 12 MINNESOTA MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.30%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.58%
  TOTAL ANNUAL FUND                    0.88%
  OPERATING EXPENSES
  Fee Waivers                          0.08%
  NET EXPENSES/3/                      0.80%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.30% for the first $1 billion; 0.275% for the next $4 billion; and 0.25% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.


3 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this date, the net operating expense ratios may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                  $82
   3 Years                $273
   5 Years                $480
  10 Years              $1,077


                                                  MINNESOTA MONEY MARKET FUND 13

MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
7/1/1992
CLASS A
Ticker: STGXX
CLASS B
Ticker: N/A

INVESTMENT OBJECTIVE
The Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Management Risk
   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 14 MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                   CALENDAR YEAR RETURNS FOR CLASS A
                         AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
4.95%   4.60%   5.80%   3.52%   1.16%   0.49%   0.68%   2.53%   4.38%   4.67%


        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     1.49%
  Worst Quarter:      Q3 '03     0.09%


          The Fund's year-to-date performance through March 31, 2008, was 0.79%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007             1 YEAR        5 YEARS       10 YEARS
 CLASS A                              4.67%       2.54%          3.26%
 CLASS B/1/                          -1.11%       1.53%          2.58%


1 Returns reflect the maximum CDSC for the period shown.

                                                            MONEY MARKET FUND 15

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                  CLASS A        CLASS B
  Maximum sales charge                None           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales              None        5.00%/1/
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                CLASS A        CLASS B
  Management Fees/2/                0.26%          0.26%
  Distribution (12b-1) Fees         0.00%          0.75%
  Other Expenses/3/                 0.55%          0.56%
  TOTAL ANNUAL FUND                 0.81%          1.57%
  OPERATING EXPENSES
  Fee Waivers                       0.05%          0.06%
  NET EXPENSES/4/                   0.76%          1.51%


1 If you exchange Class B shares of a Fund for Money Market Fund Class B shares, and then redeem your Money Market Fund shares, you will be assessed the CDSC applicable to the exchanged shares.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.30% for the first $1 billion; 0.275% for the next $4 billion; and 0.25% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company.

4 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this date, the net operating expense ratios may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


                                    CLASS A         CLASS B
 If you sell your shares at
the end of the period:
   1 Year                              $78            $654
   3 Years                            $254            $790
   5 Years                            $445          $1,049
  10 Years                            $997          $1,562
 If you do NOT sell your
shares at the end of the
period:
   1 Year                              $78            $154
   3 Years                            $254            $490
   5 Years                            $445            $849
  10 Years                            $997          $1,562


 16 MONEY MARKET FUND

NATIONAL TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
1/7/1988
CLASS A
Ticker: NWMXX

INVESTMENT OBJECTIVE
The National Tax-Free Money Market Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments. At least 80% of the Fund's net assets are invested in municipal obligations that pay interest exempt from federal income tax and federal alternative minimum tax (AMT).

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions or financing authorities. These investments may have fixed, floating, or variable rates of interest. We will only purchase First Tier securities.


We invest principally in municipal obligations that pay interest exempt from federal income tax and federal AMT. The Fund attempts to invest exclusively in these securities; however, it is possible that the Fund may invest up to 20% of its net assets in high quality, short-term money market instruments that pay interest subject to federal income tax or federal AMT.


Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.


The Fund may temporarily deviate from its principal investment strategies by investing its assets in high-quality, short-term money market instruments that pay interest subject to federal income tax or federal AMT. Circumstances in which the Fund may invest in these securities include, but are not limited to, periods of low or no availability of eligible municipal obligations or in order to manage liquidity. If the Fund invests in taxable securities, it may distribute taxable income.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Management Risk

   o  Market Risk
   o  Money Market Fund Risk
   o  Municipal Securities Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                          NATIONAL TAX-FREE MONEY MARKET FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                 CALENDAR YEAR RETURNS FOR CLASS A/1/
                         AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
2.99%   2.70%   3.61%   2.34%   0.98%   0.46%   0.60%   1.80%   2.83%   3.04%


        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     0.95%
  Worst Quarter:      Q3 '03     0.08%


          The Fund's year-to-date performance through March 31, 2008, was 0.52%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/                        3.04%        1.74%          2.13%


1 Class A shares incepted on July 28, 2003. Performance shown prior to the inception of the Class A shares reflects the performance of the Service Class shares, adjusted to reflect Class A expenses.

 18 NATIONAL TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.55%
  TOTAL ANNUAL FUND                    0.65%
  OPERATING EXPENSES
  Fee Waivers                          0.00%
  NET EXPENSES/2/                      0.65%

1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this date, the net operating expense ratios may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                $66
   3 Years              $208
   5 Years              $362
  10 Years              $810

                                          NATIONAL TAX-FREE MONEY MARKET FUND 19

TREASURY PLUS MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
10/1/1985
CLASS A
Ticker: PIVXX

INVESTMENT OBJECTIVE
The Treasury Plus Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments that consist of U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We actively manage a portfolio of short-term obligations issued by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury obligations.



Our security selection is based on several factors, including yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Management Risk
   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 20 TREASURY PLUS MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                 CALENDAR YEAR RETURNS FOR CLASS A/1/
                         AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
4.87%   4.41%   5.66%   3.51%   1.20%   0.53%   0.68%   2.49%   4.37%   4.36%


        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     1.48%
  Worst Quarter:      Q3 '03     0.10%


          The Fund's year-to-date performance through March 31, 2008, was 0.50%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/                        4.36%        2.47%          3.19%


1 Class A shares incepted on July 28, 2003. Performance shown prior to the inception of the Class A shares reflects the performance of the Service Class shares, adjusted to reflect Class A expenses.

                                              TREASURY PLUS MONEY MARKET FUND 21

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.55%
  TOTAL ANNUAL FUND                    0.65%
  OPERATING EXPENSES
  Fee Waivers                          0.00%
  NET EXPENSES/2/                      0.65%

1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this date, the net operating expense ratios may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                $66
   3 Years              $208
   5 Years              $362
  10 Years              $810

 22 TREASURY PLUS MONEY MARKET FUND

100% TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
12/3/1990
CLASS A
Ticker: WFTXX

INVESTMENT OBJECTIVE
The 100% Treasury Money Market Fund seeks current income exempt from most state and local individual income taxes, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments that consist of U.S. Treasury obligations.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of short-term obligations issued by the U.S.
        Treasury.

Our security selection is based on several factors, including yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Management Risk

   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                              100% TREASURY MONEY MARKET FUND 23

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                 CALENDAR YEAR RETURNS FOR CLASS A/1/
                         AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
4.60%   4.23%   5.42%   3.39%   1.11%   0.44%   0.62%   2.35%   4.13%   4.12%


         BEST AND WORST QUARTER
  Best Quarter:        Q4 '00      1.40%
  Worst Quarter:       Q1 '04      0.07%


          The Fund's year-to-date performance through March 31, 2008, was 0.55%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/                        4.12%        2.32%          3.03%


1 Class A shares incepted on November 8, 1999. Performance shown prior to the inception of the Class A shares reflects the performance of the Service Class shares, adjusted to reflect Class A expenses.

 24 100% TREASURY MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.28%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.55%
  TOTAL ANNUAL FUND                    0.83%
  OPERATING EXPENSES
  Fee Waivers                          0.18%
  NET EXPENSES/3/                      0.65%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.30% for the first $1 billion; 0.275% for the next $4 billion; and 0.25% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.


3 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratios shown. After this date, the net operating expense ratios may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                  $66
   3 Years                $247
   5 Years                $443
  10 Years              $1,009


                                              100% TREASURY MONEY MARKET FUND 25

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



CALIFORNIA MUNICIPAL     Events in California are likely to affect a Fund's investments in California municipal securities.
SECURITIES RISK          Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, housing and construction, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities.

COUNTER-PARTY RISK       When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                         Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                         Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK     Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                         Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

FOREIGN INVESTMENT RISK  Investments in foreign obligations are subject to more risks than U.S. domestic obligations.
                         These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, returns realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities may involve foreign withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently than U.S. markets.

ISSUER RISK              The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.


 26 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK           Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

MANAGEMENT RISK         We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK             The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

MINNESOTA MUNICIPAL     Events in Minnesota are likely to affect a Fund's investments in Minnesota municipal
SECURITIES RISK         securities. Although Minnesota has a relatively diverse economy, its economy relies significantly on agriculture and the manufacturing of computers, electronics and food products. Adverse conditions affecting any of these areas could have a disproportionate impact on Minnesota municipal securities.

MONEY MARKET FUND RISK  Although each Fund seeks to maintain the value of your investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a
                        Fund. Generally, short-term funds such as money market funds do not earn as high a level of income as funds that invest in longer-term instruments. Because the Funds invest in short-
                        term instruments, the Fund's dividend yields may be low when short-term market interest rates are low.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 27

MUNICIPAL SECURITIES RISK    Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. A Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation may affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects.
                             Although the Funds strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal AMT for certain of the Funds, some income earned by Fund investments may be subject to such taxes. The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by a Fund. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

NON-DIVERSIFICATION RISK     Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A
                             "diversified" investment company is required by the 1940 Act, generally, with respect to 75%
                             of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an
                             Underlying Fund that holds securities of the entity will be adversely impacted. U.S.
                             Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


 28 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain {FUNDS PORTFOLIOS 2}. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                               PORTFOLIO HOLDINGS INFORMATION 29

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended August 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

 30 ORGANIZATION AND MANAGEMENT OF THE FUNDS

THE SUB-ADVISER
The following sub-adviser performs day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds.
--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 31

INVESTMENTS IN MONEY MARKET FUND CLASS B SHARES
--------------------------------------------------------------------------------


All of the Funds in this Prospectus offer Class A shares. The Money Market Fund also offers Class B shares. Class B shares of the Money Market Fund are available only for investment in connection with non-commission purchases. Class B shares of of the Money Market Fund may also be exchanged for Class B shares of other Wells Fargo Advantage Funds (see "How to Exchange Shares") later in this Prospectus. Class B shares have a CDSC payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares. Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares.

Please see the expenses listed for the Money Market Fund Class B shares in the Fund's table of Annual Fund Operating Expenses and the CDSC schedule below before making your investment decision. You may also wish to discuss this choice with your financial consultant.

CLASS B SHARES CDSC SCHEDULE

Money Market Fund Class B shares purchased directly will be subject to a CDSC if redeemed, rather than exchanged, within six years of the purchase date. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedule for shares purchased directly is as follows:

                                      CLASS B SHARES HAVE THE FOLLOWING CDSC SCHEDULE
 REDEMPTION WITHIN       1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS      8 YEARS
 CDSC                    5.00%        4.00%        3.00%        3.00%        2.00%        1.00%        0.00%       A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.


CDSC WAIVERS
o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

o We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)


o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.


o We waive the Class B CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

o No CDSC is imposed on withdrawals of Class B shares that meet the following circumstances:
   o withdrawals are made by participating in the Systematic Withdrawal Plan;
     and
   o withdrawals may not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another

 32 INVESTMENTS IN MONEY MARKET FUND CLASS B SHARES account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.

                              INVESTMENTS IN MONEY MARKET FUND CLASS B SHARES 33

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------


DISTRIBUTION PLAN
The Money Market Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for its Class B shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. For these services, the Class B shares of the Money Market Fund pay an annual fee of 0.75% of average daily net assets.


These fees are paid out of each Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

SHAREHOLDER SERVICING PLAN

The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS

In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling


 34 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 35

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day. To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. We determine the NAV of the Government Money Market Fund and the Treasury Plus Money Market Fund at 5:00 p.m. (ET), and of all other Funds at 4:00 p.m. (ET). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Requests the transfer agent receives in proper form before these times are processed the same day. Requests the transfer agent receives after these times are processed the next business day. Information on the timing of dividend accrual in connection with a purchase or a redemption of shares is referenced in the How to Buy Shares and How to Sell Shares sections on the following pages.

Each Fund's assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the 1940 Act. See the Statement of Additional Information for further disclosure.


 36 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:


   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)


                                                       HOW TO OPEN AN ACCOUNT 37

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.


 MINIMUM INVESTMENTS         INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------- -------------------------------------------------- --------------------------------------
 Regular accounts             $1,000                                             $100
 IRAs, IRA rollovers, Roth      $250                                             $100
  IRAs                          $50                                              $ 50
 UGMA/UTMA accounts         no minimum                                         no minimum
 Employer Sponsored
  Retirement
 Plans

 BUYING SHARES               OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------- -------------------------------------------------- --------------------------------------
 Through Your Investment    Contact your investment representative             Contact your investment
 Representative                                                                representative
 By Mail                    o Complete and sign your account                   o Enclose a voided check (for
                            application.                                       checking accounts) or a deposit
                            o Mail the application with your check made        slip (savings accounts).
                            payable to the Fund to Investor Services at:       Alternatively, include a note
                                              REGULAR MAIL                     with your name, the Fund name,
                            --------------------------------------------------
                                      WELLS FARGO ADVANTAGE FUNDS              and your account number.
                                             P.O. Box 8266                     o Mail the deposit slip or note
                                         Boston, MA 02266-8266                 with your check made payable
                                                                               to the Fund to the address on
                                             OVERNIGHT ONLY                    the left.
                            --------------------------------------------------
                                      WELLS FARGO ADVANTAGE FUNDS
                                          c/o Boston Financial
                                              30 Dan Road
                                         Canton, MA 02021-2809
                            --------------------------------------------------
 By Telephone               A new account may not be opened by                 To buy additional shares or to buy
                            telephone unless you have another Wells            shares of a new Fund call:
                            Fargo Advantage Fund account with your             o Investor Services at
                            bank information on file. If you do not            1-800-222-8222 or
                            currently have an account, refer to the section    o 1-800-368-7550 for the
                            on buying shares by mail or wire.                  automated phone system

 In Person                  Investors are welcome to visit the Investor        See instructions shown to the left.
                            Center in person to ask questions or conduct
                            any Fund transaction. The Investor Center is
                            located at 100 Heritage Reserve, Menomonee
                            Falls, Wisconsin 53051.


 38 HOW TO BUY SHARES

 BUYING SHARES
--------------------------------------------------------------------------------------------------------
                OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
               ------------------------------------------------- ---------------------------------------
 By Wire
--------------
               o Complete, sign and mail your account            To buy additional shares, instruct
               application (refer to the section on buying       your bank or financial institution to
               shares by mail)                                   use the same wire instructions
               o Provide the following instructions to your      shown to the left.
               financial institution:                            --------------------------------------
               State Street Bank & Trust
               Boston, MA
               Bank Routing Number: ABA 011000028
               Wire Purchase Account: 9905-437-1
               Attention: WELLS FARGO ADVANTAGE FUNDS
               (Name of Fund, Account
               Number and any applicable
               share class)
               Account Name: Provide your
               name as registered on the
               Fund account
               -------------------------------------------------
 By Internet
--------------
               The maximum initial online purchase is            o To buy additional shares or buy
               $100,000. A new account may not be opened         shares of a new Fund, visit our
               by Internet unless you have another Wells         Web site at
               Fargo Advantage Fund account with your            www.wellsfargo.com/
               bank information on file. If you do not           advantagefunds.
               currently have an account, refer to the section   o Subsequent online purchases
               on buying shares by mail or wire.                 have a minimum of $100 and a
               ------------------------------------------------- maximum of $100,000. You may be eligible for an exception to
                                                                 this maximum. Please call
                                                                 Investor Services at 1-800-222-
                                                                 8222 for more information.
                                                                 --------------------------------------


GENERAL NOTES FOR BUYING SHARES

   o PROPER FORM. If the transfer agent receives your application in proper order before the Fund's NAV is calculated, your transactions will be priced at that day's NAV. If your application is received after the Fund's NAV is calculated, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. Shares begin earning dividends after the transfer agent receives your purchase order in proper form and the purchase amount is received by the Fund's custodian.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks. It is expected that purchases in the form of investment checks do not accrue dividends until the next business day after receipt.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid. In the event that your purchase amount is not received by the close of the Federal Funds wire for purchases by wire or Electronic Funds Transfer, we reserve the right to hold you responsible for any losses, expenses or fees incurred by the Fund, its transfer agent or its custodian.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

                                                            HOW TO BUY SHARES 39

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $50 if you sign up for at least a $50 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, you may make reduced subsequent purchases for a minimum of $50 a month through an automatic investment plan. We may waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.

   o EARNINGS DISTRIBUTIONS. Shares begin earning dividends after the transfer agent receives your purchase order in proper form and the purchase amount is received by the Fund's custodian. Assuming the purchase amount is received by the Fund's custodian no later than the close of the Federal Funds wire, which is normally 6:00 p.m. (ET), dividends will accrue as follows:


 IF A PROPER ORDER IS
  RECEIVED:                    DIVIDENDS BEGIN TO ACCRUE:
  California Tax-Free Money
  Market
  Minnesota Money Market
  National Tax-Free Money
  Market
  o By 12:00 p.m. (ET)         Same Business Day
  o After 12:00 p.m. (ET)      Next Business Day
----------------------------- -----------------------------
  100% Treasury Money Market
  o By 1:00 p.m. (ET)          Same Business Day
  o After 1:00 p.m. (ET)       Next Business Day
----------------------------- -----------------------------
  Money Market
  o By 3:00 p.m. (ET)          Same Business Day
  o After 3:00 p.m. (ET)       Next Business Day
----------------------------- -----------------------------
  Government Money Market
  Treasury Plus Money Market
  o By 5:00 p.m. (ET)          Same Business Day
  o After 5:00 p.m. (ET)       Next Business Day

----------------------------- -----------------------------

 40 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------------------------------------------------
 Minimum Redemption        $100 (or remainder of account balance)
-------------------------- ---------------------------------------------------------------------
 Through Your Investment   Contact your investment representative
  Representative
-------------------------
 By Mail
-------------------------
                          o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                          dollar amount you wish to receive (or write "Full Redemption"
                          to redeem your remaining account balance) to the address
                          below.
                          o Make sure all account owners sign the request exactly as their names appear on the account application.
                          o  A medallion guarantee may be required under certain
                          circumstances (see "General Notes for Selling Shares").
                                                      REGULAR MAIL
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                  c/o Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
                          ----------------------------------------------------------------------
 By Wire
-------------------------
                          o To arrange for a Federal Funds wire, call 1-800-222-8222.
                          o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                          o We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that it may assess for an incoming wire transfer.
                          ----------------------------------------------------------------------
 By Internet
-------------------------
                          Visit our Web site at www.wellsfargo.com/advantagefunds.
                          Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
                          ----------------------------------------------------------------------
 In Person
-------------------------
                          Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                          53051.
                          ----------------------------------------------------------------------


                                                           HOW TO SELL SHARES 41

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /             o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer  use the automated phone system 1-800-368-7550.
(EFT)
--------------------------- o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                            application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                            address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                            or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account, and received by the deadlines listed in the
                            "Redemption Orders" section below, will occur same day for
                            Wells Fargo Advantage money market funds.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.
                            -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares.

   o CDSC FEES. Your redemption proceeds of Money Market Fund Class B shares are net of any applicable CDSC.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.


   o RIGHT TO DELAY PAYMENT. For the California Tax-Free Money Market Fund, Minnesota Money Market Fund, National Tax-Free Money Market Fund and the 100% Treasury Money Market Fund, we can delay the payment of a redemption for up to seven days. We may delay the payment of a redemption for longer than seven days under extraordinary circumstances. For the Government Money Market Fund, Money Market Fund and Treasury Plus Money Market Fund, we can delay the payment of a redemption for longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Bank or under extraordinary circumstances.

     We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated


 42 HOW TO SELL SHARES
     banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     Under the extraordinary circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than one day for the Government Money Market Fund, Money Market Fund, and Treasury Plus Money Market Fund, and for longer than seven days for the California Tax-Free Money Market Fund, National Tax-Free Money Market Fund, Minnesota Money Market Fund and the 100% Treasury Money Market Fund. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

   o PAYMENT OF DIVIDENDS. Requests for redemption proceeds by check or Electronic Funds Transfer that are received in proper form will be sent out by the next business day after receipt and will earn a dividend until the day such proceeds are sent.

   o REDEMPTION ORDERS. Wire redemptions will be processed and earn dividends as listed in the table below.

 IF A PROPER ORDER IS
  RECEIVED:                   PROCEEDS WIRED                 DIVIDENDS
---------                    ------------------------------ ------------------------------
 California Tax-Free Money
Market
 Minnesota Money Market
 National Tax-Free Money
Market
 o By 12:00 p.m. (ET)         Same Business Day              Not earned on day of request
 o After 12:00 p.m. (ET)      Next Business Day              Earned on day of request
---------------------------- ------------------------------ ------------------------------
 100% Treasury Money Market
 o By 1:00 p.m. (ET)          Same Business Day              Not earned on day of request
 o After 1:00 p.m. (ET)       Next Business Day              Earned on day of request
---------------------------- ------------------------------ ------------------------------
 Money Market
 o By 3:00 p.m. (ET)          Same Business Day              Not earned on day of request
 o After 3:00 p.m. (ET)       Next Business Day              Earned on day of request
---------------------------- ------------------------------ ------------------------------
 Government Money Market
 Treasury Plus Money Market
 o By 5:00 p.m. (ET)          Same Business Day              Not earned on day of request
 o After 5:00 p.m. (ET)       Next Business Day              Earned on day of request
---------------------------- ------------------------------ ------------------------------

                                                           HOW TO SELL SHARES 43

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exception:

   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

o An exchange request will be processed on the same business day, provided that both Funds are open at the same time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o If you exchange between Class A shares of a money market Fund and Class A shares of a non-money market Fund, you will buy shares at the Public Offering Price (POP) of the new Fund unless you are otherwise eligible to buy shares at NAV.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o Class B share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders by increasing expenses or lowering returns. However, money market funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value, there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.


Although the policies adopted by the Funds do not prohibit frequent trading between money market Funds, Funds Management will seek to prevent an investor from utilizing a money market Fund to facilitate frequent purchases and redemptions of shares in non-money market Funds. If Funds Management determines that an investor has engaged in timing activities in contravention of the Fund's policies (as described in the prospectus for the non-money market Fund), Funds Management will prevent such investor from investing in the non-money market Fund for a period of 30 calendar days.


 44 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more; and

   o must have your distributions reinvested.


o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

CHECK WRITING
Check writing is offered on the Funds' Class A shares. Checks written on your account are subject to the Funds' Prospectus and the terms and conditions in the front of the book of checks. Sign up for free check writing when you open your account or call 1-800-222-8222 to add it to an existing account. Check redemptions must be for a minimum of $500. Checks will only be honored if written against purchases made more than seven days before the check is presented for payment. Checks may not be written to close an account.

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $50,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may

                                                             ACCOUNT POLICIES 45
vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions. Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 46 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Funds declare distributions of any net investment income daily, and make such distributions monthly. The Funds make distributions of any realized net capital gains annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

We offer the following distribution options. To change your current option for payment of distributions, please contact your institution or call
1-800-222-8222.


o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 47

TAXES
--------------------------------------------------------------------------------

The following discussion regarding income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal, California and Minnesota income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. It is intended that distributions from the California Tax-Free Money Market Fund, the Minnesota Money Market Fund and the National Tax-Free Money Market Fund's net interest income from municipal obligations generally will not be subject to federal income tax, although a portion of such distributions could be subject to the federal AMT. It is intended that distributions of the California Tax-Free Money Market Fund's net interest income from California state and municipal obligations generally will not be subject to California individual income tax. It is intended that distributions of the Minnesota Money Market Fund's net interest income from Minnesota state and municipal obligations generally will not be subject to Minnesota individual income tax, although a portion of such distributions could be subject to the Minnesota AMT.

Distributions of ordinary income from the California Tax-Free Money Market Fund, the Minnesota Money Market Fund and the National Tax-Free Money Market Fund attributable to other sources, if any, and of ordinary income from the other Funds attributable to all sources, if any, generally will be taxable to you as ordinary income. Distributions of net investment income from the 100% Treasury Money Market Fund generally will be exempt in most jurisdictions from state and local individual income taxes, but may not be exempt from state and local corporate income and/or franchise taxes.


Although the Funds do not expect to realize any capital gain, distributions of a Fund's net short-term capital gain, if any, generally will be taxable to you as ordinary income and distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income. In general, distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.


To the extent a distribution from a Fund is taxable, such distribution generally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

As long as a Fund continually maintains a $1.00 NAV, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your Fund shares.

 48 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


CALIFORNIA TAX-FREE MONEY MARKET FUND
CLASS A SHARES - COMMENCED ON JANUARY 1, 1992
For a share outstanding throughout each period


                                  FEB. 29,        FEB. 28,        FEB. 28,        MARCH 31,       MARCH 31,       MARCH 31,
 FOR THE PERIOD ENDED:              2008            2007          2006/2/           2005            2004            2003
 NET ASSET VALUE, BEGINNING          $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
  OF PERIOD
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income               0.03            0.03            0.02            0.01            0.00            0.01
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    (0.00)           0.00            0.00            0.00            0.00            0.00
                                    ------          ------          ------          ------          ------          ------
  Total from investment               0.03            0.03            0.02            0.01            0.00            0.01
                                    ------          ------          ------          ------          ------          ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.03)          (0.03)          (0.02)          (0.01)           0.00           (0.01)
  Distributions from net              0.00            0.00            0.00            0.00            0.00            0.00
                                    ------          ------          ------          ------          ------          ------
  realized gain
  Total distributions                (0.03)          (0.03)          (0.02)          (0.01)           0.00           (0.01)
                                    ------          ------          ------          ------          ------          ------
 NET ASSET VALUE, END OF             $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
                                    ======          ======          ======          ======          ======          ======
  PERIOD
 TOTAL RETURN/1/                      2.85%           2.85%           1.85%           0.79%           0.36%           0.73%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $3,837,463      $3,064,445      $2,552,430      $2,423,170      $2,262,957      $2,357,684
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/              2.79%           2.81%           2.01%           0.78%           0.36%           0.72%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                        0.83%           0.84%           0.84%           0.84%           0.85%           0.77%
  Waived fees and reimbursed         (0.18)%         (0.19)%         (0.19)%         (0.19)%         (0.20)%         (0.12)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                        0.65%           0.65%           0.65%           0.65%           0.65%           0.65%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 The Fund changed its fiscal year-end from March 31 to February 28.

3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 49

GOVERNMENT MONEY MARKET FUND
CLASS A SHARES - COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period


                                  FEB. 29,        FEB. 28,        FEB. 28,       MARCH 31,     MARCH 31,     MARCH 31,
 FOR THE PERIOD ENDED:              2008            2007          2006/2/          2005          2004          2003
 NET ASSET VALUE, BEGINNING           $1.00           $1.00           $1.00         $1.00        $1.00         $1.00
  OF PERIOD
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income                0.04            0.05            0.03          0.01         0.00          0.01
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      0.00            0.00            0.00          0.00         0.00          0.00
                                     ------          ------          ------        ------       ------        ------
  Total from investment                0.04            0.05            0.03          0.01         0.00          0.01
                                     ------          ------          ------        ------       ------        ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                             (0.04)          (0.05)          (0.03)        (0.01)        0.00         (0.01)
  Distributions from net               0.00            0.00            0.00          0.00         0.00          0.00
                                     ------          ------          ------        ------       ------        ------
  realized gain
  Total distributions                 (0.04)          (0.05)          (0.03)        (0.01)        0.00         (0.01)
                                     ------          ------          ------        ------       ------        ------
 NET ASSET VALUE, END OF              $1.00           $1.00           $1.00         $1.00        $1.00         $1.00
                                     ======          ======          ======        ======       ======        ======
  PERIOD
 TOTAL RETURN/1/                       4.38%           4.61%           2.78%         1.11%        0.47%         1.02%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $1,921,647      $2,866,700      $1,224,209      $566,832      $365,169      $245,642
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/               4.39%           4.57%           3.13%         1.17%        0.46%         0.97%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                         0.64%           0.64%           0.65%         0.65%        0.71%         0.81%
  Waived fees and reimbursed           0.00%           0.00%           0.00%         0.00%       (0.04)%       (0.06)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                         0.64%           0.64%           0.65%         0.65%        0.67%         0.75%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 The Fund changed its fiscal year-end from March 31 to February 28.

3 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 50 FINANCIAL HIGHLIGHTS

MINNESOTA MONEY MARKET FUND
CLASS A SHARES - COMMENCED ON AUGUST 14, 2000
For a share outstanding throughout each period


                                   FEB. 29,        FEB. 28,        FEB. 28,        MARCH 31,       MARCH 31,       MARCH 31,
 FOR THE PERIOD ENDED:               2008            2007          2006/2/           2005            2004            2003
 NET ASSET VALUE, BEGINNING          $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
  OF PERIOD
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income               0.03            0.03            0.02            0.01            0.00            0.01
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    (0.00)           0.00            0.00            0.00            0.00            0.00
                                    ------          ------          ------          ------          ------          ------
  Total from investment               0.03            0.03            0.02            0.01            0.00            0.01
                                    ------          ------          ------          ------          ------          ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.03)          (0.03)          (0.02)          (0.01)           0.00           (0.01)
  Distributions from net              0.00            0.00            0.00            0.00            0.00            0.00
                                    ------          ------          ------          ------          ------          ------
  realized gain
  Total distributions                (0.03)          (0.03)          (0.02)          (0.01)           0.00           (0.01)
                                    ------          ------          ------          ------          ------          ------
 NET ASSET VALUE, END OF             $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
                                    ======          ======          ======          ======          ======          ======
  PERIOD
 TOTAL RETURN/1/                      2.77%           2.78%           1.75%           0.68%           0.28%           0.73%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $182,601        $118,011        $138,917        $119,148        $117,237        $127,193
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/              2.71%           2.73%           1.90%           0.66%           0.28%           0.72%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                        0.88%           0.90%           0.88%           0.89%           0.90%           0.83%
  Waived fees and reimbursed         (0.08)%         (0.10)%         (0.08)%         (0.09)%         (0.10)%         (0.03)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                        0.80%           0.80%           0.80%           0.80%           0.80%           0.80%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 The Fund changed its fiscal year-end from March 31 to February 28.

3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 51

MONEY MARKET FUND
CLASS A SHARES - COMMENCED ON JULY 1, 1992
For a share outstanding throughout each period


                                   FEB. 29,        FEB. 28,        FEB. 28,        MARCH 31,       MARCH 31,       MARCH 31,
 FOR THE PERIOD ENDED:              2008             2007          2006/1/           2005            2004            2003
 NET ASSET VALUE, BEGINNING           $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
  OF PERIOD
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income                0.04            0.04            0.03            0.01            0.00            0.01
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                     (0.00)           0.00            0.00            0.00            0.00            0.00
                                     ------          ------          ------          ------          ------          ------
  Total from investment                0.04            0.04            0.03            0.01            0.00            0.01
                                     ------          ------          ------          ------          ------          ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                             (0.04)          (0.04)          (0.03)          (0.01)           0.00           (0.01)
  Distributions from net               0.00            0.00            0.00            0.00            0.00            0.00
                                     ------          ------          ------          ------          ------          ------
  realized gain
  Total distributions                 (0.04)          (0.04)          (0.03)          (0.01)           0.00           (0.01)
                                     ------          ------          ------          ------          ------          ------
 NET ASSET VALUE, END OF              $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
                                     ======          ======          ======          ======          ======          ======
  PERIOD
 TOTAL RETURN/2/                       4.48%           4.54%           2.69%           1.03%           0.41%           1.01%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $11,659,129      $8,430,922      $6,580,685      $5,268,694      $5,694,911      $6,728,119
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/               4.37%           4.46%           2.96%           1.02%           0.41%           1.01%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                         0.81%           0.82%           0.83%           0.87%           0.93%           0.97%
  Waived fees and reimbursed          (0.05)%         (0.06)%         (0.07)%         (0.11)%         (0.17)%         (0.21)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                         0.76%           0.76%           0.76%           0.76%           0.76%           0.76%



1 The Fund changed its fiscal year-end from March 31 to February 28.
2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


 52 FINANCIAL HIGHLIGHTS

MONEY MARKET FUND

CLASS B SHARES - COMMENCED ON MAY 25, 1995


                                  FEB. 29,        FEB. 28,        FEB. 28,        MARCH 31,       MARCH 31,       MARCH 31,
 FOR THE PERIOD ENDED:              2008            2007          2006/1/           2005            2004            2003
 NET ASSET VALUE, BEGINNING          $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
  OF PERIOD
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income               0.04            0.04            0.02            0.00            0.00            0.00
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    (0.00)           0.00            0.00            0.00            0.00            0.00
                                    ------          ------          ------          ------          ------          ------
  Total from investment               0.04            0.04            0.02            0.00            0.00            0.00
                                    ------          ------          ------          ------          ------          ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.04)          (0.04)          (0.02)           0.00            0.00            0.00
  Distributions from net              0.00            0.00            0.00            0.00            0.00            0.00
                                    ------          ------          ------          ------          ------          ------
  realized gain
  Total distributions                (0.04)          (0.04)          (0.02)           0.00            0.00            0.00
                                    ------          ------          ------          ------          ------          ------
 NET ASSET VALUE, END OF             $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
                                    ======          ======          ======          ======          ======          ======
  PERIOD
 TOTAL RETURN/2/                      3.71%           3.76%           1.99%           0.44%           0.12%           0.31%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $1,438,346      $1,431,103      $1,264,470      $1,293,680      $1,591,061      $1,882,817
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/              3.66%           3.70%           2.16%           0.41%           0.12%           0.32%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                        1.57%           1.57%           1.58%           1.62%           1.68%           1.61%
  Waived fees and reimbursed         (0.06)%         (0.06)%         (0.07)%         (0.28)%         (0.63)%         (0.15)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                        1.51%           1.51%           1.51%           1.34%           1.05%           1.46%



1 The Fund changed its fiscal year-end from March 31 to February 28.


2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 53

NATIONAL TAX-FREE MONEY MARKET FUND
CLASS A SHARES - COMMENCED ON JULY 28, 2003
For a share outstanding throughout each period


                                     FEB. 29,             FEB. 28,            FEB. 28,          MARCH 31,        MARCH 31,
 FOR THE PERIOD ENDED:                2008                 2007               2006/3/            2005             2004
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                   $1.00              $1.00                $1.00             $1.00            $1.00
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income                   0.03               0.03                 0.02              0.01             0.00
  (loss)
  Net realized and
unrealized gain
   (loss)on investments                  (0.00)              0.00                 0.00              0.00             0.00
                                       -------            -------              -------           -------          -------
  Total from investment
   operations                             0.03               0.03                 0.02              0.01             0.00
                                       -------            -------              -------           -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.03)             (0.03)               (0.02)            (0.01)            0.00
  Distributions from net
realized
   gain                                   0.00               0.00                 0.00              0.00             0.00
                                       -------            -------              -------           -------          -------
  Total distributions                    (0.03)             (0.03)               (0.02)            (0.01)            0.00
                                       -------            -------              -------           -------          -------
 NET ASSET VALUE, END OF                 $1.00              $1.00                $1.00             $1.00            $1.00
                                       =======            =======              =======           =======          =======
  PERIOD
 TOTAL RETURN/1/                          2.91%              2.92%                1.89%             0.82%            0.25%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $1,562,483           $1,164,801          $1,001,084         $712,405         $621,663
  (000s)
  Ratio of net investment
income
   (loss) to average net                  2.86%              2.89%                2.07%             0.80%            0.37%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2/                            0.65%              0.65%                0.66%             0.65%            0.65%
  Waived fees and reimbursed
   expenses/2/                            0.00%              0.00%/4/            (0.01)%            0.00%            0.00%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses/2/             0.65%              0.65%                0.65%             0.65%            0.65%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2 During certain periods, various fees and expenses were waived and reimbursed, as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.

3 The Fund changed its fiscal year-end from March 31 to February 28. 4 Amount calculated is less than $0.005.

 54 FINANCIAL HIGHLIGHTS

TREASURY PLUS MONEY MARKET FUND
CLASS A SHARES - COMMENCED ON JULY 28, 2003
For a share outstanding throughout each period


                                     FEB. 29,            FEB. 28,           FEB. 28,          MARCH 31,         MARCH 31,
 FOR THE PERIOD ENDED:                2008                2007              2006/3/            2005              2004
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                   $1.00             $1.00                $1.00            $1.00             $1.00
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income                   0.04              0.04                 0.03             0.01              0.00
  (loss)
  Net realized and
unrealized gain
   (loss) on investments                 (0.00)             0.00                 0.00             0.00              0.00
                                       -------           -------              -------          -------           -------
  Total from investment
   operations                             0.04              0.04                 0.03             0.01              0.00
                                       -------           -------              -------          -------           -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.04)            (0.04)               (0.03)           (0.01)             0.00
  Distributions from net
realized
   gain                                   0.00              0.00                 0.00             0.00              0.00
                                       -------           -------              -------          -------           -------
  Total distributions                    (0.04)            (0.04)               (0.03)           (0.01)             0.00
                                       -------           -------              -------          -------           -------
 NET ASSET VALUE, END OF                 $1.00             $1.00                $1.00            $1.00             $1.00
                                       =======           =======              =======          =======           =======
  PERIOD
 TOTAL RETURN/1/                          3.99%             4.54%                2.64%            1.02%             0.26%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $2,636,076        $2,891,708           $2,773,558       $2,496,955        $2,457,864
  (000s)
  Ratio of net investment
income
   (loss) to average net                  3.95%             4.46%                2.87%            1.02%             0.39%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2/                            0.65%             0.65%                0.65%            0.66%             0.66%
  Waived fees and reimbursed
   expenses/2/                            0.00%             0.00%/4/             0.00%           (0.01)%           (0.01)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses/2/             0.65%             0.65%                0.65%            0.65%             0.65%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

2 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 The Fund changed its fiscal year-end from March 31 to February 28. 4 Amount calculated is less than $0.005.




                                                         FINANCIAL HIGHLIGHTS 55

100% TREASURY MONEY MARKET FUND
CLASS A SHARES - COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period


                                   FEB. 29,        FEB. 28,        FEB. 28,        MARCH 31,       MARCH 31,       MARCH 31,
 FOR THE PERIOD ENDED:               2008            2007          2006/3/           2005            2004            2003
 NET ASSET VALUE, BEGINNING          $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
  OF PERIOD
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income               0.04            0.04            0.02            0.01            0.00            0.01
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    (0.00)           0.00            0.00            0.00            0.00            0.00
                                    ------          ------          ------          ------          ------          ------
  Total from investment               0.04            0.04            0.02            0.01            0.00            0.01
                                    ------          ------          ------          ------          ------          ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.04)          (0.04)          (0.02)          (0.01)           0.00           (0.01)
  Distributions from net              0.00            0.00            0.00            0.00            0.00            0.00
                                    ------          ------          ------          ------          ------          ------
  realized gain
  Total distributions                (0.04)          (0.04)          (0.02)          (0.01)           0.00           (0.01)
                                    ------          ------          ------          ------          ------          ------
 NET ASSET VALUE, END OF             $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
                                    ======          ======          ======          ======          ======          ======
  PERIOD
 TOTAL RETURN/1/                      3.81%           4.29%           2.50%           0.96%           0.36%           0.96%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period       $298,220        $256,430        $201,384        $160,233        $162,883        $209,285
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/2/              3.75%           4.23%           2.72%           0.94%           0.37%           0.94%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                        0.83%           0.84%           0.83%           0.86%           0.90%           0.81%
  Waived fees and reimbursed         (0.18)%         (0.19)%         (0.18)%         (0.21)%         (0.25)%         (0.16)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                        0.65%           0.65%           0.65%           0.65%           0.65%           0.65%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 The Fund changed its fiscal year-end from March 31 to February 28.

 56 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------
                                                             078MMR/P1201 (7-08)
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                  JULY 1, 2008


                                   Prospectus

                              Institutional Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - MONEY MARKET FUNDS

California Tax-Free Money Market Fund

Cash Investment Money Market Fund

Government Money Market Fund

Heritage Money Market Fund

Municipal Money Market Fund

National Tax-Free Money Market Fund

Prime Investment Money Market Fund

Treasury Plus Money Market Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS

INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information             3
California Tax-Free Money        5
  Market Fund
Cash Investment Money Market     8
  Fund
Government Money Market Fund    11
Heritage Money Market Fund      14
Municipal Money Market Fund     17
National Tax-Free Money         20
  Market Fund
Prime Investment Money          23
  Market Fund
Treasury Plus Money Market      26
  Fund
Description of Principal        29
  Investment Risks
Portfolio Holdings              32
  Information

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

Organization and Management     33
  of the Funds
About Wells Fargo Funds Trust   33
The Investment Adviser          33
The Sub-Adviser                 34
Dormant Multi-Manager           34
  Arrangement

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES


Compensation to Dealers and    35
  Shareholder
   Servicing Agents
Pricing Fund Shares            36
How to Buy Shares              37
How to Sell Shares             39
How to Exchange Shares         41
Account Policies               42


--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                   43
Taxes                           43
Financial Highlights            44
For More Information    Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management) or the sub-adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Government Money Market Fund and Treasury Plus Money Market Fund disclosed in each Fund's "Principal Investments" section may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice. The investment policies of the California Tax-Free Money Market Fund, Municipal Money Market Fund, and National Tax-Free Money Market Fund concerning "80% of the Fund's net assets" may only be changed with shareholder approval.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

--------------------------------------------------------------------------------
ABOUT WELLS FARGO ADVANTAGE MONEY MARKET FUNDS
All Wells Fargo Advantage Money Market Funds seek to provide current income, while preserving capital and liquidity by investing in a portfolio of money market instruments. A Fund may have additional investment objectives or restrictions.

Money market instruments are high quality, short-term investments that present minimal credit risk and may include securities such as U.S. Government obligations, bank obligations, corporate bonds, commercial paper, municipal securities, asset- and mortgage-backed securities, and repurchase agreements.

All Wells Fargo Advantage Money Market Funds are managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, which provides that:
   o Each Fund will seek to maintain a net asset value of $1.00 per share.
   o Each Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.
   o The dollar-weighted average maturity of each Fund will be 90 days or less.
   o Each Fund will invest only in U.S. dollar-denominated securities.
   o Each Fund will value its assets based on the total market value of all of the securities it holds using the amortized cost method.

In order to obtain a rating from a rating organization, some Funds may observe additional investment restrictions.

Under normal circumstances, the Funds will invest the majority of their assets in First Tier securities. Consistent with Rule 2a-7, a First Tier security is any security that has received the highest possible short-term rating for debt obligations from any two nationally recognized statistical rating organizations (NRSRO), has received one such rating if rated by only one NRSRO, or is deemed by us to be of comparable quality if unrated. A Government security is considered a First Tier security.

 4 KEY FUND INFORMATION

CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
1/1/1992
INSTITUTIONAL CLASS
Ticker: WCTXX

INVESTMENT OBJECTIVE
The California Tax-Free Money Market Fund seeks current income exempt from federal income tax and California individual income tax, while preserving capital and liquidity.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:


o  exclusively in high-quality, short-term money market instruments; and
o at least 80% of the Fund's net assets in municipal obligations that pay interest exempt from California individual income tax, federal income tax and federal alternative minimum tax (AMT).


We may also invest:


o up to 20% of the Fund's net assets in municipal obligations that pay interest subject to federal AMT.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of the state of California, its cities, municipalities, political subdivisions and other public authorities. These investments may have fixed, floating, or variable rates of interest. We may invest a portion of the Fund's total assets in the securities of territories and possessions of the U.S. or their political subdivisions and financing authorities, that pay interest exempt from federal income tax, including federal AMT, and California individual income tax. We will only purchase First Tier securities. The Fund is considered to be non-diversified.

We invest principally in municipal obligations that pay interest exempt from California individual income tax, federal income tax and federal AMT. The Fund attempts to invest exclusively in municipal obligations that pay interest exempt from California individual income tax and federal income tax however, it is possible that the Fund may invest up to 20% of its net assets in high-quality, short-term money market instruments that pay interest subject to California individual income tax, federal income tax or federal AMT.


Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.


The Fund may temporarily deviate from its principal investment strategies by investing its assets in high-quality, short-term money market instruments that pay interest subject to California individual income tax, federal income tax or federal AMT. Circumstances in which the Fund may invest in these securities include, but are not limited to, periods of low or no availability of eligible municipal obligations or in order to manage liquidity. If the Fund invests in taxable securities, it may distribute taxable income.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.


   o  California Municipal Securities Risk

   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Management Risk

   o  Market Risk
   o  Money Market Fund Risk
   o  Municipal Securities Risk

   o  Non-Diversification Risk

   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                         CALIFORNIA TAX-FREE MONEY MARKET FUND 5

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                            CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                                            AS OF 12/31 EACH YEAR
1998       1999       2000       2001       2002       2003       2004       2005       2006       2007
2.61%      2.44%      3.26%      2.11%      1.02%      0.59%      0.78%      1.96%      2.97%      3.18%

        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     0.87%
  Worst Quarter:      Q3 '03     0.11%


          The Fund's year-to-date performance through March 31, 2008, was 0.55%. To obtain a current 7-day yield for the Fund call toll-free 1-800-260-5969.


 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007             1 YEAR        5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/               3.18%         1.89%         2.09%


1 Institutional Class shares incepted on March 31, 2008. Performance shown since November 8, 1999 for the Institutional Class shares reflects the performance of the Service Class shares, and includes expenses that are not applicable to and higher than those of the Institutional Class shares. Performance shown prior to November 8, 1999 for the Institutional Class shares reflects the performance of the Class A shares and includes expenses that are not applicable to and higher than those of the Institutional Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower. Service Class and Class A annual returns are substantially similar to what the Institutional Class annual returns would be because the shares are invested in the same portfolio of securities and their returns differ only to the extent that the classes do not have the same expenses and sales charges.


 6 CALIFORNIA TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.28%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.17%
  TOTAL ANNUAL FUND                    0.45%
  OPERATING EXPENSES
  Fee Waivers                          0.25%
  NET EXPENSES/3/                      0.20%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.30% for the first $1 billion; 0.275% for the next $4 billion; and 0.25% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.


3 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                $20
   3 Years              $119
   5 Years              $227
  10 Years              $543


                                         CALIFORNIA TAX-FREE MONEY MARKET FUND 7

CASH INVESTMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
10/14/1987
INSTITUTIONAL CLASS
Ticker: WFIXX

INVESTMENT OBJECTIVE
The Cash Investment Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Management Risk
   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 8 CASH INVESTMENT MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]

             CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
5.32%   4.95%   6.41%   4.27%   1.72%   1.04%   1.26%   3.10%   4.95%   5.25%

         BEST AND WORST QUARTER
  Best Quarter:        Q4 '00      1.64%
  Worst Quarter:       Q3 '03      0.23%


          The Fund's year-to-date performance through March 31, 2008, was 0.94%. To obtain a current 7-day yield for the Fund call toll-free 1-800-260-5969.


 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/            5.25%        3.11%          3.81%

1 Institutional Class shares incepted on November 8, 1999. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Service Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

                                             CASH INVESTMENT MONEY MARKET FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.15%
  TOTAL ANNUAL FUND                    0.25%
  OPERATING EXPENSES
  Fee Waivers                          0.05%
  NET EXPENSES/2/                      0.20%

1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $20
   3 Years               $75
   5 Years              $136
  10 Years              $313

 10 CASH INVESTMENT MONEY MARKET FUND

GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
11/16/1987
INSTITUTIONAL CLASS
Ticker: GVIXX

INVESTMENT OBJECTIVE
The Government Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments that consist of U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of short-term U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations. These investments may have fixed, floating, or variable rates of interest.

Our security selection is based on several factors, including yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Management Risk

   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                 GOVERNMENT MONEY MARKET FUND 11

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]

             CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
5.07%   4.72%   5.99%   3.80%   1.45%   0.85%   1.22%   3.08%   4.92%   5.08%

         BEST AND WORST QUARTER
  Best Quarter:        Q4 '00      1.54%
  Worst Quarter:       Q2 '03      0.19%


          The Fund's year-to-date performance through March 31, 2008, was 0.83%. To obtain a current 7-day yield for the Fund call toll-free 1-800-260-5969.


 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/            5.08%        3.01%          3.60%

1 Institutional Class shares incepted on July 28, 2003. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Service Class shares, and includes expenses that are not applicable to and higher than those of the Institutional Class shares.

 12 GOVERNMENT MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.15%
  TOTAL ANNUAL FUND                    0.25%
  OPERATING EXPENSES
  Fee Waivers                          0.05%
  NET EXPENSES/2/                      0.20%

1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $20
   3 Years               $75
   5 Years              $136
  10 Years              $313

                                                 GOVERNMENT MONEY MARKET FUND 13

HERITAGE MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
6/29/1995
INSTITUTIONAL CLASS
Ticker: SHIXX

INVESTMENT OBJECTIVE
The Heritage Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Management Risk
   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 14 HERITAGE MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Heritage Money Market Fund was organized as the successor fund to the Strong Heritage Money Fund.

[GRAPHIC APPEARS HERE]

             CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
5.47%   4.96%   6.39%   4.22%   1.75%   1.07%   1.27%   3.10%   4.96%   5.24%

         BEST AND WORST QUARTER
  Best Quarter:        Q4 '00      1.65%
  Worst Quarter:       Q1 '04      0.23%


          The Fund's year-to-date performance through March 31, 2008, was 0.94%. To obtain a current 7-day yield for the Fund call toll-free 1-800-260-5969.


 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/            5.24%        3.11%          3.83%


1 Institutional Class shares incepted on March 31, 2000. Performance shown prior to the inception date of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.


                                                   HERITAGE MONEY MARKET FUND 15

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.16%
  TOTAL ANNUAL FUND                    0.26%
  OPERATING EXPENSES
  Fee Waivers                          0.06%
  NET EXPENSES/2/                      0.20%


1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                $20
   3 Years               $78
   5 Years              $140
  10 Years              $325


 16 HERITAGE MONEY MARKET FUND

MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
10/23/1986
INSTITUTIONAL CLASS
Ticker: WFMXX

INVESTMENT OBJECTIVE
The Municipal Money Market Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:
o  exclusively in high-quality, short-term money market instruments; and
o at least 80% of the Fund's net assets in municipal obligations that pay interest exempt from federal income tax, but not necessarily federal alternative minimum tax (AMT).

We may also invest:


o  any amount in securities that pay interest subject to federal AMT.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions and financing authorities. These investments may have fixed, floating, or variable rates of interest. We will only purchase First Tier securities. We may invest 25% or more of the Fund's total assets in industrial development bonds and in participation interests in these securities.

We invest principally in municipal obligations that pay interest exempt from federal income tax, but not necessarily federal AMT. The Fund attempts to invest exclusively in these securities however, it is possible that the Fund may invest up to 20% of its net assets in high-quality, short-term money market instruments that pay interest subject to federal income tax.


Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.


The Fund may temporarily deviate from its principal investment strategies by investing its assets in high-quality, short-term money market instruments that pay interest subject to federal income tax. Circumstances in which the Fund may invest in these securities include, but are not limited to, periods of low or no availability of eligible municipal obligations or in order to manage liquidity. If the Fund invests in securities, it may distribute taxable income.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Management Risk

   o  Market Risk
   o  Money Market Fund Risk
   o  Municipal Securities Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                  MUNICIPAL MONEY MARKET FUND 17

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Municipal Money Market Fund was organized as the successor fund to the Strong Municipal Money Market Fund.

[GRAPHIC APPEARS HERE]

          CALENDAR YEAR TOTAL RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
3.55%   3.33%   4.18%   2.91%   1.33%   0.85%   0.90%   1.89%   2.93%   3.15%

         BEST AND WORST QUARTER
  Best Quarter:        Q2 '00      1.08%
  Worst Quarter:       Q3 '03      0.16%


          The Fund's year-to-date performance through March 31, 2008, was 0.54%. To obtain a current 7-day yield for the Fund call toll-free 1-800-260-5969.


 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/            3.15%        1.94%          2.50%


1 Institutional Class shares incepted on March 31, 2008. Performance shown for the Institutional Class reflects the performance of the Investor Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Investor Class annual returns are substantially similar to what the Institutional Class annual returns would be because the shares are invested in the same portfolio of securities and their returns differ only to the extent that the classes do not have the same expenses.


 18 MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 Annual Fund Operating
Expenses
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.30%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.20%
  TOTAL ANNUAL FUND                    0.50%
  OPERATING EXPENSES
  Fee Waivers                          0.30%
  NET EXPENSES/3/                      0.20%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.30% for the first $1 billion; 0.275% for the next $4 billion; and 0.25% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.


3 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                $20
   3 Years              $130
   5 Years              $250
  10 Years              $599


                                                  MUNICIPAL MONEY MARKET FUND 19

NATIONAL TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
1/7/1988
INSTITUTIONAL CLASS
Ticker: WFNXX

INVESTMENT OBJECTIVE
The National Tax-Free Money Market Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments. At least 80% of the Fund's net assets are invested in municipal obligations that pay interest exempt from federal income tax and federal alternative minimum tax (AMT).

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions or financing authorities. These investments may have fixed, floating, or variable rates of interest. We will only purchase First Tier securities.


We invest principally in municipal obligations that pay interest exempt from federal income tax and federal AMT. The Fund attempts to invest exclusively in these securities; however, it is possible that the Fund may invest up to 20% of its net assets in high quality, short-term money market instruments that pay interest subject to federal income tax or federal AMT.


Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.


The Fund may temporarily deviate from its principal investment strategies by investing its assets in high-quality, short-term money market instruments that pay interest subject to federal income tax or federal AMT. Circumstances in which the Fund may invest in these securities include, but are not limited to, periods of low or no availability of eligible municipal obligations or in order to manage liquidity. If the Fund invests in taxable securities, it may distribute taxable income.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Management Risk

   o  Market Risk
   o  Money Market Fund Risk
   o  Municipal Securities Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 20 NATIONAL TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]

              CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006     2007
3.19%   2.93%   3.97%   2.69%   1.34%   0.87%   1.05%   2.26%   3.29%    3.51%

         BEST AND WORST QUARTER
  Best Quarter:        Q4 '00      1.04%
  Worst Quarter:       Q3 '03      0.19%


          The Fund's year-to-date performance through March 31, 2008, was 0.64%. To obtain a current 7-day yield for the Fund call toll-free 1-800-260-5969.


 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/            3.51%        2.19%          2.50%

1 Institutional Class shares incepted on November 8, 1999. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Service Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

                                          NATIONAL TAX-FREE MONEY MARKET FUND 21

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.16%
  TOTAL ANNUAL FUND                    0.26%
  OPERATING EXPENSES
  Fee Waivers                          0.06%
  NET EXPENSES/2/                      0.20%

1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $20
   3 Years               $78
   5 Years              $140
  10 Years              $325

 22 NATIONAL TAX-FREE MONEY MARKET FUND

PRIME INVESTMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
9/2/1998
INSTITUTIONAL CLASS
Ticker: PIIXX

INVESTMENT OBJECTIVE
The Prime Investment Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Management Risk
   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                           PRIME INVESTMENT MONEY MARKET FUND 23

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]

         CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS/1/
                         AS OF 12/31 EACH YEAR
1999    2000    2001    2002    2003    2004    2005    2006    2007
4.85%   6.08%   3.77%   1.30%   0.81%   1.22%   3.12%   4.94%   5.20%

         BEST AND WORST QUARTER
  Best Quarter:        Q3 '00      1.56%
  Worst Quarter:       Q2 '03      0.18%


          The Fund's year-to-date performance through March 31, 2008, was 0.90%. To obtain a current 7-day yield for the Fund call toll-free 1-800-260-5969.


 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       LIFE OF FUND/1/
 INSTITUTIONAL CLASS/1/            5.20%        3.04%              3.52%

1 Institutional Class shares incepted on July 28, 2003. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Service Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Fund's Service Class shares incepted on September 2, 1998. Returns for the Fund shown in the Life of Fund column are as of the Fund inception date.

 24 PRIME INVESTMENT MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.15%
  TOTAL ANNUAL FUND                    0.25%
  OPERATING EXPENSES
  Fee Waivers                          0.05%
  NET EXPENSES/2/                      0.20%


1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                $20
   3 Years               $75
   5 Years              $136
  10 Years              $313


                                           PRIME INVESTMENT MONEY MARKET FUND 25

TREASURY PLUS MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
10/1/1985
INSTITUTIONAL CLASS
Ticker: PISXX

INVESTMENT OBJECTIVE
The Treasury Plus Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments that consist of U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of short-term obligations issued by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury obligations.


Our security selection is based on several factors, including yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Management Risk
   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 26 TREASURY PLUS MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]

              CALENDAR YEAR RETURNS FOR THE INSTITUTIONAL CLASS
                            AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
5.23%   4.78%   6.03%   3.90%   1.61%   0.95%   1.14%   2.95%   4.84%   4.82%

        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     1.58%
  Worst Quarter:      Q3 '03     0.21%


          The Fund's year-to-date performance through March 31, 2008, was 0.61%. To obtain a current 7-day yield for the Fund call toll-free 1-800-260-5969.


 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS               4.82%        2.93%          3.61%

                                              TREASURY PLUS MONEY MARKET FUND 27

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.16%
  TOTAL ANNUAL FUND                    0.26%
  OPERATING EXPENSES
  Fee Waivers                          0.06%
  NET EXPENSES/2/                      0.20%

1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                $20
   3 Years               $78
   5 Years              $140
  10 Years              $325

 28 TREASURY PLUS MONEY MARKET FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


CALIFORNIA MUNICIPAL     Events in California are likely to affect a Fund's investments in California municipal securities.
SECURITIES RISK          Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, housing and construction, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities.

COUNTER-PARTY RISK       When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                         Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                         Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK     Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                         Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

FOREIGN INVESTMENT RISK  Investments in foreign obligations are subject to more risks than U.S. domestic obligations.
                         These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, returns realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities may involve foreign withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently than U.S. markets.

ISSUER RISK              The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 29

LEVERAGE RISK              Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

MANAGEMENT RISK            We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK                The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

MONEY MARKET FUND RISK     Although each Fund seeks to maintain the value of your investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a
                           Fund. Generally, short-term funds such as money market funds do not earn as high a level of income as funds that invest in longer-term instruments. Because the Funds invest in short-
                           term instruments, the Fund's dividend yields may be low when short-term market interest rates are low.

MUNICIPAL SECURITIES RISK  Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. A Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation may affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects.
                           Although the Funds strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal AMT for certain of the Funds, some income earned by Fund investments may be subject to such taxes. The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by a Fund. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.


 30 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

NON-DIVERSIFICATION RISK     Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A
                             "diversified" investment company is required by the 1940 Act, generally, with respect to 75%
                             of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an
                             Underlying Fund that holds securities of the entity will be adversely impacted. U.S.
                             Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 31

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain {FUNDS PORTFOLIOS 2}. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


 32 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended August 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 33

THE SUB-ADVISER
The following sub-adviser performs day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds.
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

--------------------------------------------------------------------------------

DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for the Heritage Money Market Fund and Municipal Money Market Fund. Under this arrangement, each Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 34 ORGANIZATION AND MANAGEMENT OF THE FUNDS

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



ADDITIONAL PAYMENTS TO DEALERS

In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.

                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 35

PRICING FUND SHARES
--------------------------------------------------------------------------------



The share price (net asset value per share or NAV) for a Fund is calculated each business day. To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. We determine the NAV of the Cash Investment Money Market Fund, Government Money Market Fund, Heritage Money Market Fund, Prime Investment Money Market Fund and Treasury Plus Money Market Fund at 5:00 p.m. (ET), and of the California Tax-Free Money Market Fund, Municipal Money Market Fund, and National Tax-Free Money Market Fund at 4:00 p.m. (ET). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Requests the transfer agent receives in proper form before these times are processed the same day. Requests the transfer agent receives after these times are processed the next business day. Information on the timing of dividend accrual in connection with a purchase or a redemption of shares is referenced in the How to Buy Shares and How to Sell Shares sections on the following pages.

Each Fund's assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the 1940 Act. See the Statement of Additional Information for further disclosure.


 36 PRICING FUND SHARES

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Typically, shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

GENERAL NOTES FOR BUYING SHARES

   o MINIMUM INVESTMENTS. Institutions and other investors are required to make a minimum initial investment of $10,000,000 per Fund. There are no minimum subsequent investment requirements. The minimum initial investment may be waived or reduced in certain situations. Please see the Statement of Additional Information for details on minimum initial investment waivers.

   o PROPER FORM. If the transfer agent receives your application in proper order before the Fund's NAV is calculated, your transactions will be priced at that day's NAV. If your application is received after the Fund's NAV is calculated, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. Shares begin earning dividends after the transfer agent receives your purchase order in proper form and the purchase amount is received by the Fund's custodian.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid. In the event that your purchase amount is not received by the close of the Federal Funds wire for purchases by wire or Electronic Funds Transfer, we reserve the right to hold you responsible for any losses, expenses or fees incurred by the Fund, its transfer agent or its custodian.

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum and subsequent investment amounts and/or earlier transaction deadlines than those stated in this Prospectus. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.


ALL INVESTORS SHOULD UNDERSTAND THE FOLLOWING:


   o U.S. DOLLARS ONLY. All payments must be made in U.S. dollars and all checks must be drawn on U.S. banks. It is expected that purchases in the form of investment checks do not accrue dividends until the next business day after receipt.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o TRADE REQUESTS. For the benefit of the Funds, we request that trades be placed as early in the day as possible.

                                                            HOW TO BUY SHARES 37

HOW TO BUY SHARES DIRECTLY:
Institutional investors who are interested in purchasing shares directly from a Fund should contact Investor Services at 1-800-260-5969.

   o EARNINGS DISTRIBUTIONS. Assuming the purchase amount is received by the Fund's custodian no later than the close of the Federal Funds Wire, which is normally 6:00p.m. (ET), dividends will accrue as follows:

 IF A PROPER ORDER IS
  RECEIVED:                    DIVIDENDS BEGIN TO ACCRUE:
  California Tax-Free Money
  Market
  Municipal Money Market
  National Tax-Free Money
  Market
  o By 12:00 p.m. (ET)         Same Business Day
  o After 12:00 p.m. (ET)      Next Business Day
----------------------------- -----------------------------
  Cash Investment Money
  Market
  Government Money Market
  Heritage Money Market
  Prime Investment Money
  Market
  Treasury Plus Money Market
  o By 5:00 p.m. (ET)          Same Business Day
  o After 5:00 p.m. (ET)       Next Business Day

----------------------------- -----------------------------

 38 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.


 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ---------------------------------------------------------------------
 By Telephone /              o To speak with an investor services representative call
 Electronic Funds Transfer  1-800-260-5969 or use the automated phone system at
(EFT)                       1-800-368-7550.
--------------------------- o Redemptions processed by EFT to a linked Wells Fargo Bank account, and received by the deadlines listed in the
                            "Redemption Orders" section below, will occur same day for
                            Wells Fargo Advantage money market funds.
                            o Transfers made to a Wells Fargo Bank Account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.
                            ---------------------------------------------------------------------
 By Wire
---------------------------
                            o To arrange for a Federal Funds wire, call 1-800-260-5969.
                            o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                            o We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that it may assess for an incoming wire transfer.
                            ---------------------------------------------------------------------
 By Internet                 Visit our Web site at www.wellsfargo.com/advantagefunds.
--------------------------- ---------------------------------------------------------------------
 In Person                   Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                            53051.
--------------------------- ---------------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent.


   o RIGHT TO DELAY PAYMENT. For the California Tax-Free Money Market Fund, Municipal Money Market Fund and National Tax-Free Money Market Fund, we can delay the payment of a redemption for up to seven days. We may delay the payment of a redemption for longer than seven days under extraordinary circumstances. For the Cash Investment Money Market Fund, Government Money Market Fund, Heritage Money Market Fund, Prime Investment Money Market Fund and Treasury Plus Money Market Fund, we can delay the payment of a redemption for longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Bank or under extraordinary circumstances.


     We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to

                                                           HOW TO SELL SHARES 39
     wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


     Under the extraordinary circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than one day for the Cash Investment Money Market Fund, Government Money Market Fund, Heritage Money Market Fund, Prime Investment Money Market Fund and Treasury Plus Money Market Fund, and for longer than seven days for the California Tax-Free Money Market Fund, Municipal Money Market Fund and National Tax-Free Money Market Fund. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.


   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   o PAYMENT OF DIVIDENDS. Requests for redemption proceeds by check or Electronic Funds Transfer that are received in proper form will be sent out by the next business day after receipt and will earn a dividend until the day such proceeds are sent.

   o REDEMPTION ORDERS. Wire redemptions will be processed and earn dividends as listed in the table below.

 IF A PROPER ORDER IS
  RECEIVED:                    PROCEEDS WIRED                 DIVIDENDS
---------                     ------------------------------ ------------------------------
 California Tax-Free Money
  Market
 Municipal Money Market
 National Tax-Free Money
  Market
 o By 12:00 p.m. (ET)          Same Business Day              Not earned on day of request
 o After 12:00 p.m. (ET)       Next Business Day              Earned on day of request
----------------------------- ------------------------------ ------------------------------
 Cash Investment Money Market
 Government Money Market
 Heritage Money Market
 Prime Investment Money
  Market
 Treasury Plus Money Market
 o By 5:00 p.m. (ET)           Same Business Day              Not earned on day of request
 o After 5:00 p.m. (ET)        Next Business Day              Earned on day of request

----------------------------- ------------------------------ ------------------------------

 40 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).

o An exchange request will be processed on the same business day, provided that both Funds are open at the same time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders by increasing expenses or lowering returns. However, money market funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value, there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.

Although the policies adopted by the Funds do not prohibit frequent trading between money market Funds, Funds Management will seek to prevent an investor from utilizing a money market Fund to facilitate frequent purchases and redemptions of shares in non-money market Funds. If Funds Management determines that an investor has engaged in timing activities in contravention of the Fund's policies (as described in the prospectus for the non-money market Fund), Funds Management will prevent such investor from investing in the non-money market Fund for a period of 30 calendar days.

                                                       HOW TO EXCHANGE SHARES 41

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $50,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.


STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-260-5969 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.


TRANSACTION AUTHORIZATIONS
Certain Institutions may transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 42 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds declare distributions of any net investment income daily, and make such distributions monthly. The Funds make distributions of any realized net capital gains annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested. To change the current option for payment of distributions, please contact your Institution.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. It is intended that distributions of the California Tax-Free Money Market Fund's, the Municipal Money Market Fund's and National Tax-Free Money Market Fund's net interest income from municipal obligations generally will not be subject to federal income tax, although a portion of such distributions could be subject to the federal AMT. It is intended that distributions of the California Tax-Free Money Market Fund's net interest income from California state and municipal obligations generally will not be subject to California individual income tax. Distributions of ordinary income from the California Tax-Free Money Market Fund, the Municipal Money Market Fund and the National Tax-Free Money Market Fund attributable to other sources, if any, and of ordinary income from the other Funds attributable to all sources, if any, generally will be taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, distributions of a Fund's net short-term capital gain, if any, generally will be taxable to you as ordinary income and distributions of a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income. In general, distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

To the extent a distribution from a Fund is taxable, such distributions will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

As long as a Fund continually maintains a $1.00 NAV, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your Fund shares.

                                                                        TAXES 43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


The Financial Highlights which follow show the financial performance of the Service Class shares of the California Tax-Free Money Market Fund and Investor Class shares of the Municipal Money Market Fund.

 44 FINANCIAL HIGHLIGHTS

CALIFORNIA TAX-FREE MONEY MARKET FUND
SERVICE CLASS SHARES - COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period


                                   FEB. 29,        FEB. 28,        FEB. 28,        MARCH 31,       MARCH 31,       MARCH 31,
 FOR THE PERIOD ENDED:               2008            2007          2006/3/           2005            2004            2003
 NET ASSET VALUE, BEGINNING          $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
  OF PERIOD
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income               0.03            0.03            0.02            0.01            0.01            0.01
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    (0.00)           0.00            0.00            0.00            0.00            0.00
                                    ------          ------          ------          ------          ------          ------
  Total from investment               0.03            0.03            0.02            0.01            0.01            0.01
                                    ------          ------          ------          ------          ------          ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.03)          (0.03)          (0.02)          (0.01)          (0.01)          (0.01)
  Distributions from net              0.00            0.00            0.00            0.00            0.00            0.00
                                    ------          ------          ------          ------          ------          ------
  realized gain
  Total distributions                (0.03)          (0.03)          (0.02)          (0.01)          (0.01)          (0.01)
                                    ------          ------          ------          ------          ------          ------
 NET ASSET VALUE, END OF             $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
                                    ======          ======          ======          ======          ======          ======
  PERIOD
 TOTAL RETURN/1/                      3.05%           3.06%           2.04%           0.99%           0.56%           0.93%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $970,945        $500,204        $416,048        $356,093        $367,216        $304,422
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/2/              2.94%           3.01%           2.18%           1.00%           0.56%           0.90%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                        0.73%           0.73%           0.74%           0.66%           0.50%           0.50%
  Waived fees and reimbursed         (0.28)%         (0.28)%         (0.29)%         (0.21)%         (0.05)%         (0.05)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                        0.45%           0.45%           0.45%           0.45%           0.45%           0.45%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed for the periods shown. Total returns for periods of less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 The Fund changed its fiscal year-end from March 31 to February 28.

                                                         FINANCIAL HIGHLIGHTS 45

CASH INVESTMENT MONEY MARKET FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period


                                  FEB. 29,        FEB. 28,        FEB. 28,        MARCH 31,       MAR. 31,        MAR. 31,
 FOR THE PERIOD ENDED:              2008            2007          2006/1/           2005            2004            2003
 NET ASSET VALUE, BEGINNING          $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
  OF PERIOD
 INCOME FROM
    INVESTMENT OPERATIONS:
  Net investment income               0.05            0.05            0.03            0.02            0.01            0.02
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    (0.00)           0.00            0.00            0.00            0.00            0.00
                                    ------          ------          ------          ------          ------          ------
  Total from investment               0.05            0.05            0.03            0.02            0.01            0.02
                                    ------          ------          ------          ------          ------          ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.05)          (0.05)          (0.03)          (0.02)          (0.01)          (0.02)
  Distributions from net              0.00            0.00            0.00            0.00            0.00            0.00
                                    ------          ------          ------          ------          ------          ------
  realized gain
  Total distributions                (0.05)          (0.05)          (0.03)          (0.02)          (0.01)          (0.02)
                                    ------          ------          ------          ------          ------          ------
 NET ASSET VALUE, END OF             $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
                                    ======          ======          ======          ======          ======          ======
  PERIOD
 TOTAL RETURN/2/                      5.06%           5.12%           3.21%           1.60%           0.98%           1.54%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $9,194,540      $7,830,847      $6,497,267      $5,998,383      $5,839,329      $5,175,328
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/              4.94%           5.01%           3.50%           1.61%           0.97%           1.52%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                        0.25%           0.25%           0.25%           0.26%           0.26%           0.28%
  Waived fees and reimbursed         (0.05)%         (0.05)%         (0.05)%         (0.06)%         (0.04)%         (0.03)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                        0.20%           0.20%           0.20%           0.20%           0.22%           0.25%


1 The Fund changed its fiscal year-end from March 31 to February 28.

2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during periods shown. Total returns for periods of less than one year are not annualized.

3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 46 FINANCIAL HIGHLIGHTS

GOVERNMENT MONEY MARKET FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON JULY 28, 2003
For a share outstanding throughout each period


                                      FEB. 29,           FEB. 28,           FEB. 28,           MARCH 31,          MARCH 31,
 FOR THE PERIOD ENDED:                 2008               2007              2006/3/             2005               2004
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                   $1.00              $1.00              $1.00              $1.00              $1.00
 INCOME FROM
    INVESTMENT OPERATIONS:
  Net investment income                   0.04               0.05               0.03               0.02               0.01
  (loss)
  Net realized and
unrealized gain
   (loss) on investments                  0.00               0.00               0.00               0.00               0.00
                                       -------            -------            -------            -------            -------
  Total from investment
   operations                             0.04               0.05               0.03               0.02               0.01
                                       -------            -------            -------            -------            -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.04)             (0.05)             (0.03)             (0.02)             (0.01)
  Distributions from net
realized
   gain                                   0.00               0.00               0.00               0.00               0.00
                                       -------            -------            -------            -------            -------
  Total distributions                    (0.04)             (0.05)             (0.03)             (0.02)             (0.01)
                                       -------            -------            -------            -------            -------
 NET ASSET VALUE, END OF                 $1.00              $1.00              $1.00              $1.00              $1.00
                                       =======            =======            =======            =======            =======
  PERIOD
 TOTAL RETURN/1/                          4.83%              5.07%              3.19%              1.57%              0.61%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $23,265,323         $7,766,684         $4,508,755         $3,964,854         $1,471,711
  (000s)
  Ratio of net investment
income
   (loss) to average net                  4.54%              5.00%              3.45%              1.66%              0.90%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2/                            0.25%              0.25%              0.26%              0.26%              0.25%
  Waived fees and reimbursed
   expenses/2/                           (0.05)%            (0.05)%            (0.06)%            (0.06)%            (0.05)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses/2/             0.20%              0.20%              0.20%              0.20%              0.20%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 The Fund changed its fiscal year-end from March 31 to February 28.

                                                         FINANCIAL HIGHLIGHTS 47

HERITAGE MONEY MARKET FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON MARCH 31, 2000
For a share outstanding throughout each period


                                     FEB. 29,        FEB. 28,        FEB. 28,        OCT. 31,        OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:                2008             2007          2006/3/           2005            2004            2003
 NET ASSET VALUE, BEGINNING            $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
  OF PERIOD
 INCOME FROM
    INVESTMENT OPERATIONS:
  Net investment income                 0.05            0.05            0.01            0.03            0.01            0.01
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                       0.00            0.00            0.00            0.00            0.00            0.00
                                      ------          ------          ------          ------          ------          ------
  Total from investment                 0.05            0.05            0.01            0.03            0.01            0.01
                                      ------          ------          ------          ------          ------          ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.05)          (0.05)          (0.01)          (0.03)          (0.01)          (0.01)
  Distributions from net                0.00            0.00            0.00            0.00            0.00            0.00
                                      ------          ------          ------          ------          ------          ------
  realized gain
  Total distributions                  (0.05)          (0.05)          (0.01)          (0.03)          (0.01)          (0.01)
                                      ------          ------          ------          ------          ------          ------
 NET ASSET VALUE, END OF               $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
                                      ======          ======          ======          ======          ======          ======
  PERIOD
 TOTAL RETURN/1/                        5.06%           5.12%           1.36%           2.75%           1.10%           1.16%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $1,579,225        $353,755        $419,084        $338,723        $162,280        $263,513
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/2/                4.77%           4.98%           4.13%           2.97%           1.07%           1.25%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                          0.26%           0.28%           0.28%           0.28%           0.26%           0.22%
  Waived fees and reimbursed           (0.06)%         (0.10)%         (0.10)%         (0.10)%         (0.08)%         (0.04)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                          0.20%           0.18%           0.18%           0.18%           0.18%           0.18%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2 During each period, various fees and expenses were waived and/or reimbursed.
  The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 The Fund changed its fiscal year-end from October 31 to February 28.

 48 FINANCIAL HIGHLIGHTS

MUNICIPAL MONEY MARKET FUND
INVESTOR CLASS SHARES-COMMENCED ON OCTOBER 23, 1986
For a share outstanding throughout each period


                                   FEB. 29,        FEB. 28,        FEB. 28,        OCT. 31,        OCT. 31,          OCT. 31,
 FOR THE PERIOD ENDED:               2008            2007          2006/1/           2005            2004             2003
 NET ASSET VALUE, BEGINNING          $1.00           $1.00           $1.00           $1.00           $1.00              $1.00
  OF PERIOD
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income               0.03            0.03            0.01            0.02            0.01               0.01
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    (0.00)           0.00            0.00            0.00            0.00               0.00
                                    ------          ------          ------          ------          ------             ------
  Total from investment               0.03            0.03            0.01            0.02            0.01               0.01
                                    ------          ------          ------          ------          ------             ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.03)          (0.03)          (0.01)          (0.02)          (0.01)             (0.01)
  Distributions from net              0.00            0.00            0.00            0.00            0.00               0.00
                                    ------          ------          ------          ------          ------             ------
  realized gain
  Total distributions                (0.03)          (0.03)          (0.01)          (0.02)          (0.01)             (0.01)
                                    ------          ------          ------          ------          ------             ------
 NET ASSET VALUE, END OF             $1.00           $1.00           $1.00           $1.00           $1.00              $1.00
                                    ======          ======          ======          ======          ======             ======
  PERIOD
 TOTAL RETURN/2/                      3.01%           3.02%           0.81%           1.69%           0.83%              0.92%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $388,516        $439,112        $539,844        $597,924        $875,447        $1,563,333
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/              2.99%           2.97%           2.45%           1.64%           0.81%              0.94%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                        1.01%           1.04%           1.04%           0.86%           0.65%              0.61%
  Waived fees and reimbursed         (0.37)%         (0.40)%         (0.40)%         (0.20)%         (0.02)%             0.00%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                        0.64%           0.64%           0.64%           0.66%           0.63%              0.61%


1 The Fund changed its fiscal year-end from October 31 to February 28.

2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 49

NATIONAL TAX-FREE MONEY MARKET FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period


                                  FEB. 29,        FEB. 28,       FEB. 28,       MARCH 31,      MARCH 31,     MARCH 31,
 FOR THE PERIOD ENDED:              2008            2007         2006/3/          2005           2004          2003
 NET ASSET VALUE, BEGINNING          $1.00           $1.00         $1.00           $1.00         $1.00          $1.00
  OF PERIOD
 INCOME FROM
    INVESTMENT OPERATIONS:
  Net investment income               0.03            0.03          0.02            0.01          0.01           0.01
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                     0.00            0.00          0.00            0.00          0.00           0.00
                                    ------          ------        ------          ------        ------         ------
  Total from investment               0.03            0.03          0.02            0.01          0.01           0.01
                                    ------          ------        ------          ------        ------         ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.03)          (0.03)        (0.02)          (0.01)        (0.01)         (0.01)
  Distributions from net              0.00            0.00          0.00            0.00          0.00           0.00
                                    ------          ------        ------          ------        ------         ------
  realized gain
  Total distributions                (0.03)          (0.03)        (0.02)          (0.01)        (0.01)         (0.01)
                                    ------          ------        ------          ------        ------         ------
 NET ASSET VALUE, END OF             $1.00           $1.00         $1.00           $1.00         $1.00          $1.00
                                    ======          ======        ======          ======        ======         ======
  PERIOD
 TOTAL RETURN/1/                      3.37%           3.39%         2.31%           1.27%         0.85%          1.23%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $1,403,838      $1,146,902      $700,534      $1,032,250      $302,140      $126,969
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/2/              3.31%           3.35%         2.46%           1.37%         0.82%          1.23%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                        0.26%           0.26%         0.27%           0.26%         0.26%          0.29%
  Waived fees and reimbursed         (0.06)%         (0.06)%       (0.07)%         (0.06)%       (0.04)%         0.00%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                        0.20%           0.20%         0.20%           0.20%         0.22%          0.29%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 The Fund changed its fiscal year-end from March 31 to February 28.

 50 FINANCIAL HIGHLIGHTS

PRIME INVESTMENT MONEY MARKET
INSTITUTIONAL CLASS SHARES - COMMENCED ON JULY 28, 2003
For a share outstanding throughout each period


                                     FEB. 29,           FEB. 28,           FEB. 28,           MARCH 31,          MARCH 31,
 FOR THE PERIOD ENDED:                2008               2007              2006/3/             2005               2004
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                  $1.00              $1.00              $1.00               $1.00             $1.00
 INCOME FROM
    INVESTMENT OPERATIONS:
  Net investment income                  0.05               0.05               0.03                0.02              0.01
  (loss)
  Net realized and
unrealized gain
   (loss)on investments                 (0.00)              0.00               0.00                0.00              0.00
                                      -------            -------            -------             -------           -------
  Total from investment
   operations                            0.05               0.05               0.03                0.02              0.01
                                      -------            -------            -------             -------           -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.05)             (0.05)             (0.03)              (0.02)            (0.01)
  Distributions from net
realized
   gain                                  0.00               0.00               0.00                0.00              0.00
                                      -------            -------            -------             -------           -------
  Total distributions                   (0.05)             (0.05)             (0.03)              (0.02)            (0.01)
                                      -------            -------            -------             -------           -------
 NET ASSET VALUE, END OF                $1.00              $1.00              $1.00               $1.00             $1.00
                                      =======            =======            =======             =======           =======
  PERIOD
 TOTAL RETURN/1/                         4.99%              5.10%              3.23%               1.58%             0.60%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $7,525,254         $7,088,329         $2,889,532         $3,271,052         $1,085,856
  (000s)
  Ratio of net investment
income
   (loss) to average net                 4.87%              5.06%              3.46%               1.87%             0.89%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2/                           0.25%              0.26%              0.26%               0.26%             0.25%
  Waived fees and reimbursed
   expenses/2/                          (0.05)%            (0.06)%            (0.06)%             (0.06)            (0.05)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses/2/            0.20%              0.20%              0.20%               0.20%             0.20%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 The Fund changed its fiscal year-end from March 31 to February 28.

                                                         FINANCIAL HIGHLIGHTS 51

TREASURY PLUS MONEY MARKET FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON AUGUST 11, 1995
For a share outstanding throughout each period


                                  FEB. 29,        FEB. 28,        FEB. 28,        MARCH 31,       MAR. 31,        MAR. 31,
 FOR THE PERIOD ENDED:              2008            2007          2006/3/           2005            2004            2003
 NET ASSET VALUE, BEGINNING          $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
  OF PERIOD
 INCOME FROM
    INVESTMENT OPERATIONS:
  Net investment income               0.04            0.05            0.03            0.01            0.01            0.01
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                     0.00            0.00            0.00            0.00            0.00            0.00
                                    ------          ------          ------          ------          ------          ------
  Total from investment               0.04            0.05            0.03            0.01            0.01            0.01
                                    ------          ------          ------          ------          ------          ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.04)          (0.05)          (0.03)          (0.01)          (0.01)          (0.01)
  Distributions from net              0.00            0.00            0.00            0.00            0.00            0.00
                                    ------          ------          ------          ------          ------          ------
  realized gain
  Total distributions                (0.04)          (0.05)          (0.03)          (0.01)          (0.01)          (0.01)
                                    ------          ------          ------          ------          ------          ------
 NET ASSET VALUE, END OF             $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
                                    ======          ======          ======          ======          ======          ======
  PERIOD
 TOTAL RETURN/1/                      4.45%           5.01%           3.07%           1.48%           0.88%           1.45%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $2,951,408      $1,822,046      $1,166,102      $1,268,636      $1,964,435      $1,565,864
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/2/              4.19%           4.93%           3.29%           1.39%           0.88%           1.38%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                        0.26%           0.26%           0.26%           0.27%           0.26%           0.29%
  Waived fees and reimbursed         (0.06)%         (0.06)%         (0.06)%         (0.07)%         (0.06)%         (0.08)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                        0.20%           0.20%           0.20%           0.20%           0.20%           0.21%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 The Fund changed its fiscal year-end from March 31 to February 28.

 52 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            078MMIT/P1204 (7-08)
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                  JULY 1, 2008


                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - MONEY MARKET FUNDS

Cash Investment Money Market Fund

Government Money Market Fund

Heritage Money Market Fund

National Tax-Free Money Market Fund

Treasury Plus Money Market Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS

INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information             3
Cash Investment Money Market     5
  Fund
Government Money Market Fund     8
Heritage Money Market Fund      11
National Tax-Free Money         14
  Market Fund
Treasury Plus Money Market      17
  Fund
Description of Principal        20
  Investment Risks
Portfolio Holdings              23
  Information

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

Organization and Management     24
  of the Funds
About Wells Fargo Funds Trust   24
The Investment Adviser          24
The Sub-Adviser                 25
Dormant Multi-Manager           25
  Arrangement

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES


Compensation to Dealers and    26
  Shareholder
   Servicing Agents
Pricing Fund Shares            27
How to Buy Shares              28
How to Sell Shares             32
How to Exchange Shares         34
Account Policies               35


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   37
Taxes                           38
Financial Highlights            39
For More Information    Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management) or the sub-adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Government Money Market Fund and Treasury Plus Money Market Fund disclosed in each Fund's "Principal Investments" section may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice. The investment policy of the National Tax-Free Money Market Fund concerning "80% of the Fund's net assets" may only be changed with shareholder approval.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

--------------------------------------------------------------------------------
ABOUT WELLS FARGO ADVANTAGE MONEY MARKET FUNDS
All Wells Fargo Advantage Money Market Funds seek to provide current income, while preserving capital and liquidity by investing in a portfolio of money market instruments. A Fund may have additional investment objectives or restrictions.

Money market instruments are high quality, short-term investments that present minimal credit risk and may include securities such as U.S. Government obligations, bank obligations, corporate bonds, commercial paper, municipal securities, asset- and mortgage-backed securities, and repurchase agreements.

All Wells Fargo Advantage Money Market Funds are managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, which provides that:
   o Each Fund will seek to maintain a net asset value of $1.00 per share.
   o Each Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.
   o The dollar-weighted average maturity of each Fund will be 90 days or less.
   o Each Fund will invest only in U.S. dollar-denominated securities.
   o Each Fund will value its assets based on the total market value of all of the securities it holds using the amortized cost method.

In order to obtain a rating from a rating organization, some Funds may observe additional investment restrictions.

Under normal circumstances, the Funds will invest the majority of their assets in First Tier securities. Consistent with Rule 2a-7, a First Tier security is any security that has received the highest possible short-term rating for debt obligations from any two nationally recognized statistical rating organizations (NRSRO), has received one such rating if rated by only one NRSRO, or is deemed by us to be of comparable quality if unrated. A Government security is considered a First Tier security.

 4 KEY FUND INFORMATION

CASH INVESTMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
10/14/1987
ADMINISTRATOR CLASS
Ticker: WFAXX

INVESTMENT OBJECTIVE
The Cash Investment Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Management Risk
   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                             CASH INVESTMENT MONEY MARKET FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                      CALENDAR YEAR RETURNS FOR THE ADMINISTRATOR CLASS/1/
                                     AS OF 12/31 EACH YEAR
1998       1999       2000       2001       2002       2003       2004       2005       2006     2007
5.32%      4.92%      6.17%      4.03%      1.49%      0.84%      1.11%      2.95%      4.80%    5.10%

           BEST AND WORST QUARTER
  Best Quarter:        Q4 '00      1.58%
  Worst Quarter:       Q3 '03      0.19%


          The Fund's year-to-date performance through March 31, 2008, was 0.90%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.


 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007             1 YEAR        5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/               5.10%         2.94%         3.65%

1 Administrator Class shares incepted on July 31, 2003. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Service Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

 6 CASH INVESTMENT MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 Annual Fund Operating
Expenses (expenses that ar  e
deducted from
Fund assets)
  Management Fees                       0.10%
  Distribution (12b-1) Fees             0.00%
  Other Expenses/1/                     0.27%
  TOTAL ANNUAL FUND                     0.37%
  OPERATING EXPENSES
  Fee Waivers                           0.02%
  NET EXPENSES/2/                       0.35%


1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees. The actual net operating expense ratio of the Fund was 0.33% for the most recent fiscal year.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                $34
   3 Years              $115
   5 Years              $204
  10 Years              $464


                                             CASH INVESTMENT MONEY MARKET FUND 7

GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
11/16/1987
ADMINISTRATOR CLASS
Ticker: WGAXX

INVESTMENT OBJECTIVE
The Government Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments that consist of U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of short-term U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations. These investments may have fixed, floating, or variable rates of interest.

Our security selection is based on several factors, including yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Management Risk

   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 8 GOVERNMENT MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]

              CALENDAR YEAR RETURNS FOR THE ADMINISTRATOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006     2007
5.07%   4.72%   5.99%   3.80%   1.45%   0.79%   1.07%   2.92%   4.76%    4.93%

        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     1.54%
  Worst Quarter:      Q3 '03     0.18%


          The Fund's year-to-date performance through March 31, 2008, was 0.79%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.


 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/            4.93%        2.88%          3.53%

1 Administrator Class shares incepted on July 31, 2003. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Service Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

                                                  GOVERNMENT MONEY MARKET FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.27%
  TOTAL ANNUAL FUND                    0.37%
  OPERATING EXPENSES
  Fee Waivers                          0.02%
  NET EXPENSES/2/                      0.35%

1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                 $36
   3 Years               $117
   5 Years               $206
   10 Years              $466

 10 GOVERNMENT MONEY MARKET FUND

HERITAGE MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
6/29/1995
ADMINISTRATOR CLASS
Ticker: SHMXX

INVESTMENT OBJECTIVE
The Heritage Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Management Risk
   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   HERITAGE MONEY MARKET FUND 11

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.




[GRAPHIC APPEARS HERE]


               CALENDAR YEAR RETURNS FOR THE ADMINISTRATOR CLASS
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006     2007
5.47%   4.96%   6.21%   3.99%   1.53%   0.85%   1.04%   2.89%   4.75%    5.07%


        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     1.60%
  Worst Quarter:      Q3 '03     0.18%


          The Fund's year-to-date performance through March 31, 2008, was 0.91%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS               5.07%        2.91%          3.66%



 12 HERITAGE MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.28%
  TOTAL ANNUAL FUND                    0.38%
  OPERATING EXPENSES
  Fee Waivers                          0.03%
  NET EXPENSES/2/                      0.35%


1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio as shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees. The actual net operating expense ratio of the Fund was 0.34% for the most recent fiscal year.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                $34
   3 Years              $117
   5 Years              $208
  10 Years              $476


                                                   HERITAGE MONEY MARKET FUND 13

NATIONAL TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
1/7/1988
ADMINISTRATOR CLASS
Ticker: WNTXX

INVESTMENT OBJECTIVE
The National Tax-Free Money Market Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments. At least 80% of the Fund's net assets are invested in municipal obligations that pay interest exempt from federal income tax and federal alternative minimum tax (AMT).

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions or financing authorities. These investments may have fixed, floating, or variable rates of interest. We will only purchase First Tier securities.


We invest principally in municipal obligations that pay interest exempt from federal income tax and federal AMT. The Fund attempts to invest exclusively in these securities; however, it is possible that the Fund may invest up to 20% of its net assets in high quality, short-term money market instruments that pay interest subject to federal income tax or federal AMT.


Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.


The Fund may temporarily deviate from its principal investment strategies by investing its assets in high-quality, short-term money market instruments that pay interest subject to federal income tax or federal AMT. Circumstances in which the Fund may invest in these securities include, but are not limited to, periods of low or no availability of eligible municipal obligations or in order to manage liquidity. If the Fund invests in taxable securities, it may distribute taxable income.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Management Risk

   o  Market Risk
   o  Money Market Fund Risk
   o  Municipal Securities Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 14 NATIONAL TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]

             CALENDAR YEAR RETURNS FOR THE ADMINISTRATOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
3.19%   2.91%   3.81%   2.54%   1.18%   0.66%   0.80%   2.10%   3.19%   3.40%

        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     1.00%
  Worst Quarter:      Q3 '03     0.13%


          The Fund's year-to-date performance through March 31, 2008, was 0.61%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.


 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/            3.40%        2.03%          2.37%

1 Administrator Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Service Class shares, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

                                          NATIONAL TAX-FREE MONEY MARKET FUND 15

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.28%
  TOTAL ANNUAL FUND                    0.38%
  OPERATING EXPENSES
  Fee Waivers                          0.08%
  NET EXPENSES2                        0.30%

1 Includes expenses payable to affiliates of Wells Fargo & Company.

2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $31
   3 Years              $114
   5 Years              $205
  10 Years              $473

 16 NATIONAL TAX-FREE MONEY MARKET FUND

TREASURY PLUS MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
10/1/1985
ADMINISTRATOR CLASS
Ticker: WTPXX

INVESTMENT OBJECTIVE
The Treasury Plus Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments that consist of U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of short-term obligations issued by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury obligations.


Our security selection is based on several factors, including yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Management Risk
   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                              TREASURY PLUS MONEY MARKET FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


             CALENDAR YEAR RETURNS FOR THE ADMINISTRATOR CLASS/1/
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
5.23%   4.78%   6.03%   3.90%   1.61%   0.95%   1.14%   2.95%   4.84%   4.82%


        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     1.58%
  Worst Quarter:      Q3 '03     0.21%


          The Fund's year-to-date performance through March 31, 2008, was 0.61%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.


 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/            4.82%        2.93%          3.61%


1Administrator Class shares incepted on March 31, 2008. Performance shown for the Administrator Class shares reflects the performance of the Institutional Class shares, and includes expenses that are not applicable to and are lower than those of the Administrator Class shares. The Institutional Class shares annual returns are substantially similar to what the Administrator Class shares annual returns would be because the Institutional Class shares and Administrator Class shares are invested in the same portfolio of securities and their returns differ only to the extent that they do not have the same expenses.


 18 TREASURY PLUS MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.28%
  TOTAL ANNUAL FUND                    0.38%
  OPERATING EXPENSES
  Fee Waivers                          0.03%
  NET EXPENSES/2/                      0.35%


1 Includes expenses payable to affiliates of Wells Fargo & Company.


2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                $36
   3 Years              $119
   5 Years              $210
  10 Years              $477


                                              TREASURY PLUS MONEY MARKET FUND 19

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


COUNTER-PARTY RISK       When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                         Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                         Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK     Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                         Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

FOREIGN INVESTMENT RISK  Investments in foreign obligations are subject to more risks than U.S. domestic obligations.
                         These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, returns realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities may involve foreign withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently than U.S. markets.

ISSUER RISK              The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

LEVERAGE RISK            Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.


 20 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MANAGEMENT RISK            We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK                The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

MONEY MARKET FUND RISK     Although each Fund seeks to maintain the value of your investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a
                           Fund. Generally, short-term funds such as money market funds do not earn as high a level of income as funds that invest in longer-term instruments. Because the Funds invest in short-
                           term instruments, the Fund's dividend yields may be low when short-term market interest rates are low.

MUNICIPAL SECURITIES RISK  Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. A Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation may affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects.
                           Although the Funds strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal AMT for certain of the Funds, some income earned by Fund investments may be subject to such taxes. The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by a Fund. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

REGULATORY RISK            Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 21

U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an
                             Underlying Fund that holds securities of the entity will be adversely impacted. U.S.
                             Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


 22 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain {FUNDS PORTFOLIOS 2}. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.



                                               PORTFOLIO HOLDINGS INFORMATION 23

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended August 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

 24 ORGANIZATION AND MANAGEMENT OF THE FUNDS

THE SUB-ADVISER
The following sub-adviser performs day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds.
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

--------------------------------------------------------------------------------

DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for the Heritage Money Market Fund. Under this arrangement, each Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 25

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



SHAREHOLDER SERVICING PLAN

The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.10% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.


ADDITIONAL PAYMENTS TO DEALERS

In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.

 26 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day. To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. We determine the NAV of the Cash Investment Money Market Fund, Government Money Market Fund, Heritage Money Market Fund and Treasury Plus Money Market Fund at 5:00 p.m. (ET), and of the National Tax-Free Money Market Fund at 4:00 p.m. (ET). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Requests the transfer agent receives in proper form before these times are processed the same day. Requests the transfer agent receives after these times are processed the next business day. Information on the timing of dividend accrual in connection with a purchase or a redemption of shares is referenced in the How to Buy Shares and How to Sell Shares sections on the following pages.

Each Fund's assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the 1940 Act. See the Statement of Additional Information for further disclosure.


                                                          PRICING FUND SHARES 27

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum and subsequent investment amounts and/or earlier transaction deadlines than those stated in this Prospectus. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

ALL INVESTORS SHOULD UNDERSTAND THE FOLLOWING:

   o U.S. DOLLARS ONLY. All payments must be made in U.S. dollars and all checks must be drawn on U.S. banks. It is expected that purchases in the form of investment checks do not accrue dividends until the next BUSINESS DAY after receipt.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o TRADE REQUESTS. For the benefit of the Funds, we request that trades be placed as early in the day as possible.

 28 HOW TO BUY SHARES

HOW TO BUY SHARES DIRECTLY:
Administrator Class shares are also available for purchase directly from WELLS FARGO ADVANTAGE FUNDS. Please refer to the following section for details on how to directly purchase Administrator Class shares of the Funds. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.


 MINIMUM INVESTMENTS        INITIAL PURCHASE                                  SUBSEQUENT PURCHASES
-------------------------- ------------------------------------------------- -------------------------------------
 Regular accounts          Institutions and other investors are              no minimum
                           required to make a minimum initial
                           investment of $1,000,000 per Fund. There
                           are no minimum subsequent investment
                           requirements. The minimum initial
                           investment may be waived or reduced in
                           certain situations. Please see the
                           Statement of Additional Information for
                           details on minimum initial investment
                           waivers.
 BUYING SHARES              OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
-------------------------- ------------------------------------------------- -------------------------------------
 Through Your Investment   Contact your investment representative            Contact your investment
 Representative                                                              representative
--------------------------                                                   -------------------------------------
 By Mail                   o Complete and sign your account                  o Enclose a voided check (for
-------------------------- application.                                      checking accounts) or a deposit
                           o Mail the application with your check made       slip (savings accounts).
                           payable to the Fund to Investor Services at:      Alternatively, include a note
                                             REGULAR MAIL                    with your name, the Fund name,
                           ------------------------------------------------- and your account number.
                                     WELLS FARGO ADVANTAGE FUNDS             o Mail the deposit slip or note
                                            P.O. Box 8266                    with your check made payable
                                        Boston, MA 02266-8266                to the Fund to the address on
                                            OVERNIGHT ONLY
                           ------------------------------------------------- the left.
                                                                             -------------------------------------
                                     WELLS FARGO ADVANTAGE FUNDS
                                  c/o Boston Financial Data Services
                                             30 Dan Road
                                        Canton, MA 02021-2809
                           -------------------------------------------------
 By Telephone
--------------------------
                           A new account may not be opened by                To buy additional shares or to buy
                           telephone unless you have another Wells           shares of a new Fund call:
                           Fargo Advantage Fund account with your            o Investor Services at
                           bank information on file. If you do not           1-800-222-8222 or
                           currently have an account, refer to the section   o 1-800-368-7550 for the
                           on buying shares by mail or wire.                 automated phone system
                           ------------------------------------------------- -------------------------------------
 In Person
--------------------------
                           Investors are welcome to visit the Investor       See instructions shown to the left.
                           Center in person to ask questions or conduct      -------------------------------------
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
                           -------------------------------------------------


                                                            HOW TO BUY SHARES 29

 BUYING SHARES
----------------------------------------------------------------------------------------------------
                OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
               --------------------------------------------- ---------------------------------------
 By Wire
--------------
               o Complete, sign and mail your account        To buy additional shares, instruct
               application (refer to the section on buying   your bank or financial institution to
               shares by mail)                               use the same wire instructions
               o Provide the following instructions to your  shown to the left.
               financial institution:                        --------------------------------------
               State Street Bank & Trust
               Boston, MA
               Bank Routing Number: ABA 011000028
               Wire Purchase Account: 9905-437-1
               Attention: WELLS FARGO ADVANTAGE FUNDS
               (Name of Fund, Account
               Number and any applicable
               share class)
               Account Name: Provide your
               name as registered on the
               Fund account
               ---------------------------------------------
 By Internet
--------------
               A new account may not be opened by            o To buy additional shares or buy
               Internet unless you have another Wells Fargo  shares of a new Fund, visit our
               Advantage Fund account with your bank         Web site at
               information on file. If you do not currently  www.wellsfargo.com/
               have an account, refer to the section on      advantagefunds.
               buying shares by mail or wire.                o Subsequent online purchases
               --------------------------------------------- have a minimum of $100 and a maximum of $100,000. You may
                                                             be eligible for an exception to
                                                             this maximum. Please call
                                                             Investor Services at 1-800-222-
                                                             8222 for more information.
                                                             --------------------------------------


GENERAL NOTES FOR BUYING SHARES

   o MINIMUM INVESTMENTS. Institutions and other investors are required to make a minimum initial investment of $1,000,000 per Fund. There are no minimum subsequent investment requirements. The minimum initial investment may be waived or reduced in certain situations. Please see the Statement of Additional Information for details on minimum initial investment waivers.

   o PROPER FORM. If the transfer agent receives your application in proper order before the Fund's NAV is calculated, your transactions will be priced at that day's NAV. If your application is received after the Fund's NAV is calculated, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. Shares begin earning dividends after the transfer agent receives your purchase order in proper form and the purchase amount is received by the Fund's custodian.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid. In the event that your purchase amount is not received by the close of the Federal Funds wire for purchases by wire or Electronic Funds Transfer, we reserve the right to hold you responsible for any losses, expenses or fees incurred by the Fund, its transfer agent or its custodian.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

 30 HOW TO BUY SHARES

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   o EARNINGS DISTRIBUTIONS. Assuming the purchase amount is received by the Fund's custodian no later than the close of the Federal Funds Wire, which is normally 6:00p.m. (ET), dividends will accrue as follows:

 IF A PROPER ORDER IS
  RECEIVED:                    DIVIDENDS BEGIN TO ACCRUE:
  National Tax-Free Money
  Market
  o By 12:00 p.m. (ET)         Same Business Day
  o After 12:00 p.m. (ET)      Next Business Day
----------------------------- -----------------------------
  Cash Investment Money
  Market
  Government Money Market
  Heritage Money Market
  Treasury Plus Money Market
  o By 5:00 p.m. (ET)          Same Business Day
  o After 5:00 p.m. (ET)       Next Business Day

----------------------------- -----------------------------

                                                            HOW TO BUY SHARES 31

HOW TO SELL SHARES
--------------------------------------------------------------------------------


The following section explains how you can sell shares held directly through an account with Wells Fargo Advantage Funds. For Fund shares held through brokerage or other types of accounts, please consult your investment representative.



 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ---------------------------------------------------------------------
 By Telephone /             o To speak with an investor services representative call
 Electronic Funds Transfer  1-800-222-8222 or use the automated phone system at
(EFT)                       1-800-368-7550.
--------------------------- o Redemptions processed by EFT to a linked Wells Fargo Bank account, and received by the deadlines listed in the
                            "Redemption Orders" section below, will occur same day for
                            Wells Fargo Advantage money market funds.
                            o Transfers made to a Wells Fargo Bank Account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.
                            ---------------------------------------------------------------------
 By Wire
---------------------------
                            o To arrange for a Federal Funds wire, call 1-800-222-8222.
                            o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                            o We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that it may assess for an incoming wire transfer.
                            ---------------------------------------------------------------------
 By Internet                 Visit our Web site at www.wellsfargo.com/advantagefunds.
--------------------------- ---------------------------------------------------------------------
 In Person
---------------------------
                            Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                            53051.
                            ---------------------------------------------------------------------
 Through Your Investment    Contact your investment representative.
  Representative
--------------------------- ---------------------------------------------------------------------


GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent.


   o RIGHT TO DELAY PAYMENT. For the National Tax-Free Money Market Fund, we can delay the payment of a redemption for up to seven days. We may delay the payment of a redemption for longer than seven days under extraordinary circumstances. For the Cash Investment Money Market Fund, Government Money Market Fund, Heritage Money Market Fund and Treasury Plus Money Market Fund, we can delay the payment of a redemption for longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Bank or under extraordinary circumstances.


 32 HOW TO SELL SHARES

     We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


     Under the extraordinary circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than one day for the Cash Investment Money Market Fund, Government Money Market Fund, Heritage Money Market Fund and Treasury Plus Money Market Fund, and for longer than seven days for the National Tax-Free Money Market Fund. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted;
     (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.


   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   o PAYMENT OF DIVIDENDS. Requests for redemption proceeds by check or Electronic Funds Transfer that are received in proper form will be sent out by the next business day after receipt and will earn a dividend until the day such proceeds are sent.

   o REDEMPTION ORDERS. Wire redemptions will be processed and earn dividends as listed in the table below.

 IF A PROPER ORDER IS
  RECEIVED:                    PROCEEDS WIRED                 DIVIDENDS
---------                     ------------------------------ ------------------------------
 National Tax-Free Money
  Market
 o By 12:00 p.m. (ET)          Same Business Day              Not earned on day of request
 o After 12:00 p.m. (ET)       Next Business Day              Earned on day of request
----------------------------- ------------------------------ ------------------------------
 Cash Investment Money Market
 Government Money Market
 Heritage Money Market
 Treasury Plus Money Market
 o By 5:00 p.m. (ET)           Same Business Day              Not earned on day of request
 o After 5:00 p.m. (ET)        Next Business Day              Earned on day of request

----------------------------- ------------------------------ ------------------------------

                                                           HOW TO SELL SHARES 33

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exception:

   o Administrator Class shares of the Heritage Money Market Fund and National Tax-Free Money Market Fund may be exchanged for Investor Class shares of any money market or non-money market fund.

o An exchange request will be processed on the same business day, provided that both Funds are open at the same time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o If you exchange between a money market Fund and Class A shares of a non-money market Fund, you will buy shares at the Public Offering Price
   (POP) of the new Fund unless you are otherwise eligible to buy shares at NAV.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders by increasing expenses or lowering returns. However, money market funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value, there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.

Although the policies adopted by the Funds do not prohibit frequent trading between money market Funds, Funds Management will seek to prevent an investor from utilizing a money market Fund to facilitate frequent purchases and redemptions of shares in non-money market Funds. If Funds Management determines that an investor has engaged in timing activities in contravention of the Fund's policies (as described in the prospectus for the non-money market Fund), Funds Management will prevent such investor from investing in the non-money market Fund for a period of 30 calendar days.

 34 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more; and
   o must have your distributions reinvested.


o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.


It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $50,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords

                                                             ACCOUNT POLICIES 35
confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 36 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Funds declare distributions of any net investment income daily, and make such distributions monthly. The Funds make distributions of any realized net capital gains annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

We offer the following distribution options. To change your current option for payment of distributions, please contact your institution or call
1-800-222-8222.


o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 37

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. It is intended that distributions of the National Tax-Free Money Market Fund's net interest income from municipal obligations generally will not be subject to federal income tax, although a portion of such distributions could be subject to the federal AMT. Distributions of ordinary income from the National Tax-Free Money Market Fund attributable to other sources, if any, and of ordinary income from the other Funds attributable to all sources, if any, generally will be taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, distributions of a Fund's net short-term capital gain, if any, generally will be taxable to you as ordinary income and distributions of a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income. In general, distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

To the extent a distribution from a Fund is taxable, such distributions will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

As long as a Fund continually maintains a $1.00 NAV, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your Fund shares.

 38 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


The Financial Highlights which follow show the financial performance of the Institutional Class shares of the Treasury Plus Money Market Fund.

                                                         FINANCIAL HIGHLIGHTS 39

CASH INVESTMENT MONEY MARKET FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON JULY 31, 2003
For a share outstanding throughout each period


                                     FEB. 29,           FEB. 28,           FEB. 28,          MARCH 31,        MARCH 31,
 FOR THE PERIOD ENDED:                2008               2007              2006/3/            2005             2004
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                  $1.00              $1.00              $1.00            $1.00            $1.00
 INCOME FROM
    INVESTMENT OPERATIONS:
  Net investment income                  0.05               0.05               0.03             0.01             0.01
  (loss)
  Net realized and
unrealized gain
   (loss) on investments                (0.00)              0.00               0.00             0.00             0.00
                                      -------            -------            -------          -------          -------
  Total from investment
   operations                            0.05               0.05               0.03             0.01             0.01
                                      -------            -------            -------          -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.05)             (0.05)             (0.03)           (0.01)           (0.01)
  Distributions from net
realized
   gain                                  0.00               0.00               0.00             0.00             0.00
                                      -------            -------            -------          -------          -------
  Total distributions                   (0.05)             (0.05)             (0.03)           (0.01)           (0.01)
                                      -------            -------            -------          -------          -------
 NET ASSET VALUE, END OF                $1.00              $1.00              $1.00            $1.00            $1.00
                                      =======            =======            =======          =======          =======
  PERIOD
 TOTAL RETURN/1/                         4.92%              4.96%              3.06%            1.45%            0.53%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $2,249,470         $1,364,223         $1,150,617         $619,286         $281,124
  (000s)
  Ratio of net investment
income
   (loss) to average net                 4.77%              4.87%              3.37%            1.57%            0.79%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2/                           0.37%              0.37%              0.37%            0.37%            0.39%
  Waived fees and reimbursed
   expenses/2/                          (0.04)%            (0.02)%            (0.02)%          (0.02)%          (0.04)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses/2/            0.33%              0.35%              0.35%            0.35%            0.35%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed for the periods shown. Total returns for periods of less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 The Fund changed its fiscal year-end from March 31 to February 28.

 40 FINANCIAL HIGHLIGHTS

GOVERNMENT MONEY MARKET FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON JULY 31, 2003
For a share outstanding throughout each period


                                     FEB. 29,           FEB. 28,          FEB. 28,         MARCH 31,        MARCH 31,
 FOR THE PERIOD ENDED:                2008               2007             2006/3/           2005             2004
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                  $1.00              $1.00            $1.00            $1.00            $1.00
 INCOME FROM
    INVESTMENT OPERATIONS:
  Net investment income                  0.04               0.05             0.03             0.01             0.01
  (loss)
  Net realized and
unrealized gain
   (loss) on investments                 0.00               0.00             0.00             0.00             0.00
                                      -------            -------          -------          -------          -------
  Total from investment
   operations                            0.04               0.05             0.03             0.01             0.01
                                      -------            -------          -------          -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.04)             (0.05)           (0.03)           (0.01)           (0.01)
  Distributions from net
realized
   gain                                  0.00               0.00             0.00             0.00             0.00
                                      -------            -------          -------          -------          -------
  Total distributions                   (0.04)             (0.05)           (0.03)           (0.01)           (0.01)
                                      -------            -------          -------          -------          -------
 NET ASSET VALUE, END OF                $1.00              $1.00            $1.00            $1.00            $1.00
                                      =======            =======          =======          =======          =======
  PERIOD
 TOTAL RETURN/1/                         4.68%              4.92%            3.05%            1.41%            0.50%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $1,944,435         $1,179,768         $876,234         $596,740         $160,507
  (000s)
  Ratio of net investment
income
   (loss) to average net                 4.55%              4.82%            3.33%            1.59%            0.75%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2/                           0.37%              0.37%            0.38%            0.38%            0.37%
  Waived fees and reimbursed
   expenses/2/                          (0.02)%            (0.02)%          (0.03)%          (0.03)%          (0.02)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses/2/            0.35%              0.35%            0.35%            0.35%            0.35%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed for the periods shown. Total returns for periods of less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 The Fund changed its fiscal year-end from March 31 to February 28.

                                                         FINANCIAL HIGHLIGHTS 41

HERITAGE MONEY MARKET FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON JUNE 29, 1995
For a share outstanding throughout each period/1/


                                   FEB. 29,        FEB. 28,        FEB. 28,         OCT.31,         OCT.31,         OCT.31,
 FOR THE PERIOD ENDED:               2008            2007          2006/1/           2005            2004            2003
 NET ASSET VALUE, BEGINNING          $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
  OF PERIOD
 INCOME FROM
    INVESTMENT OPERATIONS:
  Net investment income               0.05            0.05            0.01            0.03            0.01            0.01
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                     0.00            0.00            0.00            0.00            0.00            0.00
                                    ------          ------          ------          ------          ------          ------
  Total from investment               0.05            0.05            0.01            0.03            0.01            0.01
                                    ------          ------          ------          ------          ------          ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.05)          (0.05)          (0.01)          (0.03)          (0.01)          (0.01)
  Distributions from net              0.00            0.00            0.00            0.00            0.00            0.00
                                    ------          ------          ------          ------          ------          ------
  realized gain
  Total distributions                (0.05)          (0.05)          (0.01)          (0.03)          (0.01)          (0.01)
                                    ------          ------          ------          ------          ------          ------
 NET ASSET VALUE, END OF             $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
                                    ======          ======          ======          ======          ======          ======
  PERIOD (000)
 TOTAL RETURN/2/                      4.90%           4.91%           1.29%           2.54%           0.88%           0.94%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $608,865        $287,293        $288,971        $301,694        $452,770        $706,440
  Ratio of net investment
income (loss) to
   average net assets/3/              4.68%           4.80%           3.91%           2.41%           0.86%           0.95%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                        0.38%           0.40%           0.40%           0.56%           0.68%           0.62%
  Waived fees and reimbursed         (0.04)%         (0.02)%         (0.02)%         (0.17)%         (0.28)%         (0.22)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                        0.34%           0.38%           0.38%           0.39%           0.40%           0.40%


1 The Fund changed its Fiscal year-end from October 31 to February 28.

2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

3 During each period, various fees and expenses were waived and/or reimbursed.
  The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 42 FINANCIAL HIGHLIGHTS

NATIONAL TAX-FREE MONEY MARKET FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                      FEB. 29,           FEB. 28,           FEB. 28,
 FOR THE PERIOD ENDED:                2008               2007              2006/3/
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                  $1.00              $1.00              $1.00
 INCOME FROM
    INVESTMENT OPERATIONS:
  Net investment income                  0.03               0.03               0.02
  (loss)
  Net realized and
unrealized gain
   (loss) on investments                 0.00               0.00               0.00
                                    ---------          ---------          ---------
  Total from investment
   operations                            0.03               0.03               0.02
                                    ---------          ---------          ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.03)             (0.03)             (0.02)
  Distributions from net
realized
   gain                                  0.00               0.00               0.00
                                    ---------          ---------          ---------
  Total distributions                   (0.03)             (0.03)             (0.02)
                                    ---------          ---------          ---------
 NET ASSET VALUE, END OF                $1.00              $1.00              $1.00
                                    =========          =========          =========
  PERIOD
 TOTAL RETURN/1/                         3.27%              3.28%              2.21%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $517,666           $541,840           $561,788
  (000s)
  Ratio of net investment
income
   (loss) to average net                 3.24%              3.23%              2.39%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2/                           0.38%              0.38%              0.39%
  Waived fees and reimbursed
   expenses/2/                          (0.08)%            (0.08)%            (0.09)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses/2/            0.30%              0.30%              0.30%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed for periods shown. Total returns for periods of less than one year are not annualized.

2 During this period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 For the period April 11, 2005, (commencement of operations) through February
  28, 2006.

                                                         FINANCIAL HIGHLIGHTS 43

TREASURY PLUS MONEY MARKET FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON AUGUST 11, 1995
For a share outstanding throughout each period


                                  FEB. 29,        FEB. 28,        FEB. 28,        MARCH 31,       MAR. 31,        MAR. 31,
 FOR THE PERIOD ENDED:              2008            2007          2006/3/           2005            2004            2003
 NET ASSET VALUE, BEGINNING          $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
  OF PERIOD
 INCOME FROM
    INVESTMENT OPERATIONS:
  Net investment income               0.04            0.05            0.03            0.01            0.01            0.01
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                     0.00            0.00            0.00            0.00            0.00            0.00
                                    ------          ------          ------          ------          ------          ------
  Total from investment               0.04            0.05            0.03            0.01            0.01            0.01
                                    ------          ------          ------          ------          ------          ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.04)          (0.05)          (0.03)          (0.01)          (0.01)          (0.01)
  Distributions from net              0.00            0.00            0.00            0.00            0.00            0.00
                                    ------          ------          ------          ------          ------          ------
  realized gain
  Total distributions                (0.04)          (0.05)          (0.03)          (0.01)          (0.01)          (0.01)
                                    ------          ------          ------          ------          ------          ------
 NET ASSET VALUE, END OF             $1.00           $1.00           $1.00           $1.00           $1.00           $1.00
                                    ======          ======          ======          ======          ======          ======
  PERIOD
 TOTAL RETURN/1/                      4.45%           5.01%           3.07%           1.48%           0.88%           1.45%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $2,951,408      $1,822,046      $1,166,102      $1,268,636      $1,964,435      $1,565,864
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/2/              4.19%           4.93%           3.29%           1.39%           0.88%           1.38%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                        0.26%           0.26%           0.26%           0.27%           0.26%           0.29%
  Waived fees and reimbursed         (0.06)%         (0.06)%         (0.06)%         (0.07)%         (0.06)%         (0.08)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                        0.20%           0.20%           0.20%           0.20%           0.20%           0.21%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 The Fund changed its fiscal year-end from March 31 to February 28.
^

 44 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            078MMAM/P1203 (7-08)
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                  JULY 1, 2008


                                   Prospectus

                                 Investor Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - MONEY MARKET FUNDS

Money Market Fund

Municipal Money Market Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS

INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information             3
Money Market Fund                5
Municipal Money Market Fund      8
Description of Principal        11
  Investment Risks
Portfolio Holdings              14
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management     15
  of the Funds
About Wells Fargo Funds Trust   15
The Investment Adviser          15
The Sub-Adviser                 16
Dormant Multi-Manager           16
  Arrangement


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



Compensation to Dealers and    17
  Shareholder
   Servicing Agents
Pricing Fund Shares            18
How to Open an Account         19
How to Buy Shares              20
How to Sell Shares             23
How to Exchange Shares         26
Account Policies               27


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   29
Taxes                           30
Financial Highlights            31
For More Information    Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management) or the sub-adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Municipal Money Market Fund concerning "80% of the Fund's net assets" may only be changed with shareholder approval.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

--------------------------------------------------------------------------------
ABOUT WELLS FARGO ADVANTAGE MONEY MARKET FUNDS
All Wells Fargo Advantage Money Market Funds seek to provide current income, while preserving capital and liquidity by investing in a portfolio of money market instruments. A Fund may have additional investment objectives or restrictions.

Money market instruments are high quality, short-term investments that present minimal credit risk and may include securities such as U.S. Government obligations, bank obligations, corporate bonds, commercial paper, municipal securities, asset- and mortgage-backed securities, and repurchase agreements.

All Wells Fargo Advantage Money Market Funds are managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, which provides that:
   o Each Fund will seek to maintain a net asset value of $1.00 per share.
   o Each Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.
   o The dollar-weighted average maturity of each Fund will be 90 days or less.
   o Each Fund will invest only in U.S. dollar-denominated securities.
   o Each Fund will value its assets based on the total market value of all of the securities it holds using the amortized cost method.

In order to obtain a rating from a rating organization, some Funds may observe additional investment restrictions.

Under normal circumstances, the Funds will invest the majority of their assets in First Tier securities. Consistent with Rule 2a-7, a First Tier security is any security that has received the highest possible short-term rating for debt obligations from any two nationally recognized statistical rating organizations (NRSRO), has received one such rating if rated by only one NRSRO, or is deemed by us to be of comparable quality if unrated. A Government security is considered a First Tier security.

 4 KEY FUND INFORMATION

MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
7/1/1992
INVESTOR CLASS
Ticker: WMMXX

INVESTMENT OBJECTIVE
The Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Management Risk
   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                             MONEY MARKET FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                      CALENDAR YEAR TOTAL RETURNS FOR THE INVESTOR CLASS/1/
                                      AS OF 12/31 EACH YEAR
1998       1999       2000       2001       2002       2003       2004       2005       2006       2007
4.95%      4.60%      5.80%      3.52%      1.16%      0.49%      0.68%      2.60%      4.50%      4.78%


           BEST AND WORST QUARTER
  Best Quarter:        Q4 '00      1.49%
  Worst Quarter:       Q3 '03      0.09%


          The Portfolio's year-to-date performance through March 31, 2008, was 0.82%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007             1 YEAR        5 YEARS       10 YEARS
 INVESTOR CLASS/1/                    4.78%         2.60%         3.29%


1 Investor Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Investor Class shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Investor Class shares.

 6 MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 Annual Fund Operating
Expenses
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.26%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.60%
  TOTAL ANNUAL FUND                    0.86%
  OPERATING EXPENSES
  Fee Waivers                          0.21%
  NET EXPENSES/3/                      0.65%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.30% for the first $1 billion; 0.275% for the next $4 billion; and 0.25% for assets over $5 billion.


2 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.


3 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                  $66
   3 Years                $253
   5 Years                $456
  10 Years              $1,041


                                                             MONEY MARKET FUND 7

MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
10/23/1986
INVESTOR CLASS
Ticker: SXFXX

INVESTMENT OBJECTIVE
The Municipal Money Market Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:
o  exclusively in high-quality, short-term money market instruments; and
o at least 80% of the Fund's net assets in municipal obligations that pay interest exempt from federal income tax, but not necessarily federal alternative minimum tax (AMT).

We may also invest:


o  any amount in securities that pay interest subject to federal AMT.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions and financing authorities. These investments may have fixed, floating, or variable rates of interest. We will only purchase First Tier securities. We may invest 25% or more of the Fund's total assets in industrial development bonds and in participation interests in these securities.

We invest principally in municipal obligations that pay interest exempt from federal income tax, but not necessarily federal AMT. The Fund attempts to invest exclusively in these securities however, it is possible that the Fund may invest up to 20% of its net assets in high-quality, short-term money market instruments that pay interest subject to federal income tax.


Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.


The Fund may temporarily deviate from its principal investment strategies by investing its assets in high-quality, short-term money market instruments that pay interest subject to federal income tax. Circumstances in which the Fund may invest in these securities include, but are not limited to, periods of low or no availability of eligible municipal obligations or in order to manage liquidity. If the Fund invests in securities, it may distribute taxable income.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

   o  Debt Securities Risk
   o  Issuer Risk
   o  Leverage Risk
   o  Management Risk

   o  Market Risk
   o  Money Market Fund Risk
   o  Municipal Securities Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 8 MUNICIPAL MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.




[GRAPHIC APPEARS HERE]


          CALENDAR YEAR TOTAL RETURNS FOR THE INVESTOR CLASS
                         AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
3.55%   3.33%   4.18%   2.91%   1.33%   0.85%   0.90%   1.89%   2.93%   3.15%


         BEST AND WORST QUARTER
  Best Quarter:        Q2 '00      1.08%
  Worst Quarter:       Q3 '03      0.16%


          The Portfolio's year-to-date performance through March 31, 2008, was 0.54%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 INVESTOR CLASS                    3.15%        1.94%          2.50%



                                                   MUNICIPAL MONEY MARKET FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 Annual Fund Operating
Expenses
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.30%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.64%
  TOTAL ANNUAL FUND                    0.94%
  OPERATING EXPENSES
  Fee Waivers                          0.30%
  NET EXPENSES/3/                      0.64%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.30% for the first $1 billion; 0.275% for the next $4 billion; and 0.25% for assets over $5 billion.


2 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.


3 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                  $65
   3 Years                $270
   5 Years                $491
  10 Years              $1,127


 10 MUNICIPAL MONEY MARKET FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



COUNTER-PARTY RISK       When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                         Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                         Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK     Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                         Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

FOREIGN INVESTMENT RISK  Investments in foreign obligations are subject to more risks than U.S. domestic obligations.
                         These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, returns realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities may involve foreign withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently than U.S. markets.

ISSUER RISK              The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

LEVERAGE RISK            Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 11

MANAGEMENT RISK            We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK                The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

MONEY MARKET FUND RISK     Although each Fund seeks to maintain the value of your investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a
                           Fund. Generally, short-term funds such as money market funds do not earn as high a level of income as funds that invest in longer-term instruments. Because the Funds invest in short-
                           term instruments, the Fund's dividend yields may be low when short-term market interest rates are low.

MUNICIPAL SECURITIES RISK  Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. A Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation may affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects.
                           Although the Funds strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal AMT for certain of the Funds, some income earned by Fund investments may be subject to such taxes. The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by a Fund. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

REGULATORY RISK            Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.


 12 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an
                             Underlying Fund that holds securities of the entity will be adversely impacted. U.S.
                             Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 13

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain {FUNDS PORTFOLIOS 2}. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


 14 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended August 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 15

THE SUB-ADVISER
The following sub-adviser performs day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds.
--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for the Municipal Money Market Fund. Under this arrangement, each Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 16 ORGANIZATION AND MANAGEMENT OF THE FUNDS

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 17

PRICING FUND SHARES
--------------------------------------------------------------------------------



The share price (net asset value per share or NAV) for a Fund is calculated each business day. To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. We determine the NAV of the Funds at 4:00 p.m. (ET). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Requests the transfer agent receives in proper form before these times are processed the same day. Requests the transfer agent receives after these times are processed the next business day. Information on the timing of dividend accrual in connection with a purchase or a redemption of shares is referenced in the How to Buy Shares and How to Sell Shares sections on the following pages.

Each Fund's assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the 1940 Act. See the Statement of Additional Information for further disclosure.


 18 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------



You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)


                                                       HOW TO OPEN AN ACCOUNT 19

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.


 MINIMUM INVESTMENTS         INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------- -------------------------------------------------- --------------------------------------
 Regular accounts             $2,500                                             $100
 IRAs, IRA rollovers, Roth    $1,000                                             $100
  IRAs
 UGMA/UTMA accounts           $1,000                                              $50
 Employer Sponsored           no minimum                                         no minimum
  Retirement
 Plans
 BUYING SHARES               OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------- -------------------------------------------------- --------------------------------------
 Through Your Investment     Contact your investment representative             Contact your investment
 Representative             --------------------------------------------------  representative
---------------------------                                                    --------------------------------------
 By Mail
---------------------------
                            o Complete and sign your account                   o Enclose a voided check (for
                            application.                                       checking accounts) or a deposit
                            o Mail the application with your check made        slip (savings accounts).
                            payable to the Fund to Investor Services at:       Alternatively, include a note
                                              REGULAR MAIL                     with your name, the Fund name,
                            -------------------------------------------------- and your account number.
                                      WELLS FARGO ADVANTAGE FUNDS              o Mail the deposit slip or note
                                             P.O. Box 8266                     with your check made payable
                                         Boston, MA 02266-8266                 to the Fund to the address on
                                             OVERNIGHT ONLY
                            -------------------------------------------------- the left.
                                                                               --------------------------------------
                                      WELLS FARGO ADVANTAGE FUNDS
                                          c/o Boston Financial
                                              30 Dan Road
                                         Canton, MA 02021-2809
                            --------------------------------------------------
 By Telephone
---------------------------
                            A new account may not be opened by                 To buy additional shares or to buy
                            telephone unless you have another Wells            shares of a new Fund call:
                            Fargo Advantage Fund account with your             o Investor Services at
                            bank information on file. If you do not            1-800-222-8222 or
                            currently have an account, refer to the section    o 1-800-368-7550 for the
                            on buying shares by mail or wire.                  automated phone system
                            -------------------------------------------------- --------------------------------------
 In Person
---------------------------
                            Investors are welcome to visit the Investor        See instructions shown to the left.
                                                                              --------------------------------------
                            Center in person to ask questions or conduct
                            any Fund transaction. The Investor Center is
                            located at 100 Heritage Reserve, Menomonee
                            Falls, Wisconsin 53051.
                            --------------------------------------------------


 20 HOW TO BUY SHARES

 BUYING SHARES
----------------------------------------------------------------------------------------------------
                OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
               --------------------------------------------- ---------------------------------------
 By Wire
--------------
                o Complete, sign and mail your account       To buy additional shares, instruct
               application (refer to the section on buying   your bank or financial institution to
               shares by mail)                               use the same wire instructions6
               o Provide the following instructions to your  shown to the left.
               financial institution:                        --------------------------------------
               State Street Bank & Trust
               Boston, MA
               Bank Routing Number: ABA 011000028
               Wire Purchase Account: 9905-437-1
               Attention: WELLS FARGO ADVANTAGE FUNDS
               (Name of Fund, Account
               Number and any applicable
               share class)
               Account Name: Provide your
               name as registered on the
               Fund account
               ---------------------------------------------
 By Internet
--------------
               You may open an account online and fund       o To buy additional shares or buy
               your account with an Electronic Funds         shares of a new Fund, visit our
               Transfer from your bank account, by Federal   Web site at
               Wire, or by sending us a check. Visit         www.wellsfargo.com/
               www.wellsfargo.com/advantagefunds.            advantagefunds.
               The maximum initial online purchase is        o Subsequent online purchases
               $  25,000.                                    have a minimum of $100 and a
               --------------------------------------------- maximum of $100,000. You may be eligible for an exception to
                                                             this maximum. Please call
                                                             Investor Services at 1-800-222-
                                                             8222 for more information.
                                                             --------------------------------------


GENERAL NOTES FOR BUYING SHARES

   o PROPER FORM. If the transfer agent receives your application in proper order before the Fund's NAV is calculated, your transactions will be priced at that day's NAV. If your application is received after the Fund's NAV is calculated, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. Shares begin earning dividends after the transfer agent receives your purchase order in proper form and the purchase amount is received by the Fund's custodian.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks. It is expected that purchases in the form of investment checks do not accrue dividends until the next business day after receipt.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid. In the event that your purchase amount is not received by the close of the Federal Funds wire for purchases by wire or Electronic Funds Transfer, we reserve the right to hold you responsible for any losses, expenses or fees incurred by the Fund, its transfer agent or its custodian.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

                                                            HOW TO BUY SHARES 21

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $100 if you sign up for at least a $100 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.


   o EARNINGS DISTRIBUTIONS. Assuming the purchase amount is received by the Fund's custodian no later than the close of the Federal Funds Wire, which is normally 6:00p.m. (ET), dividends will accrue as follows:

 IF A PROPER ORDER IS
  RECEIVED:                  DIVIDENDS BEGIN TO ACCRUE:
  Municipal Money Market
  o By 12:00 p.m. (ET)       Same Business Day
  o After 12:00 p.m. (ET)    Next Business Day
--------------------------- -----------------------------
  Money Market
  o By 3:00 p.m. (ET)        Same Business Day
  o After 3:00 p.m. (ET)     Next Business Day

--------------------------- -----------------------------

 22 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------------------------------------------------
 Minimum Redemption        $100 (or remainder of account balance)
------------------------- ---------------------------------------------------------------------
 Through Your Investment  Contact your investment representative
  Representative          ----------------------------------------------------------------------
-------------------------
 By Mail
-------------------------
                          o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                          dollar amount you wish to receive (or write "Full Redemption"
                          to redeem your remaining account balance) to the address
                          below.
                          o Make sure all account owners sign the request exactly as their names appear on the account application.
                          o  A medallion guarantee may be required under certain
                          circumstances (see "General Notes for Selling Shares").
                                                      REGULAR MAIL
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                  c/o Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
                          ----------------------------------------------------------------------
 By Wire
-------------------------
                          o To arrange for a Federal Funds wire, call 1-800-222-8222.
                          o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                          o We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that it may assess for an incoming wire transfer.
                          ----------------------------------------------------------------------
 By Internet
-------------------------
                          Visit our Web site at www.wellsfargo.com/advantagefunds.
                          Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
                          ----------------------------------------------------------------------
 In Person
-------------------------
                          Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                          53051.
                          ----------------------------------------------------------------------


                                                           HOW TO SELL SHARES 23

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /              o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer  use the automated phone system 1-800-368-7550.
(EFT)
--------------------------- o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                            application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                            address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                            or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account, and received by the deadlines listed in the
                            "Redemption Orders" section below, will occur same day for
                            Wells Fargo Advantage money market funds.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.
                            ------------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.


   o RIGHT TO DELAY PAYMENT. For the Municipal Money Market Fund, we can delay the payment of a redemption for up to seven days. We may delay the payment of a redemption for longer than seven days under extraordinary circumstances. For the Money Market Fund, we can delay the payment of a redemption for longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Bank or under extraordinary circumstances.

     We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


 24 HOW TO SELL SHARES

     Under the extraordinary circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than one day for the Money Market Fund, and for longer than seven days for the Municipal Money Market Fund. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

   o PAYMENT OF DIVIDENDS. Requests for redemption proceeds by check or Electronic Funds Transfer that are received in proper form will be sent out by the next business day after receipt and will earn a dividend until the day such proceeds are sent.

   o REDEMPTION ORDERS. Wire redemptions will be processed and earn dividends as listed in the table below.

 IF A PROPER ORDER IS
  RECEIVED:                 PROCEEDS WIRED                 DIVIDENDS
---------                  ------------------------------ ------------------------------
 Municipal Money Market
 o By 12:00 p.m. (ET)       Same Business Day              Not earned on day of request
 o After 12:00 p.m. (ET)    Next Business Day              Earned on day of request
-------------------------- ------------------------------ ------------------------------
 Money Market
 o By 3:00 p.m. (ET)        Same Business Day              Not earned on day of request
 o After 3:00 p.m. (ET)     Next Business Day              Earned on day of request
-------------------------- ------------------------------ ------------------------------

                                                           HOW TO SELL SHARES 25

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:


o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).

o An exchange request will be processed on the same business day, provided that both Funds are open at the same time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.


o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders by increasing expenses or lowering returns. However, money market funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value, there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.


Although the policies adopted by the Funds do not prohibit frequent trading between money market Funds, Funds Management will seek to prevent an investor from utilizing a money market Fund to facilitate frequent purchases and redemptions of shares in non-money market Funds. If Funds Management determines that an investor has engaged in timing activities in contravention of the Fund's policies (as described in the prospectus for the non-money market Fund), Funds Management will prevent such investor from investing in the non-money market Fund for a period of 30 calendar days.


 26 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more; and

   o must have your distributions reinvested.


o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

CHECK WRITING

Check writing is offered on the Investor Class shares of the Money Market and Municipal Money Market Funds. Checks written on your account are subject to the terms and conditions found in the front of the book of checks. Sign up for free check writing when you open your account or call 1-800-222-8222 to add it to an existing account. Check redemptions must be for a minimum of $500. Checks will only be honored if written against purchases made more than seven days before the check is presented for payment. Checks may not be written to close an account.


ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $50,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may

                                                             ACCOUNT POLICIES 27
vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions. Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 28 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Funds declare distributions of any net investment income daily, and make such distributions monthly. The Funds make distributions of any realized net capital gains annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

We offer the following distribution options. To change your current option for payment of distributions, please contact your institution or call
1-800-222-8222.


o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 29

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. It is intended that distributions of the Municipal Money Market Fund's net interest income from municipal obligations generally will not be subject to federal income tax, although a significant portion of such distributions could be subject to the federal AMT. Distributions of ordinary income from the Municipal Money Market Fund attributable to other sources, if any, and of ordinary income from the Money Market Fund attributable to all sources, if any, generally will be taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, distributions of a Fund's net short-term capital gain, if any, generally will be taxable to you as ordinary income and distributions of a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income. In general, distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

To the extent a distribution from a Fund is taxable, such distributions generally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

As long as a Fund continually maintains a $1.00 NAV, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your Fund shares.

 30 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


MONEY MARKET FUND
INVESTOR CLASS SHARES-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                      FEB. 29,           FEB. 28,           FEB. 28,
 FOR THE PERIOD ENDED:                2008               2007              2006/3/
 NET ASSET VALUE, BEGINNING
OF
PERIOD                                  $1.00              $1.00              $1.00
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income                  0.05               0.05               0.03
  (loss)
  Net realized and
unrealized gain
   (loss) on investments                (0.00)              0.00               0.00
                                    ---------          ---------          ---------
  Total from investment
   operations                            0.05               0.05               0.03
                                    ---------          ---------          ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.05)             (0.05)             (0.03)
  Distributions from net
realized
   gain                                  0.00               0.00               0.00
                                    ---------          ---------          ---------
  Total distributions                   (0.05)             (0.05)             (0.03)
                                    ---------          ---------          ---------
 NET ASSET VALUE, END OF                $1.00              $1.00              $1.00
                                    =========          =========          =========
  PERIOD
 TOTAL RETURN/1/                         4.60%              4.65%              2.74%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $926,851           $764,268           $700,728
  (000s)
  Ratio of net investment
income
   (loss) to average net                 4.50%              4.56%              3.02%
  assets/2/
  Ratio of expenses to
average
   net assets prior to waived
   fees and reimbursed
   expenses/2/                           0.94%              0.99%              1.00%
  Waived fees and reimbursed
   expenses/2/                          (0.29)%            (0.34)%            (0.35)%
  Ratio of expenses to
average
   net assets after waived
fees
   and reimbursed expenses/2/            0.65%              0.65%              0.65%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 The Fund changed its fiscal year-end from March 31 to February 28.


                                                         FINANCIAL HIGHLIGHTS 31

MUNICIPAL MONEY MARKET FUND
INVESTOR CLASS SHARES-COMMENCED ON OCTOBER 23, 1986
For a share outstanding throughout each period


                                   FEB. 29,        FEB. 28,        FEB. 28,        OCT. 31,        OCT. 31,          OCT. 31,
 FOR THE PERIOD ENDED:               2008            2007          2006/1/           2005            2004             2003
 NET ASSET VALUE, BEGINNING          $1.00           $1.00           $1.00           $1.00           $1.00              $1.00
  OF PERIOD
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income               0.03            0.03            0.01            0.02            0.01               0.01
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                    (0.00)           0.00            0.00            0.00            0.00               0.00
                                    ------          ------          ------          ------          ------             ------
  Total from investment               0.03            0.03            0.01            0.02            0.01               0.01
                                    ------          ------          ------          ------          ------             ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.03)          (0.03)          (0.01)          (0.02)          (0.01)             (0.01)
  Distributions from net              0.00            0.00            0.00            0.00            0.00               0.00
                                    ------          ------          ------          ------          ------             ------
  realized gain
  Total distributions                (0.03)          (0.03)          (0.01)          (0.02)          (0.01)             (0.01)
                                    ------          ------          ------          ------          ------             ------
 NET ASSET VALUE, END OF             $1.00           $1.00           $1.00           $1.00           $1.00              $1.00
                                    ======          ======          ======          ======          ======             ======
  PERIOD
 TOTAL RETURN/2/                      3.01%           3.02%           0.81%           1.69%           0.83%              0.92%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $388,516        $439,112        $539,844        $597,924        $875,447        $1,563,333
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/              2.99%           2.97%           2.45%           1.64%           0.81%              0.94%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                        1.01%           1.04%           1.04%           0.86%           0.65%              0.61%
  Waived fees and reimbursed         (0.37)%         (0.40)%         (0.40)%         (0.20)%         (0.02)%             0.00%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3/                        0.64%           0.64%           0.64%           0.66%           0.63%              0.61%


1 The Fund changed its fiscal year-end from October 31 to February 28.
2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.


3 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 32 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            078MMIV/P1206 (7-08)
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                  JULY 1, 2008


                                   Prospectus

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - MONEY MARKET FUNDS

Overland Express Sweep Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND

INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information             3
Overland Express Sweep Fund      5
Description of Principal         8
  Investment Risks
Portfolio Holdings              10
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUND
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management     11
  of the Fund
About Wells Fargo Funds Trust   11
The Investment Adviser          11
The Sub-Adviser                 12


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY AND SELL FUND
SHARES



Compensation to Dealers and    13
  Shareholder
   Servicing Agents
Pricing Fund Shares            15
How to Buy Shares              16
How to Sell Shares             17
Account Policies               19


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   20
Taxes                           21
Financial Highlights            22
For More Information    Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management) or the sub-adviser. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of the Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

o  what the Fund is trying to achieve; and

o  how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

--------------------------------------------------------------------------------
ABOUT WELLS FARGO ADVANTAGE MONEY MARKET FUNDS
All Wells Fargo Advantage Money Market Funds seek to provide current income, while preserving capital and liquidity by investing in a portfolio of money market instruments. A Fund may have additional investment objectives or restrictions.

Money market instruments are high quality, short-term investments that present minimal credit risk and may include securities such as U.S. Government obligations, bank obligations, corporate bonds, commercial paper, municipal securities, asset- and mortgage-backed securities, and repurchase agreements.

All Wells Fargo Advantage Money Market Funds are managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, which provides that:
   o Each Fund will seek to maintain a net asset value of $1.00 per share.
   o Each Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.
   o The dollar-weighted average maturity of each Fund will be 90 days or less.
   o Each Fund will invest only in U.S. dollar-denominated securities.
   o Each Fund will value its assets based on the total market value of all of the securities it holds using the amortized cost method.

In order to obtain a rating from a rating organization, some Funds may observe additional investment restrictions.

Under normal circumstances, the Funds will invest the majority of their assets in First Tier securities. Consistent with Rule 2a-7, a First Tier security is any security that has received the highest possible short-term rating for debt obligations from any two nationally recognized statistical rating organizations (NRSRO), has received one such rating if rated by only one NRSRO, or is deemed by us to be of comparable quality if unrated. A Government security is considered a First Tier security.

 4 KEY FUND INFORMATION

OVERLAND EXPRESS SWEEP FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
10/01/1991

INVESTMENT OBJECTIVE
The Overland Express Sweep Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Management Risk
   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   OVERLAND EXPRESS SWEEP FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                                      CALENDAR YEAR RETURNS
                                      AS OF 12/31 EACH YEAR
1998       1999       2000       2001       2002       2003       2004       2005       2006       2007
4.42%      4.09%      5.33%      3.26%      0.69%      0.12%      0.39%      2.21%      4.05%      4.35%


        BEST AND WORST QUARTER
  Best Quarter:       Q3 '00     1.38%
  Worst Quarter:      Q1 '04     0.02%


          The Fund's year-to-date performance through March 31, 2008, was 0.72%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007             1 YEAR        5 YEARS       10 YEARS
 OVERLAND EXPRESS SWEEP FUND          4.35%         2.21%         2.88%


           6 OVERLAND EXPRESS SWEEP FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.30%
  Distribution (12b-1) Fees            0.25%
  Other Expenses/2/                    0.55%
  TOTAL ANNUAL FUND                    1.10%
  OPERATING EXPENSES
  Fee Waivers                          0.02%
  NET EXPENSES/3/                      1.08%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.30% for the first $1 billion; 0.275% for the next $4 billion; and 0.25% for assets over $5 billion.

2 Includes expenses payable to affiliates of Wells Fargo & Company.


3 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions; and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                 $110
   3 Years                $348
   5 Years                $604
  10 Years              $1,338


                                                   OVERLAND EXPRESS SWEEP FUND 7

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



COUNTER-PARTY RISK       When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                         Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                         Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK     Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                         Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.
FOREIGN INVESTMENT RISK  Investments in foreign obligations are subject to more risks than U.S. domestic obligations.
                         These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, returns realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities may involve foreign withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently than U.S. markets.
ISSUER RISK              The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.
LEVERAGE RISK            Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.


 8 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MONEY MARKET FUND RISK       Although each Fund seeks to maintain the value of your investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a
                             Fund. Generally, short-term funds such as money market funds do not earn as high a level of income as funds that invest in longer-term instruments. Because the Funds invest in short-
                             term instruments, the Fund's dividend yields may be low when short-term market interest rates are low.
REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an
                             Underlying Fund that holds securities of the entity will be adversely impacted. U.S.
                             Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


                                     DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 9

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Fund's Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain {FUNDS PORTFOLIOS 2}. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


 10 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's semi-annual report for the fiscal half-year ended August 31, 2007.

Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.


For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 11

THE SUB-ADVISER
The following sub-adviser performs day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund.
--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


 12 ORGANIZATION AND MANAGEMENT OF THE FUND

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------


DISTRIBUTION PLAN
The Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for its single class of shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. For these services, the single class of shares of the Fund pays an annual fee of 0.25% of average daily net assets.

SHAREHOLDER SERVICING PLAN
The Fund has a shareholder servicing plan. Under this plan, the Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS

In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale


                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 13 of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


 14 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day. To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. We determine the NAV of the Fund at 4:00 p.m. (ET). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Requests the transfer agent receives in proper form before these times are processed the same day. Requests the transfer agent receives after these times are processed the next business day. Information on the timing of dividend accrual in connection with a purchase or a redemption of shares is referenced in the How to Buy Shares and How to Sell Shares sections on the following pages.

The Fund's assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the 1940 Act. See the Statement of Additional Information for further disclosure.

                                                          PRICING FUND SHARES 15

HOW TO BUY SHARES
--------------------------------------------------------------------------------

You can buy Fund shares exclusively through a shareholder servicing agent who has entered into an agreement with us to make investments in the Fund on your behalf. Share purchases are made through your Customer Account with a shareholder servicing agent and are governed in accordance with the terms of the Customer Account. Shareholder servicing agents automatically invest or "sweep" balances in your Customer Account into shares of the Fund. Please contact your shareholder servicing agent for more information.

GENERAL NOTES FOR BUYING SHARES

   o MINIMUM INVESTMENTS. Fund shares have no minimum initial or subsequent purchase requirements.

   o PROPER FORM. If the transfer agent receives your application in proper order before the Fund's NAV is calculated, your transactions will be priced at that day's NAV. If your application is received after the Fund's NAV is calculated, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. Shares begin earning dividends after the transfer agent receives your purchase order in proper form and the purchase amount is received by the Fund's custodian.

   o EARNINGS DISTRIBUTIONS. Assuming the purchase amount is received by the Fund's custodian no later than the close of the Federal Funds Wire, which is normally 6:00p.m. (ET), dividends will accrue as follows:

 IF A PROPER ORDER IS
  RECEIVED:                    DIVIDENDS BEGIN TO ACCRUE:
  Overland Express Sweep Fund
  o By 3:00 p.m. (ET)          Same Business Day
  o After 3:00 p.m. (ET)       Next Business Day

----------------------------- -----------------------------

 16 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Shares may be redeemed on any day your shareholder servicing agent is open for business in accordance to the terms of your customer account agreement. Please read your account agreement with your shareholder servicing agent. The shareholder servicing agent is responsible for the prompt transmission of your redemption order to the Fund. Proceeds of your redemption order will be credited to your customer account by your shareholder servicing agent. The Fund does not charge redemption fees.

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent.


   o RIGHT TO DELAY PAYMENT. We can delay the payment of a redemption for longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Bank or under extraordinary circumstances.

     We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     Under the extraordinary circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than one day. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted;
     (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.


   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o PAYMENT OF DIVIDENDS. Requests for redemption proceeds by check or Electronic Funds Transfer that are received in proper form will be sent out by the next business day after receipt and will earn a dividend until the day such proceeds are sent.

   o REDEMPTION ORDERS. Wire redemptions will be processed and earn dividends as listed in the table below.

 IF A PROPER ORDER IS
  RECEIVED:                    PROCEEDS WIRED                 DIVIDENDS
---------                     ------------------------------ ------------------------------
 Overland Express Sweep Fund
 o By 3:00 p.m. (ET)           Same Business Day              Not earned on day of request
 o After 3:00 p.m. (ET)        Next Business Day              Earned on day of request

----------------------------- ------------------------------ ------------------------------

FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders by increasing expenses or lowering returns. However, money market funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover,

                                                           HOW TO SELL SHARES 17
because all money market Funds typically maintain a $1.00 net asset value, there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.


Although the policies adopted by the Fund do not prohibit frequent trading between money market Funds, Funds Management will seek to prevent an investor from utilizing a money market Fund to facilitate frequent purchases and redemptions of shares in non-money market Funds. If Funds Management determines that an investor has engaged in timing activities in contravention of the Fund's policies (as described in the prospectus for the non-money market Fund), Funds Management will prevent such investor from investing in the non-money market Fund for a period of 30 calendar days.


 18 HOW TO SELL SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $50,000,000. This will allow us to manage the Fund most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 19

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund declares distributions of any net investment income daily, and makes such distributions monthly. The Fund makes distributions of any realized net capital gains annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested. To change the current option for payment of distributions, please contact your Institution.

 20 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to the Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions of the Fund's ordinary income, if any, generally will be taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, distributions of a Fund's net short-term capital gain, if any, generally will be taxable to you as ordinary income and distributions of the Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.


Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income. In general, distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.


Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

As long as the Fund continually maintains a $1.00 NAV, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your Fund shares.

                                                                        TAXES 21

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table is intended to help you understand the Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.


OVERLAND EXPRESS SWEEP FUND
OVERLAND EXPRESS SWEEP FUND - COMMENCED ON OCTOBER 1, 1991
For a share outstanding throughout each period


                                  FEB. 29,        FEB. 28,        FEB. 28,        MARCH 31,       MARCH 31,       MARCH 31,
 FOR THE PERIOD ENDED:              2008            2007          2006/3/           2005            2004            2003
 NET ASSET VALUE, BEGINNING          $1.00           $1.00            $1.00          $1.00           $1.00            $1.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income               0.04            0.04             0.02           0.01            0.00             0.01
  (loss)
  Net realized gain (loss)            0.00            0.00             0.00           0.00            0.00             0.00
                                    ------          ------           ------         ------          ------           ------
  on investments
  Total from investment               0.04            0.04             0.02           0.01            0.00             0.01
                                    ------          ------           ------         ------          ------           ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                            (0.04)          (0.04)           (0.02)         (0.01)           0.00            (0.01)
  Distributions from net              0.00            0.00             0.00           0.00            0.00             0.00
                                    ------          ------           ------         ------          ------           ------
  realized gain
  Total distributions                (0.04)          (0.04)           (0.02)         (0.01)           0.00            (0.01)
                                    ------          ------           ------         ------          ------           ------
 NET ASSET VALUE, END OF             $1.00           $1.00            $1.00          $1.00           $1.00            $1.00
                                    ======          ======           ======         ======          ======           ======
  PERIOD
 TOTAL RETURN/1/                      4.18%           4.21%            2.40%          0.72%           0.10%            0.52%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $1,411,937      $1,052,976      $4,962,681      $4,232,638      $4,477,980      $5,084,538
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/2/              4.09%           4.04%            2.62%          0.72%           0.10%            0.52%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                        1.10%           1.09%            1.08%          1.17%           1.35%            1.25%
  Waived fees and reimbursed         (0.02)%         (0.01)%           0.00%         (0.10)%         (0.28)%           0.00%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                        1.08%           1.08%            1.08%          1.07%           1.07%            1.25%


1 Total return calculations would have been lower had certain expenses not been waived/reimbursed during the period shown. Total returns for periods of less than one year are not annualized.

2 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


3 The Fund changed its fiscal year-end from March 31 to February 28.
^

 22 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                             078OES/P1210 (7-08)
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                  JULY 1, 2008


                                   Prospectus

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - MONEY MARKET FUNDS

California Tax-Free Money Market Trust

Money Market Trust

National Tax-Free Money Market Trust

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS

INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information             3
California Tax-Free Money        5
  Market Trust
Money Market Trust               8
National Tax-Free Money         11
  Market Trust
Description of Principal        14
  Investment Risks
Portfolio Holdings              17
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management     18
  of the Funds
About Wells Fargo Funds Trust   18
The Investment Adviser          18
The Sub-Adviser                 19


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY AND SELL FUND
SHARES



Compensation to Dealers and    20
  Shareholder
   Servicing Agents
Pricing Fund Shares            21
How to Buy Shares              22
How to Sell Shares             24
Account Policies               26


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   27
Taxes                           28
Financial Highlights            29
For More Information    Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management) or the sub-adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the California Tax-Free Money Market Trust and National Tax-Free Money Market Trust concerning "80% of the Fund's net assets" may only be changed with shareholder approval.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

--------------------------------------------------------------------------------
ABOUT WELLS FARGO ADVANTAGE MONEY MARKET FUNDS
All Wells Fargo Advantage Money Market Funds seek to provide current income, while preserving capital and liquidity by investing in a portfolio of money market instruments. A Fund may have additional investment objectives or restrictions.

Money market instruments are high quality, short-term investments that present minimal credit risk and may include securities such as U.S. Government obligations, bank obligations, corporate bonds, commercial paper, municipal securities, asset- and mortgage-backed securities, and repurchase agreements.

All Wells Fargo Advantage Money Market Funds are managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, which provides that:
   o Each Fund will seek to maintain a net asset value of $1.00 per share.

   o Each Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

   o The dollar-weighted average maturity of each Fund will be 90 days or less.

   o Each Fund will invest only in U.S. dollar-denominated securities.

   o Each Fund will value its assets based on the total market value of all of the securities it holds using the amortized cost method.

In order to obtain a rating from a rating organization, some Funds may observe additional investment restrictions.

Under normal circumstances, the Funds will invest the majority of their assets in First Tier securities. Consistent with Rule 2a-7, a First Tier security is any security that has received the highest possible short-term rating for debt obligations from any two nationally recognized statistical rating organizations (NRSRO), has received one such rating if rated by only one NRSRO, or is deemed by us to be of comparable quality if unrated. A Government security is considered a First Tier security.

4 KEY FUND INFORMATION

CALIFORNIA TAX-FREE MONEY MARKET TRUST
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
5/5/1997

INVESTMENT OBJECTIVE
The California Tax-Free Money Market Trust seeks current income exempt from federal income tax and California individual income tax, while preserving capital and liquidity.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:


o  exclusively in high-quality, short-term money market instruments; and

o at least 80% of the Fund's net assets in municipal obligations that pay interest exempt from California individual income tax, federal income tax and federal alternative minimum tax (AMT).


We may also invest:


o up to 20% of the Fund's net assets in municipal obligations that pay interest subject to federal AMT.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of the state of California, its cities, municipalities, political subdivisions and other public authorities. These investments may have fixed, floating, or variable rates of interest. We may invest a portion of the Fund's total assets in the securities of territories and possessions of the U.S. or their political subdivisions and financing authorities, that pay interest exempt from federal income tax, including federal AMT, and California individual income tax. We will only purchase First Tier securities. The Fund is considered to be non-diversified.

We invest principally in municipal obligations that pay interest exempt from California individual income tax, federal income tax and federal AMT. The Fund attempts to invest exclusively in municipal obligations that pay interest exempt from California individual income tax and federal income tax however, it is possible that the Fund may invest up to 20% of its net assets in high-quality, short-term money market instruments that pay interest subject to California individual income tax, federal income tax or federal AMT.


Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.


The Fund may temporarily deviate from its principal investment strategies by investing its assets in high-quality, short-term money market instruments that pay interest subject to California individual income tax, federal income tax or federal AMT. Circumstances in which the Fund may invest in these securities include, but are not limited to, periods of low or no availability of eligible municipal obligations or in order to manage liquidity. If the Fund invests in taxable securities, it may distribute taxable income.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

   o  California Municipal Securities Risk

   o  Debt Securities Risk

   o  Issuer Risk

   o  Leverage Risk

   o  Management Risk

   o  Market Risk

   o  Money Market Fund Risk

   o  Municipal Securities Risk

   o  Non-Diversification Risk

   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                        CALIFORNIA TAX-FREE MONEY MARKET TRUST 5

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                                     CALENDAR YEAR RETURNS/1/
                                      AS OF 12/31 EACH YEAR
1998       1999       2000       2001       2002       2003       2004       2005       2006       2007
3.03%      2.84%      3.46%      2.37%      1.27%      0.84%      1.03%      2.21%      3.22%      3.43%


        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     0.92%
  Worst Quarter:      Q3 '03     0.17%


          The Fund's year-to-date performance through March 31, 2008, was 0.62%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007             1 YEAR        5 YEARS       10 YEARS
 CALIFORNIA TAX-FREE MONEY            3.43%         2.14%         2.37%
  MARKET TRUST



6 CALIFORNIA TAX-FREE MONEY MARKET TRUST

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.00%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.21%
  TOTAL ANNUAL FUND                    0.21%
  OPERATING EXPENSES
  Fee Waivers                          0.01%
  NET EXPENSES/2/                      0.20%

1 Includes expenses payable to affiliates of Wells Fargo & Company.


2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $20
   3 Years               $67
   5 Years              $117
  10 Years              $267

                                        CALIFORNIA TAX-FREE MONEY MARKET TRUST 7

MONEY MARKET TRUST
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
9/17/1990

INVESTMENT OBJECTIVE
The Money Market Trust seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk

   o  Debt Securities Risk

   o  Foreign Investment Risk

   o  Issuer Risk

   o  Leverage Risk

   o  Management Risk

   o  Market Risk

   o  Money Market Fund Risk

   o  Regulatory Risk

   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

8 MONEY MARKET TRUST

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                       CALENDAR YEAR RETURNS/1/
                         AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
5.51%   5.17%   6.46%   4.27%   1.74%   1.07%   1.26%   3.12%   4.97%   5.25%


        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     1.66%
  Worst Quarter:      Q2 '04     0.23%


          The Fund's year-to-date performance through March 31, 2008, was 0.91%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 MONEY MARKET TRUST                5.25%        3.12%          3.87%


                                                            MONEY MARKET TRUST 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.00%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.20%
  TOTAL ANNUAL FUND                    0.20%
  OPERATING EXPENSES
  Fee Waivers                          0.00%
  NET EXPENSES/2/                      0.20%

1 Includes expenses payable to affiliates of Wells Fargo & Company.


2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.


Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                $20
   3 Years               $64
   5 Years              $113
  10 Years              $255

10 MONEY MARKET TRUST

NATIONAL TAX-FREE MONEY MARKET TRUST
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
11/10/1997

INVESTMENT OBJECTIVE
The National Tax-Free Money Market Trust seeks current income exempt from federal income tax, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments. At least 80% of the Fund's net assets are invested in municipal obligations that pay interest exempt from federal income tax and federal alternative minimum tax (AMT).

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions or financing authorities. These investments may have fixed, floating, or variable rates of interest. We will only purchase First Tier securities.


We invest principally in municipal obligations that pay interest exempt from federal income tax and federal AMT. The Fund attempts to invest exclusively in these securities; however, it is possible that the Fund may invest up to 20% of its net assets in high quality, short-term money market instruments that pay interest subject to federal income tax or federal AMT.


Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.


The Fund may temporarily deviate from its principal investment strategies by investing its assets in high-quality, short-term money market instruments that pay interest subject to federal income tax or federal AMT. Circumstances in which the Fund may invest in these securities include, but are not limited to, periods of low or no availability of eligible municipal obligations or in order to manage liquidity. If the Fund invests in taxable securities, it may distribute taxable income.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Debt Securities Risk

   o  Issuer Risk

   o  Leverage Risk

   o  Management Risk

   o  Market Risk

   o  Money Market Fund Risk

   o  Municipal Securities Risk

   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                         NATIONAL TAX-FREE MONEY MARKET TRUST 11

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                         CALENDAR YEAR RETURNS
                         AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
3.29%   3.09%   4.07%   2.73%   1.40%   0.92%   1.03%   2.24%   3.29%   3.51%


        BEST AND WORST QUARTER
  Best Quarter:       Q2 '00     1.06%
  Worst Quarter:      Q1 '04     0.18%


          The Fund's year-to-date performance through March 31, 2008, was 0.63%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 NATIONAL TAX-FREE MONEY           3.51%        2.19%          2.55%
  MARKET TRUST



12 NATIONAL TAX-FREE MONEY MARKET TRUST

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.00%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.22%
  TOTAL ANNUAL FUND                    0.22%
  OPERATING EXPENSES
  Fee Waivers                          0.02%
  NET EXPENSES/2/                      0.20%


1 Includes expenses payable to affiliates of Wells Fargo & Company.


2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                $20
   3 Years               $69
   5 Years              $122
  10 Years              $278


                                         NATIONAL TAX-FREE MONEY MARKET TRUST 13

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



CALIFORNIA MUNICIPAL     Events in California are likely to affect a Fund's investments in California municipal securities.
SECURITIES RISK          Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, housing and construction, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities.

COUNTER-PARTY RISK       When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                         Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                         Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK     Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                         Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

FOREIGN INVESTMENT RISK  Investments in foreign obligations are subject to more risks than U.S. domestic obligations.
                         These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, returns realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities may involve foreign withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently than U.S. markets.

ISSUER RISK              The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.


14 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK              Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

MANAGEMENT RISK            We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK                The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

MONEY MARKET FUND RISK     Although each Fund seeks to maintain the value of your investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a
                           Fund. Generally, short-term funds such as money market funds do not earn as high a level of income as funds that invest in longer-term instruments. Because the Funds invest in short-
                           term instruments, the Fund's dividend yields may be low when short-term market interest rates are low.

MUNICIPAL SECURITIES RISK  Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. A Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation may affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects.
                           Although the Funds strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal AMT for certain of the Funds, some income earned by Fund investments may be subject to such taxes. The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by a Fund. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 15

NON-DIVERSIFICATION RISK     Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A
                             "diversified" investment company is required by the 1940 Act, generally, with respect to 75%
                             of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an
                             Underlying Fund that holds securities of the entity will be adversely impacted. U.S.
                             Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


16 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain {FUNDS PORTFOLIOS 2}. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                               PORTFOLIO HOLDINGS INFORMATION 17

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER


Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended August 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

18 ORGANIZATION AND MANAGEMENT OF THE FUNDS

THE SUB-ADVISER
The following sub-adviser performs day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds.
--------------------------------------------------------------------------------


WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 19

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


20 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day. To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. We determine the NAV of the California Tax-Free Money Market Trust and National Tax-Free Money Market Trust at 4:00 p.m. (ET) and the Money Market Trust at 5:00 p.m. (ET). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Requests the transfer agent receives in proper form before these times are processed the same day. Requests the transfer agent receives after these times are processed the next business day. Information on the timing of dividend accrual in connection with a purchase or a redemption of shares is referenced in the How to Buy Shares and How to Sell Shares sections on the following pages.

Each Fund's assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the 1940 Act. See the Statement of Additional Information for further disclosure.


                                                          PRICING FUND SHARES 21

HOW TO BUY SHARES
--------------------------------------------------------------------------------

GENERAL NOTES FOR BUYING SHARES

   o MINIMUM INVESTMENTS. These shares have no minimum initial or subsequent investment requirement, but can only be purchased within certain trust or investment advisory accounts. Shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

   o PROPER FORM. If the transfer agent receives your application in proper order before the Fund's NAV is calculated, your transactions will be priced at that day's NAV. If your application is received after the Fund's NAV is calculated, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. Shares begin earning dividends after the transfer agent receives your purchase order in proper form and the purchase amount is received by the Fund's custodian.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid. In the event that your purchase amount is not received by the close of the Federal Funds wire for purchases by wire or Electronic Funds Transfer, we reserve the right to hold you responsible for any losses, expenses or fees incurred by the Fund, its transfer agent or its custodian.

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum and subsequent investment amounts and/or earlier transaction deadlines than those stated in this Prospectus. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.


ALL INVESTORS SHOULD UNDERSTAND THE FOLLOWING:


   o U.S. DOLLARS ONLY. All payments must be made in U.S. dollars and all checks must be drawn on U.S. banks. It is expected that purchases in the form of investment checks do not accrue dividends until the next business day after receipt.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o TRADE REQUESTS. For the benefit of the Funds, we request that trades be placed as early in the day as possible.

22 HOW TO BUY SHARES

   o EARNINGS DISTRIBUTIONS. Assuming the purchase amount is received by the Fund's custodian no later than the close of the Federal Funds Wire, which is normally 6:00 p.m. (ET), dividends will accrue as follows:

 IF A PROPER ORDER IS
  RECEIVED:                   DIVIDENDS BEGIN TO ACCRUE:
  National Tax-Free Money
  Market Trust
  California Tax-Free Money
  Market Trust
  o By 12:00 p.m. (ET)        Same Business Day
  o After 12:00 p.m. (ET)     Next Business Day
---------------------------- -----------------------------
  Money Market Trust
  o By 5:00 p.m. (ET)         Same Business Day
  o After 5:00 p.m. (ET)      Next Business Day
---------------------------- -----------------------------

                                                            HOW TO BUY SHARES 23

HOW TO SELL SHARES
--------------------------------------------------------------------------------

These shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.


 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ---------------------------------------------------------------------
 By Telephone /              o To speak with an investor services representative call
 Electronic Funds Transfer  1-800-222-8222 or use the automated phone system at
---------------------------
(EFT)
---------------------------
                            1-800-368-7550.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account, and received by the deadlines listed in the
                            "Redemption Orders" section below, will occur same day for
                            Wells Fargo Advantage money market funds.

                            o Transfers made to a Wells Fargo Bank Account are made
                            available sooner than transfers to an unaffiliated institution.

                            o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.

                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.
                            --------------
 By Wire                     o To arrange for a Federal Funds wire, call 1-800-222-8222.
---------------------------
                            o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.

                            o We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that it may assess for an incoming wire transfer.
                            ---------------------------------------------------------------------
 By Internet                 Visit our Web site at www.wellsfargo.com/advantagefunds.
--------------------------- ---------------------------------------------------------------------
 In Person                   Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                            53051.

--------------------------- --------------


GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent.


   o RIGHT TO DELAY PAYMENT. For the California Tax-Free Money Market Trust and the National Tax-Free Money Market Trust, we can delay the payment of a redemption for up to seven days. We may delay the payment of a redemption for longer than seven days under extraordinary circumstances. For the Money Market Trust, we can delay the payment of a redemption for longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Bank or under extraordinary circumstances.

     We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with


24 HOW TO SELL SHARES
     reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


     Under the extraordinary circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than one day for the Money Market Trust, and for longer than seven days for the California Tax-Free Money Market Trust and the National Tax-Free Money Market Trust. Generally, those extraordinary circumstances are when:
     (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.


   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   o PAYMENT OF DIVIDENDS. Requests for redemption proceeds by check or Electronic Funds Transfer that are received in proper form will be sent out by the next business day after receipt and will earn a dividend until the day such proceeds are sent.

   o REDEMPTION ORDERS. Wire redemptions will be processed and earn dividends as listed in the table below.

 IF A PROPER ORDER IS
  RECEIVED:                  PROCEEDS WIRED                 DIVIDENDS
---------                   ------------------------------ ------------------------------
 National Tax-Free Money
  Market Trust
 California Tax-Free Money
  Market Trust
 o By 12:00 p.m. (ET)        Same Business Day              Not earned on day of request
 o After 12:00 p.m. (ET)     Next Business Day              Earned on day of request
 Money Market Trust
 o By 5:00 p.m. (ET)         Same Business Day              Not earned on day of request
 o After 5:00 p.m. (ET)      Next Business Day              Earned on day of request
--------------------------- ------------------------------ ------------------------------

FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders by increasing expenses or lowering returns. However, money market funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value, there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.


Although the policies adopted by the Funds do not prohibit frequent trading between money market Funds, Funds Management will seek to prevent an investor from utilizing a money market Fund to facilitate frequent purchases and redemptions of shares in non-money market Funds. If Funds Management determines that an investor has engaged in timing activities in contravention of the Fund's policies (as described in the prospectus for the non-money market Fund), Funds Management will prevent such investor from investing in the non-money market Fund for a period of 30 calendar days.


                                                           HOW TO SELL SHARES 25

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $50,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

26 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds declare distributions of any net investment income daily, and make such distributions monthly. The Funds make distributions of any realized net capital gains annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested. To change the current option for payment of distributions, please contact your Institution.

                                                                DISTRIBUTIONS 27

TAXES
--------------------------------------------------------------------------------

The following discussion regarding income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal and California income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. It is intended that distributions of the California Tax-Free Money Market Trust's and National Tax-Free Money Market Trust's net interest income from municipal obligations generally will not be subject to federal income tax, although a portion of such distributions could be subject to federal AMT. It is intended that distributions of the California Tax-Free Money Market Trust's net interest income from California state and municipal obligations generally will not be subject to California individual income tax. Distributions of ordinary income from the California Tax-Free, the Money Market Trust and the National Tax-Free Money Market Trust attributable to other sources, if any, and of ordinary income from the Money Market Trust attributable to all sources, if any, generally will be taxable to you as ordinary income.


Although the Funds do not expect to realize any capital gain, distributions of a Fund's net short-term capital gain, if any, generally will be taxable to you as ordinary income and distributions of a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.


Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income. In general, distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

To the extent a distribution from a Fund is taxable, such distributions generally will be taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. Following the end of every year, we will notify you of the federal income tax status of your distributions for the year.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

As long as a Fund continually maintains a $1.00 NAV, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your Fund shares.

28 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


CALIFORNIA TAX-FREE MONEY MARKET TRUST
COMMENCED ON MAY 5, 1997
For a share outstanding throughout each period


                                      FEB. 29,    FEB. 28,    FEB. 28,    MARCH 31,   MARCH 31,   MARCH 31,
 FOR THE PERIOD ENDED:                  2008        2007      2006/3/       2005        2004        2003
 NET ASSET VALUE, BEGINNING OF          $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
 PERIOD INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income (loss)           0.03        0.03        0.02        0.01        0.01        0.01
  Net realized and unrealized gain
   (loss) on investments                 0.00        0.00        0.00        0.00        0.00        0.00
                                       ------      ------      ------      ------      ------      ------
  Total from investment operations       0.03        0.03        0.02        0.01        0.01        0.01
                                       ------      ------      ------      ------      ------      ------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                               (0.03)      (0.03)      (0.02)      (0.01)      (0.01)      (0.01)
  Distributions from net realized        0.00        0.00        0.00        0.00        0.00        0.00
                                       ------      ------      ------      ------      ------      ------
  gain
  Total distributions                   (0.03)      (0.03)      (0.02)      (0.01)      (0.01)      (0.01)
                                       ------      ------      ------      ------      ------      ------
 NET ASSET VALUE, END OF PERIOD         $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                                       ======      ======      ======      ======      ======      ======
 TOTAL RETURN/1/                         3.31%       3.31%       2.26%       1.24%       0.82%       1.18%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)    $720,667    $573,293    $485,164    $556,885    $501,853    $830,713
  Ratio of net investment income
   (loss) to average net assets/2/       3.24%       3.26%       2.43%       1.24%       0.81%       1.16%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                0.21%       0.21%       0.21%       0.21%       0.21%       0.24%
  Waived fees and reimbursed            (0.01)%     (0.01)%     (0.01)%     (0.01)%     (0.01)%     (0.04)%
  expenses/2/
  Ratio of expenses to average net
   assets after waived fees and
   reimbursed expenses/2/                0.20%       0.20%       0.20%       0.20%       0.20%       0.20%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods less than one year are not annualized.


2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


3 The Fund changed its fiscal year-end from March 31 to February 28.

                                                         FINANCIAL HIGHLIGHTS 29

MONEY MARKET TRUST
COMMENCED ON SEPTEMBER 17, 1990
For a share outstanding throughout each period


                                      FEB. 29,      FEB. 28,      FEB. 28,      MARCH 31,     MARCH 31,    MARCH 31,
 FOR THE PERIOD ENDED                  2008           2007        2006/3/         2005          2004         2003
 NET ASSET VALUE, BEGINNING             $1.00           $1.00         $1.00         $1.00        $1.00        $1.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           0.05            0.05          0.03          0.02         0.01         0.02
  Net realized and unrealized gain
   (loss) on investments                 0.00            0.00          0.00          0.00         0.00         0.00
                                       ------          ------        ------        ------       ------       ------
  Total from investment operations       0.05            0.05          0.03          0.02         0.01         0.02
                                       ------          ------        ------        ------       ------       ------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                               (0.05)          (0.05)        (0.03)        (0.02)       (0.01)       (0.02)
  Distributions from net realized        0.00            0.00          0.00          0.00         0.00         0.00
                                       ------          ------        ------        ------       ------       ------
  gain
  Total distributions                   (0.05)          (0.05)        (0.03)        (0.02)       (0.01)       (0.02)
                                       ------          ------        ------        ------       ------       ------
 NET ASSET VALUE, END OF                $1.00           $1.00         $1.00         $1.00        $1.00        $1.00
                                       ======          ======        ======        ======       ======       ======
  PERIOD TOTAL RETURN/1/                 5.05%           5.13%         3.23%         1.61%        1.00%        1.58%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)   $3,754,221    $2,674,810    $2,599,058    $2,070,151    $1,448,899   $1,823,970
  Ratio of net investment income
   (loss) to average net assets/2/       4.90%           5.03%         3.53%         1.59%        0.98%        1.56%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                0.20%           0.20%         0.20%         0.20%        0.21%        0.23%
  Waived fees and reimbursed             0.00%/4/        0.00%         0.00%         0.00%       (0.01)%      (0.03)%
  expenses/2/
  Ratio of expenses to average net
   assets after waived fees and
   reimbursed expenses/2/                0.20%           0.20%         0.20%         0.20%        0.20%        0.20%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods less than one year are not annualized.


2 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 The Fund changed its fiscal year-end from March 31 to February 28.

4 Amount calculated is less than .005%


30 FINANCIAL HIGHLIGHTS

NATIONAL TAX-FREE MONEY MARKET TRUST
COMMENCED ON NOVEMBER 10, 1997
For a share outstanding throughout each period


                                      FEB. 29,    FEB. 28,   FEB. 28,   MARCH 31,   MARCH 31,   MARCH 31,
 FOR THE PERIOD ENDED:                  2008        2007     2006/3/      2005        2004        2003
 NET ASSET VALUE, BEGINNING             $1.00       $1.00      $1.00      $1.00       $1.00       $1.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           0.03        0.03       0.02       0.01        0.01        0.01
  Net realized gain (loss)               0.00        0.00       0.00       0.00        0.00        0.00
                                       ------      ------     ------     ------      ------      ------
  on investments
  Total from investment operations       0.03        0.03       0.02       0.01        0.01        0.01
                                       ------      ------     ------     ------      ------      ------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                               (0.03)      (0.03)     (0.02)     (0.01)      (0.01)      (0.01)
  Distributions from net realized        0.00        0.00       0.00       0.00        0.00        0.00
                                       ------      ------     ------     ------      ------      ------
  gain
  Total distributions                   (0.03)      (0.03)     (0.02)     (0.01)      (0.01)      (0.01)
                                       ------      ------     ------     ------      ------      ------
 NET ASSET VALUE, END OF                $1.00       $1.00      $1.00      $1.00       $1.00       $1.00
                                       ======      ======     ======     ======      ======      ======
  PERIOD TOTAL RETURN/1/                 3.36%       3.39%      2.30%      1.25%       0.86%       1.30%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)    $324,273    $295,865   $599,064   $293,653    $563,985    $507,048
  Ratio of net investment income
   (loss) to average net assets/2/       3.31%       3.31%      2.49%      1.18%       0.86%       1.28%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                0.22%       0.21%      0.21%      0.22%       0.21%       0.22%
  Waived fees and reimbursed            (0.02)%     (0.01)%    (0.01)%    (0.02)%     (0.01)%     (0.02)%
  expenses/2/
  Ratio of expenses to average net
   assets after waived fees and
   reimbursed expenses/2/                0.20%       0.20%      0.20%      0.20%       0.20%       0.20%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed for periods shown. Total returns for periods less than one year are not annualized.


2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


3 The Fund changed its fiscal year-end from March 31 to February 28.

                                                         FINANCIAL HIGHLIGHTS 31

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                             078MMT/P1209 (7-08)
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                  JULY 1, 2008


                                   Prospectus

                                 Service Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - MONEY MARKET FUNDS

California Tax-Free Money Market Fund

Cash Investment Money Market Fund

Government Money Market Fund

National Tax-Free Money Market Fund

Prime Investment Money Market Fund

Treasury Plus Money Market Fund

100% Treasury Money Market Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS


INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information             3
California Tax-Free Money        5
  Market Fund
Cash Investment Money Market     8
  Fund
Government Money Market Fund    11
National Tax-Free Money         14
  Market Fund
Prime Investment Money          17
  Market Fund
Treasury Plus Money Market      20
  Fund
100% Treasury Money Market      23
  Fund
Description of Principal        26
  Investment Risks
Portfolio Holdings              29
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management     30
  of the Funds
About Wells Fargo Funds Trust   30
The Investment Adviser          30
The Sub-Adviser                 31


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AND ACCOUNT, HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Compensation to Dealers and    32
  Shareholder
   Servicing Agents
Pricing Fund Shares            33
How to Open an Account         34
How to Buy Shares              35
How to Sell Shares             38
How to Exchange Shares         41
Account Policies               42


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   44
Taxes                           45
Financial Highlights            46
For More Information    Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management) or the sub-adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES


The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Government Money Market Fund, Treasury Plus Money Market Fund and the 100% Treasury Money Market Fund disclosed in each Fund's "Principal Investments" section may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice. The investment policies of the California Tax-Free Money Market Fund and the National Tax-Free Money Market Fund concerning "80% of the Fund's net assets" may only be changed with shareholder approval.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

--------------------------------------------------------------------------------
ABOUT WELLS FARGO ADVANTAGE MONEY MARKET FUNDS
All Wells Fargo Advantage Money Market Funds seek to provide current income, while preserving capital and liquidity by investing in a portfolio of money market instruments. A Fund may have additional investment objectives or restrictions.

Money market instruments are high quality, short-term investments that present minimal credit risk and may include securities such as U.S. Government obligations, bank obligations, corporate bonds, commercial paper, municipal securities, asset- and mortgage-backed securities, and repurchase agreements.

All Wells Fargo Advantage Money Market Funds are managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, which provides that:
   o Each Fund will seek to maintain a net asset value of $1.00 per share.

   o Each Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

   o The dollar-weighted average maturity of each Fund will be 90 days or less.

   o Each Fund will invest only in U.S. dollar-denominated securities.

   o Each Fund will value its assets based on the total market value of all of the securities it holds using the amortized cost method.

In order to obtain a rating from a rating organization, some Funds may observe additional investment restrictions.

Under normal circumstances, the Funds will invest the majority of their assets in First Tier securities. Consistent with Rule 2a-7, a First Tier security is any security that has received the highest possible short-term rating for debt obligations from any two nationally recognized statistical rating organizations (NRSRO), has received one such rating if rated by only one NRSRO, or is deemed by us to be of comparable quality if unrated. A Government security is considered a First Tier security.

4 KEY FUND INFORMATION

CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
1/1/1992
SERVICE CLASS
Ticker: WFCXX

INVESTMENT OBJECTIVE
The California Tax-Free Money Market Fund seeks current income exempt from federal income tax and California individual income tax, while preserving capital and liquidity.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:


o  exclusively in high-quality, short-term money market instruments; and

o at least 80% of the Fund's net assets in municipal obligations that pay interest exempt from California individual income tax, federal income tax and federal alternative minimum tax (AMT).


We may also invest:


o up to 20% of the Fund's net assets in municipal obligations that pay interest subject to federal AMT.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of the state of California, its cities, municipalities, political subdivisions and other public authorities. These investments may have fixed, floating, or variable rates of interest. We may invest a portion of the Fund's total assets in the securities of territories and possessions of the U.S. or their political subdivisions and financing authorities, that pay interest exempt from federal income tax, including federal AMT, and California individual income tax. We will only purchase First Tier securities. The Fund is considered to be non-diversified.

We invest principally in municipal obligations that pay interest exempt from California individual income tax, federal income tax and federal AMT. The Fund attempts to invest exclusively in municipal obligations that pay interest exempt from California individual income tax and federal income tax however, it is possible that the Fund may invest up to 20% of its net assets in high-quality, short-term money market instruments that pay interest subject to California individual income tax, federal income tax or federal AMT.


Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.


The Fund may temporarily deviate from its principal investment strategies by investing its assets in high-quality, short-term money market instruments that pay interest subject to California individual income tax, federal income tax or federal AMT. Circumstances in which the Fund may invest in these securities include, but are not limited to, periods of low or no availability of eligible municipal obligations or in order to manage liquidity. If the Fund invests in taxable securities, it may distribute taxable income.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

   o  California Municipal Securities Risk

   o  Debt Securities Risk

   o  Issuer Risk

   o  Leverage Risk

   o  Management Risk

   o  Market Risk

   o  Money Market Fund Risk

   o  Municipal Securities Risk

   o  Non-Diversification Risk

   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                         CALIFORNIA TAX-FREE MONEY MARKET FUND 5

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                          CALENDAR YEAR RETURNS FOR THE SERVICE CLASS/1/
                                      AS OF 12/31 EACH YEAR
1998       1999       2000       2001       2002       2003       2004       2005       2006       2007
2.61%      2.44%      3.26%      2.11%      1.02%      0.59%      0.78%      1.96%      2.97%      3.18%


           BEST AND WORST QUARTER
  Best Quarter:        Q4 '00      0.87%
  Worst Quarter:       Q3 '03      0.11%


          The Fund's year-to-date performance through March 31, 2008, was 0.55%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007             1 YEAR        5 YEARS       10 YEARS
 SERVICE CLASS/1/                     3.18%         1.89%         2.09%


1 Service Class shares incepted on November 8, 1999. Performance shown prior to the inception of the Service Class Shares reflects the performance of the Class A shares, and includes expenses that are not applicable to and are higher than those of the Service Class shares.

6 CALIFORNIA TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.28%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.45%
  TOTAL ANNUAL FUND                    0.73%
  OPERATING EXPENSES
  Fee Waivers                          0.28%
  NET EXPENSES/3/                      0.45%

1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.30% for the first $1 billion; 0.275% for the next $4 billion; and 0.25% for assets over $5 billion.


2 Includes expenses payable to affiliates of Wells Fargo & Company.



3 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $46
   3 Years              $205
   5 Years              $378
  10 Years              $880

                                         CALIFORNIA TAX-FREE MONEY MARKET FUND 7

CASH INVESTMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
10/14/1987
SERVICE CLASS
Ticker: NWIXX

INVESTMENT OBJECTIVE
The Cash Investment Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk

   o  Debt Securities Risk

   o  Foreign Investment Risk

   o  Issuer Risk

   o  Leverage Risk

   o  Management Risk

   o  Market Risk

   o  Money Market Fund Risk

   o  Regulatory Risk

   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

8 CASH INVESTMENT MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


              CALENDAR YEAR RETURNS FOR THE SERVICE CLASS
                         AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
5.32%   4.92%   6.17%   4.03%   1.49%   0.78%   0.95%   2.80%   4.64%   4.94%


        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     1.58%
  Worst Quarter:      Q3 '03     0.16%


          The Fund's year-to-date performance through March 31, 2008, was 0.86%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 SERVICE CLASS                     4.94%        2.81%          3.58%


                                             CASH INVESTMENT MONEY MARKET FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.44%
  TOTAL ANNUAL FUND                    0.54%
  OPERATING EXPENSES
  Fee Waivers                          0.04%
  NET EXPENSES/2/                      0.50%

1 Includes expenses payable to affiliates of Wells Fargo & Company.


2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $51
   3 Years              $169
   5 Years              $298
  10 Years              $673

10 CASH INVESTMENT MONEY MARKET FUND

GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
11/16/1987
SERVICE CLASS
Ticker: NWGXX

INVESTMENT OBJECTIVE
The Government Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments that consist of U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of short-term U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations. These investments may have fixed, floating, or variable rates of interest.

Our security selection is based on several factors, including yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk

   o  Debt Securities Risk

   o  Issuer Risk

   o  Leverage Risk

   o  Management Risk

   o  Market Risk

   o  Money Market Fund Risk

   o  Regulatory Risk

   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                 GOVERNMENT MONEY MARKET FUND 11

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


              CALENDAR YEAR RETURNS FOR THE SERVICE CLASS
                         AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006     2007
5.07%   4.72%   5.99%   3.80%   1.45%   0.72%   0.91%   2.77%   4.60%    4.77%


        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     1.54%
  Worst Quarter:      Q3 '03     0.15%


          The Fund's year-to-date performance through March 31, 2008, was 0.75%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 SERVICE CLASS                     4.77%        2.74%          3.46%


12 GOVERNMENT MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.44%
  TOTAL ANNUAL FUND                    0.54%
  OPERATING EXPENSES
  Fee Waivers                          0.04%
  NET EXPENSES/2/                      0.50%

1 Includes expenses payable to affiliates of Wells Fargo & Company.


2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $51
   3 Years              $169
   5 Years              $298
  10 Years              $673

                                                 GOVERNMENT MONEY MARKET FUND 13

NATIONAL TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
1/7/1988
SERVICE CLASS
Ticker: MMIXX

INVESTMENT OBJECTIVE
The National Tax-Free Money Market Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments. At least 80% of the Fund's net assets are invested in municipal obligations that pay interest exempt from federal income tax and federal alternative minimum tax (AMT).

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions or financing authorities. These investments may have fixed, floating, or variable rates of interest. We will only purchase First Tier securities.


We invest principally in municipal obligations that pay interest exempt from federal income tax and federal AMT. The Fund attempts to invest exclusively in these securities; however, it is possible that the Fund may invest up to 20% of its net assets in high quality, short-term money market instruments that pay interest subject to federal income tax or federal AMT.


Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.


The Fund may temporarily deviate from its principal investment strategies by investing its assets in high-quality, short-term money market instruments that pay interest subject to federal income tax or federal AMT. Circumstances in which the Fund may invest in these securities include, but are not limited to, periods of low or no availability of eligible municipal obligations or in order to manage liquidity. If the Fund invests in taxable securities, it may distribute taxable income.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Debt Securities Risk

   o  Issuer Risk

   o  Leverage Risk

   o  Management Risk

   o  Market Risk

   o  Money Market Fund Risk

   o  Municipal Securities Risk

   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

14 NATIONAL TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


              CALENDAR YEAR RETURNS FOR THE SERVICE CLASS
                         AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
3.19%   2.91%   3.81%   2.54%   1.18%   0.66%   0.80%   2.00%   3.04%   3.25%


        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     1.00%
  Worst Quarter:      Q3 '03     0.13%


          The Fund's year-to-date performance through March 31, 2008, was 0.57%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 SERVICE CLASS                     3.25%        1.94%          2.33%


                                          NATIONAL TAX-FREE MONEY MARKET FUND 15

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.45%
  TOTAL ANNUAL FUND                    0.55%
  OPERATING EXPENSES
  Fee Waivers                          0.10%
  NET EXPENSES/2/                      0.45%

1 Includes expenses payable to affiliates of Wells Fargo & Company.


2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $46
   3 Years              $166
   5 Years              $297
  10 Years              $680

16 NATIONAL TAX-FREE MONEY MARKET FUND

PRIME INVESTMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
9/2/1998
SERVICE CLASS
Ticker: NWRXX

INVESTMENT OBJECTIVE
The Prime Investment Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk

   o  Debt Securities Risk

   o  Foreign Investment Risk

   o  Issuer Risk

   o  Leverage Risk

   o  Management Risk

   o  Market Risk

   o  Money Market Fund Risk

   o  Regulatory Risk

   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                           PRIME INVESTMENT MONEY MARKET FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


        CALENDAR YEAR RETURNS FOR THE SERVICE CLASS/1/
                     AS OF 12/31 EACH YEAR
1999    2000    2001    2002    2003    2004    2005    2006    2007
4.85%   6.08%   3.77%   1.30%   0.66%   0.87%   2.76%   4.58%   4.84%


        BEST AND WORST QUARTER
  Best Quarter:       Q3 '00     1.56%
  Worst Quarter:      Q2 '04     0.13%


          The Fund's year-to-date performance through March 31, 2008, was 0.81%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       LIFE OF FUND
 SERVICE CLASS/1/                  4.84%        2.73%            3.35%


1 Service Class shares incepted on September 2, 1998. Returns for the Fund shown in the Life of Fund column are as of the Fund inception date.

18 PRIME INVESTMENT MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.44%
  TOTAL ANNUAL FUND                    0.54%
  OPERATING EXPENSES
  Fee Waivers                          0.00%
  NET EXPENSES/2/                      0.55%


1 Includes expenses payable to affiliates of Wells Fargo & Company.


2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.


Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



   1 Year                $56
   3 Years              $174
   5 Years              $303
  10 Years              $678


                                           PRIME INVESTMENT MONEY MARKET FUND 19

TREASURY PLUS MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
10/1/1985
SERVICE CLASS
Ticker: PRVXX

INVESTMENT OBJECTIVE
The Treasury Plus Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments that consist of U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We actively manage a portfolio of short-term obligations issued by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury obligations.



Our security selection is based on several factors, including yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk

   o  Debt Securities Risk

   o  Issuer Risk

   o  Leverage Risk

   o  Management Risk

   o  Market Risk

   o  Money Market Fund Risk

   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

20 TREASURY PLUS MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


              CALENDAR YEAR RETURNS FOR THE SERVICE CLASS
                         AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
5.02%   4.57%   5.82%   3.66%   1.35%   0.68%   0.83%   2.64%   4.52%   4.51%


        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     1.52%
  Worst Quarter:      Q4 '03     0.13%


          The Fund's year-to-date performance through March 31, 2008, was 0.53%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 SERVICE CLASS                     4.51%        2.62%          3.35%


                                              TREASURY PLUS MONEY MARKET FUND 21

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.45%
  TOTAL ANNUAL FUND                    0.55%
  OPERATING EXPENSES
  Fee Waivers                          0.05%
  NET EXPENSES/2/                      0.50%

1 Includes expenses payable to affiliates of Wells Fargo & Company.


2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year                $51
   3 Years              $171
   5 Years              $302
  10 Years              $684

22 TREASURY PLUS MONEY MARKET FUND

100% TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
12/3/1990
SERVICE CLASS
Ticker: NWTXX

INVESTMENT OBJECTIVE
The 100% Treasury Money Market Fund seeks current income exempt from most state and local individual income taxes, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments that consist of U.S. Treasury obligations.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of short-term obligations issued by the U.S.
        Treasury.

Our security selection is based on several factors, including yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Debt Securities Risk

   o  Issuer Risk

   o  Leverage Risk

   o  Management Risk

   o  Market Risk

   o  Money Market Fund Risk

   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                              100% TREASURY MONEY MARKET FUND 23

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                  CALENDAR YEAR RETURNS FOR THE SERVICE CLASS
                             AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
4.80%   4.43%   5.62%   3.59%   1.30%   0.61%   0.77%   2.50%   4.28%   4.28%


        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     1.45%
  Worst Quarter:      Q4 '03     0.11%


          The Fund's year-to-date performance through March 31, 2008, was 0.59%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 SERVICE CLASS                     4.28%        2.48%          3.21%


24 100% TREASURY MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.28%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.45%
  TOTAL ANNUAL FUND                    0.73%
  OPERATING EXPENSES
  Fee Waivers                          0.23%
  NET EXPENSES/3/                      0.50%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.30% for the first $1 billion; 0.275% for the next $4 billion; and 0.25% for assets over $5 billion.


2 Includes expenses payable to affiliates of Wells Fargo & Company.



3 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                $51
   3 Years              $210
   5 Years              $383
  10 Years              $885


                                              100% TREASURY MONEY MARKET FUND 25

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



CALIFORNIA MUNICIPAL     Events in California are likely to affect a Fund's investments in California municipal securities.
SECURITIES RISK          Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, housing and construction, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities.

COUNTER-PARTY RISK       When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                         Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                         Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK     Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                         Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

FOREIGN INVESTMENT RISK  Investments in foreign obligations are subject to more risks than U.S. domestic obligations.
                         These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, returns realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities may involve foreign withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently than U.S. markets.

ISSUER RISK              The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.


26 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK              Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

MANAGEMENT RISK            We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK                The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

MONEY MARKET FUND RISK     Although each Fund seeks to maintain the value of your investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a
                           Fund. Generally, short-term funds such as money market funds do not earn as high a level of income as funds that invest in longer-term instruments. Because the Funds invest in short-
                           term instruments, the Fund's dividend yields may be low when short-term market interest rates are low.

MUNICIPAL SECURITIES RISK  Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. A Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation may affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects.
                           Although the Funds strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal AMT for certain of the Funds, some income earned by Fund investments may be subject to such taxes. The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by a Fund. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 27

NON-DIVERSIFICATION RISK     Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A
                             "diversified" investment company is required by the 1940 Act, generally, with respect to 75%
                             of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an
                             Underlying Fund that holds securities of the entity will be adversely impacted. U.S.
                             Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


28 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain {FUNDS PORTFOLIOS 2}. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                               PORTFOLIO HOLDINGS INFORMATION 29

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER


Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended August 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

30 ORGANIZATION AND MANAGEMENT OF THE FUNDS

THE SUB-ADVISER
The following sub-adviser performs day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds.
--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 31

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------


SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS


In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


32 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day. To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. We determine the NAV of the Cash Investment Money Market Fund, Government Money Market Fund, Prime Investment Money Market Fund and Treasury Plus Money Market Fund at 5:00 p.m. (ET), and of the 100% Treasury Money Market Fund, California Tax-Free Money Market Fund and National Tax-Free Money Market Fund at 4:00 p.m. (ET). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Requests the transfer agent receives in proper form before these times are processed the same day. Requests the transfer agent receives after these times are processed the next business day. Information on the timing of dividend accrual in connection with a purchase or a redemption of shares is referenced in the How to Buy Shares and How to Sell Shares sections on the following pages.

Each Fund's assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the 1940 Act. See the Statement of Additional Information for further disclosure.

                                                          PRICING FUND SHARES 33

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o Directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o Through a brokerage account with an approved selling agent; or

   o Through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum and subsequent investment amounts and/or earlier transaction deadlines than those stated in this Prospectus. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.


ALL INVESTORS SHOULD UNDERSTAND THE FOLLOWING:


   o U.S. DOLLARS ONLY. All payments must be made in U.S. dollars and all checks must be drawn on U.S. banks. It is expected that purchases in the form of investment checks do not accrue dividends until the next business day after receipt.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o TRADE REQUESTS. For the benefit of the Funds, we request that trades be placed as early in the day as possible.

34 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.


 MINIMUM INVESTMENTS        INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
-------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts            $100,000                                           no minimum
 BUYING SHARES              OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
-------------------------- -------------------------------------------------- -------------------------------------
 Through Your Investment    Contact your investment representative             Contact your investment
                           --------------------------------------------------
 Representative                                                               representative
--------------------------                                                    -------------------------------------
 By Mail                    o Complete and sign your account                   o Enclose a voided check (for
--------------------------
                           application.                                       checking accounts) or a deposit
                           o Mail the application with your check made        slip (savings accounts).
                           payable to the Fund to Investor Services at:       Alternatively, include a note
                                             REGULAR MAIL                     with your name, the Fund name,
                           --------------------------------------------------
                                     WELLS FARGO ADVANTAGE FUNDS              and your account number.
                                            P.O. Box 8266                     o Mail the deposit slip or note
                                        Boston, MA 02266-8266                 with your check made payable
                                                                              to the Fund to the address on
                                            OVERNIGHT ONLY
                           --------------------------------------------------
                                                                              the left.
                                                                              -------------------------------------
                                     WELLS FARGO ADVANTAGE FUNDS
                                         c/o Boston Financial
                                             30 Dan Road
                                        Canton, MA 02021-2809
                           --------------------------------------------------
 By Telephone               A new account may not be opened by                 To buy additional shares or to buy
--------------------------
                           telephone unless you have another Wells            shares of a new Fund call:
                           Fargo Advantage Fund account with your             o Investor Services at
                           bank information on file. If you do not            1-800-222-8222 or
                           currently have an account, refer to the section    o 1-800-368-7550 for the
                           on buying shares by mail or wire.                  automated phone system
                           -------------------------------------------------- -------------------------------------
 In Person                  Investors are welcome to visit the Investor        See instructions shown to the left.
--------------------------                                                    -------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
                           --------------------------------------------------


                                                            HOW TO BUY SHARES 35

 BUYING SHARES
----------------------------------------------------------------------------------------------------
                OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
               --------------------------------------------- ---------------------------------------
 By Wire                                                      To buy additional shares, instruct
--------------
                o Complete, sign and mail your account
                                                             your bank or financial institution to
               application (refer to the section on buying
                                                             use the same wire instructions
               shares by mail)
                                                             shown to the left.
                                                             --------------------------------------
               o Provide the following instructions to your
               financial institution:
               State Street Bank & Trust
               Boston, MA
               Bank Routing Number: ABA 011000028
               Wire Purchase Account: 9905-437-1
               Attention: WELLS FARGO ADVANTAGE FUNDS
               (Name of Fund, Account
               Number and any applicable
               share class)
               Account Name: Provide your
               name as registered on the
               Fund account
               ---------------------------------------------
 By Internet    A new account may not be opened by            o To buy additional shares or buy
--------------
               Internet unless you have another Wells Fargo  shares of a new Fund, visit our
               Advantage Fund account with your bank         Web site at
               information on file. If you do not currently  www.wellsfargo.com/
               have an account, refer to the section on      advantagefunds.
               buying shares by mail or wire.
               ---------------------------------------------
                                                             o Subsequent online purchases
                                                             have a maximum of $100,000.
                                                             You may be eligible for an
                                                             exception to this maximum.
                                                             Please call Investor Services at
                                                             1-800-222-8222 for more
                                                             information.
                                                             --------------------------------------


GENERAL NOTES FOR BUYING SHARES

   o PROPER FORM. If the transfer agent receives your application in proper order before the Fund's NAV is calculated, your transactions will be priced at that day's NAV. If your application is received after the Fund's NAV is calculated, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. Shares begin earning dividends after the transfer agent receives your purchase order in proper form and the purchase amount is received by the Fund's custodian.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid. In the event that your purchase amount is not received by the close of the Federal Funds wire for purchases by wire or Electronic Funds Transfer, we reserve the right to hold you responsible for any losses, expenses or fees incurred by the Fund, its transfer agent or its custodian.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We may waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest. Please refer to the Statement of Additional Information for details on additional minimum initial investment waivers.

36 HOW TO BUY SHARES

   o EARNINGS DISTRIBUTIONS. Assuming the purchase amount is received by the Fund's custodian no later than the close of the Federal Funds Wire, which is normally 6:00p.m. (ET), dividends will accrue as follows:

 IF A PROPER ORDER IS
  RECEIVED:                    DIVIDENDS BEGIN TO ACCRUE:
  National Tax-Free Money
  Market
  California Tax-Free Money
  Market
  o By 12:00 p.m. (ET)         Same Business Day
  o After 12:00 p.m. (ET)      Next Business Day
----------------------------- -----------------------------
  100% Treasury Money Market
  o By 1:00 p.m. (ET)          Same Business Day
  o After 1:00 p.m. (ET)       Next Business Day
----------------------------- -----------------------------
  Cash Investment Money
  Market
  Government Money Market
  Prime Investment Money
  Market
  Treasury Plus Money Market
  o By 5:00 p.m. (ET)          Same Business Day
  o After 5:00 p.m. (ET)       Next Business Day

----------------------------- -----------------------------

                                                            HOW TO BUY SHARES 37

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
---------------- ----------------------------------------------------------------------
 By Mail          o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                 dollar amount you wish to receive (or write "Full Redemption"
                 to redeem your remaining account balance) to the address
                 below.
                 o Make sure all account owners sign the request exactly as their names appear on the account application.
                 o  A medallion guarantee may be required under certain
                 circumstances (see "General Notes for Selling Shares").
                                                  REGULAR MAIL
---------------- ----------------------------------------------------------------------
                                      WELLS FARGO ADVANTAGE FUNDS
                                             P.O. Box 8266
                                         Boston, MA 02266-8266
                                            OVERNIGHT ONLY
                 ----------------------------------------------------------------------
                                      WELLS FARGO ADVANTAGE FUNDS
                                         c/o Boston Financial
                                              30 Dan Road
                                         Canton, MA 02021-2809
                 ----------------------------------------------------------------------
 By Wire          o To arrange for a Federal Funds wire, call 1-800-222-8222.
----------------
                 o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                 o We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that it may assess for an incoming wire transfer.
                 ----------------------------------------------------------------------
 By Internet      Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------
                 Redemptions requested on-line are limited to a maximum of
                 $100,000. You may be eligible for an exception to this maximum.
                 Please call Investor Services at 1-800-222-8222 for more
                 information.
                 -----
 In Person        Investors are welcome to visit the Investor Center in person to ask
----------------
                 questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                 53051.
                 -----


38 HOW TO SELL SHARES

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /              o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer  use the automated phone system 1-800-368-7550.
(EFT)
                            o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                            application or subsequently in writing.

                            o Redemption requests may not be made by phone if the
                            address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).

                            o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                            or transferred to a linked bank account.

                            o Transfers made to a Wells Fargo Bank account are made
                            available sooner than transfers to an unaffiliated institution.

                            o Redemptions processed by EFT to a linked Wells Fargo Bank account, and received by the deadlines listed in the
                            "Redemption Orders" section below, will occur same day for
                            Wells Fargo Advantage money market funds.

                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.

                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.

--------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.


   o RIGHT TO DELAY PAYMENT. For the California Tax-Free Money Market Fund, National Tax-Free Money Market Fund and 100% Treasury Money Market Fund, we can delay the payment of a redemption for up to seven days. We may delay the payment of a redemption for longer than seven days under extraordinary circumstances. For the Cash Investment Money Market Fund, Government Money Market Fund, Prime Investment Money Market Fund and Treasury Plus Money Market Fund, we can delay the payment of a redemption for longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Bank or under extraordinary circumstances.


     We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

                                                           HOW TO SELL SHARES 39

     Under the extraordinary circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than one day for the Cash Investment Money Market Fund, Government Money Market Fund, Prime Investment Money Market Fund and Treasury Plus Money Market Fund, and for longer than seven days for the California Tax-Free Money Market Fund, National Tax-Free Money Market Fund and 100% Treasury Money Market Fund. Generally, those extraordinary circumstances are when:
     (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o REDEMPTION IN KIND. Although generally, we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

   o PAYMENT OF DIVIDENDS. Requests for redemption proceeds by check or Electronic Funds Transfer that are received in proper form will be sent out by the next business day after receipt and will earn a dividend until the day such proceeds are sent.

   o REDEMPTION ORDERS. Wire redemptions will be processed and earn dividends as listed in the table below.

 IF A PROPER ORDER IS
  RECEIVED:                    PROCEEDS WIRED                 DIVIDENDS
---------                     ------------------------------ ------------------------------
 National Tax-Free Money
  Market
 California Tax-Free Money
  Market
 o By 12:00 p.m. (ET)          Same Business Day              Not earned on day of request
 o After 12:00 p.m. (ET)       Next Business Day              Earned on day of request
----------------------------- ------------------------------ ------------------------------
 100% Treasury Money Market
 o By 1:00 p.m. (ET)           Same Business Day              Not earned on day of request
 o After 1:00 p.m. (ET)        Next Business Day              Earned on day of request
----------------------------- ------------------------------ ------------------------------
 Cash Investment Money Market
 Government Money Market
 Prime Investment Money
  Market
 Treasury Plus Money Market
 o By 5:00 p.m. (ET)           Same Business Day              Not earned on day of request
 o After 5:00 p.m. (ET)        Next Business Day              Earned on day of request

----------------------------- ------------------------------ ------------------------------

40 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exception:

   o Service Class shares may be exchanged for other Service Class shares, or for any non-money market fund Class A shares.

o An exchange request will be processed on the same business day, provided that both Funds are open at the same time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o If you exchange between a money market Fund and a Fund with a sales load, you will buy shares at the Public Offering Price (POP) of the new Fund, which includes a sales load.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders by increasing expenses or lowering returns. However, money market funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value, there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.


Although the policies adopted by the Funds do not prohibit frequent trading between money market Funds, Funds Management will seek to prevent an investor from utilizing a money market Fund to facilitate frequent purchases and redemptions of shares in non-money market Funds. If Funds Management determines that an investor has engaged in timing activities in contravention of the Fund's policies (as described in the prospectus for the non-money market Fund), Funds Management will prevent such investor from investing in the non-money market Fund for a period of 30 calendar days.


                                                       HOW TO EXCHANGE SHARES 41

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more; and
   o must have your distributions reinvested..

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.


ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $50,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.


HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions. Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

42 ACCOUNT POLICIES

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 43

DISTRIBUTIONS
--------------------------------------------------------------------------------


The Funds declare distributions of any net investment income daily, and make such distributions monthly. The Funds make distributions of any realized net capital gains annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

We offer the following distribution options. To change your current option for payment of distributions, please contact your institution or call
1-800-222-8222.


o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

44 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal and California income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any.It is intended that distributions of the California Tax-Free Money Market Fund's and National Tax-Free Money Market Fund's net interest income from municipal obligations generally will not be subject to federal income tax, although a portion of such distributions could be subject to the federal AMT.

Distributions of ordinary income from the California Tax-Free Money Market Fund and the National Tax-Free Money Market Fund attributable from other sources, if any, and of ordinary income from other Funds attributable to all sources, if any, generally will be taxable to you as ordinary income. It is intended that distributions of the California Tax-Free Money Market Fund's net interest from California state and municipal obligations generally will not be subject to California individual income tax. Distributions of net investment income from the 100% Treasury Money Market Fund generally will be exempt in most jurisdictions from state and local individual income taxes, but may not be exempt from state and local corporate income and/or franchise taxes.



Although the Funds do not expect to realize any capital gain, distributions of a Fund's net short-term capital gain, if any, generally will be taxable to you as ordinary income and distributions of a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income. In general, distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

To the extent a distribution from a Fund is taxable, such distributions generally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

As long as a Fund continually maintains a $1.00 NAV, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your Fund shares.

                                                                        TAXES 45

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


CALIFORNIA TAX-FREE MONEY MARKET FUND
SERVICE CLASS SHARES - COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period


                                     FEB. 29,   FEB. 28,    FEB. 28,    MARCH 31,   MARCH 31,   MARCH 31,
 FOR THE PERIOD ENDED:                 2008       2007      2006/3/       2005        2004        2003
 NET ASSET VALUE, BEGINNING OF         $1.00      $1.00       $1.00       $1.00       $1.00       $1.00
  PERIOD INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)          0.03       0.03        0.02        0.01        0.01        0.01
  Net realized and unrealized gain
   (loss) on investments               (0.00)      0.00        0.00        0.00        0.00        0.00
                                      ------     ------      ------      ------      ------      ------
  Total from investment operations      0.03       0.03        0.02        0.01        0.01        0.01
                                      ------     ------      ------      ------      ------      ------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                              (0.03)     (0.03)      (0.02)      (0.01)      (0.01)      (0.01)
  Distributions from net realized       0.00       0.00        0.00        0.00        0.00        0.00
                                      ------     ------      ------      ------      ------      ------
  gain
  Total distributions                  (0.03)     (0.03)      (0.02)      (0.01)      (0.01)      (0.01)
                                      ------     ------      ------      ------      ------      ------
 NET ASSET VALUE, END OF PERIOD        $1.00      $1.00       $1.00       $1.00       $1.00       $1.00
                                      ======     ======      ======      ======      ======      ======
  TOTAL RETURN/1/                       3.05%      3.06%       2.04%       0.99%       0.56%       0.93%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)   $970,945   $500,204    $416,048    $356,093    $367,216    $304,422
  Ratio of net investment income
   (loss) to average net assets/2/      2.94%      3.01%       2.18%       1.00%       0.56%       0.90%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/               0.73%      0.73%       0.74%       0.66%       0.50%       0.50%
  Waived fees and reimbursed           (0.28)%    (0.28)%     (0.29)%     (0.21)%     (0.05)%     (0.05)%
  expenses/2/
  Ratio of expenses to average net
   assets after waived fees and
   reimbursed expenses/2/               0.45%      0.45%       0.45%       0.45%       0.45%       0.45%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed for the periods shown. Total returns for periods of less than one year are not annualized.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 The Fund changed its fiscal year-end from March 31 to February 28.

46 FINANCIAL HIGHLIGHTS

CASH INVESTMENT MONEY MARKET FUND
SERVICE CLASS SHARES - COMMENCED ON OCTOBER 14, 1987
For a share outstanding throughout each period


                                      FEB. 29,     FEB. 28,     FEB. 28,     MARCH 31,    MARCH 31,    MARCH 31,
 FOR THE PERIOD ENDED:                  2008         2007       2006/3/        2005         2004         2003
 NET ASSET VALUE, BEGINNING OF           $1.00        $1.00        $1.00        $1.00        $1.00         $1.00
  PERIOD INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)            0.05         0.05         0.03         0.01         0.01          0.01
  Net realized and unrealized gain
   (loss) on investments                  0.00         0.00         0.00         0.00         0.00          0.00
                                        ------       ------       ------       ------       ------        ------
  Total from investment operations        0.05         0.05         0.03         0.01         0.01          0.01
                                        ------       ------       ------       ------       ------        ------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                (0.05)       (0.05)       (0.03)       (0.01)       (0.01)        (0.01)
  Distributions from net realized         0.00         0.00         0.00         0.00         0.00          0.00
                                        ------       ------       ------       ------       ------        ------
  gain
  Total distributions                    (0.05)       (0.05)       (0.03)       (0.01)       (0.01)        (0.01)
                                        ------       ------       ------       ------       ------        ------
 NET ASSET VALUE, END OF PERIOD          $1.00        $1.00        $1.00        $1.00        $1.00         $1.00
                                        ======       ======       ======       ======       ======        ======
  TOTAL RETURN/1/                         4.75%        4.80%        2.92%        1.30%        0.70%         1.31%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)   $7,374,749   $6,328,867   $5,793,762   $6,879,632   $8,472,548   $10,590,565
  Ratio of net investment income
   (loss) to average net assets/2/        4.64%        4.71%        3.12%        1.26%        0.70%         1.31%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                 0.54%        0.54%        0.54%        0.55%        0.55%         0.54%
  Waived fees and reimbursed             (0.04)%      (0.04)%      (0.04)%      (0.05)%      (0.06)%       (0.06)%
  expenses/2/
  Ratio of expenses to average net
   assets after waived fees and
   reimbursed expenses/2/                 0.50%        0.50%        0.50%        0.50%        0.49%         0.48%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed for the periods shown. Total returns for periods of less than one year are not annualized.


2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


3 The Fund changed its fiscal year-end from March 31 to February 28.

                                                         FINANCIAL HIGHLIGHTS 47

GOVERNMENT MONEY MARKET FUND
SERVICE CLASS SHARES - COMMENCED ON NOVEMBER 16, 1987
For a share outstanding throughout each period


                                  FEB. 29,     FEB. 28,     FEB. 28,     MARCH 31,    MARCH 31,    MARCH 31,
 FOR THE PERIOD ENDED:              2008         2007       2006/3/        2005         2004         2003
 NET ASSET VALUE, BEGINNING          $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
  OF PERIOD INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income (loss)        0.04         0.05         0.03         0.01         0.01         0.01
  Net realized and unrealized
   gain (loss) on investments         0.00         0.00         0.00         0.00         0.00         0.00
                                    ------       ------       ------       ------       ------       ------
  Total from investment               0.04         0.05         0.03         0.01         0.01         0.01
                                    ------       ------       ------       ------       ------       ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.04)       (0.05)       (0.03)       (0.01)       (0.01)       (0.01)
  Distributions from net              0.00         0.00         0.00         0.00         0.00         0.00
                                    ------       ------       ------       ------       ------       ------
  realized gain
  Total distributions                (0.04)       (0.05)       (0.03)       (0.01)       (0.01)       (0.01)
                                    ------       ------       ------       ------       ------       ------
 NET ASSET VALUE, END OF PERIOD      $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                    ======       ======       ======       ======       ======       ======
 TOTAL RETURN/1/                      4.52%        4.76%        2.91%        1.26%        0.65%        1.27%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $6,350,025   $5,656,867   $5,350,480   $5,230,613   $4,767,774   $4,837,603
  (000s)
  Ratio of net investment
   income (loss) to average net
   assets/2/                          4.42%        4.66%        3.13%        1.26%        0.65%        1.24%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/2/                        0.54%        0.54%        0.55%        0.55%        0.55%        0.54%
  Waived fees and reimbursed         (0.04)%      (0.04)%      (0.05)%      (0.05)%      (0.05)%      (0.04)%
  expenses/2/
  Ratio of expenses to average
   net assets after waived fees
   and reimbursed expenses/2/         0.50%        0.50%        0.50%        0.50%        0.50%        0.50%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed for the periods shown. Total returns for periods of less than one year are not annualized.


2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


3 The Fund changed its fiscal year-end from March 31 to February 28.

48 FINANCIAL HIGHLIGHTS

NATIONAL TAX-FREE MONEY MARKET FUND
SERVICE CLASS SHARES - COMMENCED ON AUGUST 3, 1993
For a share outstanding throughout each period


                                  FEB. 29,     FEB. 28,     FEB. 28,     MARCH 31,    MARCH 31,    MARCH 31,
 FOR THE PERIOD ENDED:              2008         2007       2006/3/        2005         2004         2003
 NET ASSET VALUE, BEGINNING          $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
  OF PERIOD INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income (loss)        0.03         0.03         0.02         0.01         0.01         0.01
  Net realized and unrealized
   gain (loss) on investments        (0.00)        0.00         0.00         0.00         0.00         0.00
                                    ------       ------       ------       ------       ------       ------
  Total from investment               0.03         0.03         0.02         0.01         0.01         0.01
                                    ------       ------       ------       ------       ------       ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.03)       (0.03)       (0.02)       (0.01)       (0.01)       (0.01)
  Distributions from net              0.00         0.00         0.00         0.00         0.00         0.00
                                    ------       ------       ------       ------       ------       ------
  realized gain
  Total distributions                (0.03)       (0.03)       (0.02)       (0.01)       (0.01)       (0.01)
                                    ------       ------       ------       ------       ------       ------
 NET ASSET VALUE, END OF PERIOD      $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                    ======       ======       ======       ======       ======       ======
 TOTAL RETURN/1/                      3.12%        3.13%        2.08%        1.02%        0.62%        1.07%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $1,674,047   $1,303,728   $1,160,594   $1,195,511   $1,262,512   $1,401,583
  (000s)
  Ratio of net investment
   income (loss) to average net
   assets/2/                          3.07%        3.09%        2.23%        1.01%        0.62%        1.06%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/2/                        0.55%        0.55%        0.56%        0.55%        0.55%        0.55%
  Waived fees and reimbursed         (0.10)%      (0.10)%      (0.11)%      (0.10)%      (0.10)%      (0.10)%
  expenses/2/
  Ratio of expenses to average
   net assets after waived fees
   and reimbursed expenses/2/         0.45%        0.45%        0.45%        0.45%        0.45%        0.45%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.


2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


3 The Fund changed its fiscal year-end from March 31 to February 28.

                                                         FINANCIAL HIGHLIGHTS 49

PRIME INVESTMENT MONEY MARKET
SERVICE CLASS SHARES - COMMENCED ON SEPTEMBER 2, 1998
For a share outstanding throughout each period


                                  FEB. 29,     FEB. 28,     FEB. 28,    MARCH 31,   MARCH 31,    MARCH 31,
 FOR THE PERIOD ENDED:              2008         2007       2006/3/       2005        2004         2003
 NET ASSET VALUE, BEGINNING           $1.00        $1.00        $1.00      $1.00       $1.00         $1.00
  OF PERIOD INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income (loss)         0.05         0.05         0.03       0.01        0.01          0.01
  Net realized and unrealized
   gain (loss) on investments          0.00         0.00         0.00       0.00        0.00          0.00
                                     ------       ------       ------     ------      ------        ------
  Total from investment                0.05         0.05         0.03       0.01        0.01          0.01
                                     ------       ------       ------     ------      ------        ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.05)       (0.05)       (0.03)     (0.01)      (0.01)        (0.01)
  Distributions from net               0.00         0.00         0.00       0.00        0.00          0.00
                                     ------       ------       ------     ------      ------        ------
  realized gain
  Total distributions                 (0.05)       (0.05)       (0.03)     (0.01)      (0.01)        (0.01)
                                     ------       ------       ------     ------      ------        ------
 NET ASSET VALUE, END OF PERIOD       $1.00        $1.00        $1.00      $1.00       $1.00         $1.00
                                     ======       ======       ======     ======      ======        ======
 TOTAL RETURN/1/                       4.63%        4.74%        2.90%      1.22%       0.60%         1.14%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $1,402,557   $1,190,293   $1,332,129   $816,105   $1,466,176   $1,818,364
  (000s)
  Ratio of net investment
   income (loss) to average net
   assets/2/                           4.55%        4.64%        3.18%      1.20%       0.59%         1.14%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/2/                         0.55%        0.55%        0.55%      0.55%       0.55%         0.55%
  Waived fees and reimbursed           0.00%        0.00%        0.00%      0.00%      (0.01)%        0.00%
  expenses/2/
  Ratio of expenses to average
   net assets after waived fees
   and reimbursed expenses/2/          0.55%        0.55%        0.55%      0.55%       0.54%         0.55%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 The Fund changed its fiscal year-end from March 31 to February 28.

 50 FINANCIAL HIGHLIGHTS

TREASURY PLUS MONEY MARKET FUND
SERVICE CLASS SHARES - COMMENCED ON OCTOBER 1, 1985
For a share outstanding throughout each period


                                  FEB. 29,     FEB. 28,    FEB. 28,    MARCH 31,    MARCH 31,    MARCH 31,
 FOR THE PERIOD ENDED:              2008         2007      2006/3/       2005         2004         2003
 NET ASSET VALUE, BEGINNING          $1.00        $1.00      $1.00        $1.00        $1.00        $1.00
  OF PERIOD INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income (loss)        0.04         0.05       0.03         0.01         0.01         0.01
  Net realized and unrealized
   gain (loss) on investments         0.00         0.00       0.00         0.00         0.00         0.00
                                    ------       ------     ------       ------       ------       ------
  Total from investment               0.04         0.05       0.03         0.01         0.01         0.01
                                    ------       ------     ------       ------       ------       ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.04)       (0.05)     (0.03)       (0.01)       (0.01)       (0.01)
  Distributions from net              0.00         0.00       0.00         0.00         0.00         0.00
                                    ------       ------     ------       ------       ------       ------
  realized gain
  Total distributions                (0.04)       (0.05)     (0.03)       (0.01)       (0.01)       (0.01)
                                    ------       ------     ------       ------       ------       ------
 NET ASSET VALUE, END OF PERIOD      $1.00        $1.00      $1.00        $1.00        $1.00        $1.00
                                    ======       ======     ======       ======       ======       ======
 TOTAL RETURN/1/                      4.14%        4.70%      2.78%        1.17%        0.60%        1.20%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $1,187,468   $1,283,813   $940,104   $1,205,795   $1,324,943   $1,207,609
  (000s)
  Ratio of net investment
   income (loss) to average net
   assets/2/                          4.11%        4.61%      2.99%        1.12%        0.60%        1.18%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/2/                        0.55%        0.55%      0.55%        0.56%        0.55%        0.55%
  Waived fees and reimbursed         (0.05)%      (0.05)%    (0.05)%      (0.06)%      (0.06)%      (0.09)%
  expenses/2/
  Ratio of expenses to average
   net assets after waived fees
   and reimbursed expenses/2/         0.50%        0.50%      0.50%        0.50%        0.49%        0.46%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.


2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


3 The Fund changed its fiscal year-end from March 31 to February 28.

                                                         FINANCIAL HIGHLIGHTS 51

100% TREASURY MONEY MARKET FUND
SERVICE CLASS SHARES - COMMENCED ON DECEMBER 3, 1990
For a share outstanding throughout each period


                                  FEB. 29,     FEB. 28,     FEB. 28,     MARCH 31,    MARCH 31,    MARCH 31,
 FOR THE PERIOD ENDED:              2008         2007       2006/3/        2005         2004         2003
 NET ASSET VALUE, BEGINNING          $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
  OF PERIOD INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income (loss)        0.04         0.04         0.03         0.01         0.01         0.01
  Net realized and unrealized
   gain (loss) on investments         0.00         0.00         0.00         0.00         0.00         0.00
                                    ------       ------       ------       ------       ------       ------
  Total from investment               0.04         0.04         0.03         0.01         0.01         0.01
                                    ------       ------       ------       ------       ------       ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.04)       (0.04)       (0.03)       (0.01)       (0.01)       (0.01)
  Distributions from net              0.00         0.00         0.00         0.00         0.00         0.00
                                    ------       ------       ------       ------       ------       ------
  realized gain
  Total distributions                (0.04)       (0.04)       (0.03)       (0.01)       (0.01)       (0.01)
                                    ------       ------       ------       ------       ------       ------
 NET ASSET VALUE, END OF PERIOD      $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                    ======       ======       ======       ======       ======       ======
 TOTAL RETURN/1/                      3.97%        4.44%        2.64%        1.11%        0.53%        1.15%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $6,039,209   $4,049,964   $3,581,797   $3,031,989   $2,978,019   $2,725,643
  (000s)
  Ratio of net investment
   income (loss) to average net
   assets/2/                          3.85%        4.36%        2.89%        1.12%        0.52%        1.12%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/2/                        0.73%        0.74%        0.73%        0.68%        0.55%        0.55%
  Waived fees and reimbursed         (0.23)%      (0.24)%      (0.23)%      (0.18)%      (0.06)%      (0.09)%
  expenses/2/
  Ratio of expenses to average
   net assets after waived fees
   and reimbursed expenses/2/         0.50%        0.50%        0.50%        0.50%        0.49%        0.46%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.


2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


3 The Fund changed its fiscal year-end from March 31 to February 28.
^

 52 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                             078MMS/P1208 (7-08)
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                  JULY 1, 2008


                                   Prospectus

                                  Select Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - MONEY MARKET FUNDS

Cash Investment Money Market Fund

Heritage Money Market Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS


INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information             3
Cash Investment Money Market     5
  Fund
Heritage Money Market Fund       8
Description of Principal        11
  Investment Risks
Portfolio Holdings              13
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management     14
  of the Funds
About Wells Fargo Funds Trust   14
The Investment Adviser          14
The Sub-Adviser                 15
Dormant Multi-Manager           15
  Arrangement


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY AND SELL FUND
SHARES



Compensation to Dealers and    16
  Shareholder
   Servicing Agents
Pricing Fund Shares            17
How to Buy Shares              18
How to Sell Shares             20
Account Policies               22


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   23
Taxes                           24
Financial Highlights            25
For More Information    Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management) or the sub-adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES


The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

--------------------------------------------------------------------------------
ABOUT WELLS FARGO ADVANTAGE MONEY MARKET FUNDS
All Wells Fargo Advantage Money Market Funds seek to provide current income, while preserving capital and liquidity by investing in a portfolio of money market instruments. A Fund may have additional investment objectives or restrictions.

Money market instruments are high quality, short-term investments that present minimal credit risk and may include securities such as U.S. Government obligations, bank obligations, corporate bonds, commercial paper, municipal securities, asset- and mortgage-backed securities, and repurchase agreements.

All Wells Fargo Advantage Money Market Funds are managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, which provides that:

   o Each Fund will seek to maintain a net asset value of $1.00 per share.

   o Each Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

   o The dollar-weighted average maturity of each Fund will be 90 days or less.

   o Each Fund will invest only in U.S. dollar-denominated securities.

   o Each Fund will value its assets based on the total market value of all of the securities it holds using the amortized cost method.

In order to obtain a rating from a rating organization, some Funds may observe additional investment restrictions.

Under normal circumstances, the Funds will invest the majority of their assets in First Tier securities. Consistent with Rule 2a-7, a First Tier security is any security that has received the highest possible short-term rating for debt obligations from any two nationally recognized statistical rating organizations (NRSRO), has received one such rating if rated by only one NRSRO, or is deemed by us to be of comparable quality if unrated. A Government security is considered a First Tier security.

4 KEY FUND INFORMATION

CASH INVESTMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
10/14/1987
SELECT CLASS
Ticker: WFQXX

INVESTMENT OBJECTIVE
The Cash Investment Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Management Risk
   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                             CASH INVESTMENT MONEY MARKET FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                          CALENDAR YEAR RETURNS FOR THE SELECT CLASS/1/
                                      AS OF 12/31 EACH YEAR
1998       1999       2000       2001       2002       2003       2004       2005       2006       2007
5.32%      4.95%      6.41%      4.27%      1.72%      1.04%      1.26%      3.10%      4.95%      5.27%


           BEST AND WORST QUARTER
  Best Quarter:        Q4 '00      1.64%
  Worst Quarter:       Q3 '03      0.23%


          The Fund's year-to-date performance through March 31, 2008, was 0.94%. To obtain a current 7-day yield for the Fund call toll-free 1-800-260-5969.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007             1 YEAR        5 YEARS       10 YEARS
 SELECT CLASS/1/                      5.27%         3.11%         3.81%



1 Select Class shares incepted on June 29, 2007. Performance shown prior to the inception of the Select Class shares reflects the performance of the Institutional Class shares, and includes expenses that are not applicable to and are higher than those of the Select Class shares. Performance shown prior to November 8, 1999 for the Select Class shares reflects the performance of the Service Class shares, and includes expenses that are not applicable to and are higher than those of the Select Class shares.


6 CASH INVESTMENT MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.10%
  TOTAL ANNUAL FUND                    0.20%
  OPERATING EXPENSES
  Fee Waivers                          0.07%
  NET EXPENSES/2/                      0.13%


1 Includes expenses payable to affiliates of Wells Fargo & Company.


2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                $13
   3 Years               $57
   5 Years              $106
  10 Years              $248


                                             CASH INVESTMENT MONEY MARKET FUND 7

HERITAGE MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
6/29/1995
SELECT CLASS
Ticker: WFJXX

INVESTMENT OBJECTIVE
The Heritage Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term, U.S. dollar-denominated money market instruments of domestic and foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We actively manage a portfolio of high-quality, short-term, U.S. dollar-denominated money market instruments. We will only purchase First Tier securities. These include, but are not limited to, bank obligations such as time deposits and certificates of deposit, government securities, asset-backed securities, commercial paper, corporate bonds and repurchase agreements. These investments may have fixed, floating, or variable rates of interest and may be obligations of U.S. or foreign issuers. We may invest more than 25% of the Fund's total assets in U.S. dollar-denominated obligations of U.S. banks.

Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Debt Securities Risk
   o  Foreign Investment Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Management Risk
   o  Market Risk
   o  Money Market Fund Risk
   o  Regulatory Risk
   o  U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

8 HERITAGE MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.




[GRAPHIC APPEARS HERE]


             CALENDAR YEAR RETURNS FOR THE SELECT CLASS/1/
                         AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
5.47%   4.96%   6.39%   4.22%   1.75%   1.07%   1.27%   3.10%   4.96%   5.26%


         BEST AND WORST QUARTER
  Best Quarter:        Q4 '00      1.65%
  Worst Quarter:       Q1 '04      0.23%


          The Fund's year-to-date performance through March 31, 2008, was 0.94%. To obtain a current 7-day yield for the Fund call toll-free 1-800-260-5969.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 SELECT CLASS/1/                   5.26%        3.12%          3.83%



1 Select Class shares incepted on June 29, 2007. Performance shown prior to the inception of the Select Class shares reflects the performance of the Institutional Class shares, and includes expenses that are not applicable to and are higher than those of the Select Class shares. Performance shown prior to March 31, 2000 for the Select Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Select Class shares.


                                                    HERITAGE MONEY MARKET FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.12%
  TOTAL ANNUAL FUND                    0.22%
  OPERATING EXPENSES
  Fee Waivers                          0.09%
  NET EXPENSES/2/                      0.13%


1 Includes expenses payable to affiliates of Wells Fargo & Company.


2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                $13
   3 Years               $62
   5 Years              $115
  10 Years              $271


10 HERITAGE MONEY MARKET FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



COUNTER-PARTY RISK       When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                         Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                         Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK     Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                         Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

FOREIGN INVESTMENT RISK  Investments in foreign obligations are subject to more risks than U.S. domestic obligations.
                         These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, returns realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities may involve foreign withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently than U.S. markets.

ISSUER RISK              The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

LEVERAGE RISK            Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 11

MANAGEMENT RISK              We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

MARKET RISK                  The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

MONEY MARKET FUND RISK       Although each Fund seeks to maintain the value of your investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a
                             Fund. Generally, short-term funds such as money market funds do not earn as high a level of income as funds that invest in longer-term instruments. Because the Funds invest in short-
                             term instruments, the Fund's dividend yields may be low when short-term market interest rates are low.

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

U.S. GOVERNMENT OBLIGATIONS  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                         be guaranteed by the U.S. Treasury. The Government National Mortgage Association (GNMA),
                             a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                             Federal Housing Administration or the Department of Veterans Affairs. U.S. Government
                             agencies or government-sponsored entities (I.E., not backed by the full faith and credit of the
                             U.S. Government) include the Federal National Mortgage Association (FNMA) and the
                             Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an
                             Underlying Fund that holds securities of the entity will be adversely impacted. U.S.
                             Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


12 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain {FUNDS PORTFOLIOS 2}. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


                                               PORTFOLIO HOLDINGS INFORMATION 13

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended August 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

14 ORGANIZATION AND MANAGEMENT OF THE FUNDS

THE SUB-ADVISER
The following sub-adviser performs day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds.
--------------------------------------------------------------------------------

WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


DORMANT MULTI-MANAGER ARRANGEMENT

The Board has adopted a "multi-manager" arrangement for the Heritage Money Market Fund. Under this arrangement, each Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 15

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


16 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day. To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. We determine the NAV of the Funds at 5:00 p.m. (ET). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Requests the transfer agent receives in proper form before these times are processed the same day. Requests the transfer agent receives after these times are processed the next business day. Information on the timing of dividend accrual in connection with a purchase or a redemption of shares is referenced in the How to Buy Shares and How to Sell Shares sections on the following pages.

Each Fund's assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the 1940 Act. See the Statement of Additional Information for further disclosure.


                                                          PRICING FUND SHARES 17

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Typically, shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

GENERAL NOTES FOR BUYING SHARES

   o MINIMUM INVESTMENTS. Institutions and other investors are required to make a minimum initial investment of $50,000,000 per Fund. There are no minimum subsequent investment requirements. The minimum initial investment may be waived or reduced in certain situations. Please see the Statement of Additional Information for details on minimum initial investment waivers.

   o PROPER FORM. If the transfer agent receives your application in proper order before the Fund's NAV is calculated, your transactions will be priced at that day's NAV. If your application is received after the Fund's NAV is calculated, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. Shares begin earning dividends after the transfer agent receives your purchase order in proper form and the purchase amount is received by the Fund's custodian.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid. In the event that your purchase amount is not received by the close of the Federal Funds wire for purchases by wire or Electronic Funds Transfer, we reserve the right to hold you responsible for any losses, expenses or fees incurred by the Fund, its transfer agent or its custodian.

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum and subsequent investment amounts and/or earlier transaction deadlines than those stated in this Prospectus. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.


ALL INVESTORS SHOULD UNDERSTAND THE FOLLOWING:


   o U.S. DOLLARS ONLY. All payments must be made in U.S. dollars and all checks must be drawn on U.S. banks. It is expected that purchases in the form of investment checks do not accrue dividends until the next business day after receipt.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o TRADE REQUESTS. For the benefit of the Funds, we request that trades be placed as early in the day as possible.

18 HOW TO BUY SHARES

HOW TO BUY SHARES DIRECTLY:
Select Class investors who are interested in purchasing shares directly from a Fund should contact Investor Services at 1-800-260-5969.

   o EARNINGS DISTRIBUTIONS. Assuming the purchase amount is received by the Fund's custodian no later than the close of the Federal Funds Wire, which is normally 6:00p.m. (ET), dividends will accrue as follows:

 IF A PROPER ORDER IS
  RECEIVED:                 DIVIDENDS BEGIN TO ACCRUE:
  Cash Investment Money
  Market
  Heritage Money Market
  o By 5:00 p.m. (ET)       Same Business Day
  o After 5:00 p.m. (ET)    Next Business Day

-------------------------- -----------------------------

                                                            HOW TO BUY SHARES 19

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Select Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.


 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ---------------------------------------------------------------------
 By Telephone /              o To speak with an investor services representative call
 Electronic Funds Transfer  1-800-260-5969 or use the automated phone system at
---------------------------
(EFT)
-----------------------  --
                            1-800-368-7550.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account, and received by the deadlines listed in the
                            "Redemption Orders" section below, will occur same day for
                            Wells Fargo Advantage money market funds.

                            o Transfers made to a Wells Fargo Bank Account are made
                            available sooner than transfers to an unaffiliated institution.

                            o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.

                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.
                            --------------
 By Wire                     o To arrange for a Federal Funds wire, call 1-800-260-5969.
---------------------------
                            o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.

                            o We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that it may assess for an incoming wire transfer.
                            ---------------------------------------------------------------------
 By Internet                 Visit our Web site at www.wellsfargo.com/advantagefunds.
--------------------------- ---------------------------------------------------------------------
 In Person                   Investors are welcome to visit the Investor Center in person to ask questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                            53051.

--------------------------- --------------


GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent.


   o RIGHT TO DELAY PAYMENT. We can delay the payment of a redemption for longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Bank or under extraordinary circumstances.


     We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated

20 HOW TO SELL SHARES
     banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


     Under the extraordinary circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than one day. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted;
     (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.


   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   o PAYMENT OF DIVIDENDS. Requests for redemption proceeds by check or Electronic Funds Transfer that are received in proper form will be sent out by the next business day after receipt and will earn a dividend until the day such proceeds are sent.

   o REDEMPTION ORDERS. Wire redemptions will be processed and earn dividends as listed in the table below.

 IF A PROPER ORDER IS
  RECEIVED:                    PROCEEDS WIRED                 DIVIDENDS
---------                     ------------------------------ ------------------------------
 Cash Investment Money Market
 Heritage Money Market
 o By 5:00p.m. (ET)            Same Business Day              Not earned on day of request
 o After 5:00 p.m. (ET)        Next Business Day              Earned on day of request

----------------------------- ------------------------------ ------------------------------

FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders by increasing expenses or lowering returns. However, money market funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value, there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.


Although the policies adopted by the Funds do not prohibit frequent trading between money market Funds, Funds Management will seek to prevent an investor from utilizing a money market Fund to facilitate frequent purchases and redemptions of shares in non-money market Funds. If Funds Management determines that an investor has engaged in timing activities in contravention of the Fund's policies (as described in the prospectus for the non-money market Fund), Funds Management will prevent such investor from investing in the non-money market Fund for a period of 30 calendar days.


                                                           HOW TO SELL SHARES 21

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $50,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

LOW BALANCE ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions. Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-260-5969 or contact your selling agent for further details


STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-260-5969 for more information.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.


TRANSACTION AUTHORIZATIONS
Certain Institutions may transact through a registered clearing agency, such as the National Securities Clearing Corporation (NSCC). Clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We use reasonable procedures to confirm that transactions through a clearing agency are genuine; we will not be liable for any losses incurred if we follow instructions we reasonably believe to be genuine. Contact us or your Institution immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

22 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds declare distributions of any net investment income daily, and make such distributions monthly. The Funds make distributions of any realized net capital gains annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested. To change the current option for payment of distributions, please contact your Institution.

                                                                DISTRIBUTIONS 23

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions of a Fund's ordinary income, if any, generally will be taxable to you as ordinary income. Although the Funds do not expect to realize any capital gain, distributions of a Fund's net short-term capital gain, if any, generally will be taxable to you as ordinary income and distributions of a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.


Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income. In general, distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

As long as a Fund continually maintains a $1.00 NAV, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your Fund shares.

24 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


CASH INVESTMENT MONEY MARKET FUND

SELECT CLASS SHARES - COMMENCED ON JUNE 29, 2007

For a share outstanding throughout each period


                                       FEB. 29,
 FOR THE PERIOD ENDED:                  2008/1/
 NET ASSET VALUE, BEGINNING OF
 PERIOD                                   $1.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             0.03
  Net realized and unrealized gain
   (loss) on investments                   0.00
                                      ---------
  Total from investment operations         0.03
                                      ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                 (0.03)
  Distributions from net realized
   gain                                    0.00
                                      ---------
  Total distributions                     (0.03)
                                      ---------
 NET ASSET VALUE, END OF PERIOD           $1.00
                                      =========
 TOTAL RETURN/1/                           3.31%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)    $3,025,485
  Ratio of net investment income
   (loss) to average net assets/2/         4.81%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                  0.20%
  Waived fees and reimbursed
   expenses/2/                            (0.07)%
  Ratio of expenses to average net
   assets after waived fees and
   reimbursed expenses/2/                  0.13%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during periods shown. Total returns for periods of less than one year are not annualized.



2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


                                                         FINANCIAL HIGHLIGHTS 25

HERITAGE MONEY MARKET FUND

SELECT CLASS SHARES - COMMENCED ON JUNE 29, 2007

For a share outstanding throughout each period


                                       FEB. 29,
 FOR THE PERIOD ENDED:                     2008
 NET ASSET VALUE, BEGINNING OF
 PERIOD                                   $1.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            (0.03)
  Net realized and unrealized gain
   (loss) on investments                   0.06
                                      ---------
  Total from investment operations         0.03
                                      ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                 (0.03)
  Distributions from net realized
   gain                                    0.00
                                      ---------
  Total distributions                     (0.03)
                                      ---------
 NET ASSET VALUE, END OF PERIOD           $1.00
                                      =========
 TOTAL RETURN/1/                           3.30%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)    $1,368,330
  Ratio of net investment income
   (loss) to average net assets/2/         4.58%
  Ratio of expenses to average net
   assets prior to waived fees and
   reimbursed expenses/2/                  0.22%
  Waived fees and reimbursed
   expenses/2/                            (0.09)%
  Ratio of expenses to average net
   assets after waived fees and
   reimbursed expenses/2/                  0.13%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.


2 During each period, various fees and expenses were waived and/or reimbursed.
  The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

^

26 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            078MMSL/P1212 (7-08)
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                  JULY 1, 2008


                                   Prospectus

                                    Class A

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) - MONEY MARKET FUNDS

California Tax-Free Money Market Fund

National Tax-Free Money Market Fund

Treasury Plus Money Market Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS


INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information             3
California Tax-Free Money        5
  Market Fund
National Tax-Free Money          8
  Market Fund
Treasury Plus Money Market      11
  Fund
Description of Principal        14
  Investment Risks
Portfolio Holdings              16
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management     17
  of the Funds
About Wells Fargo Funds Trust   17
The Investment Adviser          17
The Sub-Adviser                 18


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



Compensation to Dealers and    19
  Shareholder
   Servicing Agents
Pricing Fund Shares            20
How to Open an Account         21
How to Buy Shares              22
How to Sell Shares             25
How to Exchange Shares         28
Account Policies               29


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   30
Taxes                           31
Financial Highlights            32
For More Information    Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management) or the sub-adviser. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES


The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policies of the Treasury Plus Money Market Fund in the Fund's "Principal Investments" section may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice. The investment policies of the California Tax-Free Money Market Fund and National Tax-Free Money Market Fund concerning "80% of the Fund's net assets" may only be changed with shareholder approval.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

--------------------------------------------------------------------------------
ABOUT WELLS FARGO ADVANTAGE MONEY MARKET FUNDS
All Wells Fargo Advantage Money Market Funds seek to provide current income, while preserving capital and liquidity by investing in a portfolio of money market instruments. A Fund may have additional investment objectives or restrictions.

Money market instruments are high quality, short-term investments that present minimal credit risk and may include securities such as U.S. Government obligations, bank obligations, corporate bonds, commercial paper, municipal securities, asset- and mortgage-backed securities, and repurchase agreements.

All Wells Fargo Advantage Money Market Funds are managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, which provides that:

   o Each Fund will seek to maintain a net asset value of $1.00 per share.

   o Each Fund will only buy securities that have remaining maturities of 397 days or less as determined under Rule 2a-7.

   o The dollar-weighted average maturity of each Fund will be 90 days or less.

   o Each Fund will invest only in U.S. dollar-denominated securities.

   o Each Fund will value its assets based on the total market value of all of the securities it holds using the amortized cost method.

In order to obtain a rating from a rating organization, some Funds may observe additional investment restrictions.

Under normal circumstances, the Funds will invest the majority of their assets in First Tier securities. Consistent with Rule 2a-7, a First Tier security is any security that has received the highest possible short-term rating for debt obligations from any two nationally recognized statistical rating organizations (NRSRO), has received one such rating if rated by only one NRSRO, or is deemed by us to be of comparable quality if unrated. A Government security is considered a First Tier security.

4 KEY FUND INFORMATION

CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
1/1/1992
CLASS A
Ticker: SGCXX

INVESTMENT OBJECTIVE
The California Tax-Free Money Market Fund seeks current income exempt from federal income tax and California individual income tax, while preserving capital and liquidity.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:


o  exclusively in high-quality, short-term money market instruments; and

o at least 80% of the Fund's net assets in municipal obligations that pay interest exempt from California individual income tax, federal income tax and federal alternative minimum tax (AMT).


We may also invest:


o up to 20% of the Fund's net assets in municipal obligations that pay interest subject to federal AMT.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of the state of California, its cities, municipalities, political subdivisions and other public authorities. These investments may have fixed, floating, or variable rates of interest. We may invest a portion of the Fund's total assets in the securities of territories and possessions of the U.S. or their political subdivisions and financing authorities, that pay interest exempt from federal income tax, including federal AMT, and California individual income tax. We will only purchase First Tier securities. The Fund is considered to be non-diversified.

We invest principally in municipal obligations that pay interest exempt from California individual income tax, federal income tax and federal AMT. The Fund attempts to invest exclusively in municipal obligations that pay interest exempt from California individual income tax and federal income tax however, it is possible that the Fund may invest up to 20% of its net assets in high-quality, short-term money market instruments that pay interest subject to California individual income tax, federal income tax or federal AMT.


Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.


The Fund may temporarily deviate from its principal investment strategies by investing its assets in high-quality, short-term money market instruments that pay interest subject to California individual income tax, federal income tax or federal AMT. Circumstances in which the Fund may invest in these securities include, but are not limited to, periods of low or no availability of eligible municipal obligations or in order to manage liquidity. If the Fund invests in taxable securities, it may distribute taxable income.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

   o  California Municipal Securities Risk

   o  Debt Securities Risk

   o  Issuer Risk

   o  Leverage Risk

   o  Management Risk

   o  Market Risk

   o  Money Market Fund Risk

   o  Municipal Securities Risk

   o  Non-Diversification Risk

   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                         CALIFORNIA TAX-FREE MONEY MARKET FUND 5

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                                      CALENDAR YEAR RETURNS FOR CLASS A
                                            AS OF 12/31 EACH YEAR
1998       1999       2000       2001       2002       2003       2004       2005       2006       2007
2.61%      2.42%      3.05%      1.90%      0.81%      0.39%      0.58%      1.75%      2.77%      2.98%


        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     0.82%
  Worst Quarter:      Q3 '03     0.06%


          The Fund's year-to-date performance through March 31, 2008, was 0.50%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007             1 YEAR        5 YEARS       10 YEARS
 CLASS A                              2.98%         1.69%         1.92%


6 CALIFORNIA TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.28%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.55%
  TOTAL ANNUAL FUND                    0.83%
  OPERATING EXPENSES
  Fee Waivers                          0.18%
  NET EXPENSES/3/                      0.65%


1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.30% for the first $1 billion; 0.275% for the next $4 billion; and 0.25% for assets over $5 billion.


2 Includes expenses payable to affiliates of Wells Fargo & Company.



3 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                  $66
   3 Years                $247
   5 Years                $443
  10 Years              $1,009


                                         CALIFORNIA TAX-FREE MONEY MARKET FUND 7

NATIONAL TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
1/7/1988
CLASS A
Ticker: NWMXX

INVESTMENT OBJECTIVE
The National Tax-Free Money Market Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments. At least 80% of the Fund's net assets are invested in municipal obligations that pay interest exempt from federal income tax and federal alternative minimum tax (AMT).

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We actively manage a portfolio of high-quality, short-term municipal obligations that are issued by or on behalf of states, territories and possessions of the U.S. or their political subdivisions or financing authorities. These investments may have fixed, floating, or variable rates of interest. We will only purchase First Tier securities.


We invest principally in municipal obligations that pay interest exempt from federal income tax and federal AMT. The Fund attempts to invest exclusively in these securities; however, it is possible that the Fund may invest up to 20% of its net assets in high quality, short-term money market instruments that pay interest subject to federal income tax or federal AMT.


Our security selection is based on several factors, including credit quality, yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.


The Fund may temporarily deviate from its principal investment strategies by investing its assets in high-quality, short-term money market instruments that pay interest subject to federal income tax or federal AMT. Circumstances in which the Fund may invest in these securities include, but are not limited to, periods of low or no availability of eligible municipal obligations or in order to manage liquidity. If the Fund invests in taxable securities, it may distribute taxable income.


--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Debt Securities Risk

   o  Issuer Risk

   o  Leverage Risk

   o  Management Risk

   o  Market Risk

   o  Money Market Fund Risk

   o  Municipal Securities Risk

   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

8 NATIONAL TAX-FREE MONEY MARKET FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                 CALENDAR YEAR RETURNS FOR CLASS A/1/
                         AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
2.99%   2.70%   3.61%   2.34%   0.98%   0.46%   0.60%   1.80%   2.83%   3.04%


        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     0.95%
  Worst Quarter:      Q3 '03     0.08%


          The Fund's year-to-date performance through March 31, 2008, was 0.52%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/                        3.04%        1.74%          2.13%


1 Class A shares incepted on July 28, 2003. Performance shown prior to the inception of the Class A shares reflects the performance of the Service Class shares, adjusted to reflect Class A expenses.

                                           NATIONAL TAX-FREE MONEY MARKET FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.55%
  TOTAL ANNUAL FUND                    0.65%
  OPERATING EXPENSES
  Fee Waivers                          0.00%
  NET EXPENSES/2/                      0.65%

1 Includes expenses payable to affiliates of Wells Fargo & Company.


2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.


Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                $66
   3 Years              $208
   5 Years              $362
  10 Years              $810

10 NATIONAL TAX-FREE MONEY MARKET FUND

TREASURY PLUS MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

FUND INCEPTION:
10/1/1985
CLASS A
Ticker: PIVXX

INVESTMENT OBJECTIVE
The Treasury Plus Money Market Fund seeks current income, while preserving capital and liquidity.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS


Under normal circumstances, we invest exclusively in high-quality, short-term money market instruments that consist of U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations.


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES


We actively manage a portfolio of short-term obligations issued by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury obligations.



Our security selection is based on several factors, including yield and maturity, while taking into account the Fund's overall level of liquidity and average maturity.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk

   o  Debt Securities Risk

   o  Issuer Risk

   o  Leverage Risk

   o  Management Risk

   o  Market Risk

   o  Money Market Fund Risk

   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                              TREASURY PLUS MONEY MARKET FUND 11

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. Please remember that past performance is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                 CALENDAR YEAR RETURNS FOR CLASS A/1/
                         AS OF 12/31 EACH YEAR
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
4.87%   4.41%   5.66%   3.51%   1.20%   0.53%   0.68%   2.49%   4.37%   4.36%


        BEST AND WORST QUARTER
  Best Quarter:       Q4 '00     1.48%
  Worst Quarter:      Q3 '03     0.10%


          The Fund's year-to-date performance through March 31, 2008, was 0.50%. To obtain a current 7-day yield for the Fund call toll-free 1-800-222-8222.



 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2007            1 YEAR       5 YEARS       10 YEARS
 CLASS A/1/                        4.36%        2.47%          3.19%


1 Class A shares incepted on July 28, 2003. Performance shown prior to the inception of the Class A shares reflects the performance of the Service Class shares, adjusted to reflect Class A expenses.

12 TREASURY PLUS MONEY MARKET FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees                      0.10%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/1/                    0.55%
  TOTAL ANNUAL FUND                    0.65%
  OPERATING EXPENSES
  Fee Waivers                          0.00%
  NET EXPENSES/2/                      0.65%

1 Includes expenses payable to affiliates of Wells Fargo & Company.


2 The adviser has committed through June 30, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;

   o Your investment has a 5% return each year;

   o You reinvest all distributions; and

   o The Fund's operating expenses remain the same.


Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year                $66
   3 Years              $208
   5 Years              $362
  10 Years              $810

                                              TREASURY PLUS MONEY MARKET FUND 13

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.



CALIFORNIA MUNICIPAL  Events in California are likely to affect a Fund's investments in California municipal securities.
SECURITIES RISK       Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, housing and construction, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities.

COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contract obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

ISSUER RISK           The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

LEVERAGE RISK         Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

MANAGEMENT RISK       We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.


14 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MARKET RISK                The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. It may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.

MONEY MARKET FUND RISK     Although each Fund seeks to maintain the value of your investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a
                           Fund. Generally, short-term funds such as money market funds do not earn as high a level of income as funds that invest in longer-term instruments. Because the Funds invest in short-
                           term instruments, the Fund's dividend yields may be low when short-term market interest rates are low.

MUNICIPAL SECURITIES RISK  Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. A Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation may affect the others. For example, a Fund may own different obligations that pay interest based on the revenue of similar projects.
                           Although the Funds strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal AMT for certain of the Funds, some income earned by Fund investments may be subject to such taxes. The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by a Fund. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.

NON-DIVERSIFICATION RISK   Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A
                           "diversified" investment company is required by the 1940 Act, generally, with respect to 75%
                           of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)

REGULATORY RISK            Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.


                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 15

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------


A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.


16 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER


Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended August 31, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 17

THE SUB-ADVISER
The following sub-adviser performs day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds.
--------------------------------------------------------------------------------


WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Funds. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.


18 ORGANIZATION AND MANAGEMENT OF THE FUNDS

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



SHAREHOLDER SERVICING PLAN


The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS


In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 19

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day. To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. We determine the NAV of the Treasury Plus Money Market Fund at 5:00 p.m. (ET), and of the California Tax-Free Money Market Fund and National Tax-Free Money Market Fund at 4:00 p.m.
(ET). If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Requests the transfer agent receives in proper form before these times are processed the same day. Requests the transfer agent receives after these times are processed the next business day. Information on the timing of dividend accrual in connection with a purchase or a redemption of shares is referenced in the How to Buy Shares and How to Sell Shares sections on the following pages.

Each Fund's assets are valued using the amortized cost method, in accordance with Rule 2a-7 under the 1940 Act. See the Statement of Additional Information for further disclosure.


20 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:


   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)


                                                       HOW TO OPEN AN ACCOUNT 21

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.


 MINIMUM INVESTMENTS         INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------- -------------------------------------------------- --------------------------------------
 Regular accounts             $1,000                                             $100
 IRAs, IRA rollovers, Roth      $250                                             $100
  IRAs
 UGMA/UTMA accounts              $50                                              $50
 Employer Sponsored           no minimum                                         no minimum
  Retirement
 Plans
 BUYING SHARES               OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------- -------------------------------------------------- --------------------------------------
 Through Your Investment     Contact your investment representative             Contact your investment
                            --------------------------------------------------
 Representative                                                                representative
---------------------------                                                    ------
 By Mail                     o Complete and sign your account                   o Enclose a voided check (for
---------------------------
                            application.                                       checking accounts) or a deposit
                            o Mail the application with your check made        slip (savings accounts).
                            payable to the Fund to Investor Services at:       Alternatively, include a note
                                              REGULAR MAIL                     with your name, the Fund name,
                            --------------------------------------------------
                                      WELLS FARGO ADVANTAGE FUNDS              and your account number.
                                             P.O. Box 8266                     o Mail the deposit slip or note
                                         Boston, MA 02266-8266                 with your check made payable
                                                                               to the Fund to the address on
                                             OVERNIGHT ONLY
                            --------------------------------------------------
                                                                               the left.
                                                                               --------------------------------------
                                      WELLS FARGO ADVANTAGE FUNDS
                                          c/o Boston Financial
                                              30 Dan Road
                                         Canton, MA 02021-2809
                            --------------------------------------------------
 By Telephone                A new account may not be opened by                 To buy additional shares or to buy
---------------------------
                            telephone unless you have another Wells            shares of a new Fund call:
                            Fargo Advantage Fund account with your             o Investor Services at
                            bank information on file. If you do not            1-800-222-8222 or
                            currently have an account, refer to the section    o 1-800-368-7550 for the
                            on buying shares by mail or wire.                  automated phone system
                            -------------------------------------------------- --------------------------------------
 In Person                   Investors are welcome to visit the Investor        See instructions shown to the left.
---------------------------                                                    --------------------------------------
                            Center in person to ask questions or conduct
                            any Fund transaction. The Investor Center is
                            located at 100 Heritage Reserve, Menomonee
                            Falls, Wisconsin 53051.
                            --------------------------------------------------


22 HOW TO BUY SHARES

 BUYING SHARES
--------------------------------------------------------------------------------------------------------
                OPENING AN ACCOUNT                                ADDING TO AN ACCOUNT
               ------------------------------------------------- ---------------------------------------
 By Wire                                                          To buy additional shares, instruct
--------------
                o Complete, sign and mail your account
                                                                 your bank or financial institution to
               application (refer to the section on buying
                                                                 use the same wire instructions
               shares by mail)
                                                                 shown to the left.
                                                                 --------------------------------------
               o Provide the following instructions to your
               financial institution:
               State Street Bank & Trust
               Boston, MA
               Bank Routing Number: ABA 011000028
               Wire Purchase Account: 9905-437-1
               Attention: WELLS FARGO ADVANTAGE FUNDS
               (Name of Fund, Account
               Number and any applicable
               share class)
               Account Name: Provide your
               name as registered on the
               Fund account
               -------------------------------------------------
 By Internet    The maximum initial online purchase is            o To buy additional shares or buy
--------------
               $25,000. A new account may not be opened          shares of a new Fund, visit our
               by Internet unless you have another Wells         Web site at
               Fargo Advantage Fund account with your            www.wellsfargo.com/
               bank information on file. If you do not           advantagefunds.
               currently have an account, refer to the section
                                                                 o Subsequent online purchases
               on buying shares by mail or wire.
               -------------------------------------------------
                                                                 have a minimum of $100 and a
                                                                 maximum of $100,000. You may
                                                                 be eligible for an exception to
                                                                 this maximum. Please call
                                                                 Investor Services at 1-800-222-
                                                                 8222 for more information.
                                                                 --------------------------------------

GENERAL NOTES FOR BUYING SHARES

   o PROPER FORM. If the transfer agent receives your application in proper order before the Fund's NAV is calculated, your transactions will be priced at that day's NAV. If your application is received after the Fund's NAV is calculated, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. Shares begin earning dividends after the transfer agent receives your purchase order in proper form and the purchase amount is received by the Fund's custodian.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks. It is expected that purchases in the form of investment checks do not accrue dividends until the next business day after receipt.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid. In the event that your purchase amount is not received by the close of the Federal Funds wire for purchases by wire or Electronic Funds Transfer, we reserve the right to hold you responsible for any losses, expenses or fees incurred by the Fund, its transfer agent or its custodian.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

                                                            HOW TO BUY SHARES 23

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $50 if you sign up for at least a $50 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, you may make reduced subsequent purchases for a minimum of $50 a month through an automatic investment plan. We may waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and applications for the program through which you intend to invest.


   o EARNINGS DISTRIBUTIONS. Shares begin earning dividends after the transfer agent receives your purchase order in proper form and the purchase amount is received by the Fund's custodian. Assuming the purchase amount is received by the Fund's custodian no later than the close of the Federal Funds Wire, which is normally 6:00p.m. (ET), dividends will accrue as follows:

 IF A PROPER ORDER IS
  RECEIVED:                    DIVIDENDS BEGIN TO ACCRUE:
  National Tax-Free Money
  Market
  California Tax-Free Money
  Market
  o By 12:00 p.m. (ET)         Same Business Day
  o After 12:00 p.m. (ET)      Next Business Day
----------------------------- -----------------------------
  Treasury Plus Money Market
  o By 5:00 p.m. (ET)          Same Business Day
  o After 5:00 p.m. (ET)       Next Business Day

----------------------------- -----------------------------

24 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES            TO SELL SOME OR ALL OF YOUR SHARES
------------------------- ----------------------------------------------------------------------
 Minimum Redemption        $100 (or remainder of account balance)
------------------------- ---------------------------------------------------------------------
 Through Your Investment   Contact your investment representative
------------------------- ----------------------------------------------------------------------
  Representative
-------------------------
 By Mail                   o Send a Letter of Instruction providing your name, account
-------------------------
                          number, the Fund from which you wish to redeem and the
                          dollar amount you wish to receive (or write "Full Redemption"
                          to redeem your remaining account balance) to the address
                          below.
                          o Make sure all account owners sign the request exactly as their names appear on the account application.
                          o  A medallion guarantee may be required under certain
                          circumstances (see "General Notes for Selling Shares").
                                                      REGULAR MAIL
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                          ----------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                  c/o Boston Financial
                                                       30 Dan Road
                                                  Canton, MA 02021-2809
                          ----------------------------------------------------------------------
 By Wire                   o To arrange for a Federal Funds wire, call 1-800-222-8222.
-------------------------
                          o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                          o We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so. Please contact your bank to verify any charges that it may assess for an incoming wire transfer.
                          ----------------------------------------------------------------------
 By Internet               Visit our Web site at www.wellsfargo.com/advantagefunds.
-------------------------
                          Redemptions requested on-line are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
                          ----------------------------------------------------------------------
 In Person                 Investors are welcome to visit the Investor Center in person to ask
-------------------------
                          questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                          53051.
                          -----


                                                           HOW TO SELL SHARES 25

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /              o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer  use the automated phone system 1-800-368-7550.
(EFT)
                            o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                            application or subsequently in writing.

                            o Redemption requests may not be made by phone if the
                            address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).

                            o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                            or transferred to a linked bank account.

                            o Transfers made to a Wells Fargo Bank account are made
                            available sooner than transfers to an unaffiliated institution.

                            o Redemptions processed by EFT to a linked Wells Fargo Bank account, and received by the deadlines listed in the
                            "Redemption Orders" section below, will occur same day for
                            Wells Fargo Advantage money market funds.

                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.

                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.

--------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.


   o RIGHT TO DELAY PAYMENT. For the California Tax-Free Money Market Fund and the National Tax-Free Money Market Fund, we can delay the payment of a redemption for up to seven days. We may delay the payment of a redemption for longer than seven days under extraordinary circumstances. For the Treasury Plus Money Market Fund, we can delay the payment of a redemption for longer than one day if there is a non-routine closure of the Fedwire or Federal Reserve Bank or under extraordinary circumstances.

     We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


26 HOW TO SELL SHARES

     Under the extraordinary circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than one day for the Treasury Plus Money Market Fund, and for longer than seven days for the California Tax-Free Money Market Fund and the National Tax-Free Money Market Fund. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.


   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

   o PAYMENT OF DIVIDENDS. Requests for redemption proceeds by check or Electronic Funds Transfer that are received in proper form will be sent out by the next business day after receipt and will earn a dividend until the day such proceeds are sent.

   o REDEMPTION ORDERS. Wire redemptions will be processed and earn dividends as listed in the table below.

 IF A PROPER ORDER IS
  RECEIVED:                    PROCEEDS WIRED                 DIVIDENDS
---------                     ------------------------------ ------------------------------
 National Tax-Free Money
  Market
 California Tax-Free Money
  Market
 o By 12:00 p.m. (ET)          Same Business Day              Not earned on day of request
 o After 12:00 p.m. (ET)       Next Business Day              Earned on day of request
----------------------------- ------------------------------ ------------------------------
 Treasury Plus Money Market
 o By 5:00 p.m. (ET)           Same Business Day              Not earned on day of request
 o After 5:00 p.m. (ET)        Next Business Day              Earned on day of request

----------------------------- ------------------------------ ------------------------------

                                                           HOW TO SELL SHARES 27

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).

o An exchange request will be processed on the same business day, provided that both Funds are open at the same time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o If you exchange between Class A shares of a money market Fund and Class A shares of a non-money market Fund, you will buy shares at the Public Offering Price (POP) of the new Fund unless you are otherwise eligible to buy shares at NAV.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASE AND REDEMPTION OF FUND SHARES

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders by increasing expenses or lowering returns. However, money market funds, which are typically utilized by investors for cash management purposes and invest in highly liquid securities, are not as susceptible to these negative effects as non-money market Funds. Moreover, because all money market Funds typically maintain a $1.00 net asset value, there is no significant financial incentive for an investor to attempt to market time investments into a money market Fund.


Although the policies adopted by the Funds do not prohibit frequent trading between money market Funds, Funds Management will seek to prevent an investor from utilizing a money market Fund to facilitate frequent purchases and redemptions of shares in non-money market Funds. If Funds Management determines that an investor has engaged in timing activities in contravention of the Fund's policies (as described in the prospectus for the non-money market Fund), Funds Management will prevent such investor from investing in the non-money market Fund for a period of 30 calendar days.


28 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 29

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds declare distributions of any net investment income daily, and make such distributions monthly. The Funds make distributions of any realized net capital gains annually. Your distributions will be automatically reinvested in additional shares, unless your Institution directs otherwise. Your other options are to receive checks for these payments, have them automatically invested in the same class of another Wells Fargo Advantage Fund, or have them deposited into your bank account. With the check payment option, if checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested. To change the current option for payment of distributions, please contact your Institution.

30 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal and California income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. It is intended that distributions of the California Tax-Free Money Market Fund's and National Tax-Free Money Market Fund's net interest income from municipal obligations generally will not be subject to federal income tax, although a portion of such distributions could be subject to the federal AMT. It is intended that distributions of the California Tax-Free Money Market Fund's net interest income from California state and municipal obligations generally will not be subject to California individual income tax. Distributions of ordinary income from the California Tax-Free Money Market Fund and the National Tax-Free Money Market Fund attributable to other sources, if any, and of ordinary income from the Treasury Plus Money Market Fund attributable to all sources, if any, generally will be taxable to you as ordinary income.

Although the Funds do not expect to realize any capital gain, distributions of a Fund's net short-term capital gain, if any, generally will be taxable to you as ordinary income and distributions of a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income. In general, distributions also will not qualify for reductions in federal income taxation of dividends payable to individuals from certain domestic and foreign corporations.

To the extent a distribution from a Fund is taxable, such distributions generally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

As long as a Fund continually maintains a $1.00 NAV, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your Fund shares.

                                                                        TAXES 31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period. The information, along with the report of an independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual report, a copy of which is available upon request.


CALIFORNIA TAX-FREE MONEY MARKET FUND
CLASS A SHARES - COMMENCED ON JANUARY 1, 1992
For a share outstanding throughout each period


                                  FEB. 29,     FEB. 28,     FEB. 28,     MARCH 31,    MARCH 31,    MARCH 31,
 FOR THE PERIOD ENDED:              2008         2007       2006/2/        2005         2004         2003
 NET ASSET VALUE, BEGINNING          $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
  OF PERIOD INCOME FROM
  INVESTMENT OPERATIONS:
  Net investment income (loss)        0.03         0.03         0.02         0.01         0.00         0.01
  Net realized and unrealized
   gain (loss) on investments        (0.00)        0.00         0.00         0.00         0.00         0.00
                                    ------       ------       ------       ------       ------       ------
  Total from investment               0.03         0.03         0.02         0.01         0.00         0.01
                                    ------       ------       ------       ------       ------       ------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.03)       (0.03)       (0.02)       (0.01)        0.00        (0.01)
  Distributions from net              0.00         0.00         0.00         0.00         0.00         0.00
                                    ------       ------       ------       ------       ------       ------
  realized gain
  Total distributions                (0.03)       (0.03)       (0.02)       (0.01)        0.00        (0.01)
                                    ------       ------       ------       ------       ------       ------
 NET ASSET VALUE, END OF PERIOD      $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                    ======       ======       ======       ======       ======       ======
 TOTAL RETURN/1/                      2.85%        2.85%        1.85%        0.79%        0.36%        0.73%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period      $3,837,463   $3,064,445   $2,552,430   $2,423,170   $2,262,957   $2,357,684
  (000s)
  Ratio of net investment
   income (loss) to average net
   assets/3/                          2.79%        2.81%        2.01%        0.78%        0.36%        0.72%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                        0.83%        0.84%        0.84%        0.84%        0.85%        0.77%
  Waived fees and reimbursed         (0.18)%      (0.19)%      (0.19)%      (0.19)%      (0.20)%      (0.12)%
  expenses/3/
  Ratio of expenses to average
   net assets after waived fees
   and reimbursed expenses/3/         0.65%        0.65%        0.65%        0.65%        0.65%        0.65%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2 The Fund changed its fiscal year-end from March 31 to February 28.


3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.


32 FINANCIAL HIGHLIGHTS

NATIONAL TAX-FREE MONEY MARKET FUND
CLASS A SHARES - COMMENCED ON JULY 28, 2003
For a share outstanding throughout each period


                                     FEB. 29,     FEB. 28,       FEB. 28,     MARCH 31,    MARCH 31,
 FOR THE PERIOD ENDED:                2008         2007          2006/3/       2005         2004
 NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $1.00      $1.00           $1.00        $1.00        $1.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.03       0.03            0.02         0.01         0.00
  Net realized and unrealized gain
   (loss)on investments                  (0.00)      0.00            0.00         0.00         0.00
                                       -------    -------         -------      -------      -------
  Total from investment operations        0.03       0.03            0.02         0.01         0.00
                                       -------    -------         -------      -------      -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.03)     (0.03)          (0.02)       (0.01)        0.00
  Distributions from net realized
   gain                                   0.00       0.00            0.00         0.00         0.00
                                       -------    -------         -------      -------      -------
  Total distributions                    (0.03)     (0.03)          (0.02)       (0.01)        0.00
                                       -------    -------         -------      -------      -------
 NET ASSET VALUE, END OF PERIOD          $1.00      $1.00           $1.00        $1.00        $1.00
                                       =======    =======         =======      =======      =======
 TOTAL RETURN/1/                          2.91%      2.92%           1.89%        0.82%        0.25%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)  $1,562,483   $1,164,801     $1,001,084    $712,405     $621,663
  Ratio of net investment income
   (loss) to average net assets/2/        2.86%      2.89%           2.07%        0.80%        0.37%
  Ratio of expenses to average
   net assets prior to waived fees
   and reimbursed expenses/2/             0.65%      0.65%           0.66%        0.65%        0.65%
  Waived fees and reimbursed
   expenses/2/                            0.00%      0.00%/4/       (0.01)%       0.00%        0.00%
  Ratio of expenses to average net
   assets after waived fees and
   reimbursed expenses/2/                 0.65%      0.65%           0.65%        0.65%        0.65%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.


2 During certain periods, various fees and expenses were waived and reimbursed, as indicated. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and reimbursements.


3 The Fund changed its fiscal year-end from March 31 to February 28. 4 Amount calculated is less than $0.005.

                                                         FINANCIAL HIGHLIGHTS 33

TREASURY PLUS MONEY MARKET FUND
CLASS A SHARES - COMMENCED ON JULY 28, 2003
For a share outstanding throughout each period


                                     FEB. 29,     FEB. 28,       FEB. 28,       MARCH 31,     MARCH 31,
 FOR THE PERIOD ENDED:                2008         2007          2006/3/         2005          2004
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                 $1.00      $1.00            $1.00         $1.00         $1.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.04       0.04             0.03          0.01          0.00
  Net realized and unrealized gain
   (loss) on investments                 (0.00)      0.00             0.00          0.00          0.00
                                       -------    -------          -------       -------       -------
  Total from investment operations        0.04       0.04             0.03          0.01          0.00
                                       -------    -------          -------       -------       -------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                (0.04)     (0.04)           (0.03)        (0.01)         0.00
  Distributions from net realized
   gain                                   0.00       0.00             0.00          0.00          0.00
                                       -------    -------          -------       -------       -------
  Total distributions                    (0.04)     (0.04)           (0.03)        (0.01)         0.00
                                       -------    -------          -------       -------       -------
 NET ASSET VALUE, END OF PERIOD          $1.00      $1.00            $1.00         $1.00         $1.00
                                       =======    =======          =======       =======       =======
 TOTAL RETURN/1/                          3.99%      4.54%            2.64%         1.02%         0.26%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)  $2,636,076   $2,891,708     $2,773,558     $2,496,955    $2,457,864
  Ratio of net investment income
   (loss) to average net assets/2/        3.95%      4.46%            2.87%         1.02%         0.39%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed expenses/2/        0.65%      0.65%            0.65%         0.66%         0.66%
  Waived fees and reimbursed
   expenses/2/                            0.00%      0.00%/4/         0.00%        (0.01)%       (0.01)%
  Ratio of expenses to average
   net assets after waived fees
   and reimbursed expenses/2/             0.65%      0.65%            0.65%         0.65%         0.65%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

2 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3 The Fund changed its fiscal year-end from March 31 to February 28.

4 Amount calculated is less than $0.005.
^

34 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            078MMCM/P1213 (7-08)
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

                      STATEMENT OF ADDITIONAL INFORMATION


                                  July 1, 2008


                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

               WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND
                WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND

CLASS A, CLASS B, CLASS C, ADMINISTRATOR CLASS, INSTITUTIONAL CLASS AND
                                 INVESTOR CLASS


     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about ten series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class B shares of the Target Today, Target 2010, Target 2020, Target 2030, and Target 2040 Funds are closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS, subject to the limitations described in each Fund's prospectus. Class A and Class C shares of the Target Today, Target 2010, Target 2020, Target 2030, and Target 2040 Funds are closed to new investors. Please see the Class A, Class B and Class C shares' prospectus for further details. For the Target Today Fund, Target 2010 Fund, Target 2020 Fund, Target 2030 Fund, and Target 2040 Fund, prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.


FUNDS                 CLASSES A, B, C   ADMINISTRATOR CLASS   INSTITUTIONAL CLASS   INVESTOR CLASS
 Target Today Fund           o                   o                     o                  o
 Target 2010 Fund            o                   o                     o                  o
 Target 2015 Fund                                o                     o                  o
 Target 2020 Fund            o                   o                     o                  o
 Target 2025 Fund                                o                     o                  o
 Target 2030 Fund            o                   o                     o                  o
 Target 2035 Fund                                o                     o                  o
 Target 2040 Fund            o                   o                     o                  o
 Target 2045 Fund                                o                     o                  o
 Target 2050 Fund                                o                     o                  o


     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated July 1, 2008. The audited financial statements for the Target Today, Target 2010, Target 2015, Target 2020, Target 2025, Target 2030, Target 2035, Target 2040, Target 2045, and Target 2050 Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended February 29, 2008, are hereby incorporated by reference to the Target Today, Target 2010, Target 2015, Target 2020, Target 2025, Target 2030, Target 2035, Target 2040, Target 2045, and Target 2050 Funds' Annual Report. The Prospectuses and Annual Report may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.
DJTS/FASAI07 (7-08)

                              TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     2
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     3
MANAGEMENT                                                              22
 Trustees and Officers                                                  22
 Investment Adviser                                                     25
 Investment Sub-Adviser                                                 27
 Portfolio Managers                                                     29
 Administrator                                                          32
 Distributor                                                            35
DISTRIBUTION FEES                                                       36
 Shareholder Servicing Agent                                            36
 Custodian                                                              37
 Fund Accountant                                                        37
 Transfer and Distribution Disbursing Agent                             37
 Underwriting Commissions                                               37
 Code of Ethics                                                         38
DETERMINATION OF NET ASSET VALUE                                        39
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          39
PORTFOLIO TRANSACTIONS                                                  43
FUND EXPENSES                                                           45
FEDERAL INCOME TAXES                                                    45
PROXY VOTING POLICIES AND PROCEDURES                                    53
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       54
CAPITAL STOCK                                                           56
OTHER INFORMATION                                                       66
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           66
FINANCIAL INFORMATION                                                   66
APPENDIX A                                                             A-1
APPENDIX B                                                             B-1

                          HISTORICAL FUND INFORMATION

     Some of the Funds described in this SAI were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian") and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex following the merger of the advisers' parent companies. On March 25, 1999, the Board of Trustees of Stagecoach Trust and the Board of Trustees of the Trust (the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Stagecoach Trust portfolios to the Funds (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.


     The Target Today, Target 2010, Target 2020, Target 2030, and Target 2040 Funds were originally named the "LifePath Funds." Effective May 1, 2001, the Funds listed in the table below were renamed the "Outlook Funds," and effective June 26, 2006, the Funds were renamed the "Target Date Funds" as follows:



ORIGINAL NAME               NAME EFFECTIVE MAY 1, 2001   NAME EFFECTIVE JUNE 26, 2006
--------------------------- ---------------------------- -----------------------------
LifePath Opportunity Fund   Outlook Today Fund           Target Today Fund
LifePath 2010 Fund          Outlook 2010 Fund            Target 2010 Fund
LifePath 2020 Fund          Outlook 2020 Fund            Target 2020 Fund
LifePath 2030 Fund          Outlook 2030 Fund            Target 2030 Fund
LifePath 2040 Fund          Outlook 2040 Fund            Target 2040 Fund



     Effective June 23, 2001, each of these Funds withdrew its investment from its respective Barclays Global Fund Advisors ("BGFA")-advised master portfolio, and converted into a stand-alone Fund investing directly in a portfolio of securities. At that time, BGFA became the direct investment adviser to each stand-alone Fund pursuant to an interim advisory agreement, and was entitled to receive fees at the same annual rates as were applicable under the advisory contract with each BGFA-advised Master Portfolio. At the special meetings of shareholders held on October 19, 2001, shareholders approved investment advisory and sub-advisory arrangements, with Wells Fargo Funds Management, LLC ("Funds Management" or "WFFM") as adviser and BGFA as sub-adviser.

     Effective June 26, 2006, these Funds were converted to gateway funds in a MASTER/GATEWAY (Reg. TM) structure. In this structure, a gateway fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust ("Master Trust") or other stand-alone funds of Wells Fargo Advantage Funds whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. At the special meeting of shareholders held June 12, 2006, and subsequent adjournments on June 20, 2006, June 23, 2006, shareholders approved investment sub-advisory arrangements with Global Index Advisors, Inc. ("Global Index Advisors" or "GIA"). The sub-advisory arrangements with BGFA terminated upon the conversion of the Funds to gateway funds.


     The Target Today, Target 2010, Target 2020, Target 2030 and Target 2040 Funds commenced operations on November 8, 1999, as successors to the LifePath Funds of Stagecoach Trust. The predecessor Stagecoach Trust LifePath Funds offered Class A, Class B, and Class C shares. The Class B shares of the LifePath Opportunity Fund commenced operations on August 1, 1998, and the Class C shares of the LifePath 2040 Fund commenced operations on July 1, 1998. The Class B shares of all other LifePath Funds commenced operations on March 1, 1997. The Class C shares of all other LifePath Funds commenced operations on December 1, 1998. The Administrator Class shares commenced operations on November 8, 1999, the Institutional Class shares commenced operations on June 30, 2004, and the Investor Class shares commenced operations on January 31, 2007. Prior to June 24, 1998, the LifePath Opportunity Fund of Stagecoach Trust was named the LifePath 2000 Fund. The Target 2015, Target 2025, Target 2035, Target 2045 and Target 2050 Funds commenced operations on June 29, 2007.


     Throughout this SAI, the WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND/SM/ is referred to as the Target Today Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND/SM/ is referred to as the Target 2010 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND/SM/ is referred to as the Target 2015 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND/SM/ is referred to as the Target 2020 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND/SM/ is referred to as the Target 2025 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND/SM/ is referred to as the Target 2030 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND/SM/ is referred to as the Target 2035 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND/SM/ is referred to as the Target 2040 Fund; the WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND/SM/ is referred to as the Target 2045 Fund; and the WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND/SM/ is referred to as the Target 2050 Fund.


     THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES. DOW JONES MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUNDS PARTICULARLY. DOW JONES' ONLY RELATIONSHIP TO THE LICENSEE IS THE LICENSING OF CERTAIN TRADEMARKS, TRADE NAMES AND SERVICE MARKS OF DOW JONES AND OF THE DOW JONES TARGET DATE INDEXES/SM/, WHICH IS

DETERMINED, COMPOSED AND CALCULATED BY DOW JONES WITHOUT REGARD TO GIA, FUNDS MANAGEMENT, OR THE FUNDS. DOW JONES HAS NO OBLIGATION TO TAKE THE NEEDS OF GIA, FUNDS MANAGEMENT OR THE OWNERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE DOW JONES TARGET DATE INDEXES/SM/. DOW JONES IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUNDS ARE TO BE CONVERTED INTO CASH. DOW JONES HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUNDS.

     DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES TARGET DATE INDEXES/SM/, OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY GIA, FUNDS MANAGEMENT, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES TARGET DATE INDEXES/SM/, OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES TARGET DATE INDEXES/SM/, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND GIA, OR FUNDS MANAGEMENT.

Fundamental Investment Policies
-------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;


     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or


     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
-----------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.


     (3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.


     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     General
     -------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS


     Set forth below are descriptions of permitted investment activities for the Funds and certain of their associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Funds described in this SAI are gateway blended Funds that invest in two or more master portfolios. References to the activities of a gateway blended Fund are understood to refer to the investments of the master portfolios in which the gateway blended Fund invests. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in a Prospectus, the Fund under normal circumstances will not invest more than 15% of its assets in the security type.


DEBT SECURITIES
----------------

Asset-Backed Securities
-----------------------


     Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security in its related securitization transaction will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets in securitization transactions in which asset-backed securities are issued include consumer loans or receivables, home equity loans, automobile loans or leases, timeshares, and other types of receivables or assets.

     While each asset-backed security is issued with a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying pool of assets in a securitization. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities from the securitization to pay-down in full prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates.

     Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often subject to some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

     In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectus(es), asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.


Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds
-----

     A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

Corporate Debt Securities.
--------------------------

     Certain of the debt instruments purchased by the Funds may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).


     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain corporate debt securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Corporate debt securities which are rated "Baa" by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix.

Commercial Paper
----------------


     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

     ASSET-BACKED COMMERCIAL PAPER. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the value of or return on an investment in an asset-backed commercial paper security.


Convertible Securities
----------------------

     Investing in convertible securities that have a strong earnings and credit record may provide current income. A Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.


Fixed-Income Securities
------------------------

     Interest-bearing securities are investments which promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated "BBB" by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of Fitch, Moody's and S&P are more fully described in Appendix A.


Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bondsand certificates of participation in such obligations. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

High Yield Securities
----------------------

     High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.


     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Fund's ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and
(ii) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.


     Although the general market for high yield debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Mortgage-Related Securities
----------------------------


     MORTGAGE-BACKED SECURITIES ("MBS"). Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see "Asset-Backed Securities" section) and represent interests in "pools" of underlying residential mortgage loans that serve as collateral for such securities. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying residential mortgage loans are effectively "passed through" to the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments.

     The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgage-backed securities will affect the yield of each such security. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the mortgage-backed securities issued in such securitizations to a lower rate of return and require reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium, but is backed by underlying mortgage loans that are subject to prepayment, if prepayments are made on such underlying collateral, then the value of the premium effectively would be lost or reduced.

     Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as quickly as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) may be backed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities ("ARMs") and mortgage participation certificates are the primary types of mortgage-backed securities utilized by the Funds.

     CMOS. CMOs are debt obligations that may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") or Federal National Mortgage Association ("FNMA" or "Fannie Mae"). Each CMO is structured so that multiple classes of securities are issued from such CMO, with each class bearing a different stated maturity. Payments of principal on the underlying securities, including prepayments, are first "passed through" to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS include securities that are secured by mortgage loans on commercial real property. In terms of total outstanding principal amount of issues, the CMBS market is relatively small compared to the market for residential mortgage-backed securities. However, demand for CMBS and the volume of CMBS in the marketplace has increased significantly during the past few years. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, such as office buildings, hotels, and shopping malls. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a commercial property to attract and retain tenants. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

     ADJUSTABLE RATE MORTGAGES ("ARMS"). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. As an issuer of mortgage-backed securities, including ARMs, FNMA also guarantees full and timely payment of both interest and principal on such securities. Similarly, FHLMC guarantees full and timely payment of both interest and principal on the ARMs it issues. Neither FNMA nor FHLMC ARMs are backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, their respective securities are generally considered to be high-quality investments that present minimal credit risks. The mortgage loans underlying ARMs guaranteed by GNMA are typically federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"), whereas the underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.


     ARMs are also offered by private issuers. These securities generally offer a higher rate of return in the form of interest payments, but because they offer no direct or indirect governmental guarantees, they also involve greater credit and interest rate risk than U.S. Government agency issued-ARMs. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

     MORTGAGE PARTICIPATION CERTIFICATES. Mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. PCs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     OTHER MORTGAGE-BACKED SECURITIES. As new types of mortgage-backed securities are developed and offered to investors, the adviser will, consistent with each Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of mortgage-backed securities.

     CREDIT RISK. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, or any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (I.E., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

     INTEREST RATE RISK. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities resulting from actual or anticipated fluctuations in market interest rates. The net asset value of each Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Funds or if the Funds sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.


Municipal Bonds
---------------

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.

     Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.


     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's federal alternative minimum taxable income. Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     TAXABLE MUNICIPAL OBLIGATIONS. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Municipal Notes
----------------

     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (I.E., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (I.E., market risk).

Pass-Through Obligations
-------------------------

     The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the GNMA) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as FNMA or FHLMC) or bonds collateralized by any of the foregoing.

Synthetic Convertible Securities
--------------------------------

     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments
-------------------

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the Appendix to this SAI.

U.S. Government Obligations
---------------------------


     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, does not buy or sell loans or issue mortgage-backed securities, but is the only entity authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on mortgage-backed securities issued by institutions approved by GNMA and backed by pools of mortgages federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"). Other guarantors or issuers of loans eligible as collateral for Ginnie Mae MBS include the Department of Agriculture's Rural Housing Service ("RHS") and the Department of Housing and Urban Development's Office of Public and Indian Housing ("PIH"). Examples of U.S. Government agencies or government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

     FNMA issues MBS, and guarantees that investors will receive timely principal and interest payments. Such guarantees are not backed by the full faith and credit of the U.S. Government. Similarly, FHLMC funds its purchases of mortgages from lending institutions through the use of securitization-based financing. While FHLMC issues guarantees of payment of principal and interest on all securities issued in its MBS securitizations, such guarantees are not backed by the full faith and credit of the U.S. Government.

     If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


DERIVATIVES
-----------

Derivative Securities
---------------------


     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

     A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Futures and Options Contracts
-----------------------------


     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (I.E., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (I.E., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.


     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.


     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.


     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.


     Below is a description of some of the types of futures and options in which the Funds may invest.

     STOCK INDEX OPTIONS. A Fund may purchase and write (I.E., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.


     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.


     FOREIGN CURRENCY FUTURES CONTRACTS. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.


FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
--------------------------------------------

Emerging Market Securities
--------------------------


     The Funds consider countries with emerging markets to include the following: (i) countries included in the MSCI Emerging Markets Index; and (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank). Additionally, the Funds consider the following countries to have emerging markets: Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey, and Venezuela. The Funds consider emerging market securities to be securities: (i) issued by companies with their principal place of business or principal office in an emerging market country; or (ii) issued by companies for which the principal securities trading market is an emerging market country. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.


     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

Foreign Government Securities
-----------------------------

     Foreign government securities investments include the securities of "supranational" organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the adviser believes that the securities do not present risks inconsistent with a Fund's investment objective.

Foreign Obligations and Securities
-----------------------------------


     The Funds consider equity securities of foreign issuers (or foreign securities) to be securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Fund's value more sensitive to economic, currency and regulatory changes within that country.

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.


     Foreign securities include, among others, American Depositary Receipts
(ADRs) and similar investments, including Canadian Depositary Receipts (CDRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.

     These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.


     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.


     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Fund intends to purchase. If it is anticipated that exchange rates will rise, a Fund may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its investments in foreign currency transactions. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Participation Notes
-------------------

     The Funds may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.


     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

EQUITY SECURITIES
-----------------

     The following equity securities may be purchased by a Fund to the extent such purchase is permitted by its investment objective and strategies.

Smaller Company Securities
--------------------------

     Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

OTHER INVESTMENTS AND TECHNIQUES
---------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Funding Agreements
------------------

     A Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See the section entitled "Illiquid Securities").

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities
-----------------------------


     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(iii) the Fund will receive any interest or distributions paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     For lending its securities, a Fund will earn either a fee payable by the borrower on loans that are collateralized by U.S. Government securities or a letter of credit, or income on instruments purchased with cash collateral (after payment of a "broker rebate fee" to the borrower). Cash collateral is invested on behalf of the Fund by the Securities Lending Agent in high-quality, U.S. dollar-denominated short-term money market instruments that have been evaluated and approved by the Funds' investment adviser and are permissible investments for a Fund. Cash collateral is invested on behalf of a Fund in a manner similar to the Funds' investment of its cash reserves and the Fund bears the gains and losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Loans of securities also involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, loans may be called at any time and generally will be called if a material event affecting the investment is to occur so that securities may be voted by the Fund.

     Each lending Fund pays a portion of the net interest or fees earned from securities lending to a securities lending agent. Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Securities Lending Agent may make payments to borrowers and placing brokers. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor. In connection with lending securities, a Fund may pay reasonable administrative and custodial fees.

Other Investment Companies
--------------------------


     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


Privately Issued Securities
---------------------------


     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).


Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Restricted Securities
----------------------

     Certain Funds may invest in certain restricted securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities") and commercial paper issued in reliance on Section 4(2) of the 1933 Act ("4(2) Paper"). Rule 144A Securities and 4(2) Paper ("Restricted Securities") are not publicly traded, and thus the liquidity of the market for such securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Restricted Securities that are "illiquid" are subject to the Funds' policy of not investing or holding more than 10% of net assets in illiquid securities. The investment adviser, under guidelines approved by the Board, will evaluate the liquidity characteristics of each Restricted Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Restricted Security; (2) the number of dealers willing to purchase or sell the Restricted Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Restricted Security; and (4) the nature of the Restricted Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Restricted Security, the method of soliciting offers and the mechanics of transfer). In order for the adviser to determine that 4(2) Paper is liquid, the adviser must find that, in addition to satisfying the factors identified above, the following conditions are met: (1) the 4(2) Paper must not be traded flat or be in default as to principal or interest; and (2) the 4(2) Paper must be rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO rates the 4(2) Paper, by that NRSRO; or if the 4(2) Paper is unrated, the Board must have determined that the security is of equivalent quality.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------


     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until a Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Fund's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.


     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.


     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.


Variable Rate and Amount Master Notes
-------------------------------------

     Certain Funds may invest in variable amount master demand notes, obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and the Funds whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

     Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities
-------------------------------------------------------

     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.


     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of, as of July 1, 2008, 148 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.


     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.


                             POSITION HELD                                                                        OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                              REGISTRANT/                                                                          INVESTMENT
                               LENGTH OF                           PRINCIPAL OCCUPATION(S)                           COMPANY
NAME AND AGE                   SERVICE/1/                            DURING PAST 5 YEARS                          DIRECTORSHIPS
-----------------------    -----------------    -------------------------------------------------------------    --------------
  INDEPENDENT TRUSTEES
Thomas S. Goho, 65         Trustee,             Co-Director for the Calloway School of Stephens University             N/A
                           since 1987           of Wake Forest University. Prior thereto, the Thomas Goho
                                                Chair of Finance of Wake Forest University, Calloway
                                                School of Business and Accountancy, from 2006-2007 and
                                                Associate Professor of Finance from 1999-2005.
Peter G. Gordon, 65        Trustee, since       Chairman, CEO and Co-Founder of Crystal Geyser Water                   N/A
                           1998, Chairman,      Company and President of Crystal Geyser Roxane Water
                           since 2001.          Company.
Olivia Mitchell, 55        Trustee, since       Professor of Insurance and Risk Management, Wharton                    N/A
                           2006                 School, University of Pennsylvania. Director of the Boettner
                                                Center on Pensions and Retirement Research. Research
                                                Associate and Board member, Penn Aging Research Center.
                                                Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56       Trustee, since       President and CEO of Southern Minnesota Initiative                     N/A
                           1996                 Foundation, a non-profit organization since 2007 and Senior
                                                Fellow at the Humphrey Institute Policy Forum at the
                                                University of Minnesota since 1995.
Donald C. Willeke, 68      Trustee, since       Principal of the law firm of Willeke & Daniels.                        N/A
                           1996

                              POSITION HELD                                                                       OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                               REGISTRANT/                                                                         INVESTMENT
                                LENGTH OF                           PRINCIPAL OCCUPATION(S)                          COMPANY
NAME AND AGE                   SERVICE/1/                             DURING PAST 5 YEARS                         DIRECTORSHIPS
-----------------------    ------------------    ------------------------------------------------------------    --------------
  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 63        Trustee, since        Private Investor/Real Estate Developer. Prior thereto,                N/A
                           1987                  Chairman of Whitepoint Capital, LLC until 2004.
        OFFICERS
Karla M. Rabusch, 49       President, since      Executive Vice President of Wells Fargo Bank, N.A. and                N/A
                           2003                  President of Wells Fargo Funds Management, LLC since
                                                 2003. Senior Vice President and Chief Administrative
                                                 Officer of Wells Fargo Funds Management, LLC from 2001
                                                 to 2003.
Stephen Leonhardt, 49      Treasurer, since      Vice President and Manager of Fund Audit, Reporting and               N/A
                           2007                  Tax for Wells Fargo Funds Management, LLC since 2007.
                                                 From 2002 to 2004, Controller for Sungard Transaction
                                                 Networks. Chief Operating Officer for UMB Fund Services,
                                                 Inc. from 2004 to 2005. Director of Fund Administration and
                                                 SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 48       Secretary, since      Senior Vice President and Secretary of Wells Fargo Funds              N/A
                           2000; Chief           Management, LLC since 2001. Vice President and Managing
                           Legal Counsel,        Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                           since 2003
Debra Ann Early, 44        Chief                 Chief Compliance Officer of Wells Fargo Funds                         N/A
                           Compliance            Management, LLC since 2007. Chief Compliance Officer of
                           Officer, since        Parnassus Investments from July 2005 to November 2007.
                           2007                  Chief Financial Officer of Parnassus Investments from
                                                 December 2004 to November 2007. Senior Audit Manager,
                                                 PricewaterhouseCoopers LLP from October 1998 to
                                                 December 2004.


------
/1/   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.


     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met four times during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.


     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ended February 29, 2008, the Trustees received the following compensation:

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED FEBRUARY 29, 2008



                               INTERESTED TRUSTEE                              INDEPENDENT TRUSTEES
                                    J. TUCKER          THOMAS S.      PETER G.      OLIVIA S.      TIMOTHY J.      DONALD C.
FUND                                  MORSE               GOHO         GORDON        MITCHELL         PENNY         WILLEKE
Dow Jones Target Today              $  1,271           $  1,387       $  1,545      $  1,271        $  1,271       $  1,271
Dow Jones Target 2010               $  1,271           $  1,387       $  1,545      $  1,271        $  1,271       $  1,271
Dow Jones Target 2015/1/            $  1,271           $  1,387       $  1,545      $  1,271        $  1,271       $  1,271
Dow Jones Target 2020               $  1,271           $  1,387       $  1,545      $  1,271        $  1,271       $  1,271
Dow Jones Target 2025/1/            $  1,271           $  1,387       $  1,545      $  1,271        $  1,271       $  1,271
Dow Jones Target 2030               $  1,271           $  1,387       $  1,545      $  1,271        $  1,271       $  1,271
Dow Jones Target 2035/1/            $  1,271           $  1,387       $  1,545      $  1,271        $  1,271       $  1,271
Dow Jones Target 2040               $  1,271           $  1,387       $  1,545      $  1,271        $  1,271       $  1,271
Dow Jones Target 2045/1/            $  1,271           $  1,387       $  1,545      $  1,271        $  1,271       $  1,271
Dow Jones Target 2050/1/            $  1,271           $  1,387       $  1,545      $  1,271        $  1,271       $  1,271
TOTAL COMPENSATION FROM             $185,500           $202,500       $225,500      $185,500        $185,500       $185,500
THE FUND COMPLEX/2/


------

/1/   The Fund commenced operations on June 29, 2007.
/2/   Includes Trustee compensation received by other funds within the entire
       Fund Complex (consisting of 146 funds) as of the Funds' fiscal year end.

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2007, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.


                       BENEFICIAL EQUITY OWNERSHIP IN THE
                             FUNDS AND FUND COMPLEX

                     CALENDAR YEAR ENDED DECEMBER 31, 2007



                           INTERESTED
                           TRUSTEE                                          INDEPENDENT TRUSTEES
                           J. TUCKER        THOMAS S.          PETER G.         OLIVIA S.        TIMOTHY J.       DONALD C.
FUND                       MORSE            GOHO               GORDON           MITCHELL         PENNY            WILLEKE
Dow Jones Target Today     $0               $10,001-$50,000    $0               $0               $0               $0
Dow Jones Target 2010      $0               $10,001-$50,000    $0               $0               $0               $0
Dow Jones Target 2015/1/   $0               $             0    $0               $0               $0               $0
Dow Jones Target 2020      $0               $             0    $0               $0               $0               $0
Dow Jones Target 2025/1/   $0               $             0    $0               $0               $0               $0
Dow Jones Target 2030      $0               $             0    $0               $0               $0               $0
Dow Jones Target 2035/1/   $0               $             0    $0               $0               $0               $0
Dow Jones Target 2040      $0               $             0    $0               $0               $0               $0
Dow Jones Target 2045/1/   $0               $             0    $0               $0               $0               $0
Dow Jones Target 2050/1/   $0               $             0    $0               $0               $0               $0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/2/                 over $100,000     over $100,000     over $100,000    over $100,000    over $100,000    over $100,000


------
/1/   The Fund commenced operations on June 29, 2007.

/2/   Includes Trustee ownership in shares of other funds within the entire
       Fund Complex (consisting of 148 funds) as of the calendar year end.

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.



Investment Adviser
------------------


     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds.

     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

     Effective June 26, 2006, the Funds operate as gateway blended Funds that invest in two or more master portfolios of Master Trust and have both active and dormant advisory arrangements at the gateway level.

     For each of the Funds, Funds Management determines the master portfolios of Master Trust in which each gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below. In order to preserve flexibility to convert to a stand-alone fund with a direct advisory relationship, the gateway blended Fund has entered into a "dormant" advisory arrangement with Funds Management. If a gateway blended Fund redeems assets from a master portfolio and invests these assets directly in a portfolio of securities, Funds Management will be entitled to receive a fee for the management of those assets that mirrors the master level dormant advisory fee indicated below.


                                ADVISORY FEES          MASTER LEVEL
                               (MAXIMUM ASSET            DORMANT
GATEWAY BLENDED FUNDS         ALLOCATION FEES)        ADVISORY FEES*
 Target Today Fund           0.25%                   0.26%
 Target 2010 Fund            0.25%                   0.31%
 Target 2015 Fund            0.25%                   0.31%
 Target 2020 Fund            0.25%                   0.32%
 Target 2025 Fund            0.25%                   0.32%
 Target 2030 Fund            0.25%                   0.33%
 Target 2035 Fund            0.25%                   0.33%
 Target 2040 Fund            0.25%                   0.33%
 Target 2045 Fund            0.25%                   0.33%
 Target 2050 Fund            0.25%                   0.33%



*The Dormant Advisory Fees are estimated based on the Funds' asset allocation as of February 29, 2008. The asset allocation will change. Because the gateway blended Funds invest in two or more Master Trust portfolios with varying advisory fees, the dormant advisory fees reflect a blended fee rate. The advisory fees for the Master Portfolios are set forth in the table below. The weighted average of the advisory fees from the Master Portfolios will be between 0.19% and 0.34% of each Fund's average net assets.


PORTFOLIO                                                            ADVISORY FEES
 Wells Fargo Advantage Diversified Stock Portfolio            First $1B           0.350%
                                                              Next $4B            0.325%
                                                              Over $5B            0.300%
 Wells Fargo Advantage Diversified Fixed Income               First $1B           0.300%
 Portfolio
                                                              Next $4B            0.275%
                                                              Over $5B            0.250%
 Wells Fargo Advantage Money Market Portfolio             All Asset Levels        0.100%


     Prior to June 26, 2006, the Funds listed in the table below operated as stand-alone Funds that invested directly in individual securities. As compensation for the advisory services Funds Management provided to the stand-alone funds, prior to August 1, 2004, Funds Management was entitled to receive as compensation for its advisory services a monthly fee at the annual rate of 0.70% of each such Fund's average daily net assets. From August 1, 2004, through June 25, 2006, Funds Management was entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each such Fund's average daily net assets:



FUND                       ADVISORY FEE 8/1/04-6/25/06
 Target Today Fund        First $500M            0.65%
                           Next $500M            0.60%
                            Next $2B             0.55%
                            Next $2B            0.525%
                            Over $5B             0.50%
 Target 2010 Fund         First $500M            0.65%
                           Next $500M            0.60%
                            Next $2B             0.55%
                            Next $2B            0.525%
                            Over $5B             0.50%

FUND                      ADVISORY FEE 8/1/04-6/25/06
 Target 2020 Fund        First $500M            0.65%
                          Next $500M            0.60%
                           Next $2B             0.55%
                           Next $2B            0.525%
                           Over $5B             0.50%
 Target 2030 Fund        First $500M            0.65%
                          Next $500M            0.60%
                           Next $2B             0.55%
                           Next $2B            0.525%
                           Over $5B             0.50%
 Target 2040 Fund        First $500M            0.65%
                          Next $500M            0.60%
                           Next $2B             0.55%
                           Next $2B            0.525%
                           Over $5B             0.50%



     Advisory Fees Paid. For the fiscal years shown in the table below, the
     ------------------
Funds paid the following advisory fees, and the investment adviser waived or reimbursed the indicated fees. The table does not contain information on the Target 2015 Fund, Target 2025 Fund, Target 2035 Fund, Target 2045 Fund and Target 2050 Fund prior to the fiscal year ended February 29, 2008, because these Funds did not commence operations until June 29, 2007.



                             YEAR ENDED 2/29/2008                     YEAR ENDED 2/28/2007
                        FEES         FEES       FEES PAID        FEES         FEES       FEES PAID
FUND                  INCURRED      WAIVED    AFTER WAIVER     INCURRED      WAIVED    AFTER WAIVER
Target Today        $  278,673    $174,909      $103,764    $  327,783    $112,492    $  215,291
Fund
Target 2010 Fund    $  866,943    $522,896      $344,047    $  820,866    $275,483    $  545,383
Target 2015         $   15,367    $ 15,367      $      0           N/A         N/A           N/A
Fund*
Target 2020 Fund    $1,657,611    $983,355      $674,256    $1,508,308    $498,620    $1,009,688
Target 2025         $   15,577    $ 15,577      $      0           N/A         N/A           N/A
Fund*
Target 2030 Fund    $1,174,312    $743,415      $430,897    $  949,341    $356,520    $  592,821
Target 2035         $    8,919    $  8,919      $      0           N/A         N/A           N/A
Fund*
Target 2040 Fund    $  981,684    $505,640      $476,044    $1,026,510    $288,608    $  737,902
Target 2045         $    3,486    $  3,486      $      0           N/A         N/A           N/A
Fund*
Target 2050         $    9,585    $  9,585      $      0           N/A         N/A           N/A
Fund*

                            YEAR ENDED 2/28/2006
                        FEES         FEES      FEES PAID
FUND                  INCURRED      WAIVED    AFTER WAIVER
Target Today       $  576,483    $129,399    $  447,084
Fund
Target 2010 Fund   $1,329,900    $254,322    $1,075,578
Target 2015               N/A         N/A           N/A
Fund*
Target 2020 Fund   $2,366,734    $408,847    $1,957,887
Target 2025               N/A         N/A           N/A
Fund*
Target 2030 Fund   $1,470,977    $290,968    $1,180,009
Target 2035               N/A         N/A           N/A
Fund*
Target 2040 Fund   $1,606,519    $110,546    $1,495,973
Target 2045               N/A         N/A           N/A
Fund*
Target 2050               N/A         N/A           N/A
Fund*



*For the period from June 29, 2007, to February 29, 2008.


     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser
----------------------

     Funds Management has engaged Global Index Advisors, Inc. ("GIA" or the "Sub-Adviser"), to serve as investment sub-adviser to the Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. As compensation for its sub-advisory services, GIA is entitled to receive a sub-advisory fee of 0.06% based on each Fund's average daily net asset value, computed and paid monthly. Funds Management is solely responsible for paying this fee out of the advisory fees it receives from the Funds. From October 19, 2001 through June 25, 2006, prior to the restructuring of the Target Today, Target 2010, Target 2020, Target 2030, and Target 2040 Funds into gateway blended Funds, BGFA served as sub-adviser to the Funds listed below and received a sub-advisory fee based on such Fund's average daily net asset value, computed and paid monthly. Funds Management was solely responsible for paying this fee out of the advisory fees it received from the Funds.

          Fees Paid to Unaffiliated Sub-Advisers. Listed below is the aggregate
          --------------------------------------
dollar amount of sub-advisory fees paid to unaffiliated sub-advisers for the Funds' past three fiscal years ended February 29 or February 28, as the case may be.

          For the period indicated below, with respect to the following Funds, Funds Management paid to GIA, an unaffiliated sub-adviser, the following sub-advisory fees:



FISCAL YEAR ENDED
2/29/2008                        FUND               FEES PAID        FEES WAIVED/REIMBURSED
                         Target Today Fund         $ 61,455         $0
                          Target 2010 Fund         $190,990         $0
                        Target 2015 Fund/1/        $  3,520         $0
                          Target 2020 Fund         $364,072         $0
                        Target 2025 Fund/1/        $  3,537         $0
                          Target 2030 Fund         $257,680         $0
                        Target 2035 Fund/1/        $  2,016         $0
                          Target 2040 Fund         $215,309         $0
                        Target 2045 Fund/1/        $    758         $0
                        Target 2050 Fund/1/        $  2,128         $0



/1/   The Fund commenced operations on June 29, 2007.



6/26/2006 TO 2/28/2007                FUND              FEES PAID        FEES WAIVED/REIMBURSED
                              Target Today Fund        $ 34,825         $0
                               Target 2010 Fund        $ 91,731         $0
                               Target 2020 Fund        $170,247         $0
                               Target 2030 Fund        $107,221         $0
                               Target 2040 Fund        $113,383         $0



          For the periods indicated below, with respect to the following Funds, Funds Management paid to BGFA, an unaffiliated sub-adviser, the following sub-advisory fees:



3/1/2006 TO 6/25/2006                FUND              FEES PAID        FEES WAIVED/REIMBURSED
                             Target Today Fund        $ 55,340         $0
                              Target 2010 Fund        $117,399         $0
                              Target 2020 Fund        $182,532         $0
                              Target 2030 Fund        $128,942         $0
                              Target 2040 Fund        $138,472         $0



FISCAL YEAR ENDED
2/28/2006                       FUND              FEES PAID        FEES WAIVED/REIMBURSED
                        Target Today Fund        $203,885         $0
                         Target 2010 Fund        $457,212         $0
                         Target 2020 Fund        $756,153         $0
                         Target 2030 Fund        $531,875         $0
                         Target 2040 Fund        $565,831         $0


Investment Sub-Advisers - Master Portfolios
-------------------------------------------

     Funds Management has engaged SSgA Funds Management, Inc. ("SSgA FM") and Wells Capital Management, Incorporated ("Wells Capital Management" or "WCM") to serve as investment sub-advisers to the master portfolios of Master Trust in which the gateway blended Funds invest, as listed in the chart below. Subject to the direction of the Master Trust's Board, and the overall supervision and control of Funds Management and the Master Trust, SSgA FM and Wells Capital Management make recommendations regarding the investment and reinvestment of the Master Portfolios' assets. SSgA FM and Wells Capital Management furnish to Funds Management periodic reports on the investment activity and performance of the Master Portfolios. SSgA FM and Wells Capital Management also furnish such additional reports and information as Funds Management and the Master Trust's Board and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management. The sub-advisory fees currently charged to the Master Portfolios in which each gateway Fund invests are listed in the chart below.


MASTER PORTFOLIO                            SUB-ADVISER                         FEE
 Wells Fargo Advantage                        SSgA FM               First $1B        0.10%
 Diversified Stock Portfolio                                         Over $1B        0.08%
 Wells Fargo Advantage                        SSgA FM               First $1B        0.10%
 Diversified Fixed Income                                            Over $1B        0.08%
 Portfolio
 Wells Fargo Advantage               Wells Capital Management       First $1B        0.05%
 Money Market Portfolio                                              Next $2B        0.03%
                                                                     Next $3B        0.02%
                                                                     Over $6B        0.01%

Portfolio Managers
------------------


     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of February 29, 2008, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows.


FUND                SUB-ADVISER    PORTFOLIO MANAGERS
------------------- -------------  -----------------------
Target Today Fund   GIA            Rodney H. Alldredge
Target 2010 Fund                   George V. Daniels, Jr.
Target 2015 Fund                   James P. Lauder
Target 2020 Fund
Target 2025 Fund
Target 2030 Fund
Target 2035 Fund
Target 2040 Fund
Target 2045 Fund
Target 2050 Fund

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."


                                REGISTERED          OTHER POOLED
                           INVESTMENT COMPANIES INVESTMENT VEHICLES    OTHER ACCOUNTS
                             NUMBER     TOTAL     NUMBER     TOTAL     NUMBER     TOTAL
                               OF       ASSETS      OF       ASSETS      OF      ASSETS
PORTFOLIO MANAGER*          ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
GIA
  Rodney H. Alldredge          0          $0        1       $ 1.5B       2        $13M
  George V. Daniels, Jr.       0          $0        1       $ 1.5B       2        $13M
  James P. Lauder              0          $0        1       $ 1.5B       2        $13M


* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     None of the above accounts that are managed by the Portfolio Managers pay an advisory fee based on performance of such account.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.


     To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, the Sub-Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.


     GIA. GIA, as a fiduciary, has an affirmative duty of care, loyalty, honesty, and good faith to act in the best interests of its clients. Compliance with this duty can be achieved by trying to avoid conflicts of interest and by fully disclosing all material facts concerning any conflict that does arise with respect to any client. None of the Portfolio Managers of GIA have experienced material conflicts of interest in managing multiple accounts.

     Conflicts of interest may arise where the firm or its supervised persons have reason to favor the interests of one client over another client (E.G., larger accounts over smaller accounts, accounts compensated by lower ticket charges to the Investment Adviser Representative over accounts not so compensated, accounts in which employees have made material personal investments, accounts of close friends or relatives of supervised persons). GIA specifically prohibits inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty.

     GIA prohibits access persons from using knowledge about pending or currently considered securities transactions for clients to profit personally, directly or indirectly, as a result of such transactions. In order to avoid any potential conflict of interest between GIA and its clients, securities transactions for the accounts of access persons in the same security as that purchased/sold for advisory accounts are restricted by GIA's Code of Ethics.

     GIA specifically prohibits supervised persons from knowingly selling to or purchasing from a client any security or other property, except securities issued by the client.


     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
Sub-Adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:


     GIA COMPENSATION. As Portfolio Managers of index products, compensation for the Portfolio Managers is not based on performance of the Funds. Salaries are fixed and based on the roles and responsibilities within GIA. Bonuses may be awarded based on contributions to GIA meeting its corporate goals for asset growth and profitability. The Portfolio Managers also have significant ownership in GIA. Dividends are based on profitability of the company.

     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.

PORTFOLIO MANAGER              FUND                BENEFICIAL OWNERSHIP
 GIA
 Rodney H. Alldredge           Target Today        $0
                               Target 2010         $0
                               Target 2015         $0
                               Target 2020         $0
                               Target 2025         $0
                               Target 2030         $0
                               Target 2035         $0
                               Target 2040         $0
                               Target 2045         $0
                               Target 2050         $0
 George V. Daniels, Jr.        Target Today        $0
                               Target 2010         $0
                               Target 2015         $0
                               Target 2020         $0
                               Target 2025         $0
                               Target 2030         $0
                               Target 2035         $0
                               Target 2040         $0
                               Target 2045         $0
                               Target 2050         $0
 James P. Lauder               Target Today        $0
                               Target 2010         $0
                               Target 2015         $0
                               Target 2020         $0
                               Target 2025         $0
                               Target 2030         $0
                               Target 2035         $0
                               Target 2040         $0
                               Target 2045         $0
                               Target 2050         $0

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things:(i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services;(ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications;(iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and(iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:


                                                                        CLASS-LEVEL
                                     FUND-LEVEL ADMIN. FEE/1/            ADMIN. FEE              TOTAL ADMIN. FEE
                                                        (% OF              (% OF                                 (% OF
                                 AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY      AVERAGE DAILY
SHARE CLASS                        NET ASSETS        NET ASSETS)        NET ASSETS)         NET ASSETS        NET ASSETS)
 Class A, Class B, Class C          First $5B            0.05%              0.28%            First $5B            0.33%
                                     Next $5B            0.04%                                Next $5B            0.32%
                                    Over $10B            0.03%                               Over $10B            0.31%
 Administrator Class/2/             First $5B            0.05%              0.10%            First $5B            0.15%
                                     Next $5B            0.04%                                Next $5B            0.14%
                                    Over $10B            0.03%                               Over $10B            0.13%
 Institutional Class/3/             First $5B            0.05%              0.08%            First $5B            0.13%
                                     Next $5B            0.04%                                Next $5B            0.12%
                                    Over $10B            0.03%                               Over $10B            0.11%
 Investor Class/4/                  First $5B            0.05%              0.38%            First $5B            0.43%
                                     Next $5B            0.04%                                Next $5B            0.42%
                                    Over $10B            0.03%                               Over $10B            0.41%


------

/1/   Effective August 2, 2004. Prior to August 2, 2004, Funds Management was
       entitled to be paid a fund-level administration fee of 0.05% of average daily net assets.
/2/   Prior to April 11, 2005, the class-level administration fee was 0.20%.
/3/   Prior to April 11, 2005, the class-level administration fee was 0.10%.
4   Effective July 1, 2008, the class-level administration fee for the Investor
       Class was reduced by 0.02%, as shown in the table. Effective from July 1, 2007, through June 30, 2008, the class-level administration fee for the Investor Class was 0.40%, resulting in a total administration fee schedule based on the average daily net assets of each Fund as follows:
       0.45% for the first $5 billion in assets, 0.44% for the next $5 billion in assets and 0.43% for assets over $10 billion. Prior to July 1, 2007, the class-level administration fee was 0.45%.

     Administrative Fees Paid. For the fiscal years indicated below, the Funds
     ------------------------
paid Funds Management the following administrative fees. The tables do not contain information on the Target 2015, Target 2025, Target 2035, Target 2045 and Target 2050 Funds prior to the fiscal year ended February 29, 2008, because these Funds did not commence operations until June 29, 2007.



                                FISCAL YEAR ENDED                          FISCAL YEAR ENDED
                                     2/29/08                                    2/28/07
                     ADMINISTRATIVE            ADMINISTRATIVE   ADMINISTRATIVE            ADMINISTRATIVE
                          FEES                    FEES PAID          FEES                   FEES PAID
                        INCURRED      WAIVER    AFTER WAIVER       INCURRED      WAIVER    AFTER WAIVER
Target Today Fund        $55,735        $0         $55,735          $43,213        $0        $43,213
(Fund Level)

                                      FISCAL YEAR ENDED                             FISCAL YEAR ENDED
                                           2/29/08                                       2/28/07
                        ADMINISTRATIVE                  ADMINISTRATIVE   ADMINISTRATIVE             ADMINISTRATIVE
                             FEES                          FEES PAID          FEES                    FEES PAID
                           INCURRED         WAIVER       AFTER WAIVER       INCURRED       WAIVER    AFTER WAIVER
 Class A                   $ 93,363        $      0        $ 93,363        $ 103,351       $   0      $ 103,351
 Class B                   $ 27,266        $      0        $ 27,266        $  36,697       $   0      $  36,697
 Class C                   $ 21,644        $      0        $ 21,644        $  26,120       $   0      $  26,120
 Administrator Class       $ 29,033        $      0        $ 29,033        $  15,869       $   0      $  15,869
 Institutional Class       $ 24,742        $      0        $ 24,742        $   8,969       $   0      $   8,969
 Investor Class            $  2,826        $      0        $  2,826        $       4*      $   0*     $       4*
 Target 2010 Fund          $173,389        $      0        $173,389        $ 110,534       $   0      $ 110,534
(Fund Level)
 Class A                   $185,208        $      0        $185,208        $ 201,784       $   0      $ 201,784
 Class B                   $ 34,177        $      0        $ 34,177        $  50,169       $   0      $  50,169
 Class C                   $ 11,078        $      0        $ 11,078        $  12,649       $   0      $  12,649
 Administrator Class       $126,320        $      0        $126,320        $  90,068       $   0      $  90,068
 Institutional Class       $108,821        $      0        $108,821        $  29,193       $   0      $  29,193
 Investor Class            $  8,572        $      0        $  8,572        $      29*      $   0*     $      29*
 Target 2015 Fund          $  3,073**      $  3,073**      $      0**            N/A         N/A            N/A
(Fund Level)
 Administrator Class       $  3,506**      $  3,506**      $      0**            N/A         N/A            N/A
 Institutional Class       $  1,762**      $  1,762**      $      0**            N/A         N/A            N/A
 Investor Class            $  1,751**      $  1,751**      $      0**            N/A         N/A            N/A
 Target 2020 Fund          $331,522        $      0        $331,522        $ 203,961       $   0      $ 203,961
(Fund Level)
 Class A                   $410,659        $      0        $410,659        $ 423,277       $   0      $ 423,277
 Class B                   $ 39,428        $      0        $ 39,428        $  51,532       $   0      $  51,532
 Class C                   $ 10,809        $      0        $ 10,809        $  10,986       $   0      $  10,986
 Administrator Class       $224,378        $      0        $224,378        $ 159,349       $   0      $ 159,349
 Institutional Class       $214,803        $      0        $214,803        $  60,050       $   0      $  60,050
 Investor Class            $ 22,512        $      0        $ 22,512        $      50*      $   0*     $      50*
 Target 2025 Fund          $  3,115**      $  3,115**      $      0**            N/A         N/A            N/A
(Fund Level)
 Administrator Class       $  2,468**      $  2,468**      $      0**            N/A         N/A            N/A
 Institutional Class       $  2,464**      $  2,464**      $      0**            N/A         N/A            N/A
 Investor Class            $  2,732**      $  2,732**      $      0**            N/A         N/A            N/A
 Target 2030 Fund          $234,862        $      0        $234,862        $ 128,406       $   0      $ 128,406
(Fund Level)
 Class A                   $309,692        $      0        $309,692        $ 307,051       $   0      $ 307,051
 Class B                   $ 25,694        $      0        $ 25,694        $  33,540       $   0      $  33,540
 Class C                   $  7,354        $      0        $  7,354        $   8,095       $   0      $   8,095
 Administrator Class       $149,180        $      0        $149,180        $  91,441       $   0      $  91,441
 Institutional Class       $154,223        $      0        $154,223        $  32,662       $   0      $  32,662
 Investor Class            $ 21,749        $      0        $ 21,749        $      64*      $   0*     $      64*

                                      FISCAL YEAR ENDED                             FISCAL YEAR ENDED
                                           2/29/08                                       2/28/07
                        ADMINISTRATIVE                  ADMINISTRATIVE   ADMINISTRATIVE             ADMINISTRATIVE
                             FEES                          FEES PAID          FEES                    FEES PAID
                           INCURRED         WAIVER       AFTER WAIVER       INCURRED       WAIVER    AFTER WAIVER
 Target 2035 Fund          $  1,784**      $  1,784**      $      0**              N/A       N/A              N/A
(Fund Level)
 Administrator Class       $  1,361**      $  1,361**      $      0**              N/A       N/A              N/A
 Institutional Class       $  1,470**      $  1,470**      $      0**              N/A       N/A              N/A
 Investor Class            $  1,474**      $  1,474**      $      0**              N/A       N/A              N/A
 Target 2040 Fund          $196,337        $      0        $196,337           $137,535       $ 0         $137,535
(Fund Level)
 Class A                   $463,139        $      0        $463,139           $451,634       $ 0         $451,634
 Class B                   $ 37,910        $      0        $ 37,910           $ 51,940       $ 0         $ 51,940
 Class C                   $  9,579        $      0        $  9,579           $  9,273       $ 0         $  9,273
 Administrator Class       $117,905        $      0        $117,905           $ 69,368       $ 0         $ 69,368
 Institutional Class       $ 71,457        $      0        $ 71,547           $ 18,027       $ 0         $ 18,027
 Investor Class            $ 12,020        $      0        $ 12,020           $     44*      $ 0*        $     44*
 Target 2045 Fund          $    697**      $    697**      $    0**                N/A       N/A              N/A
(Fund Level)
 Administrator Class       $    372**      $    372**      $    0**                N/A       N/A              N/A
 Institutional Class       $    732**      $    732**      $    0**                N/A       N/A              N/A
 Investor Class            $    430**      $    430**      $    0**                N/A       N/A              N/A
 Target 2050 Fund          $  1,917**      $  1,917**      $    0**                N/A       N/A              N/A
(Fund Level)
 Administrator Class       $  1,580**      $  1,580**      $    0**                N/A       N/A              N/A
 Institutional Class       $  1,723**      $  1,723**      $    0**                N/A       N/A              N/A
 Investor Class            $    398**      $    398**      $    0**                N/A       N/A              N/A



*   For the period from January 31, 2007, to February 28, 2007.
**   For the period from June 29, 2007, to February 29, 2008.



                                FISCAL YEAR ENDED
FUND                                 2/28/06
Target Today Fund (Fund             $ 44,345
Level)
 Class A                            $108,848
 Class B                            $ 47,486
 Class C                            $ 33,499
 Administrator Class                $ 14,481
 Institutional Class                $  6,431
 Target 2010 Fund (Fund             $102,300
Level)
 Class A                            $216,369
 Class B                            $ 62,215
 Class C                            $ 14,216
 Administrator Class                $ 83,641
 Institutional Class                $ 19,802

                                FISCAL YEAR ENDED
FUND                                 2/28/06
 Target 2020 Fund (Fund             $182,057
Level)
 Class A                            $427,786
 Class B                            $ 58,300
 Class C                            $ 11,111
 Administrator Class                $151,240
 Institutional Class                $ 41,195
 Target 2030 Fund (Fund             $113,152
Level)
 Class A                            $306,534
 Class B                            $ 38,285
 Class C                            $  8,404
 Administrator Class                $ 81,550
 Institutional Class                $ 21,492
 Target 2040 Fund (Fund             $123,578
Level)
 Class A                            $454,297
 Class B                            $ 60,090
 Class C                            $  9,704
 Administrator Class                $ 50,936
 Institutional Class                $ 11,421


Distributor
-----------


     Wells Fargo Funds Distributor, LLC (the "Distributor" or "WFFD"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Target Today, Target 2010, Target 2020, Target 2030, and Target 2040 Funds have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of these Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges). The Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as for the provision of ongoing services to shareholders.

     The actual fee payable to the Distributor by these Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

          For the fiscal year ended February 29, 2008, the Funds listed below paid the Distributor the following fees for distribution-related services.


                               DISTRIBUTION FEES


                                              PRINTING       COMPENSATION      COMPENSATION
                                              & MAILING           TO                TO              OTHER
FUND             TOTAL      ADVERTISING     PROSPECTUSES     UNDERWRITERS     BROKER/DEALERS     (EXPLAIN)/1/
 TARGET TODAY
  Class B      $ 73,035          $0              $0             $     0           $    0           $ 73,035
  Class C      $ 57,975          $0              $0             $54,716           $3,259           $      0
 TARGET 2010
  Class B      $ 91,545          $0              $0             $     0           $    0           $ 91,545
  Class C      $ 29,672          $0              $0             $25,173           $4,499           $      0
 TARGET 2020
  Class B      $105,610          $0              $0             $     0           $    0           $105,610
  Class C      $ 28,952          $0              $0             $23,953           $4,999           $      0
 TARGET 2030
  Class B      $ 68,823          $0              $0             $     0           $    0           $ 68,823
  Class C      $ 19,698          $0              $0             $15,000           $4,698           $      0
 TARGET 2040
  Class B      $101,544          $0              $0             $     0           $    0           $101,544
  Class C      $ 25,659          $0              $0             $22,228           $3,431           $      0


------
/1/   WFFD entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the distributor may assign certain amounts to the third party lender, including 12b-1 fees, that it is entitled to receive pursuant to the Plan, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents

(including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Investor Class, and Administrator Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------


     Wells Fargo Bank, N.A. (the "Custodian") located at Wells Fargo Center (formerly called Norwest Center), 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.00% of the average daily net assets of each Fund. The gateway blended Funds are not charged a custody fee at the gateway level provided that they invest in the master portfolios of Master Trust.


Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX DAILY NET ASSETS                 ANNUAL ASSET-BASED
(EXCLUDING THE MASTER TRUST PORTFOLIO ASSETS)                FEES
       First $85B                                           0.0051%
       Over $85B                                            0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.


     Prior to April 11, 2005, Stephens, Inc. ("Stephens") served as the principal underwriter distributing securities of the Funds on a continuous basis. For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to the Distributor by the Funds, the amounts received in connection with redemptions or repurchases of shares, and the amounts retained by the Distributor were as follows:

                                                                                          PERIOD: 4/11/2005 -
                YEAR ENDED 2/29/08                          YEAR ENDED 2/28/07                  2/28/06
                                  AMOUNT RECEIVED
                                 IN CONNECTION WITH
                                    REDEMPTIONS
    PAID          RETAINED        AND REPURCHASES           PAID         RETAINED          PAID         RETAINED
 $  74,938          $282              $75,065            $134,055         $1,006        $193,095        $1,220



     For the fiscal period listed below, the aggregate dollar amount of underwriting commissions paid to Stephens by the Funds and the amounts retained by Stephens were as follows:



  PERIOD FROM 3/1/2005 -
         4/10/2005
    PAID           RETAINED
 $  24,137           $153


Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Adviser each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Adviser are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

                 THE DEALER REALLOWANCE FOR PURCHASES OF CLASS A SHARES IS AS
FOLLOWS:



                                FRONT-END SALES        FRONT-END SALES            DEALER
                                  CHARGE AS %            CHARGE AS %           REALLOWANCE
                                   OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                    5.75%                  6.10%                 5.00%
 $50,000 to $99,999                   4.75%                  4.99%                 4.00%
 $100,000 to $249,999                 3.75%                  3.90%                 3.00%
 $250,000 to $499,999                 2.75%                  2.83%                 2.25%
 $500,000 to $999,999                 2.00%                  2.04%                 1.75%
 $1,000,000 and over/1/               0.00%                  0.00%                 1.00%


------

/1/   We will assess Class A purchases of $1,000,000 or more a contingent deferred sales charge ("CDSC") if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing WELLS FARGO
------------------------
ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.


     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days, depending on the Fund and as described in each Fund's prospectus. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.


     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

  o Family members, as defined in the prospectus, of any of the above.


     Waiver of Minimum Initial Investment Amount for Institutional Class Shares
     --------------------------------------------------------------------------
for Eligible Investors. An eligible investor (as defined below) may purchase
-----------------------
Institutional Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount. Eligible investors include:

  o Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their intended purchase of such Institutional Class shares;

  o Clients of Wells Capital Management Incorporated (WCM) who are clients of WCM at the time of their intended purchase of Institutional Class shares; and

  o Clients of Wells Fargo Institutional Trust Services (ITS) who are clients of ITS at the time of their intended purchase of Institutional Class shares.

     Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional Class shares. The following are examples of relationships that may qualify for aggregation:

  o Related business entities, including;

     o Corporations and their subsidiaries

     o General and Limited partners; and

     o Other business entities under common ownership or control

  o Shareholder accounts that share a common tax-id number.

  o Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

     All of the minimum initial investment waivers listed above may be modified or discontinued at any time.


     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.


     Investors Eligible to Acquire Class B Shares. Class B shares are closed to
     --------------------------------------------
new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by current exchange privilege rules). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange.

     Investors Eligible to Purchase Closed Funds. The Classes A and C of the
     --------------------------------------------
Target Today, Target 2010, Target 2020, Target 2030, and Target 2040 Funds (the "Closed Share Classes") are closed to new investors. You may continue to purchase shares of the Closed Share Classes if:


  o You are an existing shareholder of the Closed Share Classes (either directly or through a financial intermediary) and you wish to:

     o add to your existing account through the purchase of additional shares of the Closed Share Classes, including the reinvestment of dividends and cash distributions from shares owned in the Closed Share Classes; or

     o open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact in the Closed Share Classes through an omnibus account are not permitted to purchase shares of the Closed Share Classes on behalf of clients that do not currently own shares of the Closed Share Classes.

  o You are the beneficiary of shares of the Closed Share Classes (I.E., through an IRA or transfer on death account) or are the recipient of shares of the Closed Share Classes through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in the Closed Share Classes.

  o You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in the Closed Share Classes. Each such plan may open up new participant accounts within the Plan. In addition, rollovers from a plan can be used to open new accounts in the Closed Share Classes.

  o You are: (1) an employer-sponsored retirement plan, for which Funds Management or the Distributor or an affiliate has entered into an agreement to provide document or administrative services; (2) a retirement plan whose administrators or dealers have entered into an agreement with Funds Management or the Distributor or an affiliate to perform services;
    (3) a participant of one of the above-referenced retirement plans.

  o You purchase your shares through a fee-based advisory program.

     Additional investments will not be accepted in the Closed Share Classes unless the investment falls within one of the above referenced categories. If you believe you are eligible to purchase shares of the Closed Share Classes, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into the Closed Share Classes if it believes that acceptance of such order would interfere with its ability to effectively manage the Closed Share Classes.

     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Funds' distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2007 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectuses under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:

     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.

  o American Skandia Marketing, Inc.

  o Ameriprise Financial Services, Inc.

  o Bear, Stearns Securities Corp.


  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o Fidelity Investments Institutional Services Company, Inc.

  o Financial Network Investment Corp.

  o GWFS Equities, Inc.


  o GunnAllen Financial, Inc.

  o Hewitt Financial Services, LLC

  o ING Financial Partners, Inc.

  o Linsco/Private Ledger Corporation

  o Mellon Financial Markets, LLC

  o Merrill Lynch, Pierce, Fenner & Smith Incorporated

  o Morgan Stanley DW, Inc.

  o MSCS Financial Services, LLC

  o Multi-Financial Securities Corporation

  o Nationwide Investment Services Corp.

  o Pershing LLC

  o Prudential Investment Management Services, Inc.

  o Prudential Retirement Brokerage Services, Inc.

  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.

  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o UBS Financial Services Inc.


  o Valic Financial Advisors, Inc.

  o Wachovia Securities, LLC


  o Wells Fargo Investments, LLC

     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.


                            PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Master Trust's Board and the supervision of the Adviser, SSgA FM and Wells Capital Management are responsible for each Master Portfolio's investment decisions and the placing of portfolio transactions. Currently, the Funds do not invest directly in securities and therefore do not place orders with broker-dealers. In placing orders for the Master Portfolios, it is the policy of SSgA FM and Wells Capital Management to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction; the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm; the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While SSgA FM and Wells Capital Management generally seek reasonably competitive spreads or commissions, the Master Portfolios will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealers including, to the extent and in the manner permitted by applicable law, affiliated brokers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds and Master Portfolios from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Master Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Master Portfolio's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. Each Master Portfolio may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board.

     Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees SSgA FM's and Wells Capital Management's trade execution procedures to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     SSgA FM and Wells Capital Management may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a Master Portfolio's transaction, give preference to a broker-dealer that has provided statistical or other research services to SSgA FM and Wells Capital Management. In selecting a broker-dealer under these circumstances, SSgA FM and Wells Capital Management will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. SSgA FM and Wells Capital Management may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, SSgA FM and Wells Capital Management is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by SSgA FM and Wells Capital Management under the advisory contracts, and the expenses of SSgA FM and Wells Capital Management will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which SSgA FM and Wells Capital Management places securities transactions for a Master Portfolio may be used by SSgA FM and Wells Capital Management in servicing its other accounts, and not all of these services may be used by SSgA FM and Wells Capital Management in connection with advising the Master Portfolios. SSgA FM and Wells Capital Management do not engage in directed brokerage practices for the Master Portfolios.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when SSgA FM and Wells Capital Management deem portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Master Portfolio's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

     The table below shows the Funds' portfolio turnover rate* for the last two fiscal years:


                       FISCAL YEAR ENDED        FISCAL YEAR ENDED
FUND                   FEBRUARY 29, 2008        FEBRUARY 28, 2007
Target Today                        51%                  143%/2/
Target 2010                         61%                  152%/2/
Target 2015/1/                      54%                      N/A
Target 2020                         48%                  135%/2/
Target 2025/1/                      42%                      N/A
Target 2030                         36%                  109%/2/
Target 2035/1/                      33%                      N/A
Target 2040                         31%                  100%/2/
Target 2045/1/                      30%                      N/A
Target 2050/1/                      30%                      N/A



------
* For periods on or after June 26, 2006, portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.
/1/   The Fund commenced operations on June 29, 2007.
/2/   Prior to June 26, 2006, the Funds were sub-advised by BGFA, which used its own target date methodology to manage Fund assets. GIA assumed the role of sub-adviser for the Fund on June 26, 2006, and immediately applied Dow Jones Target Date Index methodology to the management of Fund assets. Significant and non-recurring asset allocation changes resulted from this transition. Therefore, for the fiscal year ended February 28, 2007, the turnover rate was higher than that experienced in the fiscal year ended February 29, 2008.

     Brokerage Commissions. For the three most recent fiscal years, the Funds
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:



                        FISCAL YEAR ENDED        FISCAL YEAR ENDED        FISCAL YEAR ENDED
FUND                        2/29/08/1/               2/28/07/2/                2/28/06
 Target Today                 N/A                   $1,442                     $ 8,359
 Target 2010                  N/A                   $4,572                     $25,259
 Target 2015/3/               N/A                      N/A                         N/A
 Target 2020                  N/A                   $8,370                     $49,291
 Target 2025/3/               N/A                      N/A                         N/A
 Target 2030                  N/A                   $5,680                     $43,441
 Target 2035/3/               N/A                      N/A                         N/A
 Target 2040                  N/A                   $8,055                     $40,412
 Target 2045/3/               N/A                      N/A                         N/A
 Target 2050/3/               N/A                      N/A                         N/A


------

/1/   All brokerage commissions are incurred at the Master Portfolio level.
/2/   On June 26, 2006, each Fund converted from a stand alone Fund to a
       MASTER/GATEWAY structure. The brokerage commissions shown are for the period March 1, 2006, through June 25, 2006, while the Funds were stand-alone Funds. After that date, all brokerage commissions are incurred at the Master Portfolio level.
/3/   The Fund commenced operations on June 29, 2007.

     Affiliated Brokers. For the fiscal years 2006, 2007 and 2008 the Funds did
     ------------------
not effect securities transactions through an affiliated broker.

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of February 29, 2008, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:


FUND        BROKER/DEALER        AMOUNT
  None

                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES


     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.


     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.


     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income tax.

     Moreover, a Fund may retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable to shareholders as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of February 29, 2008, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:



                                           CAPITAL LOSS
FUND                     YEAR EXPIRES      CARRYFORWARDS
  Target 2015               2016              $21,683
  Target 2025               2016              $35,733
  Target 2035               2016              $41,922
  Target 2045               2016              $38,270
  Target 2050               2016              $42,819



     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

     Excise Tax. If a Fund fails to distribute by December 31 of each calendar
     ----------
year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

     Investment through Master Portfolios. The Funds seek to continue to
     ------------------------------------
qualify as RICs by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (I.E., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio intends to manage its assets, income and distributions in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

     Taxation of Investments. In general, realized gains or losses on the sale
     -----------------------
of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable (or, in the case of the Tax-Free Funds (defined below), distributable) income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

     If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or
(iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     In addition, a Fund's transactions in securities and certain types of derivatives (E.G., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares, and (iii) thereafter, as capital gain. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

     A Fund may invest directly or indirectly (e.g., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.

     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Foreign Taxes. Amounts realized by a Fund from sources within foreign
     -------------
countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

     Taxation of Distributions. Distributions paid out of a Fund's current and
     -------------------------
accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by

U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives, or is deemed to receive, a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

     Federal Income Tax Rates. As of the date of this SAI, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.


     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.


     Backup Withholding. A Fund is generally required to withhold and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

     A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (I.E., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom a Fund obtains a properly completed and signed certificate of foreign status.

     Generally, subject to certain exceptions described below, distributions made to foreign shareholders will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If the requirements of clause (i) are met, the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder. If the requirements of clause (i) are not met but the requirements of clause (ii) are, such gains and distributions will be subject to federal income tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause (iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Fund. "Short-term capital gain dividends" are distributions attributable to a Fund's net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.

     Although pending legislation would retroactively extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends to either taxable years beginning before January 1, 2009 or taxable years beginning before January 1, 2010, as of the date of this SAI it is unclear whether such legislation will be enacted.

     In order to qualify for any exemption from withholding described above or for lower withholding tax rates under income tax treaties, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.

     In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

     Even if permitted to do so, the Funds provide no assurance that they will designate any dividends as interest-related dividends or short-term capital gain dividends.

     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. Special tax rules also apply to the sale of shares in a U.S. real property holding corporation ("USRPHC"). However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs or USRPHCs.


     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.


     As mentioned earlier, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.

     Tax-Deferred Plans. Shares of the Funds may be available for a variety of
     ------------------
tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

     Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax
     -----------------------
advisers and financial planners regarding the tax consequences to them of an investment in the Funds. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs which invest directly or indirectly in residual interests in REMICs or in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ---------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.


                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.


     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds of the Trusts.


     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.


     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.



     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS


I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.


Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.


III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Sub-Advisers. Sub-advisers shall have full daily access to Fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.

    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C.to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSRO's") may receive full Fund holdings for rating purposes.

V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.


                                 CAPITAL STOCK

     The Funds are ten series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (E.G., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.


     Gateway blended Funds and gateway feeder Funds are interestholders of the Master Trust master portfolios in which they invest and may be asked to approve certain matters by vote or by written consent pursuant to the Master Trust's Declaration of Trust. Gateway blended Funds, Funds that invest substantially all of their assets in two or more master portfolios of Master Trust, are not required to pass through their voting rights to their shareholders. Gateway feeder Funds, Funds that invest substantially all of their assets in one master portfolio of Master Trust, are not required to, but may, pass through their voting rights to their shareholders. Specifically, a gateway feeder Fund must either (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to a security and vote such proxies only in accordance with such instructions, or (ii) vote the shares held by it in the same proportion as the vote of all other holders of such security.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of June 3, 2008, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

                        5% OWNERSHIP AS OF JUNE 3, 2008



                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
TARGET TODAY FUND
 Fund Level                 WELLS FARGO BANK NA FBO                       28.50%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    WELLS FARGO BANK WEST NA                      15.11%
                            VARIOUS FASCORP RECORDKEPT PLANS
                            8515 E ORCHARD RD 2T2
                            GREENWOOD VLG CO 80111-5002
 Class B                    AMERICAN ENTERPRISE INVESTMENT                 8.44%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT                12.60%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Administrator Class        WELLS FARGO BANK NA FBO                       83.39%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK WEST TTEE FBO                10.75%
                            VARIOUS FASCORE LLC RECORD KEPT PLA
                            8515 E ORCHARD RD 2T2
                            GREENWOOD VILLAGE CO 80111-5002
 Institutional Class        WELLS FARGO BANK NA FBO                       72.98%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             STATE STREET BANK & TRUST CO                  16.61%
                            CUST FOR THE ROLLOVER IRA OF
                            DARYL MILLS
                            10211 WALNUT BND N
                            JACKSONVILLE FL 32257-6434
                            STATE STREET BANK & TRUST CO                  10.65%
                            CUST FOR THE ROLLOVER IRA OF
                            JOHN H DELEON
                            3927 SE 34TH TER
                            TOPEKA KS 66605-3008
                            STATE STREET BANK & TRUST CO                   5.58%
                            CUST FOR THE ROLLOVER IRA OF
                            JOHN J KANE JR
                            4083 SIERRA TERR
                            SUNRISE FL 33351-6352
TARGET 2010 FUND

                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
 Fund Level                 WELLS FARGO BANK NA FBO                       41.30%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    WELLS FARGO BANK WEST NA                      12.07%
                            VARIOUS FASCORP RECORDKEPT PLANS
                            8515 E ORCHARD RD 2T2
                            GREENWOOD VLG CO 80111-5002
 Class B                    AMERICAN ENTERPRISE INVESTMENT                11.68%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT                29.54%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Administrator Class        WELLS FARGO BANK NA FBO                       77.66%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK WEST TTEE FBO                14.26%
                            VARIOUS FASCORE LLC RECORD KEPT PLA
                            8515 E ORCHARD RD 2T2
                            GREENWOOD VILLAGE CO 80111-5002
 Institutional Class        WELLS FARGO BANK NA FBO                       76.86%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                        7.15%
                            FOUR SEASONS HOTELS BENEFIT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             WELLS FARGO BANK NA FBO                       21.36%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            STATE STREET BANK & TRUST CO                   5.57%
                            CUST FOR THE ROLLOVER IRA OF
                            DONALD SCHULER
                            2321 TROOP DR APT 310
                            SARTELL MN 56377-4559
TARGET 2015 FUND
 Fund Level                 WELLS FARGO BANK NA FBO                       39.60%
                            OMNIBUS ACCOUNT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Administrator Class        WELLS FARGO BANK NA FBO                       92.63%
                            OMNIBUS ACCOUNT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
                            WELLS FARGO BANK WEST TTEE FBO                7.29%
                            VARIOUS FASCORE LLC RECORD KEPT PLA
                            8515 E ORCHARD RD 2T2
                            GREENWOOD VILLAGE CO 80111-5002
 Institutional Class        WELLS FARGO BANK NA FBO                      29.42%
                            SKYWEST INC EMPLOYEES RETIREMENT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      25.54%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            MLPF&S FOR THE SOLE BENEFIT                  22.31%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
                            WELLS FARGO FUNDS SEEDING ACCOUNT             8.57%
                            MAC: A0103-091
                            525 MARKET ST 9TH FLOOR
                            SAN FRANCISCO CA 94105-2779
                            TEXASAVERS 401K PLAN                          8.36%
                            EMPLOYEE RETIRMENT SYSTEM OF TEXAS
                            PO BOX 13207
                            AUSTIN TX 78711-3207
 Investor Class             NONE                                         NONE
TARGET 2020 FUND
 Fund Level                 WELLS FARGO BANK NA FBO                      39.30%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    WELLS FARGO BANK WEST NA                     24.37%
                            VARIOUS FASCORP RECORDKEPT PLANS
                            8515 E ORCHARD RD 2T2
                            GREENWOOD VLG CO 80111-5002
 Class B                    NONE                                         NONE
 Class C                    WELLS FARGO INVESTMENTS LLC                  11.38%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            AMERICAN ENTERPRISE INVESTMENT               11.07%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Administrator Class        WELLS FARGO BANK NA FBO                      82.93%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK WEST TTEE FBO               10.08%
                            VARIOUS FASCORE LLC RECORD KEPT PLA
                            8515 E ORCHARD RD 2T2
                            GREENWOOD VILLAGE CO 80111-5002

                                                                      PERCENTAGE
FUND                        NAME AND ADDRESS                           OF CLASS
----------------------      -----------------------------------      -----------
 Institutional Class        WELLS FARGO BANK NA FBO                      73.78%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      11.73%
                            FOUR SEASONS HOTELS BENEFIT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             WELLS FARGO BANK NA FBO                      17.03%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
TARGET 2025 FUND
 Fund Level                 WELLS FARGO BANK NA FBO                      25.30%
                            OMNIBUS ACCOUNT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Administrator Class        WELLS FARGO BANK NA FBO                      95.58%
                            OMNIBUS ACCOUNT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Institutional Class        WELLS FARGO BANK NA FBO                      41.78%
                            SKYWEST INC EMPLOYEES RETIREMENT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      26.07%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            MLPF&S FOR THE SOLE BENEFIT                  16.81%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
                            TEXASAVERS 401K PLAN                          6.62%
                            EMPLOYEE RETIRMENT SYSTEM OF TEXAS
                            PO BOX 13207
                            AUSTIN TX 78711-3207
                            WELLS FARGO FUNDS SEEDING ACCOUNT             5.12%
                            MAC #A0103-091
                            525 MARKET ST 9TH FLOOR
                            SAN FRANCISCO CA 94105-2779
 Investor Class             TRUSTLYNX & CO                                5.07%
                            HOUSE ACCOUNT
                            PO BOX 173736
                            DENVER CO 80217-3736
TARGET 2030 FUND

                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
 Fund Level                 WELLS FARGO BANK NA FBO                       36.40%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    WELLS FARGO BANK WEST NA                      16.06%
                            VARIOUS FASCORP RECORDKEPT PLANS
                            8515 E ORCHARD RD 2T2
                            GREENWOOD VLG CO 80111-5002
 Class B                    AMERICAN ENTERPRISE INVESTMENT                 9.52%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    WELLS FARGO INVESTMENTS LLC                   24.28%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            AMERICAN ENTERPRISE INVESTMENT                 9.26%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            EMJAY CORPORATION                              6.26%
                            8515 E ORCHARD RD #2T2
                            GREENWOOD VLG CO 80111-5002
 Administrator Class        WELLS FARGO BANK NA FBO                       83.72%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK WEST TTEE FBO                 9.51%
                            VARIOUS FASCORE LLC RECORD KEPT PLA
                            8515 E ORCHARD RD 2T2
                            GREENWOOD VILLAGE CO 80111-5002
 Institutional Class        WELLS FARGO BANK NA FBO                       67.41%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                       17.39%
                            FOUR SEASONS HOTELS BENEFIT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             WELLS FARGO BANK NA FBO                       20.01%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
TARGET 2035 FUND
 Fund Level                 WELLS FARGO BANK NA FBO                       29.00%
                            SKYWEST INC EMPLOYEES RETIREMENT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Administrator Class        WELLS FARGO BANK NA FBO                       96.74%
                            OMNIBUS ACCOUNT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
 Institutional Class        WELLS FARGO BANK NA FBO                       54.09%
                            SKYWEST INC EMPLOYEES RETIREMENT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                       24.31%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO FUNDS SEEDING ACCOUNT              9.50%
                            MAC A0103-091
                            525 MARKET ST 9TH FLOOR
                            SAN FRANCISCO CA 94105-2779
                            MLPF&S FOR THE SOLE BENEFIT                    5.18%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
 Investor Class             DAVID H KOOTA                                  6.07%
                            VINA PATIL-KOOTA JTWROS
                            212 MONROE AVE
                            BELLE MEAD NJ 08502-4635
TARGET 2040 FUND
 Class A                    WELLS FARGO BANK WEST NA                       6.94%
                            VARIOUS FASCORP RECORDKEPT PLANS
                            8515 E ORCHARD RD 2T2
                            GREENWOOD VLG CO 80111-5002
 Class B                    NONE                                         NONE
 Class C                    WELLS FARGO INVESTMENTS LLC                   13.54%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            WELLS FARGO INVESTMENTS LLC                    6.71%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            WELLS FARGO INVESTMENTS LLC                    5.92%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            AMERICAN ENTERPRISE INVESTMENT                 5.03%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Administrator Class        WELLS FARGO BANK NA FBO                       81.17%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK WEST TTEE FBO                 9.43%
                            VARIOUS FASCORE LLC RECORD KEPT PLA
                            8515 E ORCHARD RD 2T2
                            GREENWOOD VILLAGE CO 80111-5002

                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
 Institutional Class        WELLS FARGO BANK NA FBO                       64.80%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                       16.05%
                            FOUR SEASONS HOTELS BENEFIT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             WELLS FARGO BANK NA FBO                       17.53%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
TARGET 2045 FUND
 Fund Level                 WELLS FARGO BANK NA FBO                       39.90%
                            SKYWEST INC EMPLOYEES RETIREMENT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Administrator Class        WELLS FARGO BANK NA FBO                       91.57%
                            OMNIBUS ACCOUNT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK WEST TTEE FBO                 7.75%
                            VARIOUS FASCORE LLC RECORD KEPT PLA
                            8515 E ORCHARD RD 2T2
                            GREENWOOD VILLAGE CO 80111-5002
 Institutional Class        WELLS FARGO BANK NA FBO                       59.39%
                            SKYWEST INC EMPLOYEES RETIREMENT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO FUNDS SEEDING ACCOUNT             18.45%
                            MAC A0103-091
                            525 MARKET ST 9TH FLOOR
                            SAN FRANCISCO CA 94105-2779
                            WELLS FARGO BANK NA FBO                       14.82%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             STATE STREET BANK & TRUST CO                  10.00%
                            CUST FOR THE ROLLOVER IRA OF
                            ALLISON SEILHAN
                            108 ALLEGRO AVE
                            DUSON LA 70529-3349
                            STATE STREET BANK & TRUST CO                   8.48%
                            CUST FOR THE ROLLOVER IRA OF
                            DANIEL J FRANK
                            1080 OAK ST
                            PLAIN WI 53577
                            STATE STREET BANK & TRUST CO                   7.52%
                            CUST FOR THE ROLLOVER IRA OF
                            ERIC JOHNSON
                            687 S 1260 E
                            PAYSON UT 84651-8505

                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
                            STATE STREET BANK & TRUST CO                  7.02%
                            CUST FOR THE ROLLOVER IRA OF
                            NANCY A. NEMECEK
                            8037 W 29TH CT
                            N RIVERSIDE IL 60546-1642
                            STATE STREET BANK & TRUST CO                  5.26%
                            CUST FOR THE ROLLOVER IRA OF
                            JOSHUA GOVANNUCCI
                            10167 LAVONNE DR
                            N HUNTINGDON PA 15642-6605
                            STATE STREET BANK & TRUST CO                  5.01%
                            CUST FOR THE ROLLOVER IRA OF
                            ALAN L DUWA
                            2129 GROUND SQUIRREL DR
                            NEW PORT RICHEY FL 34655-4030
TARGET 2050 FUND
 Fund Level                 WELLS FARGO BANK NA FBO                      47.60%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      29.90%
                            OMNIBUS ACCOUNT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Administrator Class        WELLS FARGO BANK FBO                         85.87%
                            OMNIBUS ACCOUNT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK WEST TTEE FBO               13.84%
                            VARIOUS FASCORE LLC RECORD KEPT PLA
                            8515 E ORCHARD RD 2T2
                            GREENWOOD VILLAGE CO 80111-5002
 Institutional Class        WELLS FARGO BANK NA FBO                      76.14%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO FUNDS SEEDING ACCOUNT             6.34%
                            MAC A0103-091
                            525 MARKET ST 9TH FLOOR
                            SAN FRANCISCO CA 94105-2779
 Investor Class             WELLS FARGO BANK NA FBO                      35.09%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            STATE STREET BANK & TRUST CO                  6.91%
                            CUST FOR THE ROLLOVER IRA OF
                            LEAH KUHNS
                            PO BOX 5354
                            KAILUA KONA HI 96745-5354



     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a class (or Fund), or is identified as the record owner of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               OTHER INFORMATION


     The Trust's Registration Statement, including the Prospectus(es) and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION


     The audited financial statements for the Target Today, Target 2010, Target 2015, Target 2020, Target 2025, Target 2030, Target 2035, Target 2040, Target 2045, and Target 2050 Funds for the fiscal year ended February 29, 2008, are hereby incorporated by reference to the Funds' Annual Report.

                                   APPENDIX A

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

CORPORATE BONDS
---------------

     S&P
     ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.


     FITCH
     -----


     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.


     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.


     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

     SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
     ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, E.G. A1+, A1, A2 and A3.

                                   APPENDIX B

     The following is a description of the underlying Indexes as listed in the "Index Methodology" section of the Funds' Prospectuses:

 EQUITY COMPONENT INDEXES
                                           The Dow Jones U.S. Large-Cap Growth Index/SM/ is part of a series of six unmanaged indexes representing large, mid and small-cap companies within the growth and value segments of the U.S. stock market. The large, mid and small indexes include only companies with these respective sizes. Dow Jones defines large cap as those companies that make up 70% of what it considers
 Dow Jones U.S. Large-Cap Growth           to be the total float-adjusted market capitalization; mid-cap is the next 20%;
 Index/SM/                                 and small-cap is the next 5%. The growth and value indexes include only companies with these respective style classifications, which Dow Jones determines using six criteria: projected price-to-earnings ratio (P/E), projected earnings growth, price-to book ratio (P/B), dividend yield, trailing P/E and trailing earnings growth. The index is weighted by float adjusted market capitalization.
                                           The Dow Jones U.S. Large-Cap Value Index/SM/ is part of a series of six unmanaged indexes representing large, mid and small-cap companies within the growth and value segments of the U.S. stock market. The large, mid and small indexes include only companies with these respective sizes. Dow Jones defines large cap as those companies that make up 70% of what it considers to be the total float-adjusted market capitalization; mid-cap is the next 20%;
 Dow Jones U.S. Large-Cap Value Index/SM/  and small-cap is the next 5%. The growth and value indexes include only companies with these respective style classifications, which Dow Jones determines using six criteria: projected price-to-earnings ratio (P/E), projected earnings growth, price-to-book ratio (P/B), dividend yield, trailing P/E and trailing earnings growth. The index is weighted by float-adjusted market capitalization.
                                           The Dow Jones U.S. Mid-Cap Growth Index/SM/ is part of a series of six unmanaged indexes representing large, mid and small-cap companies within the growth and value segments of the U.S. stock market. The large, mid and small indexes include only companies with these respective sizes. Dow Jones defines large cap as those companies that make up 70% of what it considers to be the total float-adjusted market capitalization; mid-cap is the next 20%;
 Dow Jones U.S. Mid-Cap Growth Index/SM/   and small-cap is the next 5%. The growth and value indexes include only companies with these respective style classifications, which Dow Jones determines using six criteria: projected price-to-earnings ratio (P/E), projected earnings growth, price-to-book ratio (P/B), dividend yield, trailing P/E and trailing earnings growth. The index is weighted by float-adjusted market capitalization.
                                           The Dow Jones U.S. Mid-Cap Value Index/SM/ is part of a series of six unmanaged indexes representing large, mid and small-cap companies within the growth and value segments of the U.S. stock market. The large, mid and small indexes include only companies with these respective sizes. Dow Jones defines large cap as those companies that make up 70% of what it considers to be the total float-adjusted market capitalization; mid-cap is the next 20%;
 Dow Jones U.S. Mid-Cap Value Index/SM/    and small-cap is the next 5%. The growth and value indexes include only companies with these respective style classifications, which Dow Jones determines using six criteria: projected price-to-earnings ratio (P/E), projected earnings growth, price-to-book ratio (P/B), dividend yield, trailing P/E and trailing earnings growth. The index is weighted by float-adjusted market capitalization.


                                           The Dow Jones U.S. Small-Cap Growth Index/SM/ is part of a series of six unmanaged indexes representing large, mid and small-cap companies within the growth and value segments of the U.S. stock market. The large, mid and small indexes include only companies with these respective sizes. Dow Jones defines large cap as those companies that make up 70% of what it considers
 Dow Jones U.S. Small-Cap Growth           to be the total float-adjusted market capitalization; mid-cap is the next 20%;
 Index/SM/                                 and small-cap is the next 5%. The growth and value indexes include only companies with these respective style classifications, which Dow Jones determines using six criteria: projected price-to-earnings ratio (P/E), projected earnings growth, price-to-book ratio (P/B), dividend yield, trailing P/E and trailing earnings growth. The index is weighted by float-adjusted market capitalization.
                                           The Dow Jones U.S. Small-Cap Value Index/SM/ is part of a series of six unmanaged indexes representing large, mid and small-cap companies within the growth and value segments of the U.S. stock market. The large, mid and small indexes include only companies with these respective sizes. Dow Jones defines large cap as those companies that make up 70% of what it considers to be the total float-adjusted market capitalization; mid-cap is the next 20%;
 Dow Jones U.S. Small-Cap Value Index/SM/  and small-cap is the next 5%. The growth and value indexes include only companies with these respective style classifications, which Dow Jones determines using six criteria: projected price-to-earnings ratio (P/E), projected earnings growth, price-to-book ratio (P/B), dividend yield, trailing P/E and trailing earnings growth. The index is weighted by float-adjusted market capitalization.
                                           The Dow Jones Asia/Pacific Developed Index/SM/ is an unmanaged index representing developed markets of the Asia/Pacific region. The index includes
 Dow Jones Asia/Pacific Developed          companies that make up approximately 95% of the float adjusted market
 Index/SM/                                 capitalization of the represented countries. The index is weighted by float-adjusted market capitalization.
                                           The Dow Jones Europe/Canada Index/SM/ is an unmanaged index representing
                                           Canada and countries in Europe considered by Dow Jones to be open to foreign investment and to have readily available securities data. The index
 Dow Jones Europe/Canada Index/SM/         covers approximately 95% of the float-adjusted market capitalization of the represented countries. The index is weighted by float-adjusted market capitalization.
                                           The Dow Jones Wilshire Emerging Markets Large-Cap Specialty Index/SM/ is
                                           an unmanaged index that is based on the methodology of the Dow Jones
                                           Wilshire Global Index family. The index aims to represent all large-cap securities of emerging markets with readily available prices. The index is
 Dow Jones Wilshire Emerging Markets       modified to categorize certain markets (currently South Korea, Taiwan, Israel
 Large-Cap Specialty Index/SM/             and Cyprus) as emerging, although they are not defined as such in the Dow
                                           Jones Wilshire Global Index family. Large-cap is defined in this index as the top 85% of securities by full market capitalization. Size selections are conducted at the country level, and are aggregated to create the emerging markets index. The index is weighted by float-adjusted market capitalization.

 FIXED INCOME COMPONENT INDEXES
                                             The Lehman Brothers Government Bond Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than
 Lehman Brothers Government Bond Index       one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).

                                            The Lehman Brothers Corporate Bond covers USD-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign
 Lehman Brothers Corporate Bond Index       debentures and secured notes that meet specified maturity, liquidity, and quality requirements. Securities in the index roll up to the U.S. Credit and
                                            U.S. Aggregate indices. The U.S. Corporate Index was launched on January 1,
                                            1973.
                                            The Lehman Brothers Fixed-Rate Mortgage Backed Securities (MBS) Index
                                            covers the fixed-rate agency mortgage backed pass-through securities of
                                            Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The
                                            index is formed by grouping the universe of over 1,000,000 individual
 Lehman Brothers Fixed-Rate Mortgage        fixed-rate MBS pools into approximately 5,500 generic aggregates (although
 Backed Securities Index                    only a subset meet the index criteria due to liquidity constraints). Introduced in 1986, the GNMA, FHLMC, and FNMA indices for 30- and 15-year securities have been backdated to January 1976, May 1977, and November
                                            1982, respectively. The index is a subset of the U.S. Aggregate Index.
                                            The Lehman Brothers Majors (ex-US) Index is the same as the Lehman
                                            Majors index, except that it excludes the US Treasury index. The Lehman
 Lehman Brothers Majors (ex-US) Index       Majors Ex-US Index consists of securities in the following Global Treasury indices: Canada, France, Germany, Italy, Japan, United Kingdom, Australia,
                                            Belgium, Denmark, Netherlands, Spain, and Sweden.

 MONEY MARKET COMPONENT INDEX
                                               The Lehman Brothers 1-3 Month Treasury Bill Index is the 1-3 month portion
 Lehman Brothers 1-3 Month Treasury-Bill       of the Lehman Brothers Treasury Bill Index, which includes U.S. Treasury
 Index                                         bills with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips.

                      STATEMENT OF ADDITIONAL INFORMATION
                                  July 1, 2008


                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

         Wells Fargo Advantage Life Stage - Conservative Portfolio/SM/
           Wells Fargo Advantage Life Stage - Moderate Portfolio/SM/
          Wells Fargo Advantage Life Stage - Aggressive Portfolio/SM/

                                 INVESTOR CLASS

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about three series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Portfolios (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Portfolio offers Investor Class shares.


     This SAI is not a prospectus and should be read in conjunction with the Portfolios' Prospectus (the "Prospectus") dated July 1, 2008. The audited financial statements for the Portfolios, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended February 29, 2008, are hereby incorporated by reference to the Portfolios' Annual Report. The Prospectus and Annual Report may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266. LSFS/FASAI14 (7-08)

                              TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
INVESTMENT POLICIES                                                      1
 Fundamental Investment Policies                                         1
 Non-Fundamental Investment Policies                                     2
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     2
MANAGEMENT                                                              20
 Trustees and Officers                                                  20
 Investment Adviser                                                     22
 Portfolio Managers                                                     23
 Administrator                                                          25
 Distributor                                                            26
 Shareholder Servicing Agent                                            26
 Custodian                                                              26
 Fund Accountant                                                        27
 Transfer and Distribution Disbursing Agent                             27
 Underwriting Commissions                                               27
 Code of Ethics                                                         27
DETERMINATION OF NET ASSET VALUE                                        27
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          28
PORTFOLIO TRANSACTIONS                                                  30
PORTFOLIO EXPENSES                                                      30
FEDERAL INCOME TAXES                                                    30
PROXY VOTING POLICIES AND PROCEDURES                                    39
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       40
CAPITAL STOCK                                                           42
OTHER INFORMATION                                                       43
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           43
FINANCIAL INFORMATION                                                   43
APPENDIX                                                               A-1

                          HISTORICAL FUND INFORMATION

     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005. The Portfolios described in this SAI were created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the Wells Fargo Advantage Funds (Reg. TM), advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The reorganization between Strong and the Wells Fargo Advantage Funds followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

     The chart below indicates the predecessor Strong Portfolios that are the accounting survivors of the Portfolios.

WELLS FARGO ADVANTAGE PORTFOLIOS                                PREDECESSOR PORTFOLIOS
--------------------------------------------------------------- --------------------------------------------------
Wells Fargo Advantage Life Stage - Conservative Portfolio/SM/   Strong Life Stage Series - Conservative Portfolio
Wells Fargo Advantage Life Stage - Moderate Portfolio/SM/       Strong Life Stage Series - Moderate Portfolio
Wells Fargo Advantage Life Stage - Aggressive Portfolio/SM/     Strong Life Stage Series - Aggressive Portfolio

     The LIFE STAGE - CONSERVATIVE PORTFOLIO commenced operations on April 11, 2005, as successor to the Strong Life Stage Series - Conservative Portfolio. The predecessor Strong Life Stage Series- Conservative Portfolio commenced operations on December 31, 1998.

     The LIFE STAGE - MODERATE PORTFOLIO commenced operations on April 11, 2005, as successor to the Strong Life Stage Series - Moderate Portfolio. The predecessor Strong Life Stage Series- Moderate Portfolio commenced operations on December 31, 1998.

     The LIFE STAGE - AGGRESSIVE PORTFOLIO commenced operations on April 11, 2005, as successor to the Strong Life Stage Series - Aggressive Portfolio. The predecessor Strong Life Stage Series- Aggressive Portfolio commenced operations on December 31, 1998.

                              INVESTMENT POLICIES

     Each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the securities of affiliated open-ended management investment companies or series (the "Underlying Funds"). Accordingly, the investment experience of each Portfolio will correspond directly with the investment experience of its respective Underlying Funds. Information concerning each Portfolio's investment objective is set forth in the Prospectus for the Portfolios. There can be no assurance that the Portfolios will achieve their objectives. The principal features of the Portfolios' investment programs and the primary risks associated with those investment programs are discussed in the Prospectus. The principal features and certain risks of the Underlying Funds also are discussed in the Prospectus.

Fundamental Investment Policies
-------------------------------

     Each Portfolio has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Portfolio.

     THE PORTFOLIOS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio's investments in that industry would equal or exceed 25% of the current value of the Portfolio's total assets, provided that this restriction does not limit a Portfolio's investments in: (i) securities issued or guaranteed by the U.S. Government its agencies or instrumentalities; (ii) repurchase agreements; or (iii) securities of other investment companies;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Portfolio's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio's investment program may be deemed to be an underwriting;


     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or


     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
-----------------------------------

     Each Portfolio has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Portfolio's shareholders.

     (1) Each Portfolio may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Portfolio that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Portfolio may not invest or hold more than 15% of the Portfolio's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.


     (3) Each Portfolio may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Portfolio to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.


     (4) Each Portfolio may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Portfolio's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Portfolio may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Portfolio's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     General
     -------

     Notwithstanding the foregoing policies, any other investment companies in which the Portfolios may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS


     Set forth below are descriptions of permitted investment activities for the Portfolios and certain of their associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Portfolios are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus. Not all of the Portfolios participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Portfolios (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Portfolio will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in a Prospectus, the Portfolio under normal circumstances will not invest more than 15% of its assets in the security type.

     Each Portfolio seeks to achieve its investment objective by investing substantially all of its assets in the securities of the Underlying Funds. Therefore, although the following discusses the additional permitted investment activities and associated risks of the Portfolios, it applies equally to the Underlying Funds, which may invest in the types of investments described. Thus, as used herein, the term "Portfolios" shall refer equally to both the Portfolios of the Trust as well as the Underlying Funds in each Portfolio.


DEBT SECURITIES
----------------

Asset-Backed Securities
-----------------------


     Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security in its related securitization transaction will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets in securitization transactions in which asset-backed securities are issued include consumer loans or receivables, home equity loans, automobile loans or leases, timeshares, and other types of receivables or assets.

     While each asset-backed security is issued with a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying pool of assets in a securitization. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities from the securitization to pay-down in full prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates.

     Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often subject to some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

     In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectus(es), asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.


Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds
-----

     A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).


Corporate Debt Securities.
--------------------------

     Certain of the debt instruments purchased by the Portfolios may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).


     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Portfolio considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain corporate debt securities that may be purchased by the Portfolio, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Corporate debt securities which are rated "Baa" by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. If a security held by a Portfolio is downgraded to a rating below investment-grade, such Portfolio may continue to hold the security until such time as the adviser determines it to be advantageous for the Portfolio to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix.

Commercial Paper
----------------


     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Portfolios in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Portfolios may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Portfolios.


     ASSET-BACKED COMMERCIAL PAPER. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the value of or return on an investment in an asset-backed commercial paper security.


Convertible Securities
-----------------------

     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.


     While the Portfolios use the same criteria to rate a convertible debt security that they would use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Portfolio's financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholders to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.


Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Portfolio sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Portfolio assumes the risk of ownership. A Portfolio is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which the Portfolio is committed to purchase similar securities. In the event the buyer of securities from a Portfolio under a dollar roll transaction becomes insolvent, the Portfolio's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. The Portfolios will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.


Fixed-Income Securities
------------------------

     Interest-bearing securities are investments which promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Portfolio considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Portfolio, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated "BBB" by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Portfolio is downgraded to a rating below investment-grade, such Portfolio may continue to hold the security until such time as the adviser determines it to be advantageous for the Portfolio to sell the security. The ratings of Fitch, Moody's and S&P are more fully described in Appendix A.


Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Portfolio may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Portfolio may invest. The adviser, on behalf of a Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Portfolio's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Portfolios may purchase include certificates of participation in such instruments.

Guaranteed Investment Contracts
-------------------------------

     The Portfolios may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Portfolio will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Portfolio and is of comparable quality to instruments in which the Portfolio may otherwise invest. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

High Yield Securities
----------------------

     High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.


     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Portfolio's ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (ii) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.


     Although the general market for high yield debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Portfolios may invest directly that are owned by banks or other institutions. A loan participation gives a Portfolio an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Portfolio with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Portfolio may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Mortgage-Related Securities
----------------------------


     MORTGAGE-BACKED SECURITIES ("MBS"). Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see "Asset-Backed Securities" section) and represent interests in "pools" of underlying residential mortgage loans that serve as collateral for such securities. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying residential mortgage loans are effectively "passed through" to the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments.

     The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgage-backed securities will affect the yield of each such security. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the mortgage-backed securities issued in such securitizations to a lower rate of return and require reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium, but is backed by underlying mortgage loans that are subject to prepayment, if prepayments are made on such underlying collateral, then the value of the premium effectively would be lost or reduced.

     Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as quickly as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) may be backed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities ("ARMs") and mortgage participation certificates are the primary types of mortgage-backed securities utilized by the Portfolios.

     CMOS. CMOs are debt obligations that may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") or Federal National Mortgage Association ("FNMA" or "Fannie Mae"). Each CMO is structured so that multiple classes of securities are issued from such CMO, with each class bearing a different stated maturity. Payments of principal on the underlying securities, including prepayments, are first "passed through" to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS include securities that are secured by mortgage loans on commercial real property. In terms of total outstanding principal amount of issues, the CMBS market is relatively small compared to the market for residential mortgage-backed securities. However, demand for CMBS and the volume of CMBS in the marketplace has increased significantly during the past few years. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, such as office buildings, hotels, and shopping malls. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a commercial property to attract and retain tenants. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

     ADJUSTABLE RATE MORTGAGES ("ARMS"). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. As an issuer of mortgage-backed securities, including ARMs, FNMA also guarantees full and timely payment of both interest and principal on such securities. Similarly, FHLMC guarantees full and timely payment of both interest and principal on the ARMs it issues. Neither FNMA nor FHLMC ARMs are backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, their respective securities are generally considered to be high-quality investments that present minimal credit risks. The mortgage loans underlying ARMs guaranteed by GNMA are typically federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"), whereas the underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     ARMs are also offered by private issuers. These securities generally offer a higher rate of return in the form of interest payments, but because they offer no direct or indirect governmental guarantees, they also involve greater credit and interest rate risk than U.S. Government agency issued-ARMs. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

     MORTGAGE PARTICIPATION CERTIFICATES. Mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. PCs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     OTHER MORTGAGE-BACKED SECURITIES. As new types of mortgage-backed securities are developed and offered to investors, the adviser will, consistent with each Portfolio's investment objective, policies, restrictions and quality standards, consider making investments in such new types of mortgage-backed securities.

     CREDIT RISK. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, or any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (I.E., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

     INTEREST RATE RISK. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities resulting from actual or anticipated fluctuations in market interest rates. The net asset value of each Portfolio's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Portfolios or if the Portfolios sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.


Municipal Bonds
---------------

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.

     Certain of the municipal obligations held by the Portfolios may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.


     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's federal alternative minimum taxable income. Moreover, a Portfolio cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Portfolio and the liquidity and value of the Portfolio's portfolio. In such an event, the Portfolio would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.


     TAXABLE MUNICIPAL OBLIGATIONS. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Municipal Notes
----------------

     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (I.E., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (I.E., market risk).

Stripped Securities
--------------------

     Stripped securities include Treasury receipts, securities of government-sponsored enterprises ("GSEs"), stripped mortgage-backed securities ("SMBS"), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only. The Portfolios may only purchase principal-only SMBs.

     Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as TIGRs and CATS or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Synthetic Convertible Securities
--------------------------------

     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt security and a warrant or option, which enables a Portfolio to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Portfolio only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments
-------------------

     A Portfolio may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Portfolio. After purchase by a Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event will require a sale of such security by the Portfolio. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the Appendix to this SAI.

U.S. Government Obligations
---------------------------


     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, does not buy or sell loans or issue mortgage-backed securities, but is the only entity authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on mortgage-backed securities issued by institutions approved by GNMA and backed by pools of mortgages federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"). Other guarantors or issuers of loans eligible as collateral for Ginnie Mae MBS include the Department of Agriculture's Rural Housing Service ("RHS") and the Department of Housing and Urban Development's Office of Public and Indian Housing ("PIH"). Examples of U.S. Government agencies or government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

     FNMA issues MBS, and guarantees that investors will receive timely principal and interest payments. Such guarantees are not backed by the full faith and credit of the U.S. Government. Similarly, FHLMC funds its purchases of mortgages from lending institutions through the use of securitization-based financing. While FHLMC issues guarantees of payment of principal and interest on all securities issued in its MBS securitizations, such guarantees are not backed by the full faith and credit of the U.S. Government.

     If a government-sponsored entity is unable to meet its obligations, the performance of a Portfolio that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.


DERIVATIVES
-----------

Derivative Securities
---------------------


     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Portfolio's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Portfolio may also invest in certain derivative securities for investment purposes only. Other reasons why a Portfolio may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Portfolio's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Portfolio's investments, but the Portfolio may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Portfolio to hold a security it might otherwise sell or a Portfolio could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Portfolio's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Portfolio's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Portfolio's investment objective, policies, restrictions and quality standards, and does not expose such Portfolio to undue risk.

     A Portfolio's use of derivatives also is subject to broadly applicable investment policies. For example, a Portfolio may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Portfolio also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Portfolio's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Portfolio's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Portfolio uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Portfolio. A Portfolio's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Portfolio to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Portfolio's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Portfolio may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Portfolio may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

     A Portfolio may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Futures and Options Contracts
-----------------------------


     A Portfolio may seek to enhance its return through the writing (selling) and purchasing of exchange-traded and over-the-counter options on fixed-income securities or indices. A Portfolio may also attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).


     A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.


     Pursuant to a notice of eligibility claiming exclusion from the definition of "Commodity Pool Operator filed with the National Futures Association on behalf of the Portfolios, neither the Trust nor any of the individual Portfolios is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     A Portfolio's use of options and futures contracts subjects a Portfolio to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which a Portfolio invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Portfolio's ability to limit exposures by closing its positions; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.

     Other risks include the inability of a Portfolio, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by a Portfolio. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Portfolio may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

     In pursuing their individual investment objectives, certain of the Portfolios may, to the extent permitted by their investment objectives and policies, invest in commodity-linked derivative instruments. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in the overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

     There are several additional risks associated with transactions in commodity futures contracts.

     STORAGE. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Portfolio is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

     REINVESTMENT. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Portfolio. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Portfolio to reinvest the proceeds of a maturing contract in a new futures contract, the Portfolio might reinvest at higher or lower futures prices, or choose to pursue other investments.

     OTHER ECONOMIC FACTORS. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Portfolio's investments to greater volatility than investments in traditional securities.


     FUTURE DEVELOPMENTS. The Portfolios may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Portfolios or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Portfolio's investment objective and legally permissible for each such Portfolio.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
--------------------------------------------

Emerging Market Securities
--------------------------


     The Portfolios consider countries with emerging markets to include the following: (i) countries included in the MSCI Emerging Markets Index; and (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank). Additionally, the Portfolios consider the following countries to have emerging markets: Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey, and Venezuela. The Portfolios consider emerging market securities to be securities: (i) issued by companies with their principal place of business or principal office in an emerging market country; or (ii) issued by companies for which the principal securities trading market is an emerging market country. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.


     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Portfolios may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Portfolio may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolios would otherwise be subject.

Foreign Government Securities
-----------------------------

     Foreign government securities investments include the securities of "supranational" organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the adviser believes that the securities do not present risks inconsistent with a Portfolio's investment objective.

Foreign Obligations and Securities
-----------------------------------


     The Portfolios consider equity securities of foreign issuers (or foreign securities) to be securities: (1) issued by companies with their principal place of business or principal office in a country other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment in any single country, especially a less developed country, would make the Portfolio's value more sensitive to economic, currency and regulatory changes within that country.


     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Portfolio may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would otherwise be subject.


     Foreign securities include, among others, American Depositary Receipts
(ADRs) and similar investments, including Canadian Depositary Receipts (CDRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts.

     These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Portfolios may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Portfolio from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.


     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Portfolio enters into foreign currency transactions.

     Because a Portfolio may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Portfolio from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Portfolio will engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Portfolio may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Portfolio intends to purchase. If it is anticipated that exchange rates will rise, a Portfolio may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Portfolio intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Portfolio to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Portfolio to be unable to hedge its securities, and may cause a Portfolio to lose money on its investments in foreign currency transactions. The Portfolios will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Participation Notes
-------------------

     The Portfolios may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Portfolio as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Portfolio. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Portfolio is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Portfolio's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.


     For temporary defensive purposes, the Portfolios may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

EQUITY SECURITIES
-----------------

     The following equity securities may be purchased by a Portfolio to the extent such purchase is permitted by its investment objective and strategies.

Initial Public Offerings
------------------------

     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Smaller Company Securities
--------------------------

     Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Portfolio that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Portfolio of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

OTHER INVESTMENTS AND TECHNIQUES
---------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Portfolio maintains a segregated account.

Closed-End Investment Companies
-------------------------------

     A Portfolio may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Portfolio to invest in certain markets. A Portfolio will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Portfolios will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, a Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Portfolio. No Portfolio may invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities
-----------------------------


     Each Portfolio may lend its portfolio securities pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided:
(i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (iii) the Portfolio will receive any interest or distributions paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     For lending its securities, a Portfolio will earn either a fee payable by the borrower on loans that are collateralized by U.S. Government securities or a letter of credit, or income on instruments purchased with cash collateral (after payment of a "broker rebate fee" to the borrower). Cash collateral is invested on behalf of the Portfolio by the Securities Lending Agent in high-quality, U.S. dollar-denominated short-term money market instruments that have been evaluated and approved by the Portfolios' investment adviser and are permissible investments for a Portfolio. Cash collateral is invested on behalf of a Portfolio in a manner similar to the Portfolios' investment of its cash reserves and the Portfolio bears the gains and losses on such investments. The net asset value of a Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Loans of securities also involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, loans may be called at any time and generally will be called if a material event affecting the investment is to occur so that securities may be voted by the Portfolio.

     Each lending Portfolio pays a portion of the net interest or fees earned from securities lending to a securities lending agent. Wells Fargo Bank acts as Securities Lending Agent for the Portfolios, subject to the overall supervision of the Portfolios' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Securities Lending Agent may make payments to borrowers and placing brokers. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor. In connection with lending securities, a Portfolio may pay reasonable administrative and custodial fees.


Other Investment Companies
---------------------------

     The principal investment strategy of each Portfolio is to invest in shares of other affiliated open-end management investment companies (as defined previously, the "Underlying Funds"), subject to certain restrictions described below, and pursuant to the portfolio allocation percentages discussed in the Prospectus.

     Generally, funds may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act. However, because the Portfolios' principal investment strategies are to invest substantially all of their assets in shares of other affiliated open-end management investment companies (the Underlying Funds), they are excepted from these limitations pursuant to Section 12(d)(1)(G) under the 1940 Act. Since each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the Underlying Funds, the investment experience of each of these Portfolios will correspond directly with the investment experience of its respective Underlying Funds. In addition, the Portfolios can be expected to charge operating expenses, such as investment advisory and administration fees, that would be for services different from, and in addition to, such services provided at the Underlying Fund level.

     ISHARES. The Portfolios, through their investment in certain Underlying Funds, may indirectly invest in iShares Trust and iShares, Inc. ("iShares") which are registered investment companies that consist of numerous separate series (each an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Privately Issued Securities
---------------------------


     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Portfolio. Privately issued or Rule 144A securities that are "illiquid" are subject to a Portfolio's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Portfolio on a case-by-case basis and will consider the following factors, among others, in its evaluation: (i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).


Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Portfolio agrees to repurchase that security from a Portfolio at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Portfolio may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Portfolio. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Portfolio's disposition of the security may be delayed or limited.

     A Portfolio may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Portfolio's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Portfolio will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Portfolios may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Portfolio sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which a Portfolio is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
------------

     The Portfolios may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box"). If a Portfolio makes a short sale "against the box," the Portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Portfolio's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in a Portfolio's long position would be reduced by an offsetting future gain in the short position. Short sales transactions may have adverse tax consequences to the Portfolios and their shareholders.

     Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Swap Agreements
---------------

     To manage its exposure to different types of investments, a Portfolio may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor arrangement, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar arrangement entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used they may have a considerable impact on the Portfolio's performance. Swap agreements involve risks depending upon the counterparties' creditworthiness and ability to perform as well as the Portfolio's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.


Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities
-------------------------------------------------------


     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Portfolios."

Trustees and Officers
---------------------

     The Board supervises each Portfolio's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.


     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of, as of July 1, 2008, 148 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.


     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Portfolios have appointed an Anti-Money Laundering Compliance Officer.


                             POSITION HELD                                                                        OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                              REGISTRANT/                                                                          INVESTMENT
                               LENGTH OF                           PRINCIPAL OCCUPATION(S)                           COMPANY
NAME AND AGE                   SERVICE/1/                            DURING PAST 5 YEARS                          DIRECTORSHIPS
-----------------------    -----------------    -------------------------------------------------------------    --------------
  INDEPENDENT TRUSTEES
Thomas S. Goho, 65         Trustee,             Co-Director for the Calloway School of Stephens University             N/A
                           since 1987           of Wake Forest University. Prior thereto, the Thomas Goho
                                                Chair of Finance of Wake Forest University, Calloway
                                                School of Business and Accountancy, from 2006-2007 and
                                                Associate Professor of Finance from 1999-2005.
Peter G. Gordon, 65        Trustee, since       Chairman, CEO and Co-Founder of Crystal Geyser Water                   N/A
                           1998, Chairman,      Company and President of Crystal Geyser Roxane Water
                           since 2001.          Company.
Olivia Mitchell, 55        Trustee, since       Professor of Insurance and Risk Management, Wharton                    N/A
                           2006                 School, University of Pennsylvania. Director of the Boettner
                                                Center on Pensions and Retirement Research. Research
                                                Associate and Board member, Penn Aging Research Center.
                                                Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56       Trustee, since       President and CEO of Southern Minnesota Initiative                     N/A
                           1996                 Foundation, a non-profit organization since 2007 and Senior
                                                Fellow at the Humphrey Institute Policy Forum at the
                                                University of Minnesota since 1995.
Donald C. Willeke, 68      Trustee, since       Principal of the law firm of Willeke & Daniels.                        N/A
                           1996

                              POSITION HELD                                                                       OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                               REGISTRANT/                                                                         INVESTMENT
                                LENGTH OF                           PRINCIPAL OCCUPATION(S)                          COMPANY
NAME AND AGE                   SERVICE/1/                             DURING PAST 5 YEARS                         DIRECTORSHIPS
-----------------------    ------------------    ------------------------------------------------------------    --------------
  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 63        Trustee, since        Private Investor/Real Estate Developer. Prior thereto,                N/A
                           1987                  Chairman of Whitepoint Capital, LLC until 2004.
        OFFICERS
Karla M. Rabusch, 49       President, since      Executive Vice President of Wells Fargo Bank, N.A. and                N/A
                           2003                  President of Wells Fargo Funds Management, LLC since
                                                 2003. Senior Vice President and Chief Administrative
                                                 Officer of Wells Fargo Funds Management, LLC from 2001
                                                 to 2003.
Stephen Leonhardt, 49      Treasurer, since      Vice President and Manager of Fund Audit, Reporting and               N/A
                           2007                  Tax for Wells Fargo Funds Management, LLC since 2007.
                                                 From 2002 to 2004, Controller for Sungard Transaction
                                                 Networks. Chief Operating Officer for UMB Fund Services,
                                                 Inc. from 2004 to 2005. Director of Fund Administration and
                                                 SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 48       Secretary, since      Senior Vice President and Secretary of Wells Fargo Funds              N/A
                           2000; Chief           Management, LLC since 2001. Vice President and Managing
                           Legal Counsel,        Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                           since 2003
Debra Ann Early, 44        Chief                 Chief Compliance Officer of Wells Fargo Funds                         N/A
                           Compliance            Management, LLC since 2007. Chief Compliance Officer of
                           Officer, since        Parnassus Investments from July 2005 to November 2007.
                           2007                  Chief Financial Officer of Parnassus Investments from
                                                 December 2004 to November 2007. Senior Audit Manager,
                                                 PricewaterhouseCoopers LLP from October 1998 to
                                                 December 2004.


------
/1/   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.


     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met four times during the Portfolios' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.


     (2) AUDIT COMMITTEE. The Audit Committee oversees the Portfolios' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Portfolios' financial statements, and interacts with the Portfolios' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Portfolios' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.


     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ended February 29, 2008, the Trustees received the following compensation:

                           COMPENSATION TABLE FISCAL
                          YEAR ENDED FEBRUARY 29, 2008



                                INTERESTED TRUSTEE                              INDEPENDENT TRUSTEES
                                     J. TUCKER          THOMAS S.      PETER G.      OLIVIA S.      TIMOTHY J.      DONALD C.
PORTFOLIO                              MORSE               GOHO         GORDON        MITCHELL         PENNY         WILLEKE
Life Stage - Conservative            $  1,271           $  1,387       $  1,545      $  1,271        $  1,271       $  1,271
Portfolio
Life Stage - Moderate                $  1,271           $  1,387       $  1,545      $  1,271        $  1,271       $  1,271
Portfolio
Life Stage - Aggressive              $  1,271           $  1,387       $  1,545      $  1,271        $  1,271       $  1,271
Portfolio
TOTAL COMPENSATION FROM              $185,500           $202,500       $225,000      $185,500        $185,500       $185,500
THE FUND COMPLEX/1/


------

/1/   Includes Trustee compensation received by other funds within the entire
       Fund Complex (consisting of 146 funds) as of the Portfolios' fiscal year end.

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2007, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over
$100,000.


         BENEFICIAL EQUITY OWNERSHIP IN THE PORTFOLIOS AND FUND COMPLEX

                     CALENDAR YEAR ENDED DECEMBER 31, 2007



                           INTERESTED
                           TRUSTEE                                         INDEPENDENT TRUSTEES
                           J. TUCKER        THOMAS S.        PETER G.         OLIVIA S.        TIMOTHY J.       DONALD C.
PORTFOLIO                  MORSE            GOHO             GORDON           MITCHELL         PENNY            WILLEKE
Life Stage - Conservative
Portfolio                  $0               $0               $0               $0               $0               $0
Life Stage - Moderate
Portfolio                  $0               $0               $0               $0               $0               $0
Life Stage - Aggressive
Portfolio                  $0               $0               $0               $0               $0               $0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                 over $100,000    over $100,000    over $100,000    over $100,000    over $100,000    over $100,000


------
1   Includes Trustee ownership in shares of other funds within the entire Fund
       Complex (consisting of 142 funds) as of the calendar year end.


     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.



Investment Adviser
------------------

     Wells Fargo Funds Management, LLC ("Funds Management"), an indirect wholly-owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser to the Portfolios. Funds Management is responsible for implementing the investment policies and guidelines for the Portfolios. Funds Management does not receive any fees for its provision of investment advisory services to the Portfolios.

     For the period January 1, 2005, through April 8, 2005, (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolios of these Portfolios pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM, located at 100 Heritage Reserve, Menomonee Falls, WI 53051, served as investment adviser to the predecessor portfolios of the Portfolios.


     General. Each Portfolio's Advisory Agreement will continue in effect for
     -------
more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Portfolio's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Portfolio's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Fees from Underlying Funds
---------------------------

     The Portfolios' shareholders will bear indirectly a pro-rata portion of fees of the Underlying Funds, including shareholder servicing fees, some of which are used to compensate shareholder servicing and selling agents and the Portfolios' distributor for providing services to the Portfolios' shareholders. In order that these fees be available to pay for such services, the Portfolios may choose not to invest in the least expensive share class of an Underlying Fund. In addition, Funds Management, its affiliates and Wells Fargo Funds Distributor, LLC (the "Distributor"), as distributor for the Portfolios, may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees from the Underlying Funds and Wells Fargo Bank may receive fees for providing custody services to the Underlying Funds. These fees are separate from and in addition to fees received by Funds Management and its affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds.

Portfolio Managers
------------------


     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of February 29, 2008, the most recent fiscal year end for the Portfolios managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Portfolios on a day-to-day basis as follows.



PORTFOLIO                             ADVISER             PORTFOLIO MANAGERS
------------------------------------- ------------------  -----------------------
Life Stage - Conservative Portfolio   Funds Management    Thomas C. Biwer, CFA
Life Stage - Moderate Portfolio                           Christian L. Chan, CFA
Life Stage - Aggressive Portfolio                         Andrew Owen, CFA


     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Portfolios. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."


                                      REGISTERED                    OTHER POOLED
                                      INVESTMENT                     INVESTMENT
PORTFOLIO MANAGER                      COMPANIES                      VEHICLES                     OTHER ACCOUNTS
                                 NUMBER          TOTAL          NUMBER          TOTAL          NUMBER           TOTAL
                                   OF            ASSETS           OF            ASSETS           OF            ASSETS
                                ACCOUNTS        MANAGED        ACCOUNTS        MANAGED        ACCOUNTS         MANAGED
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA              9            $ 4.4B            0               $0             4             $ 2.1M
 Christian L. Chan, CFA            9            $ 4.4B            0               $0             2             $ 150K
 Andrew Owen, CFA                  9            $ 4.4B            0               $0             2             $ 130K


     None of the above accounts that are managed by the Portfolio Managers pay an advisory fee based on performance of such account.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio

Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.


     To minimize the effects of these inherent conflicts of interest, the Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, the Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Portfolios and any personal accounts the Portfolio Manager may maintain.


     FUNDS MANAGEMENT. In the case of Funds Management, the Portfolio Managers allocate interests in mutual funds between different funds, however, they may still be subject to the potential conflicts of interests described above.


     COMPENSATION. The Portfolio Managers are compensated using a fixed cash
     ------------
salary, an annual bonus based in part on pre-tax performance of the mutual funds managed, deferred compensation, options, as well as a pension and retirement plan. Funds Management measures fund performance against a Lipper peer group average composite benchmark over a three-year rolling period. Bonus allocations depend on fund performance, market share goals, individual job objective and overall profitability of the business.


     BENEFICIAL OWNERSHIP IN THE PORTFOLIOS. The following table shows for each
     --------------------------------------
Portfolio Manager the dollar value of Portfolio equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.

PORTFOLIO MANAGER              PORTFOLIO                                BENEFICIAL OWNERSHIP
 FUNDS MANAGEMENT
 Thomas C. Biwer, CFA          Life Stage - Conservative                $0
                               Portfolio
                               Life Stage - Moderate Portfolio          $0
                               Life Stage - Aggressive Portfolio        $0
 Christian L. Chan, CFA        Life Stage - Conservative                $0
                               Portfolio
                               Life Stage - Moderate Portfolio          $0
                               Life Stage - Aggressive Portfolio        $0
 Andrew Owen, CFA              Life Stage - Conservative                $0
                               Portfolio
                               Life Stage - Moderate Portfolio          $0
                               Life Stage - Aggressive Portfolio        $0

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Portfolios, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Portfolios pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things:(i) general supervision of the Portfolios' operations, including communication, coordination, and supervision services with regard to the Portfolios' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services;(ii) coordination of the preparation and filing of reports and other information materials regarding the Portfolios, including prospectuses, proxies and other shareholder communications;(iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Portfolios' investment objectives, policies and restrictions; and(iv) any other administrative services reasonably necessary for the operation of the Portfolios other than those services that are provided by the Portfolios' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Portfolios' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Portfolios' fees and expenses for services provided by the Portfolios' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. For providing administrative services, including paying the Portfolios' fees and expenses for services provided by the Portfolios' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Portfolio's average daily net assets:


                                TOTAL ADMINISTRATIVE
ASSET RANGE                             FEE
  First $5 billion                      0.43%
  Next $5 billion                       0.42%
  Over $10 billion                      0.41%


     Administrative Fees Paid.
     -------------------------

     As discussed in the "Historical Fund Information" section, the Portfolios were created as part of the reorganization of various portfolios of Strong into certain Portfolios of the Trust. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolios of the Portfolios and was entitled to receive a fee from the predecessor portfolio at the annual rate of 0.28% of the predecessor portfolio's average daily net assets attributable to the predecessor Investor Class shares. Therefore, the table below shows the administrative fees paid by the Portfolios or their predecessor portfolios for the indicated fiscal periods to the respective administrator:


                                   ADMINISTRATIVE FEES                            ADMINISTRATIVE
FISCAL YEAR ENDED                        INCURRED              WAIVER         FEES PAID AFTER WAIVER
 Life Stage - Conservative
 Portfolio
  2/29/08                                $ 54,612             $ 54,612               $     0
 Life Stage - Moderate
 Portfolio
  2/29/08                                $166,796             $135,219               $31,577
 Life Stage - Aggressive
 Portfolio
  2/29/08                                $148,135             $ 98,647               $49,488


                                   ADMINISTRATIVE FEES                            ADMINISTRATIVE
FISCAL YEAR ENDED                        INCURRED              WAIVER         FEES PAID AFTER WAIVER
 Life Stage - Conservative
 Portfolio
  2/28/07                         $67,153                    $67,153         $0
 Life Stage - Moderate
 Portfolio

                                 ADMINISTRATIVE FEES                            ADMINISTRATIVE
FISCAL YEAR ENDED                     INCURRED               WAIVER         FEES PAID AFTER WAIVER
  2/28/07                             $179,142             $133,840                $45,302
 Life Stage - Aggressive
 Portfolio
  2/28/07                             $134,182             $ 92,195                $41,987


                                   1/1/06-2/28/06        4/11/05-12/31/05        1/1/05-4/10/05
                                        FEES                   FEES
                                       PAID TO                PAID TO                 FEES
                                        FUNDS                  FUNDS                PAID TO
                                        MGMT                   MGMT                   SIS
 Life Stage - Conservative             $11,469               $ 59,210               $14,335
 Portfolio
 Life Stage - Moderate                 $29,187               $136,744               $36,305
 Portfolio
 Life Stage - Aggressive               $20,660               $ 90,266               $20,642
 Portfolio


Distributor
-----------


     Wells Fargo Funds Distributor, LLC (the "Distributor" or "WFFD"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Portfolios.


Shareholder Servicing Agent
---------------------------

     The Portfolios have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Portfolio shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Portfolio of up to 0.25% of the average daily net assets of the Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Portfolio shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------


     Wells Fargo Bank, N.A. (the "Custodian") located at Wells Fargo Center (formerly called Norwest Center), 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Portfolio. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Portfolio and pays all expenses of each Portfolio. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.00% so long as the Portfolios invest their assets solely in one or more management investment companies.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Portfolios. For these services, PFPC is entitled to receive from each Portfolio an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX DAILY NET ASSETS                 ANNUAL ASSET-BASED
(EXCLUDING THE MASTER TRUST PORTFOLIO ASSETS)                FEES
       First $85B                                           0.0051%
       Over $85B                                            0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Portfolio. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Portfolio, $1,500 for the third manager in each Portfolio and $500 for each manager beyond the third manager in each Portfolio. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Portfolio's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Portfolios. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Portfolios on a continuous basis.


     For the fiscal periods ended December 31, 2005, February 28, 2006, February 28, 2007, and February 29, 2008, the Portfolios paid no brokerage commissions.


Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Adviser each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Portfolio. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Adviser are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Portfolio is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Portfolio's shares.

     Each Portfolio's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Portfolio is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Portfolio's assets that are invested in other mutual funds, the Portfolio's NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Portfolios may be purchased on any day a Portfolio is open for business. Generally, each Portfolio is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Portfolio received before such Portfolio's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Portfolio's NAV calculation time generally are processed at such Portfolio's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Portfolios will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Portfolios may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Portfolio. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Portfolios will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Portfolio and that such Portfolio receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Portfolio; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Portfolio reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Portfolio may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Portfolio's responsibilities under the 1940 Act. In addition, the Portfolio may redeem shares involuntarily to reimburse a Portfolio for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Portfolio as provided from time to time in the Prospectuses.

     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing WELLS FARGO
------------------------
ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.


     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days, depending on the Fund and as described in each Fund's prospectus. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Portfolio of securities it owns, or the fair determination of the value of the Portfolio's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

  o Family members, as defined in the prospectus, of any of the above.


     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Portfolios' distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Portfolios or for services to the Portfolios and their shareholders in the year ending December 31, 2007 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectuses under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:

     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.

  o American Skandia Marketing, Inc.

  o Ameriprise Financial Services, Inc.

  o Bear, Stearns Securities Corp.


  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o Fidelity Investments Institutional Services Company, Inc.

  o Financial Network Investment Corp.

  o GWFS Equities, Inc.


  o GunnAllen Financial, Inc.

  o Hewitt Financial Services, LLC

  o ING Financial Partners, Inc.

  o Linsco/Private Ledger Corporation

  o Mellon Financial Markets, LLC

  o Merrill Lynch, Pierce, Fenner & Smith Incorporated

  o Morgan Stanley DW, Inc.

  o MSCS Financial Services, LLC

  o Multi-Financial Securities Corporation

  o Nationwide Investment Services Corp.

  o Pershing LLC

  o Prudential Investment Management Services, Inc.

  o Prudential Retirement Brokerage Services, Inc.

  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.

  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o UBS Financial Services Inc.


  o Valic Financial Advisors, Inc.

  o Wachovia Securities, LLC

  o Wells Fargo Investments, LLC

     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Portfolios and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Portfolios' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.


                            PORTFOLIO TRANSACTIONS

     Subject to the general supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Portfolios and arranges for the execution of portfolio security transactions on behalf of the Portfolios. The Portfolios purchase and sell their portfolio securities (i.e., shares of the Underlying Funds) by dealing directly with the issuers, the Underlying Funds. As a result, the Portfolios are not expected to incur brokerage commissions.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     -------------------
when the Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Portfolios whenever such changes are believed to be in the best interests of the Portfolios and their shareholders.

     The table below shows the Portfolios' portfolio turnover rate for the last three fiscal periods:


                                          FEBRUARY 29,      FEBRUARY 28,      FEBRUARY 28,      DECEMBER 31,
PORTFOLIO                                     2008              2007              2006*             2005
Life Stage - Conservative Portfolio               41%               24%              2%**               42%
Life Stage - Moderate Portfolio                   25%               25%              3%**               38%
Life Stage - Aggressive Portfolio                 28%               18%              1%**               42%


* In 2006, the Portfolios changed their fiscal year end from December 31 to February 28.
**   For the two-month fiscal period ended February 28, 2006.

                               PORTFOLIO EXPENSES

     From time to time, Funds Management may waive fees from a Portfolio in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Portfolio's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Portfolio); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Portfolio; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Portfolio's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Portfolio are charged against Portfolio assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Portfolios, in a manner proportionate to the net assets of each Portfolio, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES


     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Portfolios. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Portfolio shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Portfolio shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Portfolio shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.


     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Portfolios. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Portfolio, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Portfolios.


     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Portfolio qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Portfolio will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Portfolio even though each Portfolio is a series of the Trust. Furthermore, each Portfolio will separately determine its income, gains, losses and expenses for federal income tax purposes.


     In order to qualify as a RIC under the Code, each Portfolio must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Portfolio's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Portfolio must also diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Portfolio's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Portfolio controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Portfolio generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Portfolio meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Portfolio generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Portfolio may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Portfolio in the year they are actually distributed. If a Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Portfolio and its shareholders will be treated as if the Portfolio paid the distribution by December 31 of the first taxable year. Each Portfolio intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate portfolio-level federal income taxation of such income and gain. However, no assurance can be given that a Portfolio will not be subject to federal income tax.

     Moreover, a Portfolio may retain for investment all or a portion of its net capital gain. If a Portfolio retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Portfolio on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Portfolio will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     If, for any taxable year, a Portfolio fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Portfolio's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable to shareholders as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Portfolio may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Portfolio to the IRS. In addition, if a Portfolio which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Portfolio generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Portfolio had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Portfolio may use the so-called
     -----------------------
"equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Portfolio's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Portfolio to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Portfolio's total returns, it may reduce the amount that the Portfolio would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Portfolio shares on Portfolio distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Portfolio, and thus the Portfolio's use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Portfolio is permitted to carry forward a
     ---------------------------
net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Portfolio's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to portfolio-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Portfolios do not expect to distribute any such offsetting capital gains. The Portfolios cannot carry back or carry forward any net operating losses. As of February 29, 2008, the following Portfolios had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:



                                                    CAPITAL LOSS CARRY
PORTFOLIO                            YEAR EXPIRES        FORWARDS
       Life Stage - Moderate Portfol    2010             $442,953
                                        2011             $261,124



     If a Portfolio engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Portfolios have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

     Excise Tax. If a Portfolio fails to distribute by December 31 of each
     ----------
calendar year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Portfolio will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Portfolio generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Portfolio will not be subject to the excise tax. Moreover, each Portfolio reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Portfolio).

     Taxation of Investments. In general, realized gains or losses on the sale
     -----------------------
of securities held by an Underlying Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Underlying Fund has held the disposed securities for more than one year at the time of disposition.

     If an Underlying Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Underlying Fund may be required to annually include in its taxable (or, in the case of the Tax-Free Funds (defined below), distributable) income a portion of the OID as ordinary income, even though the Underlying Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by an Underlying Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Underlying Fund held the debt obligation. An Underlying Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by an Underlying Fund Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Underlying Fund which the Underlying Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Underlying Fund.

     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though an Underlying Fund holding such a security receives no interest payment in cash on the security during the year.

     If an Underlying Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Underlying Fund. Tax rules are not entirely clear about issues such as when an Underlying Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by an Underlying Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     If an option granted by an Underlying Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Underlying Fund of the option from its holder, the Underlying Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Underlying Fund in the closing transaction. Some capital losses realized by an Underlying Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by an Underlying Fund pursuant to the exercise of a covered call option granted by it, the Underlying Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Underlying Fund pursuant to the exercise of a put option written by it, the Underlying Fund generally will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by an Underlying Fund will be deemed "Section 1256 contracts." An Underlying Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require an Underlying Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Underlying Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

     Foreign currency gains and losses realized by an Underlying Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to
Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to an Underlying Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Underlying Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds an Underlying Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Underlying Fund or its shareholders in future years.

     Offsetting positions held by an Underlying Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If an Underlying Fund is treated as entering into a "straddle" and at least one (but not all) of the Underlying Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." An Underlying Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to an Underlying Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Underlying Fund, losses realized by the Underlying Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Underlying Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where an Underlying Fund had not engaged in such transactions.

     If an Underlying Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Underlying Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when an Underlying Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract;
(iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon an Underlying Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon an Underlying Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Underlying Fund's taxable year and the Underlying Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Portfolio may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Portfolio would have had if the Portfolio directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     In addition, an Underlying Fund's transactions in securities and certain types of derivatives (E.G., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Underlying Fund, defer losses to the Underlying Fund, cause adjustments to the holding periods of the Underlying Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

     Certain of an Underlying Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If an Underlying Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Underlying Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of the Portfolio's tax basis in its Underlying Fund shares, and (iii) thereafter, as capital gain. If an Underlying Fund's book income is less than taxable income, the Underlying Fund could be required to make distributions exceeding book income in order to qualify as a RIC.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Underlying Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Underlying Fund (as well as the status of a Portfolio investing in such Underlying Fund) as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Underlying Fund to qualify as a RIC may limit the extent to which an Underlying Fund will be able to engage in derivatives transactions.

     An Underlying Fund may invest in REITs. Investments in REIT equity securities may require an Underlying Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Underlying Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Underlying Fund's investments in REIT equity securities may at other times result in the Underlying Fund's receipt of cash in excess of the REIT's earnings if the Underlying Fund distributes these amounts, these distributions could constitute a return of capital to Underlying Fund shareholders for federal income tax purposes. Dividends received by the Underlying Fund from a REIT generally will not constitute qualified dividend income.

     An Underlying Fund may invest directly or indirectly (e.g., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, an Underlying Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Underlying Fund, then the Underlying Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Underlying Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Underlying Fund. The Underlying Funds have not yet determined whether such an election will be made. The foregoing rules will also apply If a "disqualified organization" is a record holder of a share in a Portfolio.

     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If an Underlying Fund acquires any equity interest in a PFIC, the Underlying Fund could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions could have been classified as capital gain.

     An Underlying Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Underlying Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Underlying Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, am Underlying Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Underlying Funds may involve complex tax rules that may result in income or gain recognition by the Underlying Funds without corresponding current cash receipts. Although the Underlying Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Underlying Funds, in which case the Underlying Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Underlying Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Considerations similar to those set forth above would apply to any investments made directly by a Portfolio. In addition, a Portfolio may receive taxable income or gain upon the receipt of distributions from an Underlying Fund or upon a sale, exchange or redemption of shares in an Underlying Fund. A redemption of shares in an Underlying Fund may be characterized as a dividend (taxable as ordinary income rather than capital gain) to the extent provided in the Code and Treasury Regulations.

     Taxation of Distributions. Distributions paid out of a Portfolio's current
     -------------------------
and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Portfolio, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Portfolio's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Portfolio's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Portfolio's earnings and profits, described above, are determined at the end of the Portfolio's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Portfolio's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Portfolio shares and then as capital gain. A Portfolio may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Portfolio owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Portfolio as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Portfolio's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Portfolio shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Portfolio will designate capital gain dividends, if any, in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio's taxable year.

     Income and capital gain received by a Portfolio from an Underlying Fund generally will be distributed by the Portfolio (after deductions for the Portfolio's allowable losses and expenses) and generally will be taxable to shareholders as described above. However, special rules may apply to Portfolio distributions attributable to Underlying Fund distributions and the extent to which such Portfolio distributions may result in qualified dividend income, the dividends-received deduction, and other tax consequences discussed herein. Accordingly, the tax consequences of an investment in a Portfolio may differ from, and may be less favorable than, the tax consequences of a direct investment in an Underlying Fund.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Portfolio earned on direct obligations of the U.S. government if the Portfolio meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Portfolio Shares. If a shareholder sells, pursuant
     ---------------------------------------
to a cash or in-kind redemption, or exchanges the shareholder's Portfolio shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Portfolio shares for more than one year at the time of the sale or exchange, and short-term otherwise.

     If a shareholder sells or exchanges Portfolio shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Portfolio or a different RIC, the sales charge previously incurred in acquiring the Portfolio's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Portfolio shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives, or is deemed to receive, a capital gain dividend with respect to any Portfolio share and such Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Portfolio share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

     Federal Income Tax Rates. As of the date of this SAI, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Portfolio in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Portfolio with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Portfolio's shares. If 95% or more of a Portfolio's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Portfolio's income is attributable to qualified dividend income, then only the portion of the Portfolio's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Portfolio from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Portfolio distributions as qualified dividend income are complex, including the holding period requirements. Individual Portfolio shareholders therefore are urged to consult their own tax advisers and financial planners. Underlying Funds that are income and bond funds typically do not distribute significant amounts of qualified dividend income.


     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.


     Backup Withholding. A Portfolio is generally required to withhold and
     ------------------
remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Portfolio shareholder if (i) the shareholder fails to furnish the Portfolio with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Portfolio that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Portfolio may be eligible for the dividends-received deduction on Portfolio distributions attributable to dividends received by the Portfolio from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Portfolio attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Portfolios are urged to consult their own tax advisers and financial planners.

     A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Portfolio may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Portfolio may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (I.E., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom a Portfolio obtains a properly completed and signed certificate of foreign status.

     Generally, subject to certain exceptions described below, distributions made to foreign shareholders will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Portfolio as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Portfolio's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Portfolio must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Portfolio's taxable year. Notwithstanding the foregoing, if any distribution described above is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders.

     In general, a foreign shareholder's capital gains realized on the disposition of Portfolio shares, capital gain dividends and, with respect to taxable years of a Portfolio beginning before January 1, 2008, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Portfolio obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Portfolio shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Portfolio shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If the requirements of clause (i) are met, the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder. If the requirements of clause (i) are not met but the requirements of clause (ii) are, such gains and distributions will be subject to federal income tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause (iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Portfolio. "Short-term capital gain dividends" are distributions attributable to a Portfolio's net short-term capital gain in excess of its net long-term capital loss and designated as such by the Portfolio in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio's taxable year. Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.

     Although pending legislation would retroactively extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends to either taxable years beginning before January 1, 2009 or taxable years beginning before January 1, 2010, as of the date of this SAI it is unclear whether such legislation will be enacted.

     In order to qualify for any exemption from withholding described above or for lower withholding tax rates under income tax treaties, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.

     In the case of shares held through an intermediary, even if a Portfolio makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

     Even if permitted to do so, the Portfolios provide no assurance that they will designate any dividends as interest-related dividends or short-term capital gain dividends.

     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. Special tax rules also apply to the sale of shares in a U.S. real property holding corporation ("USRPHC"). However, the Portfolios do not expect such special tax rules to apply because the Portfolios do not expect to be QIEs or USRPHCs.


     Special rules apply to foreign partnerships and those holding Portfolio shares through foreign partnerships.


     As mentioned earlier, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.

     Tax-Deferred Plans. Shares of the Portfolios may be available for a
     ------------------
variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Portfolio shares through such plans and/or accounts.

     Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax
     -----------------------
advisers and financial planners regarding the tax consequences to them of an investment in the Portfolios. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs which invest directly or indirectly in residual interests in REMICs or in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ---------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Portfolios of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Portfolio shareholders, without regard to any relationship that any affiliated person of the Portfolio (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Portfolios' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Portfolio. While each Portfolio does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.


     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Portfolios of the Trusts.


     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Portfolios and in the best interests of Portfolio shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.


     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Portfolio's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Portfolio's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Portfolios (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Portfolios voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Portfolios' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS


I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.


Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.


III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.


Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Sub-Advisers. Sub-advisers shall have full daily access to Fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.
    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C.to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSRO's") may receive full Fund holdings for rating purposes.

V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.


                                 CAPITAL STOCK

     The Portfolios are three series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (E.G., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     All shares of a Portfolio have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Portfolio's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Portfolio involved. Additionally, approval of an advisory agreement, since it affects only one Portfolio, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders. The term "majority," when referring to approvals to be obtained from shareholders of the Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Portfolio represents an equal proportional interest in the Portfolio with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Portfolio are entitled to receive the assets attributable to that Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.


     Set forth below as of June 3, 2008, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Portfolio and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Portfolio as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Portfolio is known by the Trust to have beneficial ownership of such shares.

                             5% OWNERSHIP AS OF JUNE 3, 2008



                                                                     PERCENTAGE
                                                                         OF
                                                                       CLASS/
PORTFOLIO                     NAME AND ADDRESS                       PORTFOLIO
------------------------      --------------------------------      -----------
CONSERVATIVE PORTFOLIO
 Investor Class               WELLS FARGO BANK NA FBO                   8.72%
                              RPS STRONG CONSERVATIVE BALANCE
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
MODERATE PORTFOLIO
 Investor Class               WELLS FARGO BANK NA FBO                   9.40%
                              RPS STRONG MODERATE PORTFOLIO
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
AGGRESSIVE PORTFOLIO
 Investor Class               NONE                                     NONE



     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a Portfolio, or is identified as the record owner of more than 25% of a Portfolio and has voting and/or investment powers, it may be presumed to control such Portfolio. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Portfolio shareholders.


                               OTHER INFORMATION


     The Trust's Registration Statement, including the Prospectus(es) and SAI for the Portfolios and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION


     The audited financial statements for the Portfolios for the fiscal year ended February 29, 2008, are hereby incorporated by reference to the Portfolios' Annual Report.

                                    APPENDIX

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Portfolios, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolios. The adviser will consider such an event in determining whether the Portfolio involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

CORPORATE BONDS
---------------

     S&P
     ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.


     FITCH
     -----


     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.


     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.


     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

     SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
     ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, E.G. A1+, A1, A2 and A3.

                      STATEMENT OF ADDITIONAL INFORMATION


                                  July 1, 2008


                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

          WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET FUND
          WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE MONEY MARKET TRUST
            WELLS FARGO ADVANTAGE CASH INVESTMENT MONEY MARKET FUND
               WELLS FARGO ADVANTAGE GOVERNMENT MONEY MARKET FUND
              WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND/SM/
               WELLS FARGO ADVANTAGE MINNESOTA MONEY MARKET FUND
                    WELLS FARGO ADVANTAGE MONEY MARKET FUND
                    WELLS FARGO ADVANTAGE MONEY MARKET TRUST
               WELLS FARGO ADVANTAGE MUNICIPAL MONEY MARKET FUND
           WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET FUND
           WELLS FARGO ADVANTAGE NATIONAL TAX-FREE MONEY MARKET TRUST
             WELLS FARGO ADVANTAGE OVERLAND EXPRESS SWEEP FUND/SM/
            WELLS FARGO ADVANTAGE PRIME INVESTMENT MONEY MARKET FUND
             WELLS FARGO ADVANTAGE TREASURY PLUS MONEY MARKET FUND
             WELLS FARGO ADVANTAGE 100% TREASURY MONEY MARKET FUND

CLASS A, CLASS B, ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, INVESTOR CLASS,
                  SELECT CLASS, SERVICE CLASS AND SINGLE CLASS


     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about fifteen series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund, except the California Tax-Free Money Market Fund, California Tax-Free Money Market Trust and Minnesota Money Market Fund, is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares.


                                           CLASS   CLASS   ADMINISTRATOR   INSTITUTIONAL   INVESTOR   SERVICE   SELECT   SINGLE
FUNDS                                        A       B         CLASS           CLASS         CLASS     CLASS     CLASS   CLASS
 California Tax-Free Money Market Fund       o                                   o                       o
 California Tax-Free Money Market Trust                                                                                    o
 Cash Investment Money Market Fund                               o               o                       o         o
 Government Money Market Fund                o                   o               o                       o
 Heritage Money Market Fund                                      o               o                                 o
 Minnesota Money Market Fund                 o
 Money Market Fund                           o       o                                         o
 Money Market Trust                                                                                                        o
 Municipal Money Market Fund                                                     o             o
 National Tax-Free Money Market Fund         o                   o               o                       o
 National Tax-Free Money Market Trust                                                                                      o
 Overland Express Sweep Fund                                                                                               o
 Prime Investment Money Market Fund                                              o                       o
 Treasury Plus Money Market Fund             o                   o               o                       o
 100% Treasury Money Market Fund             o                                                           o


     This SAI is not a prospectus and should be read in conjunction with the Funds' prospectuses (the "prospectuses") dated July 1, 2008. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended February 29, 2008, and the unaudited financial statements for the Funds for the semi-annual period ended August 31, 2007, are hereby incorporated by reference to the Funds' Annual Reports and Semi-Annual Reports. The prospectuses, Annual Reports and Semi-Annual Reports may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.
MMFS/FASAI08 (07/08)

                              TABLE OF CONTENTS


                                                                    PAGE
                                                                    -----
HISTORICAL FUND INFORMATION                                            1
 Fundamental Investment Policies                                       2
 Non-Fundamental Investment Policies                                   3
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                   4
SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS     10
SPECIAL CONSIDERATIONS AFFECTING MINNESOTA MUNICIPAL OBLIGATIONS      18
MANAGEMENT                                                            19
 Trustees and Officers                                                19
 Investment Adviser                                                   22
 Investment Sub-Adviser                                               25
 Administrator                                                        26
 Distributor                                                          29
 Custodian                                                            31
 Fund Accountant                                                      32
 Transfer and Distribution Disbursing Agent                           32
 Underwriting Commissions                                             32
 Code of Ethics                                                       32
 Capital Support Agreement                                            32
DETERMINATION OF NET ASSET VALUE                                      33
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                        34
PORTFOLIO TRANSACTIONS                                                37
FUND EXPENSES                                                         39
FEDERAL INCOME TAXES                                                  39
PROXY VOTING POLICIES AND PROCEDURES                                  48
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS     50
CAPITAL STOCK                                                         52
OTHER INFORMATION                                                     61
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                         61
FINANCIAL INFORMATION                                                 62
APPENDIX                                                             A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.


     The Funds described in this SAI, except the Minnesota Money Market Fund, was created as part of either the reorganization of the Stagecoach family of funds that were advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian"), and the Norwest Advantage family of funds that were advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex, or the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the WELLS FARGO ADVANTAGE FUNDS/SM/, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The Reorganization followed the merger of the advisers' parent companies. The reorganization between Strong and the WELLS FARGO ADVANTAGE FUNDS followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.


     The chart below indicates the predecessor Stagecoach, Norwest and Strong Funds that are the accounting survivors of the WELLS FARGO ADVANTAGE FUNDS, as applicable.

WELLS FARGO ADVANTAGE FUNDS              PREDECESSOR FUNDS
--------------------------------------   -----------------------------------------------------------
California Tax-Free Money Market Fund    Stagecoach California Tax-Free Money Market Fund
California Tax-Free Money Market Trust   Stagecoach California Tax-Free Money Market Trust
Cash Investment Money Market Fund        Norwest Cash Investment Fund
Government Money Market Fund             Norwest U.S. Government Fund
Heritage Money Market Fund               Strong Heritage Money Market Fund
Money Market Fund                        Stagecoach Money Market Fund
Money Market Trust                       Stagecoach Money Market Trust
Municipal Money Market Fund              Strong Municipal Money Market Fund
National Tax-Free Money Market Fund      Norwest Municipal Money Market Fund
National Tax-Free Money Market Trust     Stagecoach National Tax-Free Money Market Trust
Overland Express Sweep Fund              Stagecoach Overland Express Sweep Fund
Prime Investment Money Market Fund       Norwest Ready Cash Investment Fund (Public Entities Shares)
Treasury Plus Money Market Fund          Stagecoach Treasury Plus Money Market Fund
100% Treasury Money Market Fund          Norwest Treasury Fund

     The CALIFORNIA TAX-FREE MONEY MARKET FUND commenced operations on November 8, 1999 as successor to the California Tax-Free Money Market Fund of Stagecoach. The predecessor Stagecoach California Tax-Free Money Market Fund was originally organized as a fund of Stagecoach and commenced operations on January 1, 1992.

     The CALIFORNIA TAX-FREE MONEY MARKET TRUST commenced operations on November 8, 1999 as successor to the California Tax-Free Money Market Trust of Stagecoach. The predecessor Stagecoach California Tax-Free Money Market Trust was originally organized on May 5, 1997.

     The CASH INVESTMENT MONEY MARKET FUND commenced operations on November 8, 1999 as successor to the Administrative, Service and Institutional Class shares of the Prime Money Market Fund of Stagecoach and the Service Class shares of the Cash Investment Fund of Norwest. (The Administrative Class shares were merged into the Service Class at this time.) The predecessor Norwest Cash Investment Fund, which is considered the surviving entity for accounting purposes, commenced operations on October 14, 1987.

     The GOVERNMENT MONEY MARKET FUND commenced operations on November 8, 1999 as successor to the Government Money Market Fund of Stagecoach and the U.S. Government Fund of Norwest. The predecessor Norwest U.S. Government Fund, which is considered the surviving entity for accounting purposes, commenced operations on November 16, 1987.

     The HERITAGE MONEY MARKET FUND commenced operations on April 11, 2005, as successor to the Strong Heritage Money Market Fund. The predecessor Strong Heritage Money Market Fund commenced operations on June 29, 1995.

     The MINNESOTA MONEY MARKET FUND commenced operations on August 14, 2000.

     The MONEY MARKET FUND commenced operations on November 8, 1999 as successor to the Class A shares of the Prime Money Market Fund of Stagecoach, the Money Market Fund of Stagecoach and the Ready Cash Investment Fund of Norwest. The predecessor Stagecoach Money Market Fund, which is considered the surviving entity for accounting purposes, commenced operations on July 1, 1992.

     The MONEY MARKET TRUST commenced operations on November 8, 1999 as successor to the Money Market Trust of Stagecoach. The Stagecoach Money Market Trust commenced operations on September 6, 1996 as successor to the Money Market Trust of Pacifica Funds Trust ("Pacifica"). The Pacifica portfolio commenced operations on October 1, 1995 as the successor to the Money Market Fund of Westcore Trust, which originally commenced operations on September 17, 1990.

     The MUNICIPAL MONEY MARKET FUND commenced operations on April 11, 2005, as successor to the Strong Municipal Money Market Fund. The predecessor Strong Municipal Money Market Fund commenced operations on October 23, 1986.

     The NATIONAL TAX-FREE MONEY MARKET FUND commenced operations on November 8, 1999 as successor to the Institutional Class shares of the National Tax-Free Money Market Fund of Stagecoach and the Service Class shares of the Municipal Money Market Fund of Norwest. The predecessor Norwest Municipal Money Market Fund, which is considered the surviving entity for accounting purposes, commenced operations on January 7, 1988. The Fund changed its name from the National Tax-Free Institutional Money Market Fund to the National Tax-Free Money Market Fund effective July 28, 2003.

     The NATIONAL TAX-FREE MONEY MARKET TRUST commenced operations on November 8, 1999 as successor to the National Tax-Free Money Market Trust of Stagecoach. The predecessor Stagecoach National Tax-Free Money Market Trust was originally organized as a fund of Stagecoach and commenced operations on November 10, 1997.

     The OVERLAND EXPRESS SWEEP FUND commenced operations on November 8, 1999 as successor to an investment portfolio originally organized on October 1, 1991 as the Overland Sweep Fund (the "predecessor portfolio") of Overland Express Funds, Inc. ("Overland"), an open-end management investment company formerly advised by Wells Fargo Bank. Effective December 15, 1997, the Overland predecessor portfolio was reorganized as the predecessor Overland Express Sweep Fund of Stagecoach.

     The PRIME INVESTMENT MONEY MARKET FUND commenced operations on November 8, 1999 as successor to the Ready Cash Investment Fund of Norwest. The predecessor Norwest Ready Cash Investment Fund was originally organized as a fund of Norwest and commenced operations on September 2, 1998.

     The TREASURY PLUS MONEY MARKET FUND commenced operations on November 8, 1999 as successor to the Administrative, Service and Institutional Class shares of the Treasury Plus Money Market Fund of Stagecoach and the Service Class shares of the Treasury Plus Fund of Norwest. The predecessor Stagecoach Treasury Plus Money Market Fund, which is considered the surviving entity for accounting purposes, commenced operations on October 1, 1985. The Fund changed its name from the Treasury Plus Institutional Money Market Fund to the Treasury Plus Money Market Fund effective July 28, 2003.

     The 100% TREASURY MONEY MARKET FUND commenced operations on November 8, 1999 as successor to the Treasury Fund of Norwest. The predecessor Norwest Treasury Fund was originally organized as a fund of Norwest and commenced operations on December 3, 1990.

Fundamental Investment Policies
-------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) investments in municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-government issuers), (iv) investments in repurchase agreements provided further that each Fund reserves freedom of action to concentrate in the obligations of domestic banks (as such term is interpreted by the Securities and Exchange Commission (the "SEC")) or its staff); and provided further that each of the California Tax-Free Money Market Fund, the California Tax-Free Money Market Trust, the Minnesota Money Market Fund, the National Tax-Free Money Market Fund and the National Tax-Free Money Market Trust (a) may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of non-government issuers conducting their principal business activity in the same industry and (b) may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects;


     (2) except for the California Tax-Free Money Market Fund, California Tax-Free Money Market Trust and Minnesota Money Market Fund, purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;


     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;


     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or


     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments;


     (9) with respect to the California Tax-Free Money Market Fund, the California Tax-Free Money Market Trust, the National Tax-Free Money Market Fund, and the National Tax-Free Money Market Trust, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which (i) is exempt from federal income tax (including federal alternative minimum tax ("AMT")), and (ii) for the state-specific Funds, in investments the income from which is also exempt from such state's income tax; nor


     (10) with respect to the Municipal Money Market Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in municipal obligations that pay interest exempt from federal income tax, but not necessarily the federal AMT; nor

     (11) with respect to the Minnesota Money Market Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments exempt from Minnesota individual income taxes.

Non-Fundamental Investment Policies
-----------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Fund may not invest or hold more than 10% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (4) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (5) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (6) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (7) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
"Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS


     Set forth below are descriptions of permitted investment activities for the Funds and their associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Funds is subject to the limitations as described in this section and elsewhere in this SAI and/or the accompanying Prospectuses. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Fund's Prospectus apply at the time of purchase of a security.


DEBT SECURITIES
----------------

Asset-Backed Securities
-----------------------

     Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security in its related securitization transaction will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets in securitization transactions in which asset-backed securities are issued include consumer loans or receivables, home equity loans, automobile loans or leases, timeshares, and other types of receivables or assets.

     While each asset-backed security is issued with a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying pool of assets in a securitization. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities from the securitization to pay-down in full prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates.

     Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often subject to some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.


     In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectus(es), asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.


Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Commercial Paper
----------------

     Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Investments by the Funds in commercial paper will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

Corporate Debt Securities
-------------------------

     Certain of the debt instruments purchased by the Funds may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain corporate debt securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Corporate debt securities which are rated "Baa" by Moody's are considered medium grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Floating- and Variable-Rate Obligations
---------------------------------------

     Certain Funds may purchase floating- and variable-rate obligations such as demand notes, bonds, and commercial paper. These obligations may have stated maturities in excess of 397 days to the extent permitted by Rule 2a-7 under the 1940 Act. They may permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days. The Funds may only invest in floating- or variable-rate securities that bear interest at a rate that resets based on standard money market rate indices or which are remarketed at current market interest rates. The issuer of such obligations may have a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

          The adviser, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

Foreign Government Securities
-----------------------------

     Foreign government securities investments include the securities of "supranational" organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the adviser believes that the securities do not present risks inconsistent with a Fund's investment objective.

Foreign Obligations and Securities
-----------------------------------

     Investments in foreign obligations and securities include high-quality, short-term (thirteen months or less) debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Letters of Credit
-----------------

     Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings banks and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Mortgage-Related Securities
---------------------------

     Certain Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as such as other fixed-income securities.

          Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Municipal Bonds
---------------

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.

     Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's federal alternative minimum taxable income. Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Municipal Notes
----------------


     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (I.E., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (I.E., market risk).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

          A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

          Each Fund may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained.


Structured Investment Vehicles
------------------------------

     The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles, or "SIVs". SIVs invest in a pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.


Unrated and Downgraded Investments
----------------------------------

     The Funds may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds. The Funds may purchase unrated instruments only if they are purchased in accordance with the Funds' procedures adopted by the Board in accordance with Rule 2a-7 under the 1940 Act. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks," immediate sale of such security is not required, provided that the Board has determined that disposal of the portfolio security would not be in the best interests of the Fund.

U.S. Government and U.S. Treasury Obligations
---------------------------------------------

     Certain Funds may invest in obligations of agencies and instrumentalities of the U.S. Government ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and Government National Mortgage Association ("GNMA") certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association ("FNMA") notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

OTHER INVESTMENTS AND TECHNIQUES
---------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Diversification
---------------

     The California Tax-Free Money Market Fund, California Tax-Fee Money Market Trust and the Minnesota Money Market Fund are non-diversified, which means that they have greater latitude than a diversified fund with respect to the investment of their assets in the securities of relatively few municipal issuers. As non-diversified portfolios, these Funds may present greater risks than a diversified fund. However, each Fund intends to comply with applicable diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), as discussed further below under "Federal Income Taxes."

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Funding Agreements
------------------

     Funding agreements are investment contracts with insurance companies which pay interest at a fixed, variable, or floating rate, and pay principal on a certain mutually agreeable maturity date. The term to maturity cannot exceed 397 days. Funding agreements may or may not allow the Fund to demand repayment of principal after an agreed upon waiting period or upon certain other conditions. The insurance company may also have a corresponding right to prepay the principal with accrued interest upon a specified number of days' notice to the Fund. The maturity date of some funding agreements may be extended upon the mutual agreement and consent of the insurance company and the Fund.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 10% of its net assets in illiquid securities.

Other Investment Companies
--------------------------

     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

Restricted Securities
----------------------

     Certain Funds may invest in certain restricted securities, including those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities") and commercial paper issued in reliance on Section 4(2) of the 1933 Act ("4(2) Paper"). Rule 144A Securities and 4(2) Paper ("Restricted Securities") are not publicly traded, and thus the liquidity of the market for such securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Restricted Securities that are "illiquid" are subject to the Funds' policy of not investing or holding more than 10% of net assets in illiquid securities. The investment adviser, under guidelines approved by the Board, will evaluate the liquidity characteristics of each Restricted Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Restricted Security; (2) the number of dealers willing to purchase or sell the Restricted Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Restricted Security; and (4) the nature of the Restricted Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Restricted Security, the method of soliciting offers and the mechanics of transfer). In order for the adviser to determine that 4(2) Paper is liquid, the adviser must find that, in addition to satisfying the factors identified above, the following conditions are met: (1) the 4(2) Paper must not be traded flat or be in default as to principal or interest; and (2) the 4(2) Paper must be rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO rates the 4(2) Paper, by that NRSRO; or if the 4(2) Paper is unrated, the Board must have determined that the security is of equivalent quality.

Variable Rate and Amount Master Notes
-------------------------------------

     Certain Funds may invest in variable amount master demand notes, obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and the Funds whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

     Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities
-------------------------------------------------------

     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

       SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS

     In addition to the general financial condition of the State, certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. This summary does not purport to be a comprehensive description of all relevant facts. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of November 1, 2007. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.


General Economic Factors
-------------------------


     The economy of the State of California is the largest among the 50 States and is one of the largest in the world, with prominence in the high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services sectors. The State's General Fund depends heavily on revenue sources that are cyclical, notably personal income and sales taxes. Beginning in 2001, California's economy slid into recession, and as thousands of jobs were lost and capital gains taxes on stock transfers dropped, General Fund revenues sharply declined. For fiscal years ending June 2002, 2003 and 2004, revenue projections repeatedly proved too optimistic and shortfalls resulted. The State's economy began to improve in 2004 and grew at a solid pace, resulting in General Fund revenues that exceeded 2005-06 Budget forecasts. The 2006-07 fiscal year began with a balance of $10.5 billion. During the 2006-07 fiscal year, California's economic expansion slowed due to a cooling real estate market and rising fuel prices, and revenue growth has fallen. The housing downtown continues to slow the California economy through 2007 and the first five months of 2008. In the May revision of the 2008-09 proposed budget, the Governor's office projects that the California economy will continue to grow slowly in calendar years 2008 and 2009, with the State's unemployment rate increasing in both years.


     Fluctuations in General Fund revenues are more pronounced than the volatility in California's overall economy and more substantial than the revenue fluctuations in other states, according to a January 2005 study by the Legislative Analyst's Office ("LAO"), a nonpartisan agency. The budgetary stresses resulting from dependence on cyclical revenue sources have been compounded by an underlying budget imbalance in which anticipated revenues fall short of spending commitments, some of which increase annually by law regardless of revenue.


     The housing slump, higher energy prices and lower vehicle sales have contributed to a slowdown in taxable sales growth and personal income growth in the State. After growing by 4.2 percent in 2006, taxable sales increased by only 0.2 percent in 2007 in California. New vehicle registration in California fell 2.3 percent in 2006 and 6.5 percent in 2007. California personal income grew by 5.9 percent in 2007, as compared to 6.5 percent in 2006.

     Labor markets also weakened in California. The State's unemployment rate was 5.4 percent in 2007, and increased to 6.2 percent as of April 1, 2008. The annual average of nonfarm payroll employment increased by 102,900, or 0.7 percent in 2007, down from an increase of 259,000, or 1.7 percent, in 2006. Eight of the 11 major industry sectors saw employment grow in 2007. Average monthly job gains in California slowed from 13,800 in 2006 to 3,400 in 2007. In the first four months of 2008, the State lost 2,200 jobs per month on average.

     Following several years of record sales and soaring pricings, existing home sales and new residential construction in California slowed considerably in 2006 and 2007, and the housing slump is continuing into 2008. Sales of existing single-family detached homes were down 26 percent in 2007, and 21 percent for the first four months of 2008, as compared to the same periods in 2006. New housing permits were down 37 percent in 2007, and 60 percent for the first four months of 2008, as compared to the same periods in 2006. The median price of sold existing homes was $403,870 in April 2008, 32 percent lower than a year ago.

     The problems with sub prime mortgages and the related financial market volatility, credit tightening and rising mortgage foreclosures have worsened the housing sector downturns and risk further deterioration of the State's economy. Increases in subprime mortgage rates and falling home prices have resulted in record mortgage delinquencies and home foreclosures in California. The housing sector's woes are projected to continue into 2009. Home values may decrease further before real estate markets and home building return to normal. Until then, the California Department of Finance projects that the housing sector will be a significant drag on the State's economic growth.


Bond Ratings
------------

     Three major credit rating agencies, Moody's, S&P and Fitch, assign ratings to California long-term general obligation bonds. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

     In May 2006, Moody's upgraded the credit rating of the State's general obligation bonds from A2 to A1, because of a strong economy and growing tax revenue. Also in May 2006, S&P upgraded its rating from A to A+, citing California's "strong economic growth in almost all sectors," and its recent revenue surge, which led to a higher than expected general fund balance and reduced the State's structural deficit. In June 2006, Fitch upgraded the rating of the same bonds from A to A+, citing the State's continuing economic recovery, strong revenue performance, and continued progress in reducing fiscal imbalances. The foregoing ratings have not been updated for the past two years and it is not possible to determine whether or the extent to which Moody's, S&P or Fitch will change such ratings in the future.

     Notwithstanding the upgrades by the rating services, California's general obligation bonds currently have lower ratings than all rated states other than Louisiana. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Downgrades may negatively impact the marketability and price of securities in the Fund's portfolio.


     STATE FINANCES. The monies of California are segregated into the General Fund and approximately 900 Special Funds. The General Fund consists of the revenues received by the State's Treasury that are not otherwise required by law to be credited to another fund, as well as earnings from State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the State. Monies in the General Fund are appropriated pursuant to constitutional mandates or by legislation.

     The unreserved fund balance of the General Fund is known as the Special Fund for Economic Uncertainties ("SFEU"). The SFEU consists of the residual of total resources after total expenditures and all legal reserves. The State draws on the SFEU to fund general activities when revenues decline or expenditures unexpectedly increase. Any appropriation from the SFEU is an appropriation from the General Fund for budgeting and accounting purposes.


     A new "rainy day" reserve fund called the Budget Stabilization Account ("BSA") was created in 2004 with the successful passage of Proposition 58. The State is required to contribute to the BSA 1 percent of revenues in 2006-07, 2 percent in 2007-08, and 3 percent in subsequent years, subject to a cap. Part of the BSA is dedicated to repayment of $11 billion of economic recovery bonds
(ERBs), which were authorized by voters and sold in fiscal year 2003-04 to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations taken prior to June 2004; the fund will also be used to cushion future economic downturns or remediate natural disasters.

     THE STATE BUDGET. California's fiscal year runs from July 1 to the following June 30. The January before the existing budget expires, the Governor proposes a new budget. The Governor's proposal is based on assumptions about the budget act then in effect, is updated in May, and is subject to negotiation with the Legislature before enactment in the summer. Pursuant to Proposition 58, which was adopted by voters in March 2004, the Legislature is required to enact a budget in which General Fund expenditures do not exceed estimated General Fund revenues and fund balances at the time of passage. Previously, governors were required to propose balanced budgets, but the Legislature could enact a deficit budget. The balanced budget determination for Proposition 58 is made by subtracting expenditures from all previous revenue sources, including prior year balances. Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. To pass a budget act requires a two-thirds vote in the Legislature. The Governor may reduce or eliminate specific line items in the budget act without vetoing the entire act; these line-item vetoes are subject to override by a two-thirds vote in each house of the Legislature.

     FISCAL YEAR 2007-08 BUDGET. The 2007-08 Budget Act, enacted on August 24, 2007 (the "2007-08 Budget"), projected revenues to increase 6.0 percent, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08, and expenditures to increase 0.6 percent, from $101.7 billion in fiscal year 2006-07 to $102.3 billion in fiscal year 2007-08. The spending growth reflected spending increases for a variety of State programs, including increased education and transportation funding, and the prepayment of $1 billion of ERBs. The 2007-08 Budget assumed that the State General Fund would end fiscal year 2006-07 with a positive reserve of $4.1 billion.

     Some of the revenue and cost assumptions reflected in the 2007-08 Budget were uncertain at the time of enactment. Specifically, since the enactment of the 2007-08 Budget, slower rates of economic growth, softening state revenues and increased costs have eroded the reserves and, if left unaddressed, would create a budget gap of $24.3 billion for the 2008-09 fiscal year according to the Governor's office. The single largest factor identified by the Governor's office in its May revision to the 2008-09 budget (the "May Revision") is a $6.0 billion decrease in estimated General Fund revenues resulting from a weaker than anticipated economic conditions in the State.

     To partly address the budgetary imbalance, in February 2008, the Governor authorized the sale of $3.3 billion in ERBs, the remaining balance of deficit financing bonds approved by the voters in 2004. In addition, the Governor has increased General Fund resources by permanently transferring back $1.5 billion from the BSA "rainy day" reserve. The Governor also called a special session of the Legislature to make immediate spending cuts. Other measures designed to address the remaining projected shortfall are proposed in the May Revision.

     PROPOSED FISCAL YEAR 2008-09 BUDGET. On January 10, 2008, the Governor released his proposal for the 2008-09 fiscal year budget. The 2008-09 budget, as revised by the 2008-09 May Revision released on May 14, 2008 (the "2008-09 Budget"), assumes that the State General Fund will end fiscal year 2007-08 with a positive reserve of $1.7 billion. The 2008-09 Budget calls for total expenditures of $103.0 billion from the General Fund, an increase of 1.8 percent compared with revised estimates for fiscal year


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2007-08. The 2008-09 Budget projects revenues of $101.8 billion, a decrease of
1.6 percent compared with revised estimates for fiscal year 2007-08, leaving an anticipated 2008-09 fiscal year end positive reserve of $2.0 billion. The 2008-09 Budget fully funds the minimum education funding required by Proposition 98 with $1.8 billion in General Fund dollars for K-12 education and community colleges.

     For the 2008-09 Budget, the Governor has proposed a combination of spending cuts and revenue solutions to bring the budget into balance, including the following:

     an average 10 percent across-the-board reduction to all General Fund departments and programs, except where such a reduction is in conflict with the State constitution or impractical, and other reductions in spending, including $627 million in additional reductions to health and human service programs;

  o proposed changes to provide operational flexibility in the California lottery and a proposal to securitize future revenues resulting from the projected improved performance of the lottery;

  o cash management solutions to address the deterioration of the budget reserve in the current year including the issuance of $3.3 billion of ERBs in February 14, 2008 and delaying disbursement of deferred apportionments for K-12 schools and community colleges and other disbursements in the start of the 2008-09 fiscal year; and

  o suspension of the transfer of $1.5 billion from the General Fund to the BSA.

     In the "Overview of the 2008-09 May Revision" released on May 19, 2008, the LAO stated that its current- and budget-year economic and revenue forecasts are similar to those of the administration and that the spending projections in the 2008-09 Budget are generally reasonable. The LAO concluded that if the Legislature were to adopt all of the Governor's budget proposals and policies and they work as intended, the LAO projects that the State's year-end 2008-09 reserve would be about $500 million lower than the Governor's projection. The report also addresses the Governor's proposal to securitize lottery proceeds to help balance the budget. Specifically, although the LAO acknowledges that lottery securitization may be "a reasonable way to help balance the budget," the LAO stated, however, that the Governor's plans makes "overly optimistic and potentially unobtainable assumptions about the ability of the lottery to increase its profits" and, therefore, "there is a very strong likelihood that distributions to public education would fall well short of the $1.2 billion per year targeted by the administration," which could result in new spending pressures from the General Fund.


     FUTURE BUDGETS. We cannot predict what actions will be taken in the future by the State Legislature, the Governor and voters to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

     STATE INDEBTEDNESS. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. In the 2007 Debt Affordability Report released in October 2007, the Treasurer adopted a fundamentally different approach to measuring debt affordability. In prior years, the Treasurer measured affordability based upon a debt ratio of debt service payments as a percentage of General Fund revenues. The 2007 Debt Affordability Report concluded that the right amount of debt "is not indicated by any one ratio or percentage" and, instead, examined debt affordability from a public policy perspective. The Treasurer predicted a $14.6 billion gap by the 2027-28 fiscal year between General Fund revenues and the combined costs of operating expenditures and debt service. This imbalance over the 20-year forecast period is equal, on average, to an annual General Fund revenue shortfall of 3.5 percent. The Treasurer concluded that, although the 3.5 percent yearly shortfall should not be an insurmountable problem, the State will not be able to afford both debt service and operating expenditures for programs unless it addresses the substantial, persistent budgetary imbalance.


     GENERAL OBLIGATION BONDS. California's capacity to issue general obligation bonds is described in the State Constitution. General obligation indebtedness of the State may not be created without the approval of a majority of voters. Debt service on general obligation bonds is the second charge to the General Fund after the support of the public school system and public institutions of higher education. General obligation bond authorizing acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds be paid from the General Fund. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of May 1, 2008, the State had outstanding approximately $57.6 billion aggregate principal amount of voter-authorized general obligation bonds (including the $10.0 billion of ERBs). As of May 1, 2008, there were unused voter authorizations for the future issuance of approximately $58.3 billion long-term general obligation bonds.


     In response to the Governor's proposal for a $220 billion infrastructure plan, the Legislature approved a $115.8 billion Strategic Growth Plan, which includes $50.1 billion in existing funding, $28.4 billion in new leveraged funding sources, and approximately $37.3 billion in new general obligation bonds that were approved by voters as four propositions on the November 2006 ballot. The four propositions are dedicated to the following programs: (i) $19.9 billion for transportation improvements, air quality and port security,
(ii) $10.4 billion for school modernization and construction, (iii) $4.1 billion for flood control and prevention and levee repair, and (iv) $2.9 billion for affordable housing programs.

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



     Other significant new general obligation bond authorizations include $5.4 billion in bonds for water quality and flood control approved by voters on the November 2006 ballot. Court challenges to the $3 billion, 10-year bond program to support stem cell research ended in May 2007, and the State began issuing the first $250 million tranche in October, 2007. Proceeds of the initial issuance will be used in part to repay a $150 million loan from the State General Fund to support the research while litigation was pending. The State Treasurer's Office estimates that approximately $8.25 billion of new general obligation and lease-revenue bonds will be sold in fiscal year 2007-08, of which approximately $6.75 billion has been issued through May 31, 2008. In addition, the November 2008 general election ballot will contain a $9.95 billion bond measure to finance a portion of the cost of a high speed rail system connecting Northern and Southern California and initiative measures to authorize $980 million of general obligation bonds to finance children's hospitals and $5 billion of general obligation bonds to fund subsidies for the purchase of high fuel economy or alternate fuel vehicles and research on alternate fuels.

     COMMERCIAL PAPER. Voter-approved general obligation indebtedness may be issued as commercial paper notes for some bond issues. Pursuant to the terms of the bank credit agreement supporting the general obligation commercial paper program, not more than $2.5 billion in general obligation commercial paper notes may be outstanding at any time. As of May 1, 2008, the State had $933.0 million aggregate principal amount of general obligation commercial paper notes outstanding

     LEASE-REVENUE BONDS. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-revenue bonds. The State had approximately $7.9 billion General Fund-supported lease-revenue debt outstanding at May 1, 2008.

     NON-RECOURSE DEBT. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had outstanding about $50.7 billion in aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund as of December 31, 2007.

     ECONOMIC RECOVERY BONDS. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. In addition, the ERBs are secured by the State's full faith and credit. The State issued $10.9 billion principal amount of ERBs, which resulted in net proceeds to the General Fund of approximately $11.3 billion during the 2003-04 fiscal year. To relieve cash flow and budgetary shortfalls identified in the Governor's 2008-09 Budget, on February 14, 2008, the State issued an additional $3.2 billion of ERBs, resulting in deposits into the General Fund of $3.3 billion. No additional ERBs may be issued under Proposition 57, except for any refunding bonds that may be issued in the future. Approximately $2.9 billion of ERBs have been or will be retired early through redemptions during fiscal years 2005-06, 2006-07 and 2007-08, with an additional $500 million expected to be redeemed by July 1, 2008.


     TOBACCO SETTLEMENT REVENUE BONDS. In 1998 the State signed a settlement agreement with four major cigarette manufacturers, which agreed to make payments to the State in perpetuity. In 2002, the State authorized the sale of revenue bonds secured by the tobacco settlement revenues. On March 14, 2007, the State completed a refinancing of the bonds, which included a covenant that the Governor will request a General Fund appropriation to pay debt service and related costs if revenues fall short. The Legislature is not obliged to make a requested appropriation, and the tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions. The refinancing generated additional proceeds of approximately $1.258 billion for General Fund purposes. In 2006, the participating manufacturers contended they lost market share and the amount of tobacco revenues decreased by approximately $50 million, but the amounts received were still in excess of the required debt service payments. No impact to the General Fund is expected for the 2006-07 or 2007-08 fiscal years. The State attorney general is undertaking to compel the manufacturers to pay without any downward adjustments for loss of market share.


     CASH FLOW BORROWINGS. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State issued $7.0 billion of revenue anticipation notes in November 2007, which must be repaid by the end of fiscal year 2007-08, in order to maintain adequate reserves to manage the State's cash flow requirements during the fiscal year.

     INTER-FUND BORROWING. Inter-fund borrowing permits the General Fund to transfer money from special funds when the General Fund is or will be exhausted. All transfers must be restored to the transferor special fund as soon as there is sufficient money in the General Fund to do so, and no transfer may be made if it would interfere with the objective for which such special fund was created. The California Department of Finance estimates that there will be approximately $4.8 billion of outstanding loans from the SFEU or other internal sources to the General Fund as of June 30, 2008.

     CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS. California voters have approved a series of tax-limiting initiatives, which have increased the difficulty in raising taxes, restricted the use of revenues, or otherwise limited the discretion of the Legislature and Governor in enacting budgets, adding complexity to the revenue-raising process of the State and local entities. California also has a rule of taxpayer standing (Cal. C.C.P. 526a) that permits any citizen or corporation liable to pay a tax to challenge the assessment in court to prevent illegal expenditure, waste, or injury, provided that no bonds for public improvements or public utilities may be enjoined. With this relatively low bar to taxpayer lawsuits, the California judiciary has interpreted many of the tax-related initiatives, sometimes with results unexpected by taxing authorities. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. It is also possible that California entities have not successfully complied with the complex legislative framework, and may in the future be required to return revenues previously collected.

     The initiatives began in 1978 with Proposition 13 (Cal. Const. Art. XIIIA), which, as amended, generally caps the maximum real property tax that may be imposed at one percent, caps annual increases in assessed property values at two percent, permits reassessment to market value only on sale (subject to certain exemptions), and requires local governments to obtain the approval of two-thirds of the electorate to impose special taxes (taxes imposed for specific purposes). Proposition 13 also gave the State legislature responsibility for allocating the remaining proceeds of the property tax. Proposition 13 was intended to stop local governments from relying on open-ended voter approval to incur governmental expenses deemed desirable from year to year, and from levying taxes accordingly. Proposition 13 is believed to have altered local land development policies by encouraging localities to approve development of retail facilities over housing: typically, cities and counties obtain the highest net revenues from retail developments, and housing and manufacturing developments often yield more costs than tax revenues. Furthermore, because the basic one percent ad valorum tax is based on the value of the property as of the owner's acquisition, the amount of tax on comparable properties varies widely.

     Proposition 4 or the "Gann Initiative" (Cal. Const. Art. XIIIB) was adopted in 1979 and restricts State and local spending of revenues derived from taxes, regulatory licenses, user charges or other fees. The spending limits are adjusted annually to reflect changes in the cost of living and population growth. If revenues exceed limits, local governments must return excess revenues to taxpayers in the form of rate reductions; the State is obligated to refund half of the excess to taxpayers, and to transfer the remaining half to schools and community colleges.

     Both Propositions 13 and 4 have been amended several times, but both continue to constrain State and local spending. After the passage of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the lost property tax revenues, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the State curtailed post-Proposition 13 aid to local government entities other than school districts by requiring cities and counties to transfer some of their allocated property tax revenues to school districts. Notwithstanding the cutbacks, local governments have continued to rely on the State to support basic local functions, including local law enforcement, juvenile justice and crime prevention programs.

     In 1986, California voters approved Proposition 62, a statute that requires super-majority approvals of local government taxes. Two-thirds of the local entity's legislative body and a majority of its electorate must approve any tax for general governmental purposes, and two-thirds vote of the electorate must approve any special tax for specific purposes.

     In 1996, California voters approved Proposition 218 (Cal. Const. Arts. XIIIC and XIIID), an initiative with a purpose of "limiting local government revenue and enhancing taxpayer consent." Proposition 218 requires a majority of a local entity's electorate to approve any imposition or increase in a general tax, and two-thirds of the local entity's electorate to approve any imposition or increase in a specific tax. Proposition 218 also precludes special districts, including school districts, from levying general taxes; accordingly, special districts are required to obtain two-thirds approval for any increases. Proposition 218 has a retroactive effect, in that it enables voters to use initiatives to repeal previously authorized taxes, assessments, fees and charges. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some California cities and counties experienced lowered credit ratings, and other local governments may be reduced in the future. In recent lawsuits, the California Court of Appeal has applied the anti-tax intent of Proposition 218 broadly to find city and county taxes and charges invalid.

     Other litigation and initiatives complicate the State's ability to spend tax revenue.


     In 1988, voters passed Proposition 98, which, as modified by Proposition 111, guarantees K-12 schools and community colleges a minimum share of General Fund revenues. Proposition 98 permits the Legislature, by a two-thirds vote in both houses and with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. The amount of suspension is added to the maintenance factor, or the difference between Proposition 98 guarantees and actual appropriations. In a fiscal emergency special session of 2008, the Legislature adopted legislation that reduced 2007-08 Proposition 98 appropriations by $506.8 million; however, $295.4 million was offset by reappropriating prior year Proposition 98 savings. The remaining $211.4 million reduction eliminated appropriations from programs that encountered implementation delays or were not going to utilize the funding. As a result of previous maintenance factor balances and $1.9 billion maintenance factor anticipated for fiscal year 2008-09, the total estimated factor balance will be $3.2 billion at the end of fiscal year 2008-09. This balance must be restored in future years as economic conditions improve. The Proposition 98 guarantee for fiscal year 2008-09 is projected to grow to $56.8 billion. The proposed 2008-09 Budget fully funds the Proposition 98 guarantee.


     With a ballot initiative in November 2004, voters approved a surcharge of one percent on incomes over $1 million to pay for county mental health services. The LAO cites this enactment as a potential obstacle to efforts to reduce the volatility of State revenues, because it may impede adjustments to the progressive structure of the State's individual income tax.


     More recently, a new series of Constitutional amendments sponsored by Governor Schwarzenegger and approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, approved in 2004, which limits the Legislature's power over local revenue sources, and the identically named Proposition 1A approved at the November 7, 2006 election, which limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation.

     In addition, as part of the 2008-09 Budget, the Governor proposed the Budget Stabilization Act, a constitutional amendment designed to address the problems of volatile revenues and over-spending in the State budget process. If approved by voters in the November 2008 election, the Budget Stabilization Act would create a Revenue Stabilization Fund ("RSF") where excess revenues above a reasonable, long term average rate of growth will be deposited. Proceeds from the RSF would only be available to make up shortfalls in a year when revenues grew at a rate below the long-term average, such as projected for fiscal year 2008-09, and could not be used to make up a one-year budget shortfall, even in emergencies. In addition, the proposed amendment would permit automatic spending reductions during any fiscal years when revenues fell below projections by a certain amount. The May Revision proposed to capitalize the RSF in fiscal year 2008-09 with a projected $5.1 billion in revenues through the issuance of bonds against future California lottery revenues.

     To ensure that the RSF has a sufficient balance to transfer $5.1 billion to the General Fund in 2008-09, the May Revision includes a fail-safe mechanism in the event that the proposed securitization of future revenues from the California lottery cannot be implemented on a timely basis. If the RSF balance is insufficient to transfer the $5.1 billion to the General Fund, a temporary one-cent sales tax increase will be triggered. The increase would remain in effect until the RSF has reached the targeted fund balance of 15 percent of General Fund tax revenues or until June 30, 2011, whichever occurs first. After this temporary mechanism is no longer in effect, the amount of revenues collected under the temporary mechanism will be returned to Californians in the form of tax rebates, invested in one-time infrastructure project or used to pay off debt.


     The full impact of these propositions and initiatives on existing and future California security obligations remains to be seen. Further, it is unknown whether additional legislation bearing on State and local government revenue will be enacted in the future and, if enacted, whether such legislation will provide California issuers enough revenue to pay their obligations.

     EFFECT OF OTHER STATE LAWS ON BOND OBLIGATIONS. Some of the tax-exempt securities that a series of the Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such purpose.


     LITIGATION. The State is involved in certain legal proceedings (described in the State's recent financial statements). Some of these have been recently decided against the State, including a trial court judgment against the State finding that $409 million in reimbursements from the Public Transportation Account to the General Fund for past debt service payments was illegal and an appellate court's ruling affirming a trial court's judgment that the State must pay more than $500 million to the retired teachers' pension fund, finding unconstitutional a statute that deferred the amount of the State's obligations for the fiscal year 2003-04.

     The State is also subject to several lawsuits concerning deficiencies in its prison system, has already spent $1 billion to address inmate requirements, and could be ordered to spend hundreds of millions of dollars in the future. In response to the litigation, a prison spending bill, AB 900, was enacted May 3, 2007, and provides for a spending package of $7.8 billion, including lease-revenue bonds not supported by the General Fund.

     Issuance of the lease-revenue bonds, however, has been stayed pending resolution of litigation challenging the constitutionality of the lease revenue bond financing method in AB 900. The State has also sought to issue pension obligation bonds to fund all or a portion of the State's pension obligations. In July 2007, the Court of Appeals affirmed the trial court ruling barring the bond sales as inconsistent with State constitution limits. The State will not seek further court review of the ruling.

     Additional pending suits may cause the State to incur judgment costs in the future or inhibit the State from raising revenues. For example, a series of tax cases challenging the State's methods of calculating corporate taxes could, if decided in favor of the taxpayers, result in refunds and annual tax revenue losses of hundreds of millions of dollars. In another series of pending cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State. If these cases are decided in favor of plaintiffs, costs to the State could be in excess of $500 million.

     RECENT DEVELOPMENTS REGARDING ENERGY. The stability of California's power grid and its transmission capacity remains of concern. In its 2008 Summer Assessment, California's Independent Service Operator predicted adequate capacity to meet anticipated summer 2008 demands, although there will likely be days - especially in Southern California - when conservation and voluntary demand response programs will be called on to ease the strain on the power grid.


     Record heat waves in the summer of 2006 resulted in transmission emergencies, which prompted cuts to certain volunteer customers but avoided rotating blackouts. In 2000 and 2001, at the height of California's energy crisis, the State experienced rolling blackouts, or cuts of power to entire blocks of the power grid. Since 2001, California's supply of electric energy has been augmented by net new capacity, transmission lines have been upgraded, and new technology is being implemented to improve supply management.

     Natural gas prices in California are not regulated, and therefore, may fluctuate. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.


     Record setting prices for gasoline and crude oil could further harm the State's economy. Paying more for fuel can hurt corporate profit and pinch consumer spending, thereby reducing the State's tax revenues. At the end of May 2008, the average price for regular grade gasoline reached $3.94 per gallon and the crude oil spot price was $130 per barrel. A year earlier, regular gasoline sold for $3.21 per gallon and the crude oil spot price was $70 per barrel.


     There can be no assurance that there will not be continued and future disruptions in energy supplies or related developments that could adversely affect the State's and local governments' economies, and that could in turn affect State and local revenues.

     SEISMIC ACTIVITY. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. Neither event has had any long-term negative economic impact. Seismic retrofitting is an ongoing expense for State infrastructure. In the event of an earthquake, California municipal obligations could be affected by revenue interruptions resulting from damage to productive assets, income tax deductions for casualty losses, or reduced property tax assessments.

     FIRE. Due to hot summers, low humidity and dry winds, California is subject to certain risks with regard to wildfires. The State bears responsibility for fire control in 31 million acres of wildland, mostly privately owned. The State has proposed exacting user fees to allocate the cost of wildfire containment to private landowners and to cities and counties. In October 2007, President Bush declared a state of emergency in seven Southern California counties, including San Diego, Orange, Los Angeles and San Bernardino counties, following several large wildfires that ravaged the region. The fires destroyed hundreds of homes, prompted mass evacuations in San Diego county, the region hardest hit by the fires, and caused property damage estimated to exceed $1 billion. In 2005, fires have burned in Los Angeles, Riverside and San Bernardino counties. In October 2003, large wildfires engulfed over 746,000 acres and hundreds of homes in Los Angeles, Riverside, San Bernardino, San Diego and Ventura Counties. Losses have been estimated in the range of $1.5 to $2.5 billion. Southern California has experienced a drought that increases its vulnerability to wildfire. Fire protection costs have increased over the last 10 years due to increased population in wildland areas, labor costs and unhealthy forest conditions, where trees are dry due to infestation and drought.


     WATER SUPPLY AND FLOODING. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. California has intermittently experienced droughts and floods. Most recently, on June 5, 2008, the Governor declared a statewide drought and directed the Department of Water Recourses to cooperate with local water agencies to implement aggressive water conservation efforts as a result of two years of below average rainfall and limitations on export of water from the Sacramento-San Joaquin River delta.

     During prior droughts, some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured severe deprivations. Heavy rainfall may result in floods and landslides, particularly in areas damaged by wildfire.

     Northern California relies on a system of levees to channel waterways around agricultural and populated land, and Southern California relies on these levees to transfer water supplies. Levee infrastructure is known to be deteriorating, and there is concern that an earthquake or major storm could cause levees to fail. The California Department of Water Resources estimates that billions of dollars of improvements may be necessary to bring state levees up to basic standards, with additional hundreds of millions needed annually for maintenance. Court decisions have clarified State liability for flood damage. On February 27, 2006, the Governor declared a State of Emergency to permit immediate work on repair of levees and waterways in the Sacramento-San Joaquin Flood Control System. These emergency repairs are expected to cost approximately $200 million, some or all of which may be reimbursed by the federal government or from bond funds. As with the potential risks associated with seismic activity, any California municipal obligation could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

        SPECIAL CONSIDERATIONS AFFECTING MINNESOTA MUNICIPAL OBLIGATIONS


     The following highlights some of the more significant financial trends and issues affecting Minnesota and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of November 1, 2007. Wells Fargo Bank has not independently verified any of the information contained in such resources, but is unaware of any fact that would render such information inaccurate.


     CONSTITUTIONAL STATE REVENUE LIMITATIONS. Minnesota's constitutionally prescribed fiscal period is a biennium. No agency or other entity may spend more than its "allotment." The state's Commissioner of Finance, with the approval of the Governor, is required to reduce excess allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the state's legislature is not in session, the Governor is empowered to convene a special legislative session.

     EFFECT OF LIMITATIONS ON ABILITY TO PAY BONDS. There are no constitutional or statutory provisions that would impair the ability of Minnesota municipalities, agencies or instrumentalities to meet their bond obligations if the bonds have been properly issued.

     POPULATION TRENDS IN THE STATE. Minnesota resident population grew from 4,390,000 in 1990 to 4,934,000 in 2000 or, at an average annual compound rate of 1.2 percent, the same as the national average. From 2000 to 2006, Minnesota's resident population grew at an annual compound rate of 0.8 percent compared to the annual rate for the U.S. as a whole of 1.0 percent. Minnesota population is currently forecast by the U.S. Department of Commerce to grow at annual rate of 0.79 percent through 2030 compared to 0.83 percent nationally.

     STRUCTURE OF THE STATE'S ECONOMY. Diversity and a significant natural resource base are two important characteristics of the state's economy.

     At an aggregate level of detail, the structure of the state's economy parallels the structure of the United States economy as a whole. For 2006, state employment in 14 major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of the total state employment was within two percentage points of national employment share.

     Some unique characteristics of the state's economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories. In the durable goods industries, the state's employment was highly concentrated in the fabricated metals, machinery and computers and electronics categories. Of particular importance is the computers and electronics category in which 24.3 percent of the state's durable goods employment was concentrated in 2006, as compared to 14.6 percent for the United States as a whole.

     The importance of the state's resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2006, 35.3 percent of the state's non-durable goods employment was concentrated in food manufacturing. This compares to 28.6 percent in the national economy. Over half of the state's acreage is devoted to agricultural purposes. Printing and related activities are also relatively more important in the state than in the U.S.

     Mining is currently a less significant factor in the state economy than it once was. However, Minnesota retains vast quantities of taconite as well as copper, cobalt and peat, which may be utilized in the future.


     EMPLOYMENT GROWTH IN THE STATE. Between 1990 and 2000, Minnesota's employment grew 23.9 percent compared with 19.9 percent nationwide. For the 2000 to 2003 period, Minnesota's non-farm employment declined 0.9 percent compared to a decline of 1.4 percent nationally. In the period from 2003 to 2006, however, Minnesota's non-farm employment grew 2.8 percent compared with
4.7 percent nationally. From May, 2007 to May, 2008, Minnesota's non-farm employment increased 0.3 percent.


     PERFORMANCE OF THE STATE'S ECONOMY. Since 1990, state per capita personal income has been within ten percentage points of national per capita personal income. The state's per capita income has generally remained above the national average. In 2006, Minnesota per capita personal income was 106.7 percent of the national average.


     During 2005 and 2006, the state's monthly unemployment rate was generally less than the national unemployment rate, averaging 4.1 percent in 2005, as compared to the national average of 5.1 percent. In 2006, Minnesota's unemployment rate averaged 4.0 percent, as compared to the national average of
4.6 percent. As of May, 2008 Minnesota's unemployment rate was 5.4 percent.


     LOCAL OBLIGATIONS. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, except that the state has adopted aid intercept programs under which, subject to appropriations, certain school and county obligations may be guaranteed. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurances that the same factors that adversely affect the economy of the state generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.


     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of, as of July 1, 2008, 148 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.


     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.


                             POSITION HELD                                                                        OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                              REGISTRANT/                                                                          INVESTMENT
                               LENGTH OF                           PRINCIPAL OCCUPATION(S)                           COMPANY
NAME AND AGE                   SERVICE/1/                            DURING PAST 5 YEARS                          DIRECTORSHIPS
-----------------------    -----------------    -------------------------------------------------------------    --------------
  INDEPENDENT TRUSTEES
Thomas S. Goho, 65         Trustee,             Co-Director for the Calloway School of Stephens University             N/A
                           since 1987           of Wake Forest University. Prior thereto, the Thomas Goho
                                                Chair of Finance of Wake Forest University, Calloway
                                                School of Business and Accountancy, from 2006-2007 and
                                                Associate Professor of Finance from 1999-2005.
Peter G. Gordon, 65        Trustee, since       Chairman, CEO and Co-Founder of Crystal Geyser Water                   N/A
                           1998, Chairman,      Company and President of Crystal Geyser Roxane Water
                           since 2001.          Company.
Olivia Mitchell, 55        Trustee, since       Professor of Insurance and Risk Management, Wharton                    N/A
                           2006                 School, University of Pennsylvania. Director of the Boettner
                                                Center on Pensions and Retirement Research. Research
                                                Associate and Board member, Penn Aging Research Center.
                                                Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56       Trustee, since       President and CEO of Southern Minnesota Initiative                     N/A
                           1996                 Foundation, a non-profit organization since 2007 and Senior
                                                Fellow at the Humphrey Institute Policy Forum at the
                                                University of Minnesota since 1995.
Donald C. Willeke, 68      Trustee, since       Principal of the law firm of Willeke & Daniels.                        N/A
                           1996

                              POSITION HELD                                                                       OTHER PUBLIC
                                  WITH                                                                             COMPANY OR
                               REGISTRANT/                                                                         INVESTMENT
                                LENGTH OF                           PRINCIPAL OCCUPATION(S)                          COMPANY
NAME AND AGE                   SERVICE/1/                             DURING PAST 5 YEARS                         DIRECTORSHIPS
-----------------------    ------------------    ------------------------------------------------------------    --------------
  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 63        Trustee, since        Private Investor/Real Estate Developer. Prior thereto,                N/A
                           1987                  Chairman of Whitepoint Capital, LLC until 2004.
        OFFICERS
Karla M. Rabusch, 49       President, since      Executive Vice President of Wells Fargo Bank, N.A. and                N/A
                           2003                  President of Wells Fargo Funds Management, LLC since
                                                 2003. Senior Vice President and Chief Administrative
                                                 Officer of Wells Fargo Funds Management, LLC from 2001
                                                 to 2003.
Stephen Leonhardt, 49      Treasurer, since      Vice President and Manager of Fund Audit, Reporting and               N/A
                           2007                  Tax for Wells Fargo Funds Management, LLC since 2007.
                                                 From 2002 to 2004, Controller for Sungard Transaction
                                                 Networks. Chief Operating Officer for UMB Fund Services,
                                                 Inc. from 2004 to 2005. Director of Fund Administration and
                                                 SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 48       Secretary, since      Senior Vice President and Secretary of Wells Fargo Funds              N/A
                           2000; Chief           Management, LLC since 2001. Vice President and Managing
                           Legal Counsel,        Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                           since 2003
Debra Ann Early, 44        Chief                 Chief Compliance Officer of Wells Fargo Funds                         N/A
                           Compliance            Management, LLC since 2007. Chief Compliance Officer of
                           Officer, since        Parnassus Investments from July 2005 to November 2007.
                           2007                  Chief Financial Officer of Parnassus Investments from
                                                 December 2004 to November 2007. Senior Audit Manager,
                                                 PricewaterhouseCoopers LLP from October 1998 to
                                                 December 2004.


------
/1/   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.


     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met four times during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.


     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ended February 29, 2008, the Trustees received the following compensation:

                               COMPENSATION TABLE
                      FISCAL YEAR ENDED FEBRUARY 29, 2008



                              INTERESTED TRUSTEE                           INDEPENDENT TRUSTEES
                                   J. TUCKER       THOMAS S.   PETER G.   RICHARD M.  OLIVIA S.   TIMOTHY J.   DONALD C.
FUND NAME                            MORSE            GOHO      GORDON     LEACH/2/    MITCHELL      PENNY      WILLEKE
California Tax-Free Money          $  1,271         $  1,387   $  1,545    $    925    $  1,271    $  1,271    $  1,271
Market Fund
California Tax-Free Money          $  1,271         $  1,387   $  1,545    $    925    $  1,271    $  1,271    $  1,271
Market Trust
Cash Investment Money              $  1,271         $  1,387   $  1,545    $    925    $  1,271    $  1,271    $  1,271
Market Fund
Government Money Market            $  1,271         $  1,387   $  1,545    $    925    $  1,271    $  1,271    $  1,271
Fund
Heritage Money Market              $  1,271         $  1,387   $  1,545    $    925    $  1,271    $  1,271    $  1,271
Fund
Minnesota Money Market             $  1,271         $  1,387   $  1,545    $    925    $  1,271    $  1,271    $  1,271
Fund
Money Market Fund                  $  1,271         $  1,387   $  1,545    $    925    $  1,271    $  1,271    $  1,271
Money Market Trust                 $  1,271         $  1,387   $  1,545    $    925    $  1,271    $  1,271    $  1,271
Municipal Money Market             $  1,271         $  1,387   $  1,545    $    925    $  1,271    $  1,271    $  1,271
Fund
National Tax-Free Money            $  1,271         $  1,387   $  1,545    $    925    $  1,271    $  1,271    $  1,271
Market Fund
National Tax-Free Money            $  1,271         $  1,387   $  1,545    $    925    $  1,271    $  1,271    $  1,271
Market Trust
Overland Express Sweep             $  1,271         $  1,387   $  1,545    $    925    $  1,271    $  1,271    $  1,271
Fund
Prime Investment Money             $  1,271         $  1,387   $  1,545    $    925    $  1,271    $  1,271    $  1,271
Market Fund
Treasury Plus Money Market         $  1,271         $  1,387   $  1,545    $    925    $  1,271    $  1,271    $  1,271
Fund
100% Treasury Money                $  1,271         $  1,387   $  1,545    $    925    $  1,271    $  1,271    $  1,271
Market Fund
Total Compensation from the        $185,500        $202,500    $225,500    $135,000    $185,500    $185,500    $185,500
Fund Complex/1/


------

/1/   Includes Trustee compensation received by other funds within the entire
       Fund Complex (consisting of 146 funds) as of the Funds' fiscal year end.
/2/   Mr. Richard M. Leach retired from the Boards of Trustees as of December
       31, 2007.


     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2007, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2007


                             INTERESTED
                             TRUSTEE                                           INDEPENDENT TRUSTEES
                             J. TUCKER           THOMAS S.      PETER G.           OLIVIA S.         TIMOTHY J.      DONALD C.
FUND                         MORS                GOHO           GORDON             MITCHELL          PENNY           WILLEKE
California Tax-Free Money
Market Fund                  $              0    $0             $             0    $0                $0              $0
California Tax-Free Money
Market Trust                 $              0    $0             $             0    $0                $0              $0
Cash Investment Money
Market Fund                  $              0    $0             $             0    $0                $0              $0
Government Money Market
Fund                         $              0    $0             $             0    $0                $0              $0
Heritage Money Market Fund   $              0    $0             $             0    $0                $0              $0
Minnesota Money Market
Fund                         $              0    $0             $             0    $0                $0              $0
Money Market Fund            $              0    $0             $             0    $0                $0              $0
Money Market Trust           $              0    $0             $             0    $0                $0              $0
Municipal Money Market
Fund                         $              0    $0             $             0    $0                $0              $0
National Tax-Free Money
Market Fund                  $50,001-$100,000    $0             $             0    $0                $0              $0
National Tax-Free Money
Market Trust                   over $100,000     $0             $             0    $0                $0              $0
Overland Express Sweep Fund  $              0    $0             $             0    $0                $0              $0
Prime Investment Money
Market Fund                  $                   $0             $             0    $0                $0              $0
Treasury Plus Money Market
Fund                         $              0    $0             $             0    $0                $0              $0
100% Treasury Money Market
Fund                         $              0    $0             $10,001-$50,000    $0                $0              $0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                     over $100,000     over $100,000  over $100,000      over $100,000     over $100,000   over $100,000


------

/1/   Includes Trustee ownership in shares of other funds within the entire
       Fund Complex (consisting of 148 funds) as of the calendar year end.


     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------


     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds.

     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

     As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:

FUND                                            PRIOR TO 8/1/04            EFFECTIVE 8/1/04
 California Tax-Free Money Market Fund         0.30%                  First $1B            0.30%
                                                                       Next $4B           0.275%
                                                                       Over $5B            0.25%
 California Tax-Free Money Market Trust        0.00%                  All asset            0.00%
                                                                        levels
 Cash Investment Money Market Fund             0.10%                  All asset            0.10%
                                                                        levels
 Government Money Market Fund                  0.10%                  All asset            0.10%
                                                                        levels
 Minnesota Money Market Fund                   0.30%                  First $1B            0.30%
                                                                       Next $4B           0.275%
                                                                       Over $5B            0.25%
 Money Market Fund                             0.40%                  First $1B            0.30%
                                                                       Next $4B           0.275%
                                                                       Over $5B            0.25%
 Money Market Trust                            0.00%                  All asset            0.00%
                                                                        levels
 National Tax-Free Money Market Fund           0.10%                  All asset            0.10%
                                                                        levels
 National Tax-Free Money Market Trust          0.00%                  All asset            0.00%
                                                                        levels
 Overland Express Sweep Fund                   0.45%                  First $1B            0.30%
                                                                       Next $4B           0.275%
                                                                       Over $5B            0.25%
 Prime Investment Money Market Fund            0.10%                  All asset            0.10%
                                                                        levels
 Treasury Plus Money Market Fund               0.10%                  All asset            0.10%
                                                                        levels
 100% Treasury Money Market Fund               0.35%                  First $1B            0.30%
                                                                       Next $4B           0.275%
                                                                       Over $5B            0.25%


                                              ANNUAL RATE
FUND                                (AS A PERCENTAGE OF NET ASSETS)
                                           EFFECTIVE 4/11/05
Heritage Money Market Fund         All asset levels            0.10%
Municipal Money Market Fund            First $1B               0.30%
                                       Next $4B               0.275%
                                       Over $5B                0.25%

     Advisory Fees Paid. For the fiscal periods indicated below, the following
     -------------------
Funds paid to Funds Management the following advisory fees and Funds Management and/or Wells Fargo Bank waived the indicated amounts:


                                   YEAR ENDED                                YEAR ENDED
                                   2/29/2008                                  2/28/2007
                                                     FEES                                      FEES
                                                     PAID                                      PAID
                        FEES           FEES         AFTER          FEES          FEES         AFTER
FUND                  INCURRED        WAIVED        WAIVER       INCURRED       WAIVED        WAIVER
California         $11,240,074    $ 8,000,848   $ 3,239,226   $ 8,573,333   $6,010,162    $ 2,563,171
Tax-Free Money
Market
California         $         0    $         0   $         0   $         0   $        0    $         0
Tax-Free Money
Market Trust
Cash Investment    $19,161,992    $ 8,512,769   $10,649,223   $14,472,583   $6,566,459    $ 7,906,124
Money Market
Government         $23,012,738    $ 8,555,988   $14,456,750   $14,880,908   $6,203,447    $ 8,677,461
Money Market
Heritage Money     $ 1,785,033    $ 1,208,041   $   576,992   $   614,259   $  367,008    $   247,251
Market**
Minnesota          $   402,879    $   105,527   $   297,352   $   334,497   $  110,261    $   224,236
Money Market
Money Market       $32,435,901    $ 7,992,822   $24,443,079   $25,005,585   $7,895,274    $17,110,311
Money Market       $         0    $         0   $         0   $         0   $        0    $         0
Trust
Municipal Money    $ 1,209,756    $ 1,209,756   $         0   $ 1,431,627   $1,431,627    $         0
Market**
National           $ 4,956,565    $ 2,870,379   $ 2,086,186   $ 3,814,030   $2,416,936    $ 1,397,094
Tax-Free Money
Market
National           $         0    $         0   $         0   $         0   $        0    $         0
Tax-Free Money
Market Trust
Overland Express   $ 3,274,112    $   285,192   $ 2,988,920   $ 7,931,536   $  164,297    $ 7,767,239
Sweep
Prime Investment   $ 9,819,420    $ 4,050,994   $ 5,768,426   $ 7,220,918   $2,868,771    $ 4,352,147
Money Market
Treasury Plus      $ 6,605,106    $ 2,203,677   $ 4,401,429   $ 5,596,630   $1,656,782    $ 3,939,848
Money Market
100% Treasury      $14,592,829    $11,911,629   $ 2,681,200   $11,231,859   $9,494,032    $ 1,737,827
Money Market

                                   YEAR ENDED
                                   2/28/2006*
                                                     FEES
                                                     PAID
                        FEES           FEES         AFTER
FUND                  INCURRED        WAIVED        WAIVER
California         $12,069,648    $4,991,682    $ 7,077,966
Tax-Free Money
Market
California         $         0    $        0    $         0
Tax-Free Money
Market Trust
Cash Investment    $17,503,360    $5,517,033    $11,986,327
Money Market
Government         $14,878,447    $4,602,667    $10,275,780
Money Market
Heritage Money     $   335,272    $  130,963    $   204,309
Market**
Minnesota          $   474,738    $  104,240    $   370,498
Money Market
Money Market       $25,949,433    $6,592,686    $19,356,747
Money Market       $         0    $        0    $         0
Trust
Municipal Money    $ 1,123,222    $  561,611    $   561,611
Market**
National           $ 5,834,887    $2,437,115    $ 3,397,772
Tax-Free Money
Market
National           $         0    $        0    $         0
Tax-Free Money
Market Trust
Overland Express   $11,852,223    $   83,524    $11,768,699
Sweep
Prime Investment   $ 8,088,247    $2,437,115    $ 5,651,132
Money Market
Treasury Plus      $ 6,068,350    $1,377,034    $ 4,691,316
Money Market
100% Treasury      $16,146,535    $7,274,063    $ 8,872,472
Money Market


------
*   The Funds changed their fiscal year-end from March 31 to February 28.

**   For the Heritage and Municipal Money Market Funds, fees shown in the table above for the period ended February 28, 2006, cover the time period April 11, 2005 through February 28, 2006.



                                                       YEAR ENDED 3/31/05
                                                                        FEES PAID AFTER
FUND                                      FEES INCURRED   FEES WAIVED       WAIVER
California Tax-Free Money Market            $7,433,305    $4,994,147      $2,439,158
California Tax-Free Money Market Trust      $        0    $        0      $        0
Cash Investment Money Market                $   13,629    $6,722,121      $6,906,984
Government Money Market                     $9,509,176    $4,721,390      $4,787,786
Heritage Money Market*                      $  171,276    $        0      $  171,276
Minnesota Money Market                      $  312,843    $   97,700      $  215,143

                                                     YEAR ENDED 3/31/05
                                                                      FEES PAID AFTER
FUND                                    FEES INCURRED   FEES WAIVED       WAIVER
Money Market                             $21,847,456   $9,991,952       $11,855,504
Money Market Trust                       $         0   $        0       $         0
Municipal Money Market*                          N/A   $439, 746        $   447,975
National Tax-Free Money Market           $ 2,488,801   $1,565,085       $   923,716
National Tax-Free Money Market Trust     $         0   $        0       $         0
Overland Express Sweep                   $14,491,502   $4,435,419       $10,056,083
Prime Investment Money Market            $ 3,206,676   $  707,732       $ 2,498,944
Treasury Plus Money Market               $ 4,864,689   $1,687,282       $ 3,177,407
100% Treasury Money Market               $ 9,560,699   $5,604,187       $ 3,956,512



* For the Heritage and Municipal Money Market Funds, fees shown in the table above for the period ended March 31, 2005, cover the time period January 1, 2005 through April 8, 2005.

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.


Investment Sub-Adviser
----------------------


     Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management" or the "Sub-Adviser"), an affiliate of Funds Management, to serve as investment sub-adviser to the Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.


     As compensation for its sub-advisory services to each Fund, except the California Tax-Free Money Market Trust, Money Market Trust and National Tax-Free Money Market Trust, Wells Capital Management is entitled to receive a monthly fee equal to an annual rate as shown in the table below, based on each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

     Wells Capital Management does not receive any fees for investment sub-advisory services provided to the Money Market Trust Funds.

SUB-ADVISER FEE
 First $1B in assets        0.05%
 Next $2B in assets         0.03%
 Next $3B in assets         0.02%
 Over $6B in assets         0.01%

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things:(i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services;(ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications;(iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and(iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:


                                        EFFECTIVE 8/1/04
                       FEE PRIOR TO        FUND-LEVEL            CLASS-LEVEL
SHARE CLASS               8/1/04           ADMIN. FEE             ADMIN. FEE        TOTAL ADMIN. FEE
Administrator Class   0.15%          First $5B   0.05%          0.10%  First $5B          0.15%
Shares                                Next $5B   0.04%                  Next $5B          0.14%
                                     Over $10B   0.03%                 Over $10B          0.13%
Class A and Class B   0.27%          First $5B   0.05%          0.22%  First $5B          0.27%
(Retail Class)                        Next $5B   0.04%                  Next $5B          0.26%
                                     Over $10B   0.03%                 Over $10B          0.25%
Institutional Class   0.13%          First $5B   0.05%          0.08%  First $5B          0.13%
                                      Next $5B   0.04%                  Next $5B          0.12%
                                     Over $10B   0.03%                 Over $10B          0.11%
Investor Class**               N/A   First $5B   0.05%          0.27%  First $5B          0.32%
                                      Next $5B   0.04%                  Next $5B          0.31%
                                     Over $10B   0.03%                 Over $10B          0.30%
Service Class and     0.17%          First $5B   0.05%          0.12%  First $5B          0.17%
Money Market Trust                    Next $5B   0.04%                  Next $5B          0.16%
Funds                                Over $10B   0.03%                 Over $10B          0.15%
Select Class*                  N/A      N/A        N/A          0.04%  First $5B          0.09%
                                                                        Next $5B          0.08%
                                                                       Over $10B          0.07%



------

*   Select Class shares incepted on July 1, 2007.

**   Effective July 1, 2007, the class-level administration fee for the
       Investor Class was reduced by 0.05% to 0.34% and further reduced effective July 1, 2008 by 0.07% to 0.27% as shown in the table.

     Administrative Fees Paid. For the fiscal periods indicated below, the
     -------------------------
Funds paid the following administrative fees to Funds Management. The table does not include information on the Institutional Class shares of the California Tax-Free Money Market Fund, the Institutional Class shares of the Municipal Money Market Fund and the Administrator Class shares of the Treasury Plus Money Market Fund because these classes of shares did not commence operations until March 31, 2008.

                                   FISCAL YEAR ENDED                        FISCAL YEAR ENDED
                                        2/29/08                                  2/28/07
                                                      ADMIN.                                   ADMIN.
                            ADMIN.                     FEES          ADMIN.                     FEES
                             FEES                      PAID           FEES                      PAID
                           INCURRED      WAIVER    AFTER WAIVER     INCURRED      WAIVER    AFTER WAIVER
California Tax-Free      $ 1,997,946   $      0    $ 1,997,946    $ 1,513,333   $      0    $ 1,513,333
Money Market (Fund
Level)
 Class A                 $ 7,356,928   $      0    $ 7,356,928    $ 5,756,550   $      0    $ 5,756,550
 Institutional Class*            N/A        N/A            N/A            N/A        N/A            N/A
 Service Class           $   782,201   $      0    $   782,201    $   492,063   $      0    $   492,063
California Tax-Free      $ 1,013,439   $ 36,923    $   976,516    $   876,653   $ 70,416    $   806,237
Money Market Trust
(Fund Level)
Cash Investment          $ 7,256,817   $      0    $ 7,256,817    $ 5,841,775   $      0    $ 5,841,775
Money Market (Fund
Level)
 Administrator Class     $ 1,777,854   $      0    $ 1,777,854    $ 1,133,776   $      0    $ 1,133,776
 Institutional Class     $ 7,157,680   $      0    $ 7,157,680    $ 5,885,913   $      0    $ 5,885,913
 Service Class           $ 7,890,892   $      0    $ 7,890,892    $ 7,177,699   $      0    $ 7,177,699
 Select Class            $   744,885   $      0    $   744,885            N/A        N/A            N/A
Government Money         $ 8,412,041   $      0    $ 8,412,041    $ 5,964,272   $      0    $ 5,964,272
Market (Fund Level)
 Class A                 $ 5,889,783   $      0    $ 5,889,783    $ 4,331,041   $      0    $ 4,331,041
 Administrator Class     $ 1,434,761   $      0    $ 1,434,761    $ 1,141,753   $      0    $ 1,141,753
 Institutional Class     $10,366,389   $      0    $10,366,389    $ 5,092,425   $      0    $ 5,092,425
 Service Class           $ 7,131,380   $      0    $ 7,131,380    $ 6,485,961   $      0    $ 6,485,961
Heritage Money           $   891,869   $      0    $   891,869    $   307,129   $      0    $   307,129
Market (Fund Level)
 Administrator Class     $   406,719   $      0    $   406,719    $   291,064   $      0    $   291,064
 Institutional Class     $   617,479   $      0    $   617,479    $   258,556   $      0    $   258,556
 Select Class            $   242,621   $      0    $   242,621            N/A        N/A            N/A
Minnesota Money          $    67,417   $      0    $    67,417    $    55,750   $      0    $    55,750
Market (Fund Level)
 Class A                 $   295,445   $      0    $   295,445    $   245,298   $      0    $   245,298
Money Market (Fund       $ 5,219,541   $      0    $ 5,219,541    $ 4,253,716   $      0    $ 4,253,716
Level)
 Class A                 $22,187,797   $      0    $22,187,797    $16,080,252   $      0    $16,080,252
 Class B                 $ 3,200,904   $      0    $ 3,200,904    $ 2,999,314   $      0    $ 2,999,314
 Investor Class          $ 2,954,716   $      0    $ 2,954,716            N/A        N/A            N/A
Money Market Trust       $ 5,226,393   $ 24,690    $ 5,201,703    $ 4,822,056   $ 21,525    $ 4,800,531
Municipal Money          $   201,626   $201,626    $         0    $   238,605   $238,605    $         0
Market (Fund Level)
 Institutional Class*            N/A        N/A            N/A            N/A        N/A            N/A
 Investor Class          $ 1,441,173   $ 85,134    $ 1,356,039    $ 1,861,116   $257,187    $ 1,603,929
National Tax-Free        $ 2,458,660   $      0    $ 2,458,600    $ 1,907,015   $      0    $ 1,907,015
Money Market (Fund
Level)
 Class A                 $ 2,893,783   $      0    $ 2,893,783    $ 2,319,851   $      0    $ 2,319,851
 Administrator Class     $   546,726   $      0    $   546,726    $   534,762   $      0    $   534,762
 Institutional Class     $ 1,322,622   $      0    $ 1,322,622    $   840,406   $      0    $   840,406
 Service Class           $ 1,729,387   $      0    $ 1,729,387    $ 1,409,139   $      0    $ 1,409,139

                                   FISCAL YEAR ENDED                        FISCAL YEAR ENDED
                                        2/29/08                                  2/28/07
                                                      ADMIN.                                   ADMIN.
                            ADMIN.                     FEES          ADMIN.                     FEES
                             FEES                      PAID           FEES                      PAID
                           INCURRED      WAIVER    AFTER WAIVER     INCURRED      WAIVER    AFTER WAIVER
National Tax-Free        $  452,435     $62,230     $  390,205    $  738,442     $53,857    $  684,585
Money Market Trust
Overland Express         $2,969,989     $     0     $2,969,989    $7,541,872     $     0    $7,541,872
Sweep (Fund Level)
Prime Investment         $4,388,479     $     0     $4,388,479    $3,360,090     $     0    $3,360,090
Money Market (Fund
Level)
 Institutional Class     $5,956,193     $     0     $5,956,193    $3,960,407     $     0    $3,960,407
 Service Class           $2,849,014     $     0     $2,849,014    $2,724,490     $     0    $2,724,490
Treasury Plus Money      $3,144,782     $     0     $3,144,782    $2,736,907     $     0    $2,736,907
Market (Fund Level)
 Class A                 $6,265,990     $     0     $6,265,990    $6,308,373     $     0    $6,308,373
 Administrator Class*           N/A         N/A            N/A           N/A         N/A            N/A
 Institutional Class     $1,985,790     $     0     $1,985,790    $1,218,720     $     0    $1,218,720
 Service Class           $1,529,630     $     0     $1,529,630    $1,446,945     $     0    $1,446,945
100% Treasury Money      $2,587,664     $     0     $2,587,664    $1,996,702     $     0    $1,996,702
Market (Fund Level)
 Class A                 $  580,354     $     0     $  580,354    $  511,520     $     0    $  511,520
 Service Class           $5,981,282     $     0     $5,981,282    $4,513,072     $     0    $4,513,072


------

*   Share class incepted on March 31, 2008.



                                                            PERIOD ENDED         YEAR ENDED
FUND                                                         02/28/06**            3/31/05
California Tax-Free Money Market (Fund Level)               $ 1,245,309        $ 1,282,228
 Class A                                                    $ 4,661,123        $ 4,906,713
 Service Class                                              $   446,311        $   400,957
California Tax-Free Money Market Trust (Fund Level)         $   920,964        $   885,395
Cash Investment Money Market (Fund Level)                   $ 4,968,501        $ 6,037,027
 Administrator Class                                        $   753,542        $   522,022
 Institutional Class                                        $ 4,390,747        $ 4,462,016
 Service Class                                              $ 6,893,221        $ 9,035,499
Government Money Market (Fund Level)                        $ 4,455,337        $ 4,387,681
 Class A                                                    $ 1,723,053        $ 1,000,686
 Administrator Class                                        $   727,729        $   462,484
 Institutional Class                                        $  3,149565        $ 2,567,532
 Service Class                                              $ 5,793,467        $ 6,458,904
Heritage Money Market (Fund Level)***                       $   102,154                  N/A
 Administrator Class                                        $    96,984                  N/A
 Institutional Class                                        $    85,860                  N/A
Minnesota Money Market (Fund Level)                         $    61,750        $    52,141
 Class A                                                    $   271,699        $   229,418
Money Market (Fund Level)                                   $ 3,334,997        $ 3,329,251
 Class A                                                    $11,764,909        $11,984,989
 Class B                                                    $ 2,626,032        $ 3,171,896
Money Market Trust                                          $ 3,713,342        $ 2,572,887
Municipal Money Market (Fund Level)***                      $    93,602                  N/A

                                                    PERIOD ENDED        YEAR ENDED
FUND                                                 02/28/06**           3/31/05
 Investor Class                                     $   730,094                 N/A
National Tax-Free Money Market (Fund Level)         $ 1,698,886        $ 1,244,400
 Class A                                            $ 1,642,023        $ 1,501,400
 Administrator Class                                $   568,639                 N/A
 Institutional Class                                $   568,639        $   480,026
 Service Class                                      $ 1,370,098        $ 1,477,577
National Tax-Free Money Market Trust                $   803,199        $   594,874
Overland Express Sweep (Fund Level)                 $11,332,387        $11,596,180
Prime Investment Money Market (Fund Level)          $ 2,701,371        $ 1,598,584
 Institutional Class                                $  2836,255        $   955,486
 Service Class                                      $ 2,526,975        $ 2,414,783
Treasury Plus Money Market (Fund Level)             $ 2,331,295        $ 2,431,616
 Class A                                            $ 5,601,196        $ 5,215,841
 Institutional Class                                $   931,128        $ 1,111,484
 Service Class                                      $ 1,177,690        $ 1,325,397
100% Treasury Money Market (Fund Level)             $ 1,571,583        $ 1,567,578
 Class A                                            $   360,769        $   362,517
 Service Class                                      $ 3,575,015        $ 3,564,450


------
* For the fiscal year ended March 31, 2004, the administrative fee rate changed from a fixed Fund-based fee to a combination of a fixed Class-based fee and a Fund-based fee that is subject to breakpoints in asset levels of a Fund.
**   The Funds changed their fiscal year-end from March 31 to February 28.

***   For the Heritage and Municipal Money Market Funds, fees in the table above for the period ended February 28, 2006, cover the time period between April 11, 2005 - February 28, 2006.

Distributor
-----------


     Wells Fargo Funds Distributor, LLC (the "Distributor" or "WFFD"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Money Market Fund, for its Class B shares, and the Overland Express Sweep Fund, for it's single class of shares, have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B shares of the Money Market Fund Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% and the single class of shares of the Overland Express Sweep Fund pays the Distributor, on a monthly basis, an annual fee of 0.25% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.


     The actual fee payable to the Distributor by these Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

                               DISTRIBUTION FEES


     For the fiscal year ended February 29, 2008, the Funds listed below paid the Distributor the following fees for distribution-related services:



                                                                             COMPENSATION    COMPENSATION
                                                        PRINTING & MAILING        TO              TO           OTHER
FUND                           TOTAL      ADVERTISING      PROSPECTUSES      UNDERWRITERS   BROKER/DEALERS   (EXPLAIN)
 Money Market - Class B    $10,912,174         $0               $0           $10,847,709       $      0      $64,465
 Overland Express Sweep    $ 2,749,990         $0               $0           $ 2,552,765       $197,225      $     0
 Fund


------
* The Distributor has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Money Market Fund are financed by an unaffiliated third party lender. Under this financing arrangement, Stephens has assigned certain amounts that it is entitled to receive pursuant to the Distribution Plan to the third party lender, as reimbursement and consideration for these payments. Under this arrangement, compensation to broker/dealers is made by the unaffiliated third-party lender from the amounts assigned.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.


     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds is designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.


Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled from each applicable Fund a fee up to the fees listed below on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The amounts payable under the Shareholder Servicing Plan and Agreements are shown below. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Board and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

FUND                                            FEE
 California Tax-Free Money Market Fund
  Class A                                       0.25%
  Service Class                                 0.25%
 Cash Investment Money Market Fund

FUND                             FEE
  Administrator Class            0.10%
  Service Class                  0.25%
 Government Money Market Fund
  Class A                        0.25%
  Administrator Class            0.10%
  Service Class                  0.25%
 Heritage Money Market Fund
  Administrator Class            0.10%
 Minnesota Money Market Fund
  Class A                        0.25%
 Money Market Fund
  Class A                        0.25%
  Class B                        0.25%
  Investor Class                 0.25%
 Municipal Money Market Fund
  Investor Class                 0.25%
 National Tax-Free Money Market Fund
  Class A                        0.25%
  Administrator Class            0.10%
  Service Class                  0.25%
 Overland Express Sweep Fund
  Single Class                   0.25%
 Prime Investment Money Market Fund
  Service Class                  0.25%
 Treasury Plus Money Market Fund
  Class A                        0.25%
  Administrator Class            0.10%
  Service Class                  0.25%
 100% Treasury Money Market Fund
  Class A                        0.25%
  Service Class                  0.25%

     General. The Shareholder Servicing Plan will continue in effect from year
     --------
to year if such continuance is approved by a majority vote of the Trustees of the Trust and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Board and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------


     Wells Fargo Bank, N.A. (the "Custodian") located at Wells Fargo Center (formerly called Norwest Center), 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily assets of each Fund.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX DAILY NET ASSETS                 ANNUAL ASSET-BASED
(EXCLUDING THE MASTER TRUST PORTFOLIO ASSETS)                FEES
       First $85B                                           0.0051%
       Over $85B                                            0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.


     The Funds paid $15,091 in underwriting commissions to the Distributor for the fiscal period ended February 29, 2008. The Funds paid $39,567 in underwriting commissions to the Distributor for the fiscal period ended February 28, 2007. The Funds paid no underwriting commissions to the Distributor for the fiscal period ended February 28, 2006. Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Funds, except for the Heritage Money Market and Municipal Money Market Funds. The Funds, except the Heritage Money Market and Municipal Money Market Funds, paid no underwriting commissions for the fiscal year ended March 31, 2005.


     Prior to April 11, 2005, Strong Investments Inc. (SII) served as the principal underwriter for the predecessor portfolios of the Heritage Money Market and Municipal Money Market Funds.

Code of Ethics
--------------


     The Fund Complex, the Adviser, the Distributor and the Sub-Adviser each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Adviser are on public file with, and are available from, the SEC.

Capital Support Agreement
-------------------------

     Wells Fargo Bank, NA ("WFB"), an affiliate of Funds Management, has entered into a Capital Support Agreement with the Trust on behalf of Prime Investment Money Market Fund ("Prime Fund") and Heritage Money Market Fund ("Heritage Fund") (collectively, the "Specified Funds"), dated February 1, 2008 (the "Agreement"). The Agreement establishes the obligations of WFB to make a capital contribution to a Specified Fund in order to: (i) limit realized losses from the disposition of a Specified Fund's investment in VICTORIA FINANCE LLC (formerly known as Stanfield Victoria Funding, LLC) Variable Rate Interest Bearing Commercial Paper, a security issued by a structured investment vehicle that has defaulted due to an enforcement action

(such security, including any debt securities received by either Specified Fund in exchange therefor that do not qualify as "eligible securities" as defined in Rule 2a-7 of the 1940 Act, the "Covered Securities"), and (ii) to avoid any downgrade in the ratings assigned to the Specified Funds by certain nationally recognized statistical rating organizations ("NRSROs"). The Agreement was entered into at no cost to the Specified Funds and WFB is not entitled to obtain any shares or other property from the Specified Funds in exchange for its contributions, though WFB may purchase the Covered Securities, under limited circumstances, at the greater of their amortized cost or their market price (in each case, including accrued interest).

     The maximum amounts WFB could be required to contribute under the Agreement are presently limited to $128.5 million and $1.5 million in aggregate principal amount of the Covered Securities, held by Prime Fund and Heritage Fund, respectively, plus an interest factor payable thereon ("Covered Interest"), including interest payable after the scheduled maturity date of the Covered Securities at a rate specified in the Agreement (collectively, the "Maximum Contribution Amount"). Specifically, subject to certain conditions, the Agreement requires WFB to contribute cash in aggregate up to the Maximum Contribution Amount in an amount necessary to prevent a Specified Loss (as defined below) upon the occurrence of certain triggering events ("Required Contribution Amount"). A "Specified Loss" is a loss arising from: (i) a disposition of Covered Securities for cash, or exchange of Covered Securities for "eligible securities" as defined in Rule 2a-7 of the 1940 Act, (ii) receipt of final payment on the Covered Securities, or (iii) payment on the Covered Securities as a result of an issuance of a final court order discharging the issuer or any credit enhancer from liability, in each case, for an amount that is less than the Covered Securities' amortized cost plus Covered Interest thereon.

     The obligation to make contributions under the Agreement terminates on the termination date ("Termination Date"), which is currently August 1, 2008, or earlier upon the payment of the Maximum Contribution Amount or the Required Contribution Amount following complete disposition of all Covered Securities. Each Specified Fund is required to sell any Covered Securities on the business day immediately prior to the Termination Date or promptly following any downgrade in WFB's short-term credit ratings assigned by NRSROs such that WFB's obligations would no longer be considered "first tier securities" within the meaning of Rule 2a-7(a)(12) under the 1940 Act; provided that a Specified Fund is not required to complete any such sale if the sale would not result in the payment of a capital contribution or if, following a downgrade in WFB's short-term credit rating, WFB obtains a letter of credit or other credit enhancement from a party the short-term credit rating of whom would qualify its obligations as "first tier securities" and both the Board of Trustees ("Board") and the staff of the Securities and Exchange Commission consent to the arrangement. Before the occurrence of the foregoing, the Specified Funds will refrain from selling Covered Securities in any transaction that would result in a capital contribution, except to the extent the Board determines that allowing a Specified Fund to continue to hold such Covered Securities would be inconsistent with the Board's fiduciary obligations.

     A Specified Fund may consider amounts potentially contributable under the Agreement (a "Potential Future Contribution") as an asset of the Specified Fund in calculating its market-based net asset value ("NAV"). Until the disposition of the Covered Securities, the amount of such Potential Future Contribution may increase, decrease or be eliminated on any day the Specified Fund calculates its market-based NAV per share as a result of changes in the market value of the Covered Securities, or other factors, prior to the actual payment of the contribution by the Capital Support Provider to the Specified Fund. At the time any Potential Future Contribution is payable under the Agreement, the amount of such Potential Future Contribution and any actual contribution previously made will be applied against the Maximum Contribution Amount.


                       DETERMINATION OF NET ASSET VALUE

     We determine the NAV of each Fund's shares each business day. We determine the NAV by subtracting a Fund Class' liabilities from it total assets. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Funds' shares.

     Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Funds' portfolio on a particular day, a prospective investor in the Funds would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund's NAV calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a NAV per share by using available market quotations. It is the intention of the Funds to maintain a per share NAV of $1.00, but there can be no assurance that each Fund will do so.

     Instruments having variable or floating interest rates or demand features may be deemed to have remaining maturities as follows: (a) a government security with a variable rate of interest readjusted no less frequently than every thirteen months may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) an instrument with a variable rate of interest, the principal amount of which is scheduled on the face of the instrument to be paid in thirteen months or less, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (c) an instrument with a variable rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (d) an instrument with a floating rate of interest that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand; and (e) a repurchase agreement may be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur or, where no date is specified but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day")and the Federal Reserve is open. However, the Funds may elect to remain open following an early close of the NYSE or to remain open on days when the Federal Reserve is open and the NYSE is closed. The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday. The Federal Reserve is closed on all days listed above (except Good Friday), as well as Columbus Day and Veterans Day.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.


     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing WELLS FARGO
------------------------
ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the

Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.


     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than one day or for longer than seven days, depending on the Fund and as described in each Fund's prospectus. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.


     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

  o Family members, as defined in the prospectus, of any of the above.

     Minimum Initial Investment Waivers for Institutional, Service, and
     ------------------------------------------------------------------
Administrator Class shares. Upon approval by Funds Management, the minimum
--------------------------
initial investment amounts for Institutional, Service, and Administrator Class shares of Wells Fargo Advantage money market funds may be waived or satisfied for purchases made under the following circumstances:

  o Money market trading platforms and employee benefit plan programs that have plan assets of at least $10 million for Administrator Class shares and $100 million for Institutional Class shares.

  o Money Market trading platforms or employee benefit plan programs may invest in Service Class shares without a minimum restriction.


  o Former Strong money market fund shareholders who received shares of a Wells Fargo Advantage money market fund as a result of the reorganization of the Strong Funds into the Wells Fargo Advantage Funds and whose Wells Fargo Advantage money market fund account record remains active on the Fund's transfer agency system. An account remains on the transfer agency system indefinitely if a balance is maintained or for a period of at least six months for zero-balance accounts.


     Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional, Service, Administrator, and Select Class shares. The following are examples of relationships that may qualify for aggregation:

  o Related business entities, including:

     o Corporations and their subsidiaries;

     o General and Limited partners; and


     o Other business entities under common ownership or control.


  o Shareholder accounts that share a common tax-id number.

  o Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (I.E., a trust account or a solely owned business account).

     All of the minimum initial investment waivers listed above may be modified or discontinued at any time.

     An eligible investor (as defined below) may purchase Institutional Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount. Eligible investors include:

  o Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their intended purchase of such Institutional Class shares;

  o Clients of Wells Capital Management Incorporated (WCM) who are clients of WCM at the time of their intended purchase of Institutional Class shares; and

  o Clients of Wells Fargo Institutional Trust Services (ITS) who are clients of ITS at the time of their intended purchase of Institutional Class shares.


     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Funds' distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2007 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectuses under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:


     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.

  o American Skandia Marketing, Inc.

  o Ameriprise Financial Services, Inc.

  o Bear, Stearns Securities Corp.

  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o Fidelity Investments Institutional Services Company, Inc.

  o Financial Network Investment Corp.

  o GWFS Equities, Inc.

  o GunnAllen Financial, Inc.

  o Hewitt Financial Services, LLC

  o ING Financial Partners, Inc.

  o Linsco/Private Ledger Corporation

  o Mellon Financial Markets, LLC

  o Merrill Lynch, Pierce, Fenner & Smith Incorporated

  o Morgan Stanley DW, Inc.

  o MSCS Financial Services, LLC

  o Multi-Financial Securities Corporation

  o Nationwide Investment Services Corp.

  o Pershing LLC

  o Prudential Investment Management Services, Inc.

  o Prudential Retirement Brokerage Services, Inc.

  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.

  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o UBS Financial Services Inc.

  o Valic Financial Advisors, Inc.

  o Wachovia Securities, LLC

  o Wells Fargo Investments, LLC

     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Adviser is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.


     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. The Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts.

     In placing orders for portfolio securities of a Fund, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of the Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Brokerage Commissions. For the fiscal periods ended February 29, 2008,
     ----------------------
February 28, 2007, February 28, 2006, and March 31, 2005, the Funds did not pay any brokerage commissions and did not direct brokerage transactions to a broker for research services.

     Former Strong Funds. For the period November 1, 2004-April 10, 2005, the predecessor portfolios of the Heritage Money Market and Municipal Money Market Funds did not pay any brokerage commissions and did not direct brokerage transactions to a broker for research services.

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of February 29, 2008, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:



FUND                           BROKER/DEALER                        AMOUNT
 Cash Investment Money         Credit Suisse First Boston        $  966,000
 Market
                               Bank of America                   $  964,959
                               Barclay's Capital, Inc            $  940,336
                               Citigroup Inc.                    $  827,100
                               Deutsche Bank                     $  808,000
                               JP Morgan Chase & Co.             $  703,000
                               Lehman Brothers Inc               $  652,000
                               Bear Stearns & Co., Inc           $  365,951
                               Merrill Lynch & Co.               $  205,000
                               Goldman Sachs & Co                $  175,000
 Government Money Market       Bank of America                   $5,580,000
                               Barclay's Capital, Inc            $4,250,000
                               Credit Suisse First Boston        $3,750,000
                               Deutsche Bank                     $3,500,000
                               Citigroup Inc.                    $1,825,000
                               JP Morgan Chase & Co.             $1,700,000
                               Bear Stearns & Co., Inc           $  700,000
                               Merrill Lynch & Co.               $  500,000
                               UBS Warburg                       $  500,000
                               Goldman Sachs & Co                $  120,000
 Money Market Fund             Bank of America                   $  645,999
                               Deutsche Bank                     $  520,000
                               JP Morgan Chase & Co.             $  454,000
                               Lehman Brothers Inc               $  410,000
                               Credit Suisse First Boston        $  388,000
                               Citigroup Inc.                    $  254,800
                               Bear Stearns & Co., Inc           $  248,646
                               Goldman Sachs & Co                $  135,000
                               Barclay's Capital, Inc            $   68,960
                               Morgan Stanley & Co., Inc         $   53,000
 Money Market Trust            JP Morgan Chase & Co.             $  123,000
                               Lehman Brothers Inc               $  113,000
                               Deutsche Bank                     $  107,000
                               Credit Suisse First Boston        $  107,000
                               Bank of America                   $  104,588
                               Citigroup Inc.                    $   66,300
                               Merrill Lynch & Co.               $   42,000
                               Bear Stearns & Co., Inc           $   40,276

                              Goldman Sachs & Co               $30,000
                              Morgan Stanley & Co., Inc         $   17,887
 Overland Express Sweep       Bank of America                   $  219,661
                              JP Morgan Chase & Co.             $   46,000
                              Deutsche Bank                     $   44,000
                              Credit Suisse First Boston        $   39,000
                              Lehman Brothers Inc               $   34,000
                              Bear Stearns & Co., Inc           $   21,258
                              Citigroup Inc.                    $   21,000
                              Morgan Stanley & Co., Inc         $   16,934
                              Barclay's Capital, Inc            $   14,911
                              Merrill Lynch & Co.               $   12,000
 Prime Investment Money       Bank of America                   $  724,167
 Market
                              Citigroup Inc.                    $  579,800
                              Barclay's Capital, Inc            $  350,000
                              Lehman Brothers Inc               $  268,000
                              Credit Suisse First Boston        $  125,000
                              Deutsche Bank                     $  113,000
                              Bear Stearns & Co., Inc           $   90,000
                              Merrill Lynch & Co.               $   87,000
                              Morgan Stanley & Co., Inc         $   52,053
 Treasury Plus Money          Barclay's Capital, Inc            $1,580,000
 Market
                              Credit Suisse First Boston        $1,450,000
                              Deutsche Bank                     $1,300,000
                              Bank of America                   $  675,000
                              Morgan Stanley & Co., Inc         $  250,000
                              JP Morgan Chase & Co.             $  250,000
                              Goldman Sachs & Co                $   30,000


                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes and, as applicable, certain California and Minnesota taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.


     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.


     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income tax.

     Moreover, a Fund may retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.


     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable to shareholders as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.


     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.


     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of February 29, 2008, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:



                                                         CAPITAL LOSS CARRY
FUND                                      YEAR EXPIRES        FORWARDS
       Cash Investment Money Market Fund     2013             $122,917
       Minnesota Money Market Fund           2013             $ 11,598
                                             2014             $    326
                                             2015             $  1,728
       Municipal Money Market Fund           2015             $    544
       National Tax-Free Money Market Tru    2014             $    462
       2                                     015              $ 11,616
       Treasury Plus Money Market Fund       2013             $ 61,122


     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

     Excise Tax. If a Fund fails to distribute by December 31 of each calendar
     ----------
year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.


     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable (or, in the case of the Tax-Free Funds (defined below), distributable) income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.


     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

     If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.


     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or
(iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.


     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.


     In addition, a Fund's transactions in securities and certain types of derivatives (E.G., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder'stax basis in the shareholder's Fund shares, and (iii) thereafter, as capital gain. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.


     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

     Although the Funds are not prohibited from investing directly or indirectly (e.g., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or equity interests in taxable mortgage pools ("TMPs"), currently the Funds do not anticipate making any such investment. However, if a Fund makes any such investment, adverse tax consequences may result.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. Except for exempt-interest dividends (defined
     --------------------------
below) paid out by the California Tax-Free Money Market Fund, the California Tax-Free Money Market Trust, the Minnesota Money Market Fund, the Municipal Money Market Fund, the National Tax-Free Money Market Fund and the National Tax-Free Money Market Trust (collectively, the "Tax-Free Funds"), distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. In general, as long as a Fund
     ----------------------------------
maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives or is deemed to receive a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

     In addition, if a shareholder holds shares of a Tax-Free Fund for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. Additionally, where a Tax-Free Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this SAI.

     Federal Income Tax Rates. As of the date of this SAI, the maximum stated
     -------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain. Reductions in individual federal income tax enacted in 2003 on "qualified dividend income" generally will not apply to Fund distributions.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Distributions from the Funds generally will not qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends.

     Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. A Fund is generally required to withhold and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind but excluding exempt-interest dividends (defined below)) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Foreign Shareholders. For purposes of this discussion, "foreign
     ---------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom a Fund obtains a properly completed and signed certificate of foreign status.

     Generally, subject to certain exceptions described below, distributions made to foreign shareholders will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. This federal income tax withholding generally will not apply to exempt-interest dividends (defined below) from a Tax-Free Fund. Moreover, for taxable years beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders.

     As a money market fund, each Fund does not expect to realize substantial capital gain, but no assurance can be given to this effect. If a Fund realizes any short-term capital gain with respect to taxable years of the Fund beginning before January 1, 2008, complex rules would apply to the qualification of Fund distributions as "short-term capital gain dividends" to foreign shareholders;

therefore, foreign shareholders are urged to consult their own tax advisers and financial planners with respect to the particular tax consequences to them of an investment in a Fund.

     Although pending legislation would retroactively extend the exemptions from withholding for interest-related dividends and short-term capital gain dividends to either taxable years beginning before January 1, 2009 or taxable years beginning before January 1, 2010, as of the date of this SAI it is unclear whether such legislation will be enacted.

     In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

     In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts. Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related dividends or short-term capital gain dividends.

     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. Special tax rules also apply to the sale of shares in a U.S. real property holding corporation ("USRPHC"). However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs or USRPHCs.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

     As discussed above, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.

     Tax-Deferred Plans. Shares of the Funds may be available for a variety of
     -------------------
tax-deferred retirement and other tax-advantaged plans and accounts. However, shares of the Tax-Free Funds may not be suitable for tax-deferred retirement and other tax-advantaged plans and accounts since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of certain distributions from the Tax-Free Funds (discussed below). Such distributions may ultimately be taxable to the beneficiaries when distributed to them. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

     Tax-Exempt Shareholders. Shares of the Tax-Free Funds may not be suitable
     ------------------------
for tax-exempt shareholders since such shareholders generally would not benefit from the exempt status of distributions from the Tax-Free Funds (discussed below). Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) which invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Although currently the Funds do not anticipate making any such investment, the Funds are not prohibited from doing so. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ----------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     Additional Considerations for the Tax-Free Funds. If at least 50% of the
     -------------------------------------------------
value of a Fund's total assets at the close of each quarter of its taxable year consists of debt obligations that generate interest exempt from federal income tax under Section 103 of the Code, then the Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying exempt-interest dividends. The Tax-Free Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest dividends. "Exempt-interest dividends" are dividends (other than capital gain dividends) paid by a RIC that are properly designated as such in a written notice mailed to its shareholders.

     No later than 60 days after the close of its taxable year, each Tax-Free Fund will notify its shareholders of the portion of the distributions for the taxable year that constitutes exempt-interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Free Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Free Fund will not be deductible to the extent that the Tax-Free Fund's distributions are exempt from federal income tax.


     Although exempt-interest dividends are generally exempt from federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes.

     In addition, an investment in a Tax-Free Fund may result in liability for federal alternative minimum tax ("AMT"). Certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating the federal AMT. Tax preference items include tax-exempt interest on certain "private activity bonds." To the extent a Tax-Free Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Tax-Free Fund's distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Free Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in a Tax-Free Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Free Fund's expenses in computing their federal AMT. In addition, exempt-interest dividends paid by a Tax-Free Fund to a corporate shareholder are included in the shareholder's "adjusted current earnings" as part of its federal AMT calculation, and may also affect its federal "environmental tax" liability. As of the date of this SAI, individuals are subject to the federal AMT at a maximum rate of 28% and corporations are subject to the federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the federal AMT should consult their own tax advisers.

     The IRS is paying increased attention to whether debt obligations intended to produce interest exempt from federal income tax in fact meet the requirements for such exemption. Ordinarily, the Tax-Free Funds rely on an opinion from the issuer's counsel that interest on the issuer's debt obligation will be exempt from federal income tax. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the debt obligation to be taxable and could jeopardize a Tax-Free Fund's ability to pay exempt-interest dividends. Similar challenges may occur with respect to state-specific exemptions.

     A shareholder who receives Social Security or railroad retirement benefits should consult the shareholder's own tax adviser to determine what effect, if any, an investment in a Tax-Free Fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

     Distributions of a Tax-Free Fund's income other than exempt-interest dividends generally will be taxable to shareholders. Gains realized by a Tax-Free Fund on the sale or exchange of investments that generate tax-exempt income will also be taxable to shareholders.



                                                       PERCENTAGE OF TAX-
                                                      EXEMPT DISTRIBUTIONS
                                                        TREATED AS A TAX
FUND                                                    PREFERENCE ITEM
       California Tax-Free Money Market Fund                  17.74%
       California Tax-Free Money Market Trust                 17.40%
       Minnesota Money Market Fund                            30.32%
       Municipal Money Market Fund                            70.05%
       National Tax-Free Money Market Fund                     0.00%
       National Tax-Free Money Market Trust                    0.00%



     Additional Considerations for the California Tax-Free Money Market Fund
     -----------------------------------------------------------------------
and California Tax-Free Money Market Trust ("California Funds"). If, at the
---------------------------------------------------------------
close of each quarter of its taxable year, at least 50% of the value of the total assets of a RIC consists of obligations, which, when held by an individual, the interest therefrom is exempt from income taxation by California ("California Exempt Securities"), then the RIC will be qualified to make distributions that are exempt from California individual income tax ("California exempt-interest distributions"). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. possession obligations. The California Funds intend to qualify under the above requirements so that they can pay California exempt-interest distributions.


     Within sixty days after the close of its taxable year, each California Fund will notify its shareholders of the portion of the distributions made by the Fund that is exempt from California individual income tax. The total amount of California exempt-interest distributions paid by a California Fund attributable to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund was treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium that would not be deductible under federal income or California individual income tax law.

     In cases where a shareholder of a California Fund is a "substantial user" or "related person" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest distributions paid by the Fund with respect to such obligations retain California individual income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest distributions treatment to "substantial users" may be applicable for California income tax purposes. Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of a California Fund is not deductible for California individual income tax purposes if the Fund distributes California exempt-interest distributions to the shareholder for that taxable year.

     The foregoing is only a summary of some of the important California individual income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest distributions is excludable from income for California individual income tax purposes only. Any distributions paid to shareholders subject to California franchise tax or California corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Funds, including, in particular, corporate investors that may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisers with respect to the application of such taxes to the receipt of the California Funds' distributions and as to their own California tax situation, in general.

     Additional Considerations for the Minnesota Money Market Fund ("Minnesota
     -------------------------------------------------------------------------
Fund"). Shareholders of the Minnesota Fund, who are individuals, estates, or
------
trusts and who are subject to the regular Minnesota individual income tax will not be subject to such regular Minnesota tax on Minnesota Fund distributions to the extent that such distributions qualify as exempt-interest distributions which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest distributions from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest distributions that are paid by the Fund. If the 95% test is not met, all exempt-interest distributions that are paid by the Minnesota Fund generally will be subject to the regular Minnesota individual income tax. The Minnesota Fund intends to meet this 95% threshold, but no assurance can be provided that it will. Even if the 95% test is met, to the extent that exempt-interest distributions that are paid by the Minnesota Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such distributions generally will be subject to the regular Minnesota individual income tax. Other distributions of the Minnesota Fund, including distributions attributable to net short-term and long-term capital gain, generally are not exempt from the regular Minnesota individual income tax.


     Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund distributions to shareholders who are individuals, estates, or trusts that are derived from interest on certain United States obligations are not subject to the regular Minnesota individual income tax or the Minnesota alternative minimum tax. However, Minnesota Fund distributions, including exempt-interest distributions, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. The Fund's distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.


     Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes federal tax preference items. As described above, the Code provides that interest on specified private activity bonds is a federal tax preference item, and that a exempt-interest distribution constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest distributions that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds of the Trusts.

     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Sub-Advisers. Sub-advisers shall have full daily access to Fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.


     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------
     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.
    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.
    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C.to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSRO's") may receive full Fund holdings for rating purposes.

V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.


VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

                                 CAPITAL STOCK


     The Funds is fifteen series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.


     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (E.G., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.


     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.


     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.


     Set forth below as of June 3, 2008, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.



                                                    PERCENTAGE
FUND            NAME AND ADDRESS                     OF CLASS
----------      -----------------------------      -----------
CALIFORNIA TAX-FREE MONEY MARKET FUND
 Fund Level     WELLS FARGO SERVICE COMPANY            45.30%
                FBO SWEEP FUNDS CATF
                RETAIL SWEEP OPERATIONS
                3401 N 4TH AVE #9777-131
                SIOUX FALLS SD 57104-0783
 Class A        WELLS FARGO SERVICE COMPANY            64.61%
                FBO SWEEP FUNDS CATF
                RETAIL SWEEP OPEARTIONS
                3401 N 4TH AVE #N9777-131
                SIOUX FALLS SD 57104-0783

                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
                            WELLS FARGO INVESTMENTS LLC                   26.28%
                            C/O CHRIS ROBINSON
                            625 MARQUETTE AVE FL 12
                            MINNEAPOLIS MN 55402-2308
 Institutional Class        WELLS FARGO BROKERAGE SERVICES LLC            42.07%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BANK NA                           36.17%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            KERN FUELS RESEARCH LLC                       12.27%
                            180 E OCEAN BLVD STE 1010
                            LONG BEACH CA 90802-4711
                            CASEY CO                                       8.55%
                            7724 E PANAMA LANE
                            BAKERSFIELD CA 93307-9210
 Service Class              WELLS FARGO BANK NA                           56.22%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BROKERAGE SERVICES LLC            12.27%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55479-0001
CALIFORNIA TAX-FREE MONEY MARKET TRUST
 Single Class               WELLS FARGO BANK NA                           97.51%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
CASH INVESTMENT MONEY MARKET FUND
 Administrator Class        WELLS FARGO BROKERAGE SERVICES LLC            73.55%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55402-1916
                            WELLS FARGO BANK NA                           10.56%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOILS MN 55479-0001
 Institutional Class        WELLS FARGO BROKERAGE SERVICES LLC            44.98%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55479-0001

                                                                      PERCENTAGE
FUND                  NAME AND ADDRESS                                 OF CLASS
----------------      -----------------------------------------      -----------
                      WELLS FARGO BANK NA                                40.12%
                      ATTN: CASH SWEEP DEPT
                      MAC N9306-04C
                      733 MARQUETTE AVE
                      MINNEAPOILS MN 55479-0001
                      HARE & CO                                           8.70%
                      BANK OF NEW YORK
                      ONE WALL STREET 2ND FLOOR
                      ATTN: STIF/MASTER NOTE
                      NEW YORK NY 10005-2501
 Service Class        WELLS FARGO BANK NA                                46.03%
                      ATTN: CASH SWEEP DEPT
                      MAC N9306-04C
                      733 MARQUETTE AVE
                      MINNEAPOILS MN 55479-0001
                      WELLS FARGO BROKERAGE SERVICES LLC                 19.88%
                      ATTN: SEAN O'FARRELL
                      608 2ND AVE S #N9303-054
                      MINNEAPOLIS MN 55479-0001
                      WELLS FARGO INVESTMENTS LLC                         9.25%
                      C/O CHRIS ROBINSON
                      625 MARQUETTE AVE FL 12
                      MINNEAPOLIS MN 55402-2308
 Select Class         WELLS FARGO INST BROKERAGE SERVICES LLC            52.69%
                      ATTN: SEAN O'FARRELL
                      608 2ND AVE S #N9303-054
                      MINNEAPOLIS MN 55402-1916
                      WELLS FARGO BANK NA                                15.51%
                      ATTN: CASH SWEEP DEPT
                      MAC N9306-04C
                      733 MARQUETTE AVE
                      MINNEAPOILS MN 55479-0001
                      WATERFERRY                                         15.18%
                      745 7TH AVE
                      NEW YORK NY 10019-6801
                      STATE STREET BANK                                   6.26%
                      ASCENSION HEALTH
                      ATTN: CASH SWEEPS
                      1776 HERITAGE DR
                      NORTH QUINCY MA 02171-2119
GOVERNMENT MONEY MARKET FUND
 Fund Level           WELLS FARGO BANK NA                                29.70%
                      ATTN: CASH SWEEP DEPT
                      MAC N9306-04C
                      733 MARQUETTE AVE
                      MINNEAPOLIS MN 55479-0001
 Class A              WELLS FARGO INVESTMENTS LLC                        89.66%
                      C/O CHRIS ROBINSON
                      625 MARQUETTE AVE FL 12
                      MINNEAPOLIS MN 55402-2308

                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
 Administrator Class        WELLS FARGO BANK NA                           45.06%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BROKERAGE SERVICES LLC            41.76%
                            C/O SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55402-1916
                            PERSHING LLC                                   9.39%
                            FOR EXCLUSIVE BENEFIT OF
                            BROKERAGE CUSTOMERS
                            ATTN: CASH MANAGEMENT SERVICES
                            1 PERSHING PLZ
                            JERSEY CITY NJ 07399-0001
 Institutional Class        WELLS FARGO BANK NA                           41.70%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BANK NA                           28.57%
                            ATTN: KEITH BERGER/SUPPORT
                            SERVICES N9303-054
                            NORTHSTAR EAST 5TH FLOOR
                            608 2ND AVE SO N9303-050
                            MINNEAPOLIS MN 55402
                            WELLS FARGO BROKERAGE SERVICES LLC            18.60%
                            C/O SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55402-1916
 Service Class              WELLS FARGO BANK NA                           83.18%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BROKERAGE SERVICES LLC            10.26%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55402-1916
HERITAGE MONEY MARKET FUND
 Fund Level                 WELLS FARGO BANK NA                           30.20%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
 Administrator Class        WELLS FARGO BANK NA                           37.53%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001

                                                                            PERCENTAGE
FUND                        NAME AND ADDRESS                                 OF CLASS
----------------------      -----------------------------------------      -----------
                            WELLS FARGO BROKERAGE SERVICES LLC                 8.89%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55402-1916
                            WELLS FARGO BANK NA FBO                            8.18%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Institutional Class        WELLS FARGO BANK NA                               65.27%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BROKERAGE SERVICES LLC                20.57%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55402-1916
 Select Class               WELLS FARGO INST BROKERAGE SERVICES LLC           48.14%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55402-1916
                            WELLS FARGO BANK NA                               20.17%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            ERAC USA FINANCE COMPANY                          16.16%
                            ATTN: DAVID A SCHUERING
                            600 CORPORATE PARK DRIVE
                            ST LOUIS MO 63105-4204
                            LEHMAN BROTHERS INC                                5.10%
                            CUSTOMER SEGREGATED COMMODITY
                            FUNDS ACCOUNTS
                            ATTN: FUTURES CLEARANCE GROUP
                            70 HUDSON STREET 7TH FLOOR
                            JERSEY CITY NJ 07302-6599
MINNESOTA MONEY MARKET FUND
 Fund Level                 WELLS FARGO INVESTMENTS LLC                       85.20%
                            C/O CHRIS ROBINSON
                            625 MARQUETTE AVE FL 12
                            MINNEAPOLIS MN 55402-2308
 Class A                    WELLS FARGO INVESTMENTS LLC                       85.23%
                            C/O CHRIS ROBINSON
                            625 MARQUETTE AVE FL 12
                            MINNEAPOLIS MN 55402-2308
                            WELLS FARGO BROKERAGE SERVICES LLC                 8.75%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9803-054
                            MINNEAPOLIS MN 55479-0001

                                                                 PERCENTAGE
FUND                   NAME AND ADDRESS                           OF CLASS
-----------------      -----------------------------------      -----------
                       WELLS FARGO BANK NA                           5.13%
                       ATTN: CASH SWEEP DEPT
                       733 MARQUETTE AVE
                       MINNEAPOLIS MN 55479-0001
MONEY MARKET FUND
 Fund Level            WELLS FARGO SERVICE COMPANY                  36.10%
                       FBO SWEEP FUNDS FA
                       RETAIL SWEEP OPERATIONS
                       3401 N 4TH AVE #N9777-131
                       SIOUX FALLS SD 57104-0783
                       WELLS FARGO INVESTMENTS LLC                  25.40%
                       C/O CHRIS ROBINSON
                       625 MARQUETTE AVE FL 12
                       MINNEAPOLIS MN 55402-2308
 Class A               WELLS FARGO SERVICE COMPANY                  56.47%
                       FBO SWEEP FUNDS FA
                       RETAIL SWEEP OPERATIONS
                       3401 N 4TH AVE #N9777-131
                       SIOUX FALLS SD 57104-0783
                       WELLS FARGO INVESTMENTS LLC                  39.77%
                       C/O CHRIS ROBINSON
                       625 MARQUETTE AVE FL 12
                       MINNEAPOLIS MN 55402-2308
 Class B               WELLS FARGO SERVICE COMPANY                  99.61%
                       FBO SWEEP FUNDS FA
                       RETAIL SWEEP OPERATIONS
                       3401 N 4TH AVE #N9777-131
                       SIOUX FALLS SD 57104-0783
 Investor Class        NONE                                        NONE
MONEY MARKET TRUST
 Single Class          WELLS FARGO BANK NA                         100.00%
                       ATTN: CASH SWEEP DEPT
                       MAC N9306-04C
                       733 MARQUETTE AVE
                       MINNEAPOLIS MN 55479-0001
MUNICIPAL MONEY MARKET FUND
 Institutional Class   WELLS FARGO FUNDS SEEDING ACCOUNT           100.00%
                       MAC #A0103-091
                       525 MARKET ST 9TH FLOOR
                       SAN FRANCISCO CA 94105-2779
 Investor Class        NONE                                        NONE
NATIONAL TAX-FREE MONEY MARKET FUND
 Class A               WELLS FARGO INVESTMENTS LLC                  47.38%
                       C/O CHRIS ROBINSON
                       625 MARQUETTE AVE FL 12
                       MINNEAPOLIS MN 55402-2308

                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
                            WELLS FARGO SERVICE COMPANY                   44.49%
                            FBO SWEEP FUNDS NTF
                            RETAIL SWEEP OPERATIONS
                            3401 N 4TH AVE #N9777-131
                            SIOUX FALLS SD 57104-0783
                            WELLS FARGO BANK                               5.13%
                            SWEEP DEPT OPERATIONS
                            MAC A249-026
                            3440 WALNUT AVE BLDG B
                            FREMONT CA 94538-2210
 Administrator Class        WELLS FARGO BROKERAGE SERVICES LLC             9.83%
                            C/O SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55402-1916
                            EDWIN J CLARK                                  8.65%
                            22 HARBOR VIEW DR
                            SUGAR LAND TX 77479-5851
 Institutional Class        WELLS FARGO BANK NA                           47.30%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BROKERAGE SERVICES LLC            26.40%
                            C/O SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55402-1916
                            CONTINENTAL STOCK TRANSFER & TRUST             8.42%
                            A/F/T GLOBAL CONSUMER ACQ CORP
                            17 BATTERY PLACE 8TH FLOOR
                            NEW YORK NY 10004-1123
 Service Class              WELLS FARGO BANK NA                           59.20%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BANK NA                           19.46%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO INVESTMENTS LLC                   11.55%
                            C/O CHRIS ROBINSON
                            625 MARQUETTE AVE FL 12
                            MINNEAPOLIS MN 55402-2308
                            WELLS FARGO BROKERAGE SERVICES LLC             7.24%
                            C/O SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55479-0001

                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
NATIONAL TAX-FREE MONEY MARKET TRUST
 Single Class               WELLS FARGO BANK NA                           99.27%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
OVERLAND EXPRESS SWEEP FUND
 Fund Level                 WELLS FARGO BANK                              60.20%
                            SWEEP DEPT OPERATIONS
                            MAC #A249-026
                            3440 WALNUT AVE BLDG B
                            FREMONT CA 94538-2210
                            WELLS FARGO BANK                              38.30%
                            SWEEP DEPT OPERATIONS
                            MAC #A249-026
                            3440 WALNUT AVE BLDG B
                            FREMONT CA 94538-2210
 Single Class               WELLS FARGO BANK                              60.28%
                            SWEEP DEPT OPERATIONS
                            MAC #A249-026
                            3440 WALNUT AVE BLDG B
                            FREMONT CA 94538-2210
                            WELLS FARGO BANK                              38.31%
                            SWEEP DEPT OPERATIONS
                            MAC #A249-026
                            3440 WALNUT AVE BLDG B
                            FREMONT CA 94538-2210
PRIME INVESTMENT MONEY MARKET FUND
 Fund Level                 WELLS FARGO BANK NA                           54.20%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
 Institutional Class        WELLS FARGO BANK NA                           64.16%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BROKERAGE SERVICES LLC            22.18%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55402-1916
 Service Class              WELLS FARGO BANK NA                           91.49%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001

                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
                            WELLS FARGO BROKERAGE SERVICES LLC            6.36%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55479-0001
TREASURY PLUS MONEY MARKET FUND
 Class A                    WELLS FARGO BANK                             51.28%
                            SWEEP DEPT OPERATIONS
                            MAC #A249-026
                            3440 WALNUT AVE BLDG B
                            FREMONT CA 94538-2210
                            WELLS FARGO BANK                             20.98%
                            SWEEP DEPT OPERATIONS
                            MAC #A249-026
                            3440 WALNUT AVE BLDG B
                            FREMONT CA 94538-2210
                            HARE & CO                                    19.04%
                            BANK OF NEW YORK
                            ONE WALL STREET 2ND FLOOR
                            ATTN: STIF/MASTER NOTE
                            NEW YORK NY 10005-2501
                            WELLS FARGO INVESTMENTS LLC                   6.90%
                            C/O CHRIS ROBINSON
                            625 MARQUETTE AVE FL 12
                            MINNEAPOLIS MN 55402-2308
 Administrator Class        WELLS FARGO BROKERAGE SERVICES LLC           92.83%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9303-054
                            MINNEAPOLIS MN 55479-0001
                            MIAMI AIRPORT COMPLEX II LLC                  7.05%
                            C/O THAYER LODGING GROUP
                            410 SEERN AVE STE 314
                            ANNAPOLIS MN 21403-2538
 Institutional Class        WELLS FARGO BANK NA                          41.86%
                            ATTN: CASH SWEEP DEPT
                            MAC N9306-04C
                            733 MARQUETTE AVE
                            MINNEAPOLIS MN 55479-0001
                            WELLS FARGO BROKERAGE SERVICES LLC           24.06%
                            ATTN: SEAN O'FARRELL
                            608 2ND AVE S #N9803-054
                            MINNEAPOLIS MN 55402-1916
                            AMERICAN EXPRESS CREDIT CORP                 10.33%
                            ATTN: VERICK B NORTHRUP
                            301 N WALNUT ST
                            WILMINGTON DE 19801-3974
                            LASALLE BANK NATIONAL ASSOCIATION             8.29%
                            AS CUSTODIAN FOR CASH OMNIBUS
                            ATTN: ANTOINETTE NEAL
                            540 W MADISON ST STE 1035
                            CHICAGO IL 60661-2591

                                                                 PERCENTAGE
FUND                  NAME AND ADDRESS                            OF CLASS
----------------      ------------------------------------      -----------
                      PRICEWATERHOUSECOOPERS LLC                    5.85%
                      ATTN: TREASURY
                      3109 W MLK BLVD
                      TAMPA FL 33607
 Service Class        WELLS FARGO BANK NA                          85.64%
                      ATTN: CASH SWEEP DEPT
                      MAC N9306-04C
                      733 MARQUETTE AVE
                      MINNEAPOLIS MN 55479-0001
100% TREASURY MONEY MARKET FUND
 Fund Level           WELLS FARGO BANK NA                          82.60%
                      ATTN: CASH SWEEP DEPT
                      MAC N9306-04C
                      733 MARQUETTE AVE
                      MINNEAPOLIS MN 55479-0001
 Class A              WELLS FARGO INVESTMENTS LLC                  70.71%
                      C/O CHRIS ROBINSON
                      625 MARQUETTE AVE FL 12
                      MINNEAPOLIS MN 55402-2308
 Service Class        WELLS FARGO BANK NA                          86.79%
                      ATTN: CASH SWEEP DEPT
                      MAC N9306-04C
                      733 MARQUETTE AVE
                      MINNEAPOLIS MN 55479-0001
                      WELLS FARGO BROKERAGE SERVICES LLC           10.07%
                      ATTN: SEAN O'FARRELL
                      608 2ND AVE S #N9303-054
                      MINNEAPOLIS MN 55479-0001


     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a class (or Fund), or is identified as the record owner of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectus(es) and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION


     The audited financial statements for the Funds for the fiscal year ended February 29, 2008 and the unaudited financial statements for the semi-annual period ended August 31, 2007, are hereby incorporated by reference to the Funds' Annual Reports and Semi-Annual Reports, respectively.

                                    APPENDIX

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

CORPORATE BONDS
---------------

     S&P
     ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.


     FITCH
     -----


     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

     SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
     ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, E.G. A1+, A1, A2 and A3.

                            WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                     PART C
                               OTHER INFORMATION

Item 23. Exhibits.
         --------

      EXHIBIT
       NUMBER            DESCRIPTION
-------------------      ---------------------------------------------------------------------------------------
 (a)                -   Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective
                        Amendment No. 83, filed April 11, 2005.

 (b)                -   Not Applicable.

 (c)                -   Not Applicable.

 (d)       (1)      -   Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule A, filed herewith.

           (2)      -   Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust,
                        Wells Fargo Master Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 126, filed June 20, 2008.

           (3)      -   Investment Sub-Advisory Agreement with Galliard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                        Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed
                        November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                        No. 93, filed June 26, 2006.

           (4)      -   Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                        Schedule A, incorporated by reference to Post-Effective Amendment No. 111, filed June
                        29, 2007; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

           (5)      -   Investment Sub-Advisory Agreement with Schroder Investment Management North
                        America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May
                        1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

           (6)      -   Investment Sub-Advisory Agreement with Smith Asset Management Group, L.P., incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002;
                        Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No.
                        87, filed November 1, 2005.

           (7)      -   Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001;
                        Schedule A, and Appendix A, incorporated by reference to Post-Effective Amendment No.
                        119, filed March 1, 2008.

           (8)      -   Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly
                        Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective
                        Amendment No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

           (9)      -   Investment Sub-Advisory Agreement with Global Index Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006. Appendix A and B, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.


                     Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003;
                     Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
        (10)     -   88, filed December 1, 2005.

        (11)     -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

        (12)     -   Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incoporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

        (13)     -   Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005;
                     Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
                     88, filed December 1, 2005.

        (14)     -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.

        (15)     -   Investment Sub-Advisory Agreement with New Star Institutional Managers Limited, incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006;
                     Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No.
                     119, filed March 1, 2008.

        (16)     -   Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A and
                     Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March
                     1, 2008.

        (17)     -   Sub-Advisory Agreement with Phocas Financial Corporation, incorporated by reference to
                     Post-Effective Amendment No. 122, filed March 21, 2008.

(e)              -   Distribution Agreement with Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005; Schedule I, filed herewith.

(f)              -   Not Applicable.

(g)      (1)     -   Amended and Restated Custody Agreement with Wells Fargo Bank, N.A. incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A, filed herewith.

         (2)     -   Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to
                     Post-Effective Amendment No. 93, filed June 26, 2006. Exhibit A, filed herewith.

         (3)     -   Securities Lending Agency Agreement by and among Wells Fargo Funds Trust, Wells
                     Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management, LLC
                     and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No.
                     100, filed October 2, 2006. Schedule 1, filed herewith. Schedule 2 incorporated by reference to Post-Effective Amendment No. 113, filed October 1, 2007.

(h)      (1)     -   Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Appendix A and
                     Schedule A, filed herewith.

         (2)     -   Accounting Services Agreement with PFPC Inc., along with Amended and Restated Letter
                     Agreement, incorporated by reference to Post-Effective Amendment No. 83, filed April
                     11, 2005; Amendment, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005; Exhibit A, filed herewith.

         (3)     -   Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006;
                     Schedule A, filed herewith.


                    Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No.
        (4)     -   16, filed October 30, 2000; Appendix A, filed herewith.

        (5)     -   Administrative and Shareholder Servicing Agreement, Form of Agreement, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.

(i)     (1)     -   Legal Opinion, filed herewith.

        (2)     -   Not Applicable.

(j)     (A)     -   Consents of Independent Auditors, filed herewith.

(j)     (1)     -   Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (2)     -   Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (3)     -   Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (4)     -   Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (5)     -   Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (6)     -   Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (7)     -   Power of Attorney, Olivia S. Mitchell, incorporated by reference to Post-Effective
                    Amendment No. 90, filed March 1, 2006.

        (8)     -   Power of Attorney, Stephen Leonhardt, incorporated by reference to Post-Effective
                    Amendment No. 112, filed July 31, 2007.

(k)             -   Not Applicable.

(l)             -   Not Applicable.

(m)             -   Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 87, filed
                    November 1, 2005; Schedule I, filed herewith.

(n)             -   Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 111, filed
                    June 29, 2007; Appendix A, filed herewith.

(o)             -   Not Applicable.

(p)     (1)     -   Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, filed herewith.

        (2)     -   Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds
                    Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 111, filed
                    June 29, 2007.

        (3)     -   RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) Code of Ethics, filed herewith.

        (4)     -   Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-
                    Effective Amendment No. 87, filed November 1, 2005.

        (5)     -   Peregrine Capital Management, Inc. Code of Ethics incorporated by reference to Post-
                    Effective Amendment No. 118, filed February 1, 2008.

        (6)     -   Schroder Investment Management North America Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

        (7)     -   Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post-
                    Effective Amendment No. 111, filed June 29, 2007.

        (8)     -   Wells Capital Management Incorporated Code of Ethics, filed herewith.

        (9)     -   Systematic Financial Management, L.P. Code of Ethics, filed herewith.


(10)     -   LSV Asset Management Code of Ethics and Personal Trading Policy, filed herewith.

(11)     -   Cooke & Bieler, L.P. Code of Ethics, filed herewith.

(12)     -   Artisan Partners Limited Partnership Code of Ethics, incorporated by reference to Post-
             Effective Amendment No. 93, filed June 26, 2006.

(13)     -   New Star Institutional Managers Limited Code of Ethics, incorporated by reference to
             Post-Effective Amendment No. 113, filed October 1, 2007.

(14)     -   Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
             Amendment No. 87, filed November 1, 2005.

(15)     -   Global Index Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
             Amendment No. 111, filed June 29, 2007.

(16)         Phocas Financial Corporation Code of Ethics, incorporated by reference to Post-Effective
             Amendment No. 122, filed March 21, 2008.

Item 24. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------

     Registrant believes that no person is controlled by or under common control with Registrant.

Item 25. Indemnification.
         ---------------

     Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Article III, Section 1(t) of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------

     (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

     To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

     (b) Global Index Advisors, Inc. ("GIA"), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the "Trust") and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of GIA in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of GIA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (c) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (h) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) ("RCM"), a wholly owned subsidiary of RCM US Holdings LLC, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (i) Systematic Financial Management, L.P. ("Systematic") serves as sub-adviser to the Large Cap Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (j) LSV Asset Management ("LSV") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (k) Cooke & Bieler, L.P. ("Cooke & Bieler") serves as sub-adviser for the Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund of the Trust and for the C&B Large Cap Value Portfolio of Master Trust in which the C&B Large Cap Value Fund invests. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (l) Artisan Partners Limited Partnership ("Artisan") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (m) New Star Institutional Managers Limited ("New Star") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of New Star in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (n) Matrix Asset Advisors, Inc. ("Matrix") serves as Sub-Adviser for the Growth and Income Fund and Large Company Core Fund of the Trust. The descriptions of Matrix in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Matrix is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (o) Phocas Financial Corporation ("Phocas") serves as Sub-Adviser for the Large Company Value Fund of the Trust. The descriptions of Phocas in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Phocas is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 27. Principal Underwriters.
         ----------------------

     (a) Wells Fargo Funds Distributor, LLC, distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

     (b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.

(1)                                                  (2)                             (3)
NAME AND PRINCIPAL BUSINESS               POSITIONS AND OFFICES WITH      POSITIONS AND OFFICES WITH
ADDRESS                                          UNDERWRITER                         FUND
------------------------------------ ----------------------------------- ---------------------------
Karla M. Rabusch                     Chairman of the Board               President
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105
Cara Peck                            Director, President and Secretary   None
Wells Fargo Funds Distributor, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

A. Erdem Cimen                       Director                            None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Kevin J. Scott                       Financial Operations Officer        None
Wells Fargo Funds Management, LLC    (FINOP)
100 Heritage Reserve
Menomonee Falls, WI 53051

Samuel H. Hom                        Anti-Money Laundering Officer       Anti-Money Laundering
Wells Fargo Funds Distributor, LLC   Interim Chief Compliance Officer    Compliance Officer
525 Market Street, 12th Floor
San Francisco, CA 94105

Randy Henze                          Director                            None

Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

     (c) Not Applicable.

Item 28. Location of Accounts and Records.
         --------------------------------

     (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

     (d) Global Index Advisors, Inc. maintains all Records relating to their services as sub-adviser at 29 North Park Square NE, Suite 201, Marietta, GA 30060.

     (e) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, MN 55479-0040.

     (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, CA 94105.

     (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402.

     (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479.

     (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 100 Crescent Court, Suite 1150, Dallas, TX 75201.

     (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

     (l) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

     (m) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666.

     (n) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

     (o) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, PA 19103.

     (p) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

     (q) New Star Institutional Managers Limited maintains all Records relating to its services as investment sub-adviser at 1 Knightsbridge Green, London, SW1X 7NE, England.

     (r) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.

     (s) Phocas Financial Corporation maintains all Records relating to its services as investment sub-adviser at 980 Atlantic Avenue, suite 106, Alameda, California 94501.

Item 29. Management Services.
         -------------------

     Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings. Not Applicable.
         ------------

                                  SIGNATURES
                                   ---------
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 1st day of July, 2008.

                                WELLS FARGO FUNDS TRUST

                                By:   /s/ Carol J. Lorts
                                      --------------------
                                      Carol J. Lorts
                                      Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 127 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                           TITLE                          DATE
----------------------------------- ------------------------------ -------
                  *                 Trustee
---------------------------------
Thomas S. Goho

                  *                 Trustee
---------------------------------
Peter G. Gordon

                  *                 Trustee
---------------------------------
J. Tucker Morse

                  *                 Trustee
---------------------------------
Olivia S. Mitchell

                  *                 Trustee
---------------------------------
Timothy J. Penny

                  *                 Trustee
---------------------------------
Donald C. Willeke

                  *                 President
---------------------------------   (Principal Executive Officer)
Karla M. Rabusch

                  *                 Treasurer                      7/1/08
---------------------------------   (Principal Financial Officer)
Stephen Leonhardt

* By:   /s/ Carol J. Lorts
        --------------------
        Carol J. Lorts
        As Attorney-in-Fact
        July 1, 2008

                            WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                 EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
--------------- ----------------------------------------------------
EX-99.(d)(1)    Advisory Agreement, Schedule A
EX-99.(e)       Distribution Agreement, Schedule I
EX-99.(g)(1)    Custody Agreement, Appendix A
EX-99.(g)(2)    Delegation Agreement, Exhibit A
EX-99.(g)(3)    Securities Lending Agency Agreement, Schedule I
EX-99.(h)(1)    Administration Agreement, Schedule A and Appendix A
EX-99.(h)(2)    Accounting Services Agreement, Exhibit A
EX-99.(h)(3)    Transfer Agency and Services Agreement, Schedule A
EX-99.(h)(4)    Shareholder Servicing Plan, Appendix A
EX-99.(i)(1)    Legal Opinion
EX-99.(j)(A)    Consents of Independent Auditors
EX-99.(m)       Distribution Plan (Rule 12b-1), Schedule I
EX-99.(n)       Rule 18f-3 Multi-Class Plan, Appendix A
EX-99.(p)(1)    Joint Code of Ethics - Trusts
EX-99.(p)(3)    Code of Ethics - RCM
EX-99.(p)(8)    Code of Ethics - Wells Capital Management
EX-99.(p)(9)    Code of Ethics - Systematic
EX-99.(p)(10)   Code of Ethics - LSV
EX-99.(p)(11)   Code of Ethics - Cooke & Bieler